UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

FORM N-CSR

Item 1. Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Annual Report

December 31, 2012

Message from the President

Most stock and bond investors enjoyed positive total returns for 2012. Several major U.S., international and world stock market indexes provided double-digit returns during the reporting period.

The stock market’s progress, however, was far from uniform. Stocks began the year buoyed by signs that systemic risk in Europe was coming under control. The European Central Bank’s Long Term Financing Operations helped ease market concerns and provide needed liquidity. During the second quarter, however, stocks tumbled as investors again focused on major risk factors, including missed budget targets, contentious elections and slowing economic growth.

Stocks began to rise again at the end of May and reached their high point for the year in mid-September. The remainder of the year was relatively volatile but ended on an up note, as investors weighed in on the U.S. presidential election and the continued debate about how best to address the fiscal cliff.

Much of the market’s advance during the year can be attributed to central bank actions designed to calm investor concerns. In July, European Central Bank President Mario Draghi pledged to do “whatever it takes” to support the euro. Later, he outlined a plan for direct purchases of government bonds across Europe.

Throughout the year, the Federal Reserve held the federal funds rate in a range near zero. It also continued to extend the average maturity of its U.S. Treasury holdings in an effort to put downward pressure on longer-term interest rates, provide broad easing in financial market conditions and contribute to an economic recovery. In September, the Federal Open Market Committee agreed to increase policy accommodation by purchasing an additional $40 billion per month in agency mortgage-backed securities.

In the bond market, the prospect of continued low interest rates led yield-hungry investors to lengthen maturities and lower their aversion to risk. During 2012, higher-risk fixed-income securities tended to outperform those with lower risk. As an asset class, high-yield bonds were the top performers, providing strong double-digit returns. They were followed by convertible securities, leveraged loans, and high-grade corporate bonds. U.S. government securities provided positive total returns in the low single digits. It is important to note, however, that past performance is no guarantee of future results.

While most investors are pleased when markets advance, the portfolio managers of MainStay VP Funds know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods.

At MainStay VP Funds, we believe that a long-term perspective can help investors as well. Rather than focus on daily or weekly market movements, we invite you to consider the long-term potential that can come from getting invested, staying invested and adding to your investments over time.

The following pages contain more specific information on the market events, investment decisions and securities that affected your MainStay VP Portfolio(s) during the 12 months ended December 31, 2012. We encourage you to read the information carefully and use it as part of your ongoing Portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

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Investors should refer to the MainStay VP Funds Trust Prospectus dated May 1, 2012, as supplemented, for a discussion of each Portfolio’s investment objectives, strategies and risks. You may obtain copies of the Prospectus and the relevant Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010. These documents are also available at mainstayinvestments.com.

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Index Definitions

The information below is an explanation of the various indices and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-435. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index is an unmanaged index that consists of the Russell Midcap® Value Index (60% weighted) and the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds.

Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays U.S. Government Bond Index is an unmanaged index that consists of publicly issued debt of the U.S. Treasury and government agencies.

Barclays U.S. TIPS Index includes all publicly issued, U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and are rated investment grade.

Barclays U.S. Government/Credit Bond Index includes investment-grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of at least one year.

Credit Suisse High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Dow Jones Global Utilities Index is a free float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets.

Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively.

Janus Balanced Composite Index is an unmanaged index that consists of the S&P 500® Index (55% weighted) and the Barclays U.S. Aggregate Bond Index (45% weighted).

LIBOR—London InterBank Offered Rate is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI EAFE® Index is an unmanaged index that consists of international stocks representing the developed world outside of North America.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price- to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

M-2

Russell 2000® Growth Index is an unmanaged Index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index is an unmanaged index that measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P 500® Index is an unmanaged index and is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded natural resource-related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies.

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MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2012

Class	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[2]
Initial Class Shares	12.32%	3.94%	5.06%	0.84%
Service Class Shares	12.04	3.68	4.79	1.09

Benchmark Performance	One Year	Five Years	Since Inception (5/2/05)
Russell Midcap® Value Index[3]	18.51%	3.79%	6.65%
Balanced Composite Index[3]	12.74	5.04	6.50
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	4.24	5.19	5.05
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	13.50	1.93	5.20

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-4	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,061.00	$4.04	$1,021.20	$3.96

Service Class Shares	$1,000.00	$1,059.70	$5.33	$1,020.00	$5.23

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

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Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2012 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.125%–2.25%, due 9/30/14–11/15/22

2.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1

3.	Federal Home Loan Mortgage Corporation, 0.50%–1.75%, due 11/25/14–8/1/19

4.	Federal National Mortgage Association, 0.375%–2.75%, due 3/13/14–12/28/17

5.	S&P 500 Index—SPDR Trust Series 1
6.	Bank of America Corp.

7.	Citigroup, Inc.

8.	JPMorgan Chase & Co.

9.	Marathon Petroleum Corp.

10.	Valero Energy Corp.

M-6	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of New York Life Investments,1 the Portfolio’s Manager, and Harvey J. Fram, CFA, of Madison Square Investors LLC,2 the Portfolio’s Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its peers and its benchmarks during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Balanced Portfolio returned 12.32% for Initial Class shares and 12.04% for Service Class shares. Over the same period both share classes underperformed the 13.50% return of the average Lipper3 Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 18.51% return of the Russell Midcap® Value Index3 and the 12.74% return of the Balanced Composite Index.3 Both share classes outperformed the 4.24% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index3 for the 12 months ended December 31, 2012. The Russell Midcap® Value Index is the Portfolio’s broad-based securities-market index. The Balanced Composite Index is the secondary benchmark for the Portfolio. The Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is an additional benchmark for the Portfolio.

Were there any changes to the Portfolio during the reporting period?

At a meeting held on December 10–12, 2012, the Portfolio’s Board of Trustees approved, effective February 28, 2013, a change in the Portfolio’s Principal Investment Strategy and the addition of Andrew Ver Planck as a portfolio manager of the Portfolio. For more information on these changes, see the Supplement dated December 17, 2012, to the Prospectus dated May 1, 2012, as supplemented.

What factors affected the Portfolio’s relative performance during the reporting period?

In the equity portion of the Portfolio, the most important factor affecting relative performance was that many stocks started 2012 at unprecedentedly low valuation levels. By the end of the year, almost all of them had not only survived but had seen their multiples expand. The best example of this is in the energy sector, where refinery stocks were particularly strong contributors. (Contributions take weightings and total returns into account.) The turnaround in the housing market also affected relative performance. The price of PulteGroup shares almost tripled, and the equity portion of the Portfolio held an overweight position in the stock.

Throughout the majority of the year, the fixed-income portion of the Portfolio held overweight positions in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. These sectors performed extremely well during the reporting period and added to the Portfolio’s relative performance. Corporate bonds made the most significant positive contributions.

During the second quarter of 2012, the fixed-income portion of the Portfolio reduced its overall exposure to risk assets. As we reduced allocations to corporate bonds and mortgage-backed securities, we also decreased the degree to which the fixed-income portion of the Portfolio was underweight in U.S. Treasury and agency securities. We maintained an overweight position in commercial mortgage-backed securities and slightly increased the allocation to asset-backed securities in the fixed-income portion of the Portfolio. The repositioning resulted in positive performance for the reporting period, as security selection within spread4 assets was accretive to performance.

Which sectors were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which sectors were particularly weak?

In the equity portion of the Portfolio, financials, energy and materials made the strongest positive contributions to excess returns relative to the Russell Midcap® Value Index. The standout stock among financials was Bank of America, whose stock price more than doubled for the year as much of the uncertainty about the company’s mortgage-related problems dissipated. In energy, refinery stocks such as Tesoro and Phillips 66 outperformed the Index after starting the year at valuations that we felt were extremely attractive. In materials, stocks such as chemicals company LyondellBasell Industries benefited from low raw material costs and from sales growth in many areas, including automobiles and housing.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Effective on or about January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

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The sectors that made the weakest contributions to performance in the equity portion of the Portfolio were industrials, information technology and consumer staples. Poor stock selection in industrials and consumer staples hurt performance. In the equity portion of the Portfolio, information technology also detracted from relative performance, largely because of overweight positions in Hewlett-Packard and Dell.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?

In the equity portion of the Portfolio, the best contributions to the Portfolio’s absolute performance came from refiners Marathon Petroleum and Valero Energy and from financial company Bank of America. Refiners were among the stocks that started the year at extremely attractive valuations and saw their multiples expand over the year as profitability improved. Bank of America advanced as mortgage-related concerns dissipated.

Hewlett-Packard, Dell and Humana were the worst absolute performers in the equity portion of the Portfolio. Facing strong competition from tablet devices, Hewlett-Packard and Dell continued to see PC sales decline. Humana came under pressure after the Patient Protection and Affordable Care Act, commonly known as Obamacare, was upheld by the Supreme Court.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

Among the stocks the equity portion of the Portfolio purchased in 2012, two household durables companies—home builder PulteGroup and home appliance manufacturer Whirlpool—were noteworthy. Both stocks benefited from the recovery in the U.S. housing market.

During 2012, the equity portion of the Portfolio reduced its weighing in mortgage finance real estate investment trust (REIT) Annaly Capital Management and steel producer Nucor. Despite having a high dividend yield, Annaly Capital Management had become relatively expensive on a cash flow basis as demand for high-yield stocks rose in 2011. Nucor’s stock price weakened as steel prices declined.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio increased its sector weightings relative to the Russell Midcap® Value Index in consumer staples and financials. Despite the increase in financials, the equity portion of the Portfolio was underweight relative to the Index. During the reporting period, we decreased relative exposure to the energy and information technology sectors in the equity portion of the Portfolio. It should be noted that sector weightings in the Russell Midcap® Value Index can change substantially from year to year when the Index is reconstituted. In 2012, the Index weighting in energy saw a substantial increase, and the Index weighting in consumer staples saw a substantial decrease.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the sectors in the equity portion of the Portfolio that were most substantially overweight relative to the Russell Midcap® Value Index were health care and consumer staples. As of the same date, the most substantially underweight sectors in the equity portion of the Portfolio were financials and utilities. We typically seek to keep sector deviations from the Russell Midcap® Value Index at moderate levels. As of December 31, 2012, however, the deviation in financials was fairly large.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio varied over the course of the reporting period. In general, the duration was close to that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. There were, however, two instances when the duration of the fixed-income portion of the Portfolio was modestly shorter or longer. The first instance was during the first half of the reporting period, when the duration of the fixed-income portion of the Portfolio was shorter than that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. The second instance was in the second half of the reporting period, when the duration of the fixed-income portion of the Portfolio was longer than that of this Index. Overall duration positioning had a modestly negative impact on the Portfolio’s performance during the reporting period.

M-8	MainStay VP Balanced Portfolio

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

There were three periods where specific factors, risks and market forces prompted asset allocation decisions for the Portfolio during the reporting period. The Portfolio started the reporting period with an overweight position in spread assets. This positioning was adopted because we anticipated that funding pressures in Europe would abate and the U.S. economy would improve. This allocation decision contributed positively to the Portfolio’s performance. Toward the start of the second quarter of 2012, however, an upward swing in global economic risks and rising systemic risk from Europe prompted us to reduce spread-asset exposure to levels that were more neutral. This allocation decision was defensive, and the Portfolio’s performance during this portion of the reporting period was neutral to the benchmark. In the third quarter of 2012, aggressive central bank actions led us to once again view spread assets favorably. We increased the allocation to spread assets, maintaining overweight positions in them until the end of the reporting period. These allocation decisions were accretive to performance, as spread assets generated positive excess returns.

During the reporting period, which market segments were the strongest contributors to performance in the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities were all strong contributors to performance in the fixed-income portion of the Portfolio. Within the fixed-income portion of the Portfolio, corporate bonds—specifically overweight positions in financials, industrials and utilities—made the most substantial contribution to performance.

In the fixed-income portion of the Portfolio, an underweight position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in U.S. Treasury securities was the most substantial detractor from performance. The negative impact of U.S. Treasury securities, however, was more than offset by the returns on spread assets. Duration positioning had a modestly negatively impact on performance.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

Outside of its normal operating parameters, the fixed-income portion of the Portfolio did not make any significant purchases or sales.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

As previously noted, we modified exposure to spread assets throughout the year in response to risk factors and perceived reward potential. We funded overweight positions in spread assets by lowering allocations to U.S. Treasury and agency securities.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the fixed-income portion of the Portfolio held overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in spread assets. The largest overweight was in U.S. corporate bonds, followed by mortgage-backed securities. In addition, the fixed-income portion of the Portfolio held overweight positions relative to this Index in asset-backed securities and commercial mortgage-backed securities. As of the same date, the fixed-income portion of the Portfolio held an underweight position relative to this Index in U.S. Treasurys. As of December 31, 2012, the duration of the fixed-income portion of the Portfolio was neutral in relation to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

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Portfolio of Investments December 31, 2012

	Principal Amount	Value

Long-Term Bonds 34.3%† Asset-Backed Securities 1.0%
Automobile 0.6%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	$90,000	$90,561
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	150,000	150,783
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	200,000	199,925
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	156,000	156,541
Mercedes-Benz Auto Receivables Trust
Series 2012-1, Class A3 0.47%, due 10/17/16	300,000	299,885
Series 2009-1, Class A3 1.67%, due 1/15/14	11,030	11,040
USAA Auto Owner Trust Series 2012-1, Class A3 0.43%, due 8/15/16	100,000	99,928
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	150,000	150,879
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, due 11/16/15	100,000	100,626

		1,260,168

Credit Cards 0.1%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	86,000	86,649

Other ABS 0.3%
CNH Equipment Trust Series 2012-C, Class A3 0.57%, due 12/15/17	200,000	200,031
John Deere Owner Trust
Series 2012-B, Class A3 0.53%, due 7/15/16	200,000	200,146
Series 2012-A, Class A3 0.75%, due 3/15/16	200,000	200,689

		600,866

Total Asset-Backed Securities (Cost $1,942,909)		1,947,683

	Principal Amount	Value

Corporate Bonds 11.6%
Aerospace & Defense 0.4%
General Dynamics Corp.
2.25%, due 7/15/16	$50,000	$52,403
2.25%, due 11/15/22	250,000	244,646
Northrop Grumman Corp. 1.85%, due 11/15/15	100,000	102,679
United Technologies Corp. 1.80%, due 6/1/17	300,000	308,808

		708,536

Auto Manufacturers 0.1%
Daimler Finance North America LLC 3.875%, due 9/15/21 (a)	150,000	161,816

Banks 2.2%
♦Bank of America Corp.
3.70%, due 9/1/15	50,000	52,857
4.50%, due 4/1/15	450,000	479,667
5.65%, due 5/1/18	375,000	436,291
BB&T Corp. 1.45%, due 1/12/18	100,000	100,447
Capital One Financial Corp.
1.00%, due 11/6/15	200,000	199,324
2.15%, due 3/23/15	150,000	153,111
♦Citigroup, Inc.
4.587%, due 12/15/15	160,000	174,680
5.375%, due 8/9/20	100,000	117,845
5.50%, due 10/15/14	450,000	482,778
6.00%, due 8/15/17	100,000	117,815
6.01%, due 1/15/15	25,000	27,318
Goldman Sachs Group, Inc. (The)
3.625%, due 2/7/16	75,000	79,389
5.375%, due 3/15/20	125,000	143,254
6.00%, due 6/15/20	100,000	118,821
HSBC USA, Inc. 1.625%, due 1/16/18	250,000	250,227
♦JPMorgan Chase & Co.
3.25%, due 9/23/22	225,000	231,701
4.35%, due 8/15/21	400,000	447,295
KeyCorp 6.50%, due 5/14/13	275,000	280,902
Morgan Stanley 5.50%, due 1/26/20	100,000	112,179
Wachovia Bank 4.80%, due 11/1/14	440,000	472,276

		4,478,177

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2012, excluding short-term investments. May be subject to change daily.

M-10	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
1.375%, due 7/15/17	$250,000	$252,633
4.375%, due 2/15/21	75,000	87,269
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (a)	250,000	260,599

		600,501

Building Materials 0.1%
CRH America, Inc. 4.125%, due 1/15/16	100,000	104,120

Chemicals 0.4%
Dow Chemical Co. (The)
3.00%, due 11/15/22	200,000	199,555
5.70%, due 5/15/18	150,000	178,391
Eastman Chemical Co. 2.40%, due 6/1/17	75,000	77,493
Ecolab, Inc.
1.45%, due 12/8/17	125,000	124,432
4.35%, due 12/8/21	125,000	139,523

		719,394

Commercial Services 0.1%
Western Union Co. (The) 2.875%, due 12/10/17	150,000	148,627

Computers 0.3%
Hewlett-Packard Co.
2.35%, due 3/15/15	425,000	426,893
4.65%, due 12/9/21	125,000	125,486

		552,379

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	50,000	50,948

Diversified Financial Services 0.3%
General Electric Capital Corp.
2.10%, due 12/11/19	175,000	175,495
2.30%, due 4/27/17	250,000	259,220
6.00%, due 8/7/19	225,000	273,727

		708,442

Electric 1.3%
American Electric Power Co., Inc. 1.65%, due 12/15/17	200,000	200,701
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	103,165
Consumers Energy Co. 2.85%, due 5/15/22	50,000	51,681

	Principal Amount	Value

Electric (continued)
Entergy Louisiana LLC
1.875%, due 12/15/14	$25,000	$25,543
3.30%, due 12/1/22	50,000	50,058
Entergy Mississippi, Inc. 3.10%, due 7/1/23	50,000	49,354
Great Plains Energy, Inc.
2.75%, due 8/15/13	250,000	252,592
4.85%, due 6/1/21	55,000	60,595
5.292%, due 6/15/22 (b)	45,000	50,569
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	319,538
NextEra Energy Capital Holdings, Inc. 1.20%, due 6/1/15	100,000	100,711
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (a)	100,000	99,439
Nisource Finance Corp. 4.45%, due 12/1/21	100,000	109,502
NSTAR Electric Co. 2.375%, due 10/15/22	150,000	149,076
Pepco Holdings, Inc. 2.70%, due 10/1/15	100,000	103,512
PPL Capital Funding, Inc.
3.50%, due 12/1/22	100,000	101,790
4.20%, due 6/15/22	100,000	107,540
Progress Energy, Inc. 6.05%, due 3/15/14	250,000	265,326
Westar Energy, Inc. 6.00%, due 7/1/14	300,000	321,260

		2,521,952

Electronics 0.2%
Thermo Fisher Scientific, Inc. 1.85%, due 1/15/18	400,000	405,477

Engineering & Construction 0.1%
ABB Finance USA, Inc. 2.875%, due 5/8/22	100,000	102,384

Finance—Auto Loans 0.1%
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	200,000	211,477

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	225,000	232,912

Finance—Consumer Loans 0.2%
John Deere Capital Corp.
1.70%, due 1/15/20	200,000	197,952
2.80%, due 9/18/17	50,000	53,376
5.75%, due 9/10/18	75,000	91,458

		342,786

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-11

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Credit Card 0.1%
American Express Co. 5.50%, due 9/12/16	$250,000	$285,815

Finance—Leasing Companies 0.0%‡
Boeing Capital Corp. 2.90%, due 8/15/18	50,000	53,908

Finance—Other Services 0.2%
Aon Corp. 3.125%, due 5/27/16	75,000	78,958
National Rural Utilities Cooperative Finance Corp.
1.90%, due 11/1/15	100,000	103,152
3.05%, due 2/15/22	100,000	104,907
5.45%, due 4/10/17	100,000	117,152

		404,169

Food 0.4%
General Mills, Inc. 3.15%, due 12/15/21	200,000	209,058
Ingredion, Inc. 1.80%, due 9/25/17	75,000	74,507
Kellogg Co. 1.75%, due 5/17/17	75,000	76,218
Mondelez International, Inc. 4.125%, due 2/9/16	375,000	408,564
Unilever Capital Corp. 0.85%, due 8/2/17	100,000	98,992

		867,339

Forest Products & Paper 0.1%
International Paper Co. 4.75%, due 2/15/22	150,000	169,730

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	75,000	77,878

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	50,000	52,192

Health Care—Products 0.2%
Becton Dickinson and Co. 3.125%, due 11/8/21	200,000	213,699
CR Bard, Inc. 1.375%, due 1/15/18	75,000	75,396
Medtronic, Inc. 3.125%, due 3/15/22	75,000	79,630

	Principal Amount	Value

Health Care—Products (continued)
Zimmer Holdings, Inc. 1.40%, due 11/30/14	$100,000	$100,752

		469,477

Health Care—Services 0.4%
Aetna, Inc. 1.75%, due 5/15/17	50,000	50,754
Laboratory Corp. of America Holdings 2.20%, due 8/23/17	100,000	102,644
Roche Holdings, Inc. 5.00%, due 3/1/14 (a)	291,000	305,683
UnitedHealth Group, Inc. 2.75%, due 2/15/23	100,000	100,900
WellPoint, Inc. 1.875%, due 1/15/18	150,000	151,863

		711,844

Insurance 0.4%
MetLife, Inc. 1.756%, due 12/15/17	150,000	152,361
Metropolitan Life Global Funding I
2.00%, due 1/9/15 (a)	175,000	179,722
5.125%, due 6/10/14 (a)	225,000	239,198
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	120,766
Prudential Financial, Inc. 4.50%, due 11/16/21	100,000	112,464

		804,511

Machinery—Diversified 0.1%
Roper Industries, Inc. 6.625%, due 8/15/13	150,000	155,342

Media 0.4%
COX Communications, Inc.
3.25%, due 12/15/22 (a)	100,000	103,126
5.45%, due 12/15/14	64,000	69,797
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	75,000	79,456
NBC Universal Media LLC 5.15%, due 4/30/20	125,000	148,182
Reed Elsevier Capital, Inc. 7.75%, due 1/15/14	100,000	107,082
Time Warner Cable, Inc. 6.75%, due 7/1/18	100,000	124,918
Viacom, Inc. 1.25%, due 2/27/15	100,000	100,976

		733,537

Metal Fabricate & Hardware 0.0%‡
Precision Castparts Corp. 2.50%, due 1/15/23	100,000	100,641

M-12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.1%
Eaton Corp. 1.50%, due 11/2/17 (a)	$150,000	$150,307
General Electric Co. 2.70%, due 10/9/22	50,000	50,965

		201,272

Oil & Gas 0.2%
Marathon Oil Corp. 0.90%, due 11/1/15	275,000	275,222
Phillips 66 2.95%, due 5/1/17 (a)	125,000	132,479

		407,701

Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	50,000	50,513

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	215,000	230,149

Pharmaceuticals 0.4%
AbbVie, Inc. 1.75%, due 11/6/17 (a)	300,000	303,263
Cardinal Health, Inc. 1.90%, due 6/15/17	50,000	50,931
Express Scripts Holding Co. 2.10%, due 2/12/15 (a)	250,000	254,664
Merck & Co., Inc. 2.40%, due 9/15/22	150,000	150,049
Watson Pharmaceuticals, Inc. 3.25%, due 10/1/22	125,000	127,606

		886,513

Pipelines 0.5%
Energy Transfer Partners, L.P. 5.20%, due 2/1/22	175,000	199,625
Enterprise Products Operating LLC 1.25%, due 8/13/15	100,000	100,614
ONEOK Partners, L.P. 2.00%, due 10/1/17	50,000	50,416
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	200,000	272,082
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	175,000	175,056
Williams Cos., Inc. (The) 3.70%, due 1/15/23	150,000	151,298

		949,091

	Principal Amount	Value

Real Estate 0.1%
WEA Finance LLC / WT Finance Aust Pty, Ltd. 5.75%, due 9/2/15 (a)	$100,000	$111,646

Real Estate Investment Trusts 0.8%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	300,000	339,714
DDR Corp. 4.75%, due 4/15/18	200,000	221,655
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	187,473
National Retail Properties, Inc. 6.25%, due 6/15/14	200,000	213,779
Prologis, L.P. 6.625%, due 5/15/18	325,000	392,543
Realty Income Corp. 2.00%, due 1/31/18	150,000	149,875
Simon Property Group, L.P. 2.75%, due 2/1/23	150,000	149,916

		1,654,955

Retail 0.1%
Costco Wholesale Corp. 1.70%, due 12/15/19	150,000	151,021
Home Depot, Inc. (The) 4.40%, due 4/1/21	125,000	147,424

		298,445

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (a)	200,000	202,350

Special Purpose Entity 0.0%‡
MassMutual Global Funding II 2.50%, due 10/17/22 (a)	100,000	98,322

Telecommunications 0.6%
AT&T, Inc.
1.70%, due 6/1/17	100,000	101,425
2.40%, due 8/15/16	200,000	208,714
2.625%, due 12/1/22	150,000	150,247
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, due 2/1/14	300,000	314,923
Qwest Corp. 6.75%, due 12/1/21	75,000	87,898
Verizon Communications, Inc.
2.00%, due 11/1/16	100,000	103,493
2.45%, due 11/1/22	175,000	175,058

		1,141,758

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-13

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	$125,000	$144,095

Total Corporate Bonds (Cost $22,282,574)		23,313,121

Foreign Government Bonds 0.4%
Regional (State & Province) 0.4%
Province of Manitoba Canada 2.625%, due 7/15/15	75,000	79,050
Province of Ontario 1.10%, due 10/25/17	425,000	425,468
Province of Quebec 3.50%, due 7/29/20	200,000	222,140

		726,658

Sovereign 0.0%‡
Poland Government International Bond 5.00%, due 3/23/22	50,000	59,050

Total Foreign Government Bonds (Cost $772,749)		785,708

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	100,000	104,631
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (c)	150,000	171,165
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	200,000	229,831
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (c)	200,000	231,995

		737,622

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
Fosse Master Issuer PLC Series 2011-1A, Class A5 1.825%, due 10/18/54 (a)(c)	200,000	206,320
Holmes Master Issuer PLC Series Reg S 1.99%, due 10/15/54 (a)(c)	175,000	179,170

		385,490

Total Mortgage-Backed Securities (Cost $1,093,305)		1,123,112

	Principal Amount	Value

U.S. Government & Federal Agencies 16.7%
Federal Home Loan Bank 0.1%
1.375%, due 5/28/14	$300,000	$305,130

♦Federal Home Loan Mortgage Corporation 1.4%
0.50%, due 4/17/15	550,000	552,248
0.50%, due 9/25/15	100,000	100,070
0.53%, due 11/20/15	150,000	150,183
0.55%, due 2/27/15	220,000	220,152
0.60%, due 5/22/15	200,000	200,301
0.75%, due 11/25/14	480,000	484,357
0.75%, due 1/12/18	200,000	198,645
1.00%, due 9/27/17	75,000	75,243
1.25%, due 8/1/19	200,000	200,277
1.75%, due 9/10/15	300,000	310,991
1.75%, due 5/30/19	325,000	336,200

		2,828,667

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) 0.2%
3.50%, due 1/1/42 TBA (d)	300,000	319,008

♦Federal National Mortgage Association 1.1%
0.375%, due 3/16/15	400,000	400,532
0.75%, due 12/19/14	400,000	403,549
0.875%, due 12/20/17	200,000	200,391
1.00%, due 12/28/17	100,000	99,873
1.25%, due 1/30/17	230,000	235,788
1.375%, due 11/15/16	850,000	875,661
2.75%, due 3/13/14	100,000	103,038

		2,318,832

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.3%
3.50%, due 1/1/42 TBA (d)	500,000	533,066

♦United States Treasury Notes 13.6%
0.125%, due 12/31/14	700,000	698,250
0.25%, due 9/30/14	1,875,000	1,875,439
0.25%, due 10/31/14	720,000	720,169
0.25%, due 5/15/15	1,460,000	1,458,175
0.25%, due 8/15/15	1,010,000	1,008,185
0.25%, due 9/15/15	1,375,000	1,371,992
0.25%, due 12/15/15	1,050,000	1,046,883
0.375%, due 4/15/15	2,910,000	2,915,229
0.375%, due 11/15/15	1,520,000	1,521,426
0.50%, due 7/31/17	200,000	198,797
0.625%, due 11/30/17	1,010,000	1,006,607
0.75%, due 10/31/17	1,820,000	1,825,971
0.75%, due 12/31/17	1,400,000	1,402,297
1.00%, due 6/30/19	1,200,000	1,196,437
1.00%, due 8/31/19	200,000	198,828

M-14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦United States Treasury Notes (continued)
1.00%, due 9/30/19	$275,000	$273,109
1.00%, due 11/30/19	350,000	346,609
1.125%, due 5/31/19	500,000	503,164
1.375%, due 9/30/18	840,000	863,494
1.50%, due 8/31/18	2,600,000	2,692,017
1.625%, due 11/15/22	400,000	395,625
2.25%, due 7/31/18	3,600,000	3,877,592

		27,396,295

Total U.S. Government & Federal Agencies (Cost $33,280,056)		33,700,998

Yankee Bonds 4.0% (e)
Aerospace & Defense 0.1%
BAE Systems PLC 3.50%, due 10/11/16 (a)	100,000	105,437

Auto Manufacturers 0.1%
Volkswagen International Finance N.V. 1.625%, due 3/22/15 (a)	100,000	101,364

Banks 1.6%
Bank of Montreal 1.95%, due 1/30/18 (a)	325,000	338,520
Bank of Nova Scotia 1.95%, due 1/30/17 (a)	250,000	260,400
BNP Paribas S.A. 2.375%, due 9/14/17	150,000	152,152
Commonwealth Bank of Australia 1.95%, due 3/16/15	250,000	256,535
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, due 1/19/17	200,000	214,857
3.875%, due 2/8/22	100,000	107,613
3.95%, due 11/9/22	250,000	256,009
HSBC Bank PLC 3.50%, due 6/28/15 (a)	250,000	265,175
Korea Development Bank 3.875%, due 5/4/17	200,000	216,224
Landwirtschaftliche Rentenbank 2.50%, due 2/15/16	100,000	105,870
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	200,000	204,682
Societe Generale S.A. 2.75%, due 10/12/17	250,000	254,306
Svenska Handelsbanken AB 2.875%, due 4/4/17	250,000	264,150
UBS A.G. 2.25%, due 1/28/14	250,000	253,610

	Principal Amount	Value

Banks (continued)
Westpac Banking Corp. 1.125%, due 9/25/15	$100,000	$100,926

		3,251,029

Beverages 0.1%
Diageo Capital PLC 1.50%, due 5/11/17	100,000	101,414

Electric 0.1%
GDF Suez 1.625%, due 10/10/17 (a)	75,000	74,982
Hydro-Quebec 2.00%, due 6/30/16	150,000	156,300

		231,282

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (a)	175,000	180,320

Iron & Steel 0.1%
ArcelorMittal 4.25%, due 2/25/15	100,000	101,006

Mining 0.4%
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	150,000	154,661
Rio Tinto Finance USA PLC 1.625%, due 8/21/17	100,000	101,248
Rio Tinto Finance USA, Ltd. 2.25%, due 9/20/16	275,000	285,293
Teck Resources, Ltd. 3.75%, due 2/1/23	250,000	256,420

		797,622

Miscellaneous—Manufacturing 0.0%‡
Tyco Electronics Group S.A. 1.60%, due 2/3/15	50,000	50,740

Oil & Gas 0.6%
BP Capital Markets PLC
1.375%, due 11/6/17	150,000	150,132
1.846%, due 5/5/17	75,000	76,671
3.561%, due 11/1/21	175,000	189,103
Petrobras International Finance Co.—Pifco 2.875%, due 2/6/15	150,000	153,914
Petroleos Mexicanos 4.875%, due 3/15/15	150,000	161,625
Shell International Finance B.V.
1.125%, due 8/21/17	150,000	150,704
2.25%, due 1/6/23	150,000	148,190
Statoil ASA 2.45%, due 1/17/23	100,000	99,766

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-15

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas (continued)
Total Capital International S.A.
1.55%, due 6/28/17	$100,000	$101,542
2.875%, due 2/17/22	125,000	130,478

		1,362,125

Pharmaceuticals 0.4%
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	125,000	149,397
Sanofi S.A.
2.625%, due 3/29/16	150,000	157,878
4.00%, due 3/29/21	125,000	142,479
Teva Pharmaceutical Finance Co. B.V.
2.40%, due 11/10/16	100,000	104,212
2.95%, due 12/18/22	175,000	177,023
Teva Pharmaceutical Finance IV B.V. 3.65%, due 11/10/21	150,000	160,535

		891,524

Telecommunications 0.3%
America Movil SAB de CV 3.125%, due 7/16/22	200,000	203,290
British Telecommunications PLC 5.15%, due 1/15/13	100,000	100,138
France Telecom S.A. 2.75%, due 9/14/16	100,000	104,972
Telefonica Emisiones SAU 2.582%, due 4/26/13	125,000	125,437
Vivendi S.A. 2.40%, due 4/10/15 (a)	100,000	101,997
Vodafone Group PLC 1.25%, due 9/26/17	100,000	99,698

		735,532

Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	125,000	127,193

Total Yankee Bonds (Cost $7,789,230)		8,036,588

Total Long-Term Bonds (Cost $67,160,823)		68,907,210

	Shares
Common Stocks 62.9%
Aerospace & Defense 1.5%
Alliant Techsystems, Inc.	2,079	128,815
Boeing Co. (The)	5,688	428,648
General Dynamics Corp.	7,125	493,549
Huntington Ingalls Industries, Inc.	10,651	461,614
L-3 Communications Holdings, Inc.	849	65,050

	Shares	Value

Aerospace & Defense (continued)
Lockheed Martin Corp.	4,648	$428,964
Northrop Grumman Corp.	7,147	482,994
Raytheon Co.	8,386	482,698
Spirit Aerosystems Holdings, Inc. Class A (f)	1,064	18,056

		2,990,388

Agriculture 0.7%
Altria Group, Inc.	11,158	350,584
Archer-Daniels-Midland Co.	13,827	378,722
Philip Morris International, Inc.	4,186	350,117
Reynolds American, Inc.	10,037	415,833

		1,495,256

Airlines 0.6%
Copa Holdings S.A. Class A	3,455	343,600
Delta Air Lines, Inc. (f)	46,789	555,385
Southwest Airlines Co.	38,148	390,636

		1,289,621

Auto Manufacturers 0.6%
Ford Motor Co.	32,577	421,872
General Motors Co. (f)	16,995	489,966
Oshkosh Corp. (f)	8,065	239,127
PACCAR, Inc.	431	19,486

		1,170,451

Auto Parts & Equipment 0.2%
Johnson Controls, Inc.	13,043	400,420
WABCO Holdings, Inc. (f)	121	7,888

		408,308

Banks 4.6%
♦Bank of America Corp.	46,013	533,751
Bank of New York Mellon Corp. (The)	20,022	514,565
BB&T Corp.	13,149	382,767
Capital One Financial Corp.	7,471	432,795
CapitalSource, Inc.	26,762	202,856
♦Citigroup, Inc.	10,027	396,668
Comerica, Inc.	8,306	252,004
Commerce Bancshares, Inc.	96	3,366
East West Bancorp, Inc.	6,401	137,558
Fifth Third Bancorp	24,677	374,844
Goldman Sachs Group, Inc. (The)	3,187	406,534
Huntington Bancshares, Inc.	81,222	519,009
♦JPMorgan Chase & Co.	11,494	505,391
KeyCorp	72,107	607,141
M&T Bank Corp.	20	1,969
Morgan Stanley	21,923	419,168
Northern Trust Corp.	10,382	520,761
PNC Financial Services Group, Inc.	8,703	507,472
Regions Financial Corp.	89,894	640,045
State Street Corp.	10,821	508,695
SunTrust Banks, Inc.	11,147	316,017
SVB Financial Group (f)	6,563	367,331

M-16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Banks (continued)
U.S. Bancorp	11,689	$373,347
Wells Fargo & Co.	11,283	385,653

		9,309,707

Beverages 0.3%
Coca-Cola Enterprises, Inc.	2,470	78,373
Constellation Brands, Inc. Class A (f)	14,984	530,284

		608,657

Biotechnology 0.2%
Charles River Laboratories International, Inc. (f)	9,924	371,852

Chemicals 1.9%
Air Products & Chemicals, Inc.	4,485	376,830
CF Industries Holdings, Inc.	3,299	670,225
Dow Chemical Co. (The)	14,036	453,643
Huntsman Corp.	28,329	450,431
LyondellBasell Industries, N.V., Class A	8,944	510,613
Mosaic Co. (The)	8,941	506,329
W.R. Grace & Co. (f)	5,848	393,161
Westlake Chemical Corp.	5,351	424,334

		3,785,566

Coal 0.0%‡
Peabody Energy Corp.	731	19,452

Commercial Services 1.0%
ADT Corp. (The)	10,748	499,675
Booz Allen Hamilton Holding Corp.	13,776	191,762
CoreLogic, Inc. (f)	17,336	466,685
Equifax, Inc.	3,367	182,222
H&R Block, Inc.	2,790	51,810
Hertz Global Holdings, Inc. (f)	13,416	218,278
Total System Services, Inc.	17,779	380,826

		1,991,258

Computers 1.2%
Brocade Communications Systems, Inc. (f)	47,486	253,100
Computer Sciences Corp.	9,522	381,356
Dell, Inc.	40,418	409,434
Hewlett-Packard Co.	26,336	375,288
Lexmark International, Inc. Class A	5,276	122,351
NetApp, Inc. (f)	12,252	411,055
Synopsys, Inc. (f)	141	4,489
Western Digital Corp.	9,108	386,999

		2,344,072

Cosmetics & Personal Care 0.4%
Colgate-Palmolive Co.	3,491	364,949
Procter & Gamble Co. (The)	5,310	360,496

		725,445

	Shares	Value

Electric 3.8%
AES Corp. (The)	36,807	$393,835
Ameren Corp.	20,199	620,513
American Electric Power Co., Inc.	9,906	422,788
Consolidated Edison, Inc.	6,651	369,397
Dominion Resources, Inc.	7,228	374,410
DTE Energy Co.	11,162	670,278
Duke Energy Corp.	5,797	369,849
Edison International	14,848	670,981
Entergy Corp.	7,344	468,180
Exelon Corp.	12,543	373,029
FirstEnergy Corp.	8,975	374,796
NextEra Energy, Inc.	5,392	373,072
NRG Energy, Inc.	24,739	568,750
NV Energy, Inc.	2,017	36,588
PG&E Corp.	9,122	366,522
Pinnacle West Capital Corp.	3,323	169,407
PPL Corp.	4,366	124,999
Public Service Enterprise Group, Inc.	14,278	436,907
Southern Co. (The)	8,537	365,469
Xcel Energy, Inc.	5,009	133,790

		7,683,560

Electrical Components & Equipment 0.6%
Emerson Electric Co.	8,385	444,069
Energizer Holdings, Inc.	6,696	535,546
General Cable Corp. (f)	6,714	204,173

		1,183,788

Electronics 0.5%
Tech Data Corp. (f)	682	31,051
Thermo Fisher Scientific, Inc.	6,631	422,925
Tyco International, Ltd.	16,987	496,870

		950,846

Engineering & Construction 0.5%
AECOM Technology Corp. (f)	11,675	277,865
Chicago Bridge & Iron Co. N.V.	7,702	356,988
Engility Holdings, Inc. (f)	11,606	223,531
Shaw Group, Inc. (The) (f)	1,983	92,428

		950,812

Entertainment 0.1%
Regal Entertainment Group Class A	14,975	208,901

Environmental Controls 0.2%
Waste Management, Inc.	14,166	477,961

Finance—Credit Card 0.4%
American Express Co.	7,570	435,123
Discover Financial Services	11,925	459,709

		894,832

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-17

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Finance—Investment Banker/Broker 0.4%
Charles Schwab Corp. (The)	36,376	$522,359
Interactive Brokers Group, Inc. Class A	12,457	170,412
Jefferies Group, Inc.	193	3,584
TD Ameritrade Holding Corp.	11,419	191,954

		888,309

Finance—Other Services 0.2%
CME Group, Inc.	6,897	349,747

Food 2.5%
ConAgra Foods, Inc.	2,438	71,921
Dean Foods Co. (f)	22,896	378,013
General Mills, Inc.	10,478	423,416
Hillshire Brands Co.	14,118	397,280
Ingredion, Inc.	7,641	492,310
J.M. Smucker Co. (The)	307	26,476
Kellogg Co.	6,643	371,012
Kraft Foods Group, Inc.	9,693	440,741
Mondelez International, Inc. Class A	18,749	477,537
Ralcorp Holdings, Inc. (f)	1,642	147,205
Safeway, Inc.	22,034	398,595
Smithfield Foods, Inc. (f)	21,437	462,396
Sysco Corp.	11,752	372,068
Tyson Foods, Inc. Class A	28,097	545,082

		5,004,052

Forest Products & Paper 0.5%
Domtar Corp.	5,840	487,757
International Paper Co.	14,148	563,656

		1,051,413

Gas 0.5%
CenterPoint Energy, Inc.	23,200	446,600
Sempra Energy	1,797	127,479
UGI Corp.	14,998	490,585
Vectren Corp.	1,177	34,604

		1,099,268

Health Care—Products 1.9%
Alere, Inc. (f)	7,329	135,586
Baxter International, Inc.	6,559	437,223
Becton, Dickinson & Co.	5,544	433,485
Boston Scientific Corp. (f)	109,616	628,100
Covidien PLC	7,428	428,893
Hill-Rom Holdings, Inc.	14,236	405,726
Medtronic, Inc.	10,085	413,687
St. Jude Medical, Inc.	13,329	481,710
Stryker Corp.	8,876	486,582

		3,850,992

Health Care—Services 2.4%
Aetna, Inc.	10,884	503,929
Cigna Corp.	5,492	293,602

	Shares	Value

Health Care—Services (continued)
Community Health Systems, Inc.	15,282	$469,769
Covance, Inc. (f)	8,048	464,933
Coventry Health Care, Inc.	4,022	180,306
HCA Holdings, Inc.	13,241	399,481
Health Management Associates, Inc. Class A (f)	54,783	510,578
LifePoint Hospitals, Inc. (f)	7,575	285,956
Tenet Healthcare Corp. (f)	7,227	234,661
UnitedHealth Group, Inc.	7,927	429,960
Universal Health Services, Inc. Class B	10,785	521,455
WellPoint, Inc.	8,355	508,987

		4,803,617

Holding Company—Diversified 0.1%
Leucadia National Corp.	10,504	249,890

Home Builders 0.3%
PulteGroup, Inc. (f)	32,775	595,194

Home Furnishing 0.3%
Whirlpool Corp.	6,014	611,925

Household Products & Wares 0.5%
Avery Dennison Corp.	14,217	496,458
Jarden Corp. (f)	1,390	71,863
Kimberly-Clark Corp.	5,012	423,163

		991,484

Insurance 5.8%
ACE, Ltd.	5,315	424,137
Aflac, Inc.	9,078	482,223
Alleghany Corp. (f)	242	81,172
Allied World Assurance Co. Holdings, A.G.	2,848	224,422
Allstate Corp. (The)	11,747	471,877
American Financial Group, Inc.	7,290	288,101
American International Group, Inc. (f)	14,578	514,603
American National Insurance Co.	1,515	103,459
Aon PLC	2,341	130,160
Aspen Insurance Holdings, Ltd.	8,217	263,601
Assurant, Inc.	7,848	272,326
Axis Capital Holdings, Ltd.	13,860	480,110
Berkshire Hathaway, Inc. Class B (f)	4,932	442,400
Chubb Corp. (The)	6,299	474,441
CNA Financial Corp.	5,989	167,752
Endurance Specialty Holdings, Ltd.	531	21,075
Everest Re Group, Ltd.	5,080	558,546
Fidelity National Financial, Inc. Class A	22,641	533,196
Hanover Insurance Group, Inc. (The)	98	3,796
Hartford Financial Services Group, Inc. (The)	21,911	491,683
Loews Corp.	9,085	370,214
Marsh & McLennan Cos., Inc.	12,317	424,567

M-18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Insurance (continued)
Mercury General Corp.	637	$25,282
MetLife, Inc.	12,991	427,924
PartnerRe, Ltd.	4,231	340,553
Principal Financial Group, Inc.	12,902	367,965
ProAssurance Corp.	6,142	259,131
Progressive Corp. (The)	1,001	21,121
Protective Life Corp.	16,385	468,283
Prudential Financial, Inc.	9,263	493,996
Reinsurance Group of America, Inc.	9,561	511,705
RenaissanceRe Holdings, Ltd.	3,157	256,538
StanCorp Financial Group, Inc.	9,548	350,125
Travelers Cos., Inc. (The)	6,630	476,167
Validus Holdings, Ltd.	10,610	366,894
White Mountains Insurance Group, Ltd.	266	136,990

		11,726,535

Internet 1.2%
AOL, Inc. (f)	7,732	228,945
Expedia, Inc.	4,163	255,816
IAC / InterActiveCorp	3,631	171,746
Liberty Interactive Corp. Class A (f)	26,767	526,775
Symantec Corp. (f)	40,493	761,673
Yahoo!, Inc. (f)	25,031	498,117

		2,443,072

Investment Company 0.2%
American Capital Ltd. (f)	25,737	308,844

Investment Management/Advisory Services 0.7%
Ameriprise Financial, Inc.	60	3,758
BlackRock, Inc.	2,194	453,522
Federated Investors, Inc. Class B	485	9,811
Franklin Resources, Inc.	3,371	423,735
Janus Capital Group, Inc.	50,953	434,119

		1,324,945

Iron & Steel 0.0%‡
Nucor Corp.	332	14,336
United States Steel Corp.	1,964	46,880

		61,216

Leisure Time 0.2%
Carnival Corp.	12,842	472,200

Machinery—Construction & Mining 0.1%
Terex Corp. (f)	9,033	253,918

Machinery—Diversified 0.2%
Flowserve Corp.	25	3,670
Gardner Denver, Inc.	6,980	478,130

		481,800

	Shares	Value

Media 2.2%
Cablevision Systems Corp. Class A	31,898	$476,556
CBS Corp. Class B	10,392	395,416
Comcast Corp. Class A	13,055	487,996
DISH Network Corp. Class A	11,633	423,441
Gannett Co., Inc.	28,076	505,649
News Corp. Class A	19,552	499,358
Thomson Reuters Corp.	15,300	444,618
Time Warner, Inc.	9,213	440,658
Walt Disney Co. (The)	8,714	433,870
Washington Post Co. Class B	643	234,830

		4,342,392

Metal Fabricate & Hardware 0.1%
Timken Co.	4,329	207,056

Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc.	11,638	398,020
Newmont Mining Corp.	8,266	383,873
Southern Copper Corp.	11,191	423,691

		1,205,584

Miscellaneous—Manufacturing 1.6%
3M Co.	4,676	434,167
Carlisle Cos., Inc.	7,368	432,944
Danaher Corp.	9,105	508,969
Dover Corp.	958	62,950
Eaton Corp. PLC	2,898	157,072
General Electric Co.	17,434	365,940
Harsco Corp.	1,547	36,354
Illinois Tool Works, Inc.	6,933	421,596
Ingersoll-Rand PLC	6,530	313,179
Leggett & Platt, Inc.	16,175	440,283
Parker Hannifin Corp.	1,204	102,412

		3,275,866

Oil & Gas 5.2%
Anadarko Petroleum Corp.	4,919	365,531
Apache Corp.	4,967	389,909
Chevron Corp.	4,016	434,290
ConocoPhillips	7,422	430,402
Devon Energy Corp.	7,127	370,889
Diamond Offshore Drilling, Inc.	7,589	515,748
EXCO Resources, Inc.	46,376	313,966
ExxonMobil Corp.	4,859	420,546
Helmerich & Payne, Inc.	9,212	515,964
Hess Corp.	8,589	454,873
HollyFrontier Corp.	14,576	678,513
Marathon Oil Corp.	14,151	433,870
♦Marathon Petroleum Corp.	16,448	1,036,224
Murphy Oil Corp.	12,338	734,728
Noble Energy, Inc.	342	34,795

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-19

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Oil & Gas (continued)
Occidental Petroleum Corp.	5,701	$436,754
Patterson-UTI Energy, Inc.	18,623	346,946
Phillips 66	9,076	481,936
Tesoro Corp.	13,282	585,072
Unit Corp. (f)	10,022	451,491
♦Valero Energy Corp.	28,147	960,376

		10,392,823

Oil & Gas Services 0.8%
Baker Hughes, Inc.	8,794	359,147
Halliburton Co.	11,079	384,331
National-Oilwell Varco, Inc.	5,492	375,378
RPC, Inc.	32,677	399,966

		1,518,822

Packaging & Containers 0.2%
Bemis Co., Inc.	1,686	56,414
Greif, Inc. Class A	5,425	241,412

		297,826

Pharmaceuticals 2.1%
Abbott Laboratories	6,575	430,663
Bristol-Myers Squibb Co.	14,822	483,049
Cardinal Health, Inc.	10,402	428,354
Eli Lilly & Co.	9,703	478,552
Forest Laboratories, Inc. (f)	18,738	661,826
Johnson & Johnson	5,281	370,198
Merck & Co., Inc.	9,659	395,440
Omnicare, Inc.	14,064	507,710
Pfizer, Inc.	16,908	424,053

		4,179,845

Pipelines 0.2%
Spectra Energy Corp.	13,640	373,463

Real Estate Investment Trusts 3.7%
American Capital Agency Corp.	810	23,441
Annaly Capital Management, Inc.	11,043	155,044
Apartment Investment & Management Co. Class A	11,145	301,584
BioMed Realty Trust, Inc.	3,920	75,774
Boston Properties, Inc.	648	68,565
Brandywine Realty Trust	35,214	429,259
CBL & Associates Properties, Inc.	21,353	452,897
Corporate Office Properties Trust	17,729	442,870
DDR Corp.	5,861	91,783
Duke Realty Corp.	4,456	61,805
Equity Residential	6,769	383,599
General Growth Properties, Inc.	24,786	492,002
HCP, Inc.	5,132	231,864
Health Care REIT, Inc.	8,518	522,068

	Shares	Value

Real Estate Investment Trusts (continued)
Hospitality Properties Trust	20,356	$476,737
Host Hotels & Resorts, Inc.	2,612	40,930
Kimco Realty Corp.	16,374	316,346
Liberty Property Trust	1,685	60,272
National Retail Properties, Inc.	5,977	186,482
ProLogis, Inc.	3,015	110,017
Regency Centers Corp.	467	22,005
Senior Housing Properties Trust	9,213	217,795
Simon Property Group, Inc.	2,389	377,677
Taubman Centers, Inc.	4,122	324,484
Ventas, Inc.	11,368	735,737
Vornado Realty Trust	636	50,931
Weingarten Realty Investors	17,528	469,225
Weyerhaeuser Co.	14,858	413,350

		7,534,543

Retail 2.9%
Abercrombie & Fitch Co. Class A	9,199	441,276
American Eagle Outfitters, Inc.	19,774	405,565
Chico’s FAS, Inc.	21,949	405,179
CVS Caremark Corp.	10,295	497,763
Dillard’s, Inc. Class A	5,275	441,887
Foot Locker, Inc.	14,377	461,789
GameStop Corp. Class A	10,610	266,205
Kohl’s Corp.	10,771	462,938
Lowe’s Cos., Inc.	13,970	496,214
Macy’s, Inc.	10,090	393,712
PVH Corp.	1,809	200,817
Sears Hometown and Outlet Stores, Inc. (f)	456	14,847
Target Corp.	7,849	464,425
Wal-Mart Stores, Inc.	6,747	460,348
Walgreen Co.	13,379	495,157

		5,908,122

Savings & Loans 0.1%
Capitol Federal Financial, Inc.	18,398	215,073
Hudson City Bancorp, Inc.	7,896	64,194

		279,267

Semiconductors 1.2%
Applied Materials, Inc.	20,085	229,772
Broadcom Corp. Class A (f)	12,639	419,741
Cypress Semiconductor Corp. (f)	1,325	14,363
Intel Corp.	21,396	441,400
Lam Research Corp. (f)	7,512	271,409
Micron Technology, Inc. (f)	90,847	576,878
NVIDIA Corp.	466	5,727
Texas Instruments, Inc.	12,506	386,936

		2,346,226

M-20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software 1.2%
Activision Blizzard, Inc.	45,903	$487,490
Adobe Systems, Inc. (f)	12,017	452,801
Allscripts Healthcare Solutions, Inc. (f)	33,576	316,286
CA, Inc.	20,035	440,369
Electronic Arts, Inc. (f)	26,382	383,330
Fidelity National Information Services, Inc.	9,038	314,613

		2,394,889

Telecommunications 2.5%
Amdocs, Ltd.	5,740	195,103
AT&T, Inc.	14,418	486,031
CenturyLink, Inc.	12,788	500,267
Cisco Systems, Inc.	24,575	482,899
Corning, Inc.	38,507	485,958
EchoStar Corp. Class A (f)	4,975	170,244
Frontier Communications Corp.	80,070	342,700
Harris Corp.	10,231	500,910
MetroPCS Communications, Inc. (f)	44,996	447,260
Polycom, Inc. (f)	25,224	263,843
Sprint Nextel Corp. (f)	123,150	698,260
Telephone & Data Systems, Inc.	19,352	428,453
United States Cellular Corp. (f)	480	16,915

		5,018,843

Textiles 0.2%
Cintas Corp.	25	1,023
Mohawk Industries, Inc. (f)	3,441	311,307

		312,330

Transportation 0.8%
Con-way, Inc.	6,686	186,004
CSX Corp.	21,557	425,320
FedEx Corp.	5,371	492,628
Norfolk Southern Corp.	6,920	427,933
Ryder System, Inc.	801	39,994

		1,571,879

Total Common Stocks (Cost $111,024,275)		126,588,930

Exchange Traded Funds 2.3% (g)
♦S&P 500 Index—SPDR Trust Series 1	12,270	1,748,720
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	15,957	2,963,375

Total Exchange Traded Funds (Cost $4,575,036)		4,712,095

	Principal Amount	Value
Short-Term Investments 1.0%
Financial Company Commercial Paper 0.7%
Bank of Nova Scotia 0.005%, due 1/2/13 (h)	$1,480,000	$1,479,999

Total Financial Company Commercial Paper (Cost $1,479,999)		1,479,999

Repurchase Agreement 0.3%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 2/1/13 Proceeds at Maturity $681,375 (Collateralized by United States Treasury and Government Agency securities with rates between 0.25% and 2.11% and maturity dates between 9/30/14 and 11/7/22, with a Principal Amount of $700,000 and a Market Value of $701,671)	681,375	681,375

Total Repurchase Agreement (Cost $681,375)		681,375

Total Short-Term Investments (Cost $2,161,374)		2,161,374

Total Investments (Cost $184,921,508) (i)	100.5%	202,369,609
Other Assets, Less Liabilities	(0.5)	(998,009)
Net Assets	100.0%	$201,371,600

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Step coupon. Rate shown is the rate in effect as of December 31, 2012.

(c)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

(d)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of December 31, 2012 is $852,074, which represents 0.4% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(e)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-21

Portfolio of Investments December 31, 2012 (continued)

(f)	Non-income producing security.

(g)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(h)	Interest rate presented is yield to maturity.

(i)	As of December 31, 2012, cost is $186,804,151 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$16,959,755
Gross unrealized depreciation	(1,394,297)

Net unrealized appreciation	$15,565,458

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,947,683	$—	$1,947,683
Corporate Bonds	—	23,313,121	—	23,313,121
Foreign Government Bonds	—	785,708	—	785,708
Mortgage-Backed Securities	—	1,123,112	—	1,123,112
U.S. Government & Federal Agencies	—	33,700,998	—	33,700,998
Yankee Bonds	—	8,036,588	—	8,036,588

Total Long-Term Bonds	—	68,907,210	—	68,907,210

Common Stocks	126,588,930	—	—	126,588,930
Exchange Traded Funds	4,712,095	—	—	4,712,095
Short-Term Investments
Financial Company Commercial Paper	—	1,479,999	—	1,479,999
Repurchase Agreement	—	681,375	—	681,375

Total Short-Term Investments	—	2,161,374	—	2,161,374

Total Investments in Securities	$131,301,025	$71,068,584	$—	$202,369,609

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $184,921,508)	$202,369,609
Cash	3,637
Receivables:
Investment securities sold	1,653,212
Dividends and interest	498,961
Fund shares sold	303,290
Other assets	508

Total assets	204,829,217

Liabilities
Payables:
Investment securities purchased	3,221,955
Manager (See Note 3)	115,714
NYLIFE Distributors (See Note 3)	40,125
Professional fees	33,647
Fund shares redeemed	20,461
Shareholder communication	16,037
Custodian	9,292
Trustees	344
Accrued expenses	42

Total liabilities	3,457,617

Net assets	$201,371,600

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,572
Additional paid-in capital	184,452,203

184,468,775
Undistributed net investment income	2,535,109
Accumulated net realized gain (loss) on investments	(3,080,385)
Net unrealized appreciation (depreciation) on investments	17,448,101

Net assets	$201,371,600

Initial Class
Net assets applicable to outstanding shares	$10,075,356

Shares of beneficial interest outstanding	824,726

Net asset value per share outstanding	$12.22

Service Class
Net assets applicable to outstanding shares	$191,296,244

Shares of beneficial interest outstanding	15,746,789

Net asset value per share outstanding	$12.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-23

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$3,232,590
Interest	1,273,234

Total income	4,505,824

Expenses
Manager (See Note 3)	1,398,849
Distribution and service—Service Class (See Note 3)	441,526
Custodian	53,171
Professional fees	49,565
Shareholder communication	31,667
Trustees	5,013
Miscellaneous	8,959

Total expenses before waiver/reimbursement	1,988,750
Expense waiver/reimbursement from Manager (See Note 3)	(93,256)

Net expenses	1,895,494

Net investment income (loss)	2,610,330

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	6,920,598
Net change in unrealized appreciation (depreciation) on investments	11,417,977

Net realized and unrealized gain (loss) on investments	18,338,575

Net increase (decrease) in net assets resulting from operations	$20,948,905

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,829.

M-24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,610,330	$2,218,511
Net realized gain (loss) on investments and futures transactions	6,920,598	13,889,077
Net change in unrealized appreciation (depreciation) on investments	11,417,977	(12,257,853)

Net increase (decrease) in net assets resulting from operations	20,948,905	3,849,735

Dividends to shareholders:
From net investment income:
Initial Class	(133,941)	(148,427)
Service Class	(2,098,885)	(2,154,087)

Total dividends to shareholders	(2,232,826)	(2,302,514)

Capital share transactions:
Net proceeds from sale of shares	33,936,435	34,228,656
Net asset value of shares issued to shareholders in reinvestment of dividends	2,232,826	2,302,514
Cost of shares redeemed	(23,181,558)	(26,413,895)

Increase (decrease) in net assets derived from capital share transactions	12,987,703	10,117,275

Net increase (decrease) in net assets	31,703,782	11,664,496

Net Assets
Beginning of year	169,667,818	158,003,322

End of year	$201,371,600	$169,667,818

Undistributed net investment income at end of year	$2,535,109	$2,237,862

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-25

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of year	$11.02		$10.91		$9.74	$8.15	$10.89

Net investment income (loss)	0.19	(a)	0.17	(a)	0.19	0.15 (a)	0.25
Net realized and unrealized gain (loss) on investments	1.17		0.12		1.13	1.73	(2.96)

Total from investment operations	1.36		0.29		1.32	1.88	(2.71)

Less dividends and distributions:
From net investment income	(0.16)		(0.18)		(0.15)	(0.29)	—
From net realized gain on investments	—		—		—	—	(0.03)

Total dividends and distributions	(0.16)		(0.18)		(0.15)	(0.29)	(0.03)

Net asset value at end of year	$12.22		$11.02		$10.91	$9.74	$8.15

Total investment return	12.32%		2.79%		13.62%	23.07%	(24.85%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%		1.57%		1.89%	1.69%	2.44%
Net expenses	0.78%		0.78%		0.82%	0.84%	0.83%
Expenses (before waiver/reimbursement)	0.83%		0.83%		0.84%	0.84%	0.83%
Portfolio turnover rate	202	%(b)	241	%(b)	118%	176%	92%
Net assets at end of year (in 000’s)	$10,075		$9,492		$9,598	$8,557	$7,232

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 195% and 238% for the years ended December 31, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2010, 2009 and 2008. respectively.

	Service Class
	Year ended December 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of year	$10.97		$10.85		$9.69	$8.11	$10.86

Net investment income (loss)	0.16	(a)	0.15	(a)	0.16	0.12 (a)	0.24
Net realized and unrealized gain (loss) on investments	1.16		0.12		1.13	1.72	(2.96)

Total from investment operations	1.32		0.27		1.29	1.84	(2.72)

Less dividends and distributions:
From net investment income	(0.14)		(0.15)		(0.13)	(0.26)	—
From net realized gain on investments	—		—		—	—	(0.03)

Total dividends and distributions	(0.14)		(0.15)		(0.13)	(0.26)	(0.03)

Net asset value at end of year	$12.15		$10.97		$10.85	$9.69	$8.11

Total investment return	12.04%		2.53%		13.34%	22.76%	(25.04%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%		1.32%		1.65%	1.43%	2.18%
Net expenses	1.03%		1.03%		1.07%	1.09%	1.08%
Expenses (before waiver/reimbursement)	1.08%		1.08%		1.09%	1.09%	1.08%
Portfolio turnover rate	202	%(b)	241	%(b)	118%	176%	92%
Net assets at end of year (in 000’s)	$191,296		$160,176		$148,405	$130,119	$119,374

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 195% and 238% for the years ended December 31, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2010, 2009 and 2008. respectively.

M-26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	4.66%	6.24%	5.30%	0.54%
Service Class Shares[3]	4.40	5.97	5.03	0.79

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[4]	4.22%	5.95%	5.18%
Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio[5]	6.69	5.62	5.24

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.28% for Initial Class shares and 5.02% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-27

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,018.60	$2.69	$1,022.50	$2.69

Service Class Shares	$1,000.00	$1,017.30	$3.96	$1,021.20	$3.96

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-28	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-32 for specific holdings within these categories.

Top Ten Issuers Held as of December 31, 2012 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.283%–7.50%, due 5/1/16–8/1/42

2.	United States Treasury Notes, 0.125%–2.00%, due 12/31/14–11/15/22

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.437%–7.00%, due 3/1/15–5/1/42

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–7.00%, due 7/15/31–8/1/42

5.	Federal Home Loan Mortgage Corporation, 0.50%–5.50%, due 2/27/15–1/13/22
6.	Federal National Mortgage Association, 0.375%–2.75%, due 3/13/14–12/28/17

7.	United States Treasury Bonds, 2.75%–6.25%, due 8/15/23–8/15/42

8.	Citigroup, Inc., 4.587%–6.01%, due 10/15/14–8/9/20

9.	Bank of America Corp., 3.70%–5.625%, due 4/1/15–7/1/20

10.	JP Morgan Chase Commercial Mortgage Securities Corp., 2.206%–5.814%, due 1/12/43–5/15/45

mainstayinvestments.com	M-29

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Bond Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Bond Portfolio returned 4.66% for Initial Class shares and 4.40% for Service Class shares. Both share classes underperformed the 6.69% return of the average Lipper2 Variable Products Intermediate Investment Grade Debt Portfolio and outperformed the 4.22% return of the Barclays U.S. Aggregate Bond Index2 for the 12 months ended December 31, 2012. The Barclays U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

Throughout the majority of 2012, the Portfolio held overweight positions in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. These sec-tors performed very well during the reporting period. Overweight positions in these sectors were accretive to the Portfolio’s performance. The corporate sector made the greatest positive contribution to the Portfolio’s results. (Contributions take weightings and total returns into account.)

During the second quarter of 2012, the Portfolio reduced its overall exposure to risk assets. Allocations to corporate bonds and mortgage-backed securities were reduced, which increased the allocations to U.S. Treasury and agency securities. The Portfolio maintained its overweight position in commercial mortgage-backed securities and slightly increased its overweight position in asset-backed securities. The repositioning resulted in positive performance for the reporting period, as security selection within spread assets was accretive to performance.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio’s duration position varied during the year. In general, the duration was held in close proximity to that of the Barclays U.S. Aggregate Bond Index. There were two instances when the Portfolio’s duration was slightly shorter or longer than that of the Index. One instance was during the first half of the reporting period when the Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. The second instance was in the second half of the reporting period when the Portfolio’s duration was longer than that of the Index. Overall duration positioning had a modest negative impact on perfor-mance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

There were three periods where specific factors, risks and market forces prompted asset allocation decisions for the Portfolio during 2012. The Portfolio started the reporting period with an overweight position in spread assets. This positioning was adopted because we anticipated that funding pressures in Europe would abate and the U.S. economy would improve. This allocation decision contributed favorably to the Portfolio’s performance. Toward the start of the second quarter of 2012, however, an upward swing in global economic risks and rising systemic risk from Europe prompted us to reduce spread-asset exposure to a more neutral position. This allocation decision was defensive, and the Portfolio’s performance during this portion of the reporting period was neutral to the benchmark. In the third quarter of 2012, aggressive central bank actions led us to once again view spread4 assets favorably. We increased the Portfolio’s allocation to spread assets, maintaining overweight positions in them until the end of the reporting period. These allocation decisions were accretive to performance, as spread assets gener-ated positive excess returns.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, overweight positions relative to the Barclays U.S. Aggregate Bond Index in corporate bonds, asset-backed securities, mortgage-

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-30	MainStay VP Bond Portfolio

backed securities and commercial mortgage-backed securities were all strong contributors to the Portfolio’s performance. Corporate bonds—specifically overweight positions in financials, industrials and utilities—made the most substantial contribution to performance.

An underweight position relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities was the most substantial detractor from the Portfolio’s performance. The negative impact of U.S. Treasury securities, however, was more than offset by the returns on spread assets. Duration positioning had a modestly negative impact on performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

Outside of its normal operating parameters, the Portfolio did not make any significant purchases or sales.

How did the Portfolio’s sector weightings change during the reporting period?

As previously noted, we modified the Portfolio’s exposure to spread assets throughout the year in response to risk factors and perceived reward potential. We funded overweight positions in spread assets by lowering allocations to U.S. Treasury and agency securities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio was positioned with overweight positions relative to the Barclays U.S. Aggregate Bond Index in spread assets. The largest overweight was in U.S. corporate bonds, followed by mortgage-backed securities. As of the same date, the Portfolio held overweight positions in asset-backed securities and commercial mortgage-backed securities. As of December 31, 2012, the Portfolio was underweight relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities, and the Portfolio’s duration was neutral to the Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-31

Portfolio of Investments December 31, 2012

	Principal Amount	Value

Long-Term Bonds 99.1%† Asset-Backed Securities 3.3%
Automobile 1.5%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	$1,250,000	$1,257,800
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	2,080,000	2,090,851
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	3,300,000	3,298,766
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	1,797,000	1,803,230
Mercedes-Benz Auto Receivables Trust Series 2012-1, Class A3 0.47%, due 10/17/16	4,000,000	3,998,464
Series 2009-1, Class A3 1.67%, due 1/15/14	66,179	66,242
Nissan Auto Lease Trust Series 2010-B, Class A3 1.12%, due 12/15/13	249,876	250,052
USAA Auto Owner Trust Series 2012-1, Class A3 0.43%, due 8/15/16	1,500,000	1,498,915
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	2,080,000	2,092,191

		16,356,511

Credit Cards 0.1%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	1,157,000	1,165,726

Home Equity 1.1%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)(b)	402,145	411,696
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)(b)	630,243	645,857
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (a)(b)	398,581	395,030

	Principal Amount	Value

Home Equity (continued)
Citigroup Mortgage Loan Trust, Inc. Series 2006-WF2, Class A2C 5.852%, due 5/25/36 (a)(b)	$175,017	$109,542
Countrywide Asset-Backed Certificates
Series 2006-S8, Class A3 5.555%, due 4/25/36 (b)(c)	994,642	846,986
Series 2007-S1, Class A3 5.81%, due 11/25/36 (b)(c)	520,159	381,871
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB4, Class A2B 5.171%, due 4/25/37 (a)(b)	500,000	334,789
Series 2007-CB2, Class A2C 5.326%, due 2/25/37 (a)(b)	1,000,000	772,759
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)(b)	884,666	899,436
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH2, Class AF3 5.266%, due 1/25/37 (a)(b)	1,000,000	636,489
Series 2007-CH1, Class AF3 5.519%, due 11/25/36 (a)(b)	1,000,000	987,124
Series 2006-WF1, Class A6 6.00%, due 7/25/36 (a)(b)	794,755	503,537
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (a)	1,654,271	1,127,788
Popular ABS Mortgage Pass- Through Trust Series 2005-5, Class AF3 5.086%, due 11/25/35 (b)(c)	1,568,126	1,493,541
RAMP Trust Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (a)(b)	333,627	343,360
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)(b)	1,357,771	1,425,379

		11,315,184

Other ABS 0.6%
CNH Equipment Trust
Series 2012-C, Class A3 0.57%, due 12/15/17	2,200,000	2,200,348
Series 2010-C, Class A3 1.17%, due 5/15/15	281,631	282,618
Entergy Texas Restoration Funding LLC Series 2009-A, Class A1 2.12%, due 2/1/16	511,978	520,722

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2012, excluding short-term investments. May be subject to change daily.

M-32	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Asset-Backed Securities (continued)
Other ABS (continued)
John Deere Owner Trust Series 2012-B, Class A3 0.53%, due 7/15/16	$2,100,000	$2,101,531
Marriott Vacation Club Owner Trust Series 2007-2A, Class A 5.808%, due 10/20/29 (d)	1,054,171	1,113,674

		6,218,893

Total Asset-Backed Securities (Cost $36,704,954)		35,056,314

Corporate Bonds 28.5%
Aerospace & Defense 0.7%
General Dynamics Corp. 3.60%, due 11/15/42	2,500,000	2,405,000
Northrop Grumman Corp. 1.85%, due 11/15/15	1,250,000	1,283,491
United Technologies Corp. 3.10%, due 6/1/22	3,000,000	3,176,964

		6,865,455

Auto Manufacturers 0.3%
Daimler Finance North America LLC
1.30%, due 7/31/15 (d)	375,000	377,177
3.00%, due 3/28/16 (d)	500,000	523,016
3.875%, due 9/15/21 (d)	1,625,000	1,753,009

		2,653,202

Banks 5.2%
American Express Bank FSB 6.00%, due 9/13/17	750,000	905,218
♦Bank of America Corp.
3.70%, due 9/1/15	5,430,000	5,740,265
4.50%, due 4/1/15	5,700,000	6,075,778
5.625%, due 7/1/20	925,000	1,096,705
BB&T Corp. 1.45%, due 1/12/18	1,200,000	1,205,362
Capital One Financial Corp. 1.00%, due 11/6/15	3,250,000	3,239,021
♦Citigroup, Inc.
4.587%, due 12/15/15	1,745,000	1,905,104
5.375%, due 8/9/20	3,016,000	3,554,199
5.50%, due 10/15/14	5,200,000	5,578,773
6.00%, due 8/15/17	2,000,000	2,356,292
6.01%, due 1/15/15	1,150,000	1,256,622
Goldman Sachs Group, Inc. (The)
5.375%, due 3/15/20	850,000	974,126
5.75%, due 1/24/22	1,300,000	1,536,876
6.15%, due 4/1/18	1,250,000	1,468,460
6.25%, due 2/1/41	550,000	674,807

	Principal Amount	Value

Banks (continued)
HSBC Bank USA N.A. 4.875%, due 8/24/20	$1,500,000	$1,671,657
JPMorgan Chase & Co.
2.00%, due 8/15/17	1,650,000	1,685,468
4.35%, due 8/15/21	1,250,000	1,397,796
4.40%, due 7/22/20	2,525,000	2,850,331
5.40%, due 1/6/42	2,425,000	2,922,377
KeyCorp 6.50%, due 5/14/13	1,500,000	1,532,196
Morgan Stanley
5.50%, due 1/26/20	800,000	897,434
5.625%, due 9/23/19	800,000	904,784
6.625%, due 4/1/18	600,000	707,145
Wachovia Bank 4.80%, due 11/1/14	1,050,000	1,127,022
Wells Fargo & Co. 4.60%, due 4/1/21	1,000,000	1,150,241

		54,414,059

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	1,500,000	1,506,934
Coca-Cola Enterprises, Inc. 2.125%, due 9/15/15	1,650,000	1,703,742
SABMiller Holdings, Inc. 3.75%, due 1/15/22 (d)	1,700,000	1,835,713

		5,046,389

Building Materials 0.1%
CRH America, Inc. 4.125%, due 1/15/16	675,000	702,809

Chemicals 0.6%
Dow Chemical Co. (The)
3.00%, due 11/15/22	2,650,000	2,644,101
5.70%, due 5/15/18	1,200,000	1,427,129
Eastman Chemical Co. 2.40%, due 6/1/17	875,000	904,087
Ecolab, Inc. 4.35%, due 12/8/21	1,000,000	1,116,181

		6,091,498

Commercial Services 0.1%
Western Union Co. (The) 2.875%, due 12/10/17	1,525,000	1,511,043

Computers 0.6%
Hewlett-Packard Co.
2.35%, due 3/15/15	2,600,000	2,611,578
3.30%, due 12/9/16	2,750,000	2,799,194
4.375%, due 9/15/21	500,000	495,654

		5,906,426

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-33

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The) 1.45%, due 8/15/16	$1,000,000	$1,018,951

Diversified Financial Services 0.4%
General Electric Capital Corp.
2.10%, due 12/11/19	2,250,000	2,256,361
4.65%, due 10/17/21	625,000	713,147
5.875%, due 1/14/38	1,000,000	1,206,252

		4,175,760

Electric 3.5%
Alabama Power Co. 4.10%, due 1/15/42	1,050,000	1,078,155
American Electric Power Co., Inc. 1.65%, due 12/15/17	2,275,000	2,282,972
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,198,068
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,510,708
Carolina Power & Light Co. 6.125%, due 9/15/33	500,000	638,353
Consolidated Edison Company of New York, Inc. 4.20%, due 3/15/42	1,600,000	1,705,195
Detroit Edison Co. (The) 2.65%, due 6/15/22	1,650,000	1,675,441
Duke Energy Carolinas LLC 7.00%, due 11/15/18	2,000,000	2,617,334
Entergy Louisiana LLC
1.875%, due 12/15/14	375,000	383,144
3.30%, due 12/1/22	800,000	800,928
Entergy Mississippi, Inc.
3.10%, due 7/1/23	675,000	666,275
5.15%, due 2/1/13	500,000	501,672
Great Plains Energy, Inc.
2.75%, due 8/15/13	2,000,000	2,020,732
4.85%, due 6/1/21	385,000	424,168
5.292%, due 6/15/22 (a)	340,000	382,078
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,150,338
NextEra Energy Capital Holdings, Inc. 1.20%, due 6/1/15	1,450,000	1,460,315
Nisource Finance Corp.
5.40%, due 7/15/14	890,000	948,435
5.80%, due 2/1/42	1,300,000	1,480,163
NSTAR Electric Co. 2.375%, due 10/15/22	1,500,000	1,490,757
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,237,677

	Principal Amount	Value

Electric (continued)
Pepco Holdings, Inc. 2.70%, due 10/1/15	$1,000,000	$1,035,116
PPL Capital Funding, Inc.
3.50%, due 12/1/22	875,000	890,660
4.20%, due 6/15/22	2,000,000	2,150,804
Union Electric Co.
3.90%, due 9/15/42	1,800,000	1,824,075
6.70%, due 2/1/19	1,500,000	1,892,139
Virginia Electric and Power Co. 2.95%, due 1/15/22	500,000	526,537

		36,972,239

Electronics 0.2%
Thermo Fisher Scientific, Inc. 3.15%, due 1/15/23	2,050,000	2,095,049

Engineering & Construction 0.1%
ABB Finance USA, Inc. 4.375%, due 5/8/42	900,000	976,942

Finance—Auto Loans 0.6%
American Honda Finance Corp. 2.60%, due 9/20/16 (d)	1,500,000	1,572,357
Ford Motor Credit Co. LLC
3.00%, due 6/12/17	1,775,000	1,823,679
4.25%, due 9/20/22	2,600,000	2,749,201

		6,145,237

Finance—Consumer Loans 0.1%
John Deere Capital Corp. 1.70%, due 1/15/20	1,000,000	989,758

Finance—Leasing Companies 0.1%
Boeing Capital Corp. 2.90%, due 8/15/18	1,025,000	1,105,110

Finance—Other Services 0.2%
Aon Corp. 3.125%, due 5/27/16	1,350,000	1,421,245
National Rural Utilities Cooperative Finance Corp. 5.45%, due 4/10/17	500,000	585,759

		2,007,004

Food 1.2%
General Mills, Inc. 3.15%, due 12/15/21	1,700,000	1,776,991
Ingredion, Inc. 1.80%, due 9/25/17	1,600,000	1,589,479
Kellogg Co. 1.75%, due 5/17/17	1,250,000	1,270,298

M-34	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Food (continued)
Kraft Foods Group, Inc. 3.50%, due 6/6/22 (d)	$1,750,000	$1,867,892
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,303,274
Mondelez International, Inc. 4.125%, due 2/9/16	2,375,000	2,587,574
Unilever Capital Corp. 0.85%, due 8/2/17	2,200,000	2,177,833

		12,573,341

Forest Products & Paper 0.2%
International Paper Co. 4.75%, due 2/15/22	1,825,000	2,065,053

Gas 0.5%
Boston Gas Co. 4.487%, due 2/15/42 (d)	1,250,000	1,322,070
KeySpan Gas East Corp. 5.819%, due 4/1/41 (d)	2,000,000	2,523,142
Sempra Energy 2.30%, due 4/1/17	1,725,000	1,791,204

		5,636,416

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	1,150,000	1,200,406

Health Care—Products 0.5%
Becton Dickinson and Co. 3.125%, due 11/8/21	1,550,000	1,656,169
CR Bard, Inc. 1.375%, due 1/15/18	925,000	929,885
Zimmer Holdings, Inc. 1.40%, due 11/30/14	2,325,000	2,342,486

		4,928,540

Health Care—Services 0.6%
Aetna, Inc. 1.75%, due 5/15/17	1,100,000	1,116,594
Laboratory Corp. of America Holdings 2.20%, due 8/23/17	1,300,000	1,334,376
UnitedHealth Group, Inc. 2.75%, due 2/15/23	1,725,000	1,740,518
WellPoint, Inc. 3.30%, due 1/15/23	2,450,000	2,513,712

		6,705,200

Insurance 1.3%
Allstate Corp. (The) 5.20%, due 1/15/42	1,175,000	1,394,539

	Principal Amount	Value

Insurance (continued)
MetLife, Inc. 1.756%, due 12/15/17	$1,950,000	$1,980,699
Metropolitan Life Global Funding I
2.00%, due 1/9/15 (d)	1,500,000	1,540,475
3.125%, due 1/11/16 (d)	1,325,000	1,404,500
5.125%, due 4/10/13 (d)	500,000	506,262
5.125%, due 6/10/14 (d)	2,700,000	2,870,370
Principal Financial Group, Inc.
1.85%, due 11/15/17	750,000	753,968
8.875%, due 5/15/19	810,000	1,086,894
Prudential Financial, Inc. 4.50%, due 11/16/21	2,000,000	2,249,286

		13,786,993

Machinery—Construction & Mining 0.3%
Caterpillar, Inc. 1.50%, due 6/26/17	3,000,000	3,038,355

Machinery—Diversified 0.3%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,408,136
Roper Industries, Inc. 6.625%, due 8/15/13	1,500,000	1,553,424

		2,961,560

Media 1.0%
Comcast Cable Communications Holdings, Inc. 8.375%, due 3/15/13	766,000	778,079
COX Communications, Inc.
3.25%, due 12/15/22 (d)	1,450,000	1,495,324
5.45%, due 12/15/14	480,000	523,481
NBC Universal Media LLC 5.15%, due 4/30/20	1,000,000	1,185,455
News America, Inc. 6.40%, due 12/15/35	2,500,000	3,103,372
Reed Elsevier Capital, Inc. 7.75%, due 1/15/14	705,000	754,930
Time Warner Cable, Inc. 6.75%, due 7/1/18	1,425,000	1,780,086
Time Warner, Inc. 6.10%, due 7/15/40	1,000,000	1,210,718

		10,831,445

Metal Fabricate & Hardware 0.2%
Precision Castparts Corp. 2.50%, due 1/15/23	1,865,000	1,876,951

Mining 0.0%‡
Alcoa, Inc. 6.15%, due 8/15/20	425,000	464,161

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-35

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.7%
Eaton Corp. 1.50%, due 11/2/17 (d)	$1,850,000	$1,853,780
General Electric Co.
2.70%, due 10/9/22	3,500,000	3,567,574
4.125%, due 10/9/42	2,075,000	2,134,445

		7,555,799

Oil & Gas 1.4%
Apache Corp. 4.75%, due 4/15/43	2,500,000	2,721,517
ConocoPhillips 5.90%, due 5/15/38	1,500,000	1,973,402
Marathon Oil Corp. 0.90%, due 11/1/15	3,475,000	3,477,801
Noble Energy, Inc. 6.00%, due 3/1/41	1,350,000	1,626,218
Pemex Project Funding Master Trust 5.75%, due 3/1/18	2,000,000	2,335,000
Phillips 66 2.95%, due 5/1/17 (d)	1,300,000	1,377,788
Valero Energy Corp. 6.625%, due 6/15/37	550,000	677,623

		14,189,349

Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	500,000	505,133

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	1,460,000	1,562,872

Pharmaceuticals 1.2%
AbbVie, Inc. 2.90%, due 11/6/22 (d)	1,900,000	1,934,922
Cardinal Health, Inc. 1.90%, due 6/15/17	975,000	993,161
Express Scripts Holding Co. 2.10%, due 2/12/15 (d)	2,413,000	2,458,015
Merck & Co., Inc.
2.40%, due 9/15/22	2,600,000	2,600,850
5.95%, due 12/1/28	1,200,000	1,564,242
Novartis Capital Corp. 3.70%, due 9/21/42	1,200,000	1,194,799
Watson Pharmaceuticals, Inc. 3.25%, due 10/1/22	1,425,000	1,454,709

		12,200,698

	Principal Amount	Value

Pipelines 0.9%
Energy Transfer Partners, L.P. 6.50%, due 2/1/42	$1,300,000	$1,591,638
Enterprise Products Operating LLC 1.25%, due 8/13/15	1,550,000	1,559,518
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	494,978
ONEOK Partners, L.P. 2.00%, due 10/1/17	1,000,000	1,008,312
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (d)	2,350,000	2,350,757
Williams Cos., Inc. (The) 3.70%, due 1/15/23	2,800,000	2,824,231

		9,829,434

Real Estate 0.1%
WEA Finance LLC / WT Finance Aust Pty, Ltd. 5.75%, due 9/2/15 (d)	877,000	979,134

Real Estate Investment Trusts 1.2%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	2,772,000	3,138,960
DDR Corp. 4.75%, due 4/15/18	2,000,000	2,216,546
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,461,190
Prologis, L.P. 6.625%, due 5/15/18	2,000,000	2,415,650
Realty Income Corp. 2.00%, due 1/31/18	1,575,000	1,573,691
Simon Property Group, L.P. 2.75%, due 2/1/23	2,200,000	2,198,766

		13,004,803

Retail 0.5%
Costco Wholesale Corp. 1.70%, due 12/15/19	3,000,000	3,020,430
Home Depot, Inc. 5.95%, due 4/1/41	1,000,000	1,350,271
Wal-Mart Stores, Inc. 5.00%, due 10/25/40	750,000	907,467

		5,278,168

Semiconductors 0.2%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (d)	2,475,000	2,504,084

Special Purpose Entity 0.1%
MassMutual Global Funding II 2.50%, due 10/17/22 (d)	1,200,000	1,179,858

M-36	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications 1.6%
AT&T, Inc.
2.625%, due 12/1/22	$5,800,000	$5,809,541
5.35%, due 9/1/40	1,000,000	1,164,548
5.55%, due 8/15/41	1,000,000	1,200,124
Cellco Partnership / Verizon Wireless Capital LLC
5.55%, due 2/1/14	875,000	918,526
8.50%, due 11/15/18	1,500,000	2,063,550
Qwest Corp. 6.75%, due 12/1/21	2,525,000	2,959,217
Verizon Communications, Inc. 7.35%, due 4/1/39	2,000,000	2,964,778

		17,080,284

Transportation 0.9%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	1,000,000	1,232,823
CSX Corp.
4.10%, due 3/15/44	2,250,000	2,221,067
4.75%, due 5/30/42	1,000,000	1,076,797
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,724,590
United Parcel Service, Inc. 3.625%, due 10/1/42	3,200,000	3,131,888

		9,387,165

Total Corporate Bonds (Cost $280,244,183)		300,002,133

Foreign Government Bonds 0.7%
Regional (State & Province) 0.6%
Province of Ontario 1.10%, due 10/25/17	3,500,000	3,503,850
Province of Quebec 3.50%, due 7/29/20	2,850,000	3,165,495

		6,669,345

Sovereign 0.1%
Poland Government International Bond 5.00%, due 3/23/22	350,000	413,350

Total Foreign Government Bonds (Cost $6,994,132)		7,082,695

Mortgage-Backed Securities 3.9%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.2%
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class A3 5.454%, due 3/11/39 (e)	1,000,000	1,020,375

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Series 2006-PW11, Class AM 5.454%, due 3/11/39 (e)	$500,000	$548,311
Series 2006-PW13, Class A3 5.518%, due 9/11/41	1,000,000	1,034,882
Series 2006-PW12, Class AAB 5.687%, due 9/11/38 (e)	693,130	703,236
Series 2007-PW16, Class A4 5.717%, due 6/11/40 (e)	1,700,000	2,013,716
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431%, due 10/15/49	3,700,000	4,245,728
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.409%, due 2/15/39 (c)	2,300,000	2,546,091
♦JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	2,400,000	2,511,132
Series 2005-CB13, Class A4 5.294%, due 1/12/43 (e)	1,170,000	1,288,177
Series 2006-CB17, Class A4 5.429%, due 12/12/43	5,000,000	5,705,890
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (c)	1,700,000	1,939,875
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	2,300,000	2,643,057
Series 2007-C6, Class A3 5.933%, due 7/15/40	1,000,000	1,073,533
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A3 5.172%, due 12/12/49 (e)	2,080,000	2,366,659
Morgan Stanley Capital I, Inc.
Series 2006-HQ10, Class A4 5.328%, due 11/12/41	800,000	916,179
Series 2007-T25, Class A3 5.514%, due 11/12/49 (c)	2,300,000	2,667,942
Series 2006-IQ11, Class A4 5.693%, due 10/15/42 (e)	440,000	496,714
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	500,000	574,968

		34,296,465

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-37

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Whole Loan Collateral (Collateralized Mortgage Obligations) 0.7%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (c)	$613,603	$438,614
Fosse Master Issuer PLC Series 2011-1A, Class A5 1.825%, due 10/18/54 (c)(d)	1,425,000	1,470,031
Holmes Master Issuer PLC Series Reg S 1.99%, due 10/15/54 (c)(d)	2,330,000	2,385,512
Permanent Master Issuer PLC Series 2011-2A, Class 1A2 1.89%, due 7/15/42 (c)(d)	990,000	1,011,231
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3 5.351%, due 9/25/36 (e)	1,000,000	777,811
TBW Mortgage-Backed Pass- Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37 (a)	1,573,502	899,458

		6,982,657

Total Mortgage-Backed Securities (Cost $39,602,154)		41,279,122

U.S. Government & Federal Agencies 55.1%
♦Federal Home Loan Mortgage Corporation 3.6%
0.50%, due 4/17/15	4,000,000	4,016,348
0.50%, due 9/25/15	1,500,000	1,501,051
0.53%, due 11/20/15	2,000,000	2,002,442
0.55%, due 2/27/15	1,200,000	1,200,829
0.75%, due 1/12/18	8,300,000	8,243,784
1.00%, due 9/27/17	1,325,000	1,329,292
1.25%, due 8/1/19	5,750,000	5,757,958
1.25%, due 10/2/19	2,000,000	1,994,148
2.375%, due 1/13/22	4,000,000	4,178,700
4.75%, due 1/19/16	2,000,000	2,263,300
5.50%, due 7/18/16	4,000,000	4,698,532

		37,186,384

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 9.3%
2.437%, due 12/1/41 (c)	1,498,143	1,562,931
3.00%, due 5/1/26 TBA (f)	4,700,000	4,935,000
3.50%, due 5/1/26	1,462,043	1,537,460
3.50%, due 12/1/41 TBA (f)	22,800,000	24,244,594
4.00%, due 3/1/15	205,170	209,167
4.00%, due 7/1/23	696,284	736,552
4.00%, due 8/1/25	347,669	367,559

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 1/1/31	$737,343	$795,221
4.00%, due 11/1/41	297,182	317,723
4.00%, due 1/1/42	353,831	378,287
4.00%, due 3/1/42	4,767,827	5,124,940
4.00%, due 4/1/42	7,031,276	7,517,273
4.00%, due 5/1/42	561,578	606,887
4.50%, due 4/1/22	271,973	290,316
4.50%, due 4/1/23	60,987	64,909
4.50%, due 6/1/24	148,965	158,500
4.50%, due 7/1/24	361,899	385,062
4.50%, due 5/1/25	758,940	807,516
4.50%, due 4/1/31	727,147	796,016
4.50%, due 9/1/35	431,552	463,904
4.50%, due 2/1/39	699,327	750,442
4.50%, due 4/1/39	725,106	778,105
4.50%, due 6/1/39	1,301,237	1,396,347
4.50%, due 11/1/39	4,132,994	4,435,083
4.50%, due 12/1/39	550,628	590,874
4.50%, due 8/1/40	433,413	466,717
4.50%, due 9/1/40	2,134,322	2,298,327
4.50%, due 11/1/40	3,584,208	3,975,443
5.00%, due 3/1/23	25,297	27,169
5.00%, due 6/1/23	367,624	394,256
5.00%, due 8/1/23	48,551	52,068
5.00%, due 7/1/24	293,504	315,225
5.00%, due 3/1/25	667,637	717,046
5.00%, due 6/1/30	650,021	699,462
5.00%, due 8/1/35	296,660	320,337
5.00%, due 4/1/37	5,059,003	5,462,765
5.00%, due 8/1/37	1,251,150	1,346,313
5.00%, due 3/1/40	3,403,448	3,782,182
5.50%, due 12/1/18	263,901	283,823
5.50%, due 9/1/21	345,753	373,151
5.50%, due 9/1/22	230,968	249,270
5.50%, due 9/1/37	2,682,028	2,897,340
5.50%, due 8/1/38	1,195,278	1,290,487
5.50%, due 12/1/38	3,125,092	3,374,019
6.00%, due 7/1/21	834,672	908,627
6.00%, due 8/1/36	1,414,674	1,541,727
6.00%, due 9/1/37	1,417,756	1,542,870
6.00%, due 5/1/40	2,793,955	3,059,725
6.50%, due 7/1/17	73,061	79,244
6.50%, due 11/1/35	123,423	140,997
6.50%, due 8/1/37	214,943	244,628
6.50%, due 11/1/37	418,296	476,067
6.50%, due 9/1/39	908,778	1,034,290
7.00%, due 1/1/33	690,406	809,191
7.00%, due 9/1/33	199,924	232,971

		97,646,405

M-38	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association 2.4%
0.375%, due 3/16/15	$8,000,000	$8,010,632
0.50%, due 7/2/15	6,000,000	6,020,892
1.00%, due 12/28/17	1,500,000	1,498,089
1.25%, due 1/30/17	5,000,000	5,125,830
2.75%, due 3/13/14	4,600,000	4,739,766

		25,395,209

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 16.2%
2.283%, due 6/1/42 (c)	3,157,268	3,284,983
2.50%, due 2/1/28 TBA (f)	3,000,000	3,132,188
2.704%, due 1/1/42 (c)	3,595,683	3,768,217
3.00%, due 11/1/26 TBA (f)	8,100,000	8,549,297
3.00%, due 8/1/42 TBA (f)	11,200,000	11,726,750
3.50%, due 10/1/20	2,108,378	2,237,231
3.50%, due 6/1/26	3,286,751	3,488,647
3.50%, due 2/1/32	1,188,134	1,270,332
3.50%, due 4/1/32	1,542,005	1,648,684
3.50%, due 11/1/40	675,856	721,135
3.50%, due 12/1/41 TBA (f)	35,500,000	37,847,714
4.00%, due 8/1/18	1,144,957	1,228,884
4.00%, due 10/1/20	355	382
4.00%, due 3/1/22	224,009	242,179
4.00%, due 4/1/24	2,307,176	2,471,971
4.00%, due 12/1/24	180,713	193,621
4.00%, due 12/1/25	3,326,748	3,563,328
4.00%, due 4/1/31	1,147,699	1,235,493
4.00%, due 12/1/39	378,123	405,380
4.00%, due 7/1/40	1,887,756	2,023,904
4.00%, due 8/1/40 TBA (f)	800,000	857,500
4.00%, due 11/1/41	7,014,686	7,529,362
4.00%, due 3/1/42	4,512,297	4,896,953
4.50%, due 5/1/24	1,676,325	1,804,180
4.50%, due 7/1/26	1,463,148	1,580,688
4.50%, due 4/1/31	1,123,854	1,221,772
4.50%, due 11/1/35	913,819	990,297
4.50%, due 4/1/41	1,857,514	2,016,452
4.50%, due 5/1/41	2,060,387	2,204,490
4.50%, due 7/1/41	11,051,577	11,997,201
4.50%, due 9/1/41	2,195,145	2,382,939
5.00%, due 12/1/23	1,391,445	1,506,703
5.00%, due 4/1/29	261,161	281,198
5.00%, due 4/1/31	796,816	863,150
5.00%, due 3/1/34	1,335,914	1,513,088
5.00%, due 4/1/34	1,776,918	2,012,578
5.00%, due 4/1/35	999,208	1,088,546
5.00%, due 2/1/36	1,012,919	1,101,623
5.00%, due 12/1/36 TBA (f)	2,800,000	3,032,750
5.00%, due 5/1/37	2,589	2,804

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 6/1/37	$1,315,081	$1,424,559
5.00%, due 5/1/38	2,813,626	3,047,855
5.00%, due 7/1/38	720,023	788,064
5.00%, due 10/1/39	840,160	921,391
5.50%, due 5/1/16	20,639	21,954
5.50%, due 1/1/21	9,856	10,677
5.50%, due 12/1/21	31,577	34,210
5.50%, due 1/1/22	151,112	163,711
5.50%, due 2/1/22	7,904	8,548
5.50%, due 10/1/28	2,406,887	2,618,161
5.50%, due 4/1/34	624,430	686,267
5.50%, due 7/1/35	123,568	135,032
5.50%, due 2/1/37	1,268,138	1,379,130
5.50%, due 8/1/37	646,389	706,360
5.50%, due 2/1/38	514,877	559,429
5.50%, due 3/1/38	2,138,897	2,323,973
5.50%, due 7/1/38	480,813	522,417
5.50%, due 1/1/39	3,285,789	3,573,919
5.50%, due 2/1/39	1,203,841	1,315,532
5.50%, due 11/1/39	679,945	738,780
5.50%, due 6/1/40	502,672	546,247
6.00%, due 6/1/35 TBA (f)	1,000,000	1,092,188
6.00%, due 3/1/36	257,731	282,167
6.00%, due 10/1/37	1,290,537	1,412,894
6.00%, due 10/1/38	3,569,040	3,904,549
6.00%, due 12/1/38	2,174,028	2,375,393
6.50%, due 10/1/36	325,363	373,618
6.50%, due 1/1/37	583,005	654,346
6.50%, due 8/1/37	74,193	83,319
6.50%, due 10/1/37	402,581	478,441
7.00%, due 9/1/37	142,398	169,487
7.00%, due 10/1/37	5,370	6,391
7.00%, due 11/1/37	13,932	16,582
7.50%, due 7/1/28	53,445	64,305

		170,364,490

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.0%
3.00%, due 7/1/42 TBA (f)	2,000,000	2,125,938
3.00%, due 8/1/42 TBA (f)	1,700,000	1,803,594
3.50%, due 11/1/41 TBA (f)	6,500,000	7,060,039
3.50%, due 3/1/42 TBA (f)	7,400,000	8,039,985
4.00%, due 8/1/40 TBA (f)	1,000,000	1,095,625
4.00%, due 10/15/41	5,081,314	5,577,825
4.00%, due 1/20/42	4,509,535	4,913,152
4.00%, due 2/20/42	1,875,055	2,042,878
4.50%, due 6/15/39	5,493,225	6,039,349
4.50%, due 6/15/40	800,495	880,597
4.50%, due 6/20/40	2,223,520	2,458,619
4.50%, due 9/15/40	4,916,954	5,465,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-39

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 3/15/41	$374,024	$412,512
4.50%, due 3/20/41	853,577	939,163
4.50%, due 4/20/41	720,194	789,136
4.50%, due 9/20/41	1,246,392	1,374,980
4.50%, due 12/20/41	232,294	256,259
4.50%, due 4/20/42	576,259	635,710
5.00%, due 1/15/39	197,850	216,592
5.00%, due 3/15/39	97,787	107,050
5.00%, due 8/15/39	231,256	253,163
5.00%, due 9/15/39	1,733,391	1,925,763
5.00%, due 6/15/40	1,657,898	1,823,758
5.00%, due 7/15/40	1,180,735	1,291,110
5.00%, due 9/20/40	5,477,772	6,079,217
5.00%, due 10/20/41	422,707	466,845
5.50%, due 1/20/35	17,644	19,623
5.50%, due 7/15/35	208,738	230,110
5.50%, due 8/15/35	201,883	223,058
5.50%, due 5/15/36	226,940	249,041
5.50%, due 6/15/38	327,926	359,861
5.50%, due 1/15/39	426,410	467,936
5.50%, due 3/20/39	1,721,961	1,882,005
5.50%, due 7/15/39	469,388	515,100
5.50%, due 12/15/39	159,313	174,828
5.50%, due 2/15/40	767,299	842,024
6.00%, due 1/15/36	350,983	391,818
6.00%, due 11/15/37	175,247	195,636
6.00%, due 12/15/37	1,109,528	1,238,613
6.00%, due 9/15/38	1,184,787	1,322,627
6.00%, due 10/15/38	443,541	495,144
6.50%, due 1/15/36	325,715	382,357
6.50%, due 3/15/36	201,150	235,931
6.50%, due 6/15/36	184,179	216,208
6.50%, due 9/15/36	61,070	71,897
6.50%, due 7/15/37	224,956	259,866
7.00%, due 7/15/31	74,421	88,708

		73,936,962

♦United States Treasury Bonds 1.8%
2.75%, due 8/15/42	1,200,000	1,158,750
3.125%, due 11/15/41	1,480,000	1,549,144
3.50%, due 2/15/39	2,500,000	2,826,173
4.25%, due 11/15/40	5,500,000	7,022,812
4.375%, due 5/15/41	400,000	521,125
4.75%, due 2/15/41	2,370,000	3,267,268
6.25%, due 8/15/23	2,000,000	2,867,500

		19,212,772

	Principal Amount	Value

♦United States Treasury Notes 14.8%
0.125%, due 12/31/14	$16,700,000	$16,658,250
0.25%, due 10/15/15	15,040,000	15,005,919
0.25%, due 12/15/15	13,290,000	13,250,542
0.375%, due 11/15/15	14,075,000	14,088,202
0.625%, due 9/30/17	17,180,000	17,149,128
0.625%, due 11/30/17	11,335,000	11,296,926
0.75%, due 10/31/17	7,805,000	7,830,608
0.75%, due 12/31/17	2,200,000	2,203,610
1.00%, due 8/31/19	5,000,000	4,970,705
1.00%, due 9/30/19	8,800,000	8,739,500
1.00%, due 11/30/19	20,000,000	19,806,240
1.25%, due 10/31/19	9,850,000	9,931,568
1.625%, due 8/15/22	1,705,000	1,693,812
1.625%, due 11/15/22	6,880,000	6,804,747
2.00%, due 2/15/22	6,000,000	6,204,846

		155,634,603

Total U.S. Government & Federal Agencies (Cost $571,358,932)		579,376,825

Yankee Bonds 7.6% (g)
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (d)	2,000,000	2,239,281

Banks 2.4%
Bank of Nova Scotia 1.95%, due 1/30/17 (d)	1,850,000	1,926,960
BNP Paribas S.A. 2.375%, due 9/14/17	3,000,000	3,043,041
Commonwealth Bank of Australia 1.95%, due 3/16/15	500,000	513,071
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, due 1/19/17	550,000	590,857
3.95%, due 11/9/22	2,000,000	2,048,068
HSBC Bank PLC
3.50%, due 6/28/15 (d)	2,450,000	2,598,717
4.125%, due 8/12/20 (d)	1,300,000	1,446,847
Korea Development Bank 3.875%, due 5/4/17	1,300,000	1,405,455
National Bank of Canada 2.20%, due 10/19/16 (d)	1,100,000	1,157,640
Nordea Bank AB 2.25%, due 3/20/15 (d)	1,500,000	1,536,504
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	2,400,000	2,456,184
Societe Generale S.A. 2.75%, due 10/12/17	1,950,000	1,983,583

M-40	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Banks (continued)
Svenska Handelsbanken AB 2.875%, due 4/4/17	$1,000,000	$1,056,601
UBS A.G. 2.25%, due 1/28/14	2,800,000	2,840,432
Westpac Banking Corp. 1.125%, due 9/25/15	1,050,000	1,059,727

		25,663,687

Beverages 0.2%
Diageo Capital PLC 5.75%, due 10/23/17	1,750,000	2,108,342

Electric 0.1%
GDF Suez 1.625%, due 10/10/17 (d)	1,150,000	1,149,727

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (d)	500,000	515,200
Credit Suisse A.G./Guernsey 2.60%, due 5/27/16 (d)	575,000	606,745

		1,121,945

Iron & Steel 0.1%
ArcelorMittal 4.25%, due 2/25/15	1,325,000	1,338,332

Media 0.1%
Thomson Reuters Corp. 5.25%, due 8/15/13	500,000	512,071

Mining 0.9%
Barrick Gold Corp. 1.75%, due 5/30/14	550,000	557,682
BHP Billiton Finance USA, Ltd. 3.25%, due 11/21/21	875,000	941,721
Rio Tinto Finance USA PLC 1.625%, due 8/21/17	3,450,000	3,493,077
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	750,000	801,974
Teck Resources, Ltd. 3.75%, due 2/1/23	3,500,000	3,589,877

		9,384,331

Miscellaneous—Manufacturing 0.1%
Tyco Electronics Group S.A. 1.60%, due 2/3/15	1,000,000	1,014,808

	Principal Amount	Value

Oil & Gas 1.9%
BP Capital Markets PLC
2.50%, due 11/6/22	$2,600,000	$2,576,166
3.125%, due 10/1/15	1,400,000	1,486,167
3.561%, due 11/1/21	975,000	1,053,576
Petrobras International Finance Co.—Pifco 2.875%, due 2/6/15	2,350,000	2,411,323
Petroleos Mexicanos 4.875%, due 3/15/15	800,000	862,000
Shell International Finance B.V.
1.125%, due 8/21/17	4,625,000	4,646,701
2.25%, due 1/6/23	3,175,000	3,136,690
Statoil ASA
2.45%, due 1/17/23	1,650,000	1,646,136
3.125%, due 8/17/17	350,000	380,928
Total Capital International S.A. 2.875%, due 2/17/22	1,325,000	1,383,064

		19,582,751

Pharmaceuticals 0.7%
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	800,000	956,139
Sanofi S.A. 4.00%, due 3/29/21	1,000,000	1,139,835
Teva Pharmaceutical Finance Co. B.V.
2.95%, due 12/18/22	3,250,000	3,287,564
3.65%, due 11/10/21	2,000,000	2,140,464

		7,524,002

Telecommunications 0.8%
America Movil SAB de CV 3.125%, due 7/16/22	1,350,000	1,372,205
Deutsche Telekom International Finance B.V.
2.25%, due 3/6/17 (d)	1,150,000	1,179,310
3.125%, due 4/11/16 (d)	1,000,000	1,057,740
France Telecom S.A. 5.375%, due 1/13/42	1,675,000	1,933,940
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	266,000
Telefonica Emisiones SAU 2.582%, due 4/26/13	1,665,000	1,670,827
Vivendi S.A. 2.40%, due 4/10/15 (d)	1,200,000	1,223,969

		8,703,991

Total Yankee Bonds (Cost $77,098,992)		80,343,268

Total Long-Term Bonds (Cost $1,012,003,347)		1,043,140,357

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-41

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Short-Term Investments 10.6%
Financial Company Commercial Paper 1.8%
Bank of Nova Scotia 0.005%, due 1/2/13 (h)	$18,690,000	$18,689,990

Total Financial Company Commercial Paper (Cost $18,689,990)		18,689,990

Other Commercial Paper 8.8%
American Transmission Systems, Inc. 0.118%, due 1/9/13 (d)(h)	10,000,000	9,999,644
Brown-Forman Corp. 0.081%, due 1/3/13 (d)(h)	7,000,000	6,999,922
Caterpillar Financial Services Corp. 0.124%, due 1/14/13 (h)	10,000,000	9,999,458
Laclede Gas Co. 0.107%, due 1/4/13 (d)(h)	6,750,000	6,749,882
Motiva Enterprises LLC 0.13%, due 1/10/13 (h)	8,000,000	7,999,660
New Jersey Natural G 0.099%, due 1/14/13 (h)	10,000,000	9,999,567
Oglethorpe Power Corp. 0.182%, due 1/14/13 (d)(h)	10,000,000	9,999,206
Southern Co. 0.157%, due 1/8/13 (d)(h)	5,000,000	4,999,786
United Healthcare Co.
0.041%, due 1/2/13 (d)(h)	10,000,000	9,999,956
0.156%, due 1/11/13 (d)(h)	10,000,000	9,999,444
Washington Gas 0.13%, due 1/10/13 (h)	5,300,000	5,299,775

Total Other Commercial Paper (Cost $92,046,300)		92,046,300

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $47,085 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.07% and a maturity date of 11/7/22, with a Principal Amount of $50,000 and a Market Value of $49,539)	47,085	47,085

Total Repurchase Agreement (Cost $47,085)		47,085

Total Short-Term Investments (Cost $110,783,375)		110,783,375

Total Investments (Cost $1,122,786,722) (i)	109.7%	1,153,923,732
Other Assets, Less Liabilities	(9.7)	(102,413,076)
Net Assets	100.0%	$1,051,510,656
‡	Less than one-tenth of a percent.

(a)	Step coupon. Rate shown is the rate in effect as of December 31, 2012.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of December 31, 2012 is $10,187,396, which represents 1.0% of the Portfolio’s net assets.

(c)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(e)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2012.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of December 31, 2012 is $115,543,162, which represents 11.0% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(g)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	Interest rate presented is yield to maturity.

(i)	As of December 31, 2012, cost is $1,123,000,977 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$34,960,934
Gross unrealized depreciation	(4,038,179)

Net unrealized appreciation	$30,922,755

M-42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$35,056,314	$—	$35,056,314
Corporate Bonds	—	300,002,133	—	300,002,133
Foreign Government Bonds	—	7,082,695	—	7,082,695
Mortgage-Backed Securities	—	41,279,122	—	41,279,122
U.S. Government & Federal Agencies	—	579,376,825	—	579,376,825
Yankee Bonds	—	80,343,268	—	80,343,268

Total Long-Term Bonds	—	1,043,140,357	—	1,043,140,357

Short-Term Investments
Financial Company Commercial Paper	—	18,689,990	—	18,689,990
Other Commercial Paper	—	92,046,300	—	92,046,300
Repurchase Agreement	—	47,085	—	47,085

Total Short-Term Investments	—	110,783,375	—	110,783,375

Total Investments in Securities	$—	$1,153,923,732	$—	$1,153,923,732

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-43

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $1,122,786,722)	$1,153,923,732
Receivables:
Investment securities sold	40,041,298
Interest	5,164,361
Fund shares sold	602,340
Other assets	363

Total assets	1,199,732,094

Liabilities
Payables:
Investment securities purchased	147,248,128
Manager (See Note 3)	431,963
Fund shares redeemed	288,929
Shareholder communication	100,668
NYLIFE Distributors (See Note 3)	93,340
Professional fees	46,923
Custodian	9,974
Trustees	1,513

Total liabilities	148,221,438

Net assets	$1,051,510,656

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$71,425
Additional paid-in capital	985,993,745

986,065,170
Undistributed net investment income	18,836,342
Accumulated net realized gain (loss) on investments and futures transactions	15,472,134
Net unrealized appreciation (depreciation) on investments	31,137,010

Net assets	$1,051,510,656

Initial Class
Net assets applicable to outstanding shares	$608,651,018

Shares of beneficial interest outstanding	41,182,841

Net asset value per share outstanding	$14.78

Service Class
Net assets applicable to outstanding shares	$442,859,638

Shares of beneficial interest outstanding	30,241,842

Net asset value per share outstanding	$14.64

M-44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Interest	$23,399,346

Expenses
Manager (See Note 3)	4,811,330
Distribution and service—Service Class (See Note 3)	1,017,698
Shareholder communication	192,753
Professional fees	90,596
Custodian	61,592
Trustees	26,227
Miscellaneous	32,823

Total expenses	6,233,019

Net investment income (loss)	17,166,327

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	18,860,168
Futures transactions	(64,820)

Net realized gain (loss) on investments and futures transactions	18,795,348

Net change in unrealized appreciation (depreciation) on investments	7,240,680

Net realized and unrealized gain (loss) on investments and futures transactions	26,036,028

Net increase (decrease) in net assets resulting from operations	$43,202,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-45

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,166,327	$22,572,730
Net realized gain (loss) on investments and futures transactions	18,795,348	35,400,638
Net change in unrealized appreciation (depreciation) on investments	7,240,680	2,010,809

Net increase (decrease) in net assets resulting from operations	43,202,355	59,984,177

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(14,699,699)	(16,245,157)
Service Class	(9,360,380)	(10,612,205)

	(24,060,079)	(26,857,362)

From net realized gain on investments:
Initial Class	(20,340,451)	(7,544,161)
Service Class	(14,115,491)	(5,252,432)

	(34,455,942)	(12,796,593)

Total dividends and distributions to shareholders	(58,516,021)	(39,653,955)

Capital share transactions:
Net proceeds from sale of shares	257,718,188	253,774,025
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	58,516,021	39,653,955
Cost of shares redeemed	(153,563,688)	(285,693,870)

Increase (decrease) in net assets derived from capital share transactions	162,670,521	7,734,110

Net increase (decrease) in net assets	147,356,855	28,064,332

Net Assets
Beginning of year	904,153,801	876,089,469

End of year	$1,051,510,656	$904,153,801

Undistributed net investment income at end of year	$18,836,342	$24,060,033

M-46	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$14.97	$14.63	$14.17	$13.82	$13.96

Net investment income (loss) (a)	0.28	0.40	0.48	0.56	0.64
Net realized and unrealized gain (loss) on investments	0.41	0.66	0.64	0.51	(0.16)

Total from investment operations	0.69	1.06	1.12	1.07	0.48

Less dividends and distributions:
From net investment income	(0.37)	(0.49)	(0.47)	(0.67)	(0.62)
From net realized gain on investments	(0.51)	(0.23)	(0.19)	(0.05)	(0.00)‡

Total dividends and distributions	(0.88)	(0.72)	(0.66)	(0.72)	(0.62)

Net asset value at end of year	$14.78	$14.97	$14.63	$14.17	$13.82

Total investment return	4.66%	7.24%	7.84%	7.77%	3.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	2.70%	3.26%	3.97%	4.58%
Net expenses	0.53%	0.54%	0.55%	0.55%	0.54%
Portfolio turnover rate (b)	311%	293%	127%	158%	304%
Net assets at end of year (in 000’s)	$608,651	$530,001	$554,818	$515,186	$451,804

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 222%, 231%, 97%, 151%, and 297% for the years ended December 31, 2012, 2011, 2010, 2009, and 2008, respectively.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$14.85	$14.53	$14.09	$13.75	$13.90

Net investment income (loss) (a)	0.24	0.36	0.44	0.52	0.60
Net realized and unrealized gain (loss) on investments	0.40	0.65	0.63	0.51	(0.15)

Total from investment operations	0.64	1.01	1.07	1.03	0.45

Less dividends and distributions:
From net investment income	(0.34)	(0.46)	(0.44)	(0.64)	(0.60)
From net realized gain on investments	(0.51)	(0.23)	(0.19)	(0.05)	(0.00)‡

Total dividends and distributions	(0.85)	(0.69)	(0.63)	(0.69)	(0.60)

Net asset value at end of year	$14.64	$14.85	$14.53	$14.09	$13.75

Total investment return	4.40%	6.98%	7.58%	7.50%	3.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59%	2.43%	2.99%	3.70%	4.34%
Net expenses	0.78%	0.79%	0.80%	0.80%	0.79%
Portfolio turnover rate (b)	311%	293%	127%	158%	304%
Net assets at end of year (in 000’s)	$442,860	$374,152	$321,271	$222,830	$182,241

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 222%, 231%, 97%, 151%, and 297% for the years ended December 31, 2012, 2011, 2010, 2009, and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-47

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	0.01%	0.45%	1.60%	0.47%

7-Day Current Yield: 0.01%[4]

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[5]	–0.03%	0.47%	1.58%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current expense limitations and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.58% for Initial Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	As of December 31, 2012, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio’s earnings than the total return.
5.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe which may include portfolios that do not maintain a stable net asset value of $1.00 per share. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-48	MainStay VP Cash Management Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.10	$0.96	$1,024.20	$0.97

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.19% multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-49

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-53 for specific holdings within these categories.

M-50	MainStay VP Cash Management Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments.1

How did MainStay VP Cash Management Portfolio perform relative to its peers during the 12 months ended December 31, 2012?

As of December 31, 2012, MainStay VP Cash Management Portfolio Initial Class shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended December 31, 2012, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.01%. The Portfolio outperformed the –0.03% return of the average Lipper2 Variable Products Money Market Portfolio for the 12 months ended December 31, 2012. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations, without which total returns may have been different.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the 12 months ended December 31, 2012?

During the reporting period, short-term interest rates remained at historically low levels. The Federal Reserve remained committed to an accommodative monetary policy in an effort to bolster a growing—but still weak—economy.

Supply-and-demand dynamics remained challenging. Issuers continued to take advantage of low interest rates and consequently continued to “term out” funding (or transfer debt on their balance sheets without acquiring new debt). Meanwhile, demand for short assets increased as investors anticipated that the Transaction Amount Guarantee Program (TAG) would expire at the end of the year. This program allowed for unlimited Federal Deposit Insurance Corporation (FDIC) coverage.

During 2012, talks of money fund reform continued to place a cloud of uncertainty over the market.

What factors affected the Portfolio’s performance during the reporting period?

A variety of factors influenced the Portfolio’s results. Floating-rate corporate bonds continued to perform well relative to commercial paper. Short-term asset-backed securities added to the Portfolio’s yield, but spreads3 tightened significantly over the reporting period. U.S. Treasury bills and agency discount notes became less expensive relative to commercial paper and continued to help fund the Portfolio’s liquidity position. Meanwhile, cheaper (or higher yielding) repurchase agreements strengthened the Portfolio’s return.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio continued to target a duration centered around a 50-day weighted average maturity. We viewed this target as being on the long side because by law, the weighted average maturity of money market funds cannot exceed 60 days. This duration strategy allowed the Portfolio to benefit from securities with longer maturities and higher yields, such as U.S. Treasury coupon securities and asset-backed securities.

What specific factors, risks, or market forces prompted significant decisions for the Portfolio during the reporting period?

The Federal Open Market Committee stated that it anticipated that exceptionally low levels for the federal funds rate were likely to be warranted for a considerable period. This suggested that short-term interest rates would remain low, which kept our strategy weighted toward a longer weighted average maturity during the reporting period.

A weak economic recovery gave us the confidence to continue to emphasize longer-dated (and higher-yielding) securities during the reporting period. Higher rates on repurchase agreements increased the attractiveness of these investments. Since we use repurchase agreements to help manage the Portfolio’s liquidity position, higher rates helped to solidify the Portfolio’s yield.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-51

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance, and which market segments were particularly weak?

Some of the strongest contributors to the Portfolio’s performance were repurchase agreements, agency discount notes, floating-rate securities and asset-backed securities. (Contributions take weightings and total returns into account.) The weakest contributor was the commercial paper sector, primarily because we continued to limit the majority of our commercial paper investments to industrial issuers.

Did the Portfolio make any significant purchases or sales during the reporting period?

Significant purchases during the reporting period included a BP Capital Markets Floating Rate Note due 2/8/2013, a John Deere Equipment 0.267% coupon ABS Note due 5/15/2013, a MetLife Institutional

Funding Floating Rate Note due 9/12/2013 and a USAA Auto 0.23% coupon ABS due 9/16/13.

There were no significant sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio saw significant weighting increases among repurchase agreements and U.S. government agencies. Significant weighting decreases occurred in commercial paper and U.S. Treasury coupon securities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio was positioned for low short-term interest rates and continuing supply-side challenges.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-52	MainStay VP Cash Management Portfolio

Portfolio of Investments December 31, 2012

	Principal Amount	Amortized Cost

Short-Term Investments 100.7%†
Asset-Backed Commercial Paper 2.6%
Straight-A Funding LLC
0.17%, due 2/5/13 (a)(b)	$9,357,000	$9,355,454
0.18%, due 2/4/13 (a)(b)	9,315,000	9,313,416

		18,668,870

Certificates of Deposit 5.6%
Bank of Montreal
0.20%, due 1/11/13	9,335,000	9,335,000
0.20%, due 1/29/13	9,280,000	9,280,000
Royal Bank of Canada 0.16%, due 1/18/13	9,355,000	9,355,000
Toronto-Dominion Bank (The) 0.313%, due 2/4/13 (c)	6,735,000	6,735,000
Toronto-Dominion Holdings U.S.A., Inc. 0.321%, due 10/21/13 (b)(c)	6,165,000	6,165,000

		40,870,000

Financial Company Commercial Paper 23.9%
American Honda Finance Corp. 0.15%, due 2/7/13 (a)	9,330,000	9,328,562
Bank of Nova Scotia
0.17%, due 2/27/13 (a)	6,250,000	6,248,318
0.17%, due 2/20/13 (a)	9,300,000	9,297,804
0.185%, due 2/11/13 (a)	3,000,000	2,999,368
0.205%, due 1/16/13 (a)	6,000,000	5,999,487
Caterpillar Financial Services Corp.
0.17%, due 1/17/13 (a)	6,185,000	6,184,533
0.19%, due 3/4/13 (a)	9,355,000	9,351,939
0.20%, due 3/25/13 (a)	6,235,000	6,232,125
Glaxosmithkline Finance PLC
0.15%, due 1/4/13 (a)	9,365,000	9,364,883
0.16%, due 1/4/13 (a)(b)	5,787,000	5,786,923
John Deere Bank SA 0.18%, due 1/30/13 (a)(b)	4,900,000	4,899,290
John Deere Financial Ltd. 0.18%, due 1/30/13 (a)(b)	9,295,000	9,293,652
JPMorgan Chase & Co. 0.331%, due 3/13/13 (a)	6,235,000	6,235,000
National Australia Funding Delaware, Inc. 0.185%, due 2/19/13 (a)(b)	9,300,000	9,297,658
National Rural Utilities Cooperative Finance Corp.
0.14%, due 1/31/13 (a)	2,350,000	2,349,726
0.15%, due 1/7/13 (a)	6,195,000	6,194,845
0.15%, due 1/9/13 (a)	9,355,000	9,354,688
0.16%, due 2/19/13 (a)	5,415,000	5,413,821

	Principal Amount	Amortized Cost

Financial Company Commercial Paper (continued)
PACCAR Financial Corp.
0.14%, due 1/2/13 (a)	$5,870,000	$5,869,977
0.16%, due 1/16/13 (a)	3,715,000	3,714,752
Private Export Funding Corp. 0.17%, due 1/22/13 (a)(b)	6,185,000	6,184,387
Royal Bank of Canada 0.14%, due 1/22/13 (a)	9,340,000	9,339,237
U.S. Bank NA
0.12%, due 1/2/13 (a)	6,225,000	6,225,000
0.15%, due 1/3/13 (a)	9,365,000	9,365,000
Westpac Banking Corp. 0.61%, due 5/3/13 (a)(b)	9,455,000	9,455,000

		173,985,975

Government Agency Debt 3.3%
Federal Home Loan Bank
0.045%, due 2/1/13	9,410,000	9,409,635
0.07%, due 3/8/13	9,380,000	9,378,796
Federal National Mortgage Association 0.055%, due 2/20/13	5,505,000	5,504,580

		24,293,011

Other Commercial Paper 36.7%
Air Products & Chemicals, Inc.
0.14%, due 1/15/13 (a)(b)	4,355,000	4,354,763
0.15%, due 1/16/13 (a)(b)	6,225,000	6,224,611
0.16%, due 1/31/13 (a)(b)	9,355,000	9,353,753
BP Capital Markets PLC 0.512%, due 2/8/13 (a)(b)	6,080,000	6,080,000
Brown-Forman Corp.
0.16%, due 1/15/13 (a)(b)	5,480,000	5,479,659
0.20%, due 1/3/13 (a)(b)	6,220,000	6,219,931
ConocoPhillips Qatar Funding Ltd. 0.16%, due 2/26/13 (a)(b)	6,142,000	6,140,471
Danaher Corp. 0.15%, due 1/4/13 (a)(b)	9,355,000	9,354,883
Deere & Co. 0.13%, due 1/15/13 (a)(b)	8,090,000	8,089,591
Emerson Electric Co. 0.18%, due 3/22/13 (a)(b)	4,425,000	4,423,230
Illinois Tool Works, Inc. 0.12%, due 1/7/13 (a)(b)	18,750,000	18,749,625
McDonald’s Corp. 0.14%, due 1/28/13 (a)(b)	7,495,000	7,494,213
Medtronic, Inc. 0.15%, due 2/28/13 (a)(b)	9,355,000	9,352,739
NetJets, Inc. 0.12%, due 1/2/13 (a)(b)	25,090,000	25,089,916

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-53

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
NSTAR Electric Co. 0.25%, due 1/14/13 (a)	$4,244,000	$4,243,617
Parker Hannifin Corp. 0.12%, due 1/10/13 (a)(b)	9,340,000	9,339,720
Procter & Gamble Co. (The) 0.16%, due 3/4/13 (a)(b)	9,355,000	9,352,422
Rockwell Collins, Inc.
0.13%, due 1/4/13 (a)(b)	9,355,000	9,354,899
0.13%, due 1/11/13 (a)(b)	9,715,000	9,714,649
Sigma-Aldrich Corp. 0.12%, due 1/7/13 (a)(b)	14,384,000	14,383,712
Southern Co. (The)
0.23%, due 1/29/13 (a)(b)	9,335,000	9,333,330
0.24%, due 1/23/13 (a)(b)	5,320,000	5,319,220
0.25%, due 1/16/13 (a)(b)	2,000,000	1,999,792
St. Jude Medical, Inc.
0.19%, due 1/9/13 (a)(b)	9,340,000	9,339,606
0.20%, due 1/11/13 (a)(b)	6,220,000	6,219,654
Toyota Motor Credit Corp.
0.18%, due 1/16/13 (a)	6,235,000	6,234,532
0.21%, due 2/6/13 (a)	5,765,000	5,763,789
WGL Holdings, Inc.
0.24%, due 1/2/13 (a)(b)	6,250,000	6,249,958
0.24%, due 1/10/13 (a)(b)	6,905,000	6,904,586
0.24%, due 1/14/13 (a)(b)	3,110,000	3,109,731
Wisconsin Gas LLC
0.17%, due 1/4/13 (a)	5,645,000	5,644,920
0.18%, due 1/3/13 (a)	3,752,000	3,751,963
0.18%, due 1/10/13 (a)	8,720,000	8,719,608
0.23%, due 1/10/13 (a)	6,235,000	6,234,641

		267,621,734

Other Notes 6.9%
American Honda Finance Corp. 0.34%, due 11/8/13 (b)(c)	6,195,000	6,195,000
CNH Equipment Trust Series 2012-B, Class A1 0.383%, due 7/12/13	1,451,848	1,451,848
Enterprise Fleet Financing LLC
Series 2012-2, Class A1 0.325%, due 9/20/13 (b)	4,035,531	4,035,531
Series 2012-1, Class A1 0.46%, due 5/20/13 (b)	1,048,818	1,048,818
Great America Leasing Receivables Series 2012-1, Class A1 0.512%, due 4/15/13 (b)	175,907	175,907
Holmes Master Issuer PLC Series 2012-1A, Class A1 0.409%, due 1/15/13 (b)(c)	6,955,000	6,955,000

	Principal Amount	Amortized Cost

Other Notes (continued)
Hyundai Auto Lease Securitization Trust Series 2012-A, Class A1 0.384%, due 6/17/13 (b)	$391,057	$391,057
John Deere Owner Trust Series 2012-B, Class A1 0.267%, due 9/16/13	2,222,604	2,222,604
MetLife Institutional Funding II
0.411%, due 9/12/13 (b)(c)	6,235,000	6,235,000
0.605%, due 4/3/13 (b)(c)	8,000,000	8,000,000
MMAF Equipment Finance LLC Series 2012-AA, Class A1 0.346%, due 7/10/13 (b)	962,693	962,693
Navistar Financial Corp. Owner Trust Series 2012-A, Class A1 0.432%, due 7/18/13 (b)	827,954	827,954
Northern Trust Corp. 5.50%, due 8/15/13	2,105,000	2,171,843
SMART Trust Series 2012-2USA, Class A1 0.424%, due 6/14/13 (b)	988,811	988,811
Target Corp. 0.377%, due 1/11/13 (c)	6,000,000	6,000,000
USAA Auto Owner Trust Series 2012-1, Class A1 0.23%, due 9/16/13	2,544,583	2,544,583
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A1 0.328%, due 6/17/13	335,184	335,184

		50,541,833

Treasury Debt 10.6%
United States Treasury Notes
0.125%, due 8/31/13	6,370,000	6,365,904
0.125%, due 9/30/13	6,205,000	6,201,135
0.25%, due 10/31/13	6,165,000	6,166,735
0.25%, due 11/30/13	6,200,000	6,201,437
0.375%, due 6/30/13	6,200,000	6,204,647
0.375%, due 7/31/13	6,410,000	6,416,771
0.50%, due 5/31/13	6,400,000	6,407,662
0.625%, due 1/31/13	9,000,000	9,003,408
0.625%, due 2/28/13	10,000,000	10,007,426
0.625%, due 4/30/13	6,430,000	6,438,863
0.75%, due 3/31/13	7,700,000	7,709,857

		77,123,845

M-54	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements 11.1%
Bank of America N.A. 0.15%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $61,702,514 (Collateralized by a United States Treasury Bill with a rate of 0.097% and a maturity date of 5/23/13, with a Principal Amount of $62,960,600 and a Market Value of $62,936,675)	$61,702,000	$61,702,000
Deutsche Bank Securities, Inc. 0.15%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $19,000,158 (Collateralized by a United States Treasury Note with a rate of 0.625% and a maturity date of 11/30/17, with a Principal Amount of $19,433,500 and a Market Value of $19,380,083)	19,000,000	19,000,000

		80,702,000

Total Short-Term Investments (Amortized Cost $733,807,268) (d)	100.7%	733,807,268
Other Assets, Less Liabilities	(0.7)	(5,101,012)
Net Assets	100.0%	$728,706,256
(a)	Interest rate presented is yield to maturity.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(c)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Asset-Backed Commercial Paper	$—	$18,668,870	$—	$18,668,870
Certificates of Deposit	—	40,870,000	—	40,870,000
Financial Company Commercial Paper	—	173,985,975	—	173,985,975
Government Agency Debt	—	24,293,011	—	24,293,011
Other Commercial Paper	—	267,621,734	—	267,621,734
Other Notes	—	50,541,833	—	50,541,833
Treasury Debt	—	77,123,845	—	77,123,845
Treasury Repurchase Agreements	—	80,702,000	—	80,702,000

Total Investments in Securities	$—	$733,807,268	$—	$733,807,268

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-55

Portfolio of Investments December 31, 2012 (continued)

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent†
Aerospace & Defense	$19,069,548	2.6%
Auto Manufacturers	11,998,321	1.6
Automobile	2,543,006	0.3
Automobile ABS	10,043,473	1.4
Banks	117,503,715	16.1
Beverages	11,699,590	1.6
Chemicals	34,316,839	4.7
Cosmetics & Personal Care	9,352,422	1.3
Diversified Financial Services	12,368,920	1.7
Electric	20,895,959	2.9
Electrical Components & Equipment	4,423,230	0.6
Finance—Auto Loans	25,108,291	3.4
Finance—Commercial	15,584,064	2.1
Finance—Consumer Loans	14,192,942	1.9
Finance—Other Services	57,214,511	7.9
Gas	40,615,407	5.6
Health Care—Products	24,911,999	3.4
Insurance	14,235,000	2.0
Machinery—Diversified	8,089,591	1.1
Miscellaneous—Manufacturing	18,694,603	2.6
Oil & Gas	12,220,471	1.7
Other ABS	2,398,511	0.3
Repurchase Agreements	80,702,000	11.1
Retail	13,494,213	1.9
Sovereign	91,409,430	12.5
Special Purpose Entity	18,668,870	2.6
Transportation	25,089,916	3.4
U.S. Government & Agency	10,007,426	1.4
Whole Loan Collateral (Collateralized Mortgage Obligations)	6,955,000	1.0

	733,807,268	100.7
Other Assets, Less Liabilities	(5,101,012)	(0.7)

Net Assets	$728,706,256	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-56	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (amortized cost $653,105,268)	$653,105,268
Repurchase agreements, at value (amortized cost $80,702,000)	80,702,000
Cash	857
Receivables:
Fund shares sold	1,485,504
Interest	183,864
Other assets	746

Total assets	735,478,239

Liabilities
Payables:
Fund shares redeemed	6,543,000
Manager (See Note 3)	119,857
Shareholder communication	69,719
Professional fees	34,570
Custodian	3,802
Trustees	1,035

Total liabilities	6,771,983

Net assets	$728,706,256

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$728,655
Additional paid-in capital (a)	727,977,489

728,706,144
Accumulated net realized gain (loss) on investments	112

Net assets applicable to outstanding shares	$728,706,256

Shares of beneficial interest outstanding	728,655,289

Net asset value per share outstanding	$1.00

(a)	Additional paid-in capital includes a prior period adjustment in the amount of $67,105 in accordance with generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-57

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Interest	$1,425,785

Expenses
Manager (See Note 3)	3,221,644
Shareholder communication	129,753
Professional fees	60,263
Custodian	23,029
Trustees	20,456
Miscellaneous	25,867

Total expenses before waiver/reimbursement	3,481,012
Expense waiver/reimbursement from Manager (See Note 3)	(2,129,590)

Net expenses	1,351,422

Net investment income (loss)	74,363

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	112

Net increase (decrease) in net assets resulting from operations	$74,475

M-58	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$74,363	$83,793
Net realized gain (loss) on investments	112	—

Net increase (decrease) in net assets resulting from operations	74,475	83,793

Dividends to shareholders:
From net investment income	(74,363)	(77,843)

Capital share transactions:
Net proceeds from sale of shares	608,218,552	751,253,099
Net asset value of shares issued to shareholders in reinvestment of dividends	74,363	77,843
Cost of shares redeemed	(768,841,980)	(533,291,944)

Increase (decrease) in net assets derived from capital share transactions	(160,549,065)	218,038,998

Net increase (decrease) in net assets	(160,548,953)	218,044,948

Net Assets
Beginning of year	889,255,209	671,210,261

End of year	$728,706,256	$889,255,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-59

Financial Highlights selected per share data and ratios

	Year ended December 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.02
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.02

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.02)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.05%		2.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.05%		2.02%
Net expenses	0.18%		0.15%		0.25%		0.41%		0.50%
Expenses (before waiver/reimbursement)	0.47%		0.47%		0.50%		0.51%		0.50%
Net assets at end of year (in 000’s)	$728,706		$889,255		$671,210		$765,118		$1,095,888

‡	Less than one cent per share.

M-60	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	16.72%	0.77%	6.75%	0.60%
Service Class Shares[3]	16.43	0.52	6.48	0.85

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	16.00%	1.66%	7.10%
Russell 1000® Index[4]	16.42	1.92	7.52
Average Lipper Variable Products Large-Cap Core Portfolio[5]	15.02	0.53	6.55

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.73% for Initial Class shares and 6.46% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-61

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,070.10	$3.07	$1,022.20	$3.00

Service Class Shares	$1,000.00	$1,068.80	$4.37	$1,020.90	$4.27

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-62	MainStay VP Common Stock Portfolio

Industry Composition as of December 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	9.3%
Insurance	5.7
Pharmaceuticals	5.4
Computers & Peripherals	5.3
Software	4.5
IT Services	4.4
Specialty Retail	4.0
Food & Staples Retailing	3.8
Media	3.7
Diversified Telecommunication Services	3.4
Diversified Financial Services	3.2
Beverages	3.1
Biotechnology	3.1
Food Products	3.1
Internet Software & Services	3.0
Health Care Providers & Services	2.6
Communications Equipment	2.4
Health Care Equipment & Supplies	2.3
Aerospace & Defense	2.1
Industrial Conglomerates	2.1
Hotels, Restaurants & Leisure	1.7
Capital Markets	1.6
Chemicals	1.6
Household Products	1.6
Consumer Finance	1.4
Commercial Services & Supplies	1.3
Household Durables	1.3

Energy Equipment & Services	1.1%
Semiconductors & Semiconductor Equipment	1.1
Commercial Banks	1.0
Machinery	0.9
Road & Rail	0.9
Independent Power Producers & Energy Traders	0.8
Tobacco	0.8
Air Freight & Logistics	0.7
Internet & Catalog Retail	0.7
Auto Components	0.6
Textiles, Apparel & Luxury Goods	0.6
Wireless Telecommunication Services	0.6
Airlines	0.5
Exchange Traded Funds	0.5
Multiline Retail	0.5
Real Estate Investment Trusts	0.5
Multi-Utilities	0.4
Electric Utilities	0.3
Electrical Equipment	0.2
Paper & Forest Products	0.2
Diversified Consumer Services	0.1
Electronic Equipment & Instruments	0.0	‡
Professional Services	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-66 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	Chevron Corp.

4.	International Business Machines Corp.

5.	AT&T, Inc.
6.	Google, Inc. Class A

7.	General Electric Co.

8.	Microsoft Corp.

9.	JPMorgan Chase & Co.

10.	Johnson & Johnson

mainstayinvestments.com	M-63

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC,1 the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its peers and its benchmarks during the reporting period?

For the 12 months ended December 31, 2012, MainStay VP Common Stock Portfolio returned 16.72% for Initial Class shares and 16.43% for Service Class shares. Over the same period, both share classes outperformed the 15.02% return of the average Lipper2 Variable Products Large-Cap Core Portfolio and the 16.00% return of the S&P 500® Index1 for the 12 months ended December 31, 2012. The S&P 500® Index is the Portfolio’s broad-based securities-market index. Over the same period, both share classes outperformed the 16.42% return of the Russell 1000® Index,2 which is the secondary benchmark of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

In 2012, stock market performance was affected by concerns about Europe, the fiscal cliff, stubbornly slow (though positive) economic growth in the United States and slowing growth in China. The most important factor that affected the relative performance of the Portfolio, however, was the remarkably low valuation levels at which many stocks started the year. By year-end, almost all of them had not only survived but had seen their multiples expand. The best example of this was in the energy sector, where refinery stocks were particularly strong contributors. (Contributions take weightings and total returns into account.) The turnaround in the housing market also affected relative performance. The price of PulteGroup shares almost tripled, and the Portfolio held an overweight position in the stock.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Relative to the S&P 500® Index, the energy, health care and consumer discretionary sectors made the strongest positive contributions to the Portfolio’s excess returns. Energy was by far the strongest positive contributor, as refinery stocks such as Marathon Petroleum and HollyFrontier outperformed after starting the year at extremely attractive valuations. In health care, the Portfolio benefited from overweight positions in an array of individual stocks, each of which outperformed for company-specific reasons. Examples included biotechnology company Gilead Sciences and sleep specialist ResMed. Home construction stocks such as PulteGroup led the consumer discretionary sector.

Industrials, financials and information technology were the sectors that detracted the most from the Portfolio’s relative performance. Unfavorable stock selection in industrials hurt performance. The financials sector performed well ahead of the S&P 500® Index, and our stock selection was strong. Unfortunately, the Portfolio held an underweight position in the sector, which detracted from relative performance. Information technology, an overweight sector relative to the S&P 500® Index, detracted from performance. During the reporting period, stocks such as semiconductor maker Nvidia, in which the Portfolio held an overweight position, performed poorly.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance, and which stocks detracted the most?

The strongest individual positive contributions to

the Portfolio’s absolute performance came from computers & peripherals company Apple, diversified financial services company Bank of America and media company Comcast. All three stocks were heavily weighted in the S&P 500® Index, with Apple the most heavily weighted of the three. The Portfolio held overweight positions in each of these stocks. Apple rose strongly in the first three quarters of the year on excitement about the company’s products and market share. The price of Bank of America shares more than doubled for the year, as much of the uncertainty about the company’s mortgage-related problems dissipated. Comcast performed strongly as the company’s investment in NBC resulted in strong earnings growth.

Negative absolute performers included semiconductor companies Intel and Advanced Micro Devices. Neither of these companies has participated much in the smartphone boom, and both have been hurt as tablet computers have eroded sales of traditional PCs. Prudential Financial underperformed in relation to most other financial stocks.

1.	Effective on or about January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-64	MainStay VP Common Stock Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio positions that we reduced during 2012 were tobacco company Philip Morris International and health maintenance organization United- Health Group. UnitedHealth scores poorly on our main measure of earnings quality. In our view, Philip Morris became relatively expensive, especially after the 2011 run-up in stocks with high dividend yields.

Among the Portfolio positions we increased during 2012 were insurance company American International Group (AIG) and pharmaceutical giant Bristol-Myers Squibb. AIG has been buying back shares as the U.S. government has sold its stake in the company, and we believe that Bristol-Myers Squibb is attractively valued, especially compared to other major pharmaceutical stocks.

How did the Portfolio’s sector weightings change during the reporting period?

We increased the Portfolio’s relative weight in the consumer staples and telecommunication services sectors. In consumer staples, we believed that many food products companies had reached better-than-usual values because of rising input prices. An example of this would be corn. In telecommunication services, we increased the Portfolio’s positions in Sprint and AT&T.

The Portfolio saw decreases in its relative weight in the energy and information technology sectors. In energy, we sold stocks in the energy equipment & services industry and in oil, gas & consumable fuels. Within information technology, we mainly lowered exposure to PC-related companies.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio’s most substantially overweight sectors were consumer discretionary and consumer staples. In consumer discretionary, the most substantially overweight industries were specialty retail and household durables. In consumer staples, the most substantially overweight industries were food products and food & staples retailing.

As of the same date, the sectors that were most substantially underweight were financials and utilities. In financials, the Portfolio was underweight commercial banks and real estate investment trusts (REITs).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-65

Portfolio of Investments December 31, 2012

	Shares	Value

Common Stocks 99.5%†
Aerospace & Defense 2.1%
Boeing Co. (The)	22,694	$1,710,220
General Dynamics Corp.	14,155	980,517
Honeywell International, Inc.	461	29,260
Lockheed Martin Corp.	17,098	1,577,974
Northrop Grumman Corp.	23,223	1,569,410
United Technologies Corp.	64,300	5,273,243

		11,140,624

Air Freight & Logistics 0.7%
United Parcel Service, Inc. Class B	48,631	3,585,564

Airlines 0.5%
Alaska Air Group, Inc. (a)	26,705	1,150,718
Southwest Airlines Co.	151,933	1,555,794

		2,706,512

Auto Components 0.6%
Delphi Automotive PLC (a)	18,370	702,653
Goodyear Tire & Rubber Co. (The) (a)	199,477	2,754,777

		3,457,430

Beverages 3.1%
Coca-Cola Co. (The)	218,293	7,913,121
Constellation Brands, Inc. Class A (a)	73,464	2,599,891
PepsiCo., Inc.	85,380	5,842,554

		16,355,566

Biotechnology 3.1%
Amgen, Inc.	58,947	5,088,305
Biogen Idec, Inc. (a)	14,236	2,087,994
Celgene Corp. (a)	39,180	3,084,250
Gilead Sciences, Inc. (a)	62,877	4,618,316
Vertex Pharmaceuticals, Inc. (a)	32,065	1,344,806

		16,223,671

Capital Markets 1.6%
Bank of New York Mellon Corp. (The)	95,781	2,461,572
BlackRock, Inc.	2,337	483,081
Charles Schwab Corp. (The)	95,796	1,375,630
Franklin Resources, Inc.	627	78,814
Northern Trust Corp.	33,003	1,655,430
State Street Corp.	45,084	2,119,399
Waddell & Reed Financial, Inc. Class A	7,502	261,220

		8,435,146

Chemicals 1.6%
CF Industries Holdings, Inc.	8,341	1,694,557
LyondellBasell Industries, N.V., Class A	60,173	3,435,277
Mosaic Co. (The)	1,717	97,234
PPG Industries, Inc.	24,737	3,348,153

		8,575,221

	Shares	Value

Commercial Banks 1.0%
KeyCorp	51,754	$435,769
PNC Financial Services Group, Inc.	6,561	382,572
U.S. Bancorp	5,479	174,999
Wells Fargo & Co.	133,486	4,562,551

		5,555,891

Commercial Services & Supplies 1.3%
ADT Corp. (The)	35,157	1,634,449
Avery Dennison Corp.	72,974	2,548,252
Iron Mountain, Inc.	14,057	436,470
Tyco International, Ltd.	73,172	2,140,281

		6,759,452

Communications Equipment 2.4%
Cisco Systems, Inc.	281,048	5,522,593
Harris Corp.	53,731	2,630,670
QUALCOMM, Inc.	32,757	2,031,589
Riverbed Technology, Inc. (a)	133,447	2,631,575

		12,816,427

Computers & Peripherals 5.3%
♦Apple, Inc.	40,053	21,349,451
EMC Corp. (a)	94,208	2,383,462
NetApp, Inc. (a)	51,587	1,730,744
Seagate Technology PLC	55,571	1,693,804
Western Digital Corp.	18,522	787,000

		27,944,461

Consumer Finance 1.4%
American Express Co.	77,422	4,450,216
Discover Financial Services	80,203	3,091,826

		7,542,042

Diversified Consumer Services 0.1%
Service Corp. International	38,306	529,006

Diversified Financial Services 3.2%
Bank of America Corp.	558,061	6,473,508
Citigroup, Inc.	59,250	2,343,930
♦JPMorgan Chase & Co.	185,185	8,142,584

		16,960,022

Diversified Telecommunication Services 3.4%
♦AT&T, Inc.	306,620	10,336,160
Frontier Communications Corp.	130,408	558,147
Verizon Communications, Inc.	172,282	7,454,642

		18,348,949

Electric Utilities 0.3%
American Electric Power Co., Inc.	1,456	62,142
Edison International	1,624	73,389

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-66	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electric Utilities (continued)
Exelon Corp.	1,960	$58,290
Southern Co. (The)	32,510	1,391,753

		1,585,574

Electrical Equipment 0.2%
Eaton Corp. PLC	4,382	237,504
Emerson Electric Co.	10,712	567,308

		804,812

Electronic Equipment & Instruments 0.0%‡
Jabil Circuit, Inc.	4,020	77,546

Energy Equipment & Services 1.1%
Diamond Offshore Drilling, Inc.	20,323	1,381,151
Helmerich & Payne, Inc.	48,346	2,707,859
Schlumberger, Ltd.	22,099	1,531,240

		5,620,250

Food & Staples Retailing 3.8%
Costco Wholesale Corp.	22,092	2,182,027
CVS Caremark Corp.	85,000	4,109,750
Kroger Co. (The)	103,849	2,702,151
Safeway, Inc.	32,981	596,626
Wal-Mart Stores, Inc.	103,517	7,062,965
Walgreen Co.	103,267	3,821,912

		20,475,431

Food Products 3.1%
Dean Foods Co. (a)	149,836	2,473,792
Hillshire Brands Co.	58,118	1,635,441
Ingredion, Inc.	39,986	2,576,298
Kraft Foods Group, Inc.	29,454	1,339,273
Mondelez International, Inc. Class A	149,146	3,798,749
Smithfield Foods, Inc. (a)	97,869	2,111,034
Tyson Foods, Inc. Class A	133,523	2,590,346

		16,524,933

Health Care Equipment & Supplies 2.3%
Abbott Laboratories	81,479	5,336,875
Boston Scientific Corp. (a)	475,700	2,725,761
ResMed, Inc.	30,413	1,264,269
St. Jude Medical, Inc.	69,295	2,504,321
Zimmer Holdings, Inc.	5,696	379,695

		12,210,921

Health Care Providers & Services 2.6%
Aetna, Inc.	28,660	1,326,958
AmerisourceBergen Corp.	54,331	2,346,012
Cigna Corp.	13,133	702,090
Community Health Systems, Inc.	82,454	2,534,636
Coventry Health Care, Inc.	5,507	246,879
Express Scripts Holding Co. (a)	5,285	285,390
McKesson Corp.	34,415	3,336,878

	Shares	Value

Health Care Providers & Services (continued)
Omnicare, Inc.	42,906	$1,548,907
UnitedHealth Group, Inc.	3,882	210,560
WellPoint, Inc.	21,736	1,324,157

		13,862,467

Hotels, Restaurants & Leisure 1.7%
Darden Restaurants, Inc.	38,757	1,746,778
International Game Technology	140,269	1,987,612
McDonald’s Corp.	14,862	1,310,977
Starwood Hotels & Resorts Worldwide, Inc.	6,707	384,713
Wyndham Worldwide Corp.	37,180	1,978,348
Wynn Resorts, Ltd.	16,532	1,859,685

		9,268,113

Household Durables 1.3%
Jarden Corp. (a)	14,251	736,777
Leggett & Platt, Inc.	65,127	1,772,757
PulteGroup, Inc. (a)	149,721	2,718,933
Whirlpool Corp.	15,845	1,612,229

		6,840,696

Household Products 1.6%
Energizer Holdings, Inc.	32,421	2,593,031
Procter & Gamble Co. (The)	85,666	5,815,865

		8,408,896

Independent Power Producers & Energy Traders 0.8%
AES Corp. (The)	192,002	2,054,421
NRG Energy, Inc.	94,302	2,168,003

		4,222,424

Industrial Conglomerates 2.1%
3M Co.	14,480	1,344,468
Danaher Corp.	1,641	91,732
♦General Electric Co.	459,048	9,635,417

		11,071,617

Insurance 5.7%
Aflac, Inc.	64,368	3,419,228
Allstate Corp. (The)	78,365	3,147,922
American International Group, Inc. (a)	89,448	3,157,514
Assurant, Inc.	37,164	1,289,591
Berkshire Hathaway, Inc. Class B (a)	49,175	4,410,998
Chubb Corp. (The)	41,829	3,150,560
Everest Re Group, Ltd.	5,912	650,024
Fidelity National Financial, Inc. Class A	109,130	2,570,012
Hartford Financial Services Group, Inc. (The)	58,427	1,311,102
MetLife, Inc.	56,251	1,852,908
Prudential Financial, Inc.	37,452	1,997,315
Travelers Cos., Inc. (The)	48,920	3,513,434

		30,470,608

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-67

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Internet & Catalog Retail 0.7%
Amazon.com, Inc. (a)	5,285	$1,327,275
Expedia, Inc.	23,412	1,438,667
Priceline.com, Inc. (a)	1,885	1,170,962

		3,936,904

Internet Software & Services 3.0%
Akamai Technologies, Inc. (a)	14,671	600,191
AOL, Inc. (a)	17,253	510,861
eBay, Inc. (a)	676	34,489
♦Google, Inc. Class A (a)	14,107	10,007,083
VeriSign, Inc. (a)	66,039	2,563,634
Yahoo!, Inc. (a)	122,824	2,444,198

		16,160,456

IT Services 4.4%
Accenture PLC Class A	61,585	4,095,403
Broadridge Financial Solutions, Inc.	41,799	956,361
Computer Sciences Corp.	37,134	1,487,217
Fidelity National Information Services, Inc.	22,877	796,348
Global Payments, Inc.	14,213	643,849
♦International Business Machines Corp.	56,491	10,820,851
Jack Henry & Associates, Inc.	26,458	1,038,741
NeuStar, Inc. Class A (a)	61,374	2,573,412
Total System Services, Inc.	93	1,992
Visa, Inc. Class A	5,812	880,983

		23,295,157

Machinery 0.9%
Caterpillar, Inc.	58	5,196
Gardner Denver, Inc.	18,247	1,249,919
Illinois Tool Works, Inc.	796	48,405
Ingersoll-Rand PLC	42,546	2,040,506
Parker Hannifin Corp.	2,945	250,502
Terex Corp. (a)	46,117	1,296,349
Timken Co.	912	43,621

		4,934,498

Media 3.7%
Cablevision Systems Corp. Class A	170,728	2,550,676
Cinemark Holdings, Inc.	46,772	1,215,137
Comcast Corp. Class A	174,032	6,505,316
DIRECTV (a)	71,674	3,595,168
Gannett Co., Inc.	141,418	2,546,938
Interpublic Group of Cos., Inc. (The)	748	8,243
Time Warner Cable, Inc.	15,978	1,552,902
Walt Disney Co. (The)	26,143	1,301,660
Washington Post Co. Class B	1,766	644,961

		19,921,001

	Shares	Value

Multi-Utilities 0.4%
DTE Energy Co.	825	$49,541
Public Service Enterprise Group, Inc.	60,021	1,836,643

		1,886,184

Multiline Retail 0.5%
Kohl’s Corp.	29,910	1,285,532
Macy’s, Inc.	36,829	1,437,067

		2,722,599

Oil, Gas & Consumable Fuels 9.3%
♦Chevron Corp.	103,221	11,162,319
ConocoPhillips	91,396	5,300,054
♦ExxonMobil Corp.	216,870	18,770,098
HollyFrontier Corp.	38,376	1,786,403
Marathon Petroleum Corp.	42,351	2,668,113
Occidental Petroleum Corp.	16,161	1,238,094
Phillips 66	67,858	3,603,260
Tesoro Corp.	61,791	2,721,894
Valero Energy Corp.	68,590	2,340,291

		49,590,526

Paper & Forest Products 0.2%
Domtar Corp.	13,214	1,103,633

Pharmaceuticals 5.4%
Bristol-Myers Squibb Co.	112,259	3,658,521
Eli Lilly & Co.	49,975	2,464,767
Forest Laboratories, Inc. (a)	48,851	1,725,417
♦Johnson & Johnson	114,643	8,036,474
Merck & Co., Inc.	126,970	5,198,152
Pfizer, Inc.	313,694	7,867,446

		28,950,777

Professional Services 0.0%‡
Robert Half International, Inc.	34	1,082

Real Estate Investment Trusts 0.5%
American Tower Corp.	32,455	2,507,798

Road & Rail 0.9%
Union Pacific Corp.	37,559	4,721,917

Semiconductors & Semiconductor Equipment 1.1%
Intel Corp.	152,627	3,148,695
Lam Research Corp. (a)	36,265	1,310,254
Micron Technology, Inc. (a)	221,282	1,405,141

		5,864,090

Software 4.5%
BMC Software, Inc. (a)	32,412	1,285,460
CA, Inc.	52,791	1,160,346
♦Microsoft Corp.	356,777	9,536,649

M-68	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software (continued)
Oracle Corp.	230,582	$7,682,992
Symantec Corp. (a)	156,147	2,937,125
Synopsys, Inc. (a)	34,057	1,084,375

		23,686,947

Specialty Retail 4.0%
Abercrombie & Fitch Co. Class A	33,004	1,583,202
American Eagle Outfitters, Inc.	59,723	1,224,919
Chico’s FAS, Inc.	130,062	2,400,945
Foot Locker, Inc.	71,884	2,308,914
GameStop Corp. Class A	50,857	1,276,002
Gap, Inc. (The)	48,147	1,494,483
Home Depot, Inc. (The)	24,741	1,530,231
Lowe’s Cos., Inc.	97,023	3,446,257
O’Reilly Automotive, Inc. (a)	30,813	2,755,298
PetSmart, Inc.	37,354	2,552,772
TJX Cos., Inc.	11,258	477,902

		21,050,925

Textiles, Apparel & Luxury Goods 0.6%
Carter’s, Inc. (a)	23,318	1,297,647
Hanesbrands, Inc. (a)	46,508	1,665,916

		2,963,563

Thrifts & Mortgage Finance 0.0%‡
Hudson City Bancorp, Inc.	9,947	80,869

Tobacco 0.8%
Altria Group, Inc.	11,241	353,192
Philip Morris International, Inc.	44,727	3,740,967

		4,094,159

	Shares	Value

Wireless Telecommunication Services 0.6%
MetroPCS Communications, Inc. (a)	127,909	$1,271,415
Sprint Nextel Corp. (a)	334,203	1,894,931

		3,166,346

Total Common Stocks (Cost $456,844,938)		529,019,703

Exchange Traded Fund 0.5% (b)
S&P 500 Index—SPDR Trust Series 1	18,463	2,631,347

Total Exchange Traded Fund (Cost $2,596,432)		2,631,347

Total Investments (Cost $459,441,370) (c)	100.0%	531,651,050
Other Assets, Less Liabilities	0.0 ‡	2,062
Net Assets	100.0%	$531,653,112

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2012, cost is $466,453,789 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$68,432,865
Gross unrealized depreciation	(3,235,604)

Net unrealized appreciation	$65,197,261

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$529,019,703	$—	$—	$529,019,703
Exchange Traded Fund	2,631,347	—	—	2,631,347

Total Investments in Securities	$531,651,050	$—	$—	$531,651,050

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-69

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $459,441,370)	$531,651,050
Cash	83,248
Receivables:
Investment securities sold	47,812,624
Dividends and interest	500,304
Fund shares sold	47,740
Other assets	404

Total assets	580,095,370

Liabilities
Payables:
Investment securities purchased	47,890,924
Manager (See Note 3)	247,332
Fund shares redeemed	200,099
Shareholder communication	51,158
Professional fees	35,294
NYLIFE Distributors (See Note 3)	12,605
Custodian	4,080
Trustees	766

Total liabilities	48,442,258

Net assets	$531,653,112

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,909
Additional paid-in capital	600,324,766

600,353,675
Undistributed net investment income	9,226,345
Accumulated net realized gain (loss) on investments	(150,136,588)
Net unrealized appreciation (depreciation) on investments	72,209,680

Net assets	$531,653,112

Initial Class
Net assets applicable to outstanding shares	$472,324,235

Shares of beneficial interest outstanding	25,669,217

Net asset value per share outstanding	$18.40

Service Class
Net assets applicable to outstanding shares	$59,328,877

Shares of beneficial interest outstanding	3,240,187

Net asset value per share outstanding	$18.31

M-70	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$12,575,752
Interest	1,290

Total income	12,577,042

Expenses
Manager (See Note 3)	2,892,626
Distribution and service—Service Class (See Note 3)	148,998
Shareholder communication	99,047
Professional fees	61,043
Custodian	27,525
Trustees	14,204
Miscellaneous	18,798

Total expenses	3,262,241

Net investment income (loss)	9,314,801

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	39,816,997
Net change in unrealized appreciation (depreciation) on investments	31,716,272

Net realized and unrealized gain (loss) on investments	71,533,269

Net increase (decrease) in net assets resulting from operations	$80,848,070

(a)	Dividends recorded net of foreign withholding taxes in the amount of $28,297.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-71

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,314,801	$8,471,426
Net realized gain (loss) on investments	39,816,997	35,820,919
Net change in unrealized appreciation (depreciation) on investments	31,716,272	(35,010,452)

Net increase (decrease) in net assets resulting from operations	80,848,070	9,281,893

Dividends to shareholders:
From net investment income:
Initial Class	(7,607,005)	(7,500,653)
Service Class	(821,937)	(759,825)

Total dividends to shareholders	(8,428,942)	(8,260,478)

Capital share transactions:
Net proceeds from sale of shares	21,385,373	28,945,141
Net asset value of shares issued to shareholders in reinvestment of dividends	8,428,942	8,260,478
Cost of shares redeemed	(80,358,416)	(168,860,077)

Increase (decrease) in net assets derived from capital share transactions	(50,544,101)	(131,654,458)

Net increase (decrease) in net assets	21,875,027	(130,633,043)

Net Assets
Beginning of year	509,778,085	640,411,128

End of year	$531,653,112	$509,778,085

Undistributed net investment income at end of year	$9,226,345	$8,466,799

M-72	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$16.02	$16.04	$14.48	$12.06	$23.60

Net investment income (loss)	0.32 (a)	0.25 (a)	0.20 (a)	0.21 (a)	0.22
Net realized and unrealized gain (loss) on investments	2.36	(0.02)	1.60	2.48	(8.72)

Total from investment operations	2.68	0.23	1.80	2.69	(8.50)

Less dividends and distributions:
From net investment income	(0.30)	(0.25)	(0.24)	(0.27)	(0.30)
From net realized gain on investments	—	—	—	—	(2.74)

Total dividends and distributions	(0.30)	(0.25)	(0.24)	(0.27)	(3.04)

Net asset value at end of year	$18.40	$16.02	$16.04	$14.48	$12.06

Total investment return	16.72%	1.57%	12.60%	22.40%	(36.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%	1.45%	1.40%	1.66%	1.44%
Net expenses	0.59%	0.59%	0.61%	0.60%	0.56%
Portfolio turnover rate	132%	102%	107%	100%	111%
Net assets at end of year (in 000’s)	$472,324	$452,849	$574,582	$573,296	$585,158

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$15.94	$15.96	$14.41	$12.00	$23.48

Net investment income (loss)	0.27 (a)	0.21 (a)	0.17 (a)	0.17 (a)	0.23
Net realized and unrealized gain (loss) on investments	2.35	(0.02)	1.59	2.47	(8.72)

Total from investment operations	2.62	0.19	1.76	2.64	(8.49)

Less dividends and distributions:
From net investment income	(0.25)	(0.21)	(0.21)	(0.23)	(0.25)
From net realized gain on investments	—	—	—	—	(2.74)

Total dividends and distributions	(0.25)	(0.21)	(0.21)	(0.23)	(2.99)

Net asset value at end of year	$18.31	$15.94	$15.96	$14.41	$12.00

Total investment return	16.43%	1.31%	12.32%	22.08%	(36.55%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	1.21%	1.15%	1.39%	1.18%
Net expenses	0.84%	0.84%	0.86%	0.85%	0.81%
Portfolio turnover rate	132%	102%	107%	100%	111%
Net assets at end of year (in 000’s)	$59,329	$56,929	$65,829	$62,413	$51,434

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-73

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2012

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	10.69%	4.95%	5.86%	0.84%
Service Class Shares	10.42	4.68	5.60	1.09

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	16.00%	1.66%	3.93%
MSCI EAFE® Index[3]	17.32	–3.69	1.65
Barclays U.S. Aggregate Bond Index[3]	4.22	5.95	5.99
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	8.72	3.57	4.54

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-74	MainStay VP Conservative Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,051.50	$0.15	$1,025.00	$0.15

Service Class Shares	$1,000.00	$1,050.20	$1.44	$1,023.70	$1.42

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	M-75

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-80 for specific holdings within these categories.

M-76	MainStay VP Conservative Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its peers and its benchmarks during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Conservative Allocation Portfolio returned 10.69% for Initial Class shares and 10.42% for Service Class shares. Over the same period, both share classes outperformed the 8.72% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio and underperformed the 16.00% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. For the 12 months ended December 31, 2012, both share classes underperformed the 17.32% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio. Over the same period, both share classes outperformed the 4.22% return of the Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds” that invests primarily in other MainStay Portfolios and other Funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. This difference—particularly the Portfolio’s significant allocation to Underlying Portfolios/Funds that invest in fixed-income securities—accounted for many of the challenges the Portfolio experienced in terms of relative performance compared to the S&P 500® Index.

Our effort to manage the risk posture of the Portfolio by adjusting its mix of stocks and bonds contributed positively to the Portfolio’s relative performance. Within the allocation ranges outlined in the Prospectus, the Portfolio at times adopted a small bias in favor of Underlying Portfolios/Funds that invest in stocks over Underlying Portfolios/Funds that invest in bonds. This bias was used early in the reporting period, early in the summer and near year-end, and the bias was beneficial each time. Persistent exposure to lower-quality bonds and loans also boosted returns, although efforts to lower the Portfolio’s sensitivity to interest rates by investing in Underlying Portfolios/Funds that held shorter-maturity instruments detracted slightly, as interest rates fell to levels we did not anticipate.

Among the Underlying Portfolios/Funds in which the Portfolio invested, results were mixed. Several fared quite well relative to their respective peers and benchmarks. Among these were MainStay VP Flexible Bond Opportunities Portfolio and MainStay 130/30 International Fund. Other substantial holdings experienced challenges. Among these were MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All

Cap Fund and MainStay VP High Yield Corporate Bond Portfolio. While asset-class positioning generally added to the Portfolio’s returns, some returns among the Underlying Portfolios/Funds detracted moderately from the Portfolio’s relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio’s blend of stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. In the equity portion of the Portfolio, we placed a mild emphasis on two themes. First, we viewed Underlying Portfolios/Funds that invest in large-capitalization stocks favorably in relation to Underlying Portfolios/Funds

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-77

that invest in small-cap stocks. We adopted this positioning because we believed that large-cap stocks were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Portfolios/Funds that invest in U.S. stocks over Underlying Portfolios/Funds that invest in stocks of other developed markets. Both of these position-ing strategies contributed positively to the Portfolio’s returns during the first half of the year, but surrendered their gains in the second half. The result was relatively neutral for the year as a whole.

The fixed-income portion of the Portfolio had a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Portfolio heavily toward Underlying Portfolios/Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accumulating cash and controlling operating costs. In our opinion, if corporate default rates remain low for the next few years, investors are likely to find the yields available on corporate bonds attractive relative to the yields available on U.S. Treasury instruments. The Portfolio’s credit exposure had a positive influence on relative results, but interest rates have not yet moved in the direction we anticipated.

How did the Portfolio’s allocations change over the course of the reporting period?

In the equity portion of the Portfolio, the primary allocation changes came as several new options were introduced to the pool of eligible investments. We established new positions in MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio, with funding coming from a variety of sources, including selling shares of MainStay ICAP Equity Fund and MainStay Epoch U.S. All Cap Fund. We also materially increased the Portfolio’s holdings of MainStay VP S&P 500® Index Portfolio and MainStay VP Large Cap Growth Portfolio.

As of December 31, 2012, the Portfolio was in the process of exiting positions in certain Underlying Portfolios/Funds that occupy specialized segments of the investable universe. Among these were MainStay Epoch International Small Cap Fund and MainStay VP

Convertible Portfolio. In our opinion, the risk-adjusted return potential of these Underlying Portfolios/Funds has become less compelling than it was in previous periods.

In the fixed-income portion of the Portfolio, we emphasized two general themes. First, we sought to reduce exposure to the lowest-quality credits. This led us to cut the Portfolio’s holdings of MainStay VP Flexible Bond Opportunities Portfolio in half while shifting some of the proceeds into the MainStay VP Bond Portfolio. While we believed that government bonds represented a very poor value proposition, we were also wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we believed that emphasizing the middle of the quality spectrum would be a prudent strategy. Second, we shortened the Portfolio’s duration in an effort to reduce the Portfolio’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Portfolio’s position in MainStay VP Floating Rate Portfolio. With the same goal in mind, we also established a position in the new MainStay Short Duration High Yield Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, MainStay International Opportunities Fund (formerly MainStay 130/30 International Fund) had the highest return for 2012, followed by MainStay VP International Equity Portfolio and MainStay Epoch International Small Cap Fund. Although all Underlying Equity Portfolios/Funds in which the Portfolio invested generated positive returns for the reporting period, the lowest total returns came from MainStay Epoch U.S. All Cap Fund and MainStay VP U.S. Small Cap Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s equity performance came from MainStay U.S. Opportunities Fund (formerly MainStay 130/30 Core Fund) and MainStay MAP Fund. (Contributions take weightings and total returns into account.) The weakest

M-78	MainStay VP Conservative Allocation Portfolio

equity contributions came from MainStay VP Eagle Small Cap Growth Portfolio and MainStay Marketfield Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Portfolios/Funds.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets during 2012. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “Operation Twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.4 These moves proved detrimental to relative performance to the extent that the Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads5 that benefited the Portfolio on a larger scale.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Over the course of 2012, high-yield debt generally provided strong results. Over the same period, cash and short-duration bonds issued by the governments of developed nations provided comparatively weak returns.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

The largest contribution to the Portfolio’s fixed-income performance came from a very large position in MainStay VP Bond Portfolio. This was followed by a smaller position in MainStay VP Flexible Bond Opportunities Portfolio. While all of the Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested provided positive total returns for 2012, the smallest contributions came from MainStay VP Cash Management Portfolio followed by a small position in MainStay VP Convertible Portfolio.

4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” usually refers to the yield spread between credit securities and comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-79

Portfolio of Investments December 31, 2012

	Shares	Value
Affiliated Investment Companies 99.8%†
Equity Funds 43.8%
MainStay 130/30 Core Fund Class I (a)	6,808,715	$53,380,327
MainStay 130/30 International Fund Class I	1,270,370	9,006,926
MainStay Epoch International Small Cap Fund Class I	3,600	66,425
MainStay Epoch U.S. All Cap Fund Class I	528,008	11,716,488
MainStay ICAP Equity Fund Class I	518,173	20,965,276
MainStay ICAP International Fund Class I	218,754	6,584,489
MainStay MAP Fund Class I	1,886,636	66,673,707
MainStay Marketfield Fund Class I	173,698	2,751,369
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)(b)	1,356,335	13,723,549
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	41,509	414,877
MainStay VP ICAP Select Equity Portfolio Initial Class	90,467	1,244,582
MainStay VP International Equity Portfolio Initial Class	241,146	2,926,784
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	3,691,241	62,295,646
MainStay VP Mid Cap Core Portfolio Initial Class	1,786	21,845
MainStay VP S&P 500 Index Portfolio Initial Class	792,793	22,937,076
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)(b)	2,629,488	28,365,137
MainStay VP U.S. Small Cap Portfolio Initial Class	26,930	270,982

Total Equity Funds (Cost $287,586,789)		303,345,485

Fixed Income Funds 56.0%
MainStay High Yield Opportunities Fund Class I	638,844	7,749,183
MainStay Intermediate Term Bond Fund Class I	2,392,127	26,528,685
MainStay Short Duration High Yield Fund Class I (a)	223,644	2,225,259
MainStay VP Bond Portfolio Initial Class (a)	14,069,291	207,933,402
MainStay VP Cash Management Portfolio Initial Class	11,385,595	11,385,333
MainStay VP Convertible Portfolio Initial Class	93,210	1,090,175
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	3,294,099	33,982,922
MainStay VP Floating Rate Portfolio Initial Class (a)	8,291,842	77,264,932

	Shares	Value
Fixed Income Funds (continued)
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,951,078	$19,881,239

Total Fixed Income Funds (Cost $384,269,747)		388,041,130

Total Investments (Cost $671,856,536) (c)	99.8%	691,386,615
Other Assets, Less Liabilities	0.2	1,598,579
Net Assets	100.0%	$692,985,194

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2012, cost is $672,972,251 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$20,587,824
Gross unrealized depreciation	(2,173,460)

Net unrealized appreciation	$18,414,364

M-80	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$303,345,485	$—	$—	$303,345,485
Fixed Income Funds	388,041,130	—	—	388,041,130

Total Investments	$691,386,615	$—	$—	$691,386,615

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-81

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $671,856,536)	$691,386,615
Receivables:
Fund shares sold	2,348,833
Investment securities sold	1,101,667
Other assets	2,883

Total assets	694,839,998

Liabilities
Payables:
Investment securities purchased	1,380,475
Fund shares redeemed	251,685
NYLIFE Distributors (See Note 3)	142,242
Shareholder communication	53,849
Professional fees	24,916
Trustees	977
Custodian	660

Total liabilities	1,854,804

Net assets	$692,985,194

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,055
Additional paid-in capital	659,476,957

659,537,012
Undistributed net investment income	18,733,977
Accumulated net realized gain (loss) on investments	(4,815,874)
Net unrealized appreciation (depreciation) on investments	19,530,079

Net assets	$692,985,194

Initial Class
Net assets applicable to outstanding shares	$12,865,930

Shares of beneficial interest outstanding	1,106,981

Net asset value per share outstanding	$11.62

Service Class
Net assets applicable to outstanding shares	$680,119,264

Shares of beneficial interest outstanding	58,948,334

Net asset value per share outstanding	$11.54

M-82	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$14,516,922

Expenses
Distribution and service—Service Class (See Note 3)	1,514,103
Shareholder communication	105,855
Professional fees	49,780
Trustees	16,282
Custodian	4,355
Miscellaneous	17,329

Total expenses	1,707,704

Net investment income (loss)	12,809,218

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	16,237,983
Realized capital gain distributions from affiliated investment companies	11,678,543

Net realized gain (loss) on investments from affiliated investment companies	27,916,526

Net change in unrealized appreciation (depreciation) on investments	18,395,516

Net realized and unrealized gain (loss) on investments	46,312,042

Net increase (decrease) in net assets resulting from operations	$59,121,260

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-83

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,809,218	$10,601,971
Net realized gain (loss) on investments from affiliated investment companies transactions	27,916,526	36,969,625
Net change in unrealized appreciation (depreciation) on investments	18,395,516	(36,055,223)

Net increase (decrease) in net assets resulting from operations	59,121,260	11,516,373

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(248,049)	(190,473)
Service Class	(12,331,529)	(10,069,305)

	(12,579,578)	(10,259,778)

From net realized gain on investments:
Initial Class	(656,622)	(34,457)
Service Class	(35,735,731)	(1,976,098)

	(36,392,353)	(2,010,555)

Total dividends and distributions to shareholders	(48,971,931)	(12,270,333)

Capital share transactions:
Net proceeds from sale of shares	172,763,242	172,204,839
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	48,971,931	12,270,333
Cost of shares redeemed	(67,159,137)	(71,822,389)

Increase (decrease) in net assets derived from capital share transactions	154,576,036	112,652,783

Net increase (decrease) in net assets	164,725,365	111,898,823

Net Assets
Beginning of year	528,259,829	416,361,006

End of year	$692,985,194	$528,259,829

Undistributed net investment income at end of year	$18,733,977	$12,579,553

M-84	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.35	$11.34	$10.37	$8.89	$11.01

Net investment income (loss) (a)	0.28	0.28	0.29	0.34	0.32
Net realized and unrealized gain (loss) on investments	0.93	0.03	0.95	1.63	(2.35)

Total from investment operations	1.21	0.31	1.24	1.97	(2.03)

Less dividends and distributions:
From net investment income	(0.26)	(0.25)	(0.27)	(0.31)	(0.01)
From net realized gain on investments	(0.68)	(0.05)	—	(0.18)	(0.08)

Total dividends and distributions	(0.94)	(0.30)	(0.27)	(0.49)	(0.09)

Net asset value at end of year	$11.62	$11.35	$11.34	$10.37	$8.89

Total investment return	10.69%	2.90%	12.03%	22.28%	(18.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%	2.44%	2.66%	3.54%	3.16%
Net expenses (b)	0.03%	0.04%	0.05%	0.05%	0.06%
Portfolio turnover rate	53%	62%	26%	38%	44%
Net assets at end of year (in 000’s)	$12,866	$9,472	$8,123	$6,827	$3,984

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.28	$11.28	$10.33	$8.86	$10.99

Net investment income (loss) (a)	0.24	0.25	0.27	0.33	0.30
Net realized and unrealized gain (loss) on investments	0.93	0.03	0.94	1.61	(2.35)

Total from investment operations	1.17	0.28	1.21	1.94	(2.05)

Less dividends and distributions:
From net investment income	(0.23)	(0.23)	(0.26)	(0.29)	(0.00)‡
From net realized gain on investments	(0.68)	(0.05)	—	(0.18)	(0.08)

Total dividends and distributions	(0.91)	(0.28)	(0.26)	(0.47)	(0.08)

Net asset value at end of year	$11.54	$11.28	$11.28	$10.33	$8.86

Total investment return	10.42%	2.65%	11.75%	21.93%	(18.62%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	2.23%	2.47%	3.39%	2.95%
Net expenses (b)	0.28%	0.29%	0.30%	0.30%	0.31%
Portfolio turnover rate	53%	62%	26%	38%	44%
Net assets at end of year (in 000’s)	$680,119	$518,788	$408,238	$291,307	$209,443

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-85

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	9.13%	3.25%	7.48%	0.65%
Service Class Shares[3]	8.86	3.00	7.22	0.90

Benchmark Performance	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertible Index[4]	14.96%	4.06%	7.31%
Average Lipper Convertible Securities Fund[5]	11.05	2.50	6.87

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.48% for Initial Class shares and 7.21% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-86	MainStay VP Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,047.50	$3.29	$1,021.90	$3.25

Service Class Shares	$1,000.00	$1,046.10	$4.58	$1,020.70	$4.52

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-87

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-91 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Apache Corp., 6.00%

2.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), 1.50%, due 6/25/15

3.	Gilead Sciences, Inc., 1.00%, due 5/1/14

4.	Stanley Black & Decker, Inc., 4.75%

5.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26
6.	Salix Pharmaceuticals, Ltd., 1.50%–2.75%, due 5/15/15–3/15/19

7.	EMC Corp., 1.75%, due 12/1/13

8.	Danaher Corp., (zero coupon) , due 1/22/21

9.	United Technologies Corp., 7.50%

10.	Jarden Corp., 1.875%, due 9/15/18

M-88	MainStay VP Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its peers and its benchmark for the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Convertible Portfolio returned 9.13% for Initial Class shares and 8.86% for Service Class shares. Both share classes underperformed the 11.05% return of the average Lipper1 Convertible Securities Fund and the 14.96% return of the Bank of America Merrill Lynch All U.S. Convertible Index1 for the 12 months ended December 31, 2012. The Bank of America Merrill Lynch All U.S. Convertible Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to its benchmark was negatively affected by sector allocation. The Portfolio held overweight positions in the materials and energy sectors, two of the poorest-performing sectors within the convertible bond universe. In addition, the Portfolio held a significantly underweight position in the financial sector, which was one of the best-performing convertible bond sectors. The Portfolio’s focus on “balanced” convertible securi- ties left the Portfolio underweight among several “busted”2 financial convertible preferred securities with large weightings in the Bank of America Merrill Lynch All U.S. Convertible Index. These securities were strong performers in 2012, as investors bid up the prices of securities that offered investors relatively high income yields.

What was the Portfolio’s duration3 strategy during the reporting period?

Because convertible securities are tied to the value of underlying stocks, duration is not a key consideration in the management of the Portfolio. During the reporting period the Portfolio’s duration remained relatively in line with that of the Bank of America Merrill Lynch All U.S. Convertible Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Our investment focus is driven by a bottom-up approach. Our process involves finding well-managed companies with strong fundamental businesses, strong balance sheets and cash flow, and an associated convertible security that offers meaningful upside participation with the company’s common stock and a measure of downside protection.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance, and which market segments were particularly weak?

The Portfolio’s strongest positive industry contrib-utor in 2012 was biotechnology. (Contributions take weightings and total returns into account.) The Portfolio had numerous solid performers in this group, including Gilead Sciences, Biomarin Pharmaceutical, Incyte and Amarin Corp. Gilead Sciences was the Portfolio’s leading contributor, as the company reported positive results in several trials for its hepatitis C treatment. A successful launch of a hepatitis C treatment would reduce the company’s dependency on its HIV drug sales, some of which lose patent protection within the next five years. Another strong industry was home building, as the convertible bond holding of Lennar was the second-best-contributing security in the Portfolio. Lennar and home builders in general did very well in 2012, as investors were relieved to a see a rise in new home sales and housing starts—and an increase in home prices in most housing markets in the United States.

During 2012, the Portfolio’s weakest industry contribution came from energy exploration & production. The industry was hurt by a steep drop in the price of natural gas in the United States. The warmest winter on record reduced demand for the heating fuel. The convertible preferred shares of Chesapeake Energy and convertible bonds of SM Energy were hurt by declining natural gas prices. In addition, the convertible preferred shares of Apache declined in part because of political turmoil in Egypt, where the company has approximately twenty percent of its oil and gas assets. The second-worst-performing sector in the Portfolio was materials. The Portfolio’s investments in several metals & mining companies suffered because of investor concerns that a slowdown in Chinese demand might result in lower prices and lower profits for companies in the sector.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	A “busted” convertible security is one that is trading well below its conversion value. In light of the large gap between the current value of the underlying stock and the conversion value, the convertible security may tend to trade much like a nonconvertible security.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-89

Did the Portfolio make any significant purchases or sales during the reporting period?

In 2012, we purchased relatively large positions in the convertible bonds of industrial conglomerate Danaher and consumer products company Jarden. We initiated the position in Danaher because we believe that the company’s industrial businesses are likely to see increased demand. In addition, the company has a strong balance sheet and generates significant free cash flow. We purchased the convertible bonds of Jarden after the initial public offering of the securities. The company has a strong lineup of well-known consumer brands such as Coleman, Sunbeam and First Alert. Jarden also generates excess cash flow.

During the year, we sold the convertible bonds of pharmaceutical company Amarin, following the company’s announcement that it would be hiring a sales force to market its leading drug candidate for the treatment of high triglycerides. Investors expected the company to partner with a larger pharmaceutical firm rather than market its drug on its own. We also sold the common shares of Valeant Pharmaceuticals International after the company called its convertible bonds and gave holders common shares in return.

How did the Portfolio’s sector weightings change over the course of the reporting period?

The only significant weighting change was the decrease in the Portfolio’s allocation to health care. We sold Portfolio positions in several biotechnology companies and trimmed several holdings that had increased in size during the year because of appreciation. Some of the proceeds from these sales were added to holdings in the industrials and consumer sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio maintained overweight positions in the energy and materials sectors. As of the same date, the Portfolio held a neutral weight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in information technology and health care. As of December 31, 2012, the Portfolio held underweight positions in the financials and utilities sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-90	MainStay VP Convertible Portfolio

Portfolio of Investments December 31, 2012

	Principal Amount	Value
Convertible Securities 89.9%† Convertible Bonds 72.9%
Aerospace & Defense 1.0%
GenCorp, Inc. 4.063%, due 12/31/39	$2,044,000	$2,519,230
Kaman Corp. 3.25%, due 11/15/17 (a)	1,783,000	2,248,809

		4,768,039

Airlines 0.8%
Continental Airlines, Inc. 4.50%, due 1/15/15	2,495,000	3,611,513

Apparel 0.6%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (a)	2,807,000	2,921,034

Auto Manufacturers 1.2%
Wabash National Corp. 3.375%, due 5/1/18	5,075,000	5,645,937

Biotechnology 5.4%
Amgen, Inc. 0.375%, due 2/1/13	6,777,000	7,619,889
♦Gilead Sciences, Inc. 1.00%, due 5/1/14	6,792,000	11,138,880
InterMune, Inc. 2.50%, due 9/15/18	4,195,000	3,300,941
Medicines Co. (The) 1.375%, due 6/1/17 (a)	2,787,000	3,065,700

		25,125,410

Coal 1.8%
Peabody Energy Corp. 4.75%, due 12/15/66	8,441,000	8,171,943

Commercial Services 1.5%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	1,809,000	3,679,054
Sotheby’s 3.125%, due 6/15/13	2,844,000	3,087,517

		6,766,571

Computers 3.6%
♦EMC Corp. 1.75%, due 12/1/13	5,943,000	9,490,258
Mentor Graphics Corp. 4.00%, due 4/1/31	1,251,000	1,476,962
Quantum Corp. 3.50%, due 11/15/15	2,009,000	1,844,513

	Principal Amount	Value
Computers (continued)
SanDisk Corp. 1.50%, due 8/15/17	$3,575,000	$4,164,875

		16,976,608

Distribution & Wholesale 0.7%
WESCO International, Inc. 6.00%, due 9/15/29	1,389,000	3,448,193

Diversified Financial Services 1.3%
Air Lease Corp. 3.875%, due 12/1/18 (a)	5,596,000	6,082,152

Entertainment 0.9%
International Game Technology 3.25%, due 5/1/14	4,176,000	4,376,970

Environmental Controls 1.8%
Covanta Holding Corp. 3.25%, due 6/1/14	6,760,000	8,200,725

Health Care—Products 4.7%
China Medical Technologies, Inc. 4.00%, due 8/15/13 (b)(c)	7,607,000	361,332
Hologic, Inc. 2.00%, due 3/1/42 (d)	5,246,000	5,229,606
Insulet Corp. 3.75%, due 6/15/16	4,145,000	4,520,641
Teleflex, Inc. 3.875%, due 8/1/17	5,964,000	7,671,195
Wright Medical Group, Inc. 2.00%, due 8/15/17 (a)	3,663,000	3,887,359

		21,670,133

Health Care—Services 1.1%
WellPoint, Inc. 2.75%, due 10/15/42 (a)	4,852,000	5,243,193

Home Builders 1.5%
Lennar Corp. 3.25%, due 11/15/21 (a)	3,866,000	6,953,967

Household Products & Wares 2.0%
♦Jarden Corp. 1.875%, due 9/15/18 (a)	9,099,000	9,252,546

Insurance 1.0%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	4,172,000	4,836,913

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-91

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Internet 2.2%
At Home Corp. 4.75%, due 12/31/49 (b)(c)(e)(f)	$2,335,418	$234
Dealertrack Technologies, Inc. 1.50%, due 3/15/17 (a)	2,738,000	2,903,991
VeriSign, Inc. 3.25%, due 8/15/37	5,662,000	7,169,507

		10,073,732

Investment Company 1.0%
Ares Capital Corp. 4.875%, due 3/15/17 (a)	4,436,000	4,605,123

Iron & Steel 1.8%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	7,863,000	8,605,071

Lodging 0.8%
MGM Resorts International 4.25%, due 4/15/15	3,544,000	3,758,855

Machinery—Diversified 1.1%
Chart Industries, Inc. 2.00%, due 8/1/18	4,052,000	5,011,818

Miscellaneous—Manufacturing 2.7%
♦Danaher Corp. (zero coupon), due 1/22/21	5,805,000	9,462,150
Textron, Inc. 4.50%, due 5/1/13	1,681,000	3,190,748

		12,652,898

Oil & Gas Services 6.5%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	4,923,000	5,830,678
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19 (a)	2,525,000	2,550,250
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) 1.50%, due 6/25/15 (a)(h)	11,715,347	14,528,202
SEACOR Holdings, Inc. 2.50%, due 12/15/27 (a)	1,751,000	1,792,586
Subsea 7 S.A. 3.50%, due 10/13/14	3,700,000	5,649,900

		30,351,616

Pharmaceuticals 9.9%
Akorn, Inc. 3.50%, due 6/1/16	3,185,000	5,344,828
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	1,911,000	4,723,753

	Principal Amount	Value
Pharmaceuticals (continued)
Medivation, Inc. 2.625%, due 4/1/17	$4,827,000	$6,193,645
Mylan, Inc. 3.75%, due 9/15/15	2,793,000	5,950,836
Omnicare, Inc. 3.75%, due 12/15/25	2,964,000	4,383,015
♦Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19 (a)	3,147,000	3,046,689
2.75%, due 5/15/15	5,799,000	6,661,601
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	9,464,000	9,712,430

		46,016,797

Real Estate Investment Trusts 2.8%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	4,322,000	5,659,119
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	6,391,000	7,193,869

		12,852,988

Retail 0.8%
Coinstar, Inc. 4.00%, due 9/1/14	2,746,000	3,901,036

Semiconductors 5.9%
Lam Research Corp. 1.25%, due 5/15/18	2,560,000	2,542,400
Microchip Technology, Inc. 2.125%, due 12/15/37	4,617,000	5,852,048
Micron Technology, Inc. 3.125%, due 5/1/32 (a)	6,374,000	6,238,552
Novellus Systems, Inc. 2.625%, due 5/15/41	3,756,000	4,695,000
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	3,712,000	3,974,160
Xilinx, Inc. 2.625%, due 6/15/17	2,968,000	4,055,030

		27,357,190

Software 2.4%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	1,050,000	1,171,406
Microsoft Corp. (zero coupon), due 6/15/13 (a)	5,171,000	5,200,087
Nuance Communications, Inc. 2.75%, due 11/1/31	4,299,000	4,688,597

		11,060,090

Telecommunications 3.5%
Anixter International, Inc. 1.00%, due 2/15/13	3,522,000	4,037,092

M-92	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Telecommunications (continued)
Ciena Corp. 4.00%, due 12/15/20	$4,927,000	$5,662,971
SBA Communications Corp. 1.875%, due 5/1/13	775,000	1,320,891
4.00%, due 10/1/14	2,260,000	5,354,787

		16,375,741

Transportation 0.6%
XPO Logistics, Inc. 4.50%, due 10/1/17	2,486,000	2,969,216

Total Convertible Bonds (Cost $322,230,315)		339,644,018

	Shares
Convertible Preferred Stocks 17.0%
Aerospace & Defense 2.0%
♦United Technologies Corp. 7.50%	168,500	9,387,135

Auto Manufacturers 1.3%
General Motors Co. 4.75%	136,200	6,010,506

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. (The) 5.88%	57,600	2,719,296

Electric 0.8%
PPL Corp. 9.50%	68,500	3,583,235

Hand & Machine Tools 2.1%
♦Stanley Black & Decker, Inc. 4.75%	83,400	10,068,048

Insurance 2.0%
Hartford Financial Services Group, Inc. 7.25%	73,300	1,513,645
MetLife, Inc. 5.00%	174,400	7,755,568

		9,269,213

Media 1.4%
Nielsen Holdings N.V. 6.25%	115,400	6,509,276

	Shares	Value
Oil & Gas 5.6%
♦Apache Corp. 6.00%	333,000	$15,218,100
Energy XXI Bermuda, Ltd. 5.63%	19,700	6,888,844
Sanchez Energy Corp. (a) 4.88%	48,100	2,367,342
SandRidge Energy, Inc. 7.00%	13,800	1,424,160

		25,898,446

Pharmaceuticals 0.9%
Omnicare Capital Trust II 4.00%	84,000	4,037,880

Real Estate Investment Trusts 0.3%
Health Care REIT, Inc. 6.50%	26,800	1,532,692

Total Convertible Preferred Stocks (Cost $80,246,793)		79,015,727

Total Convertible Securities (Cost $402,477,108)		418,659,745

Common Stocks 7.6%
Auto Manufacturers 0.0%‡
General Motors Co. (g)	1,638	47,224

Banks 1.1%
Citigroup, Inc.	128,171	5,070,451

Electronics 0.0%‡
TTM Technologies, Inc. (g)	15,700	144,440

Entertainment 0.1%
International Game Technology	36,200	512,954

Internet 1.0%
Symantec Corp. (g)	154,300	2,902,383
TIBCO Software, Inc. (g)	73,482	1,617,339

		4,519,722

Lodging 0.4%
MGM Resorts International (g)	166,800	1,941,552

Oil & Gas 0.3%
Ensco PLC Class A	19,000	1,126,320
Forest Oil Corp. (g)	26,200	175,278

		1,301,598

Oil & Gas Services 2.0%
Baker Hughes, Inc.	75,000	3,063,000
Halliburton Co.	73,392	2,545,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-93

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Oil & Gas Services (continued)
ION Geophysical Corp. (g)	360,900	$2,349,459
Schlumberger, Ltd.	22,000	1,524,380

		9,482,807

Pharmaceuticals 1.7%
Merck & Co., Inc.	135,553	5,549,540
Valeant Pharmaceuticals International, Inc. (g)	40,200	2,402,754

		7,952,294

Semiconductors 0.3%
Microchip Technology, Inc.	36,900	1,202,571

Software 0.2%
QLIK Technologies, Inc. (g)	52,300	1,135,956

Transportation 0.5%
Tidewater, Inc.	49,600	2,216,128

Total Common Stocks (Cost $37,061,835)		35,527,697

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (g)	634	12,363
Strike Price $18.33 Expires 7/10/19 (g)	634	7,918

Total Warrants (Cost $569)		20,281

	Principal Amount
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $10,191,168 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $10,355,000 and a Market Value of $10,398,667)	$10,191,162	10,191,162
Total Short-Term Investment (Cost $10,191,162)		10,191,162

Total Investments (Cost $449,730,674) (i)	99.7%	464,398,885
Other Assets, Less Liabilities	0.3	1,190,439
Net Assets	100.0%	$465,589,324
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Issue in default.

(c)	Illiquid security. The total market value of these securities as of December 31, 2012 is $361,566, which represents 0.1% of the Portfolio’s net assets.

(d)	Step coupon. Rate shown is the rate in effect as of December 31, 2012.

(e)	Restricted security.

(f)	Fair valued security. The total market value of this security as of December 31, 2012 is $234, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(g)	Non-income producing security.

(h)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 3.1% of the Portfolio’s net assets.

(i)	As of December 31, 2012, cost is $452,208,117 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$31,756,585
Gross unrealized depreciation	(19,565,817)

Net unrealized appreciation	$12,190,768

M-94	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$339,643,784	$234	$339,644,018
Convertible Preferred Stocks	79,015,727	—	—	79,015,727

Total Convertible Securities	79,015,727	339,643,784	234	418,659,745

Common Stocks	35,527,697	—	—	35,527,697
Warrants	20,281	—	—	20,281
Short-Term Investment
Repurchase Agreement	—	10,191,162	—	10,191,162

Total Investments in Securities	$114,563,705	$349,834,946	$234	$464,398,885

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)The	Level 3 security valued at $234 is held in Internet within the Convertible Bonds Section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012 (a)
Convertible Bonds
Internet	$234	$—	$—	$—	$—	$—	$—	$—	$234	$—
Common Stocks
Auto Manufacturers	2,901	—	—	(2,711)	—	(190)	—	—	—	—

Total	$3,135	$—	$—	$(2,711)	$—	$(190)	$—	$—	$234	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on Investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-95

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $449,730,674)	$464,398,885
Receivables:
Dividends and interest	1,710,746
Fund shares sold	227,208
Other assets	467

Total assets	466,337,306

Liabilities
Due to custodian	41,749
Payables:
Fund shares redeemed	316,679
Manager (See Note 3)	236,801
NYLIFE Distributors (See Note 3)	66,804
Professional fees	45,561
Shareholder communication	38,328
Custodian	1,390
Trustees	670

Total liabilities	747,982

Net assets	$465,589,324

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,998
Additional paid-in capital	409,671,772

409,711,770
Undistributed net investment income	10,881,954
Accumulated net realized gain (loss) on investments	30,327,389
Net unrealized appreciation (depreciation) on investments	14,668,211

Net assets	$465,589,324

Initial Class
Net assets applicable to outstanding shares	$149,652,555

Shares of beneficial interest outstanding	12,795,361

Net asset value per share outstanding	$11.70

Service Class
Net assets applicable to outstanding shares	$315,936,769

Shares of beneficial interest outstanding	27,202,383

Net asset value per share outstanding	$11.61

M-96	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Interest	$9,416,379
Dividends (a)	4,190,685

Total income	13,607,064

Expenses
Manager (See Note 3)	2,951,473
Distribution and service—Service Class (See Note 3)	806,185
Professional fees	86,940
Shareholder communication	78,725
Trustees	13,209
Custodian	9,704
Miscellaneous	18,295

Total expenses	3,964,531

Net investment income (loss)	9,642,533

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	35,123,856
Net change in unrealized appreciation (depreciation) on investments	(2,613,515)

Net realized and unrealized gain (loss) on investments	32,510,341

Net increase (decrease) in net assets resulting from operations	$42,152,874

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,740.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-97

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,642,533	$12,226,774
Net realized gain (loss) on investments	35,123,856	13,617,387
Net change in unrealized appreciation (depreciation) on investments	(2,613,515)	(52,996,141)

Net increase (decrease) in net assets resulting from operations	42,152,874	(27,151,980)

Dividends and distributions to shareholders: From net investment income:
Initial Class	(4,737,544)	(4,471,908)
Service Class	(8,770,757)	(7,427,112)

	(13,508,301)	(11,899,020)

From net realized gain on investments:
Initial Class	(601,018)	—
Service Class	(1,214,005)	—

	(1,815,023)	—

Total dividends and distributions to shareholders	(15,323,324)	(11,899,020)

Capital share transactions:
Net proceeds from sale of shares	33,317,960	84,690,779
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,323,324	11,899,020
Cost of shares redeemed	(98,417,389)	(105,153,783)

Increase (decrease) in net assets derived from capital share transactions	(49,776,105)	(8,563,984)

Net increase (decrease) in net assets	(22,946,555)	(47,614,984)

Net Assets
Beginning of year	488,535,879	536,150,863

End of year	$465,589,324	$488,535,879

Undistributed net investment income at end of year	$10,881,954	$11,760,265

M-98	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.09	$11.96	$10.45	$7.29	$13.98

Net investment income (loss)	0.25 (a)	0.29 (a)	0.30 (a)	0.38 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.75	(0.88)	1.53	2.98	(5.13)

Total from investment operations	1.00	(0.59)	1.83	3.36	(4.86)

Less dividends and distributions:
From net investment income	(0.35)	(0.28)	(0.32)	(0.20)	(0.27)
From net realized gain on investments	(0.04)	—	—	—	(1.56)

Total dividends and distributions	(0.39)	(0.28)	(0.32)	(0.20)	(1.83)

Net asset value at end of year	$11.70	$11.09	$11.96	$10.45	$7.29

Total investment return	9.13%	(4.75%)	17.86%	46.08%	(34.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12%	2.43%	2.77%	4.30%	2.32%
Net expenses	0.64%	0.65%	0.66%	0.66%	0.65%
Portfolio turnover rate	69%	80%	83%	73%	107%
Net assets at end of year (in 000’s)	$149,653	$173,777	$223,633	$181,366	$135,743

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.01	$11.89	$10.39	$7.26	$13.92

Net investment income (loss)	0.22 (a)	0.26 (a)	0.27 (a)	0.36 (a)	0.25
Net realized and unrealized gain (loss) on investments	0.74	(0.88)	1.53	2.95	(5.11)

Total from investment operations	0.96	(0.62)	1.80	3.31	(4.86)

Less dividends and distributions:
From net investment income	(0.32)	(0.26)	(0.30)	(0.18)	(0.24)
From net realized gain on investments	(0.04)	—	—	—	(1.56)

Total dividends and distributions	(0.36)	(0.26)	(0.30)	(0.18)	(1.80)

Net asset value at end of year	$11.61	$11.01	$11.89	$10.39	$7.26

Total investment return	8.86%	(4.99%)	17.56%	45.71%	(34.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%	2.19%	2.52%	4.03%	2.12%
Net expenses	0.89%	0.90%	0.91%	0.91%	0.90%
Portfolio turnover rate	69%	80%	83%	73%	107%
Net assets at end of year (in 000’s)	$315,937	$314,759	$312,518	$227,463	$121,201

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-99

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended December 31, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	1.18%	1.37%
Service Class Shares	0.96	1.62

Benchmark Performance	Since Inception (2/17/12)
MSCI Emerging Markets Index[3]	1.81%
Average Lipper Variable Products Emerging Markets Portfolio[4]	1.07

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-100	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2012, to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below

provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,147.60	$7.72	$1,017.90	$7.25

Service Class Shares	$1,000.00	$1,146.20	$9.06	$1,016.70	$8.52

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.43% for Initial Class and 1.68% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-101

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-106 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Gazprom OAO, Sponsored ADR

2.	China Mobile, Ltd.

3.	Shinhan Financial Group Co., Ltd.

4.	ABSA Group, Ltd.

5.	Reliance Industries, Ltd., Sponsored GDR
6.	Vale S.A.

7.	PetroChina Co., Ltd. Class H

8.	Cia Cervecerias Unidas S.A.

9.	BanColombia S.A.

10.	China Petroleum & Chemical Corp. Class H

M-102	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Karen Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall and Henry F. Gray of Dimensional Fund Advisors LP (“DFA”), which is a Subadvisor of the Portfolio and portfolio manager Rafi U. Zaman, CFA, of DuPont Capital Management Corporation (“DuPont Capital”), which is a Subadvisor of the Portfolio.

How did MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio perform relative to its peers and its benchmark from February 17 through December 31, 2012?

The inception date for MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio was February 17, 2012. From February 17 through December 31, 2012, MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio returned 1.18% for Initial Class shares and 0.96% for Service Class shares. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 1.07% return of the average Lipper1 Variable Products Emerging Markets Portfolio. Both share classes underperformed the 1.81% return of the MSCI Emerging Markets Index1 for the period from February 17 through December 31, 2012. The MSCI Emerging Markets Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

DFA

Deep value stocks in emerging markets were particularly poor performers during the reporting period. Consequently, in our portion of the Portfolio the focus on deep value stocks and lesser exposure to growth-oriented stocks detracted from relative performance when compared to the style-neutral MSCI Emerging Markets Index.

DuPont Capital

Our portion of the Portfolio increased its exposure to economically sensitive areas of the market and decreased exposure to less economically sensitive areas as the reporting period progressed. The shift was made because of the substantial valuation differential between these two segments of the market. The increased exposure to economically sensitive stocks detracted from performance in October and November as investors became defensive. December brought about a reversal of that trend—economically sensitive areas rebounded sharply and led the market. The reversal benefited our portion of the Portfolio in December.

Our portion of the Portfolio benefited from favorable stock selection in each of the major emerging-market regions. The Latin America region added the most to relative performance because of positive stock selection in Brazil, Mexico and Chile. The emerging Europe, Middle East and Africa (EMEA) region provided a positive contribution to relative performance, led by favorable stock selection in Poland, Egypt and Turkey. (Contributions take weightings and total returns into account.) In our portion of the Portfolio, stock selection in Russia and South Africa detracted from relative performance. Within emerging Asia, stock selection in Thailand, China and India added the most to relative performance. This positive stock selection was somewhat—but not fully—offset by unfavorable stock selection in Indonesia, Malaysia and the Philippines.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

DFA

In our portion of the Portfolio, industrials made the strongest positive contribution to the Portfolio’s performance relative to the MSCI Emerging Markets Index, primarily as a result of favorable stock selection. The sectors that detracted the most from relative performance were information technology, consumer staples and energy. In our portion of the Portfolio, underweight positions in information technology and consumer staples detracted from relative performance, as both of these sectors outperformed the MSCI Emerging Markets Index during the reporting period. Our portion of the Portfolio also held a slightly overweight position in the energy sector. Since the sector underperformed the Index, this positioning detracted from relative performance. Stock selection detracted from relative performance in the information technology, consumer staples and energy sectors.

DuPont Capital

In our portion of the Portfolio, the telecommunication services, materials and financials sectors were the strongest contributors to performance relative to the MSCI Emerging Market Index. The telecommunications sector benefited from favorable stock selection and an overweight position relative to the Index. The materials sector benefited from favorable stock selection and an underweight position. Positive stock selection in the financials sector contributed positively to the Portfolio’s relative performance.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-103

The information technology, utility and industrial sectors were the weakest-contributing sectors relative to the Portfolio’s benchmark. Stock selection and an underweight postion in the information technology sector negatively contributed to the Portfolio’s relative performance. Stock selection in the utility sector negatively affected performance. Stock selection and an overweight position in the industrials sector had a negatively impact on performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

DFA

Our strategy is designed and managed to capture the returns and diversification benefits of a broad cross-section of deep-value securities across the market capitalization spectrum in approved emerging-market countries.

In our portion of the Portfolio, the strongest positive contributors to absolute performance during the reporting period included financial services company Grupo Financiero Banorte, materials company Cemex and industrial company Alfa. All three companies are headquartered in Mexico.

In our portion of the Portfolio, holdings that detracted the most from the Portfolio’s absolute performance during the reporting period included Russian gas producer Gazprom OAO, Brazilian bank Banco Santander Brasil and Brazilian oil producer Petroleo Brasileiro.

DuPont Capital

In our portion of the Portfolio, the strongest positive contributors to absolute performance included semiconductor company Novatek Microelectronics, consumer products company AmorePacific Group and wireless telecommunication services provider MTN Group. Novatek Microelectronics reported improved profitability, which drove its stock price higher in the second half of 2012. Near the end of the reporting period, we reduced our position in the stock as we believed the stock approached its fair value. AmorePacific Group’s shares rose because of better-than-expected sales and earnings results. The position was sold as the stock outperformed and in our opinion, its valuation had become less attractive relative to other positions in our portion of the Portfolio. MTN Group outperformed the broader market as worries diminished regarding the company’s growth prospects in Africa and the Middle East. Near the end of the year, we reduced the position as a percent of net assets in our portion of the Portfolio, as we viewed the stock’s value as increasingly fair relative to the market.

The weakest individual contributions came from notebook computer manufacturer Compal Electronics, Brazilian oil & gas company Petroleo Brasilerio and Brazilian electric utility Companhia Paranaense de Energia. Compal Electronics’ stock price fell when weak notebook computer demand led to disappointing sales and profitability. We believe the stock is attractively valued and have continued to hold the position. Petroleo Brasilerio fell because of weak profitability from its oil refining business and the company’s aggressive expansion plans. The position was sold from the Portfolio. Companhia Paranaense de Energia declined because the Brazilian government decided to reduce electricity rates. We added to the position in our portion of the Portfolio because we believe that the stock overreacted to the announcement.

Did the Portfolio make any significant purchases or sales during the reporting period?

DFA

The Portfolio commenced operations during the reporting period, so many significant security purchases occurred during the ramp-up period. After that, security weights typically did not change significantly from month to month. This was a result of our long-term investment approach and the large number of securities typically held. Changes generally occur because of new securities coming into the buy range, securities moving into the sell range and fluctuations in market performance. Security weightings in our portion of the Portfolio could also be affected to the extent that a company’s market cap or book-to-market characteristics change.

DuPont Capital

Early in the reporting period, all purchases played a role in positioning our portion of the Portfolio. Large purchases in our portion of the Portfolio included Chinese automaker Dongfeng Motor Group, wireless telecommunication services provider MTN Group and oil refiner Thai Oil. The Portfolio purchased shares of Dongeng Motor Group after their price declined because of political discord between China and Japan. We viewed this near-term turmoil as an opportunity to purchase a strong business at depressed prices.

M-104	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

South African company MTN Group had a low valuation because of political concerns in several of the countries in which it operates. We bought the stock because, in our view, it had good long-term growth prospects. Thai Oil’s shares were depressed relative to the overall market because of uncertainty about refining profitability.

Among the large sales in our portion of the Portfolio were consumer products company AmorePacific Group, Brazilian oil & gas company Petroleo Brasilerio and wireless telecommunication services provider Advanced Info Services. Our portion of the Portfolio sold its entire position in AmorePacific Group after increases in the company’s stock price made the stock, in our view, less attractively valued. Petroleo Brasilerio shares were sold as we became concerned with the company’s large capital spending plans. Shares of Advanced Info Services were sold when increases in the stock price made the Thailand-based company less attractively valued.

How did the Portfolio’s sector weightings change during the reporting period?

DFA

In our portion of the Portfolio, weightings relative to the MSCI Emerging Markets Index are a residual of a construction process that targets value stocks. With the exception of excluding REITs, we do not make an active decision to time or weight sectors or industries.

At the beginning of the period, our portion of the Portfolio had significantly overweight positions relative to the MSCI Emerging Markets Index in financials, industrials and materials and underweight positions in information technology, telecommunication services and consumer staples. During the reporting period, the Portfolio increased its weightings relative to the MSCI Emerging Markets Index in materials and energy and decreased its weightings relative to the Index in the financials, consumer staples and information technology sectors. During the reporting period,

the degree to which our portion of the Portfolio was overweight in financials was reduced. Over the same period, our portion of the Portfolio increased its relative weightings in the materials and energy sectors.

DuPont Capital

Our portion of the Portfolio decreased its weighting in financials, moving from an overweight position relative to the MSCI Emerging Markets Index to a position that was underweight. This decrease primarily resulted from reducing exposure to Brazilian and Chinese financial institutions. Our portion of the Portfolio decreased its already underweight position in consumer staples. Stocks in the consumer staples sector have become expensive relative to areas of the market that are more economically sensitive.

Our portion of the Portfolio increased its allocation to the energy sector, which was already overweight relative to the MSCI Emerging Markets Index early in the reporting period. Our portion of the Portfolio also increased its weighting in the materials sector, moving from an underweight position relative to the Index to a somewhat neutral position. Stocks in these two sectors became increasingly attractively valued as they sold off relative to market sectors that were less economically sensitive.

How was the Portfolio positioned at the end of the reporting period?

DFA

As of December 31, 2012, our portion of the Portfolio maintained overweight positions relative to the MSCI Emerging Markets Index in financials, industrials and materials. As of the same date, our portion of the Portfolio was underweight relative to the Index in the information technology, telecommunication services and consumer staples sectors.

DuPont Capital

At the end of the reporting period, our portion of the Portfolio was overweight economically sensitive areas of the market because of what we perceived to be attractive investment opportunities available in those areas. As of December 31, 2012, our portion of the Portfolio was overweight in the energy and industrials sectors. As of the same date, our portion of the Portfolio was underweight in areas such as consumer staples and large-cap information technology. In our opinion, these market segments, which are less economically sensitive, were not attractively valued relative to the broader market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-105

Portfolio of Investments December 31, 2012

	Shares	Value
Common Stocks 90.5%†
Brazil 6.9%
Autometal S.A. (Auto Components)	376,031	$3,865,601
Banco do Brasil S.A. (Commercial Banks)	28,400	362,301
Banco Santander Brasil S.A., ADR (Commercial Banks) (a)	193,600	1,407,472
Bematech S.A. (Computers & Peripherals)	12,500	35,050
BrasilAgro—Companhia Brasileira de Propriedades Agricolas (Food Products) (b)	12,600	61,573
Braskem S.A., Sponsored ADR (Chemicals) (a)	13,281	177,301
Brookfield Incorporacoes S.A. (Household Durables)	123,416	211,116
Cia Providencia Industria e Comercio S.A. (Textiles, Apparel & Luxury Goods)	14,400	63,139
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	357,700	3,153,452
Embraer S.A. (Aerospace & Defense)	860,520	6,157,687
Even Construtora e Incorporadora S.A. (Household Durables)	541,500	2,507,424
Fibria Celulose S.A., Sponsored ADR (Paper & Forest Products) (a)(b)	84,978	966,200
Gafisa S.A., ADR (Household Durables) (a)(b)	83,400	387,810
Gerdau S.A. (Metals & Mining)	17,100	131,293
Gerdau S.A., Sponsored ADR (Metals & Mining) (a)	48,512	436,123
Industrias Romi S.A. (Machinery) (b)	3,600	8,057
JBS S.A. (Food Products) (b)	160,000	475,156
Kepler Weber S.A. (Machinery)	4,400	26,143
Log-in Logistica Intermodal S.A. (Air Freight & Logistics) (b)	1,900	7,932
Magnesita Refratarios S.A. (Construction Materials)	29,271	118,638
Marfrig Alimentos S.A. (Food Products) (b)	53,600	227,379
MMX Mineracao e Metalicos S.A. (Metals & Mining) (b)	800,100	1,761,562
OSX Brasil S.A. (Energy Equipment & Services) (b)	6,600	34,782
Paranapanema S.A. (Metals & Mining) (b)	48,800	119,764
PDG Realty S.A. Empreendimentos e Participacoes (Household Durables)	292,740	483,954
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels) (a)	151,615	2,926,170
Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels) (a)	89,700	1,746,459
Plascar Participacoes Industriais S.A. (Auto Components)	23,100	4,595
Positivo Informatica S.A. (Computers & Peripherals) (b)	9,900	24,347

	Shares	Value
Brazil (continued)
Profarma Distribuidora de Produtos Farmaceuticos S.A. (Health Care Providers & Services)	100	$706
Rodobens Negocios Imobiliarios S.A. (Household Durables)	2,000	12,400
Rossi Residencial S.A. (Household Durables)	67,300	152,554
Rossi Residencial S.A. RCT Shares (Household Durables) (b)	37,540	80,305
SLC Agricola S.A. (Food Products)	13,908	134,988
Sul America S.A. (Insurance)	273,850	2,381,251
Tecnisa S.A. (Household Durables)	5,700	22,877
Tereos Internacional S.A. (Food Products)	16,700	25,365
TPI—Triunfo Participacoes e Investimentos S.A. (Transportation Infrastructure)	7,500	45,720
Vanguarda Agro S.A. (Oil, Gas & Consumable Fuels) (b)	873,902	175,092
Viver Incorporadora e Construtora S.A. (Miscellaneous) (b)	50,418	15,645

		30,935,383

Chile 2.8%
Aguas Andinas S.A. Class A (Water Utilities)	2,018,698	1,440,361
♦Cia Cervecerias Unidas S.A., ADR (Beverages) (a)	282,863	8,946,941
Cia General de Electricidad S.A. (Electric Utilities)	966	5,585
Cia Sud Americana de Vapores S.A. (Marine) (b)	394,861	35,467
Corpbanca SA/Chile, ADR (Commercial Banks) (a)	800	16,200
Empresas CMPC S.A. (Paper & Forest Products)	192,421	713,608
Empresas COPEC S.A. (Oil, Gas & Consumable Fuels)	13,438	190,931
Empresas Iansa S.A. (Food Products)	96,500	7,057
Enersis S.A., Sponsored ADR (Electric Utilities) (a)	45,512	829,229
Inversiones Aguas Metropolitanas S.A. (Water Utilities)	45,408	91,730
Masisa S.A. (Paper & Forest Products)	376,562	39,631
Ripley Corp. S.A. (Multiline Retail)	62,190	59,415
Socovesa S.A. (Household Durables)	26,762	12,799
Vina Concha y Toro S.A. (Beverages)	23,675	45,603

		12,434,557

China 16.1%
Agile Property Holdings, Ltd. (Real Estate Management & Development)	130,000	186,109
Agricultural Bank of China, Ltd. Class H (Commercial Banks)	1,887,000	951,390

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-106	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Aluminum Corp. of China, Ltd., ADR (Metals & Mining) (a)(b)	3,800	$45,258
AMVIG Holdings, Ltd. (Containers & Packaging)	60,000	21,965
Angang Steel Co., Ltd. Class H (Metals & Mining) (b)	112,000	85,052
Asia Cement China Holdings Corp. (Construction Materials)	66,000	33,114
Asian Citrus Holdings, Ltd. (Food Products)	69,000	32,827
Bank of China, Ltd. Class H (Commercial Banks)	6,844,000	3,116,188
Bank of Communications Co., Ltd. Class H (Commercial Banks)	747,000	569,814
BBMG Corp. Class H (Construction Materials)	42,500	39,405
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	194,000	140,056
Beijing Capital Land, Ltd. Class H (Real Estate Management & Development)	90,000	37,805
Beijing Enterprises Holdings, Ltd. (Industrial Conglomerates)	9,500	62,223
BYD Electronic International Co., Ltd. (Communications Equipment)	89,000	23,562
China Aerospace International Holdings, Ltd. (Electronic Equipment & Instruments)	420,000	38,067
China Agri-Industries Holdings, Ltd. (Food Products)	215,800	121,358
China All Access Holdings, Ltd. (Communications Equipment)	134,000	31,615
China Aoyuan Property Group, Ltd. (Real Estate Management & Development)	222,000	42,455
China Automation Group, Ltd. (Machinery)	110,000	31,136
China Citic Bank Corp., Ltd. Class H (Commercial Banks)	761,000	458,629
China Coal Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	339,000	379,026
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	452,000	443,257
China Communications Services Corp., Ltd. Class H (Diversified Telecommunication Services)	244,000	142,085
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	165,000	22,268
China Everbright, Ltd. (Capital Markets)	88,000	172,973
China Glass Holdings, Ltd. (Building Products)	172,000	26,587
China Green Holdings, Ltd. (Food Products) (b)	102,000	20,533
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (b)	95,000	37,804
China Hongqiao Group, Ltd. (Metals & Mining)	121,500	64,894
China ITS Holdings Co., Ltd. (IT Services) (b)	177,000	34,477

	Shares	Value
China (continued)
China Lumena New Materials Corp. (Chemicals)	260,000	$57,831
China Merchants Bank Co., Ltd. Class H (Commercial Banks)	151,000	338,232
China Metal Recycling Holdings, Ltd. (Metals & Mining)	75,000	78,696
China Minsheng Banking Corp., Ltd. Class H (Commercial Banks)	380,000	448,767
♦China Mobile, Ltd. (Wireless Telecommunication Services)	1,246,000	14,595,460
China National Materials Co., Ltd. Class H (Machinery)	101,000	31,774
China Oil and Gas Group, Ltd. (Gas Utilities) (b)	20,000	3,355
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	626,000	1,896,258
♦China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	7,128,000	8,183,752
China Properties Group, Ltd. (Real Estate Management & Development) (b)	124,000	39,116
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	202,000	232,314
China Rare Earth Holdings, Ltd. (Metals & Mining)	130,000	29,056
China Rongsheng Heavy Industries Group Holdings, Ltd. (Machinery)	102,000	16,720
China SCE Property Holdings, Ltd. (Real Estate Management & Development)	147,000	36,474
China Shipping Container Lines Co., Ltd. Class H (Marine) (b)	364,000	107,081
China Shipping Development Co., Ltd. Class H (Marine)	134,000	78,708
China South City Holdings, Ltd. (Real Estate Management & Development)	180,000	27,537
China Southern Airlines Co., Ltd. Class H (Airlines)	188,000	96,369
China Tontine Wines Group, Ltd. (Beverages)	298,000	29,922
China Travel International Inv HK (Hotels, Restaurants & Leisure)	290,000	60,142
China Unicom Hong Kong, Ltd., ADR (Diversified Telecommunication Services) (a)	60,300	982,287
China Vanadium Titano—Magnetite Mining Co., Ltd. (Metals & Mining)	138,000	33,111
China Yurun Food Group, Ltd. (Food Products) (b)	166,000	123,686
China ZhengTong Auto Services Holdings, Ltd. (Specialty Retail) (b)	84,000	59,628
China Zhongwang Holdings, Ltd. (Metals & Mining) (b)	166,000	62,420

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-107

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
Chongqing Machinery & Electric Co., Ltd. Class H (Industrial Conglomerates)	168,000	$28,260
Citic Pacific, Ltd. (Industrial Conglomerates)	131,000	198,177
Citic Resources Holdings, Ltd. (Trading Companies & Distributors) (b)	284,000	44,193
Comba Telecom Systems Holdings, Ltd. (Communications Equipment)	158,000	58,247
COSCO Pacific, Ltd. (Transportation Infrastructure)	171,175	248,382
Daqing Dairy Holdings, Ltd. (Food Products) (b)(c)(d)	157,000	2
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	3,850,000	6,062,672
Fosun International, Ltd. (Metals & Mining)	72,000	46,265
Franshion Properties China, Ltd. (Real Estate Management & Development)	140,000	50,815
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	670,000	138,235
Global Bio-Chem Technology Group Co., Ltd. (Food Products)	200,000	23,108
Glorious Property Holdings, Ltd. (Real Estate Management & Development) (b)	125,000	23,896
Golden Meditech Holdings, Ltd. (Health Care Equipment & Supplies)	224,000	22,949
GOME Electrical Appliances Holdings, Ltd. (Specialty Retail) (b)	756,000	91,554
Greentown China Holdings, Ltd. (Real Estate Management & Development)	18,000	33,557
Guangshen Railway Co., Ltd., Sponsored ADR (Road & Rail) (a)	2,500	49,350
Guangzhou Automobile Group Co., Ltd. Class H (Automobiles)	174,000	156,782
Harbin Power Equipment Co., Ltd. Class H (Electrical Equipment)	70,000	61,133
Heng Tai Consumables Group, Ltd. (Food & Staples Retailing) (b)	1,035,000	29,305
Hidili Industry International Development, Ltd. (Oil, Gas & Consumable Fuels)	107,000	28,995
HKC Holdings, Ltd. (Construction & Engineering)	248,000	9,296
Hopson Development Holdings, Ltd. (Real Estate Management & Development) (b)	28,000	45,130
Hua Han Bio-Pharmaceutical Holdings, Ltd. Class H (Pharmaceuticals)	192,000	58,641
Ju Teng International Holdings, Ltd. (Electronic Equipment & Instruments)	140,000	67,195
Kaisa Group Holdings, Ltd. (Real Estate Management & Development) (b)	69,000	21,733

	Shares	Value
China (continued)
Kingboard Chemical Holdings, Ltd. (Electronic Equipment & Instruments)	49,000	$176,428
Kingboard Laminates Holdings, Ltd. (Electronic Equipment & Instruments)	108,000	50,085
KWG Property Holding, Ltd. (Real Estate Management & Development)	77,500	58,764
Lee & Man Paper Manufacturing, Ltd. (Paper & Forest Products)	107,000	67,925
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods) (b)	34,000	22,527
Lonking Holdings, Ltd. (Machinery)	275,000	74,121
Maanshan Iron & Steel Class H (Metals & Mining) (b)	176,000	54,703
Maoye International Holdings, Ltd. (Multiline Retail)	135,000	27,937
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering) (b)(d)	217,000	42,380
New World China Land, Ltd. (Real Estate Management & Development)	98,000	47,669
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	167,000	154,701
Pacific Basin Shipping, Ltd. (Marine)	4,471,000	2,541,146
PCD Stores Group, Ltd. (Multiline Retail)	312,000	38,314
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	117,000	23,061
♦PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	6,291,550	9,003,606
Poly Hong Kong Investments, Ltd. (Real Estate Management & Development) (b)	174,000	138,489
Real Nutriceutical Group, Ltd. (Personal Products)	97,000	35,743
Renhe Commercial Holdings Co., Ltd. (Real Estate Management & Development) (b)	1,082,000	116,280
REXLot Holdings, Ltd. (Hotels, Restaurants & Leisure)	650,000	49,634
Samson Holding, Ltd. (Household Durables)	212,000	35,274
Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (b)	1,970,000	99,517
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	69,000	27,274
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	56,000	197,864
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H (Hotels, Restaurants & Leisure)	236,000	45,211
Shengli Oil & Gas Pipe Holdings, Ltd. (Energy Equipment & Services)	277,500	29,851
Shenzhen Investment, Ltd. (Real Estate Management & Development)	230,799	94,773

M-108	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	73,000	$140,947
Shougang Fushan Resources Group, Ltd. (Metals & Mining)	304,000	113,158
Shui On Land, Ltd. (Real Estate Management & Development)	172,000	83,611
Sino Oil And Gas Holdings, Ltd. (Oil, Gas & Consumable Fuels) (b)	985,000	24,524
Sino-Ocean Land Holdings, Ltd. (Real Estate Management & Development)	352,955	270,837
Sinofert Holdings, Ltd. (Chemicals)	216,000	53,182
Sinotrans Shipping, Ltd. (Marine)	133,000	32,377
Sinotruk Hong Kong, Ltd. (Machinery)	3,136,000	2,413,179
Skyworth Digital Holdings, Ltd. (Household Durables)	198,134	102,605
Soho China, Ltd. (Real Estate Management & Development)	212,500	171,657
Sunac China Holdings, Ltd. (Real Estate Management & Development)	18,000	14,037
TCC International Holdings, Ltd. (Construction Materials)	102,000	29,691
TCL Communication Technology Holdings, Ltd. (Communications Equipment)	31,000	9,902
Tiangong International Co., Ltd. (Metals & Mining)	152,000	36,759
Tianjin Port Development Holdings, Ltd. (Transportation Infrastructure)	204,000	29,286
TPV Technology, Ltd. (Computers & Peripherals)	82,000	22,360
Travelsky Technology, Ltd. Class H (IT Services)	96,000	51,885
Truly International Holdings (Electronic Equipment & Instruments)	190,000	43,306
VODone, Ltd. (Media)	222,000	21,560
Wasion Group Holdings, Ltd. (Electronic Equipment & Instruments)	80,000	37,630
Weichai Power Co., Ltd. Class H (Machinery)	1,083,000	4,925,055
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	64,000	25,371
Xingda International Holdings, Ltd. (Auto Components)	86,000	44,840
Yanchang Petroleum International, Ltd. (Oil, Gas & Consumable Fuels) (b)	70,000	5,115
Yanzhou Coal Mining Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	4,112,000	6,944,479
Yuexiu Property Co., Ltd. (Real Estate Management & Development)	524,000	167,779

		71,726,909

	Shares	Value
Colombia 1.9%
♦BanColombia S.A., Sponsored ADR (Commercial Banks) (a)	128,983	$8,587,688
Grupo De Inversiones Suramericana S.A. (Diversified Financial Services)	1,049	22,604
Grupo Nutresa S.A. (Food Products)	1,893	27,279

		8,637,571

Czech Republic 1.5%
Komercni Banka A.S. (Commercial Banks)	31,539	6,673,270
Unipetrol AS (Chemicals) (b)	10,000	92,465

		6,765,735

Egypt 0.3%
Ezz Steel (Metals & Mining)	932,767	1,466,615

Hungary 0.6%
EGIS Pharmaceuticals PLC (Pharmaceuticals)	24,817	1,986,712
OTP Bank PLC (Commercial Banks)	29,644	563,444

		2,550,156

India 2.8%
ICICI Bank, Ltd., Sponsored ADR (Commercial Banks) (a)	56,695	2,472,469
♦Reliance Industries, Ltd., Sponsored GDR (Oil, Gas & Consumable Fuels) (e)(f)	308,020	9,499,479
State Bank Of India, GDR (Commercial Banks) (e)	657	58,900
Sterlite Industries India, Ltd., ADR (Metals & Mining) (a)	48,003	413,306
Tata Steel, Ltd., GDR (Metals & Mining) (e)	21,252	168,953

		12,613,107

Indonesia 3.1%
Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	946,000	156,624
Alam Sutera Realty Tbk PT (Real Estate Management & Development)	990,000	61,894
Aneka Tambang Persero Tbk PT (Metals & Mining)	613,500	81,767
Bakrie Sumatera Plantations Tbk PT (Food Products)	1,887,000	18,258
Bakrie Telecom Tbk PT (Wireless Telecommunication Services) (b)	2,068,500	10,716
Bank Bukopin Tbk PT (Commercial Banks)	584,500	37,563
Bank Danamon Indonesia Tbk PT (Commercial Banks)	321,500	188,605
Bank Negara Indonesia Persero Tbk PT (Commercial Banks)	667,500	257,231
Bank Pan Indonesia Tbk PT (Commercial Banks) (b)	389,000	25,541
Bank Rakyat Indonesia Persero Tbk PT (Commercial Banks)	5,855,800	4,264,615
Bank Tabungan Negara PerseroTbk PT (Commercial Banks)	436,223	65,426

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-109

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Indonesia (continued)
Barito Pacific Tbk PT (Chemicals) (b)	358,000	$15,663
Bhakti Investama Tbk PT (Media)	932,000	52,359
Bisi International PT (Food Products)	92,000	7,570
Borneo Lumbung Energi & Metal Tbk PT (Metals & Mining) (b)	932,000	52,496
Bumi Serpong Damai PT (Real Estate Management & Development)	124,000	14,680
Ciputra Development Tbk PT (Real Estate Management & Development)	972,500	80,434
Ciputra Property Tbk PT (Real Estate Management & Development)	565,000	35,299
Energi Mega Persada Tbk PT (Oil, Gas & Consumable Fuels) (b)	5,217,000	44,659
Gajah Tunggal Tbk PT (Auto Components)	226,500	52,441
Garuda Indonesia Persero Tbk PT (Airlines) (b)	301,000	20,753
Global Mediacom Tbk PT (Media)	306,500	76,485
Holcim Indonesia Tbk PT (Construction Materials)	81,000	24,410
Indah Kiat Pulp & Paper Corp. Tbk PT (Paper & Forest Products) (b)	439,000	30,996
Indika Energy Tbk PT (Oil, Gas & Consumable Fuels)	287,500	42,270
Indo Tambangraya Megah Tbk PT (Oil, Gas & Consumable Fuels)	824,500	3,559,883
Indofood Sukses Makmur Tbk PT (Food Products)	416,000	252,874
Intiland Development Tbk PT (Real Estate Management & Development)	876,000	30,550
Japfa Comfeed Indonesia Tbk PT (Food Products)	40,000	25,588
Kawasan Industri Jababeka Tbk PT (Real Estate Management & Development) (b)	3,458,000	71,662
Lippo Karawaci Tbk PT (Real Estate Management & Development)	3,178,500	330,161
Matahari Putra Prima Tbk PT (Multiline Retail)	241,500	28,943
Medco Energi Internasional Tbk PT (Oil, Gas & Consumable Fuels)	233,000	39,489
Panin Financial Tbk PT (Insurance) (b)	2,317,000	32,514
Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	221,000	19,325
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Food Products)	128,500	31,173
Polychem Indonesia Tbk PT (Chemicals) (b)	586,000	22,234
Ramayana Lestari Sentosa Tbk PT (Multiline Retail)	239,500	30,436
Sampoerna Agro PT (Food Products)	94,000	24,569
Sentul City Tbk PT (Real Estate Management & Development) (b)	1,963,000	38,636
Tiga Pilar Sejahtera Food Tbk (Food Products)	690,500	77,510

	Shares	Value
Indonesia (continued)
Timah Persero Tbk PT (Metals & Mining)	354,500	$56,889
United Tractors Tbk PT (Machinery)	578,000	1,188,018
Vale Indonesia Tbk PT (Metals & Mining)	9,195,500	2,256,093

		13,835,302

Jordan 0.8%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	298,266	3,732,841

Lebanon 0.1%
Solidere, GDR (Real Estate Management & Development) (e)	48,454	633,642

Malaysia 3.3%
Affin Holdings BHD (Commercial Banks)	48,200	54,381
AirAsia BHD (Airlines)	50,200	45,215
Alliance Financial Group BHD (Commercial Banks)	100,700	145,008
AMMB Holdings BHD (Diversified Financial Services)	23,500	52,198
APM Automotive Holdings BHD (Auto Components)	9,600	14,681
Berjaya Corp. BHD (Industrial Conglomerates)	381,100	73,399
BIMB Holdings BHD (Commercial Banks)	51,200	47,065
Boustead Holdings BHD (Industrial Conglomerates)	58,300	99,418
Cahya Mata Sarawak BHD (Industrial Conglomerates)	36,800	40,115
Coastal Contracts BHD (Machinery)	45,900	29,948
DRB-Hicom BHD (Automobiles)	108,900	97,767
Eastern & Oriental BHD (Real Estate Management & Development)	38,200	19,488
Evergreen Fibreboard BHD (Paper & Forest Products)	99,100	18,730
Faber Group BHD (Health Care Providers & Services)	64,200	30,481
Genting BHD (Hotels, Restaurants & Leisure)	2,032,000	6,135,865
Genting Malaysia BHD (Hotels, Restaurants & Leisure)	81,200	94,637
Glomac BHD (Real Estate Management & Development)	122,200	33,170
HAP Seng Consolidated BHD (Industrial Conglomerates)	78,500	44,804
Hap Seng Plantations Holdings BHD (Food Products)	10,600	9,802
Hong Leong Financial Group BHD (Commercial Banks)	8,300	35,870
IGB Corp. BHD (Real Estate Management & Development)	143,900	108,628
IJM Corp. BHD (Construction & Engineering)	128,500	209,878

M-110	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Malaysia (continued)
IJM Land BHD (Real Estate Management & Development)	44,200	$34,758
Inch Kenneth Kajang Rubber BHD (Industrial Conglomerates) (b)	130,800	36,288
Insas BHD (Industrial Conglomerates) (b)	186,864	26,975
Iris Corp. BHD (Software)	581,500	32,451
JAKS Resources BHD (Construction & Engineering) (b)	176,800	20,761
Karambunai Corp. BHD (Hotels, Restaurants & Leisure) (b)	613,700	24,560
Kian JOO CAN Factory BHD (Containers & Packaging)	51,500	37,668
KNM Group BHD (Energy Equipment & Services) (b)	120,800	17,993
KSL Holdings BHD (Real Estate Management & Development) (b)	69,100	32,564
KUB Malaysia BHD (Industrial Conglomerates) (b)	149,300	20,008
Kulim Malaysia BHD (Food Products)	60,900	98,007
Kwantas Corp. BHD (Food Products)	35,700	22,064
Lingui Development BHD (Paper & Forest Products)	74,100	38,780
Lion Industries Corp. BHD (Metals & Mining)	108,300	35,080
Malayan Banking BHD (Commercial Banks)	1,545,440	4,650,162
Malayan Flour Mills BHD (Food Products)	20,300	8,512
Malaysia Airports Holdings BHD (Transportation Infrastructure)	5,400	9,211
Malaysian Bulk Carriers BHD (Marine)	30,100	13,132
Malaysian Resources Corp. BHD (Construction & Engineering)	146,000	74,431
MBM Resources BHD (Distributors)	18,200	19,073
Media Prima BHD (Media)	21,200	16,223
Metro Kajang Holdings BHD (Real Estate Management & Development)	62,040	36,417
MISC BHD (Marine) (b)	139,200	196,203
MMC Corp. BHD (Industrial Conglomerates)	113,300	97,528
Mudajaya Group BHD (Construction & Engineering)	49,100	42,131
Muhibbah Engineering M BHD (Construction & Engineering)	77,300	20,888
Mulpha International BHD (Diversified Financial Services) (b)	161,400	20,571
Multi-Purpose Holdings BHD (Diversified Financial Services)	50,300	57,540
Naim Holdings BHD (Real Estate Management & Development)	52,400	30,288
PPB Group BHD (Food Products)	76,300	289,775
RHB Capital BHD (Commercial Banks)	91,502	230,347
Salcon BHD (Water Utilities)	166,400	23,143
Sarawak Plantation BHD (Food Products)	30,200	26,935

	Shares	Value
Malaysia (continued)
Scomi Group BHD (Energy Equipment & Services) (b)	139,000	$15,976
Selangor Properties BHD (Real Estate Management & Development)	31,300	34,337
Sunway BHD (Real Estate Management & Development) (b)	41,000	31,952
Supermax Corp. BHD (Health Care Equipment & Supplies)	40,000	25,292
TA Enterprise BHD (Hotels, Restaurants & Leisure)	174,000	29,035
TAN Chong Motor Holdings BHD (Automobiles)	22,200	33,628
TDM BHD (Food Products)	5,000	5,503
Time dotCom BHD (Diversified Telecommunication Services) (b)	14,340	18,553
Tradewinds Malaysia BHD (Food Products)	14,400	42,279
Tradewinds Plantation BHD (Food Products)	2,500	3,371
UEM Land Holdings BHD (Real Estate Management & Development) (b)	109,500	75,733
Unisem M BHD (Semiconductors & Semiconductor Equipment)	22,900	6,425
Wah Seong Corp. BHD (Energy Equipment & Services)	54,900	29,725
WCT BHD (Construction & Engineering)	97,060	75,172
YTL Corp. BHD (Multi-Utilities)	527,360	328,187

		14,536,183

Mexico 4.8%
Alfa S.A.B. de C.V. Class A (Industrial Conglomerates)	498,400	1,059,548
America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	6,341,620	7,305,008
Axtel S.A.B. de C.V. (Diversified Telecommunication Services) (b)	141,000	31,851
Cemex S.A.B. de C.V., Sponsored ADR (Construction Materials) (a)(b)	152,736	1,507,504
Cia Minera Autlan S.A.B. de C.V. (Metals & Mining)	21,790	23,162
Consorcio ARA S.A.B. de C.V. (Household Durables) (b)	108,695	34,728
Controladora Comercial Mexicana S.A.B. de C.V. (Food & Staples Retailing)	73,300	256,652
Corporacion GEO S.A.B. de C.V. (Household Durables) (b)	88,600	103,636
Desarrolladora Homex S.A.B. de C.V., ADR (Household Durables) (a)(b)	6,900	86,112
Empresas ICA S.A.B. de C.V., Sponsored ADR (Construction & Engineering) (a)(b)	27,400	275,644
Gruma S.A.B. de C.V. Class B (Food Products) (b)	21,500	65,167
Grupo Aeromexico S.A.B. de C.V. (Airlines) (b)	800	1,194
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation Infrastructure)	15,300	41,546

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-111

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Mexico (continued)
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	66,213	$378,183
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Transportation Infrastructure) (a)	4,000	456,000
Grupo Comercial Chedraui S.A. de C.V. (Food & Staples Retailing)	31,400	102,025
Grupo Famsa S.A.B. de C.V. Class A (Multiline Retail) (b)	1,000	1,245
Grupo Financiero Banorte S.A.B. de C.V. Class O (Commercial Banks)	277,268	1,790,424
Grupo Simec S.A.B. de C.V. Series B (Metals & Mining) (b)	17,499	82,850
Industrias Bachoco S.A.B. de C.V., ADR (Food Products) (a)	3,919	109,419
Industrias CH S.A.B. de C.V. Series B (Metals & Mining) (b)	33,100	249,691
Kimberly-Clark de Mexico S.A.B. de C.V. Class A (Household Products)	164,600	422,760
Megacable Holdings S.A.B. de C.V. (Media)	82,100	204,515
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (b)	84,900	186,334
Organizacion Soriana S.A.B. de C.V. Class B (Food & Staples Retailing)	58,041	221,364
Ternium S.A., Sponsored ADR (Metals & Mining) (a)	257,948	6,074,675
TV Azteca S.A.B. de C.V. (Media)	83,664	54,562
Urbi Desarrollos Urbanos S.A.B. de C.V. (Household Durables) (b)	101,900	63,932

		21,189,731

Panama 1.3%
Copa Holdings S.A. Class A (Airlines)	56,181	5,587,201

Philippines 0.4%
Alliance Global Group, Inc. (Industrial Conglomerates)	481,900	196,943
Atlas Consolidated Mining & Development (Metals & Mining) (b)	32,500	14,800
Cebu Air, Inc. (Airlines)	5,000	7,542
China Banking Corp. (Commercial Banks)	32,230	42,993
Filinvest Land, Inc. (Real Estate Management & Development)	1,563,000	56,797
First Philippine Holdings Corp. (Electric Utilities)	22,100	48,446
Global-Estate Resorts, Inc. (Real Estate Management & Development) (b)	570,000	27,288
Globe Telecom, Inc. (Wireless Telecommunication Services)	29,185	778,138
JG Summit Holdings, Inc. (Industrial Conglomerates)	101,200	97,469

	Shares	Value
Philippines (continued)
Lopez Holdings Corp. (Media)	114,200	$17,489
Megaworld Corp. (Real Estate Management & Development)	1,521,000	102,767
Philippine National Bank (Commercial Banks) (b)	22,810	50,525
Robinsons Land Corp. (Real Estate Management & Development)	51,500	25,991
San Miguel Corp. (Industrial Conglomerates)	69,920	179,594
SM Development Corp. (Real Estate Management & Development)	146,600	21,037
Vista Land & Lifescapes, Inc. (Real Estate Management & Development)	484,000	57,362

		1,725,181

Poland 4.1%
Asseco Poland S.A. (Software)	7,269	106,210
Bank Handlowy w Warszawie S.A. (Commercial Banks)	160,761	5,130,568
Bank Pekao S.A. (Commercial Banks)	102,421	5,587,628
Ciech S.A. (Chemicals) (b)	4,553	32,856
Enea S.A. (Electric Utilities)	10,613	54,285
Getin Holding S.A. (Commercial Banks) (b)	17,377	15,960
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (b)	282,934	3,790,393
Kopex S.A. (Machinery) (b)	2,064	11,853
Petrolinvest S.A. (Oil, Gas & Consumable Fuels) (b)	44,142	20,043
PGE S.A. (Electric Utilities)	86,246	508,507
Polimex-Mostostal S.A. (Construction & Engineering) (b)	58,304	11,793
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels) (b)	42,274	683,214
Tauron Polska Energia S.A. (Electric Utilities)	138,576	212,942
Telekomunikacja Polska S.A. (Diversified Telecommunication Services)	586,997	2,325,262
Zaklady Azotowe Pulawy S.A. (Chemicals)	75	3,346

		18,494,860

Republic of Korea 11.8%
AUK Corp. (Semiconductors & Semiconductor Equipment) (b)	11,290	19,348
China Ocean Resources Co., Ltd. (Food Products)	7,670	17,736
CJ Corp. (Industrial Conglomerates)	1,364	152,194
CJ E&M Corp. (Media) (b)	660	16,417
Cosmochemical Co., Ltd. (Chemicals) (b)	2,200	19,214
Dae Han Flour Mills Co., Ltd. (Food Products)	258	33,589
Daechang Co., Ltd. (Metals & Mining) (b)	25,940	31,646
Daelim Industrial Co., Ltd. (Construction & Engineering)	3,531	290,077
Daishin Securities Co., Ltd. (Capital Markets)	3,040	28,429
Dongbu Securities Co., Ltd. (Capital Markets)	7,510	25,419

M-112	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Dongkuk Steel Mill Co., Ltd. (Metals & Mining)	4,860	$62,735
Dongwha Pharm Co., Ltd. (Pharmaceuticals)	7,240	40,989
Doosan Corp. (Industrial Conglomerates)	200	24,265
Doosan Engineering & Construction Co., Ltd. (Construction & Engineering) (b)	11,120	26,218
Eugene Investment & Securities Co., Ltd. (Capital Markets) (b)	10,150	24,775
GS Holdings (Oil, Gas & Consumable Fuels)	6,691	453,127
Gwangju Shinsegae Co., Ltd. (Multiline Retail)	158	34,366
Hana Financial Group, Inc. (Commercial Banks)	28,640	936,286
Hanil Cement Co., Ltd. (Construction Materials)	635	28,802
Hanjin Heavy Industries & Construction Co., Ltd. (Machinery) (b)	4,110	48,413
Hanjin Shipping Co., Ltd. (Marine) (b)	10,650	120,294
Hanjin Transportation Co., Ltd. (Air Freight & Logistics)	1,660	30,759
Hansol Paper Co. (Paper & Forest Products)	4,580	39,041
Hanwha Chemical Corp. (Chemicals)	11,020	190,415
Hanwha Corp. (Chemicals)	3,560	114,517
Hanwha Securities Co. (Capital Markets)	7,600	30,098
HMC Investment Securities Co., Ltd. (Capital Markets)	2,540	34,038
Hyosung Corp. (Chemicals)	2,989	207,284
Hyundai BNG Steel Co., Ltd. (Metals & Mining) (b)	2,770	26,323
Hyundai Development Co. (Construction & Engineering)	7,400	150,979
Hyundai Heavy Industries Co., Ltd. (Machinery)	33,532	7,651,080
Hyundai Mobis (Auto Components)	19,263	5,224,640
Hyundai Securities Co., Ltd. (Capital Markets)	14,040	119,068
Hyundai Steel Co. (Metals & Mining)	7,261	600,133
Industrial Bank of Korea (Commercial Banks)	21,450	238,922
ISU Chemical Co., Ltd. (Chemicals)	1,460	29,965
Jeonbuk Bank (Commercial Banks)	8,110	31,823
JW Pharmaceutical Corp. (Pharmaceuticals)	2,446	32,385
KB Financial Group, Inc. (Commercial Banks)	48,060	1,714,800
KCC Corp. (Building Products)	552	153,781
Keangnam Enterprises, Ltd. (Construction & Engineering)	3,550	17,816
KISWIRE, Ltd. (Metals & Mining)	940	27,072
Kolon Industries, Inc. (Chemicals)	2,297	137,310
Korea Investment Holdings Co., Ltd. (Capital Markets)	5,120	205,317
Korea Life Insurance Co., Ltd. (Insurance)	19,850	144,286
KTB Investment & Securities Co., Ltd. (Capital Markets) (b)	16,210	34,351

	Shares	Value
Republic of Korea (continued)
Kumho Electric Co., Ltd. (Electrical Equipment)	1,440	$28,997
Kyobo Securities Co. (Capital Markets)	6,510	29,530
LG Corp. (Industrial Conglomerates)	505	30,953
LG Display Co., Ltd. (Electronic Equipment & Instruments) (b)	10,790	311,846
LG Electronics, Inc. (Household Durables)	5,435	375,504
LG Hausys, Ltd. (Building Products)	534	39,634
LG Uplus Corp. (Diversified Telecommunication Services)	419,990	3,066,669
Lotte Chilsung Beverage Co., Ltd. (Beverages)	71	100,735
Lotte Confectionery Co., Ltd. (Food Products)	80	122,213
Lotte Shopping Co., Ltd. (Multiline Retail)	994	351,019
Meritz Securities Co., Ltd. (Capital Markets)	31,740	41,784
Mirae Asset Securities Co., Ltd. (Capital Markets)	3,030	101,394
Moorim P&P Co., Ltd. (Paper & Forest Products)	6,320	22,533
Motonic Corp. (Auto Components)	960	11,363
Neo Holdings Co., Ltd. (Miscellaneous) (b)(c)(d)(g)	200	0
Nexen Corp. (Auto Components)	349	25,418
NongShim Co., Ltd. (Food Products)	237	60,370
Poongsan Corp. (Metals & Mining)	2,400	75,695
Poongsan Holdings Corp. (Metals & Mining)	1,230	27,033
POSCO (Metals & Mining)	7,872	2,573,900
POSCO, ADR (Metals & Mining) (a)	36,045	2,961,097
S&T Dynamics Co., Ltd. (Aerospace & Defense)	2,240	24,949
Samsung Heavy Industries Co., Ltd. (Machinery)	72,820	2,649,984
Samsung SDI Co., Ltd. (Electronic Equipment & Instruments)	2,926	413,664
♦Shinhan Financial Group Co., Ltd. (Commercial Banks)	342,830	12,470,151
Shinsegae Co., Ltd. (Multiline Retail)	25,813	5,284,902
Shinsung Solar Energy Co., Ltd. (Semiconductors & Semiconductor Equipment) (b)	11,829	17,341
SK Broadband Co., Ltd. (Diversified Telecommunication Services) (b)	3,745	16,330
SK Holdings Co., Ltd. (Industrial Conglomerates)	3,383	566,982
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	1,084	177,837
SK Networks Co., Ltd. (Trading Companies & Distributors)	13,210	104,817
SK Securities Co., Ltd. (Capital Markets)	29,350	32,677
Ssangyong Cement Industrial Co., Ltd. (Construction Materials) (b)	7,890	41,837
STX Corp. Co., Ltd. (Machinery)	4,320	34,149

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-113

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
STX Engine Co., Ltd. (Machinery)	2,640	$23,032
STX Offshore & Shipbuilding Co., Ltd. (Machinery)	6,790	46,706
STX Pan Ocean Co., Ltd. (Marine)	13,480	60,122
Taekwang Industrial Co., Ltd. (Chemicals)	30	26,493
Unid Co., Ltd. (Chemicals)	639	22,862
Woori Finance Holdings Co., Ltd. (Commercial Banks)	47,500	527,512
Youlchon Chemical Co., Ltd. (Containers & Packaging)	4,830	36,722

		52,557,298

Russia 6.5%
Federal Hydrogenerating Co. JSC, ADR (Electric Utilities) (a)	239,109	560,118
♦Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels) (a)	2,048,140	19,864,014
Magnitogorsk Iron & Steel Works, GDR (Metals & Mining) (b)(e)	18,065	78,872
Mechel, Sponsored ADR (Metals & Mining) (a)	1,024	7,096
Novolipetsk Steel OJSC, GDR (Metals & Mining) (e)	84,039	1,736,108
Sberbank of Russia, Sponsored ADR (Commercial Banks) (a)	249,756	3,104,534
VimpelCom, Ltd., Sponsored ADR (Wireless Telecommunication Services) (a)	345,581	3,625,145

		28,975,887

South Africa 9.1%
♦ABSA Group, Ltd. (Commercial Banks)	524,667	10,229,642
Adcorp Holdings, Ltd. (Professional Services)	1,224	4,312
Aeci, Ltd. (Chemicals)	2,355	22,181
African Bank Investments, Ltd. (Diversified Financial Services)	24,451	94,018
African Rainbow Minerals, Ltd. (Metals & Mining)	14,451	330,213
Allied Electronics Corp., Ltd. (Industrial Conglomerates)	6,398	15,860
ArcelorMittal South Africa, Ltd. (Metals & Mining) (b)	20,652	89,015
Aveng, Ltd. (Construction & Engineering)	634,074	2,294,194
Barloworld, Ltd. (Trading Companies & Distributors)	28,094	289,574
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	45,597	43,474
Business Connexion Group, Ltd. (IT Services)	16,350	10,471
Cipla Medpro South Africa, Ltd. (Pharmaceuticals)	42,969	45,639
DataTec, Ltd. (Electronic Equipment & Instruments)	15,459	90,541

	Shares	Value
South Africa (continued)
DRDGOLD, Ltd., Sponsored ADR (Metals & Mining) (a)	5,200	$41,912
Eqstra Holdings, Ltd. (Trading Companies & Distributors)	12,633	9,093
Gold Fields, Ltd. (Metals & Mining)	15,436	191,577
Gold Fields, Ltd., Sponsored ADR (Metals & Mining) (a)	39,342	491,382
Grindrod, Ltd. (Marine)	50,593	95,277
Group Five, Ltd. (Construction & Engineering)	16,436	54,943
Harmony Gold Mining Co., Ltd., Sponsored ADR (Metals & Mining) (a)	52,500	470,400
Hulamin, Ltd. (Metals & Mining) (b)	3,311	1,273
Impala Platinum Holdings, Ltd. (Metals & Mining)	258,686	5,223,242
Investec, Ltd. (Capital Markets)	30,427	212,550
JD Group, Ltd. (Specialty Retail)	12,447	65,890
Lewis Group, Ltd. (Specialty Retail)	11,215	91,480
Liberty Holdings, Ltd. (Insurance)	10,377	136,251
MMI Holdings, Ltd. (Insurance)	134,087	351,684
Mondi, Ltd. (Paper & Forest Products)	12,208	132,812
Mpact, Ltd. (Containers & Packaging)	3,473	8,147
MTN Group, Ltd. (Wireless Telecommunication Services)	379,057	7,967,216
Nedbank Group, Ltd. (Commercial Banks)	27,443	613,701
Northam Platinum, Ltd. (Metals & Mining)	18,763	84,775
Omnia Holdings, Ltd. (Chemicals)	6,114	99,118
Petmin, Ltd. (Metals & Mining)	91,673	23,749
PPC, Ltd. (Construction Materials)	1,097,544	4,438,613
Reunert, Ltd. (Industrial Conglomerates)	266,959	2,449,395
Royal Bafokeng Platinum, Ltd. (Metals & Mining) (b)	6,699	45,642
Sappi, Ltd. (Paper & Forest Products) (b)	48,592	179,238
Standard Bank Group, Ltd. (Commercial Banks)	164,172	2,323,008
Steinhoff International Holdings, Ltd. (Household Durables) (b)	162,593	531,401
Super Group, Ltd. (Specialty Retail) (b)	34,867	70,028
Telkom SA, Ltd. (Diversified Telecommunication Services) (b)	35,206	70,426
Tongaat Hulett, Ltd. (Food Products)	14,198	225,910
Trencor, Ltd. (Marine)	19,868	130,575
Zeder Investments, Ltd. (Food Products)	2,835	1,008

		40,390,850

Taiwan 8.3%
Ability Enterprise Co., Ltd. (Office Electronics)	43,000	40,379
AcBel Polytech, Inc. (Electrical Equipment)	58,000	41,168
Accton Technology Corp. (Communications Equipment)	58,000	32,337
Acer, Inc. (Computers & Peripherals) (b)	173,000	150,911

M-114	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	898,000	$779,198
AGV Products Corp. (Food Products) (b)	89,000	32,257
Altek Corp. (Leisure Equipment & Products)	40,000	23,645
AmTRAN Technology Co., Ltd. (Computers & Peripherals)	88,000	68,745
Asia Cement Corp. (Construction Materials)	51,500	66,484
Asia Optical Co., Inc. (Leisure Equipment & Products) (b)	31,000	29,100
Asia Vital Components Co., Ltd. (Computers & Peripherals)	48,288	25,944
AU Optronics Corp., Sponsored ADR (Electronic Equipment & Instruments) (a)(b)	89,100	400,950
Audix Corp. (Electrical Equipment)	36,000	30,338
Avermedia Technologies (Computers & Peripherals)	36,000	19,395
Bank of Kaohsiung (Commercial Banks) (b)	110,000	34,924
BES Engineering Corp. (Construction & Engineering)	155,000	43,469
Biostar Microtech International Corp. (Computers & Peripherals)	68,000	25,685
Capital Securities Corp. (Capital Markets)	154,000	59,444
Carnival Industrial Corp. (Textiles, Apparel & Luxury Goods) (b)	100,000	33,060
Cathay Real Estate Development Co., Ltd. (Real Estate Management & Development)	89,000	43,646
Champion Building Materials Co., Ltd. (Building Products)	70,000	27,045
Chang Hwa Commercial Bank (Commercial Banks)	484,710	267,318
Charoen Pokphand Enterprise (Food Products)	70,000	36,784
Cheng Loong Corp. (Containers & Packaging)	109,000	46,437
Chia Hsin Cement Corp. (Construction Materials)	78,280	37,307
Chien Kuo Construction Co., Ltd. (Construction & Engineering)	73,000	35,713
Chimei Innolux Corp. (Electronic Equipment & Instruments) (b)	647,907	351,005
China Airlines, Ltd. (Airlines) (b)	141,000	58,345
China Development Financial Holding Corp. (Commercial Banks) (b)	1,034,000	275,174
China Electric Manufacturing Corp. (Electrical Equipment)	50,000	29,522
China General Plastics Corp. (Chemicals) (b)	87,000	46,200
China Manmade Fibers Corp. (Chemicals) (b)	118,000	46,077
China Metal Products Co., Ltd. (Metals & Mining)	52,000	49,760
China Motor Corp. (Automobiles)	67,000	63,622

	Shares	Value
Taiwan (continued)
China Petrochemical Development Corp. (Chemicals)	131,600	$82,051
China Steel Structure Co., Ltd. (Construction & Engineering)	37,000	39,164
China Synthetic Rubber Corp. (Chemicals)	53,000	59,959
Chinese Maritime Transport, Ltd. (Marine)	23,000	30,560
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	870,000	1,718,126
Chung Hsin Electric & Machinery Manufacturing Corp. (Construction & Engineering)	54,000	28,955
Chung Hung Steel Corp. (Metals & Mining) (b)	103,000	33,533
Chunghwa Picture Tubes (Electronic Equipment & Instruments) (b)	485,000	16,261
CMC Magnetics Corp. (Computers & Peripherals) (b)	266,000	44,962
Compal Electronics, Inc. (Computers & Peripherals)	8,396,000	5,681,118
Compeq Manufacturing Co. (Electronic Equipment & Instruments)	107,000	46,326
Continental Holdings Corp. (Construction & Engineering)	82,000	32,691
Coretronic Corp. (Electronic Equipment & Instruments)	8,000	6,233
Cosmos Bank Taiwan (Commercial Banks) (b)	145,000	49,375
Coxon Precise Industrial Co., Ltd. (Electronic Equipment & Instruments)	15,000	30,916
CSBC Corp. Taiwan (Machinery)	48,410	29,813
D-Link Corp. (Communications Equipment)	70,000	44,332
E Ink Holdings, Inc. (Electronic Equipment & Instruments)	20,000	15,372
E.Sun Financial Holding Co., Ltd. (Commercial Banks)	485,100	272,366
Eastern Media International Corp. (Commercial Services & Supplies) (b)	237,000	32,784
Epistar Corp. (Semiconductors & Semiconductor Equipment)	57,000	104,183
Eternal Chemical Co., Ltd. (Chemicals)	38,000	33,008
Evergreen International Storage & Transport Corp. (Road & Rail)	63,000	44,380
Evergreen Marine Corp. Taiwan, Ltd. (Marine) (b)	166,000	99,498
Everlight Electronics Co., Ltd. (Electronic Equipment & Instruments)	9,000	11,888
Excelsior Medical Co., Ltd. (Health Care Providers & Services)	16,500	32,947
Far Eastern International Bank (Commercial Banks)	147,476	59,389
First Financial Holding Co., Ltd. (Commercial Banks)	722,920	442,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-115

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
First Insurance Co., Ltd. (Insurance)	63,000	$35,036
First Steamship Co., Ltd. (Marine)	10,000	9,136
Forhouse Corp. (Semiconductors & Semiconductor Equipment)	52,000	27,943
Formosa Epitaxy, Inc. (Semiconductors & Semiconductor Equipment) (b)	41,000	29,077
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	82,000	79,274
Formosan Rubber Group, Inc. (Chemicals)	52,000	37,435
FSP Technology, Inc. (Electrical Equipment)	35,000	32,493
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	725,462	880,574
Fwusow Industry Co., Ltd. (Food Products)	58,800	31,746
Gemtek Technology Corp. (Communications Equipment) (b)	36,000	43,552
Gigabyte Technology Co., Ltd. (Computers & Peripherals)	61,000	54,787
Gintech Energy Corp. (Semiconductors & Semiconductor Equipment) (b)	35,000	32,889
Global Brands Manufacture, Ltd. (Electronic Equipment & Instruments)	73,257	26,490
Gold Circuit Electronics, Ltd. (Electronic Equipment & Instruments) (b)	115,000	24,383
Goldsun Development & Construction Co., Ltd. (Construction Materials)	145,000	56,119
Grand Pacific Petrochemical (Chemicals)	95,000	50,737
Green Energy Technology, Inc. (Semiconductors & Semiconductor Equipment) (b)	29,825	25,430
HannStar Display Corp. (Electronic Equipment & Instruments) (b)	193,000	21,731
Harvatek Corp. (Semiconductors & Semiconductor Equipment)	57,570	23,867
Hua Nan Financial Holdings Co., Ltd. (Commercial Banks)	60,000	34,809
Hung Poo Real Estate Development Corp. (Real Estate Management & Development)	40,000	41,364
Inotera Memories, Inc. (Semiconductors & Semiconductor Equipment) (b)	371,000	49,629
Inventec Corp. (Computers & Peripherals)	231,840	88,905
ITE Technology, Inc. (Semiconductors & Semiconductor Equipment) (b)	34,000	27,673
Kindom Construction Co. (Real Estate Management & Development)	55,000	40,675
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	136,000	87,097
Kuoyang Construction Co., Ltd. (Real Estate Management & Development)	22,000	12,457

	Shares	Value
Taiwan (continued)
Kwong Fong Industries (Textiles, Apparel & Luxury Goods) (b)	88,000	$53,114
KYE Systems Corp. (Computers & Peripherals) (b)	71,000	23,136
L&K Engineering Co., Ltd. (Commercial Services & Supplies)	23,000	21,417
Lealea Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods)	88,580	35,238
Leofoo Development Co. (Hotels, Restaurants & Leisure) (b)	27,000	15,257
Li Peng Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods) (b)	91,354	32,382
Lien Hwa Industrial Corp. (Food Products)	57,000	37,267
Lingsen Precision Industries, Ltd. (Semiconductors & Semiconductor Equipment)	52,000	27,287
LITE-ON IT Corp. (Computers & Peripherals)	44,219	38,129
Lite-On Technology Corp. (Computers & Peripherals)	241,690	321,730
Macronix International (Semiconductors & Semiconductor Equipment)	414,154	124,347
Marketech International Corp. (Electronic Equipment & Instruments)	47,000	28,251
Masterlink Securities Corp. (Capital Markets)	102,000	32,488
Mega Financial Holding Co., Ltd. (Commercial Banks)	952,070	744,220
Micro-Star International Co., Ltd. (Computers & Peripherals)	92,000	44,369
Mirle Automation Corp. (Machinery)	46,350	34,367
Mitac International Corp. (Computers & Peripherals)	128,000	46,060
Motech Industries, Inc. (Semiconductors & Semiconductor Equipment) (b)	10,000	9,519
Nan Ya Printed Circuit Board Corp. (Electronic Equipment & Instruments)	23,000	28,585
Neo Solar Power Corp. (Semiconductors & Semiconductor Equipment) (b)	71,000	46,631
Nien Hsing Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	37,800	26,390
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,397,000	5,736,294
Opto Technology Corp. (Semiconductors & Semiconductor Equipment)	76,000	31,809
Pegatron Corp. (Computers & Peripherals) (b)	201,000	261,514
Phihong Technology Co., Ltd. (Electrical Equipment)	20,000	17,142
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	56,000	58,986

M-116	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	25,000	$41,025
President Securities Corp. (Capital Markets) (b)	88,580	51,679
Qisda Corp. (Computers & Peripherals) (b)	176,000	44,455
Radium Life Tech Co., Ltd. (Real Estate Management & Development)	60,820	51,781
Ritek Corp. (Computers & Peripherals) (b)	299,000	41,390
Sanyang Industry Co., Ltd. (Automobiles) (b)	80,000	48,879
SDI Corp. (Semiconductors & Semiconductor Equipment)	42,000	28,736
Sheng Yu Steel Co., Ltd. (Metals & Mining)	44,000	28,188
Shih Wei Navigation Co., Ltd. (Marine)	37,000	28,402
Shihlin Electric & Engineering Corp. (Electrical Equipment)	30,000	37,349
Shin Kong Financial Holding Co., Ltd. (Insurance) (b)	702,000	198,887
Shinkong Synthetic Fibers Corp. (Chemicals)	174,000	59,050
Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	67,000	59,945
Silicon Integrated Systems Corp. (Semiconductors & Semiconductor Equipment) (b)	86,000	34,003
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment)	11,000	13,166
Sinon Corp. (Chemicals)	77,000	37,545
SinoPac Financial Holdings Co., Ltd. (Commercial Banks)	625,149	269,537
Sunrex Technology Corp. (Computers & Peripherals)	47,000	20,246
Supreme Electronics Co., Ltd. (Electronic Equipment & Instruments)	59,000	23,822
TA Chen Stainless Pipe (Metals & Mining)	11,000	5,815
Ta Chong Bank, Ltd. (Commercial Banks) (b)	160,680	55,536
TA-I Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	21,842	13,283
Tah Hsin Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	31,000	31,150
Taichung Commercial Bank (Commercial Banks)	157,776	55,026
Tainan Enterprises Co., Ltd. (Textiles, Apparel & Luxury Goods)	28,000	29,224
Tainan Spinning Co., Ltd. (Textiles, Apparel & Luxury Goods)	112,000	57,143
Taishin Financial Holding Co., Ltd. (Commercial Banks)	655,908	261,188
Taisun Enterprise Co., Ltd. (Food Products)	9,070	5,005

	Shares	Value
Taiwan (continued)
Taiwan Business Bank (Commercial Banks) (b)	350,480	$105,840
Taiwan Cooperative Financial Holding (Commercial Banks)	55,000	31,067
Taiwan Fertilizer Co., Ltd. (Chemicals)	1,172,670	3,116,640
Taiwan Land Development Corp. (Real Estate Management & Development) (b)	18,046	7,064
Taiwan Paiho, Ltd. (Textiles, Apparel & Luxury Goods)	49,220	30,004
Taiwan Sakura Corp. (Household Durables)	17,000	9,833
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	775,000	2,593,857
Taiwan TEA Corp. (Food & Staples Retailing)	98,000	53,618
Taiyen Biotech Co., Ltd. (Food Products)	46,000	33,610
Tatung Co., Ltd. (Household Durables) (b)	219,000	55,621
Teco Electric and Machinery Co., Ltd. (Electrical Equipment)	179,000	137,527
Thinking Electronic Industrial Co., Ltd. (Electronic Equipment & Instruments)	35,000	34,506
Tong Yang Industry Co., Ltd. (Auto Components)	45,760	41,189
Tong-Tai Machine & Tool Co., Ltd. (Machinery)	31,620	24,142
Topoint Technology Co., Ltd. (Electronic Equipment & Instruments)	48,259	28,277
TPK Holding Co., Ltd. (Electronic Equipment & Instruments)	94,000	1,678,942
Tung Ho Steel Enterprise Corp. (Metals & Mining)	87,000	89,285
TYC Brother Industrial Co., Ltd. (Auto Components)	76,762	28,360
Tycoons Group Enterprise (Machinery) (b)	156,000	30,905
Tyntek Corp. (Semiconductors & Semiconductor Equipment) (b)	85,109	21,676
Unimicron Technology Corp. (Electronic Equipment & Instruments)	118,000	125,829
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,581,000	639,588
Universal Cement Corp. (Construction Materials)	59,000	32,604
UPC Technology Corp. (Chemicals)	72,443	40,630
Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	25,000	17,594
Walsin Lihwa Corp. (Electrical Equipment) (b)	7,861,000	2,695,613
Walton Advanced Engineering, Inc. (Semiconductors & Semiconductor Equipment) (b)	87,000	25,215
Wan Hai Lines, Ltd. (Marine) (b)	105,000	60,897

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-117

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment) (b)	327,000	$57,341
Wintek Corp. (Electronic Equipment & Instruments) (b)	177,000	94,733
Wistron Corp. (Computers & Peripherals)	109,400	113,985
WT Microelectronics Co., Ltd. (Electronic Equipment & Instruments)	7,209	8,986
WUS Printed Circuit Co., Ltd. (Electronic Equipment & Instruments) (b)	80,000	34,387
Yageo Corp. (Electronic Equipment & Instruments) (b)	204,000	64,880
Yem Chio Co., Ltd. (Commercial Services & Supplies)	52,436	34,121
Yieh Phui Enterprise Co., Ltd. (Metals & Mining)	108,120	35,478
Young Fast Optoelectronics Co., Ltd. (Electronic Equipment & Instruments)	7,000	14,319
Yuanta Financial Holding Co., Ltd. (Capital Markets)	963,000	498,288
Yuen Foong Yu Paper Manufacturing Co., Ltd. (Paper & Forest Products)	50,000	24,270
Yulon Motor Co., Ltd. (Automobiles)	98,000	188,636
Zig Sheng Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	82,364	27,891

		36,873,798

Thailand 3.1%
Advanced Info Service PCL (Wireless Telecommunication Services)	89,040	612,492
Bangchak Petroleum PCL (Oil, Gas & Consumable Fuels)	73,400	76,450
Bangkok Bank PCL (Commercial Banks)	127,800	820,401
Bangkok Expressway PCL (Transportation Infrastructure)	67,400	76,683
Bangkokland PCL (Real Estate Management & Development)	1,553,900	62,921
Banpu PCL (Oil, Gas & Consumable Fuels)	11,600	156,937
Delta Electronics Thailand PCL (Electronic Equipment & Instruments)	12,200	12,812
Esso Thailand PCL (Oil, Gas & Consumable Fuels)	184,300	60,851
Hana Microelectronics PCL (Electronic Equipment & Instruments)	57,800	43,189
IRPC PCL (Oil, Gas & Consumable Fuels)	1,087,900	148,481
Kasikornbank PCL, NVDR (Commercial Banks) (h)	585,400	3,717,879
Kiatnakin Bank PCL (Commercial Banks)	35,000	55,832
Polyplex PCL (Containers & Packaging)	67,000	30,226
Precious Shipping PCL (Marine)	59,500	27,641
PTT Global Chemical PCL (Chemicals)	239,900	555,782

	Shares	Value
Thailand (continued)
PTT PCL (Oil, Gas & Consumable Fuels)	36,300	$395,816
Quality Houses PCL (Real Estate Management & Development)	748,258	52,835
Saha-Union PCL (Miscellaneous)	31,200	40,815
Sahaviriya Steel Industries PCL (Metals & Mining) (b)	1,232,200	24,008
Sri Trang Agro-Industry PCL (Auto Components)	70,700	40,993
Thai Airways International PCL (Airlines) (b)	116,300	84,506
Thai Oil PCL (Oil, Gas & Consumable Fuels)	2,962,500	6,593,366
Thanachart Capital PCL (Commercial Banks)	70,400	87,000
Thoresen Thai Agencies PCL (Marine)	45,800	24,966
TMB Bank PCL (Commercial Banks)	2,317,500	140,914
TPI Polene PCL (Construction Materials)	97,000	44,897
Vinythai PCL (Chemicals)	51,000	30,071

		14,018,764

Turkey 0.9%
Adana Cimento Sanayii TAS Class A (Construction Materials)	15,372	32,613
Aksa Akrilik Kimya Sanayii (Textiles, Apparel & Luxury Goods)	13,078	37,749
Anadolu Cam Sanayii AS (Containers & Packaging) (b)	21,699	34,118
Anadolu Sigorta (Insurance) (b)	72,371	46,836
Asya Katilim Bankasi AS (Commercial Banks) (b)	63,974	79,635
Dogan Sirketler Grubu Holding AS (Industrial Conglomerates) (b)	111,747	57,889
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Pharmaceuticals)	33,519	37,676
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	99,840	137,531
Ford Otomotiv Sanayi AS (Automobiles)	142,807	1,718,863
Gentas Genel Metal Sanayi ve Ticaret AS (Commercial Services & Supplies)	39,557	30,576
Global Yatirim Holding AS (Diversified Financial Services) (b)	55,866	38,555
GSD Holding (Commercial Banks) (b)	102,720	44,685
Ihlas Holding AS (Industrial Conglomerates) (b)	87,504	61,470
Ipek Dogal Enerji Kaynaklari ve Uretim AS (Commercial Services & Supplies) (b)	26,426	89,124
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A (Metals & Mining) (b)	26,759	21,377
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D (Metals & Mining)	36,922	26,165
KOC Holding AS (Industrial Conglomerates)	41,801	217,469
Petkim Petrokimya Holding AS (Chemicals)	6,352	9,900
Polyester Sanayi AS (Chemicals) (b)	47,176	31,620

M-118	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Turkey (continued)
Sekerbank TAS (Commercial Banks) (b)	21,585	$21,826
Soda Sanayii AS (Chemicals) (b)	21,843	29,639
Tekfen Holding AS (Construction & Engineering)	14,345	58,447
Trakya Cam Sanayi AS (Building Products) (b)	26,896	36,865
Turk Hava Yollari (Airlines) (b)	62,036	218,293
Turkiye Is Bankasi Class C (Commercial Banks)	203,559	707,520
Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	55,873	92,681
Turkiye Vakiflar Bankasi Tao (Commercial Banks)	96,933	251,344
Vestel Elektronik Sanayi ve Ticaret AS (Household Durables) (b)	24,553	26,056

		4,196,522

United Kingdom 0.0%‡
West China Cement, Ltd. (Construction Materials)	288,000	58,024

Total Common Stocks (Cost $391,009,217)		403,936,117

Exchange Traded Funds 3.7% (i)
India 0.9%
PowerShares India Portfolio (Capital Markets)	216,598	3,976,739

United States 2.8%
iShares MSCI Emerging Markets Index Fund (Capital Markets)	154,001	6,829,944
Vanguard Emerging Markets (Capital Markets)	129,607	5,771,400

		12,601,344

Total Exchange Traded Funds (Cost $16,795,421)		16,578,083

Preferred Stocks 4.0%
Brazil 4.0%
Banco Industrial e Comercial S.A. 7.34% (Commercial Banks)	15,600	51,506
Banco Panamericano S.A. 1.32% (Commercial Banks)	35,600	90,522
Braskem S.A. Class A 4.35% (Chemicals)	17,500	115,835
Cia Ferro Ligas da Bahia—Ferbasa 1.88% (Metals & Mining)	15,311	93,965
Cia Paranaense de Energia Class B 4.06% (Electric Utilities)	436,230	6,720,437

	Shares	Value
Brazil (continued)
Eucatex S.A. Industria e Comercio 2.86% (Paper & Forest Products)	8,300	$32,332
Forjas Taurus S.A. 3.43% (Aerospace & Defense)	49,000	69,892
Gerdau S.A. 1.56% (Metals & Mining)	17,300	154,395
Inepar S.A. Industria e Construcoes 0.00% (Electrical Equipment) (b)	7,200	4,788
Suzano Papel e Celulose S.A. 0.00% (Paper & Forest Products) (b)	84,800	295,945
Unipar Participacoes S.A. 0.49% (Chemicals)	200,800	39,428
Usinas Siderurgicas de Minas Gerais S.A. 0.65% (Metals & Mining)	110,400	719,714
♦Vale S.A. 5.38% (Metals & Mining)	457,800	9,314,232

		17,702,991

Colombia 0.0%‡
Grupo De Inversiones Suramericana S.A. 2.76% (Diversified Financial Services)	4,182	92,484

Total Preferred Stocks (Cost $18,665,294)		17,795,475

	Number of Rights
Rights 0.0%‡
Brazil 0.0%‡
MMX Mineracao e Metalicos S.A. Expires 1/18/13 (Metals & Mining) (b)	84,609	16,529

Poland 0.0%‡
Polimex-Mostostal S.A. (Construction & Engineering) (b)(d)	58,304	697

Total Rights (Cost $0)		17,226

	Number of Warrants

Warrants 0.0%‡
Malaysia 0.0%‡
WCT BHD Expires 12/11/17 (Construction & Engineering) (b)	16,880	1,628

Total Warrants (Cost $1,820)		1,628

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-119

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
United States 2.1%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $9,121,484 (Collateralized by a Federal National Mortgage Association Security with a rate of 2.140% and a maturity date of 11/7/22, with a Principal Amount of $9,270,000 and a Market Value of $9,307,979) (Capital Markets)	$9,121,478	$9,121,478

Total Short-Term Investment (Cost $9,121,478)		9,121,478

Total Investments (Cost $435,593,230) (j)	100.3%	447,450,007
Other Assets, Less Liabilities	(0.3)	(1,130,396)
Net Assets	100.0%	$446,319,611

‡	Less than one-tenth of a percent.

(a)	ADR—American Depositary Receipt.

(b)	Non-income producing security.

(c)	Illiquid security. The total market value of this security as of December 31, 2012 is $2, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Fair valued security. The total market value of these securities as of December 31, 2012 is $43,079, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(e)	GDR—Global Depositary Receipt.

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(g)	Less than one dollar.

(h)	NVDR—Non-Voting Depositary Receipt.

(i)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(j)	As of December 31, 2012, cost is $439,753,964 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$30,513,433
Gross unrealized depreciation	(22,817,390)

Net unrealized appreciation	$7,696,043

M-120	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Brazil	$8,187,277	$22,748,106	$—	$30,935,383
Chile	9,792,370	2,642,187	—	12,434,557
China (b)	1,076,895	70,607,632	42,382	71,726,909
Colombia	8,587,688	49,883	—	8,637,571
Czech Republic	—	6,765,735	—	6,765,735
Egypt	—	1,466,615	—	1,466,615
Hungary	—	2,550,156	—	2,550,156
India	3,113,628	9,499,479	—	12,613,107
Indonesia	—	13,835,302	—	13,835,302
Jordan	—	3,732,841	—	3,732,841
Lebanon	—	633,642	—	633,642
Malaysia	22,064	14,514,119	—	14,536,183
Philippines	—	1,725,181	—	1,725,181
Poland	—	18,494,860	—	18,494,860
Republic of Korea (c)	2,961,097	49,596,201	0	52,557,298
Russia	19,200,271	9,775,616	—	28,975,887
South Africa	1,003,694	39,387,156	—	40,390,850
Taiwan	400,950	36,472,848	—	36,873,798
Thailand	314,897	13,703,867	—	14,018,764
Turkey	—	4,196,522	—	4,196,522
United Kingdom	—	58,024	—	58,024
All Other Countries	26,776,932	—	—	26,776,932

Total Common Stocks	81,437,763	322,455,972	42,382	403,936,117

Exchange Traded Funds	16,578,083	—	—	16,578,083
Preferred Stocks	—	17,795,475	—	17,795,475
Rights (d)	16,529	—	697	17,226
Warrants	1,628	—	—	1,628
Short-Term Investment
Repurchase Agreement	—	9,121,478	—	9,121,478

Total Investments in Securities	$98,034,003	$349,372,925	$43,079	$447,450,007

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $42,382 are securities listed under China within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 security valued at less than one dollar is listed under Republic of Korea within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 security valued at $697 is a security listed under Poland within the Rights section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

Investments in Securities	Balance as of February 17, 2012 (a)	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012 (b)
Common Stocks
China	$—	$—	$—	$(52,383)	$94,765	$—	$—	$—	$42,382	$(52,583)
Rights
Poland	—	—	—	697	—	—	—	—	697	697

Total	$—	$—	$—	$(51,686)	$94,765	$—	$—	$—	$43,079	$(51,886)

(a) Inception Date

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-121

Portfolio of Investments December 31, 2012 (continued)

The table below sets forth the diversification of MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Aerospace & Defense	$6,252,528	1.4%
Air Freight & Logistics	38,691	0.0	‡
Airlines	6,119,418	1.4
Auto Components	9,354,121	2.1
Automobiles	8,370,849	1.9
Beverages	9,123,201	2.0
Building Products	283,912	0.1
Capital Markets	27,433,863	6.1
Chemicals	5,745,844	1.3
Commercial Banks	89,862,168	20.1
Commercial Services & Supplies	251,496	0.1
Communications Equipment	243,547	0.1
Computers & Peripherals	7,197,223	1.6
Construction & Engineering	4,552,261	1.0
Construction Materials	6,590,062	1.5
Containers & Packaging	215,283	0.1
Distributors	19,073	0.0	‡
Diversified Financial Services	1,258,544	0.3
Diversified Telecommunication Services	6,653,463	1.5
Electric Utilities	8,939,549	2.0
Electrical Equipment	3,153,874	0.7
Electronic Equipment & Instruments	4,401,835	1.0
Energy Equipment & Services	128,327	0.0	‡
Food & Staples Retailing	662,964	0.2
Food Products	3,036,182	0.7
Gas Utilities	3,355	0.0	‡
Health Care Equipment & Supplies	48,241	0.0	‡
Health Care Providers & Services	64,134	0.0	‡
Hotels, Restaurants & Leisure	6,454,341	1.4
Household Durables	8,462,725	1.9
Household Products	422,760	0.1
Industrial Conglomerates	6,127,771	1.4
Insurance	3,326,745	0.7

	Value	Percent†
IT Services	$96,833	0.0	%‡
Leisure Equipment & Products	52,745	0.0	‡
Machinery	19,328,595	4.3
Marine	3,691,482	0.8
Media	459,610	0.1
Metals & Mining	40,025,356	9.0
Miscellaneous	43,128	0.0	‡
Multi-Utilities	328,187	0.1
Multiline Retail	5,856,577	1.3
Office Electronics	40,379	0.0	‡
Oil, Gas & Consumable Fuels	75,371,082	16.9
Paper & Forest Products	2,784,016	0.6
Personal Products	35,743	0.0	‡
Pharmaceuticals	5,934,883	1.3
Professional Services	4,312	0.0	‡
Real Estate Management & Development	6,084,006	1.4
Road & Rail	93,730	0.0	‡
Semiconductors & Semiconductor Equipment	12,707,294	2.8
Software	138,661	0.0	‡
Specialty Retail	378,580	0.1
Textiles, Apparel & Luxury Goods	687,971	0.2
Trading Companies & Distributors	447,677	0.1
Transportation Infrastructure	1,611,401	0.4
Water Utilities	1,555,234	0.4
Wireless Telecommunication Services	34,894,175	7.8

	447,450,007	100.3
Other Assets, Less Liabilities	(1,130,396)	–0.3

Net Assets	$446,319,611	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

M-122	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $435,593,230)	$447,450,007
Cash denominated in foreign currencies (identified cost $708,026)	709,775
Receivables:
Investment securities sold	3,034,790
Fund shares sold	730,795
Dividends and interest	375,743
Other assets	873

Total assets	452,301,983

Liabilities
Payables:
Investment securities purchased	4,601,459
Manager (See Note 3)	432,819
Fund shares redeemed	430,955
Foreign capital gains tax (See Note 2(C))	239,043
Professional fees	122,495
Custodian	69,800
NYLIFE Distributors (See Note 3)	52,791
Shareholder communication	32,422
Trustees	588

Total liabilities	5,982,372

Net assets	$446,319,611

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,167
Additional paid-in capital	439,720,145

439,764,312
Undistributed net investment income	2,557,450
Accumulated net realized gain (loss) on investments and foreign currency transactions	(7,625,651)
Net unrealized appreciation (depreciation) on investments (a)	11,617,734
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	5,766

Net assets	$446,319,611

Initial Class
Net assets applicable to outstanding shares	$190,688,159

Shares of beneficial interest outstanding	18,846,221

Net asset value per share outstanding	$10.12

Service Class
Net assets applicable to outstanding shares	$255,631,452

Shares of beneficial interest outstanding	25,320,937

Net asset value per share outstanding	$10.10

(a)	Net of unrealized foreign capital gains tax of $239,043.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-123

Statement of Operations

for the period February 17, 2012 (inception date) through December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$8,800,335
Interest (b)	422

Total income	8,800,757

Expenses
Manager (See Note 3)	4,083,345
Distribution and service—Service Class (See Note 3)	537,967
Custodian	419,288
Professional fees	151,181
Shareholder communication	66,256
Trustees	8,348
Miscellaneous	25,945

Total expenses	5,292,330

Net investment income (loss)	3,508,427

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(7,888,641)
Foreign currency transactions	(687,987)

Net realized gain (loss) on investments and foreign currency transactions	(8,576,628)

Net change in unrealized appreciation (depreciation) on:
Investments	11,617,734
Translation of other assets and liabilities in foreign currencies	5,766

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	11,623,500

Net realized and unrealized gain (loss) on investments and foreign currency transactions	3,046,872

Net increase (decrease) in net assets resulting from operations	$6,555,299

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,151,706.
(b)	Interest recorded net of foreign withholding taxes in the amount of $9.

M-124	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through December 31, 2012

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,508,427
Net realized gain (loss) on investments and foreign currency transactions	(8,576,628)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	11,623,500

Net increase (decrease) in net assets resulting from operations	6,555,299

Capital share transactions:
Net proceeds from sale of shares	496,980,175
Cost of shares redeemed	(57,215,863)

Increase (decrease) in net assets derived from capital share transactions	439,764,312

Net increase (decrease) in net assets	446,319,611

Net Assets
Beginning of period	—

End of period	$446,319,611

Undistributed net investment income at end of period	$2,557,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-125

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.09
Net realized and unrealized gain (loss) on investments	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	0.12

Net asset value at end of period	$10.12

Total investment return	1.20	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15	%††
Net expenses	1.40	%††
Portfolio turnover rate	81%
Net assets at end of period (in 000’s)	$190,688

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.08
Net realized and unrealized gain (loss) on investments	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	0.10

Net asset value at end of period	$10.10

Total investment return	1.00	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96	%††
Net expenses	1.65	%††
Portfolio turnover rate	81%
Net assets at end of period (in 000’s)	$255,631

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-126	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Eagle Small Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended December 31, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–0.05%	0.89%
Service Class Shares	–0.26	1.14

Benchmark Performance	Since Inception (2/17/12)
Russell 2000® Growth Index[3]	1.64%
Average Lipper Variable Products Small-Cap Growth Portfolio[4]	–0.15

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-127

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2012, to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,085.10	$4.51	$1,020.80	$4.37

Service Class Shares	$1,000.00	$1,083.70	$5.81	$1,019.60	$5.64

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.86% for Initial Class and 1.11% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the period.

M-128	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of December 31, 2012 (Unaudited)

Specialty Retail	7.5%
Biotechnology	7.2
Health Care Equipment & Supplies	6.8
Energy Equipment & Services	6.2
Hotels, Restaurants & Leisure	6.0
Software	5.9
Machinery	4.2
Semiconductors & Semiconductor Equipment	4.0
Electronic Equipment & Instruments	3.7
Chemicals	3.5
Internet Software & Services	3.5
Commercial Services & Supplies	3.3
Health Care Providers & Services	3.2
Aerospace & Defense	2.9
Oil, Gas & Consumable Fuels	2.8
Electrical Equipment	2.6
Household Durables	2.2
Food & Staples Retailing	2.1
Airlines	1.5
Commercial Banks	1.5
Construction Materials	1.4

Insurance	1.4%
Metals & Mining	1.4
Real Estate Investment Trusts	1.4
Communications Equipment	1.2
Health Care Technology	1.2
Life Sciences Tools & Services	1.2
Road & Rail	1.2
Pharmaceuticals	1.1
Food Products	1.0
Textiles, Apparel & Luxury Goods	1.0
Consumer Finance	0.9
Air Freight & Logistics	0.8
Diversified Consumer Services	0.8
Construction & Engineering	0.7
Computers & Peripherals	0.6
Diversified Financial Services	0.6
Thrifts & Mortgage Finance	0.5
Building Products	0.2
Short-Term Investment	0.5
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page M-132 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Geospace Technologies Corp.

2.	Genesco, Inc.

3.	Vitamin Shoppe, Inc.

4.	Lufkin Industries, Inc.

5.	Geo Group, Inc. (The)
6.	Sirona Dental Systems, Inc.

7.	SHFL Entertainment, Inc.

8.	Bally Technologies, Inc.

9.	ArthroCare Corp.

10.	United Therapeutics Corp.

mainstayinvestments.com	M-129

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen and Eric Mintz of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its peers and its benchmark from February 17 through December 31, 2012?

The inception date for MainStay VP Eagle Small

Cap Growth Portfolio was February 17, 2012. From February 17 through December 31, 2012, the Portfolio returned –0.05% for Initial Class shares and –0.26% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the –0.15% return of the average Lipper1 Variable Products Small-Cap Growth Portfolio. From February 17 through December 31, 2012, both share classes underperformed the 1.64% return of the Russell 2000® Growth Index.1 The Russell 2000® Growth Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of the Russell 2000® Growth Index from February 17 through December 31, 2012, resulted largely from setbacks in information technology, where weak performance from Monster Worldwide detracted from returns. On the other hand, the Portfolio’s positions in the energy and materials sectors outperformed the Russell 2000® Growth Index, boosted by Geospace Technologies in energy and Texas Industries in materials.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive contributions to the Portfolio’s relative performance came from the energy and materials sectors, largely because of favorable stock selection and modestly overweight allocations. (Contributions take weightings and total returns into account.) The health care sector also contributed positively to the Portfolio’s relative performance as a result of stock selection.

The sector that detracted most significantly from the Portfolio’s performance relative to the Russell 2000® Growth Index was information technology. The sector posted negative returns and trailed the Index. The industrials sector also detracted from the Portfolio’s relative performance, with unfavorable stock selection leading to nominally negative total returns that fell short of the Index. To a lesser extent, the consumer discretionary sector also weighed on relative performance, largely because of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest stocks in terms of absolute performance during the reporting period were energy equipment & services company Geospace Technologies (formerly named OYO Geospace), correctional facilities management company Geo Group and pharmacy-benefit-management company Catalyst Health Solutions. Geospace Technologies continues to see demand strength and order growth for its geospace seismic recorders, along with increasing order traction for its seabed reservoir-monitoring systems. Geo Group shares rose sharply toward the end of the reporting period when the company announced plans to convert to a real-estate investment trust (REIT) structure and to pay a large special dividend. During the reporting period, Catalyst Health Solutions was acquired by SXC Health Solutions, a slightly larger peer, at a modest premium.

The stocks that made the weakest contributions

to the Portfolio’s absolute performance during the reporting period were energy equipment & services company Lufkin Industries, health care technology company Quality Systems and specialty retailer Genesco. Although oil-rig counts have continued to climb, pump jack manufacturer Lufkin Industries could be hurt if sustained lower oil prices reduce spending for exploration and production. Quality Systems saw erosion in its previously strong positioning as the electronic health records market has shifted away from relatively small physician groups toward larger hospitals, which are quickly acquiring smaller practices. Genesco is a retailer of headwear, sporting goods, footwear and clothing accessories. Despite beating estimates in the third quarter and raising guidance for 2013, Genesco traded down in the fourth quarter as investors became concerned with declining same-store sales at its Lids cap subsidiary. In our opinion, those sagging late-2012 sales mean that year-over-year revenue comparisons should be easier to match or exceed in the latter part of 2013. We continue to

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-130	MainStay VP Eagle Small Cap Growth Portfolio

hold Genesco and believe it will be a strong contributor to 2013 performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the stocks the Portfolio purchased during the reporting period were liquid natural gas (LNG) engineered equipment manufacturer Chart Industries, medical device company HeartWare and organic foods producer and distributor WhiteWave Foods. In our view, a position in Chart Industries was a great way to play the LNG export-terminal build-out in North America and the shift to natural gas–powered trucks. We believe that HeartWare is well positioned in left ventricular-assist devices for the treatment of heart failure. The long-awaited U.S. Food and Drug Administration (FDA) approval of its product for potential transplant patients is expected to provide a substantial catalyst as the product launch takes shape over the coming quarters. We believe that being the second player in a field with only two major suppliers may set the company up for substantial revenue growth in 2013. WhiteWave Foods produces and distributes organic dairy food and beverage products through brands such as Silk soybean milk substitute and International Delight coffee creamers and beverages. The firm is expected to leverage strong awareness of its product portfolio into the rapidly growing organic-foods business.

The Portfolio sold its position in Bruker, a provider

of high-performance scientific instruments and solutions for molecular and materials research. When management expressed subdued expectations for its European segment, which accounts for about a third of its business, we sold the stock. The company’s new chief financial officer is focused on restructuring operations, but we believe that the plan may take several years. We also sold the Portfolio’s position in EZCORP, a specialty finance company providing credit terms and short-term pawn loans through single-payment and non-collateralized payday loan methods in the United States. We sold the stock when the company’s positioning wavered as its chief financial officer departed and regulatory uncertainty hurt payday lending. Sapient is an IT services provider specializing in digital marketing and risk-management consulting. We sold the Portfolio’s position in the stock because of moderating revenue growth in SapientNitro, the company’s digital marketing segment.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s weighting in the small consumer staples sector increased. The addition of one or two names was enough to increase the Portfolio’s relative weighting in the sector, which remains at a modest underweight relative to the benchmark. The Portfolio also increased its weighing in the industrials sector, but tended to remain slightly underweight relative to the Russell 2000® Growth Index, as it has since the Portfolio’s inception.

The Portfolio’s weighting in the consumer discretionary sector decreased, moving from a modest underweight to a nominal overweight relative to the Russell 2000® Growth Index. The Portfolio also decreased its allocation to the information technology sector from roughly neutral to modestly underweight. In part, this was due to a reduction in the Portfolio’s overweight position in the software industry.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio was modestly overweight relative to the Russell 2000® Growth Index in energy and materials because we expect those cyclical groups to perform well. As of the same date, the Portfolio remained modestly underweight relative to the Index in consumer staples and financials. In financials, the Portfolio maintained some exposure to REITs, which have not traditionally been viewed as growth stocks. Even so, exposure to REITs in the Russell 2000® Growth Index has grown to a level that, from a risk-management perspective, required the Portfolio to have exposure to REITs as well.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-131

Portfolio of Investments December 31, 2012

	Shares	Value
Common Stocks 99.2%†
Aerospace & Defense 2.9%
Hexcel Corp. (a)	176,502	$4,758,494
Triumph Group, Inc.	69,453	4,535,281

		9,293,775

Air Freight & Logistics 0.8%
Atlas Air Worldwide Holdings, Inc. (a)	55,556	2,461,686

Airlines 1.5%
JetBlue Airways Corp. (a)	527,370	3,011,283
US Airways Group, Inc. (a)	122,646	1,655,721

		4,667,004

Biotechnology 7.2%
Acorda Therapeutics, Inc. (a)	110,091	2,736,862
Ariad Pharmaceuticals, Inc. (a)	162,394	3,114,717
BioMarin Pharmaceutical, Inc. (a)	38,743	1,908,093
Halozyme Therapeutics, Inc. (a)	330,363	2,216,736
Onyx Pharmaceuticals, Inc. (a)	50,010	3,777,255
Seattle Genetics, Inc. (a)	76,164	1,767,005
Theravance, Inc. (a)	120,383	2,680,929
♦United Therapeutics Corp. (a)	89,616	4,787,287

		22,988,884

Building Products 0.2%
Apogee Enterprises, Inc.	23,031	552,053

Chemicals 3.5%
Georgia Gulf Corp.	95,324	3,934,974
Huntsman Corp.	198,771	3,160,459
Quaker Chemical Corp.	74,916	4,034,976

		11,130,409

Commercial Banks 1.5%
Citizens Republic Bancorp, Inc. (a)	126,488	2,399,478
UMB Financial Corp.	53,992	2,367,009

		4,766,487

Commercial Services & Supplies 3.3%
♦Geo Group, Inc. (The)	214,207	6,040,638
Waste Connections, Inc.	128,356	4,337,149

		10,377,787

Communications Equipment 1.2%
Riverbed Technology, Inc. (a)	202,948	4,002,134

Computers & Peripherals 0.6%
Fusion-io, Inc. (a)	78,880	1,808,718

Construction & Engineering 0.7%
Northwest Pipe Co. (a)	90,617	2,162,122

	Shares	Value
Construction Materials 1.4%
Texas Industries, Inc. (a)	88,080	$4,492,961

Consumer Finance 0.9%
Cash America International, Inc.	72,874	2,890,911

Diversified Consumer Services 0.8%
Sotheby’s	73,179	2,460,278

Diversified Financial Services 0.6%
KKR Financial Holdings LLC	174,752	1,845,381

Electrical Equipment 2.6%
General Cable Corp. (a)	82,039	2,494,806
Regal-Beloit Corp.	48,967	3,450,704
Thermon Group Holdings, Inc. (a)	105,260	2,371,508

		8,317,018

Electronic Equipment & Instruments 3.7%
Coherent, Inc.	89,995	4,555,547
InvenSense, Inc. (a)	210,605	2,339,821
IPG Photonics Corp.	55,701	3,712,472
Universal Display Corp. (a)	45,915	1,176,342

		11,784,182

Energy Equipment & Services 6.2%
Dril-Quip, Inc. (a)	32,345	2,362,802
♦Geospace Technologies Corp. (a)	113,191	10,059,284
♦Lufkin Industries, Inc.	103,949	6,042,555
Ocean Rig UDW, Inc. (a)	79,141	1,184,741

		19,649,382

Food & Staples Retailing 2.1%
Fresh Market, Inc. (The) (a)	81,470	3,917,892
Natural Grocers by Vitamin Cottage, Inc. (a)	148,071	2,826,676

		6,744,568

Food Products 1.0%
WhiteWave Foods Co. Class A (a)	204,755	3,181,893

Health Care Equipment & Supplies 6.8%
♦ArthroCare Corp. (a)	141,151	4,882,413
Cooper Cos., Inc. (The)	44,409	4,106,944
HeartWare International, Inc. (a)	39,021	3,275,813
♦Sirona Dental Systems, Inc. (a)	88,182	5,684,212
Thoratec Corp. (a)	101,396	3,804,378

		21,753,760

Health Care Providers & Services 3.2%
Air Methods Corp.	83,490	3,079,946
Catamaran Corp. (a)	55,520	2,615,547
Centene Corp. (a)	109,300	4,481,300

		10,176,793

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-132	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Technology 1.2%
MedAssets, Inc. (a)	226,886	$3,804,878

Hotels, Restaurants & Leisure 6.0%
♦Bally Technologies, Inc. (a)	114,779	5,131,769
BJ’s Restaurants, Inc. (a)	87,509	2,879,046
Orient-Express Hotels, Ltd. (a)	233,700	2,731,953
Pinnacle Entertainment, Inc. (a)	182,915	2,895,545
♦SHFL Entertainment, Inc. (a)	366,986	5,321,297

		18,959,610

Household Durables 2.2%
Meritage Homes Corp. (a)	118,825	4,438,114
Universal Electronics, Inc. (a)	126,242	2,442,782

		6,880,896

Insurance 1.4%
Validus Holdings, Ltd.	127,570	4,411,371

Internet Software & Services 3.5%
Cornerstone OnDemand, Inc. (a)	110,714	3,269,384
Demandware, Inc. (a)	56,802	1,551,831
Monster Worldwide, Inc. (a)	754,666	4,241,223
Trulia, Inc. (a)	136,903	2,223,305

		11,285,743

Life Sciences Tools & Services 1.2%
PAREXEL International Corp. (a)	126,403	3,740,265

Machinery 4.2%
Chart Industries, Inc. (a)	23,975	1,598,413
Colfax Corp. (a)	72,582	2,928,684
Terex Corp. (a)	156,758	4,406,467
WABCO Holdings, Inc. (a)	36,550	2,382,695
Woodward, Inc.	54,360	2,072,747

		13,389,006

Metals & Mining 1.4%
RTI International Metals, Inc. (a)	162,660	4,482,910

Oil, Gas & Consumable Fuels 2.8%
Gulfport Energy Corp. (a)	107,979	4,126,957
Oasis Petroleum, Inc. (a)	149,843	4,765,008

		8,891,965

	Shares	Value
Pharmaceuticals 1.1%
Salix Pharmaceuticals, Ltd. (a)	89,606	$3,627,251

Real Estate Investment Trusts 1.4%
Redwood Trust, Inc.	101,096	1,707,511
Two Harbors Investment Corp.	250,374	2,774,144

		4,481,655

Road & Rail 1.2%
Landstar System, Inc.	54,258	2,846,375
Quality Distribution, Inc. (a)	188,546	1,131,276

		3,977,651

Semiconductors & Semiconductor Equipment 4.0%
Cavium, Inc. (a)	116,540	3,637,213
EZchip Semiconductor, Ltd. (a)	72,907	2,411,035
Teradyne, Inc. (a)	232,164	3,921,250
Veeco Instruments, Inc. (a)	89,872	2,653,021

		12,622,519

Software 5.9%
Compuware Corp. (a)	165,521	1,799,213
Concur Technologies, Inc. (a)	34,469	2,327,347
Fortinet, Inc. (a)	222,169	4,681,101
NICE Systems, Ltd., Sponsored ADR (a)(b)	118,902	3,980,839
QLIK Technologies, Inc. (a)	167,805	3,644,725
TIBCO Software, Inc. (a)	110,144	2,424,269

		18,857,494

Specialty Retail 7.5%
Chico’s FAS, Inc.	187,417	3,459,718
Francesca’s Holdings Corp. (a)	139,876	3,631,181
♦Genesco, Inc. (a)	176,945	9,731,975
Sally Beauty Holdings, Inc. (a)	12,920	304,524
♦Vitamin Shoppe, Inc. (a)	115,997	6,653,588

		23,780,986

Textiles, Apparel & Luxury Goods 1.0%
Steven Madden, Ltd. (a)	78,200	3,305,514

Thrifts & Mortgage Finance 0.5%
Home Loan Servicing Solutions, Ltd.	83,773	1,583,310

Total Common Stocks (Cost $307,688,178)		315,591,210

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-133

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value
Short-Term Investment 0.5%
Repurchase Agreement 0.5%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $1,635,335 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $1,665,000 and a Market Value of $1,671,822)	$1,635,334	$1,635,334

Total Short-Term Investment (Cost $1,635,334)		1,635,334

Total Investments (Cost $309,323,512) (c)	99.7%	317,226,544
Other Assets, Less Liabilities	0.3	999,397
Net Assets	100.0%	$318,225,941
(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of December 31, 2012, cost is $310,740,371 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$26,529,975
Gross unrealized depreciation	(20,043,802)

Net unrealized appreciation	$6,486,173

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$315,591,210	$—	$—	$315,591,210
Short-Term Investment
Repurchase Agreement	—	1,635,334	—	1,635,334

Total Investments in Securities	$315,591,210	$1,635,334	$—	$317,226,544

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-134	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $309,323,512)	$317,226,544
Receivables:
Investment securities sold	4,704,897
Dividends and interest	157,063
Fund shares sold	1,323
Other assets	771

Total assets	322,090,598

Liabilities
Due to custodian	800,426
Payables:
Investment securities purchased	2,561,450
Manager (See Note 3)	216,177
Fund shares redeemed	211,711
Professional fees	38,578
Shareholder communication	24,995
NYLIFE Distributors (See Note 3)	9,547
Custodian	1,319
Trustees	454

Total liabilities	3,864,657

Net assets	$318,225,941

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,848
Additional paid-in capital	318,680,285

318,712,133
Undistributed net investment income	250,633
Accumulated net realized gain (loss) on investments	(8,639,857)
Net unrealized appreciation (depreciation) on investments	7,903,032

Net assets	$318,225,941

Initial Class
Net assets applicable to outstanding shares	$272,907,794

Shares of beneficial interest outstanding	27,304,529

Net asset value per share outstanding	$9.99

Service Class
Net assets applicable to outstanding shares	$45,318,147

Shares of beneficial interest outstanding	4,543,967

Net asset value per share outstanding	$9.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-135

Statement of Operations

for the period February 17, 2012 (inception date) through December 31, 2012

Investment Income (Loss)
Income
Dividends	$2,850,420
Interest	408

Total income	2,850,828

Expenses
Manager (See Note 3)	2,159,801
Distribution and service—Service Class (See Note 3)	104,112
Professional fees	56,875
Shareholder communication	52,298
Custodian	10,433
Trustees	6,523
Miscellaneous	12,126

Total expenses	2,402,168

Net investment income (loss)	448,660

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(8,837,884)
Net change in unrealized appreciation (depreciation) on investments	7,903,032

Net realized and unrealized gain (loss) on investments	(934,852)

Net increase (decrease) in net assets resulting from operations	$(486,192)

M-136	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through December 31, 2012

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$448,660
Net realized gain (loss) on investments	(8,837,884)
Net change in unrealized appreciation (depreciation) on investments	7,903,032

Net increase (decrease) in net assets resulting from operations	(486,192)

Capital share transactions:
Net proceeds from sale of shares	374,820,551
Cost of shares redeemed	(56,108,418)

Increase (decrease) in net assets derived from capital share transactions	318,712,133

Net increase (decrease) in net assets	318,225,941

Net Assets
Beginning of period	—

End of period	$318,225,941

Undistributed net investment income at end of period	$250,633

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-137

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	(0.03)

Total from investment operations	(0.01)

Net asset value at end of period	$9.99

Total investment return	(0.10	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.22	% ††
Net expenses	0.86	% ††
Portfolio turnover rate	78%
Net assets at end of period (in 000’s)	$272,908

**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.02)

Total from investment operations	(0.03)

Net asset value at end of period	$9.97

Total investment return	(0.30	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.09	%)††
Net expenses	1.11	% ††
Portfolio turnover rate	78%
Net assets at end of period (in 000’s)	$45,318

**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-138	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Flexible Bond Opportunities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2012

Class	One Year	Since Inception (4/29/11)	Gross Expense Ratio[2]
Initial Class Shares	13.88%	7.21%	0.78%
Service Class Shares	13.58	6.94	1.03

Benchmark Performance	One Year	Since Inception (4/29/11)
Barclays U.S. Aggregate Bond Index[3]	4.22%	6.18%
Average Lipper Variable Products Global Income Portfolio[4]	9.42	5.20

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Global Income Portfolio is representative of portfolios that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-139

Cost in Dollars of a $1,000 Investment in MainStay VP Flexible Bond Opportunities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,073.40	$3.34	$1,021.90	$3.25

Service Class Shares	$1,000.00	$1,072.00	$4.69	$1,020.60	$4.57

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-140	MainStay VP Flexible Bond Opportunities Portfolio

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-144 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	United States Treasury Inflation-Indexed Notes, 1.125%–1.25%, due 7/15/20–1/15/21

2.	Bank of America Corp., 4.75%–7.625%, due 5/6/19 –7/1/20

3.	First Data Corp., 7.375%–8.875%, due 6/15/19–8/15/20

4.	Royal Bank of Scotland Group PLC, 6.125%–6.40%, due 10/21/19–12/15/22

5.	Sprint Capital Corp., 6.90%–8.75%, due 5/1/19–3/15/32
6.	Novelis, Inc., 8.375%–8.75%, due 12/15/17–12/15/20

7.	Portugal Obrigacoes do Tesouro OT, 4.95%, due 10/25/23

8.	Urbi Desarrollos Urbanos S.A.B. de C.V., 9.50%–9.75%, due 1/21/20–2/3/22

9.	Triumph Group, Inc., 8.00%–8.625%, due 11/15/17–7/15/18

10.	KB Home, 8.00%, due 3/15/20

mainstayinvestments.com	M-141

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Flexible Bond Opportunities Portfolio perform relative to its peers and its benchmark during the reporting period?

For the 12 months ended December 31, 2012, MainStay VP Flexible Bond Opportunities Portfolio returned 13.88% for Initial Class shares and 13.58% for Service Class shares. Both share classes outperformed the 9.42% return of the average Lipper1 Variable Products Global Income Portfolio and the 4.22% return of the Barclays U.S. Aggregate Bond Index for the 12 months ended December 31, 2012. The Barclays U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

Were there any changes to the Portfolio during the reporting period?

At a meeting of the Board of Trustees (“Board”) of the Fund on December 12, 2012, the Board approved: (1) a change to the name of the Portfolio; (2) changes to the investment objective; (3) modification to the principal investment strategies; and (4) the addition of new secondary benchmark indices. It is anticipated that effective May 1, 2013, the name of the Portfolio will be changed to “MainStay VP Unconstrained Bond Portfolio,” the Portfolio’s investment objective will change from “to seek current income and total return by investing primarily in domestic and foreign debt securities“ to “to seek total return by investing primarily in domestic and foreign debt securities” and the Bank of America Merrill Lynch U.S. 3-month LIBOR Constant Maturity Index will become a secondary benchmark of the Portfolio and the Morningstar Nontraditional Bond Category Average will become an additional benchmark. Please see the Supplement dated December 13, 2012, to the Prospectus dated May 1, 2012, as supplemented.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance of the Barclays U.S. Aggregate Bond Index was primarily driven by an overweight position in spread2 products, specifically high-yield corporate bonds. Assets with higher-risk profiles provided strong results during the reporting period, largely in response to accommodative monetary policies among the world’s central banks. In particular, the European Central Bank’s Long Term Refinancing Operations offered in late December 2011 and in February 2012 helped recapitalize the European banking system. In the last quarter of the reporting period, the European Central Bank president’s proclamation to “preserve the euro”—along with the U.S. Federal Reserve’s announcement that it would engage in an open-ended mortgage purchase program—calmed market fears and kept the “risk rally” alive as investors continued to search for yield. A stronger appetite for risk benefited the Portfolio’s overweight positions in high-yield corporate bonds and convertible bonds.

High-yield corporate bonds were the Portfolio’s largest overweight position in relation to the Barclays U.S. Aggregate Bond Index. (The Index consists entirely of investment-grade bonds.) Within high-yield corporate bonds, holdings in sectors that are more cyclical—such as financials, gaming and housing—were among the Portfolio’s strongest performers.

Lower-risk assets, such as U.S. Treasury securities and agency mortgages, underperformed the Barclays U.S. Aggregate Bond Index. Fortunately, having underweight positions in these asset classes helped the Portfolio’s performance relative to the Barclays U.S. Aggregate Bond Index.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period, in large part because of the Portfolio’s overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. To further insulate the Portfolio from a potential rise in interest rates, we maintained a short position in U.S. Treasury futures to keep the Portfolio’s duration shorter than that of the Index.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-142	MainStay VP Flexible Bond Opportunities Portfolio

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, there were many macro factors to consider, and the Portfolio experienced some periods of volatility. Nevertheless, we did not make any material changes to the Portfolio’s positioning. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. Additionally, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we maintained a risk profile that was higher than that of the Barclays U.S. Aggregate Bond Index.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance, and which market segments were particularly weak?

An overweight position in high-yield corporate bonds was the driving force behind the Portfolio’s outperformance of the Barclays U.S. Aggregate Bond Index. During the reporting period, the Barclays U.S. Aggregate Bond Index was up 4.22%, while high-yield corporate bonds, as measured by the Bank of America Merrill Lynch High Yield Master II Constrained Index,1 was up 15.6%. Within high-yield corporate bonds, the Portfolio’s financials and real estate holdings were the best performers. Energy and utilities holdings were among the Portfolio’s weakest performers.

Convertible bond holdings also had a positive impact on the Portfolio’s performance during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight sector positions contributed to the Portfolio’s relative performance as investors continued their search for higher-yielding assets and were willing to assume higher levels of risk to pursue their yield objectives. (Contributions take weightings and total returns into account.)

Did the Portfolio make any significant purchases or sales during the reporting period?

The year 2012 brought robust new issuance in the high-yield corporate bond market. As of December 31, 2012, year-to-date volume exceeded the previous record set in 2010. The majority of new issuance, approximately 60% year-to-date, was for refinancing. Several companies in which the Portfolio held positions, including privatized correctional and detention facilities operator Corrections Corporation of America and residential home builder Meritage Homes, redeemed their bonds during the reporting period.

In 2012, some companies whose bonds the Portfolio had previously owned issued new securities that fit our process, and we bought them for the Portfolio. Among these companies were oil and gas producer Chesapeake Energy, gaming facilities operator Mohegan Tribal Gaming Authority and residential home builder KB Home.

How did the Portfolio’s sector weightings change during the reporting period?

Prior to and during the reporting period, we viewed the accommodative monetary policies of the world’s central banks as a positive for spread product, specifically high-yield and investment-grade corporate bonds. For this reason, we maintained an overweight position in credit throughout the reporting period. We also maintained an underweight position in government and government-sponsored securities in the Portfolio.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio remained positioned to take advantage of accommodative monetary policies globally. The Portfolio’s most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index was high-yield corporate bonds. The Portfolio also held overweight positions in bank debt and convertible securities.

As of the same date, the Portfolio held underweight positions relative to the Index in U.S. Treasury securities, agency debentures and agency mortgage-backed securities. As of December 31, 2012, the Portfolio’s duration position was shorter than that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-143

Portfolio of Investments December 31, 2012

	Principal Amount	Value

Long-Term Bonds 86.5%† Asset-Backed Securities 1.1%
Airlines 0.2%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22	$325,859	$322,601
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	22,798	24,052
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	79,809	88,684
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 7/15/18	147,507	170,739

		606,076

Home Equity 0.7%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.27%, due 10/25/36 (a)(b)	143,356	107,178
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.28%, due 5/25/37 (a)(b)	91,577	67,149
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.27%, due 4/25/37 (a)(b)	36,244	34,313
First NLC Trust Series 2007-1, Class A1 0.28%, due 8/25/37 (a)(b)(c)	108,916	47,658
GSAA Home Equity Trust Series 2006-14, Class A1 0.26%, due 9/25/36 (a)(b)	229,401	106,087
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.34%, due 4/25/37 (a)(b)	63,533	54,296
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.31%, due 4/25/37 (a)(b)	119,348	103,801
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.31%, due 3/25/47 (a)(b)	78,894	56,708
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.26%, due 11/25/36 (a)(b)	28,861	11,707
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.32%, due 3/25/37 (a)(b)	190,791	126,707
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.31%, due 9/25/36 (a)(b)	128,178	84,193

	Principal Amount	Value

Home Equity (continued)
Morgan Stanley ABS Capital I, Inc. (continued)
Series 2006-HE8, Class A2B 0.31%, due 10/25/36 (a)(b)	$52,878	$29,308
Series 2007-HE4, Class A2A 0.32%, due 2/25/37 (a)(b)	25,283	10,216
Series 2007-NC2, Class A2FP 0.36%, due 2/25/37 (a)(b)	104,412	55,255
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)(d)	208,002	109,069
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.30%, due 5/25/37 (a)(b)	127,750	63,603
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.29%, due 6/25/37 (a)(b)	159,406	149,448
Series 2006-EQ2, Class A2 0.32%, due 1/25/37 (a)(b)	79,657	47,570
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.32%, due 9/25/37 (a)(b)	867,897	715,527

		1,979,793

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.632%, due 5/25/29 (a)	536,978	493,341

Total Asset-Backed Securities (Cost $3,194,829)		3,079,210

Convertible Bonds 4.2%
Apparel 0.1%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (c)	175,000	182,109

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	142,000	225,780

Auto Parts & Equipment 0.1%
Meritor, Inc. 4.00%, due 2/15/27 (d)	350,000	263,594

Biotechnology 0.2%
Amgen, Inc. 0.375%, due 2/1/13	251,000	282,218
Gilead Sciences, Inc. 1.00%, due 5/1/14	266,000	436,240

		718,458

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-144	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Coal 0.2%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	$125,000	$116,719
Peabody Energy Corp. 4.75%, due 12/15/66	447,000	432,752

		549,471

Computers 0.3%
EMC Corp. 1.75%, due 12/1/13	396,000	632,364
Mentor Graphics Corp. 4.00%, due 4/1/31	180,000	212,513
SanDisk Corp. 1.50%, due 8/15/17	118,000	137,470

		982,347

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	190,000	471,675

Electronics 0.1%
TTM Technologies, Inc. 3.25%, due 5/15/15	303,000	307,166

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	258,000	270,416

Environmental Controls 0.2%
Covanta Holding Corp. 3.25%, due 6/1/14	445,000	539,841

Health Care—Products 0.1%
Teleflex, Inc. 3.875%, due 8/1/17	322,000	414,173

Health Care—Services 0.1%
WellPoint, Inc. 2.75%, due 10/15/42 (c)	160,000	172,900

Household Products & Wares 0.1%
Jarden Corp. 1.875%, due 9/15/18 (c)	310,000	315,231

Internet 0.2%
Dealertrack Technologies, Inc. 1.50%, due 3/15/17 (c)	90,000	95,456
Symantec Corp. 1.00%, due 6/15/13	275,000	296,485
VeriSign, Inc. 3.25%, due 8/15/37	185,000	234,256

		626,197

	Principal Amount	Value

Iron & Steel 0.4%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	$405,000	$443,222
ArcelorMittal 5.00%, due 5/15/14	219,000	228,718
Steel Dynamics, Inc. 5.125%, due 6/15/14	222,000	242,674
United States Steel Corp. 4.00%, due 5/15/14	182,000	197,129

		1,111,743

Lodging 0.1%
MGM Resorts International 4.25%, due 4/15/15	170,000	180,306

Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	40,000	57,475

Miscellaneous—Manufacturing 0.2%
Danaher Corp. (zero coupon), due 1/22/21	266,000	433,580
Textron, Inc. 4.50%, due 5/1/13	50,000	94,906

		528,486

Oil & Gas 0.1%
Stone Energy Corp. 1.75%, due 3/1/17 (c)	325,000	286,813

Oil & Gas Services 0.2%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	300,000	355,312
SEACOR Holdings, Inc. 2.50%, due 12/15/27 (c)	60,000	61,425
Subsea 7 S.A. 3.50%, due 10/13/14	100,000	152,700

		569,437

Pharmaceuticals 0.2%
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	65,000	160,672
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19 (c)	85,000	82,290
2.75%, due 5/15/15	125,000	143,594
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	295,000	302,744

		689,300

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	250,000	281,406

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-145

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Semiconductors 0.3%
Microchip Technology, Inc. 2.125%, due 12/15/37	$150,000	$190,125
Novellus Systems, Inc. 2.625%, due 5/15/41	130,000	162,500
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	260,000	278,362
Xilinx, Inc. 2.625%, due 6/15/17	75,000	102,469

		733,456

Software 0.0%‡
Bottomline Technologies, Inc. 1.50%, due 12/1/17	35,000	39,047
Microsoft Corp. (zero coupon), due 6/15/13 (c)	65,000	65,366

		104,413

Telecommunications 0.5%
Anixter International, Inc. 1.00%, due 2/15/13	286,000	327,828
Ciena Corp. 4.00%, due 12/15/20	130,000	149,419
SBA Communications Corp. 1.875%, due 5/1/13	233,000	397,119
4.00%, due 10/1/14	180,000	426,487

		1,300,853

Total Convertible Bonds (Cost $11,916,107)		11,883,046

Corporate Bonds 61.3%
Advertising 0.3%
Lamar Media Corp. 7.875%, due 4/15/18	750,000	828,750

Aerospace & Defense 2.4%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	1,200,000	1,318,500
B/E Aerospace, Inc. 5.25%, due 4/1/22	1,150,000	1,219,000
Ducommun, Inc. 9.75%, due 7/15/18	775,000	833,125
TransDigm, Inc. 7.75%, due 12/15/18	1,075,000	1,189,219
♦Triumph Group, Inc. 8.00%, due 11/15/17	900,000	972,000
8.625%, due 7/15/18	1,100,000	1,221,000

		6,752,844

	Principal Amount	Value

Agriculture 0.5%
Bunge, Ltd. Finance Corp. 8.50%, due 6/15/19	$1,015,000	$1,305,995

Airlines 2.1%
Continental Airlines, Inc.
7.875%, due 1/2/20	319,242	328,819
9.798%, due 10/1/22	720,252	785,074
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	320,140	352,954
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	86,057	97,030
Series 2010-2, Class B Pass Through Trust 6.75%, due 5/23/17	563,000	585,520
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	1,038,638	1,124,325
U.S. Airways, Inc. Series 2012-1A, Pass Through Trust 5.90%, due 4/1/26	1,879,000	2,048,110
United Air Lines, Inc. 9.875%, due 8/1/13 (c)	667,000	670,752

		5,992,584

Auto Manufacturers 1.3%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	1,360,000	1,496,000
Ford Motor Co. 6.625%, due 10/1/28	51,000	58,898
7.45%, due 7/16/31	525,000	666,750
9.98%, due 2/15/47	133,000	186,532
Navistar International Corp. 8.25%, due 11/1/21	1,415,000	1,365,475

		3,773,655

Auto Parts & Equipment 1.4%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19	500,000	495,000
Continental Rubber of America Corp. 4.50%, due 9/15/19 (c)	1,450,000	1,483,921
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,650,000	1,810,875
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	252,000	282,240

		4,072,036

M-146	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks 3.1%
♦Bank of America Corp. 4.75%, due 5/6/19 (a)	€1,000,000	$1,283,566
5.625%, due 7/1/20	$1,910,000	2,264,548
7.625%, due 6/1/19	95,000	121,559
CIT Group, Inc. 4.25%, due 8/15/17	600,000	617,845
Discover Bank / Greenwood 7.00%, due 4/15/20	1,055,000	1,309,989
JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)	1,500,000	1,699,515
Morgan Stanley 4.875%, due 11/1/22	831,000	860,413
PNC Funding Corp. 5.625%, due 2/1/17	495,000	571,518

		8,728,953

Building Materials 2.5%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,252,000	1,270,780
Masco Corp. 7.125%, due 3/15/20	1,100,000	1,279,774
Texas Industries, Inc. 9.25%, due 8/15/20	615,000	659,588
♦Urbi Desarrollos Urbanos S.A.B. de C.V.
9.50%, due 1/21/20 (c)	1,350,000	1,275,750
9.75%, due 2/3/22 (c)	1,000,000	947,500
USG Corp.
6.30%, due 11/15/16	280,000	289,800
8.375%, due 10/15/18 (c)	500,000	555,000
9.75%, due 1/15/18	582,000	659,115

		6,937,307

Chemicals 1.6%
Ashland, Inc. 4.75%, due 8/15/22 (c)	950,000	988,000
Dow Chemical Co. (The) 8.55%, due 5/15/19	596,000	804,645
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	877,000	901,118
Huntsman International LLC 8.625%, due 3/15/21	1,240,000	1,416,700
Momentive Performance Materials, Inc. 9.00%, due 1/15/21	610,000	445,300

		4,555,763

Coal 1.0%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	575,000	529,000

	Principal Amount	Value

Coal (continued)
Arch Coal, Inc. 7.25%, due 10/1/20	$1,045,000	$969,238
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17	763,000	816,410
Peabody Energy Corp. 7.375%, due 11/1/16	475,000	543,875

		2,858,523

Commercial Services 2.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
8.25%, due 1/15/19	677,000	748,085
9.625%, due 3/15/18	1,075,000	1,198,625
Ford Holdings LLC 9.30%, due 3/1/30	294,000	403,882
Geo Group, Inc. (The) 6.625%, due 2/15/21	277,000	307,470
Hertz Corp. (The) 7.375%, due 1/15/21	1,570,000	1,727,000
Iron Mountain, Inc. 7.75%, due 10/1/19	322,000	363,055
8.375%, due 8/15/21	1,077,000	1,195,470
United Rentals North America, Inc. 8.375%, due 9/15/20	1,548,000	1,714,410

		7,657,997

Computers 0.8%
NCR Corp. 5.00%, due 7/15/22 (c)	1,450,000	1,473,562
SunGard Data Systems, Inc. 6.625%, due 11/1/19 (c)	550,000	562,375
7.625%, due 11/15/20	325,000	355,063

		2,391,000

Diversified Financial Services 0.2%
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€277,000	357,948
General Electric Capital Corp. 6.50%, due 9/15/67 (a)	£185,000	309,539

		667,487

Electric 2.7%
Calpine Corp. 7.875%, due 7/31/20 (c)	$1,350,000	1,515,375
CMS Energy Corp. 8.75%, due 6/15/19	907,000	1,180,024
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (c)	1,494,000	1,773,203
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	800,000	902,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-147

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
NRG Energy, Inc. 8.50%, due 6/15/19	$1,405,000	$1,545,500
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	630,091
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	189,000	203,412

		7,749,605

Entertainment 0.7%
Isle of Capri Casinos, Inc. 7.75%, due 3/15/19	725,000	781,188
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (c)	185,000	181,300
Pinnacle Entertainment, Inc. 8.75%, due 5/15/20	975,000	1,053,000

		2,015,488

Environmental Controls 0.0%‡
EnergySolutions, Inc. / EnergySolutions LLC 10.75%, due 8/15/18	73,000	68,985

Finance—Auto Loans 0.7%
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	1,584,000	2,029,701

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	500,000	498,750
SLM Corp. 4.75%, due 3/17/14	€185,000	249,284
6.25%, due 1/25/16	$92,000	100,050
7.25%, due 1/25/22	625,000	689,063
8.00%, due 3/25/20	492,000	562,110
8.45%, due 6/15/18	250,000	292,500

		2,391,757

Finance—Credit Card 0.9%
American Express Co. 6.80%, due 9/1/66 (a)	486,000	521,843
Capital One Capital III 7.686%, due 8/1/66	1,703,000	1,703,000
Discover Financial Services 3.85%, due 11/21/22 (c)	300,000	309,562

		2,534,405

Finance—Other Services 0.5%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16	1,420,000	1,471,475

	Principal Amount	Value

Food 1.2%
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	$432,000	$457,920
Smithfield Foods, Inc. 7.75%, due 7/1/17	1,284,000	1,495,860
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	1,350,000	1,390,500

		3,344,280

Forest Products & Paper 0.6%
Domtar Corp. 10.75%, due 6/1/17	166,000	215,056
International Paper Co. 7.30%, due 11/15/39	157,000	212,823
MeadWestvaco Corp. 7.375%, due 9/1/19	900,000	1,128,914

		1,556,793

Gas 0.2%
Southern Union Co. 7.60%, due 2/1/24	383,000	487,749

Health Care—Products 1.1%
Alere, Inc. 7.25%, due 7/1/18 (c)	1,000,000	1,002,500
8.625%, due 10/1/18	277,000	278,385
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18 (c)	1,650,000	1,730,438

		3,011,323

Health Care—Services 0.6%
HCA, Inc. 7.50%, due 2/15/22	1,350,000	1,545,750

Home Builders 2.6%
Beazer Homes USA, Inc. 6.875%, due 7/15/15	1,375,000	1,378,437
8.125%, due 6/15/16	186,000	198,090
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	1,080,000	1,161,000
♦KB Home 8.00%, due 3/15/20	1,925,000	2,184,875
Lennar Corp. 6.95%, due 6/1/18	46,000	51,405
MDC Holdings, Inc. 5.625%, due 2/1/20	157,000	171,474
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,150,000	1,270,750
Standard Pacific Corp. 8.375%, due 5/15/18	885,000	1,026,600

		7,442,631

M-148	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Household Products & Wares 1.7%
Jarden Corp. 7.50%, due 5/1/17	$325,000	$366,031
7.50%, due 1/15/20	977,000	1,072,257
Mead Products LLC / ACCO Brands Corp. 6.75%, due 4/30/20 (c)	1,206,000	1,266,300
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
7.875%, due 8/15/19	475,000	528,438
8.50%, due 5/15/18	625,000	640,625
9.875%, due 8/15/19	826,000	883,820

		4,757,471

Insurance 2.3%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	162,000	172,327
American International Group, Inc. 4.875%, due 3/15/67 (a)	€1,300,000	1,540,053
Series A2 5.75%, due 3/15/67 (a)	£50,000	75,537
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$1,295,000	1,411,550
Farmers Exchange Capital 7.20%, due 7/15/48 (c)	137,000	166,345
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	102,000	113,475
10.75%, due 6/15/88 (a)(c)	987,000	1,470,630
Lincoln National Corp. 7.00%, due 5/17/66 (a)	1,407,000	1,438,657
Pacific Life Insurance Co. 9.25%, due 6/15/39 (c)	46,000	64,326
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	138,000	149,040

		6,601,940

Iron & Steel 1.6%
AK Steel Corp. 7.625%, due 5/15/20	800,000	696,000
8.75%, due 12/1/18 (c)	1,000,000	1,055,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	185,164
Cliffs Natural Resources, Inc. 3.95%, due 1/15/18	524,000	527,397
5.90%, due 3/15/20	760,000	808,138
United States Steel Corp. 7.00%, due 2/1/18	650,000	693,875
7.50%, due 3/15/22	600,000	631,500

		4,597,074

	Principal Amount	Value

Lodging 1.3%
Caesars Entertainment Operating Co., Inc. 10.00%, due 12/15/18	$1,250,000	$823,750
MGM Resorts International 6.75%, due 10/1/20 (c)	1,194,000	1,219,373
8.625%, due 2/1/19 (c)	475,000	529,625
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	900,000	1,026,000

		3,598,748

Machinery—Diversified 0.6%
Briggs & Stratton Corp. 6.875%, due 12/15/20	800,000	905,000
CNH America LLC 7.25%, due 1/15/16	748,000	841,500

		1,746,500

Media 1.7%
CC Holdings GS V LLC 2.381%, due 12/15/17 (c)	473,000	475,312
CCO Holdings LLC / CCO Holdings Capital Corp. 7.00%, due 1/15/19	222,000	239,483
7.25%, due 10/30/17	500,000	545,000
Clear Channel Communications, Inc. 9.00%, due 3/1/21	1,080,000	963,900
COX Communications, Inc. 6.95%, due 6/1/38 (c)	509,000	669,199
DISH DBS Corp. 6.75%, due 6/1/21	1,400,000	1,596,000
7.125%, due 2/1/16	185,000	207,200

		4,696,094

Metal Fabricate & Hardware 0.2%
Mueller Water Products, Inc. 8.75%, due 9/1/20	457,000	520,980

Mining 0.9%
Alcoa, Inc. 6.15%, due 8/15/20	724,000	790,712
Aleris International, Inc. 7.625%, due 2/15/18	924,000	940,170
7.875%, due 11/1/20 (c)	240,000	240,000
Century Aluminum Co. 8.00%, due 5/15/14	500,000	505,000

		2,475,882

Miscellaneous—Manufacturing 0.9%
American Railcar Industries, Inc. 7.50%, due 3/1/14	401,000	404,008
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	1,280,000	1,369,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-149

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
GE Capital Trust I 6.375%, due 11/15/67 (a)	$475,000	$500,531
Polypore International, Inc. 7.50%, due 11/15/17	285,000	310,650

		2,584,789

Office Furnishings 0.4%
Interface, Inc. 7.625%, due 12/1/18	1,164,000	1,249,845

Oil & Gas 4.9%
Berry Petroleum Co. 6.75%, due 11/1/20	752,000	808,400
Chesapeake Energy Corp. 6.625%, due 8/15/20 (e)	1,055,000	1,131,488
6.875%, due 8/15/18	600,000	633,000
Concho Resources, Inc. 6.50%, due 1/15/22	500,000	550,000
7.00%, due 1/15/21	623,000	694,645
Denbury Resources, Inc. 6.375%, due 8/15/21	185,000	203,500
8.25%, due 2/15/20	525,000	590,625
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	1,325,000	1,493,937
Frontier Oil Corp. 6.875%, due 11/15/18	129,000	138,675
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (c)	277,000	301,930
8.00%, due 2/15/20 (c)	700,000	766,500
Linn Energy LLC /Linn Energy Finance Corp. 6.50%, due 5/15/19	850,000	858,500
7.75%, due 2/1/21	185,000	197,025
8.625%, due 4/15/20	425,000	463,250
Nabors Industries, Inc. 5.00%, due 9/15/20	1,222,000	1,327,873
Samson Investment Co. 9.75%, due 2/15/20 (c)	1,300,000	1,374,750
Swift Energy Co. 7.125%, due 6/1/17	500,000	515,000
8.875%, due 1/15/20	1,042,000	1,133,175
Valero Energy Corp. 6.125%, due 2/1/20	509,000	618,936

		13,801,209

Oil & Gas Services 0.9%
Basic Energy Services, Inc. 7.75%, due 2/15/19	625,000	621,875
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	293,000	310,580
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (c)	214,000	219,350

	Principal Amount	Value

Oil & Gas Services (continued)
Hornbeck Offshore Services, Inc. 5.875%, due 4/1/20	$84,000	$87,780
8.00%, due 9/1/17	1,185,000	1,267,950

		2,507,535

Packaging & Containers 0.4%
Sealed Air Corp. 8.125%, due 9/15/19 (c)	935,000	1,051,875

Pipelines 3.5%
Access Midstream Partners, L.P./ ACMP Finance Corp. 4.875%, due 5/15/23	490,000	497,350
Atlas Pipeline Escrow LLC 6.625%, due 10/1/20 (c)	1,350,000	1,397,250
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,100,000	1,270,500
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	860,000	944,908
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	752,000	819,680
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	463,000	579,080
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	463,000	536,318
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	1,050,000	1,144,500
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
6.375%, due 8/1/22 (c)	500,000	545,000
7.875%, due 10/15/18	800,000	876,000
Williams Cos., Inc. (The) 3.70%, due 1/15/23	1,350,000	1,361,683

		9,972,269

Real Estate Investment Trusts 0.3%
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19	750,000	817,500

Retail 2.0%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	950,000	1,056,875
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	1,360,000	1,455,200
6.50%, due 5/20/21	168,000	182,280
AutoNation, Inc. 6.75%, due 4/15/18	830,000	937,900

M-150	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Retail (continued)
CVS Caremark Corp. 4.75%, due 5/18/20	$1,305,000	$1,531,733
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18	428,000	461,170

		5,625,158

Semiconductors 0.4%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	1,066,000	1,164,605

Software 1.3%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	1,014,000	1,147,087
♦First Data Corp. 7.375%, due 6/15/19 (c)	2,042,000	2,113,470
8.875%, due 8/15/20 (c)	320,000	348,800

		3,609,357

Telecommunications 3.2%
CommScope, Inc. 8.25%, due 1/15/19 (c)	1,720,000	1,883,400
Frontier Communications Corp. 8.50%, due 4/15/20	686,000	788,900
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,398,000	1,590,225
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	314,000	339,905
SBA Tower Trust 4.254%, due 4/15/15 (c)	1,920,000	2,017,116
♦Sprint Capital Corp. 6.90%, due 5/1/19	738,000	804,420
8.75%, due 3/15/32	1,330,000	1,625,925

		9,049,891

Toys, Games & Hobbies 0.2%
Hasbro, Inc. 6.30%, due 9/15/17	395,000	457,997

Transportation 0.1%
PHI, Inc. 8.625%, due 10/15/18	151,000	161,570

Total Corporate Bonds (Cost $166,214,162)		173,221,125

Foreign Bonds 2.0%
El Salvador 0.0%‡
Republic of El Salvador
7.65%, due 6/15/35	37,000	42,273
8.25%, due 4/10/32 (c)	37,000	44,677

		86,950

	Principal Amount	Value

Germany 0.1%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€166,000	$215,847

Portugal 0.8%
♦Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	2,000,000	2,233,753

United Kingdom 1.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£401,000	874,665
Canada Square Operations Ltd. 7.50%, due 5/29/49 (a)	1,127,000	1,822,696
Rexam PLC 6.75%, due 6/29/67 (a)	€222,000	308,410

		3,005,771

Total Foreign Bonds (Cost $4,405,170)		5,542,321

Loan Assignments & Participations 3.2% (f)
Chemicals, Plastics & Rubber 0.9%
Ascend Performance Materials LLC Term Loan B 6.75%, due 4/10/18	$1,637,625	1,619,202
PQ Corp. 1st Lien Term Loan 5.25%, due 5/8/17	1,000,000	1,004,500

		2,623,702

Commercial Services 0.3%
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	985,000	993,003

Finance—Consumer Loans 0.4%
Springleaf Financial Funding Company Term Loan 5.50%, due 5/10/17	1,000,000	993,438

Hotels, Motels, Inns & Gaming 0.2%
MGM Resorts International Term Loan B 4.25%, due 12/20/19	500,000	505,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-151

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Loan Assignments & Participations (continued)
Mining, Steel, Iron & Non-Precious Metals 0.2%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	$498,750	$502,257

Oil & Gas 0.5%
Plains Exploration & Production Co. 7 Year Term Loan 4.00%, due 11/30/19	1,500,000	1,503,124

Retail 0.4%
Neiman Marcus Group, Inc. (The) Extended Term Loan 4.75%, due 5/16/18	1,000,000	1,000,556

Telecommunications 0.3%
MetroPCS Wireless, Inc. Incremental Term Loan B3 4.00%, due 3/16/18	982,485	983,713

Total Loan Assignments & Participations (Cost $9,047,966)		9,104,793

Mortgage-Backed Securities 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 3.00%, due 11/25/35 (g)	103,976	90,448
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	39,572	35,728
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.424%, due 11/25/36 (g)	50,513	40,500
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.614%, due 7/25/36 (g)	62,189	54,332

Total Mortgage-Backed Securities (Cost $220,151)		221,008

	Principal Amount	Value

Municipal Bond 0.1%
New York 0.1%
New York City Industrial Development Agency Special Facilities Revenue Series A 8.00%, due 8/1/12 (h)(i)	$320,000	$319,997

Total Municipal Bond (Cost $325,859)		319,997

U.S. Government & Federal Agencies 1.8%
♦United States Treasury Inflation-Indexed Notes 1.8%
1.125%, due 1/15/21	2,643,625	3,105,019
1.25%, due 7/15/20	1,571,518	1,864,214

		4,969,233

Total U.S. Government & Federal Agencies (Cost $4,368,322)		4,969,233

Yankee Bonds 12.7% (j)
Banks 2.2%
Banco Santander Mexico S.A. Institucion De Banca Multiple Grupo Financiero Santand 4.125%, due 11/9/22 (c)	1,715,000	1,745,012
Barclays Bank PLC 5.14%, due 10/14/20	463,000	483,600
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	1,095,000	1,231,875
Mizuho Capital Investment, Ltd. 14.95%, due 12/29/49 (a)(c)	248,000	292,553
♦Royal Bank of Scotland Group PLC
6.125%, due 12/15/22	970,000	1,023,818
6.40%, due 10/21/19	1,194,000	1,410,878

		6,187,736

Building Materials 1.0%
Cemex Espana Luxembourg 9.25%, due 5/12/20 (c)	1,000,000	1,085,000
Desarrolladora Homex S.A.B. de C.V. 9.50%, due 12/11/19 (c)	1,300,000	1,397,500
Holcim U.S. Finance Sarl & Cie SCS 6.00%, due 12/30/19 (c)	370,000	419,665

		2,902,165

Cosmetics & Personal Care 0.5%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	1,250,000	1,318,750

M-152	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Electric 0.6%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	$1,600,000	$1,648,000

Engineering & Construction 0.4%
Heathrow Funding, Ltd. 4.875%, due 7/15/21 (c)	1,100,000	1,198,364

Finance—Leasing Companies 0.4%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (c)	1,225,000	1,204,616

Food 1.0%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	1,387,000	1,515,732
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	350,000	371,000
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (c)	830,000	993,925

		2,880,657

Forest Products & Paper 0.0%‡
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	185,000	107,300

Insurance 0.1%
Oil Insurance, Ltd. 3.293%, due 12/29/49 (a)(c)	148,000	131,158
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	129,000	135,205

		266,363

Iron & Steel 0.4%
APERAM 7.375%, due 4/1/16 (c)	1,025,000	955,813

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	600,000	678,000

Machinery—Construction & Mining 0.1%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (c)	364,000	369,460

Mining 2.3%
FMG Resources August 2006 Pty, Ltd.
6.875%, due 2/1/18 (c)	400,000	413,000
8.25%, due 11/1/19 (c)	1,000,000	1,065,000

	Principal Amount	Value

Mining (continued)
♦Novelis, Inc.
8.375%, due 12/15/17	$766,000	$844,515
8.75%, due 12/15/20	1,302,000	1,451,730
Teck Resources, Ltd. 2.50%, due 2/1/18	991,000	1,011,620
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	1,640,000	1,808,100

		6,593,965

Oil & Gas 1.6%
ENI S.p.A. 4.15%, due 10/1/20 (c)	370,000	378,902
OGX Austria GmbH 8.50%, due 6/1/18 (c)	1,595,000	1,435,500
Petrobras International Finance Co. 5.375%, due 1/27/21	1,165,000	1,311,580
Precision Drilling Corp.
6.50%, due 12/15/21	487,000	518,655
6.625%, due 11/15/20	882,000	948,150

		4,592,787

Oil & Gas Services 0.3%
Cie Generale de Geophysique—Veritas
6.50%, due 6/1/21	200,000	214,000
9.50%, due 5/15/16	600,000	643,500

		857,500

Savings & Loans 0.5%
RBS Citizens Financial Group, Inc. 4.15%, due 9/28/22 (c)	1,450,000	1,479,651

Telecommunications 0.5%
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	185,000	195,637
11.50%, due 2/4/17	1,150,000	1,221,875

		1,417,512

Transportation 0.5%
CHC Helicopter S.A. 9.25%, due 10/15/20	1,233,000	1,297,732

Total Yankee Bonds (Cost $34,050,136)		35,956,371

Total Long-Term Bonds (Cost $233,742,702)		244,297,104

	Shares
Common Stocks 0.5%
Auto Manufacturers 0.2%
General Motors Co. (k)	20,270	584,384

Banks 0.3%
CIT Group, Inc. (k)	1,475	56,994
Citigroup, Inc.	20,468	809,708

		866,702

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-153

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Building Materials 0.0%‡
U.S. Concrete, Inc. (k)(l)	4,455	$40,318

Total Common Stocks (Cost $1,564,879)		1,491,404

Convertible Preferred Stocks 1.0%
Auto Manufacturers 0.1%
General Motors Co. 4.75%	4,850	214,030

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.88%	5,100	240,771

Banks 0.3%
♦Bank of America Corp. 7.25% Series L	400	454,000
Wells Fargo & Co. 7.50% Series L	400	490,000

		944,000

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,700	325,944

Insurance 0.1%
Hartford Financial Services Group, Inc. 7.25%	8,300	171,395
MetLife, Inc. 5.00%	5,025	223,462

		394,857

Media 0.1%
Nielsen Holdings N.V. 6.25%	2,500	141,015

Oil & Gas 0.2%
Apache Corp. 6.00%	11,800	539,260
Sanchez Energy Corp. (c)(k) 4.88%	1,500	73,826

		613,086

Total Convertible Preferred Stocks (Cost $3,024,730)		2,873,703

	Number of Warrants	Value

Warrants 0.1%
Auto Manufacturers 0.1%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (k)	7,425	$144,788
Strike Price $18.33 Expires 7/10/19 (k)	7,425	92,738

Total Warrants (Cost $299,155)		237,526

	Principal Amount

Short-Term Investment 9.9%
Repurchase Agreement 9.9%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $28,134,821 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.07% and a maturity date of 11/7/22, with a Principal Amount of $28,965,000 and a Market Value of $28,698,088)	$28,134,805	28,134,805

Total Short-Term Investment (Cost $28,134,805)		28,134,805

Total Investments (Cost $266,766,271) (o)	98.0%	277,034,542
Other Assets, Less Liabilities	2.0	5,771,533

Net Assets	100.0%	$282,806,075

	Contracts Long	Unrealized Appreciation (Depreciation) (m)
Futures Contracts (0.1%)
United States Treasury Bond March 2013 (30 Year) (n)	115	$(294,077)

Total Futures Contracts Long (Settlement Value $16,962,500)		(294,077)

	Contracts Short
United States Treasury Note March 2013 (10 Year) (n)	(150)	65,250
United States Treasury Note March 2013 (5 Year) (n)	(390)	26,447

Total Futures Contracts Short (Settlement Value $68,438,672)		91,697

Total Futures Contracts (Settlement Value $51,476,172)		$(202,380)

M-154	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of December 31, 2012 is $1,979,793, which represents 0.7% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Step coupon. Rate shown is the rate in effect as of December 31, 2012.

(e)	Security, or a portion thereof, is maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(L)).

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of December 31, 2012. Floating Rate Loans are generally considered restricted in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(g)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2012.
(h)	Interest on these securities is subject to alternative minimum tax.

(i)	Issue in default.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.
(k)	Non-income producing security.

(l)	Illiquid security. The total market value of this security as of December 31, 2012 is $40,318, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2012.

(n)	At December 31, 2012, cash in the amount of $154,100 is on deposit with broker for futures transactions.

(o)	As of December 31, 2012, cost is $266,779,004 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,393,540
Gross unrealized depreciation	(3,138,002)

Net unrealized appreciation	$10,255,538

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

As of December 31, 2012, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	2/28/13	JPMorgan Chase Bank	EUR	4,764,000	USD	6,257,882	USD	(33,426)
Pound Sterling vs. U.S. Dollar	2/28/13	JPMorgan Chase Bank	GBP	1,960,000		3,154,855		(28,540)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(61,966)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-155

Portfolio of Investments December 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,079,210	$—	$3,079,210
Convertible Bonds	—	11,883,046	—	11,883,046
Corporate Bonds	—	173,221,125	—	173,221,125
Foreign Bonds	—	5,542,321	—	5,542,321
Loan Assignments & Participations	—	9,104,793	—	9,104,793
Mortgage-Backed Securities	—	221,008	—	221,008
Municipal Bond	—	319,997	—	319,997
U.S. Government & Federal Agencies	—	4,969,233	—	4,969,233
Yankee Bonds	—	35,956,371	—	35,956,371

Total Long-Term Bonds	—	244,297,104	—	244,297,104

Common Stocks	1,491,404	—	—	1,491,404
Convertible Preferred Stocks	2,873,703	—	—	2,873,703
Warrants	237,526	—	—	237,526
Short-Term Investment
Repurchase Agreement	—	28,134,805	—	28,134,805

Total Investments in Securities	4,602,633	272,431,909	—	277,034,542

Other Financial Instruments
Futures Contracts Short (b)	91,697	—	—	91,697

Total Investments in Securities and Other Financial Instruments	$4,694,330	$272,431,909	$—	$277,126,239

M-156	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(61,966)	$—	$(61,966)
Futures Contracts Long (b)	(294,077)	—	—	(294,077)

Total Other Financial Instruments	$(294,077)	$(61,966)	$—	$(356,043)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2011 and December 31, 2012 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-157

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $266,766,271)	$277,034,542
Cash denominated in foreign currencies (identified cost $294,789)	295,891
Cash collateral on deposit at broker	154,100
Receivables:
Dividends and interest	3,847,952
Fund shares sold	1,845,438
Investment securities sold	4,942
Other assets	669

Total assets	283,183,534

Liabilities
Payables:
Manager (See Note 3)	137,149
Variation margin on futures contracts	80,938
Professional fees	42,011
NYLIFE Distributors (See Note 3)	29,085
Shareholder communication	20,407
Custodian	3,640
Fund shares redeemed	1,883
Trustees	380
Unrealized depreciation on foreign currency forward contracts	61,966

Total liabilities	377,459

Net assets	$282,806,075

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,437
Additional paid-in capital	273,702,816

273,730,253
Distributions in excess of net investment income	(64,636)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(869,069)
Net unrealized appreciation (depreciation) on investments and futures contracts	10,065,891
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(56,364)

Net assets	$282,806,075

Initial Class
Net assets applicable to outstanding shares	$133,839,931

Shares of beneficial interest outstanding	12,973,626

Net asset value per share outstanding	$10.32

Service Class
Net assets applicable to outstanding shares	$148,966,144

Shares of beneficial interest outstanding	14,463,478

Net asset value per share outstanding	$10.30

M-158	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Interest (a)	$14,610,065
Dividends (b)	179,435

Total income	14,789,500

Expenses
Manager (See Note 3)	1,492,430
Distribution and service—Service Class (See Note 3)	203,192
Professional fees	59,266
Shareholder communication	41,110
Custodian	23,050
Trustees	6,641
Broker fees and charges on short sales	3,406
Interest on investments sold short	3,182
Miscellaneous	68

Total expenses	1,832,345

Net investment income (loss)	12,957,155

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,691,040
Futures transactions	(856,257)
Foreign currency transactions	(184,177)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	650,606

Net change in unrealized appreciation (depreciation) on:
Investments	17,895,458
Investments sold short	86,547
Futures contracts	(92,797)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(51,936)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	17,837,272

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	18,487,878

Net increase (decrease) in net assets resulting from operations	$31,445,033

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,630.
(b)	Dividends recorded net of foreign withholding taxes in the amount of $50.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-159

Statement of Changes in Net Assets

for the year ended December 31, 2012 and the period April 29, 2011 (inception date) through December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,957,155	$5,817,150
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	650,606	733,801
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	17,837,272	(7,827,745)

Net increase (decrease) in net assets resulting from operations	31,445,033	(1,276,794)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(6,496,910)	(4,981,114)
Service Class	(6,484,699)	(992,891)

	(12,981,609)	(5,974,005)

From net realized gain on investments:
Initial Class	(1,107,043)	—
Service Class	(1,060,445)	—

	(2,167,488)	—

Total dividends and distributions to shareholders	(15,149,097)	(5,974,005)

Capital share transactions:
Net proceeds from sale of shares	147,761,010	252,739,616 (a)
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,149,097	5,974,005
Cost of shares redeemed	(124,556,990)	(23,305,800)

Increase (decrease) in net assets derived from capital share transactions	38,353,117	235,407,821

Net increase (decrease) in net assets	54,649,053	228,157,022

Net Assets
Beginning of period	228,157,022	—

End of period	$282,806,075	$228,157,022

Undistributed (distributions in excess of) net investment income at end of period	$(64,636)	$262,733

(a)	Includes a subscription in-kind in the amount of $79,972,617 during the period ended December 31, 2011. (See Note 10)

M-160	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,		April 29, 2011** through December 31,
	2012		2011
Net asset value at beginning of period	$9.60		$10.00

Net investment income (loss) (a)	0.54		0.31
Net realized and unrealized gain (loss) on investments	0.81		(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.02

Total from investment operations	1.34		(0.14)

Less dividends and distributions:
From net investment income	(0.53)		(0.26)
From net realized gain on investments	(0.09)		—

Total dividends and distributions	(0.62)		(0.26)

Net asset value at end of period	$10.32		$9.60

Total investment return	13.88%		(1.32	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.30%		4.74	%††
Net expenses (excluding short sales expenses)	0.65%		0.71	%††
Expenses (including short sales expenses)	0.65%		0.78	%††
Short sale expenses	0.00	%(c)	0.07	%††
Portfolio turnover rate	39%		7%
Net assets at end of period (in 000’s)	$133,840		$188,333

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-161

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,		April 29, 2011** through December 31,
	2012		2011
Net asset value at beginning of period	$9.60		$10.00

Net investment income (loss) (a)	0.52		0.31
Net realized and unrealized gain (loss) on investments	0.79		(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.03

Total from investment operations	1.30		(0.15)

Less dividends and distributions:
From net investment income	(0.51)		(0.25)
From net realized gain on investments	(0.09)		—

Total dividends and distributions	(0.60)		(0.25)

Net asset value at end of period	$10.30		$9.60

Total investment return	13.58%		(1.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.03%		4.81	%††
Net expenses (excluding short sales expenses)	0.90%		0.95	%††
Expenses (including short sales expenses)	0.90%		1.03	%††
Short sale expenses	0.00	%(c)	0.08	%††
Portfolio turnover rate	39%		7%
Net assets at end of period (in 000’s)	$148,966		$39,824

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

M-162	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2012

Class	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[1]
Initial Class Shares	7.15%	4.07%	4.04%	0.65%
Service Class Shares	6.89	3.81	3.78	0.90

Benchmark Performance	One Year	Five Years	Since Inception (5/2/05)
Credit Suisse Leveraged Loan Index[2]	9.43%	4.81%	4.84%
Average Lipper Loan Participation Fund[3]	9.09	3.89	3.63

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-163

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,038.70	$3.28	$1,021.90	$3.25

Service Class Shares	$1,000.00	$1,037.40	$4.56	$1,020.70	$4.52

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-164	MainStay VP Floating Rate Portfolio

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-167 for specific holdings within these categories.

Top Ten Issuers Held as of December 31, 2012 (excluding short-term investments) (Unaudited)

1.	Bausch & Lomb, Inc., 5.25%, due 5/17/19

2.	TransDigm, Inc., 4.00%–7.75%, due 2/14/17–10/15/20

3.	Calpine Corp., 4.50%, due 4/2/18

4.	Hertz Corp. (The), 3.75%, due 3/9/18

5.	Michaels Stores, Inc., 4.813%, due 7/29/16
6.	DaVita, Inc., 4.50%, due 10/20/16

7.	Reynolds Group, 4.75%–9.875%, due 9/28/18–8/15/19

8.	FMG America Finance, Inc., 5.25%, due 10/18/17

9.	Telesat LLC, 4.25%, due 3/28/19

10.	Grifols, Inc., 4.50%–8.25%, due 6/1/17-2/1/18

mainstayinvestments.com	M-165

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Floating Rate Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012,

MainStay VP Floating Rate Portfolio returned 7.15% for Initial Class shares and 6.89% for Service Class shares. Both share classes underperformed the 9.09% return of the average Lipper2 Loan Participation Fund and the 9.43% return of the Credit Suisse Leveraged Loan Index2 for the 12 months ended December 31, 2012. The Credit Suisse Leveraged Loan Index is the Portfolio’s broad-based securities-market index.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the 12 months ended December 31, 2012?

Strong inflows into the leveraged loan asset class during the first quarter of 2012, coupled with limited new issuance, caused prices to rally early in the year. Riskier assets (those rated CCC3 and lower and distressed credits) outperformed credits that were less risky (loans rated BB)4 during the first quarter of 2012. During the second quarter, concerns about European sovereign risk caused many investors to reduce risk in their portfolios, leading to lower secondary prices for floating-rate loans during much of the second quarter and into the beginning of the third quarter. Renewed investor confidence midway through the third quarter of 2012 supported a rally in loan prices through the remainder of the year.

What factors affected the Portfolio’s relative performance during the reporting period?

During 2012, the Portfolio’s underperformance of the Credit Suisse Leveraged Loan Index resulted primarily because the Portfolio held an overweight position relative to the Index in credits rated BB and underweight positions relative to the Index in credits rated CCC and lower and unrated credits. Additionally, cash balances held to meet potential redemptions contributed to the Portfolio’s underperformance.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,2 reset every 30, 60, 90 or 180 days. The Portfolio’s weighted average LIBOR reset figure as of December 31, 2012, was 50 days, which we viewed as a short duration. Since actual reset dates may vary for different loans in the Portfolio, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance, and which market segments were particularly weak?

We believe that the Portfolio’s overweight position relative to the Credit Suisse Leveraged Loan Index in higher-quality credits and its underweight position in lower-quality credits contributed to underperformance because the riskiest sectors generated the highest relative returns in the asset class. (Contributions take weightings and total returns into account.) During 2012, the Portfolio maintained a substantial allocation to bonds, which we believe contributed positively to the Portfolio’s relative performance. As of December 31, 2012, the Portfolio had 10.1% of net assets in long-term high-yield corporate bonds. A much smaller cash position was needed to meet possible redemptions. In in light of low short-term interest rates, the cash position detracted from the Portfolio’s relative results.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio remained overweight relative to the Credit Suisse Leveraged Loan Index in credits rated BB. As of the same date, the Portfolio remained underweight relative to the Index in unrated credits, distressed credits and credits rated CCC.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-166	MainStay VP Floating Rate Portfolio

Portfolio of Investments December 31, 2012

	Principal Amount	Value

Long-Term Bonds 94.1%† Corporate Bonds 8.9%
Aerospace & Defense 0.9%
Oshkosh Corp. 8.25%, due 3/1/17	$1,600,000	$1,756,000
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	435,000	465,450
♦TransDigm, Inc.
5.50%, due 10/15/20 (a)	1,400,000	1,456,000
7.75%, due 12/15/18	2,500,000	2,765,625

		6,443,075

Automobile 0.2%
Dana Holding Corp. 6.50%, due 2/15/19	400,000	427,000
United Rentals North America, Inc. 5.75%, due 7/15/18 (a)	800,000	862,000

		1,289,000

Beverage, Food & Tobacco 0.3%
Constellation Brands, Inc. 6.00%, due 5/1/22	1,200,000	1,374,000
Dole Food Co., Inc. 8.00%, due 10/1/16 (a)	750,000	780,000

		2,154,000

Broadcasting & Entertainment 1.2%
CSC Holdings LLC 8.625%, due 2/15/19	700,000	836,500
National CineMedia LLC 6.00%, due 4/15/22	2,785,000	2,952,100
Scientific Games International, Inc. 6.25%, due 9/1/20 (a)	2,000,000	2,065,000
Sinclair Television Group, Inc. 8.375%, due 10/15/18	3,000,000	3,352,500

		9,206,100

Buildings & Real Estate 0.4%
Building Materials Corp. of America
6.75%, due 5/1/21 (a)	850,000	939,250
6.875%, due 8/15/18 (a)	1,200,000	1,296,000
CBRE Services, Inc. 6.625%, due 10/15/20	900,000	984,375

		3,219,625

Chemicals, Plastics & Rubber 0.6%
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	2,500,000	2,568,750
Huntsman International LLC 5.50%, due 6/30/16	333,000	333,416

	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	$150,000	$155,063
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	1,500,000	1,417,500

		4,474,729

Containers, Packaging & Glass 0.7%
Ball Corp. 5.00%, due 3/15/22	1,250,000	1,337,500
Berry Plastics Corp. 4.183%, due 9/15/14 (b)	500,000	500,000
Crown Americas LLC / Crown Americas Capital Corp. III 6.25%, due 2/1/21	1,500,000	1,644,375
Greif, Inc. 7.75%, due 8/1/19	650,000	750,750
♦Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 9.875%, due 8/15/19	800,000	856,000

		5,088,625

Diversified Natural Resources, Precious Metals & Minerals 0.2%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	700,000	773,500
Boise Paper Holdings LLC / Boise Finance Co. 9.00%, due 11/1/17	1,000,000	1,092,500

		1,866,000

Healthcare, Education & Childcare 0.3%
♦Grifols, Inc. 8.25%, due 2/1/18	692,000	762,065
IMS Health, Inc. 6.00%, due 11/1/20 (a)	1,500,000	1,571,250

		2,333,315

Home Furnishings 0.1%
Tempur-Pedic International, Inc. 6.875%, due 12/15/20 (a)	500,000	514,375

Hotels, Motels, Inns & Gaming 0.2%
Ameristar Casinos, Inc. 7.50%, due 4/15/21	1,200,000	1,300,500

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Cinemark USA, Inc. 5.125%, due 12/15/22 (a)	800,000	810,000

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-167

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Machinery 0.4%
SPX Corp. 6.875%, due 9/1/17	$2,750,000	$3,066,250

Mining, Steel, Iron & Non-Precious Metals 0.4%
CONSOL Energy, Inc. 8.00%, due 4/1/17	3,000,000	3,247,500

Oil & Gas 1.4%
Basic Energy Services, Inc. 7.75%, due 10/15/22 (a)	1,665,000	1,623,375
Chesapeake Energy Corp. 6.125%, due 2/15/21	3,083,000	3,198,612
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	788,000	910,140
Forest Oil Corp. 7.25%, due 6/15/19	3,000,000	3,015,000
Oil States International, Inc. 5.125%, due 1/15/23 (a)	1,600,000	1,622,000

		10,369,127

Pipelines 0.2%
Inergy Midstream, L.P. / NRGM Finance Corp. 6.00%, due 12/15/20 (a)	1,200,000	1,239,000

Software 0.4%
First Data Corp. 6.75%, due 11/1/20 (a)	2,610,000	2,636,100

Telecommunications 0.9%
Crown Castle International Corp. 5.25%, due 1/15/23 (a)	2,000,000	2,140,000
GCI, Inc. 6.75%, due 6/1/21	1,750,000	1,715,000
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	3,000,000	3,187,500

		7,042,500

Total Corporate Bonds (Cost $62,678,811)		66,299,821

Floating Rate Loans 79.8% (c)
Aerospace & Defense 2.9%
Aeroflex, Inc. Term Loan B 5.75%, due 5/9/18	2,952,740	2,976,117
Booz Allen Hamilton, Inc. New Term Loan B 4.50%, due 7/31/19	5,486,250	5,538,369

	Principal Amount	Value

Aerospace & Defense (continued)
SI Organization, Inc. (The) New Term Loan B 4.50%, due 11/22/16	$2,793,000	$2,765,070
Six3 Systems, Inc. Term Loan B 7.00%, due 10/4/19 (d)	2,400,000	2,391,000
Spirit Aerosystems, Inc. Term Loan B 3.75%, due 4/18/19	3,275,250	3,290,261
♦TransDigm, Inc. New Term Loan B 4.00%, due 2/14/17	4,372,441	4,395,672

		21,356,489

Automobile 4.9%
Allison Transmission, Inc. Extended Term Loan B2 3.71%, due 8/7/17	5,037,357	5,064,599
Capital Automotive, L.P. New Term Loan B 5.25%, due 3/10/17	5,705,789	5,759,281
Chrysler Group LLC Term Loan B 6.00%, due 5/24/17	3,935,050	4,015,369
Federal-Mogul Corp.
Term Loan B 2.148%, due 12/29/14	2,249,097	2,060,735
Term Loan C 2.148%, due 12/28/15	1,632,192	1,495,496
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	6,150,000	6,182,288
HHI Holdings LLC 1st Lien Term Loan 6.00%, due 10/3/18	2,500,000	2,528,125
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	3,751,372	3,781,852
Metaldyne Co. LLC New Term Loan B 6.00%, due 12/18/18	2,250,000	2,265,001
Tomkins LLC New Term Loan B 4.25%, due 9/29/16	3,058,575	3,073,868

		36,226,614

Beverage, Food & Tobacco 2.3%
American Seafoods Group LLC New Term Loan B 4.25%, due 3/16/18 (d)	1,431,336	1,409,866
Del Monte Foods Co. Term Loan 4.50%, due 3/8/18	4,161,837	4,165,303

M-168	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
Dole Food Co., Inc. Term Loan B2 5.033%, due 7/6/18	$2,455,095	$2,459,480
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	5,793,204	5,825,791
Pinnacle Foods Finance LLC
Term Loan E 4.75%, due 10/17/18	2,055,973	2,068,089
Term Loan F 4.75%, due 10/17/18	845,750	852,622

		16,781,151

Broadcasting & Entertainment 4.8%
BBHI Acquisition LLC Term Loan B 4.50%, due 12/14/17	3,920,000	3,940,827
Cequel Communications LLC Term Loan B 4.00%, due 2/14/19	3,176,000	3,187,027
Charter Communications Operating LLC Extended TL C 3.47%, due 9/6/16	189,347	190,055
CSC Holdings, Inc. Incremental B-2 Term Loan 1.962%, due 3/29/16	1,434,221	1,439,087
Cumulus Media Holdings, Inc. First Lien Term Loan 4.50%, due 9/17/18	3,465,261	3,470,830
Foxco Acquisition Sub LLC New Term Loan B 5.50%, due 7/14/17	3,094,750	3,133,434
Hubbard Radio LLC
Term Loan B 5.25%, due 4/28/17	1,666,258	1,678,755
2nd Lien Term Loan 8.75%, due 4/30/18	500,000	507,500
Mediacom Broadband LLC Term Loan F 4.50%, due 10/23/17	731,250	730,336
Univision Communications, Inc. Extended Term Loan 4.462%, due 3/31/17	5,253,565	5,161,628
Weather Channel New Term Loan B 4.25%, due 2/13/17	6,222,624	6,279,667
WideOpenWest Finance LLC New 1st Lien Term Loan 6.25%, due 7/17/18	5,970,000	6,032,500

		35,751,646

	Principal Amount	Value

Buildings & Real Estate 2.4%
Armstrong World Industries, Inc. New Term Loan B 4.00%, due 3/9/18	$4,827,764	$4,855,924
CB Richard Ellis Services, Inc. Term Loan D 3.71%, due 9/4/19	3,546,000	3,546,000
CPG International, Inc. Term Loan 5.75%, due 9/21/19	4,862,813	4,874,970
Realogy Corp. Letter of Credit 3.415%, due 10/10/13	106,922	107,189
Wilsonart International Holdings LLC Term Loan B 5.50%, due 10/31/19	4,333,300	4,356,050

		17,740,133

Cargo Transport 0.5%
Swift Transportation Co., Inc.
New Term Loan B1 3.959%, due 12/21/16	1,200,000	1,202,700
New Term Loan B2 5.00%, due 12/21/17	2,744,842	2,767,144

		3,969,844

Chemicals, Plastics & Rubber 2.0%
Ashland, Inc. Term Loan B 3.75%, due 8/23/18	1,700,692	1,718,645
General Chemical Corp. New Term Loan 5.002%, due 10/6/15	3,466,610	3,470,943
Ineos US Finance LLC 6 year Term Loan 6.50%, due 4/27/18	2,977,500	3,006,810
Momentive Specialty Chemicals, Inc. Extended Term Loan C-7B 4.063%, due 5/5/15	981,818	947,455
Univar, Inc. Term Loan B 5.00%, due 6/30/17	6,012,681	5,994,306

		15,138,159

Containers, Packaging & Glass 1.5%
BWAY Corp. Term Loan B 4.50%, due 8/7/17	3,840,000	3,852,799
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.75%, due 9/28/18	7,155,456	7,235,954

		11,088,753

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-169

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing 1.3%
Colfax Corp. Term Loan B 4.50%, due 1/11/19	$6,067,472	$6,115,824
Sensus USA, Inc.
1st Lien Term Loan 4.75%, due 5/9/17	1,473,750	1,475,592
2nd Lien Term Loan 8.50%, due 5/9/18	200,000	200,000
Terex Corp. REFI Term Loan B 4.50%, due 4/28/17	1,086,278	1,095,782
Veyance Technologies, Inc.
Initial Term Loan 2.47%, due 7/31/14	829,062	819,114
Delayed Draw Term Loan 2.47%, due 7/31/14	118,750	117,325

		9,823,637

Diversified/Conglomerate Service 6.5%
Acosta, Inc. Term Loan D 5.00%, due 3/2/18	4,655,833	4,690,752
Advantage Sales & Marketing, Inc.
Term Loan B 5.25%, due 12/18/17	3,448,608	3,470,161
2nd Lien Term Loan 9.25%, due 6/18/18	1,000,000	998,750
Brickman Group Holdings, Inc. New Term Loan B 5.50%, due 10/14/16	3,191,903	3,231,802
Brock Holdings III, Inc.
New Term Loan B 6.00%, due 3/16/17	1,406,103	1,409,618
New 2nd Lien Term Loan 10.00%, due 3/16/18	750,000	753,750
CompuCom Systems, Inc. New Term Loan 6.50%, due 10/2/18	2,400,000	2,406,000
Dealer Computer Services, Inc. New Term Loan B 3.75%, due 4/20/18	2,401,286	2,410,291
Emdeon, Inc. Term Loan B1 5.00%, due 11/2/18	2,280,765	2,300,151
First Data Corp.
Extended 2017 US Term Loan 5.211%, due 3/24/17	4,003,173	3,930,616
2018 Add-on Term Loan 5.211%, due 9/27/18	2,000,000	1,960,000

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
Genesys Telecom Holdings U.S., Inc. Term Loan B 6.75%, due 1/31/19	$2,894,825	$2,925,582
ServiceMaster Co. Extended Term Loan 4.46%, due 1/31/17	4,357,679	4,362,219
Sophia, L.P. Term Loan B 6.25%, due 7/19/18	1,163,093	1,175,815
SunGard Data Systems, Inc.
Term Loan B 3.866%, due 2/26/16	1,762,093	1,769,781
Term Loan C 3.963%, due 2/28/17	3,001,996	3,015,130
Travelport LLC Extended Dollar Term Loan 5.105%, due 8/21/15	3,000,000	2,866,251
Verint Systems, Inc. Term Loan 4.50%, due 10/27/17	4,176,140	4,195,718

		47,872,387

Ecological 1.3%
ADS Waste Holdings, Inc. Term Loan B 5.25%, due 10/9/19	6,500,000	6,573,125
Synagro Technologies, Inc. Term Loan B 2.308%, due 4/2/14	850,204	764,121
WCA Waste Systems, Inc. Term Loan B 5.50%, due 3/22/18	1,985,000	1,993,271

		9,330,517

Electronics 3.5%
Blue Coat Systems, Inc. Term Loan 5.75%, due 2/15/18	2,995,000	3,011,224
Eagle Parent, Inc. New Term Loan 5.00%, due 5/16/18	4,944,912	4,975,817
EIG Investors Corp. New 1st Lien Term Loan 6.25%, due 11/8/19	3,500,000	3,500,000
NeuStar, Inc. Term Loan B 5.00%, due 11/8/18	3,626,886	3,642,754
Rovi Solutions Corp. Term Loan B2 4.00%, due 3/29/19	4,872,697	4,799,607
Sabre, Inc. New Extended Term Loan 5.962%, due 12/29/17	1,542,082	1,552,202

M-170	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Electronics (continued)
Sensata Technologies Finance Co. LLC Term Loan 3.75%, due 5/11/18	$4,771,965	$4,791,053

		26,272,657

Finance 1.5%
Avis Budget Car Rental LLC Term Loan C 4.25%, due 3/15/19	3,344,076	3,369,157
♦Hertz Corp. (The)
New Synthetic LC 3.75%, due 3/9/18	2,750,000	2,753,438
Term Loan B 3.75%, due 3/9/18	5,189,767	5,178,416

		11,301,011

Grocery 0.4%
Roundy’s Supermarkets, Inc. Term Loan B 5.75%, due 2/13/19	2,977,500	2,794,384

Healthcare, Education & Childcare 12.2%
Alliance Healthcare Services, Inc. Term Loan B 7.25%, due 6/1/16	888,801	873,247
♦Bausch & Lomb, Inc. Term Loan B 5.25%, due 5/17/19	9,054,500	9,128,874
Biomet, Inc. Extended Term Loan B 4.008%, due 7/25/17	4,965,105	4,988,853
Community Health Systems, Inc. Extended Term Loan 3.811%, due 1/25/17	5,005,724	5,031,504
♦DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	7,350,000	7,383,075
Emergency Medical Services Corp. Term Loan 5.25%, due 5/25/18	3,951,499	3,976,196
Gentiva Health Services, Inc. New Term Loan B 6.50%, due 8/17/16	1,391,368	1,368,758
♦Grifols, Inc. New Term Loan B 4.50%, due 6/1/17	5,949,986	5,998,330
HCA, Inc. Extended Term Loan B3 3.462%, due 5/1/18	2,872,019	2,877,660

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Health Management Associates, Inc. New Term Loan B 4.50%, due 11/16/18	$5,702,437	$5,738,038
Hologic, Inc. Term Loan B 4.50%, due 8/1/19	4,653,338	4,704,720
Iasis Healthcare LLC Term Loan 5.00%, due 5/3/18	2,358,000	2,363,895
IMS Health, Inc. New Term Loan B 4.50%, due 8/25/17	1,595,928	1,604,157
Kinetic Concepts, Inc. Term Loan C1 5.50%, due 5/4/18	3,465,000	3,499,650
Par Pharmaceutical Co., Inc. Term Loan B 5.00%, due 9/30/19	2,244,375	2,242,505
Pharmaceutical Product Development, Inc. Term Loan B 6.25%, due 12/5/18	3,962,481	4,021,094
Quintiles Transnational Corp. New Term Loan B 4.50%, due 6/8/18	5,134,222	5,153,475
RPI Finance Trust New Term Loan Tranche 2 3.50%, due 5/9/18	5,403,766	5,442,040
Rural / Metro Corp. Term Loan 5.75%, due 6/29/18	2,364,000	2,334,450
Select Medical Corp.
New Term Loan B 5.50%, due 6/1/18	1,970,000	1,974,925
Incremental Term Loan B 5.50%, due 6/1/18	1,492,500	1,499,962
Universal Health Services, Inc. New Term Loan B 3.75%, due 11/15/16	2,322,230	2,329,197
Vanguard Health Holding Co. II LLC Term Loan B 5.00%, due 1/29/16	3,413,478	3,436,236
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	675,495	678,390
Warner Chilcott Corp.
New Term Loan B1 4.25%, due 3/15/18	1,350,990	1,356,780
Incremental Term Loan B1 4.25%, due 3/15/18	513,067	515,266

		90,521,277

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-171

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming 2.2%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/16/18	$2,752,629	$2,767,683
Caesars Entertainment Operating Co. Extended Term Loan B5 4.46%, due 1/26/18 (d)	2,000,000	1,725,278
MGM Resorts International Term Loan B 4.25%, due 12/20/19	4,000,000	4,040,000
Penn National Gaming, Inc. New Term Loan B 3.75%, due 7/16/18	3,060,983	3,069,594
Station Casinos, Inc. Term Loan B 5.50%, due 9/27/19	4,862,813	4,891,688

		16,494,243

Insurance 1.7%
Asurion LLC
New 1st Lien Term Loan 5.50%, due 5/24/18	5,329,545	5,376,179
New 2nd Lien Term Loan 9.00%, due 5/24/19	557,325	572,950
Hub International, Ltd.
2017 Extended Term Loan 4.712%, due 6/13/17	1,588,002	1,599,416
Extended Incremental TL 6.75%, due 12/13/17	975,000	981,094
Multiplan, Inc. New Term Loan B 4.75%, due 8/26/17	4,219,368	4,233,874

		12,763,513

Leisure, Amusement, Motion Pictures & Entertainment 2.3%
AMC Entertainment, Inc.
Extended Term Loan B2 4.25%, due 12/15/16	989,362	993,381
Term Loan B3 4.75%, due 2/22/18	3,093,750	3,115,273
Cedar Fair, L.P. New Term Loan B 4.00%, due 12/15/17	4,955,611	4,995,876
Cinemark USA, Inc. New Term Loan 3.21%, due 12/18/19	1,454,420	1,455,511
SeaWorld Parks & Entertainment, Inc. Term Loan B 4.00%, due 8/17/17	6,058,089	6,095,916

		16,655,957

	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.7%
Alliance Laundry Systems LLC
1st Lien Term Loan 5.50%, due 12/10/18	$700,000	$706,125
2nd Lien Term Loan 9.50%, due 12/10/19	1,125,000	1,136,250
CPM Acquisition Corp.
1st Lien Term Loan 6.25%, due 8/29/17	2,094,750	2,105,224
2nd Lien Term Loan 10.25%, due 2/28/18	1,093,700	1,101,903
Generac Power Systems, Inc. New Term Loan B 6.25%, due 5/30/18	3,723,967	3,804,654
Hamilton Sundstrand Industrial 1st Lien Term Loan 5.00%, due 12/13/19	5,300,000	5,339,750
Manitowoc Co., Inc. (The) New Term Loan B 4.25%, due 11/13/17	275,175	276,895
Rexnord Corp. REFI Term Loan B 4.50%, due 4/2/18	5,162,255	5,199,361

		19,670,162

Mining, Steel, Iron & Non-Precious Metals 2.9%
Arch Coal, Inc. Term Loan B 5.75%, due 5/16/18	3,980,004	4,016,250
Boomerang Tube LLC Term Loan 11.00%, due 10/11/17 (d)	3,950,000	3,890,750
♦FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	6,974,819	7,023,859
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	1,596,587	1,612,553
McJunkin Corp. New Term Loan B 6.25%, due 11/9/19 (d)	1,596,000	1,596,000
SunCoke Energy, Inc. Term Loan B 4.00%, due 7/26/18	394,001	393,016
Walter Energy, Inc. Term Loan B 5.75%, due 4/2/18	3,226,239	3,248,420

		21,780,848

Oil & Gas 2.4%
Chesapeake Energy Corp. New Unsecured Term Loan 5.75%, due 12/1/17	1,533,300	1,534,364

M-172	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Oil & Gas (continued)
Energy Transfer Equity, L.P. New Term Loan B 3.75%, due 3/24/17	$5,500,000	$5,536,955
EP Energy LLC Incremental Term Loan 4.50%, due 4/23/19 (d)	2,500,000	2,507,500
Frac Tech International LLC Term Loan B 8.50%, due 5/6/16	5,573,544	4,619,075
Samson Investment Co. 2nd Lien Term Loan 6.00%, due 9/25/18	3,500,000	3,525,522

		17,723,416

Personal & Nondurable Consumer Products (Manufacturing Only) 2.1%
ACCO Brands Corp. New Term Loan B 4.25%, due 4/30/19	3,085,972	3,105,260
Prestige Brands, Inc. Term Loan 5.25%, due 1/31/19	2,102,273	2,124,422
Serta Simmons Holdings LLC Term Loan 5.00%, due 10/1/19	4,500,000	4,501,251
SRAM LLC
New Term Loan B 4.782%, due 6/7/18	1,594,562	1,598,548
2nd Lien Term Loan 8.50%, due 12/7/18	600,000	606,000
Visant Holding Corp. Term Loan B 5.25%, due 12/22/16	4,165,350	3,760,270

		15,695,751

Personal, Food & Miscellaneous Services 0.2%
Aramark Corp.
Extended Term Loan C 3.527%, due 7/26/16	1,334,749	1,339,321
New Extended LC-3 Facility 3.558%, due 7/26/16	104,933	105,292

		1,444,613

Printing & Publishing 1.9%
Dex Media East LLC New Term Loan 2.81%, due 10/24/14	401,216	280,182
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	6,000,000	6,000,936

	Principal Amount	Value

Printing & Publishing (continued)
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	$150,328	$151,142
MediaNews Group New Term Loan 8.50%, due 3/19/14	39,627	38,339
Nielsen Finance LLC
Class A Term Loan 2.213%, due 8/9/13	17,387	17,394
Class C Term Loan 3.463%, due 5/2/16	4,846,651	4,863,095
Penton Media, Inc. New Term Loan B 5.00%, due 8/1/14 (d)(e)	772,805	679,425
R.H. Donnelley, Inc. New Term Loan 9.00%, due 10/24/14	446,362	306,502
SNL Financial LC New Term Loan B 5.50%, due 10/23/18	2,000,000	1,995,000

		14,332,015

Retail Store 5.7%
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 5.75%, due 9/26/19	3,500,000	3,545,626
Collective Brands Finance, Inc. Term Loan 7.25%, due 10/9/19 (d)	1,800,000	1,820,250
Harbor Freight Tools USA, Inc. Term Loan B 5.50%, due 11/14/17	2,992,500	3,014,944
Leslie’s Poolmart, Inc. New Term Loan B 5.198%, due 10/16/19 (f)	3,534,120	3,554,441
♦Michaels Stores, Inc.
Extended Term Loan B3 4.813%, due 7/29/16	3,693,850	3,722,872
Term Loan B2 4.813%, due 7/29/16	4,075,609	4,107,631
NBTY, Inc. Term Loan B1 4.25%, due 10/2/17	1,293,222	1,303,562
Neiman Marcus Group, Inc. (The) Extended Term Loan 4.75%, due 5/16/18	3,833,891	3,836,023
Party City Holdings, Inc. New Term Loan B 5.75%, due 7/26/19	4,339,125	4,379,127
Petco Animal Supplies, Inc. New Term Loan 4.50%, due 11/24/17	4,037,374	4,063,330

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-173

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Retail Store (continued)
Pilot Travel Centers LLC
REFI Term Loan B 3.75%, due 3/30/18	$4,185,313	$4,202,318
Term Loan B2 4.25%, due 8/7/19	1,197,000	1,204,981
Yankee Candle Co., Inc. (The) New Term Loan B 5.25%, due 4/2/19	3,741,548	3,775,065

		42,530,170

Telecommunications 3.0%
Crown Castle International Corp. Term Loan B 4.00%, due 1/31/19	4,041,681	4,059,869
Level 3 Financing, Inc.
2016 Term Loan B 4.75%, due 2/1/16	1,795,500	1,813,455
2019 Term Loan B 5.25%, due 8/1/19	2,000,000	2,015,626
MetroPCS Wireless, Inc.
Incremental Term Loan B3 4.00%, due 3/16/18	1,834,540	1,836,833
Tranche B2 4.071%, due 11/3/16	1,607,205	1,611,558
Syniverse Holdings, Inc. New Term Loan 5.00%, due 4/23/19	3,956,120	3,977,550
♦Telesat LLC Term Loan B 4.25%, due 3/28/19	6,865,500	6,905,546

		22,220,437

Textiles & Leather 0.1%
Phillips-Van Heusen Corp. New Term Loan B1 3.50%, due 5/6/16	488,616	489,314

Utilities 4.6%
AES Corp. New Term Loan 4.25%, due 6/1/18	4,651,065	4,696,743
♦Calpine Corp.
New Term Loan 4.50%, due 4/2/18	4,967,197	5,010,094
Term Loan B2 4.50%, due 4/2/18	2,959,950	2,983,736
Covanta Energy Corp. New Term Loan 4.00%, due 3/28/19	1,488,750	1,502,707

	Principal Amount	Value

Utilities (continued)
Equipower Resources Holdings LLC
Refi Term Loan B 5.50%, due 12/21/18	$3,235,620	$3,255,843
2nd Lien Term Loan 10.00%, due 6/21/19	600,000	612,000
Essential Power LLC Term Loan B 5.50%, due 8/8/19	2,309,044	2,340,794
LSP Madison Funding LLC Term Loan 5.50%, due 6/28/19	5,940,771	6,017,507
NRG Energy, Inc. New Term Loan B 4.00%, due 7/2/18	6,206,515	6,263,732
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.746%, due 10/10/17	1,292,822	865,729
TPF Generation Holdings LLC
Synthetic Letter of Credit 2.211%, due 12/13/13	7,583	7,555
2nd Lien Term Loan C 4.561%, due 12/15/14	409,014	405,946

		33,962,386

Total Floating Rate Loans (Cost $587,717,707)		591,731,484

Foreign Floating Rate Loans 4.2% (c)
Beverage, Food & Tobacco 0.6%
Solvest, Ltd. Term Loan C2 5.018%, due 7/6/18	4,393,335	4,401,181

Broadcasting & Entertainment 0.7%
UPC Financing Partnership
Term Loan T 3.714%, due 12/30/16	1,020,716	1,012,551
Term Loan X 3.714%, due 12/29/17	1,896,576	1,887,567
Term Loan AF 4.00%, due 1/29/21	2,000,000	1,995,000

		4,895,118

Chemicals, Plastics & Rubber 0.5%
Trinseo Materials Operating S.C.A. New Term Loan B 8.00%, due 8/2/17	3,871,875	3,778,710

Electronics 0.2%
AVG Technologies N.V. Term Loan 7.50%, due 3/15/16	1,716,821	1,716,821

M-174	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Healthcare, Education & Childcare 0.1%
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	$928,805	$932,786

Leisure, Amusement, Motion Pictures & Entertainment 0.5%
Bombardier Recreational Products, Inc. Extended Term Loan B2 4.51%, due 6/28/16	3,847,427	3,871,473

Mining, Steel, Iron & Non-Precious Metals 0.6%
Novelis, Inc. Term Loan 4.00%, due 3/10/17	4,413,694	4,444,590

Printing & Publishing 0.1%
Yell Group PLC New Term Loan B1 (TBD), due 7/31/14 (g)	1,894,129	418,286

Telecommunications 0.9%
Intelsat Jackson Holdings, Ltd. Term Loan B1 4.50%, due 4/2/18	6,715,000	6,758,171

Total Foreign Floating Rate Loans (Cost $32,653,489)		31,217,136

Yankee Bonds 1.2% (h)
Aerospace & Defense 0.3%
Bombardier, Inc. 7.50%, due 3/15/18 (a)	1,600,000	1,782,000
Silver II Borrower / Silver II U.S. Holdings LLC 7.75%, due 12/15/20 (a)	400,000	414,000

		2,196,000

Chemicals, Plastics & Rubber 0.1%
Ineos Finance PLC 8.375%, due 2/15/19 (a)	1,000,000	1,077,500

Forest Products & Paper 0.4%
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (a)	3,000,000	2,962,500

Mining, Steel, Iron & Non-Precious Metals 0.4%
FMG Resources August 2006 Pty, Ltd.
6.00%, due 4/1/17 (a)	1,000,000	1,020,000
6.375%, due 2/1/16 (a)	1,500,000	1,552,500

		2,572,500

Total Yankee Bonds (Cost $8,296,921)		8,808,500

Total Long-Term Bonds (Cost $691,346,928)		698,056,941

	Shares	Value

Common Stock 0.1%
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
MGM Studios, Inc. (d)(i)	10,945	$394,896

Total Common Stock (Cost $259,944)		394,896

	Principal Amount
Short-Term Investments 6.1%
Commercial Paper 1.1%
John Deere Ltd. 0.15%, due 2/6/13 (a)(j)	$605,000	604,903
New Jersey Natural G 0.11%, due 1/15/13 (j)	4,508,000	4,507,772
Precision Castparts Corp. 0.11%, due 1/7/13 (a)(j)	2,762,000	2,761,931

Total Commercial Paper (Cost $7,874,606)		7,874,606

Repurchase Agreement 0.6%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $4,341,065 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $4,410,000 and a Market Value of $4,429,629)	4,341,062	4,341,062

Total Repurchase Agreement (Cost $4,341,062)		4,341,062

U.S. Government & Federal Agencies 4.4%
Federal Home Loan Bank Discount Notes 0.05%, due 1/11/13 (j)	8,000,000	7,999,884
Tennessee Valley Authority Discount Notes 0.048%, due 1/10/13 (j)	4,905,000	4,904,939
United States Treasury Bills
0.049%, due 1/3/13 (j)	11,238,000	11,237,964
0.061%, due 1/31/13 (j)	8,510,000	8,509,564

Total U.S. Government & Federal Agencies (Cost $32,652,351)		32,652,351

Total Short-Term Investments (Cost $44,868,019)		44,868,019

Total Investments (Cost $736,474,891) (k)	100.3%	743,319,856
Other Assets, Less Liabilities	(0.3)	(1,994,960)
Net Assets	100.0%	$741,324,896

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-175

Portfolio of Investments December 31, 2012 (continued)

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of December 31, 2012. Floating Rate Loans are generally considered restricted in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(d)	Illiquid security. The total market value of these securities as of December 31, 2012 is $16,414,965, which represents 2.2% of the Portfolio’s net assets.

(e)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(f)	This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.

(g)	This Floating Rate Loan will settle after December 31, 2012, at which time the interest rate will be determined.

(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	Fair valued security. The total market value of this security as of December 31, 2012 is $394,896, which represents 0.1% of the Portfolio’s net assets.

(j)	Interest rate presented is yield to maturity.

(k)	As of December 31, 2012, cost is $736,270,511 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$11,407,714
Gross unrealized depreciation	(4,358,369)

Net unrealized appreciation	$7,049,345

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$66,299,821	$—	$66,299,821
Floating Rate Loans (b)	—	567,358,891	24,372,593	591,731,484
Foreign Floating Rate Loans	—	31,217,136	—	31,217,136
Yankee Bonds	—	8,808,500	—	8,808,500

Total Long-Term Bonds	—	673,684,348	24,372,593	698,056,941

Common Stock (c)	—	—	394,896	394,896
Short-Term Investments
Commercial Paper	—	7,874,606	—	7,874,606
Repurchase Agreement	—	4,341,062	—	4,341,062
U.S. Government & Federal Agencies	—	32,652,351	—	32,652,351

Total Short-Term Investments	—	44,868,019	—	44,868,019

Total Investments in Securities	$—	$718,552,367	$24,767,489	$743,319,856

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $24,372,593 of Level 3 securities which represent floating rate loans whose value was obtained from pricing agent which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(c)	The Level 3 security valued at $394,896 is held in Leisure, Amusement, Motion Pictures & Entertainment within the Common Stock section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended December 31, 2012, securities with a total value of $6,341,167 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service which were derived based on single broker quote. (See Note 2)

M-176	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2012 (b)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$—	$584	$—	$14,236	$2,376,180	$—	$—	$—	$2,391,000	$14,236
Automobile	3,044,002	—	—	—	—	—	—	(3,044,002)	—	—
Beverage, Food & Tobacco	1,378,719	—	—	—	—	—	—	(1,378,719)	—	—
Broadcasting & Entertainment	—	2,100	138	44,387	3,455,965	(19,260)	495,000	—	3,978,330	44,387
Chemicals, Plastics & Rubber	942,607	1,284	37	13,917	—	(10,390)	—	—	947,455	13,433
Diversified/Conglomerate Service	—	(691)	—	35,750	3,196,743	—	—	—	3,231,802	35,750
Electronics	4,675,000	346	—	34,635	3,465,019	—	—	(4,675,000)	3,500,000	34,635
Finance	5,632,892	—	—	—	—	—	—	(5,632,892)	—	—
Healthcare, Education & Childcare	—	2,264	323	49,471	1,459,154	(11,250)	—	—	1,499,962	49,471
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	—	1,325	—	60,820	2,882,133	—	—	—	2,944,278	60,820
Mining, Steel, Iron & Non-Precious Metals	391,035	3,253	1,498	75,948	5,466,031	(57,999)	—	—	5,879,766	75,894
Utilities	2,621,963	—	—	—	—	—	—	(2,621,963)	—	—
Foreign Floating Rate Loans
Leisure, Amusement, Motion Pictures & Entertainment	380,138	—	—	—	—	—	—	(380,138)	—	—
Common Stock
Leisure, Amusement, Motion Pictures & Entertainment	218,900	—	—	175,996	—	—	—	—	394,896	175,996

Total	$19,285,256	$10,465	$1,996	$505,160	$22,301,225	$(98,899)	$495,000	$(17,732,714)	$24,767,489	$504,622

(a)	Sales include principal reduction.
(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-177

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $736,474,891)	$743,319,856
Unrealized appreciation on unfunded commitments	616
Receivables:
Interest	4,173,994
Investment securities sold	2,805,225
Fund shares sold	539,950
Other Assets	1,176

Total assets	750,840,817

Liabilities
Due to custodian	6,154
Unfunded commitments	57,600
Payables:
Investment securities purchased	8,812,807
Manager (See Note 3)	374,147
NYLIFE Distributors (See Note 3)	96,356
Shareholder communication	60,199
Professional fees	57,044
Fund shares redeemed	43,745
Custodian	3,796
Trustees	1,058
Accrued expenses	3,015

Total liabilities	9,515,921

Net assets	$741,324,896

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$79,518
Additional paid-in capital	744,700,138

744,779,656
Undistributed net investment income	125,056
Accumulated net realized gain (loss) on investments	(10,425,397)
Net unrealized appreciation (depreciation) on investments	6,844,965
Net unrealized appreciation (depreciation) on unfunded commitments	616

Net assets	$741,324,896

Initial Class
Net assets applicable to outstanding shares	$282,715,609

Shares of beneficial interest outstanding	30,340,322

Net asset value per share outstanding	$9.32

Service Class
Net assets applicable to outstanding shares	$458,609,287

Shares of beneficial interest outstanding	49,177,577

Net asset value per share outstanding	$9.33

M-178	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Interest	$32,527,564

Expenses
Manager (See Note 3)	3,989,983
Distribution and service—Service Class (See Note 3)	1,051,556
Shareholder communication	116,198
Professional fees	83,157
Custodian	22,260
Trustees	17,470
Miscellaneous	47,422

Total expenses	5,328,046

Net investment income (loss)	27,199,518

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	512,687
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	16,307,398

Net realized and unrealized gain (loss) on investments and unfunded commitments	16,820,085

Net increase (decrease) in net assets resulting from operations	$44,019,603

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-179

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$27,199,518	$22,339,730
Net realized gain (loss) on investments and foreign currency transactions	512,687	2,119,070
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	16,307,398	(13,997,967)

Net increase (decrease) in net assets resulting from operations	44,019,603	10,460,833

Dividends to shareholders:
From net investment income:
Initial Class	(10,330,192)	(6,591,162)
Service Class	(16,722,520)	(15,889,956)

Total dividends to shareholders	(27,052,712)	(22,481,118)

Capital share transactions:
Net proceeds from sale of shares	252,094,222	164,347,343
Net asset value of shares issued to shareholders in reinvestment of dividends	27,052,712	22,481,118
Cost of shares redeemed	(113,339,733)	(145,977,821)

Increase (decrease) in net assets derived from capital share transactions	165,807,201	40,850,640

Net increase (decrease) in net assets	165,807,201	28,830,355

Net Assets
Beginning of year	558,550,804	529,720,449

End of year	$741,324,896	$558,550,804

Undistributed net investment income at end of year	$125,056	$—

M-180	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.07	$9.26	$8.92	$6.93	$9.47

Net investment income (loss)	0.39	0.40	0.36	0.30	0.46
Net realized and unrealized gain (loss) on investments	0.25	(0.19)	0.34	1.99	(2.54)

Total from investment operations	0.64	0.21	0.70	2.29	(2.08)

Less dividends:
From net investment income	(0.39)	(0.40)	(0.36)	(0.30)	(0.46)

Net asset value at end of year	$9.32	$9.07	$9.26	$8.92	$6.93

Total investment return	7.15%	2.19%	8.08%	33.54%	(22.77%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.25%	4.19%	4.02%	3.70%	5.29%
Net expenses	0.65%	0.65%	0.67%	0.68%	0.69%
Portfolio turnover rate	47%	13%	11%	17%	7%
Net assets at end of year (in 000’s)	$282,716	$161,480	$145,965	$106,754	$52,378

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.08	$9.26	$8.92	$6.93	$9.47

Net investment income (loss)	0.37	0.36	0.34	0.28	0.44
Net realized and unrealized gain (loss) on investments	0.25	(0.18)	0.34	1.99	(2.54)

Total from investment operations	0.62	0.18	0.68	2.27	(2.10)

Less dividends:
From net investment income	(0.37)	(0.36)	(0.34)	(0.28)	(0.44)

Net asset value at end of year	$9.33	$9.08	$9.26	$8.92	$6.93

Total investment return	6.89%	1.93%	7.81%	33.21%	(22.97%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.00%	3.94%	3.77%	3.44%	5.09%
Net expenses	0.90%	0.90%	0.92%	0.93%	0.94%
Portfolio turnover rate	47%	13%	11%	17%	7%
Net assets at end of year (in 000’s)	$458,609	$397,071	$383,756	$309,163	$150,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-181

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	3.96%	5.31%	4.48%	0.55%
Service Class Shares[3]	3.70	5.04	4.21	0.80

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[4]	2.02%	5.23%	4.66%
Average Lipper Variable Products General U.S. Government Portfolio[5]	2.80	5.53	4.53

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.46% for Initial Class shares and 4.20% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products General U.S. Government Portfolio is representative of portfolios that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-182	MainStay VP Government Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,016.30	$2.74	$1,022.40	$2.75

Service Class Shares	$1,000.00	$1,015.10	$4.00	$1,021.20	$4.01

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.54% for Initial Class and 0.79% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-183

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-188 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
6.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 8/1/39

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 6.00%, due 6/1/35 TBA

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

M-184	MainStay VP Government Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Louis N. Cohen and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its peers and its benchmark during the reporting period?

For the 12 months ended December 31, 2012, MainStay VP Government Portfolio returned 3.96% for Initial Class shares and 3.70% for Service Class shares. Both share classes outperformed the 2.80% return of the average Lipper1 Variable Products General U.S. Government Portfolio and the 2.02% return of the Barclays U.S. Government Bond Index1 for the 12 months ended December 31, 2012. The Barclays U.S. Government Bond Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

Four key factors—duration,2 yield-curve3 posture, sector weighting and issue selection—affected the Portfolio’s relative performance during the reporting period.

Agency mortgage pass-throughs4 were the largest asset class in the Portfolio. Their 3.2-year average duration was shorter than the 5.2-year duration of the Barclays U.S. Government Bond Index, which consists of U.S. Treasury securities and agency debentures. Agency mortgage pass-throughs usually lie in the 2 to 7 year duration range, while the securities in the Barclays U.S. Government Bond Index span the breadth of the yield curve. With its longer duration, the Barclays U.S. Government Bond Index is more sensitive than the Portfolio to changes in U.S. Treasury yields, which had a negative impact on the Portfolio.

Peer Portfolios with longer durations would have had similar advantages relative to the Portfolio, except for those with large concentrations in long-maturity securities, whose performance was slowed by inflation fears.

During the reporting period, yields fell faster in the center of the yield curve than they did at the short and long ends. As a result, the yield spread5 between the 2- and 10-year benchmark points on the yield curve narrowed, while the spread between the 10- and 30-year benchmark points widened. The Portfolio benefited from the yield curve’s reshaping more than peer Portfolios that were less concentrated in the center of the curve.

Our commitment to agency mortgage pass-throughs during the reporting period imparted a yield advantage relative to lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This effect contributed positively to the Portfolio’s absolute return.

On average, agency mortgage pass-throughs outperformed comparable-duration U.S. Treasury securities for two reasons: better yield and better price appreciation. A narrowing of the spread between the mortgage pass-through yield and the U.S. Treasury yield explains the price effect. A favorable supply/demand balance helped spreads narrow. Net supply has been muted because of limited housing turnover and few cash-out refinancings, while investor demand has been robust. On the demand side, there have been four catalysts. First, the Federal Reserve recycles prepayments from its mortgage holdings. Second, it buys an additional $40 billion of agency mortgage-backed securities each month. Third, investors are attracted to the sector’s yield. Fourth, banks purchase mortgages for their investment portfolios as deposits grow faster than loans.

Over the medium term, we have emphasized call protection6 when purchasing mortgage-backed securities for the Portfolio. We moderate the pace of prepayments in a low-interest-rate environment by owning securities where borrowers have limited incentives to refinance. This includes securities backed by 15-year loan terms, lower-balance mortgages and securities backed by newer-production lower-rate loans. In securitizations of higher-rate loans, we have

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Call protection is a provision that prohibits the issuer of a callable security from forcing redemption early in the security’s life. Regardless of how poorly the market performs, call protection gives investors a minimum period during which they can earn the yield the security provides.

mainstayinvestments.com	M-185

focused attention on mortgages originated in 2003 and earlier, where burnout7 and lower loan sizes can slow prepayments. During the reporting period, call-protection stories tended to outperform generic mortgage collateral.

Low turnover gave the Portfolio an advantage relative to peer Portfolios by limiting transaction costs. We also preserved yield by keeping the Portfolio nearly fully invested and avoiding large cash balances.

Treasury Inflation-Protected Securities (TIPS) outperformed nominal U.S. Treasury securities during the reporting period, and real rate of return Portfolios (a sizeable segment within the Lipper universe) would have benefited from this trend. The Portfolio holds only a modest allocation to TIPS.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio typically targets an intermediate duration between 3.5 and 4.5 years. During 2012, the Portfolio’s duration fell by one-tenth of a year to 3.2 years. The shorter duration resulted from the drift in mortgage durations as U.S. Treasury yields and mortgage rates fell. Homeowners have more opportunities to refinance when mortgage rates are lower. This effect accelerates prepayment rates of securities in which the mortgage loans are pooled.

The durations of mortgage-backed securities usually shorten as mortgage rates follow U.S. Treasury yields lower, and refinancings tend to accelerate in response to the lower yields. We often allow the Portfolio’s duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasury securities. Given the vagaries of Treasury yields, this approach typically avoids the need to swiftly react to rate changes and then reverse the trade should U.S. Treasury yields abruptly turn around.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio’s largest allocation is to agency mortgage pass-throughs. Mortgage pass-throughs offer better relative value than comparable-duration U.S. Treasury securities or agency debentures because of their superior yield and favorable supply/demand technicals. The trade introduces incremental yield to the Portfolio and positions the Portfolio to benefit should the yield spread between mortgage-backed securities and comparable-duration Treasury securities compress.

The Portfolio’s residential mortgage exposure is taken mostly through pass-throughs rather than collateralized mortgage obligations (CMOs). The compensation currently demanded by the market for the better convexity8 of CMOs appears overdone while U.S. Treasury yields remain range bound.

We maintain our moderate exposure to credit risk as

a secondary driver of Portfolio performance for two reasons. First, the prospects of the credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) are aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds rate in a range near zero. Second, low interest rates should spark healthy demand for higher-yielding products. The Portfolio ended 2012 with a 12% allocation to non-government-related securities, unchanged from the prior year-end.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance, and which market segments were particularly weak?

Agency mortgage pass-throughs collateralized by loans less apt to refinance were the best performers during the reporting period. (Contributions take weightings and total returns into account.) Lower-balance loans often provide a measure of call protection, because the lower balance limits the borrower’s incentive to refinance. Mortgage pass-throughs whose durations are longer than average, such as newer-production lower-coupon securities, also did well as U.S. Treasury yields declined.

Among the Portfolio’s non-government-related assets, the commercial mortgage-backed securities had the best performance. In an environment where investors were clamoring for high-quality securities with higher yields, commercial mortgage-backed securities gained increased attention.

During the reporting period, the Portfolio’s weaker performers were less-liquid securities, (less actively traded) such as a securitization of reverse residential

7.	Burnout is a period of slowing prepayments for a mortgage-backed security. It usually occurs as loans move closer to maturity. If some underlying loans fail to prepay during an interest rate cycle, those underlying loans may be less likely to prepay should rates fall again.
8.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

M-186	MainStay VP Government Portfolio

mortgages insured by the Federal Housing Administration (FHA). Investors placed a premium on liquidity during 2012 and preferred more conventional names such as Fannie Mae.

How did the Portfolio’s sector weightings change during the reporting period?

Sector allocations were relatively stable during 2012. The bulk of the trading activity kept the Portfolio fully invested by reinvesting principal income from mortgage securities. With the new purchases, we emphasized mortgage securities whose collateral is less likely to be refinanced. We also undertook several mortgage dollar rolls9 for security types where we keep exposure in generic form rather than as specified pools of mortgage loans. Finally, we allocated a portion of new contributions to corporate bonds and commercial mortgage-backed securities to retain our current sector weightings.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio held

overweight positions relative to the Barclays U.S. Government Bond Index in agency mortgage pass-through securities and modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities. As of the same date, the Portfolio was underweight U.S. Treasury securities and agency debentures.

As of December 31, 2012, the majority of the Portfolio’s assets had durations between two and seven years. To maintain a duration close to 4.0 years, about 3% of assets were invested in longer-duration agency debentures to balance the Portfolio’s shorter-duration securi- ties. The short-duration product consists mostly of seasoned mortgage-backed securities.

9.	A mortgage dollar roll is a transaction in which a Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio is required to segregate assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-187

Portfolio of Investments December 31, 2012

	Principal Amount	Value

Long-Term Bonds 97.9%† Asset-Backed Securities 0.7%
Utilities 0.7%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$1,995,000	$2,431,456
Massachusetts RRB Special Purpose Trust Series 2001-1, Class A 6.53%, due 6/1/15	196,086	198,110

		2,629,566

Total Asset-Backed Securities (Cost $2,228,788)		2,629,566

Corporate Bonds 5.5%
Agriculture 0.8%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,157,749
9.70%, due 11/10/18	1,217,000	1,703,712

		2,861,461

Auto Manufacturers 0.9%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	3,235,000	3,395,903

Banks 0.3%
KeyCorp 6.50%, due 5/14/13	1,000,000	1,021,464

Electric 1.0%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,710,000	3,748,458

Pipelines 0.8%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	2,700,000	3,127,556

Real Estate Investment Trusts 0.8%
Duke Realty, L.P. 6.75%, due 3/15/20	2,350,000	2,841,357

Telecommunications 0.9%
Crown Castle Towers LLC 4.883%, due 8/15/20 (a)	3,100,000	3,497,925

Total Corporate Bonds (Cost $19,168,686)		20,494,124

	Principal Amount	Value

Mortgage-Backed Securities 6.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 5.9%
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	$1,550,000	$1,726,148
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	802,000	921,772
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,493,803	1,765,161
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	2,500,000	2,704,790
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (a)	660,000	711,604
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	530,000	635,742
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,200,000	1,250,248
GS Mortgage Securities Corp. II
Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	854,710
Series 2004-GG2, Class A6 5.396%, due 8/10/38 (c)	2,000,000	2,113,358
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,500,000	1,690,287
Series 2007-CB20, Class A3 5.819%, due 2/12/51	556,000	580,121
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	2,000,000	2,075,270
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (b)	1,000,000	1,026,300
Morgan Stanley Capital I Series 2005-HQ6, Class A4A 4.989%, due 8/13/42	1,330,000	1,453,050
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	800,000	848,774

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-188	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	$1,500,000	$1,724,903

		22,082,238

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.791%, due 8/25/36 (c)	703,337	654,843
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.65%, due 2/25/42 (a)(b)(d)	1,238,559	1,028,778

		1,683,621

Total Mortgage-Backed Securities (Cost $23,076,332)		23,765,859

U.S. Government & Federal Agencies 85.3%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/1/35 (e)	587,142	72,496
Series 361, Class 2, IO 6.00%, due 10/1/35 (e)	113,964	17,384

		89,880

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 17.5%
2.375%, due 6/1/35 (b)	369,687	397,793
2.377%, due 2/1/37 (b)	204,426	218,355
2.726%, due 3/1/35 (b)	44,583	47,261
3.50%, due 10/1/25	1,114,157	1,189,385
3.50%, due 11/1/25	5,597,116	5,974,804
3.50%, due 12/1/41	536,167	580,988
4.00%, due 3/1/25	2,913,872	3,132,473
4.00%, due 7/1/25	957,639	1,029,482
4.00%, due 8/1/31	1,557,608	1,679,872
4.00%, due 8/1/39	1,277,598	1,422,598
♦ 4.00%, due 12/1/40	5,490,308	6,096,269
♦ 4.00%, due 2/1/41	9,051,025	9,979,611
♦ 4.00%, due 3/1/41	10,469,182	11,624,658
4.00%, due 1/1/42	4,814,179	5,345,517
4.00%, due 12/1/42	1,517,466	1,684,947
4.50%, due 3/1/41	1,384,065	1,557,021
4.50%, due 5/1/41	2,185,304	2,411,274
4.50%, due 8/1/41	2,410,980	2,660,286
5.00%, due 1/1/20	746,667	803,324
5.00%, due 6/1/33	1,538,505	1,664,616

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.00%, due 8/1/33	$898,152	$975,448
5.00%, due 5/1/36	581,136	625,883
5.00%, due 10/1/39	1,851,005	2,072,775
5.50%, due 1/1/21	588,234	638,522
5.50%, due 1/1/33	1,145,221	1,246,106
6.50%, due 4/1/37	173,550	197,519

		65,256,787

Federal National Mortgage Association 0.9%
4.625%, due 5/1/13	3,285,000	3,333,618

Federal National Mortgage Association (Mortgage Pass-Through Securities) 49.3%
2.268%, due 11/1/34 (b)	322,611	342,480
2.726%, due 4/1/34 (b)	461,896	492,217
3.00%, due 10/1/32	1,724,657	1,815,283
3.50%, due 11/1/20	5,202,582	5,520,535
3.50%, due 10/1/25	2,486,371	2,677,174
♦ 3.50%, due 11/1/25	17,297,155	18,634,806
3.50%, due 9/1/32	4,922,621	5,317,019
3.50%, due 11/1/32	1,196,158	1,278,910
3.50%, due 2/1/41	3,342,011	3,565,908
3.50%, due 11/1/41	4,074,107	4,423,440
3.50%, due 12/1/41	1,731,684	1,880,167
3.50%, due 1/1/42	3,934,554	4,284,216
3.50%, due 3/1/42	3,755,103	4,014,888
3.50%, due 5/1/42	1,763,838	1,885,864
3.50%, due 8/1/42	3,905,302	4,224,295
3.50%, due 12/1/42	1,853,627	2,012,565
4.00%, due 9/1/31	3,628,336	3,905,890
4.00%, due 1/1/41	1,660,150	1,849,401
4.00%, due 2/1/41	1,245,797	1,387,814
4.00%, due 3/1/41	3,108,323	3,472,374
4.00%, due 10/1/41	974,776	1,088,943
4.00%, due 3/1/42	2,585,925	2,888,792
4.00%, due 6/1/42	1,088,377	1,209,727
4.00%, due 7/1/42	3,323,427	3,693,977
4.00%, due 8/1/42	1,644,316	1,827,652
4.00%, due 9/1/42	1,604,074	1,770,891
4.50%, due 7/1/18	2,343,506	2,527,373
4.50%, due 11/1/18	1,907,217	2,056,855
4.50%, due 6/1/23	1,620,719	1,744,333
4.50%, due 6/1/39	1,685,053	1,888,264
4.50%, due 7/1/39	4,219,547	4,765,196
♦ 4.50%, due 8/1/39	6,291,590	7,077,659
4.50%, due 9/1/40	4,742,543	5,355,823
4.50%, due 12/1/40	3,270,162	3,603,113
♦ 4.50%, due 1/1/41	7,900,490	8,922,139
4.50%, due 2/1/41	699,653	787,067
5.00%, due 11/1/17	1,148,130	1,247,718

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-189

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 9/1/20	$90,477	$98,326
5.00%, due 11/1/33	2,953,455	3,217,783
5.00%, due 7/1/34	380,280	413,364
5.00%, due 6/1/35	2,333,168	2,546,824
5.00%, due 10/1/35	664,910	723,675
5.00%, due 1/1/36	309,136	336,484
5.00%, due 2/1/36	3,635,806	3,954,201
5.00%, due 5/1/36	3,539,755	3,852,705
5.00%, due 3/1/40	2,968,983	3,325,626
5.00%, due 2/1/41	4,522,003	5,121,725
5.50%, due 11/1/17	775,620	832,915
5.50%, due 6/1/19	772,501	844,758
5.50%, due 11/1/19	840,140	918,724
5.50%, due 4/1/21	1,268,598	1,374,374
5.50%, due 6/1/21	103,765	112,417
5.50%, due 6/1/33	3,810,642	4,188,007
5.50%, due 11/1/33	2,456,072	2,699,296
5.50%, due 12/1/33	2,488,248	2,734,657
5.50%, due 6/1/34	731,624	800,418
5.50%, due 3/1/35	1,116,311	1,221,277
5.50%, due 12/1/35	487,052	532,241
5.50%, due 4/1/36	2,671,386	2,919,235
5.50%, due 1/1/37	532,630	610,509
5.50%, due 7/1/37	389,349	429,789
5.50%, due 8/1/37	621,274	678,915
6.00%, due 12/1/16	45,469	48,323
6.00%, due 1/1/33	399,095	445,788
6.00%, due 3/1/33	465,543	520,011
6.00%, due 9/1/34	71,628	79,650
♦ 6.00%, due 6/1/35 TBA (f)	6,450,000	7,044,609
6.00%, due 9/1/35	1,347,208	1,511,038
6.00%, due 10/1/35	179,800	203,289
6.00%, due 4/1/36	1,126,530	1,241,258
6.00%, due 6/1/36	985,393	1,078,819
6.00%, due 11/1/36	1,026,425	1,146,194
6.00%, due 4/1/37	252,580	273,370
6.50%, due 10/1/31	127,665	146,114
6.50%, due 7/1/32	28,247	33,422
6.50%, due 2/1/37	118,448	140,768
6.50%, due 8/1/47	176,928	194,670

		184,036,336

Government National Mortgage Association (Mortgage Pass-Through Securities) 11.3%
4.00%, due 7/15/39	1,254,670	1,380,796
4.00%, due 9/20/40	3,583,373	3,969,044
4.00%, due 11/20/40	354,463	392,613
4.00%, due 1/15/41	4,110,476	4,512,123

	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
♦ 4.00%, due 10/15/41	$6,399,369	$7,148,659
♦ 4.50%, due 5/20/40	11,745,577	12,950,000
5.00%, due 4/15/34	1,967,354	2,162,329
5.00%, due 2/20/41	1,383,171	1,532,751
5.50%, due 6/15/33	1,489,030	1,691,741
5.50%, due 12/15/35	537,548	592,585
5.50%, due 2/1/36 TBA (f)	3,810,000	4,186,238
6.00%, due 8/15/32	340,090	383,050
6.00%, due 10/15/32	545,039	615,945
6.50%, due 7/15/28	57,218	65,648
6.50%, due 8/15/28	79,360	91,829
6.50%, due 7/15/32	345,482	410,503

		42,085,854

♦Overseas Private Investment Corporation 1.9%
5.142%, due 12/15/23	6,220,970	7,264,475

Tennessee Valley Authority 3.4%
3.875%, due 2/15/21	2,750,000	3,191,243
4.65%, due 6/15/35	4,395,000	5,257,343
6.25%, due 12/15/17	3,485,000	4,394,142

		12,842,728

United States Treasury Inflation—Indexed Notes 1.0%
2.00%, due 7/15/14 (g)	3,681,540	3,884,886

Total U.S. Government & Federal Agencies (Cost $299,999,765)		318,794,564

Total Long-Term Bonds (Cost $344,473,571)		365,684,113

Short-Term Investment 6.5%
Repurchase Agreement 6.5%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $24,230,585 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $24,615,000 and a Market Value of $24,718,801)	24,230,571	24,230,571

Total Short-Term Investment (Cost $24,230,571)		24,230,571

Total Investments (Cost $368,704,142) (h)	104.4%	389,914,684
Other Assets, Less Liabilities	(4.4)	(16,406,794)
Net Assets	100.0%	$373,507,890

M-190	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

(c)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2012.

(d)	Illiquid security. The total market value of this security as of December 31, 2012 is $1,028,778, which represents 0.3% of the Portfolio’s net assets.

(e)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of December 31, 2012 is $11,230,847, which represents 3.0% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(g)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(h)	As of December 31, 2012, cost is $368,704,142 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$21,656,999
Gross unrealized depreciation	(446,457)

Net unrealized appreciation	$21,210,542

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,629,566	$—	$2,629,566
Corporate Bonds	—	20,494,124	—	20,494,124
Mortgage-Backed Securities	—	23,765,859	—	23,765,859
U.S. Government & Federal Agencies	—	318,794,564	—	318,794,564

Total Long-Term Bonds	—	365,684,113	—	365,684,113

Short-Term Investment
Repurchase Agreement	—	24,230,571	—	24,230,571

Total Investments in Securities	$—	$389,914,684	$—	$389,914,684

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended December 31, 2012, securities with a total value of $1,147,421 transferred from Level 3 to Level 2. The transfer occurred as a result of the value of these securities being obtained from an independent pricing source using observable inputs as of December 31, 2012. As of December 31, 2011, the valuation of these securities was obtained using fair valued prices due to market quotations not being readily available.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-191

Portfolio of Investments December 31, 2012 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012
Long-Term Bonds
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	$1,147,421	$—	$—	$—	$—	$—	$—	$(1,147,421)	$—	$—

Total	$1,147,421	$—	$—	$—	$—	$—	$—	$(1,147,421)	$—	$—

M-192	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $368,704,142)	$389,914,684
Receivables:
Interest	1,368,738
Fund shares sold	527,541
Investment securities sold	6,684
Other assets	489

Total assets	391,818,136

Liabilities
Payables:
Investment securities purchased	17,877,952
Manager (See Note 3)	157,571
Fund shares redeemed	149,021
NYLIFE Distributors (See Note 3)	53,833
Professional fees	38,249
Shareholder communication	30,281
Custodian	2,801
Trustees	538

Total liabilities	18,310,246

Net assets	$373,507,890

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,723
Additional paid-in capital	342,132,608

342,164,331
Undistributed net investment income	9,726,545
Accumulated net realized gain (loss) on investments	406,472
Net unrealized appreciation (depreciation) on investments	21,210,542

Net assets	$373,507,890

Initial Class
Net assets applicable to outstanding shares	$117,125,910

Shares of beneficial interest outstanding	9,891,441

Net asset value per share outstanding	$11.84

Service Class
Net assets applicable to outstanding shares	$256,381,980

Shares of beneficial interest outstanding	21,831,650

Net asset value per share outstanding	$11.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-193

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Interest	$12,252,537

Expenses
Manager (See Note 3)	1,843,291
Distribution and service—Service Class (See Note 3)	609,227
Shareholder communication	60,933
Professional fees	60,344
Custodian	16,944
Trustees	9,905
Miscellaneous	14,314

Total expenses	2,614,958

Net investment income (loss)	9,637,579

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	689,044
Net change in unrealized appreciation (depreciation) on investments	3,318,534

Net realized and unrealized gain (loss) on investments	4,007,578

Net increase (decrease) in net assets resulting from operations	$13,645,157

M-194	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,637,579	$10,260,840
Net realized gain (loss) on investments	689,044	344,467
Net change in unrealized appreciation (depreciation) on investments	3,318,534	9,097,347

Net increase (decrease) in net assets resulting from operations	13,645,157	19,702,654

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,610,388)	(4,400,897)
Service Class	(6,936,666)	(6,859,220)

	(10,547,054)	(11,260,117)

From net realized gain on investments:
Initial Class	—	(1,094,128)
Service Class	—	(1,835,328)

	—	(2,929,456)

Total dividends and distributions to shareholders	(10,547,054)	(14,189,573)

Capital share transactions:
Net proceeds from sale of shares	70,520,572	75,781,271
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,547,054	14,189,573
Cost of shares redeemed	(78,820,337)	(102,292,617)

Increase (decrease) in net assets derived from capital share transactions	2,247,289	(12,321,773)

Net increase (decrease) in net assets	5,345,392	(6,808,692)

Net Assets
Beginning of year	368,162,498	374,971,190

End of year	$373,507,890	$368,162,498

Undistributed net investment income at end of year	$9,726,545	$10,547,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-195

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.74	$11.55	$11.47	$11.72	$11.02

Net investment income (loss) (a)	0.33	0.36	0.33	0.36	0.44
Net realized and unrealized gain (loss) on investments	0.13	0.32	0.30	(0.17)	0.60

Total from investment operations	0.46	0.68	0.63	0.19	1.04

Less dividends and distributions:
From net investment income	(0.36)	(0.39)	(0.37)	(0.43)	(0.34)
From net realized gain on investments	—	(0.10)	(0.18)	(0.01)	—

Total dividends and distributions	(0.36)	(0.49)	(0.55)	(0.44)	(0.34)

Net asset value at end of year	$11.84	$11.74	$11.55	$11.47	$11.72

Total investment return	3.96%	5.98%	5.35%	1.61%	9.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78%	3.04%	2.79%	3.12%	3.91%
Net expenses	0.54%	0.55%	0.56%	0.56%	0.57%
Portfolio turnover rate (b)	40%	58%	127%	141%	72%
Net assets at end of year (in 000’s)	$117,126	$133,395	$153,178	$167,267	$206,744

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 20%, 37%, 30%, 24% and 50% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.65	$11.46	$11.40	$11.66	$10.97

Net investment income (loss) (a)	0.30	0.33	0.30	0.33	0.40
Net realized and unrealized gain (loss) on investments	0.13	0.33	0.28	(0.17)	0.62

Total from investment operations	0.43	0.66	0.58	0.16	1.02

Less dividends and distributions:
From net investment income	(0.34)	(0.37)	(0.34)	(0.41)	(0.33)
From net realized gain on investments	—	(0.10)	(0.18)	(0.01)	—

Total dividends and distributions	(0.34)	(0.47)	(0.52)	(0.42)	(0.33)

Net asset value at end of year	$11.74	$11.65	$11.46	$11.40	$11.66

Total investment return	3.70%	5.71%	5.09%	1.36%	9.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	2.79%	2.53%	2.87%	3.59%
Net expenses	0.79%	0.80%	0.81%	0.81%	0.82%
Portfolio turnover rate (b)	40%	58%	127%	141%	72%
Net assets at end of year (in 000’s)	$256,382	$234,768	$221,793	$182,700	$216,838

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 20%, 37%, 30%, 24% and 50% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

M-196	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2012

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	15.47%	0.66%	3.68%	1.11%
Service Class Shares	15.18	0.41	3.42	1.36

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	16.00%	1.66%	3.93%
MSCI EAFE® Index[3]	17.32	–3.69	1.65
Average Lipper Variable Products Multi-Cap Core Portfolio[4]	15.02	0.95	2.37

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-197

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,085.80	$0.21	$1,024.90	$0.20

Service Class Shares	$1,000.00	$1,084.40	$1.52	$1,023.70	$1.48

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-198	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-202 for specific holdings within these categories.

mainstayinvestments.com	M-199

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Growth Allocation Portfolio returned 15.47% for Initial Class shares and 15.18% for Service Class shares. Over the same period, both share classes outperformed the 15.02% return of the average Lipper2 Variable Products Multi-Cap Core Portfolio and underperformed the 16.00% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. For the 12 months ended December 31, 2012, both share classes underperformed the 17.32% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds” that invests primarily in other MainStay Portfolios and other Funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

Among the Underlying Portfolios/Funds in which the Portfolio invested, results were mixed. Several fared quite well relative to their respective peers and benchmarks. Among these was MainStay 130/30 International Fund. Other substantial holdings experienced challenges. Among these were MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All

Cap Fund. Excess returns among the Underlying Portfolios/Funds in which the Portfolio invested detracted significantly from the Portfolio’s relative performance. Nevertheless, the Portfolio generated better-than-median performance in its Lipper category despite coming up short relative to the S&P 500® Index.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

We placed a mild emphasis on two themes during 2012. First, we viewed Underlying Portfolios/Funds that invest in large-capitalization stocks favorably in relation to Underlying Portfolios/Funds that invest in small-cap stocks. We adopted this positioning because we believed that large-cap stocks were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Portfolios/Funds that invest in U.S. stocks over Underlying Portfolios/Funds that invest in stocks of other developed markets. Both of these positioning strategies contributed positively to the Portfolio’s returns during the first half of the year but surrendered their gains in the second half. The result was relatively neutral for the year as a whole.

How did the Portfolio’s allocations change over the course of the reporting period?

The primary allocation changes came as several new options were introduced to the pool of eligible investments. We established new positions in MainStay VP T. Rowe Price Equity Income Portfolio, MainStay VP Eagle Small Cap Growth Portfolio and MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio, with funding coming from a variety of sources including selling shares of MainStay VP Mid Cap Core Portfolio and MainStay Epoch U.S. All Cap Fund. We also materially increased the Portfolio’s holdings of MainStay VP S&P 500® Index Portfolio and MainStay VP Large Cap Growth Portfolio.

As of December 31, 2012, the Portfolio was in the process of exiting a position in MainStay Epoch International Small Cap Fund, an Underlying Portfolio/Fund that occupies a specialized segment of the investable universe. In our opinion, the risk-adjusted return potential of this Underlying Portfolio/Fund has become less compelling than it was in previous periods.

1	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-200	MainStay VP Growth Allocation Portfolio

In the fixed-income portion of the Portfolio, we emphasized two general themes. First, we sought to reduce exposure to the lowest-quality credits. This led us to cut the Portfolio’s holdings of MainStay VP Flexible Bond Opportunities Portfolio in half while shifting some of the proceeds into the MainStay VP Bond Portfolio. While we believed that government bonds represented a very poor value proposition, we were also wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we believed that emphasizing the middle of the quality spectrum would be a prudent strategy. Second, we shortened the Portfolio’s duration in an effort to reduce the Portfolio’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Portfolio’s position in MainStay VP Floating Rate Portfolio. With the same goal in mind, we also established a position in the new MainStay Short Duration High Yield Fund.

During the reporting period, which Underlying Portfolios/Funds had the highest total returns and which Underlying Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds in which the Portfolio invested, MainStay International Opportunities Fund (formerly MainStay 130/30 International

Fund) had the highest return for 2012, followed by MainStay VP International Equity Portfolio and MainStay Epoch International Small Cap Fund. Although all Underlying Portfolios/Funds in which the Portfolio invested generated positive returns for the reporting period, the lowest total returns came from MainStay Epoch U.S. All Cap Fund and MainStay VP U.S. Small Cap Portfolio.

Which Underlying Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s performance came from large positions in MainStay MAP Fund and MainStay VP Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The weakest contributions came from MainStay VP Eagle Small Cap Growth Portfolio and

MainStay Marketfield Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Portfolios/Funds.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-201

Portfolio of Investments December 31, 2012

	Shares	Value
Affiliated Investment Companies 100.1%†
Equity Funds 100.1%
MainStay 130/30 Core Fund Class I (a)	3,783,672	$29,663,987
MainStay 130/30 International Fund Class I (a)	2,571,255	18,230,196
MainStay Epoch Global Choice Fund Class I (a)	394,549	6,691,558
MainStay Epoch International Small Cap Fund Class I	13,794	254,503
MainStay Epoch U.S. All Cap Fund Class I	275,298	6,108,873
MainStay ICAP Equity Fund Class I	248,632	10,059,665
MainStay ICAP International Fund Class I	422,249	12,709,698
MainStay MAP Fund Class I	1,458,704	51,550,590
MainStay Marketfield Fund Class I	65,733	1,041,214
MainStay VP Common Stock Portfolio Initial Class	236,552	4,352,653
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (b)	636,691	6,442,113
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	977,914	9,774,217
MainStay VP ICAP Select Equity Portfolio Initial Class	198,151	2,726,022
MainStay VP International Equity Portfolio Initial Class	460,169	5,585,057
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	2,426,148	40,945,166

	Shares	Value
Equity Funds (continued)
MainStay VP Mid Cap Core Portfolio Initial Class	195,223	$2,388,181
MainStay VP S&P 500 Index Portfolio Initial Class	225,353	6,519,911
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)(b)	2,523,153	27,218,071
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,666,932	16,773,304
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class (b)	126,347	1,147,315

Total Investments (Cost $241,790,177) (c)	100.1%	260,182,294
Other Assets, Less Liabilities	(0.1)	(342,033)
Net Assets	100.0%	$259,840,261

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2012, cost is $244,579,037 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$15,908,281
Gross unrealized depreciation	(305,024)

Net unrealized appreciation	$15,603,257

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$260,182,294	$—	$—	$260,182,294

Total Investments	$260,182,294	$—	$—	$260,182,294

(a)	For a complete listing of investments see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-202	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $241,790,177)	$260,182,294
Receivables:
Investment securities sold	102,072
Fund shares sold	95,132
Other assets	1,451

Total assets	260,380,949

Liabilities
Due to custodian	102,072
Payables:
Fund shares redeemed	345,322
NYLIFE Distributors (See Note 3)	48,245
Professional fees	23,290
Shareholder communication	20,810
Custodian	579
Trustees	370

Total liabilities	540,688

Net assets	$259,840,261

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,773
Additional paid-in capital	264,544,550

264,570,323
Undistributed net investment income	2,693,832
Accumulated net realized gain (loss) on investments	(25,816,011)
Net unrealized appreciation (depreciation) on investments	18,392,117

Net assets	$259,840,261

Initial Class
Net assets applicable to outstanding shares	$31,447,162

Shares of beneficial interest outstanding	3,109,153

Net asset value per share outstanding	$10.11

Service Class
Net assets applicable to outstanding shares	$228,393,099

Shares of beneficial interest outstanding	22,664,182

Net asset value per share outstanding	$10.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-203

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,394,060

Expenses
Distribution and service—Service Class (See Note 3)	562,115
Shareholder communication	41,471
Professional fees	37,655
Trustees	6,786
Custodian	3,360
Miscellaneous	9,464

Total expenses	660,851

Net investment income (loss)	1,733,209

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	14,371,807
Realized capital gain distributions from affiliated investment companies	2,712,370

Net realized gain (loss) on investments from affiliated investment companies	17,084,177

Net change in unrealized appreciation (depreciation) on investments	16,837,613

Net realized and unrealized gain (loss) on investments	33,921,790

Net increase (decrease) in net assets resulting from operations	$35,654,999

M-204	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,733,209	$2,022,289
Net realized gain (loss) on investments from affiliated investment companies transactions	17,084,177	21,049,561
Net change in unrealized appreciation (depreciation) on investments	16,837,613	(30,084,853)

Net increase (decrease) in net assets resulting from operations	35,654,999	(7,013,003)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(302,698)	(258,010)
Service Class	(1,757,645)	(1,544,549)

	(2,060,343)	(1,802,559)

From net realized gain on investments:
Initial Class	(1,975,695)	—
Service Class	(15,116,478)	—

	(17,092,173)	—

Total dividends and distributions to shareholders	(19,152,516)	(1,802,559)

Capital share transactions:
Net proceeds from sale of shares	20,771,399	29,973,362
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	19,152,516	1,802,559
Cost of shares redeemed	(34,574,866)	(37,764,668)

Increase (decrease) in net assets derived from capital share transactions	5,349,049	(5,988,747)

Net increase (decrease) in net assets	21,851,532	(14,804,309)

Net Assets
Beginning of year	237,988,729	252,793,038

End of year	$259,840,261	$237,988,729

Undistributed net investment income at end of year	$2,693,832	$2,060,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-205

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.47	$9.83	$8.64	$7.02	$11.69

Net investment income (loss)	0.10	0.10	0.09 (a)	0.12 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	1.35	(0.37)	1.20	1.83	(4.50)

Total from investment operations	1.45	(0.27)	1.29	1.95	(4.39)

Less dividends and distributions:
From net investment income	(0.11)	(0.09)	(0.10)	(0.18)	(0.07)
From net realized gain on investments	(0.70)	—	—	(0.15)	(0.21)

Total dividends and distributions	(0.81)	(0.09)	(0.10)	(0.33)	(0.28)

Net asset value at end of year	$10.11	$9.47	$9.83	$8.64	$7.02

Total investment return	15.47%	(2.65%)	15.03%	28.04%	(37.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	0.99%	1.03%	1.56%	1.14%
Net expenses (b)	0.04%	0.05%	0.06%	0.06%	0.07%
Portfolio turnover rate	42%	54%	48%	47%	42%
Net assets at end of year (in 000’s)	$31,447	$27,003	$30,384	$24,774	$15,699

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.44	$9.80	$8.62	$7.00	$11.67

Net investment income (loss)	0.06	0.08	0.07 (a)	0.10 (a)	0.09 (a)
Net realized and unrealized gain (loss) on investments	1.36	(0.37)	1.20	1.83	(4.50)

Total from investment operations	1.42	(0.29)	1.27	1.93	(4.41)

Less dividends and distributions:
From net investment income	(0.08)	(0.07)	(0.09)	(0.16)	(0.05)
From net realized gain on investments	(0.70)	—	—	(0.15)	(0.21)

Total dividends and distributions	(0.78)	(0.07)	(0.09)	(0.31)	(0.26)

Net asset value at end of year	$10.08	$9.44	$9.80	$8.62	$7.00

Total investment return	15.18%	(2.89%)	14.75%	27.72%	(37.75%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%	0.78%	0.77%	1.29%	0.90%
Net expenses (b)	0.29%	0.30%	0.31%	0.31%	0.32%
Portfolio turnover rate	42%	54%	48%	47%	42%
Net assets at end of year (in 000’s)	$228,393	$210,986	$222,409	$186,844	$134,981

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-206	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	14.94%	0.85%	5.79%	0.66%
Service Class Shares[3]	14.66	0.60	5.53	0.91

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	15.26%	3.12%	7.52%
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	16.00	1.45	7.23

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.77% for Initial Class shares and 5.51% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-207

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,046.20	$3.29	$1,021.90	$3.25

Service Class Shares	$1,000.00	$1,044.90	$4.63	$1,020.60	$4.57

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-208	MainStay VP Growth Equity Portfolio

Industry Composition as of December 31, 2012 (Unaudited)

Computers & Peripherals	9.0%
IT Services	7.1
Chemicals	5.5
Internet Software & Services	4.9
Pharmaceuticals	4.9
Aerospace & Defense	4.6
Software	4.1
Health Care Providers & Services	4.0
Health Care Equipment & Supplies	3.7
Oil, Gas & Consumable Fuels	3.6
Internet & Catalog Retail	3.5
Specialty Retail	3.5
Tobacco	3.5
Textiles, Apparel & Luxury Goods	3.3
Communications Equipment	2.9
Food Products	2.5
Biotechnology	2.2
Real Estate Investment Trusts	2.2
Road & Rail	2.2

Multiline Retail	1.9%
Professional Services	1.9
Semiconductors & Semiconductor Equipment	1.9
Industrial Conglomerates	1.8
Media	1.7
Hotels, Restaurants & Leisure	1.5
Personal Products	1.5
Consumer Finance	1.4
Health Care Technology	1.2
Commercial Services & Supplies	1.1
Diversified Financial Services	1.1
Electrical Equipment	1.0
Trading Companies & Distributors	0.9
Energy Equipment & Services	0.8
Metals & Mining	0.5
Short-Term Investments	2.6
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-211 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2012 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.
2.	Philip Morris International, Inc.
3.	Google, Inc. Class A
4.	Visa, Inc. Class A
5.	QUALCOMM, Inc.
6.	Home Depot, Inc. (The)
7.	Oracle Corp.
8.	Union Pacific Corp.
9.	Amazon.com, Inc.
10.	American Tower Corp.

mainstayinvestments.com	M-209

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Harish Kumar, PhD, CFA, and Martin J. Mickus, CFA, of Madison Square Investors LLC,1 the Portfolio’s Subadvisor.

How did MainStay VP Growth Equity Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Growth Equity Portfolio returned 14.94% for Initial Class shares and 14.66% for Service Class shares. Both share classes underperformed the 16.00% return of the average Lipper2 Variable Prod-

ucts Large-Cap Growth Portfolio and the 15.26% return of the Russell 1000® Growth Index2 for the 12 months ended December 31, 2012. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index.

Were there any changes to the Portfolio during the reporting period?

At a meeting held on September 24–25, 2012, the Board of Trustees of MainStay VP Funds Trust approved certain matters with respect to the Portfolio. These matters are subject to policy holder approval and included a change in Subadvisor; change in Portfolio Name, Principal Investment Strategies and Investment Process; and an amendment to the Portfolio’s Management Agreement. For more infor-

mation on these changes, please consult the Supplements dated September 25, 2012, and January 11, 2013, to the Prospectus dated May 1, 2012, as supplemented.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed the Russell 1000® Growth Index largely because of stock selection resulting from the fact that intra-stock correlations were higher than normal, which made stock picking more difficult. Even so, the Portfolio benefited from favorable stock selection and positive exposure to valuation and sentiment factors that helped relative returns.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Information technology, industrials and consumer discretionary were the strongest positive-contributing sectors relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) Stock selection was the primary driver in all three sectors. Health care, materials and consumer staples were the weakest sectors relative to the Index.
Again, stock selection was the primary driver within these sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance, and which stocks detracted the most?

Internet software & services company eBay, apparel and accessories company Michael Kors Holdings, Ltd., and hospital chain HCA Holdings made the strongest positive contributions to the Portfolio’s absolute per-

formance during the reporting period. Global oil & gas equipment & services company FMC Technologies and electronic payment solutions company Verifone Systems were the Portfolio’s weakest absolute performers.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made purchases in health care company Johnson & Johnson and Internet software & services company eBay. During the reporting period, the Portfolio sold shares of Cognizant Technology Solutions and TD Ameritrade Holding. The Portfolio purchased Johnson & Johnson because we believed that the stock was attractively valued, the company had survived most of its patent cliff, and it had a good pipeline of products. The Portfolio purchased eBay seeking to benefit from the growth of PayPal and online commerce. The Portfolio sold Cognizant Technology Solutions because of slowing growth in the company’s outsourcing business. The Portfolio sold TD Ameritrade Holding when the company faced headwinds because of persistently low interest rates.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s sector weightings increased in health care and materials. Over the same period, the Portfolio’s sector weightings decreased in energy and consumer discretionary.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the portfolio was slightly overweight in the health care and materials sectors. As of the same date, the Portfolio was slightly under weight in the consumer staples and telecommuni- cation services sectors.

1.	Effective January 11, 2013, Cornerstone Capital Management LLC became the Subadvisor for the Portfolio.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-210	MainStay VP Growth Equity Portfolio

Portfolio of Investments December 31, 2012

	Shares	Value

Common Stocks 97.4%†
Aerospace & Defense 4.6%
Precision Castparts Corp.	37,896	$7,178,261
TransDigm Group, Inc.	49,803	6,791,137
United Technologies Corp.	66,586	5,460,718

		19,430,116

Biotechnology 2.2%
Alexion Pharmaceuticals, Inc. (a)	41,936	3,934,016
Celgene Corp. (a)	70,069	5,515,832

		9,449,848

Chemicals 5.5%
Ecolab, Inc.	87,865	6,317,494
Monsanto Co.	93,699	8,868,610
Potash Corp. of Saskatchewan, Inc.	51,186	2,082,758
Praxair, Inc.	54,764	5,993,920

		23,262,782

Commercial Services & Supplies 1.1%
Tyco International, Ltd.	156,441	4,575,899

Communications Equipment 2.9%
♦QUALCOMM, Inc.	195,049	12,096,939

Computers & Peripherals 9.0%
♦Apple, Inc. (b)	58,045	30,939,726
EMC Corp. (a)	283,772	7,179,432

		38,119,158

Consumer Finance 1.4%
American Express Co.	106,137	6,100,755

Diversified Financial Services 1.1%
IntercontinentalExchange, Inc. (a)	36,007	4,458,027

Electrical Equipment 1.0%
AMETEK, Inc.	109,763	4,123,796

Energy Equipment & Services 0.8%
FMC Technologies, Inc. (a)	82,599	3,537,715

Food Products 2.5%
Kraft Foods Group, Inc.	60,724	2,761,120
Mead Johnson Nutrition Co.	67,915	4,474,920
Mondelez International, Inc. Class A	123,253	3,139,254

		10,375,294

	Shares	Value

Health Care Equipment & Supplies 3.7%
Covidien PLC	124,342	$7,179,507
St. Jude Medical, Inc.	99,319	3,589,388
Varian Medical Systems, Inc. (a)	71,832	5,045,480

		15,814,375

Health Care Providers & Services 4.0%
Express Scripts Holding Co. (a)	131,440	7,097,760
HCA Holdings, Inc.	154,020	4,646,784
UnitedHealth Group, Inc.	92,467	5,015,410

		16,759,954

Health Care Technology 1.2%
Cerner Corp. (a)	63,881	4,959,721

Hotels, Restaurants & Leisure 1.5%
Starbucks Corp.	117,130	6,280,511

Industrial Conglomerates 1.8%
Danaher Corp.	134,177	7,500,494

Internet & Catalog Retail 3.5%
♦Amazon.com, Inc. (a)	37,409	9,394,896
Priceline.com, Inc. (a)	8,370	5,199,444

		14,594,340

Internet Software & Services 4.9%
eBay, Inc. (a)	135,258	6,900,863
♦Google, Inc. Class A (a)	19,359	13,732,694

		20,633,557

IT Services 7.1%
Accenture PLC Class A	74,424	4,949,196
Genpact, Ltd.	227,506	3,526,343
Teradata Corp. (a)	80,193	4,963,145
VeriFone Systems, Inc. (a)	97,885	2,905,227
♦Visa, Inc. Class A	88,384	13,397,246

		29,741,157

Media 1.7%
DIRECTV (a)	140,524	7,048,684

Metals & Mining 0.5%
Cliffs Natural Resources, Inc.	55,380	2,135,453

Multiline Retail 1.9%
Dollar Tree, Inc. (a)	115,032	4,665,698
Macy’s, Inc.	82,225	3,208,419

		7,874,117

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-211

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels 3.6%
Noble Energy, Inc.	51,137	$5,202,678
Occidental Petroleum Corp.	36,225	2,775,197
Pioneer Natural Resources Co.	47,273	5,038,829
Southwestern Energy Co. (a)	69,389	2,318,286

		15,334,990

Personal Products 1.5%
Estee Lauder Cos., Inc. (The) Class A	103,844	6,216,102

Pharmaceuticals 4.9%
Johnson & Johnson	118,859	8,332,016
Perrigo Co.	30,617	3,185,086
Shire PLC, Sponsored ADR (c)	38,850	3,581,193
Valeant Pharmaceuticals International, Inc. (a)	96,152	5,747,005

		20,845,300

Professional Services 1.9%
Equifax, Inc.	73,889	3,998,873
Verisk Analytics, Inc. Class A (a)	82,179	4,191,129

		8,190,002

Real Estate Investment Trusts 2.2%
♦American Tower Corp.	119,206	9,211,048

Road & Rail 2.2%
♦Union Pacific Corp.	74,914	9,418,188

Semiconductors & Semiconductor Equipment 1.9%
Altera Corp.	110,866	3,818,225
Texas Instruments, Inc.	142,230	4,400,596

		8,218,821

Software 4.1%
Check Point Software Technologies, Ltd. (a)	64,394	3,067,730
Citrix Systems, Inc. (a)	63,922	4,202,872
♦Oracle Corp.	302,060	10,064,639

		17,335,241

Specialty Retail 3.5%
♦Home Depot, Inc. (The)	177,756	10,994,208
O’Reilly Automotive, Inc. (a)	39,828	3,561,420

		14,555,628

Textiles, Apparel & Luxury Goods 3.3%
Michael Kors Holdings, Ltd. (a)	83,159	4,243,604
NIKE, Inc. Class B	118,690	6,124,404
VF Corp.	24,480	3,695,745

		14,063,753

Tobacco 3.5%
♦Philip Morris International, Inc.	178,045	14,891,684

	Shares	Value

Trading Companies & Distributors 0.9%
United Rentals, Inc. (a)	82,112	$3,737,738

Total Common Stocks (Cost $330,576,699)		410,891,187

	Principal Amount

Short-Term Investments 2.6%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $53,213 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.07% and a maturity date of 11/7/22, with a Principal Amount of $55,000 and a Market Value of $54,493)	$53,213	53,213

Total Repurchase Agreement (Cost $53,213)		53,213

U.S. Government 2.6%
United States Treasury Bills
0.059%, due 1/10/13 (d)	10,400,000	10,399,838
0.091%, due 1/24/13 (b)(d)	400,000	399,976

Total U.S. Government (Cost $10,799,814)		10,799,814

Total Short-Term Investments (Cost $10,853,027)		10,853,027

Total Investments (Cost $341,429,726) (f)	100.0%	421,744,214
Other Assets, Less Liabilities	0.0 ‡	66,738

Net Assets	100.0%	$421,810,952

	Contracts Long	Unrealized Appreciation (Depreciation)(e)
Futures Contracts (0.0%)‡
Standard & Poor’s 500 Index Mini March 2013	93	$(56,918)

Total Futures Contracts (Settlement Value $6,603,465)		$(56,918)

‡	Less than one-tenth of a percent.

M-212	MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	ADR—American Depositary Receipt.

(d)	Interest rate presented is yield to maturity.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2012.
(f)	As of December 31, 2012, cost is $341,601,633 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$87,440,254
Gross unrealized depreciation	(7,297,673)

Net unrealized appreciation	$80,142,581

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$410,891,187	$—	$—	$410,891,187
Short-Term Investments
Repurchase Agreement	—	53,213	—	53,213
U.S. Government	—	10,799,814	—	10,799,814

Total Short-Term Investments	—	10,853,027	—	10,853,027

Total Investments in Securities	$410,891,187	$10,853,027	$—	$421,744,214

Liability Valuation Inputs
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(56,918)	$—	$—	$(56,918)

Total Other Financial Instruments	$(56,918)	$—	$—	$(56,918)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-213

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $341,429,726)	$421,744,214
Receivables:
Dividends and interest	309,077
Variation margin on futures contracts	175,202
Fund shares sold	59,083
Other assets	474

Total assets	422,288,050

Liabilities
Payables:
Manager (See Note 3)	217,856
Fund shares redeemed	174,986
Professional fees	35,970
Shareholder communication	34,657
NYLIFE Distributors (See Note 3)	11,311
Custodian	1,707
Trustees	611

Total liabilities	477,098

Net assets	$421,810,952

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,270
Additional paid-in capital	368,747,436

368,762,706
Undistributed net investment income	4,350,401
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(31,559,725)
Net unrealized appreciation (depreciation) on investments and futures contracts	80,257,570

Net assets	$421,810,952

Initial Class
Net assets applicable to outstanding shares	$368,442,240

Shares of beneficial interest outstanding	13,330,411

Net asset value per share outstanding	$27.64

Service Class
Net assets applicable to outstanding shares	$53,368,712

Shares of beneficial interest outstanding	1,939,499

Net asset value per share outstanding	$27.52

M-214	MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$7,309,744
Interest	7,093

Total income	7,316,837

Expenses
Manager (See Note 3)	2,641,397
Distribution and service—Service Class (See Note 3)	129,795
Shareholder communication	69,648
Professional fees	58,422
Trustees	11,589
Custodian	9,306
Miscellaneous	15,499

Total expenses	2,935,656

Net investment income (loss)	4,381,181

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	16,059,465
Futures transactions	948,720
Foreign currency transactions	(30,770)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	16,977,415

Net change in unrealized appreciation (depreciation) on:
Investments	38,160,262
Futures contracts	(164,688)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	37,995,574

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	54,972,989

Net increase (decrease) in net assets resulting from operations	$59,354,170

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,318.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-215

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,381,181	$1,662,424
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	16,977,415	24,400,414
Net change in unrealized appreciation (depreciation) on investments and futures contracts	37,995,574	(31,562,150)

Net increase (decrease) in net assets resulting from operations	59,354,170	(5,499,312)

Dividends to shareholders:
From net investment income:
Initial Class	(1,542,898)	(1,796,656)
Service Class	(100,260)	(111,335)

Total dividends to shareholders	(1,643,158)	(1,907,991)

Capital share transactions:
Net proceeds from sale of shares	16,008,453	9,355,949
Net asset value of shares issued to shareholders in reinvestment of dividends	1,643,158	1,907,991
Cost of shares redeemed	(59,264,572)	(64,035,251)

Increase (decrease) in net assets derived from capital share transactions	(41,612,961)	(52,771,311)

Net increase (decrease) in net assets	16,098,051	(60,178,614)

Net Assets
Beginning of year	405,712,901	465,891,515

End of year	$421,810,952	$405,712,901

Undistributed net investment income at end of year	$4,350,401	$1,643,148

M-216	MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$24.14	$24.62	$22.04	$16.52	$27.23

Net investment income (loss)	0.31	0.12	0.13	0.12	0.10 (a)
Net realized and unrealized gain (loss) on investments	3.30	(0.48)	2.57	5.51	(10.68)

Total from investment operations	3.61	(0.36)	2.70	5.63	(10.58)

Less dividends:
From net investment income	(0.11)	(0.12)	(0.12)	(0.11)	(0.13)

Net asset value at end of year	$27.64	$24.14	$24.62	$22.04	$16.52

Total investment return	14.94%	(1.37%)	12.21%	34.18%	(38.87%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%	0.40%	0.48%	0.57%	0.43%
Net expenses	0.65%	0.66%	0.65%	0.68%	0.64%
Portfolio turnover rate	42%	97%	126%	157%	54%
Net assets at end of year (in 000’s)	$368,442	$361,067	$417,194	$423,086	$350,412

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$24.04	$24.52	$21.96	$16.45	$27.07

Net investment income (loss)	0.22	0.04	0.05	0.05	0.04 (a)
Net realized and unrealized gain (loss) on investments	3.31	(0.46)	2.58	5.51	(10.60)

Total from investment operations	3.53	(0.42)	2.63	5.56	(10.56)

Less dividends:
From net investment income	(0.05)	(0.06)	(0.07)	(0.05)	(0.06)

Net asset value at end of year	$27.52	$24.04	$24.52	$21.96	$16.45

Total investment return	14.66%	(1.62%)	11.93%	33.85%	(39.03%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.15%	0.23%	0.32%	0.18%
Net expenses	0.90%	0.91%	0.90%	0.93%	0.89%
Portfolio turnover rate	42%	97%	126%	157%	54%
Net assets at end of year (in 000’s)	$53,369	$44,646	$48,698	$44,427	$36,228

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-217

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	13.42%	8.04%	10.32%	0.60%
Service Class Shares[3]	13.14	7.77	10.04	0.85

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[4]	14.71%	9.53%	10.25%
Average Lipper Variable Products High Yield Portfolio[5]	14.09	7.89	8.97

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 10.31% for Initial Class shares and 10.03% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-218	MainStay VP High Yield Corporate Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,070.20	$3.07	$1,022.20	$3.00

Service Class Shares	$1,000.00	$1,068.90	$4.37	$1,020.90	$4.27

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-219

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-222 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Ally Financial, Inc., (zero coupon)–8.30%, due 2/12/15–11/1/31

2.	HCA, Inc., 4.75%–9.875%, due 3/15/14–9/15/25

3.	GenOn Energy, Inc., 7.625%–9.50%, due 6/15/14–10/15/18

4.	Texas Industries, Inc., 9.25%, due 8/15/20

5.	Nationstar Mortgage LLC / Nationstar Capital Corp., 7.875%–10.875%, due 4/1/15–10/1/20
6.	Algeco Scotsman Global Finance PLC, 8.50%–10.75%, due 10/15/18–10/15/19

7.	Concho Resources, Inc.

8.	Sprint Capital Corp., 6.875%–8.75%, due 11/15/28–3/15/32

9.	Intelsat Jackson Holdings S.A., 6.625%–7.50%, due 4/1/19–12/15/22

10.	Schaeffler Finance B.V., 7.75%–8.50%, due 2/15/17–2/15/19

M-220	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager J. Matthew Philo, CFA, of MacKay Shields, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP High Yield Corporate Bond Portfolio returned 13.42% for Initial Class shares and 13.14% for Service Class shares. Both share classes underperformed the 14.09% return of the average Lipper1 Variable Products High Yield Portfolio and the 14.71% return of the Credit Suisse High Yield Index1 for the same period. The Credit Suisse High Yield Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to its peers and the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted spreads and yields. The Portfolio remained conservatively positioned throughout the reporting period because of what we viewed as attractive risk-adjusted yields and spreads2 in the higher-quality part of the high-yield market. On the other hand, we viewed valuations in the higher-risk segment of the high-yield market as generally unattractive. We believed the higher-risk segment of the market was particularly vulnerable because of weak corporate earnings outlooks and challenging growth conditions in global economies.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Because the Portfolio is managed with a bottom-up investment style, the factors that prompt significant decisions are specific to each individual company. During the reporting period, we generally believed that valuations for most lower-quality high-yield bonds were unattractive, and we positioned the Portfolio more conservatively.

During the reporting period, which market segments made the strongest contributions to the Portfolio’s performance and which market segments were particularly weak?

The most significant positive contributors to the Portfolio’s absolute performance were investments in the health care, energy and financials industries. (Contributions take weightings and total returns into account.) Although no industries generated negative absolute returns during the reporting period, the Portfolio’s positions in the retail, food and drug, and aerospace industries contributed the least to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased the bonds of Schaeffler, a leading manufacturer of automotive and industrial components. We found the bonds attractive because the company has low leverage and generates free cash flow. The Portfolio also initiated a position in bonds of travel and leisure company Carlson Wagonlit. During the reporting period, the Portfolio sold the bonds of entertainment company American Casino and food company Tyson Foods.Tyson Foods was tendered through a corporate action. American Casino was sold because of relative value in relation to the expected return.

How did the Portfolio’s industry weightings change during the reporting period?

In 2012, the Portfolio increased its exposure to the housing and service industries because we found valuations and yield levels attractive. During the year, the Portfolio reduced its exposure to the utility and health care industries.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in the transportation, financials and housing industries. As of the same date, the Portfolio held underweight positions relative to the Index in the retail, energy and media industries.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-221

Portfolio of Investments December 31, 2012

	Principal Amount	Value

Long-Term Bonds 94.5%† Convertible Bonds 0.7%
Coal 0.1%
Somerset Cayuga Holding Co., Inc. 20.00%, due 6/15/17 (b)(d)(e)(f)(h)	$1,422,073	$1,919,799

Holding Company—Diversified 0.5%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	10,840,000	10,921,300

Internet 0.0%‡
At Home Corp.
0.525%, due 12/28/18 (b)(c)(d)(e)	1,869,975	187
4.75%, due 12/31/49 (b)(c)(d)(e)	9,032,054	903

		1,090

Investment Management/Advisory Services 0.1%
Janus Capital Group, Inc. 3.25%, due 7/15/14	3,039,000	3,171,956

Total Convertible Bonds (Cost $15,121,452)		16,014,145

Corporate Bonds 80.2%
Advertising 0.4%
Lamar Media Corp.
5.875%, due 2/1/22	1,525,000	1,654,625
7.875%, due 4/15/18	3,775,000	4,171,375
9.75%, due 4/1/14	3,297,000	3,610,215

		9,436,215

Aerospace & Defense 1.4%
AAR Corp. 7.25%, due 1/15/22 (f)	4,490,000	4,753,787
Alliant Techsystems, Inc. 6.875%, due 9/15/20	3,480,000	3,823,650
B/E Aerospace, Inc. 5.25%, due 4/1/22	7,665,000	8,124,900
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (f)	4,491,000	4,614,503
TransDigm, Inc.
5.50%, due 10/15/20 (f)	6,200,000	6,448,000
7.75%, due 12/15/18	7,635,000	8,446,219

		36,211,059

Agriculture 0.1%
American Rock Salt Co. LLC / American Rock Capital Corp. 8.25%, due 5/1/18 (f)	3,830,000	3,466,150

	Principal Amount	Value

Apparel 0.3%
Hanesbrands, Inc. 8.00%, due 12/15/16	$1,898,000	$2,083,055
Wolverine World Wide, Inc. 6.125%, due 10/15/20 (f)	4,800,000	5,040,000

		7,123,055

Auto Manufacturers 0.2%
Ford Motor Co. 6.50%, due 8/1/18	1,125,000	1,302,187
Oshkosh Corp.
8.25%, due 3/1/17	2,810,000	3,083,975
8.50%, due 3/1/20	905,000	1,002,288

		5,388,450

Auto Parts & Equipment 3.1%
Affinia Group, Inc.
9.00%, due 11/30/14	1,570,000	1,570,000
10.75%, due 8/15/16 (f)	2,216,000	2,401,590
Allison Transmission, Inc. 7.125%, due 5/15/19 (f)	10,620,000	11,336,850
Continental Rubber of America Corp. 4.50%, due 9/15/19 (f)	6,420,000	6,570,189
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	12,945,000	13,915,875
Dana Holding Corp.
6.50%, due 2/15/19	3,089,000	3,297,508
6.75%, due 2/15/21	6,279,000	6,749,925
Delphi Corp. 5.875%, due 5/15/19	7,825,000	8,392,312
Exide Technologies 8.625%, due 2/1/18	8,015,000	6,792,712
Lear Corp. (Escrow Shares) 8.75%, due 12/1/16 (b)(d)(e)(g)	2,681,000	4,022
Tenneco, Inc.
6.875%, due 12/15/20	1,870,000	2,035,963
7.75%, due 8/15/18	3,395,000	3,683,575
Titan International, Inc. 7.875%, due 10/1/17	3,594,000	3,818,625
TRW Automotive, Inc.
7.00%, due 3/15/14 (f)	800,000	844,000
7.25%, due 3/15/17 (f)	2,835,000	3,263,794
8.875%, due 12/1/17 (f)	3,050,000	3,355,000

		78,031,940

Banks 1.6%
♦Ally Financial, Inc.
(zero coupon), due 6/15/15	490,000	443,548
4.625%, due 6/26/15	3,438,000	3,584,032
5.50%, due 2/15/17	1,600,000	1,711,621

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-222	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
♦Ally Financial, Inc. (continued)
6.25%, due 12/1/17	$1,040,000	$1,151,506
7.50%, due 9/15/20	7,047,000	8,509,252
8.00%, due 11/1/31	7,390,000	9,338,894
8.30%, due 2/12/15	7,800,000	8,687,250
Provident Funding Associates, L.P.
10.125%, due 2/15/19 (f)	2,450,000	2,584,750
10.25%, due 4/15/17 (f)	3,670,000	4,046,175

		40,057,028

Beverages 0.7%
Constellation Brands, Inc. 8.375%, due 12/15/14	1,620,000	1,810,350
Cott Beverages, Inc.
8.125%, due 9/1/18	4,290,000	4,740,450
8.375%, due 11/15/17	9,750,000	10,603,125

		17,153,925

Building Materials 3.0%
Building Materials Corp. of America
6.75%, due 5/1/21 (f)	2,110,000	2,331,550
6.875%, due 8/15/18 (f)	5,050,000	5,454,000
7.00%, due 2/15/20 (f)	3,060,000	3,335,400
7.50%, due 3/15/20 (f)	5,640,000	6,204,000
Headwaters, Inc. 7.625%, due 4/1/19	7,457,000	7,923,062
Jeld-Wen Escrow Corp. 12.25%, due 10/15/17 (f)	6,860,000	7,923,300
Martin Marietta Materials, Inc. 6.60%, due 4/15/18	2,000,000	2,214,182
Taylor Morrison Communities, Inc. 7.75%, due 4/15/20 (f)	5,890,000	6,243,400
♦Texas Industries, Inc. 9.25%, due 8/15/20	27,590,000	29,590,275
USG Corp.
6.30%, due 11/15/16	3,460,000	3,581,100
7.875%, due 3/30/20 (f)	530,000	589,625
8.375%, due 10/15/18 (f)	1,165,000	1,293,150

		76,683,044

Chemicals 2.2%
Celanese U.S. Holdings LLC 4.625%, due 11/15/22	5,090,000	5,331,775
CF Industries, Inc.
6.875%, due 5/1/18	2,580,000	3,151,762
7.125%, due 5/1/20	570,000	717,367
Georgia Gulf Corp. 9.00%, due 1/15/17 (f)	5,688,000	6,327,900
Huntsman International LLC 5.50%, due 6/30/16	562,000	562,702

	Principal Amount	Value

Chemicals (continued)
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	$6,135,000	$6,342,056
Olin Corp.
5.50%, due 8/15/22	4,500,000	4,691,250
8.875%, due 8/15/19	6,675,000	7,576,125
Phibro Animal Health Corp. 9.25%, due 7/1/18 (f)	13,850,000	13,850,000
PolyOne Corp. 7.375%, due 9/15/20	1,200,000	1,311,000
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	7,225,000	7,477,875

		57,339,812

Coal 2.0%
Arch Coal, Inc.
7.00%, due 6/15/19	6,935,000	6,449,550
7.25%, due 10/1/20	1,110,000	1,029,525
8.75%, due 8/1/16	2,070,000	2,152,800
9.875%, due 6/15/19 (f)	2,570,000	2,672,800
CONSOL Energy, Inc.
8.00%, due 4/1/17	10,900,000	11,799,250
8.25%, due 4/1/20	1,590,000	1,721,175
Peabody Energy Corp.
6.00%, due 11/15/18	7,635,000	8,112,187
6.25%, due 11/15/21	4,670,000	4,961,875
6.50%, due 9/15/20	3,485,000	3,737,663
7.375%, due 11/1/16	845,000	967,525
7.875%, due 11/1/26	2,235,000	2,413,800
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 8.25%, due 4/15/18	1,340,000	1,420,400
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II 8.375%, due 6/1/20 (f)	4,335,000	4,670,962

		52,109,512

Commercial Services 4.1%
Alliance Data Systems Corp.
5.25%, due 12/1/17 (f)	5,800,000	5,887,000
6.375%, due 4/1/20 (f)	5,385,000	5,735,025
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
4.875%, due 11/15/17 (f)	4,010,000	4,070,150
8.25%, due 1/15/19	1,345,000	1,486,225
9.75%, due 3/15/20	2,895,000	3,343,725
Catalent Pharma Solutions, Inc. 7.875%, due 10/15/18 (f)	7,060,000	7,112,950
Cenveo Corp. 8.875%, due 2/1/18	5,490,000	5,215,500
Corrections Corporation of America 7.75%, due 6/1/17	1,455,000	1,545,938

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-223

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	$6,455,000	$6,922,987
H&E Equipment Services, Inc. 7.00%, due 9/1/22 (f)	4,130,000	4,398,450
HDTFS, Inc. 5.875%, due 10/15/20 (f)	1,330,000	1,389,850
Knowledge Universe Education LLC 7.75%, due 2/1/15 (f)	8,530,000	7,890,250
PHH Corp.
7.375%, due 9/1/19	2,730,000	3,030,300
9.25%, due 3/1/16	1,615,000	1,885,512
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50%, (b)(d)(e)(g)	150,000	2,400
9.75%, (b)(d)(e)(f)(g)	8,530,000	136,480
Sotheby’s 5.25%, due 10/1/22 (f)	4,820,000	4,868,200
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (f)	6,110,000	6,507,150
Sunstate Equipment Co. LLC / Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (f)(h)	9,800,000	10,559,500
United Rentals North America, Inc.
5.75%, due 7/15/18 (f)	4,155,000	4,477,012
6.125%, due 6/15/23	5,165,000	5,449,075
7.375%, due 5/15/20 (f)	835,000	916,413
7.625%, due 4/15/22 (f)	2,920,000	3,263,100
9.25%, due 12/15/19	2,450,000	2,793,000
Valassis Communications, Inc. 6.625%, due 2/1/21	4,740,000	5,024,400

		103,910,592

Computers 0.6%
iGATE Corp. 9.00%, due 5/1/16	5,140,000	5,570,475
NCR Corp.
4.625%, due 2/15/21 (f)	1,100,000	1,100,000
5.00%, due 7/15/22 (f)	4,050,000	4,115,813
SunGard Data Systems, Inc. 4.875%, due 1/15/14	3,625,000	3,738,281

		14,524,569

Distribution & Wholesale 0.4%
American Tire Distributors, Inc. 9.75%, due 6/1/17	10,815,000	11,463,900

Diversified Financial Services 1.2%
CNG Holdings, Inc. 9.375%, due 5/15/20 (f)	4,695,000	4,765,425

	Principal Amount	Value

Diversified Financial Services (continued)
Community Choice Financial, Inc.
10.75%, due 5/1/19	$7,430,000	$7,151,375
12.75%, due 5/1/20 (b)(f)	3,000,000	3,000,000
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,575,037
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (f)	5,105,000	5,896,275

		30,388,112

Electric 3.1%
AES Eastern Energy, L.P. (Escrow Shares) Series 1999-A 9.00%, due 1/2/17 (b)(c)(d)(e)	3,526,011	599,422
Calpine Construction Finance Co., L.P. / CCFC Finance Corp. 8.00%, due 6/1/16 (f)	14,635,000	15,549,687
Calpine Corp. 7.25%, due 10/15/17 (f)	9,267,000	9,869,355
Cedar Brakes II LLC 9.875%, due 9/1/13 (f)	729,965	750,192
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	8,101,000	9,133,878
♦GenOn Energy, Inc.
7.625%, due 6/15/14	4,535,000	4,841,113
7.875%, due 6/15/17	14,250,000	15,746,250
9.50%, due 10/15/18	9,610,000	11,339,800
GenOn REMA LLC Series C 9.681%, due 7/2/26	1,190,000	1,279,250
Ipalco Enterprises, Inc. 7.25%, due 4/1/16 (f)	1,615,000	1,792,650
Mirant Americas Generation LLC 9.125%, due 5/1/31	3,760,000	4,136,000
PNM Resources, Inc. 9.25%, due 5/15/15	1,704,000	1,944,690
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,305,000	2,800,748

		79,783,035

Electrical Components & Equipment 0.6%
Belden, Inc. 5.50%, due 9/1/22 (f)	10,110,000	10,388,025
General Cable Corp. 5.75%, due 10/1/22 (f)	3,610,000	3,736,350

		14,124,375

Electronics 0.3%
Kemet Corp. 10.50%, due 5/1/18	3,670,000	3,619,538
Stoneridge, Inc. 9.50%, due 10/15/17 (f)	3,110,000	3,312,150

		6,931,688

M-224	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Engineering & Construction 0.5%
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	$10,275,000	$7,706,250
13.00%, due 3/15/18 (f)(h)	5,726,600	5,969,981

		13,676,231

Entertainment 1.9%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18 (b)(f)	10,045,000	10,497,025
Greektown Superholdings, Inc. 13.00%, due 7/1/15	5,235,000	5,588,362
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (f)	8,807,000	9,698,709
Production Resource Group, Inc. 8.875%, due 5/1/19	6,090,000	4,445,700
Speedway Motorsports, Inc. 8.75%, due 6/1/16	2,985,000	3,190,219
Sterling Entertainment Enterprise, LLC 9.75%, due 12/31/19 (b)(d)(e)	10,000,000	10,000,000
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (b)(e)	365,760	256,032
Vail Resorts, Inc. 6.50%, due 5/1/19	4,620,000	4,972,275

		48,648,322

Environmental Controls 0.6%
Clean Harbors, Inc.
5.125%, due 6/1/21 (f)	2,735,000	2,830,725
5.25%, due 8/1/20	4,320,000	4,503,600
Darling International, Inc. 8.50%, due 12/15/18	3,600,000	4,135,500
Heckmann Corp. 9.875%, due 4/15/18	3,205,000	3,309,163
9.875%, due 4/15/18 (f)	1,720,000	1,763,000

		16,541,988

Finance—Auto Loans 1.2%
Credit Acceptance Corp. 9.125%, due 2/1/17	5,020,000	5,484,350
Ford Motor Credit Co. LLC
7.00%, due 4/15/15	3,075,000	3,428,742
12.00%, due 5/15/15	4,455,000	5,468,512
General Motors Financial Co., Inc.
4.75%, due 8/15/17 (f)	6,455,000	6,787,368
6.75%, due 6/1/18	8,850,000	10,152,570

		31,321,542

Finance—Consumer Loans 0.3%
SLM Corp.
8.00%, due 3/25/20	2,540,000	2,901,950
8.45%, due 6/15/18	4,085,000	4,779,450

		7,681,400

	Principal Amount	Value

Finance—Other Services 1.3%
♦Nationstar Mortgage LLC / Nationstar Capital Corp.
7.875%, due 10/1/20 (f)	$4,005,000	$4,225,275
9.625%, due 5/1/19 (f)	5,305,000	5,958,125
10.875%, due 4/1/15	15,980,000	17,098,600
SquareTwo Financial Corp. 11.625%, due 4/1/17	4,875,000	4,619,062

		31,901,062

Food 2.1%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (f)	4,740,000	4,858,500
American Stores Co. 8.00%, due 6/1/26	9,740,000	8,449,450
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (f)(h)	4,853,070	4,416,294
B&G Foods, Inc. 7.625%, due 1/15/18	1,960,000	2,107,000
C&S Group Enterprises LLC 8.375%, due 5/1/17 (f)	3,267,000	3,454,853
Harmony Foods Corp. 10.00%, due 5/1/16 (f)	6,510,000	7,014,525
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (f)	7,905,000	8,557,162
Smithfield Foods, Inc. 6.625%, due 8/15/22	3,755,000	4,149,275
TreeHouse Foods, Inc.
6.03%, due 9/30/13 (b)(d)(e)	6,300,000	6,394,500
7.75%, due 3/1/18	3,070,000	3,330,950

		52,732,509

Forest Products & Paper 1.2%
Boise Cascade LLC / Boise Cascade Finance Corp. 6.375%, due 11/1/20 (f)	6,000,000	6,180,000
Clearwater Paper Corp. 7.125%, due 11/1/18	4,082,000	4,449,380
Georgia-Pacific Corp.
7.25%, due 6/1/28	4,180,000	5,472,903
7.375%, due 12/1/25	1,310,000	1,784,981
7.75%, due 11/15/29	64,000	87,524
8.00%, due 1/15/24	3,469,000	4,850,224
8.875%, due 5/15/31	3,165,000	4,745,576
Resolute Forest Products 10.25%, due 10/15/18	3,152,000	3,609,040

		31,179,628

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-225

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products 1.0%
Alere, Inc.
8.625%, due 10/1/18	$1,555,000	$1,562,775
9.00%, due 5/15/16	650,000	685,750
Hanger, Inc. 7.125%, due 11/15/18	7,627,000	8,046,485
Hologic, Inc. 6.25%, due 8/1/20 (f)	3,230,000	3,480,325
Teleflex, Inc. 6.875%, due 6/1/19	4,860,000	5,248,800
Universal Hospital Services, Inc. 7.625%, due 8/15/20 (f)	6,160,000	6,491,100

		25,515,235

Health Care—Services 4.1%
American Renal Associates Holdings, Inc. 9.75%, due 3/1/16 (h)	3,104,575	3,275,327
American Renal Holdings Co., Inc. 8.375%, due 5/15/18	2,830,000	2,978,575
AMERIGROUP Corp. 7.50%, due 11/15/19	6,865,000	8,238,000
Centene Corp. 5.75%, due 6/1/17	3,905,000	4,197,875
CHS / Community Health Systems, Inc.
5.125%, due 8/15/18	2,990,000	3,117,075
7.125%, due 7/15/20	3,495,000	3,730,912
DaVita HeathCare Partners Inc.
6.375%, due 11/1/18	3,010,000	3,228,225
6.625%, due 11/1/20	1,896,000	2,061,900
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (f)	3,750,000	4,190,625
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (f)	460,000	493,925
5.875%, due 1/31/22 (f)	2,710,000	2,940,350
HCA Holdings, Inc. 7.75%, due 5/15/21	3,900,000	4,231,500
♦HCA, Inc.
4.75%, due 5/1/23	11,730,000	11,935,275
5.75%, due 3/15/14	2,920,000	3,051,400
6.375%, due 1/15/15	2,780,000	3,005,875
6.50%, due 2/15/16	4,270,000	4,643,625
6.50%, due 2/15/20	2,125,000	2,390,625
7.19%, due 11/15/15	243,000	267,300
7.25%, due 9/15/20	995,000	1,101,962
7.50%, due 2/15/22	1,570,000	1,797,650
7.58%, due 9/15/25	575,000	582,188
7.875%, due 2/15/20	645,000	717,563
8.36%, due 4/15/24	450,000	484,875
9.00%, due 12/15/14	1,520,000	1,694,800
9.875%, due 2/15/17	881,000	930,556

	Principal Amount	Value

Health Care—Services (continued)
Health Management Associates, Inc. 7.375%, due 1/15/20	$2,505,000	$2,705,400
INC Research LLC 11.50%, due 7/15/19 (f)	7,110,000	7,358,850
MultiPlan, Inc. 9.875%, due 9/1/18 (f)	10,145,000	11,311,675
ResCare, Inc. 10.75%, due 1/15/19	3,520,000	3,907,200
Vanguard Health Holding Co. II LLC /Vanguard Holding Co. II, Inc.
7.75%, due 2/1/19	3,080,000	3,187,800
8.00%, due 2/1/18	1,655,000	1,712,925

		105,471,833

Holding Companies—Diversified 0.8%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (f)(h)	6,060,000	6,241,800
Leucadia National Corp. 8.125%, due 9/15/15	4,480,000	5,040,000
Susser Holdings LLC / Susser Finance Corp. 8.50%, due 5/15/16	7,468,000	7,934,750

		19,216,550

Home Builders 0.5%
Meritage Homes Corp. 7.00%, due 4/1/22	1,665,000	1,810,688
Ryland Group, Inc. (The)
5.375%, due 10/1/22	540,000	552,825
6.625%, due 5/1/20	1,880,000	2,086,800
Standard Pacific Corp. 8.375%, due 1/15/21	4,400,000	5,104,000
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 7.75%, due 4/15/20 (f)	2,415,000	2,559,900

		12,114,213

Household Products & Wares 1.0%
Jarden Corp.
6.125%, due 11/15/22	945,000	1,020,600
7.50%, due 5/1/17	5,940,000	6,689,925
Prestige Brands, Inc. 8.25%, due 4/1/18	3,560,000	3,947,150
Spectrum Brands Escrow Corp.
6.375%, due 11/15/20 (f)	1,545,000	1,622,250
6.625%, due 11/15/22 (f)	1,545,000	1,657,012
Spectrum Brands, Inc.
6.75%, due 3/15/20 (f)	710,000	759,700
9.50%, due 6/15/18	8,887,000	10,086,745

		25,783,382

M-226	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Housewares 0.2%
Libbey Glass, Inc. 6.875%, due 5/15/20	$5,360,000	$5,762,000

Insurance 0.6%
A-S Co-issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (f)	1,405,000	1,405,000
Hub International, Ltd. 8.125%, due 10/15/18 (f)	3,125,000	3,203,125
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (f)	4,190,000	4,640,970
Onex Usi Aquisition Corp. 7.75%, due 1/15/21 (f)	5,700,000	5,614,500

		14,863,595

Internet 0.7%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (f)	5,405,000	5,931,987
Cyrusone, L.P. / Cyrusone Finance Corp. 6.375%, due 11/15/22 (f)	4,930,000	5,139,525
Equinix, Inc. 7.00%, due 7/15/21	5,638,000	6,258,180

		17,329,692

Investment Management/Advisory Services 0.2%
Janus Capital Group, Inc. 6.70%, due 6/15/17	3,743,000	4,277,935

Iron & Steel 0.3%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	3,001,545
Allegheny Technologies, Inc. 9.375%, due 6/1/19	2,600,000	3,307,918
Steel Dynamics, Inc. 6.375%, due 8/15/22 (f)	1,675,000	1,775,500

		8,084,963

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (f)	1,760,000	1,986,600

Lodging 1.6%
Choice Hotels International, Inc. 5.75%, due 7/1/22	9,285,000	10,283,137
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (f)	4,810,000	4,569,500
MGM Resorts International
6.625%, due 7/15/15	1,000,000	1,072,500
6.625%, due 12/15/21	5,135,000	5,135,000

	Principal Amount	Value

Lodging (continued)
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (h)	$5,652,225	$5,991,358
Seminole Hard Rock Entertainment, Inc. 2.808%, due 3/15/14 (f)	2,295,000	2,277,788
Sheraton Holding Corp. 7.375%, due 11/15/15	2,580,000	2,983,804
Station Casinos LLC 3.66%, due 6/18/18	10,110,000	8,694,600

		41,007,687

Machinery—Diversified 0.5%
Briggs & Stratton Corp. 6.875%, due 12/15/20	3,660,000	4,140,375
Cleaver-Brooks, Inc. 8.75%, due 12/15/19 (f)	2,635,000	2,720,638
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (f)	4,485,000	4,754,100

		11,615,113

Media 3.0%
AMC Networks, Inc.
4.75%, due 12/15/22	3,800,000	3,819,000
7.75%, due 7/15/21	2,480,000	2,839,600
CCO Holdings LLC / CCO Holdings Capital Corp.
7.00%, due 1/15/19	4,700,000	5,070,125
7.25%, due 10/30/17	1,245,000	1,357,050
7.375%, due 6/1/20	9,520,000	10,567,200
7.875%, due 4/30/18	1,585,000	1,705,856
Crown Media Holdings, Inc. 10.50%, due 7/15/19	6,000,000	6,757,500
CSC Holdings LLC
7.625%, due 7/15/18	95,000	109,725
7.875%, due 2/15/18	965,000	1,116,987
DISH DBS Corp.
4.625%, due 7/15/17	6,040,000	6,296,700
5.875%, due 7/15/22	3,725,000	4,004,375
6.75%, due 6/1/21	3,925,000	4,474,500
7.125%, due 2/1/16	1,085,000	1,215,200
7.75%, due 5/31/15	1,345,000	1,504,719
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20 (f)	9,455,000	9,407,725
7.75%, due 10/15/18	7,560,000	8,448,300
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (f)	8,860,000	8,372,700

		77,067,262

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-227

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Metal Fabricate & Hardware 1.1%
A. M. Castle & Co. 12.75%, due 12/15/16	$9,200,000	$10,741,000
Mueller Water Products, Inc.
7.375%, due 6/1/17	4,825,000	4,981,813
8.75%, due 9/1/20	4,680,000	5,335,200
Neenah Foundry Co. 15.00%, due 7/29/15 (b)(h)	1,377,570	1,267,364
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (f)	4,240,000	4,441,400

		26,766,777

Mining 0.7%
Kaiser Aluminum Corp. 8.25%, due 6/1/20	6,495,000	7,079,550
Vulcan Materials Co.
6.50%, due 12/1/16	9,075,000	10,005,187
7.50%, due 6/15/21	1,505,000	1,715,700

		18,800,437

Miscellaneous—Manufacturing 1.8%
Actuant Corp. 5.625%, due 6/15/22	3,941,000	4,078,935
Amsted Industries, Inc. 8.125%, due 3/15/18 (f)	10,375,000	11,101,250
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20 (f)	4,730,000	4,871,900
Griffon Corp. 7.125%, due 4/1/18	4,755,000	5,040,300
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,505,500
Polypore International, Inc. 7.50%, due 11/15/17	6,465,000	7,046,850
SPX Corp.
6.875%, due 9/1/17	4,285,000	4,777,775
7.625%, due 12/15/14	4,095,000	4,484,025

		46,906,535

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	7,363,000	7,906,021

Oil & Gas 9.4%
Berry Petroleum Co. 10.25%, due 6/1/14	3,915,000	4,335,863
Bill Barrett Corp. 7.625%, due 10/1/19	1,195,000	1,260,725
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	5,465,000	5,956,850

	Principal Amount	Value

Oil & Gas (continued)
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
9.375%, due 5/1/19	$11,222,000	$12,175,870
9.625%, due 8/1/20 (f)	1,770,000	1,924,875
Chesapeake Energy Corp.
6.50%, due 8/15/17	9,615,000	10,432,275
6.775%, due 3/15/19	4,740,000	4,745,925
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19 (f)	6,220,000	5,862,350
Comstock Resources, Inc.
7.75%, due 4/1/19	5,955,000	6,044,325
8.375%, due 10/15/17	1,575,000	1,653,750
9.50%, due 6/15/20	3,750,000	4,031,250
♦Concho Resources, Inc.
5.50%, due 10/1/22	1,990,000	2,099,450
5.50%, due 4/1/23	4,390,000	4,598,525
6.50%, due 1/15/22	7,710,000	8,481,000
7.00%, due 1/15/21	5,485,000	6,115,775
Continental Resources, Inc.
5.00%, due 9/15/22	9,656,000	10,404,340
8.25%, due 10/1/19	3,620,000	4,054,400
Denbury Resources, Inc. 8.25%, due 2/15/20	4,605,000	5,180,625
Forest Oil Corp. 8.50%, due 2/15/14	205,000	217,300
Halcon Resources Corp. 8.875%, due 5/15/21 (f)	4,390,000	4,653,400
HollyFrontier Corp. 9.875%, due 6/15/17	4,550,000	4,925,375
Linn Energy LLC 9.875%, due 7/1/18	2,395,000	2,586,600
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19	1,175,000	1,186,750
11.75%, due 5/15/17	2,483,000	2,718,885
Newfield Exploration Co.
5.625%, due 7/1/24	4,310,000	4,654,800
6.875%, due 2/1/20	1,630,000	1,744,100
Oasis Petroleum, Inc. 7.25%, due 2/1/19	9,740,000	10,470,500
PDC Energy, Inc. 7.75%, due 10/15/22 (f)	5,435,000	5,570,875
Penn Virginia Corp.
7.25%, due 4/15/19	3,855,000	3,681,525
10.375%, due 6/15/16	5,135,000	5,417,425
PetroHawk Energy Corp.
7.25%, due 8/15/18	4,285,000	4,837,538
10.50%, due 8/1/14	1,410,000	1,501,650
Petroquest Energy, Inc. 10.00%, due 9/1/17	9,935,000	10,282,725

M-228	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Pioneer Energy Services Corp. 9.875%, due 3/15/18	$7,900,000	$8,591,250
Plains Exploration & Production Co. 10.00%, due 3/1/16	3,319,000	3,534,735
Quicksilver Resources, Inc. 11.75%, due 1/1/16	7,225,000	7,134,688
Range Resources Corp.
5.00%, due 8/15/22	1,660,000	1,734,700
8.00%, due 5/15/19	2,980,000	3,300,350
Rex Energy Corp. 8.875%, due 12/1/20 (f)	6,340,000	6,355,850
SM Energy Co.
6.50%, due 11/15/21	2,895,000	3,097,650
6.625%, due 2/15/19	3,795,000	4,003,725
Stone Energy Corp.
7.50%, due 11/15/22	4,500,000	4,680,000
8.625%, due 2/1/17	2,400,000	2,577,000
W&T Offshore, Inc.
8.50%, due 6/15/19	4,000,000	4,300,000
8.50%, due 6/15/19 (f)	4,170,000	4,482,750
Whiting Petroleum Corp.
6.50%, due 10/1/18	5,450,000	5,858,750
7.00%, due 2/1/14	7,891,000	8,265,822
WPX Energy, Inc. 6.00%, due 1/15/22	6,915,000	7,450,912

		239,175,803

Oil & Gas Services 0.3%
American Petroleum Tankers LLC / AP Tankers Co. 10.25%, due 5/1/15	4,168,000	4,355,560
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (f)	3,560,000	3,809,200

		8,164,760

Packaging & Containers 2.0%
AEP Industries, Inc. 8.25%, due 4/15/19	8,490,000	9,084,300
Ball Corp.
5.00%, due 3/15/22	3,780,000	4,044,600
6.75%, due 9/15/20	835,000	920,587
7.125%, due 9/1/16	2,790,000	2,985,300
Greif, Inc. 6.75%, due 2/1/17	3,324,000	3,706,260
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	1,750,000	1,995,000
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (f)	10,148,000	11,594,090
Sealed Air Corp. 8.125%, due 9/15/19 (f)	2,045,000	2,300,625

	Principal Amount	Value

Packaging & Containers (continued)
Silgan Holdings, Inc. 5.00%, due 4/1/20	$6,900,000	$7,158,750
Tekni-Plex, Inc. 9.75%, due 6/1/19 (f)	6,480,000	7,063,200

		50,852,712

Pharmaceuticals 2.3%
BioScrip, Inc. 10.25%, due 10/1/15	3,805,000	4,061,837
Catalent Pharma Solutions, Inc. 9.50%, due 4/15/15	3,573,428	3,645,611
Endo Health Solutions, Inc. 7.00%, due 7/15/19	2,490,000	2,654,963
Grifols, Inc. 8.25%, due 2/1/18	7,400,000	8,149,250
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	7,645,000	7,109,850
Mylan, Inc.
7.625%, due 7/15/17 (f)	2,075,000	2,332,028
7.875%, due 7/15/20 (f)	4,880,000	5,766,994
NBTY, Inc. 9.00%, due 10/1/18	6,150,000	6,949,500
Valeant Pharmaceuticals International
6.375%, due 10/15/20 (f)	2,550,000	2,734,875
6.50%, due 7/15/16 (f)	4,485,000	4,714,856
6.75%, due 10/1/17 (f)	2,200,000	2,376,000
6.875%, due 12/1/18 (f)	1,715,000	1,847,913
7.00%, due 10/1/20 (f)	765,000	831,938
VPI Escrow Corp. 6.375%, due 10/15/20 (f)	5,095,000	5,464,387

		58,640,002

Pipelines 1.9%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	526,899
9.625%, due 11/1/21	6,855,000	10,370,107
Atlas Pipeline Escrow LLC 6.625%, due 10/1/20 (f)	1,510,000	1,562,850
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20 (f)	4,725,000	4,890,375
Chesapeake Midstream Partners, L.P. / CHKM Finance Corp. 6.125%, due 7/15/22	2,320,000	2,499,800
Copano Energy LLC / Copano Energy Finance Corp.
7.125%, due 4/1/21	6,880,000	7,387,400
7.75%, due 6/1/18	7,365,000	7,760,869
Inergy Midstream, L.P. / NRGM Finance Corp. 6.00%, due 12/15/20 (f)	2,915,000	3,009,737

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-229

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	$6,940,000	$7,564,600
Northwest Pipeline Corp. 7.125%, due 12/1/25	2,195,000	2,882,406

		48,455,043

Real Estate 0.1%
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (f)	3,290,000	3,470,950

Real Estate Investment Trusts 1.1%
Felcor Lodging, L.P. 5.625%, due 3/1/23 (f)	2,635,000	2,621,825
Host Hotels & Resorts, L.P.
4.75%, due 3/1/23	7,510,000	7,960,600
5.25%, due 3/15/22	4,055,000	4,440,225
5.875%, due 6/15/19	385,000	419,650
6.00%, due 10/1/21	1,070,000	1,227,825
Series Q 6.75%, due 6/1/16	6,463,000	6,608,417
Sabra Health Care, L.P. / Sabra Capital Corp. 8.125%, due 11/1/18	4,230,000	4,510,238
Weyerhaeuser Co. 6.875%, due 12/15/33	495,000	591,221

		28,380,001

Retail 3.2%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,970,000	2,162,075
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	2,180,000	2,332,600
6.50%, due 5/20/21	1,685,000	1,828,225
Asbury Automotive Group, Inc.
7.625%, due 3/15/17	2,864,000	2,957,080
8.375%, due 11/15/20	7,476,000	8,298,360
AutoNation, Inc. 6.75%, due 4/15/18	5,495,000	6,209,350
DineEquity, Inc. 9.50%, due 10/30/18	12,440,000	14,134,950
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	4,215,000	3,635,437
Limited Brands, Inc.
5.625%, due 2/15/22	970,000	1,054,875
6.625%, due 4/1/21	3,610,000	4,133,450
8.50%, due 6/15/19	1,555,000	1,897,100

	Principal Amount	Value

Retail (continued)
Penske Automotive Group, Inc. 5.75%, due 10/1/22 (f)	$7,265,000	$7,482,950
PVH Corp.
4.50%, due 12/15/22	798,000	805,980
7.375%, due 5/15/20	2,540,000	2,847,975
Radio Systems Corp. 8.375%, due 11/1/19 (f)	4,100,000	4,274,250
Sally Holdings LLC / Sally Capital, Inc.
5.75%, due 6/1/22	3,075,000	3,336,375
6.875%, due 11/15/19	3,860,000	4,265,300
Sonic Automotive, Inc.
7.00%, due 7/15/22 (f)	3,300,000	3,613,500
9.00%, due 3/15/18	5,640,000	6,189,900

		81,459,732

Savings & Loans 0.2%
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (f)	5,802,000	6,295,170

Semiconductors 0.2%
MEMC Electronic Materials, Inc. 7.75%, due 4/1/19	4,735,000	3,977,400

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.
6.875%, due 3/15/18	2,245,000	2,441,437
7.125%, due 3/15/21	1,825,000	1,984,688

		4,426,125

Software 0.5%
Fidelity National Information Services, Inc.
7.625%, due 7/15/17	3,245,000	3,528,937
7.875%, due 7/15/20	955,000	1,080,344
Legend Acquisition Sub, Inc. 10.75%, due 8/15/20 (f)	4,625,000	4,185,625
Nuance Communications, Inc. 5.375%, due 8/15/20 (f)	4,710,000	4,921,950

		13,716,856

Storage & Warehousing 0.0%‡
Mobile Mini, Inc. 7.875%, due 12/1/20	280,000	307,300

Telecommunications 4.4%
Clearwire Communications LLC / Clearwire Finance, Inc. 12.00%, due 12/1/15 (f)	2,555,000	2,746,625
Crown Castle International Corp.
5.25%, due 1/15/23 (f)	11,845,000	12,674,150
7.125%, due 11/1/19	6,835,000	7,552,675

M-230	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Frontier Communications Corp. 9.25%, due 7/1/21	$4,300,000	$5,041,750
GCI, Inc.
6.75%, due 6/1/21	4,300,000	4,214,000
8.625%, due 11/15/19	3,025,000	3,214,063
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	4,710,000	5,192,775
7.625%, due 6/15/21	5,860,000	6,665,750
NII Capital Corp.
7.625%, due 4/1/21	11,950,000	9,052,125
8.875%, due 12/15/19	1,580,000	1,256,100
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	7,940,000	8,337,000
SBA Telecommunications, Inc.
5.75%, due 7/15/20 (f)	3,750,000	3,984,375
8.25%, due 8/15/19	2,538,000	2,836,215
♦Sprint Capital Corp.
6.875%, due 11/15/28	15,020,000	15,620,800
8.75%, due 3/15/32	5,920,000	7,237,200
Sprint Nextel Corp.
6.00%, due 11/15/22	7,580,000	7,788,450
9.125%, due 3/1/17	3,765,000	4,433,287
tw telecom holdings, Inc. 5.375%, due 10/1/22 (f)	3,600,000	3,771,000

		111,618,340

Transportation 1.1%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (h)	1,080,938	1,070,129
Florida East Coast Railway Corp. 8.125%, due 2/1/17	12,342,000	13,082,520
KAR Holdings, Inc. 4.313%, due 5/1/14	2,475,000	2,478,118
Syncreon Global Ireland, Ltd. / Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (f)	11,270,000	11,720,800

		28,351,567

Trucking & Leasing 0.4%
NESCO LLC / NESCO Holdings Corp. 11.75%, due 4/15/17 (f)	4,530,000	4,869,750
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19 (f)	5,690,000	5,917,600

		10,787,350

Total Corporate Bonds (Cost $1,917,153,891)		2,046,364,084

	Principal Amount	Value

Loan Assignments & Participations 2.1% (i)
Apparel 0.1%
Unifi, Inc. Term Loan 8.75%, due 5/1/17 (b)(d)(e)	$2,625,000	$2,703,750

Auto Manufacturers 0.2%
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	4,465,995	4,557,150

Finance 0.1%
Ocwen Financial Corp. Term Loan B 7.00%, due 9/1/16	1,830,707	1,830,707

Finance—Investment Banker/Broker 0.1%
VFH Parent LLC Term Loan 7.50%, due 7/8/16	3,094,260	3,094,260

Finance—Other Services 0.2%
Bats Global Markets, Inc. 7.00%, due 12/19/18	6,000,000	5,820,000

Lodging 0.8%
Cannery Casino Resorts LLC
New Term Loan B 6.00%, due 10/2/18	2,493,750	2,484,398
New 2nd Lien Term Loan 10.00%, due 10/2/19	3,395,000	3,208,275
Station Casinos, Inc.
2012 Term Loan B2 4.211%, due 6/17/16	14,406,760	13,830,490
New Term Loan B 5.50%, due 9/27/19	1,546,125	1,555,306

		21,078,469

Media 0.2%
Nielsen Finance LLC Class A Term Loan 2.21%, due 8/9/13	896,228	896,601
Proquest Co. Term Loan B 6.00%, due 4/13/18	3,295,100	3,303,338

		4,199,939

Metal Fabricate & Hardware 0.2%
Neenah Corp. Exit Term Loan 11.00%, due 1/29/15 (b)(e)	5,910,000	5,910,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-231

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Loan Assignments & Participations (continued)
Miscellaneous—Manufacturing 0.2%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	$4,977,315	$4,840,439

Total Loan Assignments & Participations (Cost $52,666,597)		54,034,714

Yankee Bonds 11.5% (j)
Aerospace & Defense 0.2%
Silver II Borrower / Silver II U.S. Holdings LLC 7.75%, due 12/15/20 (f)	3,760,000	3,891,600

Auto Manufacturers 0.2%
Jaguar Land Rover PLC 8.125%, due 5/15/21 (f)	4,095,000	4,504,500

Auto Parts & Equipment 1.1%
International Automotive Components Group S.A. 9.125%, due 6/1/18 (f)	4,775,000	4,428,812
♦Schaeffler Finance B.V.
7.75%, due 2/15/17 (f)	13,700,000	15,207,000
8.50%, due 2/15/19 (f)	6,560,000	7,412,800

		27,048,612

Chemicals 0.4%
Ineos Finance PLC 7.50%, due 5/1/20 (f)	6,635,000	6,950,163
NOVA Chemicals Corp. 8.375%, due 11/1/16	3,835,000	4,199,325

		11,149,488

Computers 0.4%
Seagate HDD Cayman
7.00%, due 11/1/21	5,220,000	5,598,450
7.75%, due 12/15/18	4,100,000	4,504,875

		10,103,325

Diversified Financial Services 0.7%
National Money Mart Co. 10.375%, due 12/15/16	7,910,000	8,740,550
Smurfit Kappa Treasury Funding Ltd 7.50%, due 11/20/25	8,835,000	9,254,662

		17,995,212

Entertainment 0.4%
MU Finance PLC 8.375%, due 2/1/17 (f)	8,938,209	9,720,302

	Principal Amount	Value

Forest Products & Paper 0.2%
Sappi Papier Holding GmbH
6.625%, due 4/15/21 (f)	$1,900,000	$1,876,250
8.375%, due 6/15/19 (f)	1,100,000	1,201,750
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (f)	2,325,000	2,371,500

		5,449,500

Holding Company—Diversified 0.2%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (f)	5,000,000	5,000,000

Home Builders 0.3%
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (f)	7,885,000	8,082,125

Insurance 0.4%
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	3,015,000	3,437,100
7.75%, due 7/15/37	1,260,000	1,439,240
8.30%, due 4/15/26	4,645,000	5,543,738

		10,420,078

Iron & Steel 0.1%
APERAM
7.375%, due 4/1/16 (f)	3,295,000	3,072,588
7.75%, due 4/1/18 (f)	5,000	4,400

		3,076,988

Leisure Time 0.6%
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (f)	14,005,000	14,775,275

Media 1.4%
Quebecor Media, Inc.
5.75%, due 1/15/23 (f)	9,100,000	9,589,125
7.75%, due 3/15/16	6,280,000	6,437,000
Videotron Ltee
5.00%, due 7/15/22	4,385,000	4,598,769
6.375%, due 12/15/15	2,425,000	2,457,010
9.125%, due 4/15/18	12,630,000	13,450,950

		36,532,854

Mining 1.1%
New Gold, Inc.
6.25%, due 11/15/22 (f)	5,900,000	6,106,500
7.00%, due 4/15/20 (f)	7,640,000	8,155,700
Novelis, Inc.
8.375%, due 12/15/17	4,205,000	4,636,012
8.75%, due 12/15/20	2,810,000	3,133,150
Thompson Creek Metals Co., Inc. 9.75%, due 12/1/17	4,970,000	5,268,200

		27,299,562

M-232	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas 0.2%
OGX Austria GmbH 8.50%, due 6/1/18 (f)	$6,895,000	$6,205,500

Oil & Gas Services 0.3%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (f)	7,778,000	8,128,010

Pharmaceuticals 0.4%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (f)	7,095,000	7,822,238
Warner Chilcott Co., LLC / Warner Chilcott Co., LLC 7.75%, due 9/15/18	2,435,000	2,593,275

		10,415,513

Real Estate 0.1%
Mattamy Group Corp. 6.50%, due 11/15/20 (f)	2,460,000	2,466,150

Storage & Warehousing 1.0%
♦Algeco Scotsman Global Finance PLC
8.50%, due 10/15/18 (f)	13,090,000	13,548,150
10.75%, due 10/15/19 (f)	11,805,000	11,627,925

		25,176,075

Telecommunications 1.8%
♦Intelsat Jackson Holdings S.A.
6.625%, due 12/15/22 (f)	4,500,000	4,646,250
7.25%, due 4/1/19	5,295,000	5,692,125
7.25%, due 10/15/20 (f)	7,780,000	8,441,300
7.50%, due 4/1/21	3,665,000	4,040,663
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	4,645,000	4,912,087
Sable International Finance, Ltd.
7.75%, due 2/15/17 (f)	7,145,000	7,645,150
8.75%, due 2/1/20 (f)	3,600,000	4,122,000
Virgin Media Finance PLC 8.375%, due 10/15/19	4,455,000	5,056,425

		44,556,000

Total Yankee Bonds (Cost $274,602,330)		291,996,669

Total Long-Term Bonds (Cost $2,259,544,270)		2,408,409,612

	Shares	Value

Common Stocks 0.8%
Coal 0.0%‡
Upstate NY Power Producers (b)(d)(e)	19,474	$331,058

Media 0.0%‡
Adelphia Contingent Value Vehicle (b)(d)(e)(g)	2,207,279	22,073

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(e)(g)	230,859	1,371,302

Mining 0.3%
Goldcorp, Inc.	211,500	7,762,050

Oil & Gas 0.4%
♦Concho Resources, Inc. (g)	44,500	3,584,920
Continental Resources, Inc. (g)	47,800	3,512,822
Whiting Petroleum Corp. (g)	80,091	3,473,547

		10,571,289

Total Common Stocks (Cost $21,500,636)		20,057,772

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	124,200	3,309,930

Total Preferred Stock (Cost $3,028,994)		3,309,930

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (b)(d)(g)	3,370	101,100

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (b)(d)(e)(g)	365	4
Unsecured Debt Expires 12/18/16 (b)(d)(e)(g)	360	3

		7

Total Warrants (Cost $1,099)		101,107

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-233

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Short-Term Investment 2.8%
Repurchase Agreement 2.8%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $72,076,516 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $73,210,000 and a Market Value of $73,518,727)	$72,076,476	$72,076,476

Total Short-Term Investment (Cost $72,076,476)		72,076,476

Total Investments (Cost $2,356,151,475) (k)	98.2%	2,503,954,897
Other Assets, Less Liabilities	1.8	45,547,092
Net Assets	100.0%	$2,549,501,989

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

(b)	Illiquid security. The total market value of these securities as of December 31, 2012 is $44,517,424, which represents 1.8% of the Portfolio’s net assets.

(c)	Issue in default.

(d)	Restricted security.

(e)	Fair valued security. The total market value of these securities as of December 31, 2012 is $29,651,935, which represents 1.2% of the Portfolio’s net assets.

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(g)	Non-income producing security.

(h)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of December 31, 2012. Floating Rate Loans are generally considered restricted in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	As of December 31, 2012, cost is $2,356,343,334 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$163,099,187
Gross unrealized depreciation	(15,487,624)

Net unrealized appreciation	$147,611,563

M-234	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$14,093,256	$1,920,889		$16,014,145
Corporate Bonds (c)	—	2,028,971,228	17,392,856		2,046,364,084
Loan Assignments & Participations (d)	—	40,381,982	13,652,732	(e)	54,034,714
Yankee Bonds	—	291,996,669	—		291,996,669

Total Long-Term Bonds	—	2,375,443,135	32,966,477		2,408,409,612

Common Stocks (f)	18,333,339	—	1,724,433		20,057,772
Preferred Stock	3,309,930	—	—		3,309,930
Warrants (g)	101,100	—	7		101,107
Short-Term Investment
Repurchase Agreement	—	72,076,476	—		72,076,476

Total Investments in Securities	$21,744,369	$2,447,519,611	$34,690,917		$2,503,954,897

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,919,799 and $1,090 are held in Coal and Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $4,022, $138,880, $599,422, $10,256,032 and $6,394,500 are held in Auto Parts & Equipment, Commercial Services, Electric, Entertainment and Food, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $2,703,750 and $5,910,000 are held in Apparel and Metal Fabricate & Hardware within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	Includes $1,830,707 and $3,208,275 of Level 3 securities held in Finance and Lodging which represent Loan Assignments & Participations whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value with significant unobservable inputs.

(f)	The Level 3 securities valued at $331,058, $22,073 and $1,371,302 are held in Coal, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(g)	The Level 3 securities valued at $7 are held in Media within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended December 31, 2012, a corporate bond with a total value of $2,337,318 transferred from Level 2 to Level 3. The transfer occurred as a result of the corporate bond being valued by methods deemed in good faith by the Fund’s Valuation Committee utilizing significant unobservable inputs as of December 31, 2012. The fair value obtained for this corporate bond from the independent pricing service as of December 31, 2011 utilized observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-235

Portfolio of Investments December 31, 2012 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012 (a)
Long-Term Bonds
Convertible Bonds
Coal	$—	$—	$—	$487,599	$1,432,200	(b)	$—		$—	$—	$1,919,799	$487,599
Internet	1,090	—	—	—	—		—		—	—	1,090	—
Corporate Bonds
Auto Parts & Equipment	4,022	—		—	—		—		—	—	4,022	—
Commercial Services	312,544	—	—	(158,454)	—		(15,210)		—	—	138,880	—
Electric	—	—	(4,996,118)	3,589,272	599,422	(b)	(930,472)		2,337,318	—	599,422	—
Entertainment	350,397	13,119	17,801	9,522	10,000,000		(134,807)		—	—	10,256,032	(13,119)
Food	6,331,500	—	—	63,000	—		—		—	—	6,394,500	63,000
Insurance	30,935	—	(2,650,841)	2,619,906	—		—		—	—	—	—
Loan Assignments & Participations
Apparel	—	4,798	173,434	101,768	6,930,000		(4,506,250	)(c)	—	—	2,703,750	101,768
Finance	4,270,191	14,844	39,714	21,501	—		(2,515,543	)(c)	—	—	1,830,707	17,194
Lodging	—	1,406	—	(131,419)	3,338,288		—		—	—	3,208,275	(131,419)
Machinery	12,385	(19,837)	(2,976,048)	2,983,500	—		—		—	—	—	—
Metal Fabricate & Hardware	5,970,000	—	—	—	—		(60,000	)(c)	—	—	5,910,000	—
Common Stocks
Coal	—	—	—	8	331,050	(b)	—		—	—	331,058	—
Media	22,073	—	—	—	—		—		—	—	22,073	—
Metal, Fabricate & Hardware	1,371,302	—	—	—	—		—		—	—	1,371,302	—
Warrants				—
Media	7	—	—				—		—	—	7	—

Total	$18,676,446	$14,330	$(10,392,058)	$9,586,203	$22,630,960		$(8,162,282)		$2,337,318	$—	$34,690,917	$525,023

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	Sales include principal reductions.

M-236	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $2,356,151,475)	$2,503,954,897
Cash	216,054
Receivables:
Dividends and interest	40,125,834
Fund shares sold	5,693,786
Investment securities sold	2,405,270
Other assets	531

Total assets	2,552,396,372

Liabilities
Payables:
Manager (See Note 3)	1,195,048
Fund shares redeemed	1,028,554
NYLIFE Distributors (See Note 3)	382,539
Shareholder communication	197,740
Professional fees	80,981
Custodian	5,911
Trustees	3,610

Total liabilities	2,894,383

Net assets	$2,549,501,989

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$251,821
Additional paid-in capital	2,373,768,112

2,374,019,933
Undistributed net investment income	148,068,224
Accumulated net realized gain (loss) on investments	(120,389,590)
Net unrealized appreciation (depreciation) on investments	147,803,422

Net assets	$2,549,501,989

Initial Class
Net assets applicable to outstanding shares	$718,047,090

Shares of beneficial interest outstanding	70,466,715

Net asset value per share outstanding	$10.19

Service Class
Net assets applicable to outstanding shares	$1,831,454,899

Shares of beneficial interest outstanding	181,354,573

Net asset value per share outstanding	$10.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-237

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Interest	$166,565,015
Dividends (a)	686,912

Total income	167,251,927

Expenses
Manager (See Note 3)	12,548,538
Distribution and service—Service Class (See Note 3)	3,872,008
Shareholder communication	382,706
Professional fees	167,907
Trustees	59,262
Custodian	35,896
Miscellaneous	69,088

Total expenses	17,135,405

Net investment income (loss)	150,116,522

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	12,271,567
Foreign currency transactions	(37)

Net realized gain (loss) on investments and foreign currency transactions	12,271,530

Net change in unrealized appreciation (depreciation) on:
Investments	114,007,730
Translation of other assets and liabilities in foreign currencies	37

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	114,007,767

Net realized and unrealized gain (loss) on investments	126,279,297

Net increase (decrease) in net assets resulting from operations	$276,395,819

(a)	Dividends recorded net of foreign withholding taxes in the amount of $23,119.

M-238	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$150,116,522	$132,917,883
Net realized gain (loss) on investments and foreign currency transactions	12,271,530	32,469,352
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	114,007,767	(53,276,856)

Net increase (decrease) in net assets resulting from operations	276,395,819	112,110,379

Dividends to shareholders:
From net investment income:
Initial Class	(40,276,749)	(41,276,486)
Service Class	(92,907,075)	(76,391,318)

Total dividends to shareholders	(133,183,824)	(117,667,804)

Capital share transactions:
Net proceeds from sale of shares	533,280,971	342,624,108
Net asset value of shares issued to shareholders in reinvestment of dividends	133,183,824	117,667,804
Cost of shares redeemed	(220,118,314)	(347,950,872)

Increase (decrease) in net assets derived from capital share transactions	446,346,481	112,341,040

Net increase (decrease) in net assets	589,558,476	106,783,615

Net Assets
Beginning of year	1,959,943,513	1,853,159,898

End of year	$2,549,501,989	$1,959,943,513

Undistributed net investment income at end of year	$148,068,224	$132,769,218

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-239

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.52	$9.59	$9.03	$6.79	$10.08

Net investment income (loss) (a)	0.69	0.70	0.70	0.67	0.76
Net realized and unrealized gain (loss) on investments	0.57	(0.14)	0.43	2.22	(3.16)
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	1.26	0.56	1.13	2.89	(2.40)

Less dividends:
From net investment income	(0.59)	(0.63)	(0.57)	(0.65)	(0.89)

Net asset value at end of year	$10.19	$9.52	$9.59	$9.03	$6.79

Total investment return	13.42%	6.26%	12.67%	42.82%	(24.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.86%	7.14%	7.40%	8.23%	8.20%
Net expenses	0.59%	0.60%	0.61%	0.62%	0.59%
Portfolio turnover rate	30%	39%	45%	43%	24%
Net assets at end of year (in 000’s)	$718,047	$661,780	$729,071	$700,295	$506,827

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.44	$9.53	$8.98	$6.76	$10.03

Net investment income (loss) (a)	0.66	0.67	0.67	0.65	0.73
Net realized and unrealized gain (loss) on investments	0.57	(0.15)	0.44	2.21	(3.14)
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	1.23	0.52	1.11	2.86	(2.41)

Less dividends:
From net investment income	(0.57)	(0.61)	(0.56)	(0.64)	(0.86)

Net asset value at end of year	$10.10	$9.44	$9.53	$8.98	$6.76

Total investment return	13.14%	5.99%	12.39%	42.47%	(24.30%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.61%	6.89%	7.16%	7.90%	7.99%
Net expenses	0.84%	0.85%	0.86%	0.87%	0.84%
Portfolio turnover rate	30%	39%	45%	43%	24%
Net assets at end of year (in 000’s)	$1,831,455	$1,298,164	$1,124,089	$859,870	$430,738

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

M-240	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	15.58%	1.68%	7.61%	0.80%
Service Class Shares[3]	15.29	1.42	7.34	1.05

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[4]	17.51%	0.59%	7.38%
S&P 500® Index[4]	16.00	1.66	7.10
Average Lipper Variable Products Large-Cap Value Portfolio[5]	15.71	0.35	6.54

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.60% for Initial Class shares and 7.33% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Value Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap value portfolios typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-241

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,087.70	$4.15	$1,021.20	$4.01

Service Class Shares	$1,000.00	$1,086.30	$5.45	$1,019.90	$5.28

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-242	MainStay VP ICAP Select Equity Portfolio

Industry Composition as of December 31, 2012 (Unaudited)

Pharmaceuticals	13.7%
Media	10.8
Oil, Gas & Consumable Fuels	9.7
Diversified Financial Services	8.2
Health Care Equipment & Supplies	6.2
Semiconductors & Semiconductor Equipment	4.9
Aerospace & Defense	4.6
Commercial Banks	4.2
Communications Equipment	4.2
Wireless Telecommunication Services	4.1
Industrial Conglomerates	4.0
Software	3.7

Auto Components	3.5%
Consumer Finance	3.2
Chemicals	3.1
Metals & Mining	2.7
Energy Equipment & Services	2.2
Capital Markets	2.1
Machinery	2.1
Health Care Providers & Services	2.0
Short-Term Investment	0.8
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-246 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Time Warner, Inc.

2.	Pfizer, Inc.

3.	Texas Instruments, Inc.

4.	Johnson & Johnson

5.	Honeywell International, Inc.
6.	Citigroup, Inc.

7.	Cisco Systems, Inc.

8.	Vodafone Group PLC, Sponsored ADR

9.	General Electric Co.

10.	Viacom, Inc. Class B

mainstayinvestments.com	M-243

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its peers and its benchmarks during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012,

MainStay VP ICAP Select Equity Portfolio returned 15.58% for Initial Class shares and 15.29% for Service Class shares. Over the same period, both share classes underperformed the 15.71% return of the average Lipper1 Variable Products Large-Cap Value Portfolio. Both share classes underperformed the 17.51% return of the Russell 1000® Value Index1 and the 16.00% return of the S&P 500® Index1 for the 12 months ended December 31, 2012. The Russell 1000® Value Index is the Portfolio’s broad-based securities-market index. The S&P 500 Index® is a secondary benchmark for the Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective September 28, 2012, Thomas M. Cole became an additional portfolio manager for the Portfolio. Please refer to the Prospectus Supplement dated September 28, 2012, for additional information regarding Mr. Cole.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected performance rela-

tive to the Russell 1000® Value Index. Positive stock selection in the health care and financials sectors added to relative performance. However, stock selection in the consumer discretionary and telecommunication services sectors detracted from relative performance. The Portfolio benefited from having no exposure to the utilities sector, but an overweight position in information technology detracted from the Portfolio’s relative performance.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Value Index were utilities, health care and financials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver for both health care and financials, while having no position in the utilities sector added to relative performance.

The sectors that detracted the most from relative performance were telecommunication services, consumer staples and consumer discretionary. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were media company Time Warner and diversified financial services companies Citigroup and JPMorgan Chase. Time Warner’s stock outperformed the Russell 1000® Value Index as the company continued strong operational performance, returned cash to shareholders through increased dividends and stock buybacks, and provided expectations of growth in affiliate-fee revenue. Citigroup performed well as the company sought to increase efficiency and generate operating leverage globally under the direction of its new CEO, Michael Corbat. JPMorgan continued to add market share and increased its dividend and share repurchase target. All three positions remained in the Portfolio at the end of the reporting period.

Detractors from the Portfolio’s absolute performance included integrated oil & gas company Occidental Petroleum, gold producer Barrick Gold and household and personal care product manufacturer Procter & Gamble. Occidental Petroleum’s results were hurt by increased production costs, and the company lowered its growth outlook. Barrick Gold lagged as lower production levels and higher operating costs hampered earnings results. Procter & Gamble underperformed when profit margins declined because of higher commodity costs and weaker sales. Barrick Gold remained in the Portfolio at the end of the reporting period, as we believe that the company is well positioned in its industry and has attractive valuation and performance catalysts. Occidental Petroleum and Procter & Gamble were sold in favor of other stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-244	MainStay VP ICAP Select Equity Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

During a period characterized by ongoing volatility and an uncertain environment, we continued to look for stocks with both attractive valuations and specific catalysts that we believe can trigger appreciation over a 12- to 18-month time frame.

We added a position in diversified financial services company Citigroup. We believe that the company’s investment spending will increase efficiency and generate operating leverage globally. We also added a position in pharmaceutical distributor McKesson. We believe that the coming wave of generic drugs may prove more profitable for a longer time than some investors currently expect.

During the reporting period, we sold oil refiner Phillips 66 and global insurer MetLife. Phillips 66 was sold when the stock neared our target price and showed limited upside potential. MetLife was sold to make way for other positions that we believed had greater upside potential and were more attractive on a relative-valuation basis.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its sector exposure relative to the Russell 1000® Value

Index in health care and industrials. In health care, the Portfolio increased its already overweight position relative to the Index. In industrials, the Portfolio moved from an underweight to an overweight position.

During the reporting period, the Portfolio decreased its sector weightings relative to the Russell 1000® Value Index in consumer staples and financials. In consumer staples, the Portfolio moved from an overweight position relative to the Index to an underweight position. In financials, the Portfolio reduced the size of an already underweight position relative to the Russell 1000® Value Index.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio was most significantly overweight relative to the Russell 1000® Value Index in the health care and information technology sectors. As of the same date, the Portfolio was most significantly underweight relative to the Index in financials and consumer staples. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-245

Portfolio of Investments December 31, 2012

	Shares	Value
Common Stocks 99.2%†
Aerospace & Defense 4.6%
♦Honeywell International, Inc.	777,450	$49,344,751

Auto Components 3.5%
Johnson Controls, Inc.	1,229,950	37,759,465

Capital Markets 2.1%
BlackRock, Inc.	109,000	22,531,390

Chemicals 3.1%
Monsanto Co.	359,100	33,988,815

Commercial Banks 4.2%
BB&T Corp.	681,550	19,839,920
Wells Fargo & Co.	763,150	26,084,467

		45,924,387

Communications Equipment 4.2%
♦Cisco Systems, Inc.	2,325,100	45,688,215

Consumer Finance 3.2%
Capital One Financial Corp.	606,400	35,128,752

Diversified Financial Services 8.2%
♦Citigroup, Inc.	1,240,350	49,068,246
JPMorgan Chase & Co.	904,900	39,788,453

		88,856,699

Energy Equipment & Services 2.2%
Halliburton Co.	675,100	23,419,219

Health Care Equipment & Supplies 6.2%
Baxter International, Inc.	549,050	36,599,673
Covidien PLC	521,700	30,122,958

		66,722,631

Health Care Providers & Services 2.0%
McKesson Corp.	228,000	22,106,880

Industrial Conglomerates 4.0%
♦General Electric Co.	2,057,000	43,176,430

Machinery 2.1%
Cummins, Inc.	210,550	22,813,093

	Shares	Value
Media 10.8%
♦Time Warner, Inc.	1,543,700	$73,835,171
♦Viacom, Inc. Class B	815,700	43,020,018

		116,855,189

Metals & Mining 2.7%
Barrick Gold Corp.	823,150	28,818,482

Oil, Gas & Consumable Fuels 9.7%
Encana Corp.	822,550	16,253,588
ExxonMobil Corp.	480,650	41,600,257
Marathon Oil Corp.	877,000	26,888,820
Southwestern Energy Co. (a)	594,000	19,845,540

		104,588,205

Pharmaceuticals 13.7%
♦Johnson & Johnson	710,550	49,809,555
Novartis A.G., ADR (b)	478,800	30,308,040
♦Pfizer, Inc.	2,695,600	67,605,648

		147,723,243

Semiconductors & Semiconductor Equipment 4.9%
♦Texas Instruments, Inc.	1,708,883	52,872,840

Software 3.7%
Adobe Systems, Inc. (a)	572,900	21,586,872
Microsoft Corp.	673,700	18,008,001

		39,594,873

Wireless Telecommunication Services 4.1%
♦Vodafone Group PLC, Sponsored ADR (b)	1,740,600	43,845,714

Total Common Stocks (Cost $912,122,933)		1,071,759,273

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-246	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $8,734,649 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $8,875,000 and a Market Value of $8,912,426)	$8,734,644	$8,734,644

Total Short-Term Investment (Cost $8,734,644)		8,734,644

Total Investments (Cost $920,857,577) (c)	100.0%	1,080,493,917
Other Assets, Less Liabilities	0.0 ‡	106,588
Net Assets	100.0%	$1,080,600,505
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of December 31, 2012, cost is $923,749,103 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$163,478,033
Gross unrealized depreciation	(6,733,219)

Net unrealized appreciation	$156,744,814

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,071,759,273	$—	$—	$1,071,759,273
Short-Term Investment
Repurchase Agreement	—	8,734,644	—	8,734,644

Total Investments in Securities	$1,071,759,273	$8,734,644	$—	$1,080,493,917

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-247

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $920,857,577)	$1,080,493,917
Receivables:
Dividends and interest	1,572,565
Fund shares sold	157,150

Total assets	1,082,223,632

Liabilities
Payables:
Manager (See Note 3)	694,123
Fund shares redeemed	692,587
NYLIFE Distributors (See Note 3)	100,354
Shareholder communication	87,414
Professional fees	43,495
Custodian	1,614
Trustees	1,530
Accrued expenses	2,010

Total liabilities	1,623,127

Net assets	$1,080,600,505

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$78,860
Additional paid-in capital	1,100,205,617

1,100,284,477
Undistributed net investment income	18,023,969
Accumulated net realized gain (loss) on investments	(197,344,281)
Net unrealized appreciation (depreciation) on investments	159,636,340

Net assets	$1,080,600,505

Initial Class
Net assets applicable to outstanding shares	$604,785,511

Shares of beneficial interest outstanding	43,961,074

Net asset value per share outstanding	$13.76

Service Class
Net assets applicable to outstanding shares	$475,814,994

Shares of beneficial interest outstanding	34,898,936

Net asset value per share outstanding	$13.63

M-248	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$27,845,023
Interest	2,200

Total income	27,847,223

Expenses
Manager (See Note 3)	8,295,271
Distribution and service—Service Class (See Note 3)	1,182,726
Shareholder communication	177,958
Professional fees	88,733
Trustees	29,373
Custodian	10,796
Miscellaneous	38,336

Total expenses	9,823,193

Net investment income (loss)	18,024,030

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	30,058,160
Net change in unrealized appreciation (depreciation) on investments	109,454,583

Net realized and unrealized gain (loss) on investments	139,512,743

Net increase (decrease) in net assets resulting from operations	$157,536,773

(a)	Dividends recorded net of foreign withholding taxes in the amount of $275,732.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-249

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,024,030	$21,988,834
Net realized gain (loss) on investments	30,058,160	84,738,080
Net change in unrealized appreciation (depreciation) on investments	109,454,583	(127,146,051)

Net increase (decrease) in net assets resulting from operations	157,536,773	(20,419,137)

Dividends to shareholders:
From net investment income:
Initial Class	(12,939,217)	(9,445,779)
Service Class	(9,049,625)	(5,799,194)

Total dividends to shareholders	(21,988,842)	(15,244,973)

Capital share transactions:
Net proceeds from sale of shares	54,592,941	84,889,261
Net asset value of shares issued to shareholders in reinvestment of dividends	21,988,842	15,244,973
Cost of shares redeemed	(191,921,510)	(216,597,859)

Increase (decrease) in net assets derived from capital share transactions	(115,339,727)	(116,463,625)

Net increase (decrease) in net assets	20,208,204	(152,127,735)

Net Assets
Beginning of year	1,060,392,301	1,212,520,036

End of year	$1,080,600,505	$1,060,392,301

Undistributed net investment income at end of year	$18,023,969	$21,988,781

M-250	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$12.15	$12.54	$10.70	$8.41	$14.22

Net investment income (loss)	0.29	0.25 (a)	0.18	0.11	0.05
Net realized and unrealized gain (loss) on investments	1.61	(0.46)	1.76	2.36	(5.38)

Total from investment operations	1.90	(0.21)	1.94	2.47	(5.33)

Less dividends and distributions:
From net investment income	(0.29)	(0.18)	(0.10)	(0.18)	(0.06)
From net realized gain on investments	—	—	—	—	(0.42)

Total dividends and distributions	(0.29)	(0.18)	(0.10)	(0.18)	(0.48)

Net asset value at end of year	$13.76	$12.15	$12.54	$10.70	$8.41

Total investment return	15.58%	(1.44%)	18.12%	29.41%	(37.59%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	2.01%	1.46%	1.32%	1.98%
Net expenses	0.79%	0.80%	0.81%	0.80%	0.78%
Expenses (before waiver/reimbursement)	0.79%	0.80%	0.81%	0.82%	0.83%
Portfolio turnover rate	60%	67%	57%	85%	152%
Net assets at end of year (in 000’s)	$604,786	$608,551	$731,165	$686,907	$456,377

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$12.05	$12.43	$10.62	$8.36	$14.14

Net investment income (loss)	0.22	0.22 (a)	0.13	0.07	0.12
Net realized and unrealized gain (loss) on investments	1.62	(0.45)	1.76	2.35	(5.43)

Total from investment operations	1.84	(0.23)	1.89	2.42	(5.31)

Less dividends and distributions:
From net investment income	(0.26)	(0.15)	(0.08)	(0.16)	(0.05)
From net realized gain on investments	—	—	—	—	(0.42)

Total dividends and distributions	(0.26)	(0.15)	(0.08)	(0.16)	(0.47)

Net asset value at end of year	$13.63	$12.05	$12.43	$10.62	$8.36

Total investment return	15.29%	(1.69%)	17.82%	29.09%	(37.75%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	1.77%	1.21%	1.04%	1.71%
Net expenses	1.04%	1.05%	1.06%	1.05%	1.03%
Expenses (before waiver/reimbursement)	1.04%	1.05%	1.06%	1.07%	1.08%
Portfolio turnover rate	60%	67%	57%	85%	152%
Net assets at end of year (in 000’s)	$475,815	$451,841	$481,355	$400,773	$198,592

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-251

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	15.00%	4.41%	7.07%	0.65%
Service Class Shares[3]	14.71	4.15	6.80	0.90

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[4]	15.83%	–1.18%	7.51%
Russell 1000® Index[4]	16.42	1.92	7.52
Income Builder Composite Index[4]	10.13	2.89	6.70
Barclays U.S. Aggregate Bond Index[4]	4.22	5.95	5.18
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[5]	13.50	1.93	6.70

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.05% for Initial Class shares and 6.78% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

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Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,070.40	$3.33	$1,021.90	$3.25

Service Class Shares	$1,000.00	$1,069.10	$4.68	$1,020.60	$4.57

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

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Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-259 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	United States Treasury Bonds, 2.75%–4.375%, due 11/15/39–8/15/42

2.	MGM Resorts International, 6.75%, due 10/1/20

3.	USG Corp., 6.30%-9.75%, due 11/15/16–1/15/18

4.	ConocoPhillips

5.	BCE, Inc.
6.	Swisscom A.G.

7.	Linn Energy LLC / Linn Energy Finance Corp., 8.625%, due 4/15/20

8.	Pearson PLC

9.	Nestlé S.A. Registered

10.	National Grid PLC

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Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its peers and its benchmarks during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Income Builder Portfolio returned 15.00% for Initial Class shares and 14.71% for Service Class shares. Both share classes outperformed the 13.50% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio, underperformed the 15.83% return of the MSCI World Index,1 and the 16.42% return of the Russell 1000® Index.1 Over the same period, both share classes outperformed the 4.22% return of the Barclays U.S. Aggregate Bond Index for the 12 months ended December 31, 2012. The MSCI World Index is the Portfolio’s broad-based securities-market index. The Russell 1000® Index is the Portfolio’s secondary benchmark. The Barclays U.S. Aggregate Bond Index is an additional benchmark for the Portfolio.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio provided positive results but lagged the MSCI Word Index during the reporting period. This was largely a function of the Portfolio’s lack of exposure to financials, particularly banks. Although some large banks raised dividends, we remain skeptical that they will be able to sustainably increase dividends because profitability continues to be under pressure. The Portfolio was also hurt by a few holdings within industrials—notably bus and rail company FirstGroup, which operates in the U.K. and North America—and by exposure to telecommunication services stocks, which lagged the broader market. On the positive side, having less exposure than the MSCI World Index to energy stocks helped relative returns, as did strong stock performance in consumer staples and materials.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, used S&P equity futures to raise the Portfolio’s overall equity sensitivity. This position in derivatives had a positive impact on the Portfolio’s overall performance during the reporting period.

In the equity portion of the Portfolio, which market segments were the strongest positive contributors to the Portfolio’s relative performance and which market segments detracted the most?

In the equity portion of the Portfolio, the sectors that made the strongest positive contributions to the Portfolio’s relative performance during the reporting period were energy, materials and consumer staples. (Contributions take weightings and total returns into account.) The weakest-contributing sectors in the equity portion of the Portfolio were financials, industrials and telecommunication services.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

In the equity portion of the Portfolio, the strongest positive contributors on an absolute basis included beverage company Anheuser-Busch InBev, global reinsurer Munich Re and chemical company BASF. Anheuser-Busch InBev reported strong growth in revenues and operating profits in 2012. The company announced that it would acquire the remaining half of Mexican brewer Modelo, with which it anticipates significant operating synergies. Munich Re benefitted from strong industry pricing trends following 2011—the second-worst year for natural catastrophes on record. Despite the strong performance of the stock, Munich Re still offers a dividend yield of 4.6%. BASF benefited from its diversified array of products, industries and geographies, which provided a buffer against cyclical headwinds. The company generates consistent free cash flow, which supports its progressive dividend policy.

In the equity portion of the Portfolio, weak contributors to absolute performance included U.K.-based bus and rail company FirstGroup, mail and package management company Pitney Bowes and commercial services company R.R. Donnelley & Sons. Although FirstGroup was making progress in restructuring its U.S. business, recovery in the U.K. bus segment has been slow. Regulatory uncertainty surrounding the U.K. rail franchise bidding process led us to reduce our position in the stock. Pitney Bowes was hurt by investor uneasiness about long-term growth opportunities. We exited the position in the fourth quarter

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-255

of 2012 because of concerns about the company’s capital allocation policy and management’s long-term commitment to the dividend. R.R. Donnelley’s shares declined during the reporting period after facing challenges from the overall macro environment and secular shifts within the printing industry. Management is actively addressing these issues by seeking to add flexibility to the company’s cost structure, improve the balance sheet and drive cash flow generation, which supports R.R. Donnelley’s attractive and well-covered dividend.

Were there any other stocks that were particularly noteworthy during the reporting period?

Media company Comcast and beverage company Diageo were also strong absolute performers. Comcast advanced after posting strong operational results, increasing its dividend and announcing a sizeable share repurchase program. Diageo benefited from emerging-market exposure, strong brands and ongoing cost-cutting.

Belgian mobile communications company Mobistar and French telecommunications company France Telecom were both weak absolute performers. Both companies suffered from increased competition, and France Telecom reneged on its earlier assurance that the company’s dividend was safe. Both positions were sold.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we added Dominion Resources, a U.S. utility, to the equity portion of the Portfolio. We were attracted by the company’s current yield, its relatively secure operating cash flow growth and its decision to increase its regulated earnings mix and its dividend payout ratio. We also initiated a position in Germany-based global transport and logistics company Deutsche Post. After selling Postbank, settling a VAT dispute and correcting a pension funding deficit, Deutsche Post has cash generation and a cash dividend policy of 40% to 60% of earnings that in our opinion is sustainable with room to grow. We added Health Care REIT to the equity portion of the Portfolio. We believe the company, which owns and manages a high-quality diversified array of U.S. health care assets, is positioned to benefit from the aging U.S. population. During the reporting period, the equity portion of the Portfolio also initiated a position in machinery company Deere.

In addition to the sales already mentioned, the equity portion of the Portfolio sold global engineering company Meggitt after a period of strong stock performance. The proceeds provided cash for new ideas that would deliver more attractive dividend yield and diversification. In the equity portion of the Portfolio, we sold the position in exchange operator NYSE Euronext after disappointing operating results reduced our confidence in management’s ability to continue returning attractive levels of cash to shareholders. We also eliminated our position in China Mobile. The company had not materially increased its payout as originally intended or promised; and management’s actions did not suggest a commitment to creating value for shareholders.

How did the Portfolio’s equity sector weightings change during the reporting period?

The positioning of the equity portion of the Portfolio did not change significantly from beginning of the year. The largest changes in the equity portion of the Portfolio were to the overweight positions in telecommunication services and consumer staples, both of which narrowed relative to the MSCI World Index. Changes to relative weightings of all other equity sectors were relatively modest.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the equity portion of the Portfolio was significantly overweight relative to the MSCI World Index in the telecommunications services, utilities and consumer staples sectors. As of the same date, the equity portion of the Portfolio held significantly underweight positions in financials sector, particularly among banks—and in the information technology sector, where companies lack meaningful dividends.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index primarily because of an overweight position in spread2

2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

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products, specifically high-yield corporate bonds. Assets with higher risk profiles provided strong results during the reporting period, largely in response to the accommodative monetary policies of the world’s central banks. In particular, the European Central Bank’s Long Term Refinancing Operations offered in late December 2011 and February 2012 helped recapitalize the European banking system. In the last quarter of the reporting period, the European Central Bank president’s proclamation to “preserve the euro”—along with the U.S. Federal Reserve’s announcement that it would engage in an open-ended mortgage purchase program—calmed market fears and kept the “risk rally” alive as investors continued to search for yield. A stronger appetite for risk benefited overweight positions in high-yield corporate bonds as well as convertible bonds in the fixed-income portion of the Portfolio.

High-yield corporate bonds made up the largest overweight position in relation to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Portfolio. (The Index consists entirely of investment-grade bonds.) Within high-yield corporate bonds, holdings in sectors that are more cyclical—such as financials, gaming and housing—were among strongest performers in the fixed-income portion of the Portfolio. An overweight position in convertible bonds through most of the reporting period also strengthened performance in the fixed-income portion of the Portfolio.

Lower-risk assets, such as U.S. Treasury securities and agency mortgages, underperformed the Barclays U.S. Aggregate Bond Index. Fortunately, the fixed-income portion of the Portfolio held underweight positions in these asset classes, which helped per-

formance relative to the Barclays U.S. Aggregate Bond Index.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period, in large part because of an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. To further insulate the Portfolio from a potential rise in interest rates, we maintained a short position in U.S. Treasury futures to keep the Portfolio’s duration shorter than that of the Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, there were many macro factors to consider, and the fixed-income portion of the Portfolio experienced some periods of volatility. Nevertheless, we did not make any material changes to the positioning in this portion of the Portfolio. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we maintained a risk profile that was higher than that of the Barclays U.S. Aggregate Bond Index. We did, however, reduce convertible bond exposure in the fixed-income portion of the Portfolio toward the end of the reporting period, and we increased our weightings in investment-grade and high-yield corporate bonds.

During the reporting period, which market segments were the strongest positive contributors to performance in the fixed-income portion of the Portfolio, and which market segments were particularly weak?

In the fixed-income portion of the Portfolio, an overweight position in high-yield corporate bonds was the driving force behind outperformance of the Barclays U.S. Aggregate Bond Index. During the reporting period, the Barclays U.S. Aggregate Bond Index was up 4.22%, while high-yield corporate bonds, as measured by the Bank of America Merrill Lynch High Yield Master II Constrained Index,4 were up 15.59%. Within the high-yield corporate bond component of the fixed-income portion of the Portfolio, financials and real estate holdings were the best performers. Energy and utilities holdings were among the weakest performers within our high-yield holdings. An overweight position in convertible bonds also had a positive impact on the performance of the fixed-income portion of the Portfolio during the reporting period. Although this portion of the Portfolio was underweight investment-grade corporate bonds during the reporting period,

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-257

security selection within the sector was a positive contributor to performance.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight sector positions contributed to the relative performance of the fixed-income portion of the Portfolio as investors continued to search for higher-yielding assets and were willing to assume higher levels of risk to pursue their yield objectives.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The year 2012 brought robust new issuance in both the high-yield and investment grade corporate bond markets. Year-to-date volume within the high-yield market exceeded the previous record set in 2010. The majority of new issuance was for refinancing. As a result, several companies in which the fixed-income portion of the Portfolio held positions, including privatized correctional and detention facilities operator Corrections Corporation of America and residential home builder Meritage Homes, redeemed their bonds during the reporting period.

During the reporting period, some companies, whose bonds the Portfolio had previously owned, issued new securities that fit our process, and we bought them for the fixed-income portion of the Portfolio. Among these companies were oil & gas producer Chesapeake Energy, gaming facilities operator Mohegan Tribal Gaming Authority and residential home builder KB Home.

How did sector weightings in the fixed-income portion of the Portfolio change during the reporting period?

Through most of the reporting period we maintained a beta5 position that was greater than that of the Barclay’s U.S. Aggregate Bond Index. Toward the end of the reporting period, we reduced exposure to convertible securities in the fixed-income portion of the Portfolio while increasing credit exposure by adding to high-yield and investment-grade corporate bonds.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the fixed-income portion of the Portfolio continued to maintain an overweight position relative to the Barclays U.S. Aggregate Bond Index in high-yield bonds and, to a lesser degree, in bank loans. As of the same date, the fixed-income portion of the Portfolio held underweight positions relative to this Index in U.S. Treasury securities, agency debentures and agency mortgage-backed securities.

4.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred-interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

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Portfolio of Investments December 31, 2012

	Principal Amount	Value

Long-Term Bonds 44.0%† Asset-Backed Securities 2.2%
Airlines 0.5%
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	$1,381,317	$1,534,919

Home Equity 1.5%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.27%, due 10/25/36 (a)(b)	483,789	361,697
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.28%, due 5/25/37 (a)(b)	633,941	464,838
GSAA Home Equity Trust Series 2006-14, Class A1 0.26%, due 9/25/36 (a)(b)	2,776,326	1,283,920
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.31%, due 4/25/37 (a)(b)	363,523	316,168
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.31%, due 3/25/47 (a)(b)	501,166	360,233
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.26%, due 11/25/36 (a)(b)	353,634	143,439
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.32%, due 3/25/37 (a)(b)	1,670,154	1,109,169
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.32%, due 1/25/37 (a)(b)	655,412	391,404
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.32%, due 9/25/37 (a)(b)	520,738	429,316

		4,860,184

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.632%, due 5/25/29 (a)	562,870	517,129

Total Asset-Backed Securities (Cost $7,279,352)		6,912,232

Corporate Bonds 30.3%
Aerospace & Defense 0.5%
BAE Systems Holdings, Inc. 5.20%, due 8/15/15 (c)	1,325,000	1,450,994

	Principal Amount	Value

Agriculture 0.1%
Lorillard Tobacco Co. 8.125%, due 6/23/19	$165,000	$210,545

Airlines 1.1%
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	394,461	455,602
7.875%, due 1/2/20	985,313	1,014,873
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	677,372	733,256
U.S. Airways, Inc. Class A Series 2012-1, Pass-Through Trust 5.90%, due 4/1/26	1,080,000	1,177,200

		3,380,931

Auto Manufacturers 0.9%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	900,000	990,000
Ford Motor Co.
6.625%, due 10/1/28	500,000	577,430
7.45%, due 7/16/31	455,000	577,850
Navistar International Corp. 8.25%, due 11/1/21	675,000	651,375

		2,796,655

Auto Parts & Equipment 0.5%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (c)	950,000	972,224
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	525,000	576,188

		1,548,412

Banks 2.0%
AgriBank FCB 9.125%, due 7/15/19	200,000	271,235
Bank of America Corp.
6.50%, due 8/1/16	50,000	57,738
7.625%, due 6/1/19	680,000	870,108
8.00%, due 12/31/49 (a)	1,000,000	1,106,080
CIT Group, Inc.
4.25%, due 8/15/17	200,000	205,948
5.00%, due 5/15/17	765,000	810,900
Citigroup, Inc. 8.50%, due 5/22/19	87,500	117,656
JPMorgan Chase & Co. 7.90%, due 12/31/49 (a)	1,300,000	1,472,913
Morgan Stanley 4.875%, due 11/1/22	495,000	512,520

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-259

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Wells Fargo & Co. 7.98%, due 12/31/49 (a)	$800,000	$918,000

		6,343,098

Biotechnology 0.5%
Amgen, Inc. 5.85%, due 6/1/17	1,250,000	1,480,294

Building Materials 0.9%
♦USG Corp.
6.30%, due 11/15/16	2,265,000	2,344,275
9.75%, due 1/15/18	545,000	617,212

		2,961,487

Chemicals 0.8%
Dow Chemical Co. (The)
4.125%, due 11/15/21	710,000	777,822
8.55%, due 5/15/19	140,000	189,011
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	780,000	793,650
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	675,000	698,625

		2,459,108

Coal 0.2%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	525,000	483,000
6.25%, due 6/1/21	50,000	45,750

		528,750

Commercial Services 1.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 9.625%, due 3/15/18	1,010,000	1,126,150
HDTFS, Inc. 5.875%, due 10/15/20 (c)	277,000	289,465
Hertz Corp. (The) 7.375%, due 1/15/21	900,000	990,000
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75% (c)(d)(e)(f)	70,000	1,120
UR Merger Sub Corp. 8.375%, due 9/15/20	725,000	802,937

		3,209,672

Computers 0.7%
NCR Corp. 5.00%, due 7/15/22 (c)	1,205,000	1,224,581
SunGard Data Systems, Inc.
6.625%, due 11/1/19 (c)	600,000	613,500
7.375%, due 11/15/18	350,000	374,938

		2,213,019

	Principal Amount	Value

Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	$75,000	$86,658
GE Capital Trust II 5.50%, due 9/15/67 (a)	€410,000	536,580
General Electric Capital Corp. 6.50%, due 9/15/67 (a)	£490,000	819,860

		1,443,098

Electric 0.8%
CMS Energy Corp.
5.05%, due 3/15/22	$335,000	373,346
6.25%, due 2/1/20	90,000	105,112
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	709,000	799,397
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	376,978
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	681,520	733,486

		2,388,319

Entertainment 0.3%
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (c)	945,000	926,100

Environmental Controls 0.0%‡
EnergySolutions, Inc. / EnergySolutions LLC 10.75%, due 8/15/18	155,000	146,475

Finance—Auto Loans 0.1%
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	150,000	174,681

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	1,100,000	1,097,250
SLM Corp. 6.25%, due 1/25/16	750,000	815,625
Springleaf Finance Corp. 6.90%, due 12/15/17	800,000	716,000

		2,628,875

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (a)	700,000	751,625

Finance—Mortgage Loan/Banker 0.2%
Countrywide Financial Corp. 6.25%, due 5/15/16	520,000	570,808

M-260	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 8.00%, due 1/15/18	$725,000	$778,469

Food 0.3%
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	435,000	461,100
Smithfield Foods, Inc. 7.75%, due 7/1/17	500,000	582,500

		1,043,600

Forest Products & Paper 0.2%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	600,000	663,000

Gas 0.1%
Southern Union Co. 7.60%, due 2/1/24	290,000	369,314

Health Care—Products 0.3%
Alere, Inc. 7.25%, due 7/1/18 (c)	825,000	827,063

Health Care—Services 0.3%
CIGNA Corp. 4.375%, due 12/15/20	135,000	149,086
HCA, Inc. 8.00%, due 10/1/18	825,000	954,938

		1,104,024

Home Builders 1.4%
Beazer Homes USA, Inc. 6.875%, due 7/15/15	800,000	802,000
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	2,225,000	2,391,875
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,201,409

		4,395,284

Household Products & Wares 0.3%
Mead Products LLC / ACCO Brands Corp. 6.75%, due 4/30/20 (c)	665,000	698,250
Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	205,000	219,350

		917,600

Insurance 3.2%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	1,725,000	1,834,969

	Principal Amount	Value

Insurance (continued)
American International Group, Inc.
4.875%, due 3/15/67 (a)	€500,000	$592,328
Series A2 5.75%, due 3/15/67 (a)	£350,000	528,756
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$730,000	795,700
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	1,725,000	2,050,043
Hartford Life, Inc. 7.65%, due 6/15/27	245,000	312,816
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	1,195,000	1,329,438
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	1,000,000	1,248,162
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	1,450,000	1,566,000

		10,258,212

Iron & Steel 0.5%
AK Steel Corp. 8.75%, due 12/1/18 (c)	800,000	844,000
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	325,000	327,107
5.90%, due 3/15/20	465,000	494,453

		1,665,560

Lodging 1.6%
Caesars Entertainment Operating Co., Inc. 10.00%, due 12/15/18	1,000,000	662,500
♦MGM Resorts International 6.75%, due 10/1/20 (c)	3,468,000	3,541,695
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	675,000	769,500

		4,973,695

Media 0.9%
CC Holdings GS V LLC 2.381%, due 12/15/17 (c)	285,000	286,393
Clear Channel Communications, Inc.
5.50%, due 12/15/16	50,000	29,750
6.875%, due 6/15/18	870,000	513,300
Comcast Corp. 5.70%, due 7/1/19	800,000	974,753
DISH DBS Corp. 7.125%, due 2/1/16	600,000	672,000
NBC Universal Media LLC 5.15%, due 4/30/20	55,000	65,200
Time Warner Cable, Inc. 8.25%, due 2/14/14	200,000	216,650
Time Warner, Inc. 7.70%, due 5/1/32	115,000	160,790

		2,918,836

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-261

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Mining 0.6%
Alcoa, Inc. 5.90%, due 2/1/27	$440,000	$452,889
Aleris International, Inc. 7.875%, due 11/1/20 (c)	850,000	850,000
Century Aluminum Co. 8.00%, due 5/15/14	606,000	612,060

		1,914,949

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	1,400,000	1,498,000

Office Equipment/Supplies 0.1%
Xerox Corp. 8.25%, due 5/15/14	270,000	294,512

Oil & Gas 3.3%
Berry Petroleum Co. 6.375%, due 9/15/22	640,000	665,600
Chesapeake Energy Corp. 6.625%, due 8/15/20	1,025,000	1,099,312
♦ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,418,139
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	825,000	930,187
♦Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	2,405,000	2,621,450
Nabors Industries, Inc. 5.00%, due 9/15/20	1,000,000	1,086,639
Plains Exploration & Production Co. 6.125%, due 6/15/19	750,000	817,500
Samson Investment Co. 9.75%, due 2/15/20 (c)	835,000	883,013
Swift Energy Co. 7.875%, due 3/1/22	825,000	862,125

		10,383,965

Pipelines 1.7%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	310,000	314,650
Atlas Pipeline Escrow LLC 6.625%, due 10/1/20 (c)	850,000	879,750
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	650,000	714,175
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 5.50%, due 2/15/23	925,000	1,003,625

	Principal Amount	Value

Pipelines (continued)
ONEOK, Inc. 6.00%, due 6/15/35	$130,000	$150,818
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	555,000	604,950
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23 (c)	800,000	828,000
Williams Cos., Inc. (The) 3.70%, due 1/15/23	850,000	857,356

		5,353,324

Real Estate Investment Trusts 0.0%‡
ProLogis, L.P. 7.375%, due 10/30/19	75,000	92,987

Retail 0.3%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	325,000	356,688
7.00%, due 5/20/22	610,000	678,625
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(e)	54,733	61,656

		1,096,969

Semiconductors 0.2%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	700,000	764,750

Software 0.8%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	650,000	735,312
First Data Corp.
7.375%, due 6/15/19 (c)	1,115,000	1,154,025
8.875%, due 8/15/20 (c)	710,000	773,900

		2,663,237

Telecommunications 1.2%
CommScope, Inc. 8.25%, due 1/15/19 (c)	875,000	958,125
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	575,000	654,062
SBA Tower Trust 4.254%, due 4/15/40 (c)	1,170,000	1,229,180
Sprint Nextel Corp. 6.00%, due 11/15/22	1,100,000	1,130,250

		3,971,617

Transportation 0.2%
PHI, Inc. 8.625%, due 10/15/18	658,000	704,060

Total Corporate Bonds (Cost $88,582,826)		96,265,973

M-262	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Bonds 0.9%
Banks 0.6%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£525,000	$1,145,136
Canada Square Operations PLC 7.50%, due 12/31/49 (a)	430,000	695,439

		1,840,575

Packaging & Containers 0.3%
Rexam PLC 6.75%, due 6/29/67 (a)	€525,000	729,348

Total Foreign Bonds (Cost $2,279,668)		2,569,923

Foreign Government Bonds 0.6%
Foreign Sovereign 0.6%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€1,575,000	1,759,080
Republic of Venezuela 6.00%, due 12/9/20	$217,000	181,195

Total Foreign Government Bonds (Cost $1,219,688)		1,940,275

Loan Assignments & Participations 1.1% (g)
Airlines 0.3%
U.S. Airways Group, Inc. Term Loan 2.712%, due 3/21/14	972,222	956,910

Automobile 0.3%
Allison Transmission, Inc. Extended Term Loan B2 3.71%, due 8/7/17	953,883	959,041

Media 0.3%
Clear Channel Communications, Inc. Term Loan B 3.862%, due 1/29/16	1,119,652	926,512

Metals & Mining 0.2%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	498,750	502,257

Total Loan Assignments & Participations (Cost $3,432,846)		3,344,720

	Principal Amount	Value

Mortgage-Backed Securities 0.9%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.625%, due 4/10/49 (h)	$290,000	$339,178
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.44%, due 12/25/36 (a)(c)(d)	170,683	135,089
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	130,000	144,774
Series 2007-PW16, Class A4 5.715%, due 6/11/40 (h)	290,000	343,516
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.06%, due 12/10/49 (h)	150,000	181,015
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	112,176	101,281
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	480,000	575,767
Morgan Stanley Capital I, Inc. Series 2007-IQ15, Class A4 5.882%, due 6/11/49 (h)	200,000	235,126
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (c)	160,000	183,587
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.424%, due 11/25/36 (h)	320,181	256,715

		2,496,048

Residential Mortgage (Collateralized Mortgage Obligation) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.65%, due 2/25/42 (a)(c)(d)	429,043	356,374

Total Mortgage-Backed Securities (Cost $2,476,469)		2,852,422

U.S. Government & Federal Agencies 2.1%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.1%
6.00%, due 4/1/37	226,520	245,165

♦United States Treasury Bonds 1.3%
2.75%, due 8/15/42	3,005,000	2,901,703
4.375%, due 11/15/39	800,000	1,040,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-263

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
United States Treasury Bonds (continued)
4.375%, due 5/15/40	$155,000	$201,767

		4,144,220

United States Treasury Notes 0.7%
1.25%, due 3/15/14	175,000	177,174
2.00%, due 4/30/16	2,005,000	2,109,479

		2,286,653

Total U.S. Government & Federal Agencies (Cost $6,332,703)		6,676,038

Yankee Bonds 5.9% (i)
Banks 0.6%
Banco Santander Mexico S.A. Institucion De Banca Multiple Grupo Financiero Santand 4.125%, due 11/9/22 (c)	1,000,000	1,017,500
HSBC Holdings PLC 5.10%, due 4/5/21	40,000	47,235
Royal Bank of Scotland Group PLC
2.55%, due 9/18/15	120,000	122,809
6.125%, due 12/15/22	550,000	580,515
UBS A.G. 3.875%, due 1/15/15	150,000	158,500

		1,926,559

Building Materials 0.5%
Desarrolladora Homex S.A.B. de C.V. 9.50%, due 12/11/19 (c)	750,000	806,250
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.50%, due 1/21/20 (c)	750,000	708,750

		1,515,000

Cosmetics & Personal Care 0.3%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	800,000	844,000

Diversified Financial Services 0.0%‡
Permanent TSB PLC 3.60%, due 1/14/13 (c)	100,000	100,001

Electric 0.3%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	980,000	1,009,400

Finance—Leasing Companies 0.3%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (c)	800,000	786,688

	Principal Amount	Value

Food 0.8%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	$750,000	$819,610
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (c)	750,000	898,125
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	750,000	772,500

		2,490,235

Insurance 0.4%
Oil Insurance, Ltd. 3.293%, due 12/31/49 (a)(c)	580,000	513,996
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (a)(c)	600,000	628,861

		1,142,857

Investment Company 0.3%
CDP Financial, Inc. 4.40%, due 11/25/19 (c)	900,000	1,035,569

Iron & Steel 0.2%
Vale S.A. 5.625%, due 9/11/42	685,000	743,636

Mining 0.9%
FMG Resources August 2006 Pty, Ltd. 8.25%, due 11/1/19 (c)	900,000	958,500
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	650,000	892,793
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	820,000	904,050

		2,755,343

Miscellaneous—Manufacturing 0.5%
Bombardier, Inc. 7.75%, due 3/15/20 (c)	1,400,000	1,589,000

Oil & Gas 0.4%
Gazprom Oao Via Gaz Capital S.A. 4.95%, due 7/19/22 (c)	640,000	688,320
OGX Austria GmbH 8.50%, due 6/1/18 (c)	650,000	585,000
TNK-BP Finance S.A. 7.50%, due 7/18/16 (c)	100,000	115,750

		1,389,070

Transportation 0.4%
CHC Helicopter S.A. 9.25%, due 10/15/20	940,000	989,350

M-264	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Transportation (continued)
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	$300,000	$301,500

		1,290,850

Total Yankee Bonds (Cost $17,770,194)		18,618,208

Total Long-Term Bonds (Cost $129,373,746)		139,179,791

	Shares
Common Stocks 46.4%
Aerospace & Defense 1.2%
BAE Systems PLC	334,700	1,838,834
Lockheed Martin Corp.	20,500	1,891,945

		3,730,779

Agriculture 3.6%
Altria Group, Inc.	71,450	2,244,959
British American Tobacco PLC	24,900	1,261,684
Imperial Tobacco Group PLC	61,200	2,363,229
Lorillard, Inc.	15,350	1,790,884
Philip Morris International, Inc.	23,750	1,986,450
Reynolds American, Inc.	44,350	1,837,420

		11,484,626

Auto Manufacturers 0.8%
Daimler A.G.	36,800	2,010,927
Ford Motor Co.	52,500	679,875

		2,690,802

Banks 0.7%
CIT Group, Inc. (f)	11,500	444,360
Citigroup, Inc.	16,500	652,740
Westpac Banking Corp.	44,350	1,212,459

		2,309,559

Beverages 1.5%
Anheuser-Busch InBev N.V.	12,450	1,087,988
Coca-Cola Co. (The)	21,650	784,813
Coca-Cola Enterprises, Inc.	26,450	839,258
Diageo PLC, Sponsored ADR (j)	9,400	1,095,852
PepsiCo., Inc.	11,800	807,474

		4,615,385

Building Materials 0.1%
U.S. Concrete, Inc. (d)(f)	35,009	316,831

Chemicals 1.6%
BASF S.E.	25,000	2,349,783
Bayer A.G.	11,200	1,063,580

	Shares	Value

Chemicals (continued)
E.I. du Pont de Nemours & Co.	35,750	$1,607,678

		5,021,041

Commercial Services 0.5%
Automatic Data Processing, Inc.	14,900	849,449
R.R. Donnelley & Sons Co.	84,850	763,650

		1,613,099

Computers 0.3%
Diebold, Inc.	32,600	997,886

Distribution & Wholesale 0.3%
Genuine Parts Co.	14,300	909,194

Electric 4.6%
CMS Energy Corp.	47,400	1,155,612
Dominion Resources, Inc.	20,850	1,080,030
Duke Energy Corp.	36,208	2,310,070
Integrys Energy Group, Inc.	19,930	1,040,745
PPL Corp.	63,100	1,806,553
SCANA Corp.	18,400	839,776
Southern Co. (The)	34,650	1,483,367
SSE PLC	79,600	1,839,642
TECO Energy, Inc.	88,850	1,489,126
Terna S.p.A.	362,000	1,449,735

		14,494,656

Electrical Components & Equipment 0.3%
Emerson Electric Co.	21,050	1,114,808

Electronics 0.3%
Honeywell International, Inc.	17,450	1,107,552

Engineering & Construction 0.5%
Vinci S.A.	34,250	1,630,040

Entertainment 0.3%
Regal Entertainment Group Class A	72,750	1,014,863

Environmental Controls 0.5%
Waste Management, Inc.	44,400	1,498,056

Finance—Other Services 0.4%
CME Group, Inc.	26,800	1,359,028

Food 1.5%
H.J. Heinz Co.	13,400	772,912
♦Nestlé S.A. Registered	38,150	2,486,392

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-265

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Food (continued)
Unilever PLC	22,250	$844,562
WM Morrison Supermarkets PLC	174,600	746,790

		4,850,656

Food Services 0.4%
Compass Group PLC	100,700	1,190,955

Gas 1.3%
♦National Grid PLC	212,500	2,434,066
NiSource, Inc.	33,500	833,815
Vectren Corp.	33,650	989,310

		4,257,191

Household Products & Wares 1.1%
Kimberly-Clark Corp.	27,950	2,359,818
Reckitt Benckiser Group PLC	19,200	1,202,760

		3,562,578

Insurance 2.0%
Arthur J. Gallagher & Co.	42,600	1,476,090
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	12,100	2,172,478
SCOR SE	67,500	1,820,096
Travelers Cos., Inc. (The)	12,200	876,204

		6,344,868

Machinery—Diversified 0.2%
Deere & Co.	8,950	773,459

Media 2.3%
Comcast Corp. Class A	46,300	1,664,485
♦Pearson PLC	132,950	2,599,085
Shaw Communications, Inc.	70,100	1,609,615
Time Warner, Inc.	26,900	1,286,627

		7,159,812

Miscellaneous—Manufacturing 0.4%
Orkla ASA	132,250	1,157,822

Oil & Gas 2.7%
♦ConocoPhillips	25,350	1,470,047
Diamond Offshore Drilling, Inc.	31,800	2,161,128
ExxonMobil Corp.	9,200	796,260
Royal Dutch Shell PLC, ADR (j)	28,410	1,958,869
Total S.A.	39,450	2,041,835

		8,428,139

Pharmaceuticals 4.0%
Abbott Laboratories	14,450	946,475
AstraZeneca PLC, Sponsored ADR (j)	37,800	1,786,806
Bristol-Myers Squibb Co.	30,600	997,254
GlaxoSmithKline PLC	85,200	1,849,827

	Shares	Value

Pharmaceuticals (continued)
Johnson & Johnson	15,850	$1,111,085
Merck & Co., Inc.	26,400	1,080,816
Novartis A.G.	23,950	1,516,311
Roche Holding A.G., Genusscheine	10,060	2,049,472
Sanofi	14,300	1,356,144

		12,694,190

Pipelines 1.3%
Enterprise Products Partners, L.P.	22,250	1,114,280
Kinder Morgan Energy Partners, L.P.	18,600	1,484,094
MarkWest Energy Partners, L.P.	16,400	836,564
Spectra Energy Corp.	29,900	818,662

		4,253,600

Real Estate Investment Trusts 0.4%
Health Care REIT, Inc.	18,600	1,139,994

Retail 0.7%
Costco Wholesale Corp.	8,470	836,582
McDonald’s Corp.	16,500	1,455,465

		2,292,047

Semiconductors 1.3%
KLA-Tencor Corp.	23,600	1,127,136
Microchip Technology, Inc.	52,000	1,694,680
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (j)	68,700	1,178,892

		4,000,708

Software 0.6%
Microsoft Corp.	41,000	1,095,930
Oracle Corp.	22,000	733,040

		1,828,970

Telecommunications 6.8%
AT&T, Inc.	49,600	1,672,016
♦BCE, Inc.	66,400	2,845,714
CenturyLink, Inc.	54,250	2,122,260
Deutsche Telekom A.G.	151,100	1,716,683
Philippine Long Distance Telephone Co., Sponsored ADR (j)	13,300	815,423
Rogers Communications, Inc. Class B	31,000	1,407,419
♦Swisscom A.G.	6,135	2,645,977
Telstra Corp, Ltd.	410,850	1,871,629
Verizon Communications, Inc.	53,400	2,310,618
Vivendi S.A.	75,318	1,696,136
Vodafone Group PLC	964,750	2,426,217

		21,530,092

Toys, Games & Hobbies 0.5%
Mattel, Inc.	44,950	1,646,069

M-266	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Transportation 0.7%
Deutsche Post A.G.	34,350	$753,204
FirstGroup PLC	384,600	1,317,094

		2,070,298

Water 0.7%
United Utilities Group PLC	202,750	2,224,826

Total Common Stocks (Cost $125,144,915)		147,314,479

Convertible Preferred Stock 0.0%‡
Oil & Gas 0.0%‡
Sanchez Energy Corp. (c) 4.875%	2,400	118,121

Total Convertible Preferred Stock (Cost $120,450)		118,121

Preferred Stocks 0.5%
Insurance 0.3%
MetLife, Inc. 6.50%	35,550	896,216

Media 0.2%
ProSiebenSat.1 Media A.G. 5.32%	25,410	715,010

Total Preferred Stocks (Cost $1,479,047)		1,611,226

	Number of Warrants
Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/12/39 (d)(e)(f)(k)	4	0	(l)
Unsecured Debt Expires 12/31/49 (d)(e)(f)(k)	4	0	(l)

Total Warrants (Cost $13)		0	(l)

	Principal Amount	Value

Short-Term Investment 7.2%
Repurchase Agreement 7.2%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $22,980,296 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $23,335,000 and a Market Value of $23,444,092)	$22,980,284	$22,980,284

Total Short-Term Investment (Cost $22,980,284)		22,980,284

Total Investments (Cost $279,098,455) (o)	98.1%	311,203,901
Other Assets, Less Liabilities	1.9	6,057,273
Net Assets	100.0%	$317,261,174

	Contracts Long	Unrealized Appreciation (Depreciation) (m)
Futures Contracts 0.1%
Standard & Poor’s 500 Index Mini March 2013 (n)	625	$252,679

Total Futures Contracts Long (Settlement Value $44,378,125)		252,679

	Contracts Short
United States Treasury Note March 2013 (5 Year) (n)	(229)	15,529

Total Futures Contracts Short (Settlement Value $28,490,820)		15,529

Total Futures Contracts (Settlement Value $15,887,305)		$268,208

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-267

Portfolio of Investments December 31, 2012 (continued)

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of December 31, 2012 is $4,860,184, which represents 1.5% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Illiquid security. The total market value of these securities as of December 31, 2012 is $809,414, which represents 0.3% of the Portfolio’s net assets.

(e)	Fair valued security. The total market value of these securities as of December 31, 2012 is $62,776, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(f)	Non-income producing security.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of December 31, 2012. Floating Rate Loans are generally considered restricted in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(h)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2012.

(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	ADR—American Depositary Receipt.

(k)	Restricted security. (See Note 6)

(l)	Less than one dollar.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2012.

(n)	At December 31, 2012, cash in the amount of $2,313,450 is on deposit with the broker for futures transactions.

(o)	As of December 31, 2012, cost is $278,819,599 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$37,436,201
Gross unrealized depreciation	(5,051,899)

Net unrealized appreciation	$32,384,302

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

As of December 31, 2012, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	2/28/13	JPMorgan Chase Bank	EUR	13,482,000	USD	17,670,723	USD	(133,521)
Pound Sterling vs. U.S. Dollar	2/28/13	JPMorgan Chase Bank	GBP	8,204,000		13,205,322		(119,461)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(252,982)

M-268	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,912,232	$—		$6,912,232
Corporate Bonds (b)	—	96,203,197	62,776		96,265,973
Foreign Bonds	—	2,569,923	—		2,569,923
Foreign Government Bonds	—	1,940,275	—		1,940,275
Loan Assignments & Participations	—	3,344,720	—		3,344,720
Mortgage-Backed Securities	—	2,852,422	—		2,852,422
U.S. Government & Federal Agencies	—	6,676,038	—		6,676,038
Yankee Bonds	—	18,618,208	—		18,618,208

Total Long-Term Bonds	—	139,117,015	62,776		139,179,791

Common Stocks
Aerospace & Defense	1,891,945	1,838,834	—		3,730,779
Agriculture	7,859,713	3,624,913	—		11,484,626
Auto Manufacturers	679,875	2,010,927	—		2,690,802
Banks	1,097,100	1,212,459	—		2,309,559
Beverages	3,527,397	1,087,988	—		4,615,385
Chemicals	1,607,678	3,413,363	—		5,021,041
Electric	11,205,279	3,289,377	—		14,494,656
Engineering & Construction	—	1,630,040	—		1,630,040
Food	772,912	4,077,744	—		4,850,656
Food Services	—	1,190,955	—		1,190,955
Gas	1,823,125	2,434,066	—		4,257,191
Household Products & Wares	2,359,818	1,202,760	—		3,562,578
Insurance	2,352,294	3,992,574	—		6,344,868
Media	4,560,727	2,599,085	—		7,159,812
Miscellaneous—Manufacturing	—	1,157,822	—		1,157,822
Oil & Gas	6,386,304	2,041,835	—		8,428,139
Pharmaceuticals	5,922,436	6,771,754	—		12,694,190
Telecommunications	11,173,450	10,356,642	—		21,530,092
Transportation	—	2,070,298	—		2,070,298
Water	—	2,224,826	—		2,224,826
All Other Industries	25,866,164	—	—		25,866,164

Total Common Stocks	89,086,217	58,228,262	—		147,314,479

Convertible Preferred Stock	118,121	—	—		118,121
Preferred Stocks			—
Insurance	896,216	—	—		896,216
Media	—	715,010	—		715,010
Warrants (c)	—	—	0	(c)	0	(c)
Short-Term Investment
Repurchase Agreement	—	22,980,284	—		22,980,284

Total Investments in Securities	90,100,554	221,040,571	62,776		311,203,901

Other Financial Instruments
Futures Contracts Long (d)	252,679	—	—		252,679
Futures Contracts Short (d)	15,529	—	—		15,529

Total Investments in Securities and Other Financial Instruments	$90,368,762	$221,040,571	$62,776		$311,472,109

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-269

Portfolio of Investments December 31, 2012 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (d)	$—	$(252,982)	$—	$(252,982)

Total Other Financial Instruments	$—	$(252,982)	$—	$(252,982)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,120 and $61,656 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the period ended December 31, 2012, certain foreign equity securities with a market value of $46,741,732 held by the Portfolio transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

During the year ended December 31, 2012, securities with a total value of $397,463 transferred from Level 3 to Level 2. The transfer occurred as a result of the value of these securities being obtained from an independent pricing source using observable inputs as of December 31, 2012. As of December 31, 2011, the valuation of these securities was obtained using fair valued prices due to market quotations not being readily available.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2012		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,120		$—	$—	$—	$—	$—	$—	$—	$1,120		$—
Retail	59,940		(61)	(62)	4,667	—	(2,828)	—	—	61,656		4,847
Loan Assignments & Participations
Machinery	208		(333)	(50,069)	50,194	—	—	—	—	—		—
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	397,473		—	—	—	—	—	—	(397,473)	—		—
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$458,741		$(394)	$(50,131)	$54,861	$—	$(2,828)	$—	$(397,473)	$62,776		$4,847

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

M-270	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $279,098,455)	$311,203,901
Cash collateral on deposit at broker	2,313,450
Cash denominated in foreign currencies (identified cost $378,263)	381,449
Receivables:
Dividends and interest	2,433,341
Investment securities sold	1,373,898
Variation margin on futures contracts	1,124,547
Fund shares sold	844,574
Other assets	7,256

Total assets	319,682,416

Liabilities
Payables:
Investment securities purchased	1,818,635
Manager (See Note 3)	152,014
Fund shares redeemed	92,453
Professional fees	51,425
Shareholder communication	24,938
NYLIFE Distributors (See Note 3)	21,216
Custodian	7,129
Trustees	450
Unrealized depreciation on foreign currency forward contracts	252,982

Total liabilities	2,421,242

Net assets	$317,261,174

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,335
Additional paid-in capital	284,666,690

284,687,025
Undistributed net investment income	11,610,140
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(11,163,859)
Net unrealized appreciation (depreciation) on investments and futures contracts	32,373,654
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(245,786)

Net assets	$317,261,174

Initial Class
Net assets applicable to outstanding shares	$214,268,034

Shares of beneficial interest outstanding	13,709,151

Net asset value per share outstanding	$15.63

Service Class
Net assets applicable to outstanding shares	$102,993,140

Shares of beneficial interest outstanding	6,625,769

Net asset value per share outstanding	$15.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-271

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Interest	$8,423,900
Dividends (a)	6,514,880

Total income	14,938,780

Expenses
Manager (See Note 3)	1,676,007
Distribution and service — Service Class (See Note 3)	201,341
Professional fees	85,973
Shareholder communication	48,793
Custodian	45,262
Trustees	7,838
Miscellaneous	27,659

Total expenses	2,092,873

Net investment income (loss)	12,845,907

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	3,620,218
Futures transactions	5,731,708
Foreign currency transactions	(364,829)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	8,987,097

Net change in unrealized appreciation (depreciation) on:
Investments	18,559,628
Futures contracts	401,395
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(383,718)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	18,577,305

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	27,564,402

Net increase (decrease) in net assets resulting from operations	$40,410,309

(a)	Dividends recorded net of foreign withholding taxes in the amount of $304,127.

M-272	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,845,907	$12,349,722
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	8,987,097	12,859,445
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	18,577,305	(14,220,394)

Net increase (decrease) in net assets resulting from operations	40,410,309	10,988,773

Dividends to shareholders:
From net investment income:
Initial Class	(9,029,798)	(8,429,136)
Service Class	(3,624,215)	(2,466,832)

Total dividends to shareholders	(12,654,013)	(10,895,968)

Capital share transactions:
Net proceeds from sale of shares	42,070,690	28,259,133
Net asset value of shares issued to shareholders in reinvestment of dividends	12,654,013	10,895,968
Cost of shares redeemed	(41,205,984)	(44,258,614)

Increase (decrease) in net assets derived from capital share transactions	13,518,719	(5,103,513)

Net increase (decrease) in net assets	41,275,015	(5,010,708)

Net Assets
Beginning of year	275,986,159	280,996,867

End of year	$317,261,174	$275,986,159

Undistributed net investment income at end of year	$11,610,140	$12,486,087

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-273

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010		2009		2008
Net asset value at beginning of year	$14.18	$14.22	$12.78		$10.71		$18.40

Net investment income (loss)	0.68 (a)	0.64 (a)	0.64	(a)	0.37	(a)	0.47
Net realized and unrealized gain (loss) on investments	1.48	(0.13)	1.31		2.12		(5.40)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.08)		0.01		—

Total from investment operations	2.12	0.54	1.87		2.50		(4.93)

Less dividends and distributions:
From net investment income	(0.67)	(0.58)	(0.43)		(0.43)		(0.56)
From net realized gain on investments	—	—	—		—		(2.20)

Total dividends and distributions	(0.67)	(0.58)	(0.43)		(0.43)		(2.76)

Net asset value at end of year	$15.63	$14.18	$14.22		$12.78		$10.71

Total investment return	15.00%	4.12%	14.79%		23.51%		(26.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.44%	4.40%	4.85%		3.26%		2.55%
Net expenses	0.64%	0.65%	0.65%		0.71%		0.65%
Portfolio turnover rate	34%	31%	61	%(b)	161	%(b)	94	% (b)
Net assets at end of year (in 000’s)	$214,268	$209,222	$222,426		$224,119		$217,037

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, and 78% for the years ended December 31, 2010, 2009, and 2008, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2012 and 2011, respectively.

	Service Class
	Year ended December 31,
	2012	2011	2010		2009		2008
Net asset value at beginning of year	$14.12	$14.17	$12.74		$10.67		$18.33

Net investment income (loss)	0.63 (a)	0.60 (a)	0.61	(a)	0.35	(a)	0.40
Net realized and unrealized gain (loss) on investments	1.47	(0.13)	1.30		2.10		(5.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.08)		0.01		—

Total from investment operations	2.06	0.50	1.83		2.46		(4.95)

Less dividends and distributions:
From net investment income	(0.64)	(0.55)	(0.40)		(0.39)		(0.51)
From net realized gain on investments	—	—	—		—		(2.20)

Total dividends and distributions	(0.64)	(0.55)	(0.40)		(0.39)		(2.71)

Net asset value at end of year	$15.54	$14.12	$14.17		$12.74		$10.67

Total investment return	14.71%	3.86%	14.51%		23.21%		(27.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.17%	4.15%	4.59%		3.03%		2.30%
Net expenses	0.89%	0.90%	0.90%		0.96%		0.90%
Portfolio turnover rate	34%	31%	61	%(b)	161	%(b)	94	% (b)
Net assets at end of year (in 000’s)	$102,993	$66,764	$58,571		$46,691		$38,955

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, and 78% for the years ended December 31, 2010, 2009, and 2008, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2012 and 2011, respectively.

M-274	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	19.48%	–1.37%	7.80%	0.95%
Service Class Shares[3]	19.18	–1.61	7.53	1.20

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[4]	17.32%	–3.69%	8.21%
MSCI ACWI® Ex U.S.	16.83	–2.89	9.74
Average Lipper Variable Products International Growth Portfolio[5]	19.45	–2.49	8.96

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.80% for Initial Class shares and 7.53% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products International Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Growth portfolios typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

mainstayinvestments.com	M-275

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,112.80	$5.05	$1,020.40	$4.82

Service Class Shares	$1,000.00	$1,111.40	$6.37	$1,019.10	$6.09

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.95% for Initial Class and 1.20% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-276	MainStay VP International Equity Portfolio

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-280 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Grifols S.A.

2.	Svenska Handelsbanken AB Class A

3.	Adidas A.G.

4.	SABMiller PLC

5.	Intertek Group PLC

6.	Teva Pharmaceutical Industries, Ltd., Sponsored ADR

7.	Petrofac, Ltd.

8.	Aggreko PLC

9.	Essilor International S.A.

10.	Linde A.G.

mainstayinvestments.com	M-277

Portfolio Management Discussion and Analysis

Answers to questions reflect the views of Edward Ramos, CFA, of Madison Square Investors LLC,1 the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its peers and its benchmarks during the reporting period?

For the 12 months ended December 31, 2012, MainStay VP International Equity Portfolio returned 19.48% for Initial Class shares and 19.18% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 19.45% return of the average Lipper2 Variable Products International Growth Portfolio. Both share classes outperformed the 17.32% return of the MSCI EAFE® Index2 and the 16.83% return of the MSCI ACWI® (All Country World Index) Ex U.S.2 for the 12 months ended December 31, 2012. The MSCI EAFE® Index is the Portfolio’s broad-based securities-market index. The MSCI ACWI® Ex U.S. is the Portfolio’s secondary benchmark.

Were there any changes to the Portfolio during 2012?

Effective August 1, 2012, the Portfolio adjusted its principal investment strategies to limit its investments in securities from countries located in emerging markets. The Portfolio also selected the MSCI ACWI® (All Country World Index) Ex U.S. as its secondary benchmark. For more information on these changes, please refer to the Prospectus Supplement dated July 2, 2012, and the Prospectus dated May 1, 2012, as supplemented.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed the MSCI EAFE® Index primarily because of positive stock selection. This was driven by the Portfolio’s focus on companies providing growth supported by visible and sustainable forces that generate attractive alpha.3 Positive sector and country allocation also contributed to the Portfolio’s relative outperformance, albeit to a lesser degree than stock selection.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During 2012, the Portfolio’s strongest positive sector contributions came from health care, energy and telecommunication services. (Contributions take weightings and total returns into account.) Stock selection was the key driver in health care, though an overweight position also helped. Favorable stock selection and an underweight sector allocation each helped relative performance in the energy sector. In telecommunication services, an underweight sector allocation was the primary driver, although favorable stock selection also helped.

Consumer discretionary, financials and consumer staples were the weakest sector contributors to the Portfolio’s relative performance. Unfavorable stock selection was the key driver in the consumer discretionary sector, slightly offset by an overweight position that helped relative results. In financials, unfavorable stock selection and an underweight sector allocation hurt relative performance. Unfavorable stock selection in consumer staples was partially offset by a positive contribution from the Portfolio’s underweight position in that sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Portfolio’s absolute performance included Spanish plasma therapeutics company Grifols, U.K. testing and inspect- ion company Intertek and Swedish bank Svenska Handelsbanken. Grifols advanced because of rising consensus earnings estimates and a rising stock price-to-earnings rating throughout the year. The company benefited from stronger fundamentals and improved market sentiment. Intertek benefited from a powerful market re-rating as the company’s stable growth profile came into greater focus. Stronger investor appreciation for Svenska Handelsbanken’s uniquely defensible operating model and balance sheet helped the company’s stock price.

Detractors from the Portfolio’s absolute performance included Chinese pork supplier China Yurun, Swedish media company Modern Times Group and U.K.-listed emerging power solutions supplier Aggreko. All three stocks had negative total returns. China Yurun suffered when speculation over quality-control lapses lead to corporate-governance concerns. The Portfolio sold its entire position in the company. Modern Times

Group saw its stock price fall after management

1.	Effective on or about January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Alpha measures the risk-adjusted performance of a mutual fund and compares it to a benchmark index. The excess return of the mutual fund is its alpha.

M-278	MainStay VP International Equity Portfolio

reduced future earnings guidance. The Portfolio has exited its position in the stock. Aggreko’s stock price fell after the company tempered its future growth expectations.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest purchase during 2012 was a position in German industrial gas company Linde AG. We found the stock appealing because of the group’s strong franchise position, growing presence in emerging markets, defensive operating model and a valuation that we viewed as attractive. The Portfolio also purchased shares of Japanese diagnostic tester and instrument supplier Sysmex. The company enjoyed strong underlying growth supported by favorable demographics, a diversified global footprint, a recurring revenue base and a valuation that we found attractive.

During the reporting period, the Portfolio sold a sizeable position in French pharmaceutical company Ipsen after the company’s management lowered guidance. The announcement called into question the sustainability of the franchise and its growth prospects. Another large sale was U.K. alternative investment manager Man Group. The company continues to struggle with fund performance and flows, which could have significant negative ramifications on operating leverage.

How did the Portfolio’s sector weightings change during the reporting period?

The most significant sector-weighting increase was in industrials, where the Portfolio went from an underweight to an overweight position during the reporting period. The Portfolio also increased its sector weighting in materials. Although the Portfolio remains underweight in that sector, the addition of another security moved the weighting meaningfully.

The most significant sector-weighting decrease was in financials, where the Portfolio moved from an underweight to a more substantially underweight position. The Portfolio also decreased its weighting in consumer staples, where exiting select legacy positions more than offset the impact of additions.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio’s most substantially overweight sector allocation was in health care. As of the same date, the Portfolio was also overweight in information technology.

As of December 31, 2012, the Portfolio’s most significantly underweight sector allocation was in financials. As of the same date, the Portfolio was also underweight in consumer staples.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-279

Portfolio of Investments December 31, 2012

	Shares	Value
Common Stocks 97.7%†
Australia 1.2%
Computershare, Ltd. (IT Services)	606,708	$5,713,043

Bermuda 0.9%
Genpact, Ltd. (IT Services)	274,167	4,249,589

Brazil 1.7%
Cia. Hering (Specialty Retail)	374,500	7,742,056

Canada 3.7%
IGM Financial, Inc. (Capital Markets)	108,900	4,554,378
Open Text Corp. (Internet Software & Services) (a)	141,697	7,916,611
Tim Hortons, Inc. (Hotels, Restaurants & Leisure)	87,500	4,295,391

		16,766,380

China 3.3%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)(b)	80,194	8,042,656
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,519,800	6,790,301

		14,832,957

Czech Republic 2.4%
Komercni Banka A.S. (Commercial Banks)	52,340	11,074,509

Denmark 5.2%
Coloplast A/S Class B (Health Care Equipment & Supplies)	241,170	11,819,838
FLSmidth & Co. A/S (Construction & Engineering)	206,458	12,060,915

		23,880,753

France 7.6%
Bureau Veritas S.A. (Professional Services)	88,814	9,874,586
Dassault Systemes S.A. (Software)	88,854	9,946,784
♦Essilor International S.A. (Health Care Equipment & Supplies)	145,461	14,748,354

		34,569,724

Germany 13.9%
♦Adidas A.G. (Textiles, Apparel & Luxury Goods)	202,046	18,005,975
Brenntag A.G. (Trading Companies & Distributors)	63,279	8,313,453
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	192,635	13,309,575

	Shares	Value
Germany (continued)
♦Linde A.G. (Chemicals)	83,085	$14,489,147
United Internet A.G. (Internet Software & Services)	221,897	4,789,646
Wirecard A.G. (IT Services)	188,809	4,630,320

		63,538,116

Hong Kong 2.8%
Li & Fung, Ltd. (Distributors)	7,038,100	12,680,934

India 1.0%
Infosys, Ltd., Sponsored ADR (IT Services) (b)	109,119	4,615,734

Indonesia 1.1%
Media Nusantara Citra Tbk PT (Media)	18,455,000	4,803,863

Israel 5.5%
Check Point Software Technologies, Ltd. (Software) (a)	205,952	9,811,553
♦Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals) (b)	411,417	15,362,311

		25,173,864

Italy 1.0%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	112,389	4,508,124

Japan 7.1%
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	140,600	13,230,767
FamilyMart Co., Ltd. (Food & Staples Retailing)	142,000	5,845,314
Sysmex Corp. (Health Care Equipment & Supplies)	290,000	13,286,697

		32,362,778

South Africa 0.8%
Clicks Group, Ltd. (Food & Staples Retailing)	447,069	3,501,438

Spain 4.4%
♦Grifols S.A. (Biotechnology) (a)	566,104	19,917,435

Sweden 4.7%
Modern Times Group AB Class B (Media)	68,213	2,389,857
♦Svenska Handelsbanken AB Class A (Commercial Banks)	528,816	18,947,466

		21,337,323

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-280	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Thailand 2.6%
Kasikornbank PCL (Commercial Banks)	1,866,500	$11,850,706

United Kingdom 23.9%
♦Aggreko PLC (Commercial Services & Supplies)	517,755	14,848,392
Experian PLC (Professional Services)	665,005	10,744,656
♦Intertek Group PLC (Professional Services)	320,298	16,164,142
Johnson Matthey PLC (Chemicals)	302,691	11,624,949
♦Petrofac, Ltd. (Energy Equipment & Services)	557,230	15,096,939
♦SABMiller PLC (Beverages)	357,137	16,809,754
Shire PLC (Pharmaceuticals)	253,113	7,773,857
Standard Chartered PLC (Commercial Banks)	464,841	11,783,100
Telecity Group PLC (Internet Software & Services)	326,630	4,281,915

		109,127,704

United States 2.9%
ResMed, Inc. (Health Care Equipment & Supplies)	314,622	13,078,837

Total Common Stocks (Cost $385,009,024)		445,325,867

	Principal Amount	Value
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
United States 0.6%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $2,954,119 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $3,000,000 and a Market Value of $3,014,025) (Capital Markets)	$2,954,117	$2,954,117

Total Short-Term Investment (Cost $2,954,117)		2,954,117

Total Investments (Cost $387,963,141) (c)	98.3%	448,279,984
Other Assets, Less Liabilities	1.7	7,695,431
Net Assets	100.0%	$455,975,415

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of December 31, 2012, cost is $388,791,629 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$70,242,670
Gross unrealized depreciation	(10,754,315)

Net unrealized appreciation	$59,488,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-281

Portfolio of Investments December 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Australia	$—	$5,713,043	$—	$5,713,043
Brazil	—	7,742,056	—	7,742,056
China	—	6,790,301	—	6,790,301
Czech Republic	—	11,074,509	—	11,074,509
Denmark	—	23,880,753	—	23,880,753
France	—	34,569,724	—	34,569,724
Germany	—	63,538,116	—	63,538,116
Hong Kong	—	12,680,934	—	12,680,934
Indonesia	—	4,803,863	—	4,803,863
Italy	—	4,508,124	—	4,508,124
Japan	—	32,362,778	—	32,362,778
South Africa	—	3,501,438	—	3,501,438
Spain	—	19,917,435	—	19,917,435
Sweden	—	21,337,323	—	21,337,323
Thailand	—	11,850,706	—	11,850,706
United Kingdom	—	109,127,704	—	109,127,704
All Other Countries	71,927,060	—	—	71,927,060

Total Common Stocks	71,927,060	373,398,807	—	445,325,867

Short-Term Investment
Repurchase Agreement	—	2,954,117	—	2,954,117

Total Investments in Securities	$71,927,060	$376,352,924	$—	$448,279,984

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of year ended December 31, 2012, certain foreign equity securities with a market value of $236,866,239 held by the Portfolio at December 31, 2011, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-282	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Beverages	$16,809,754	3.7%
Biotechnology	19,917,435	4.4
Capital Markets	7,508,495	1.6
Chemicals	26,114,096	5.7
Commercial Banks	53,655,781	11.8
Commercial Services & Supplies	14,848,392	3.3
Construction & Engineering	12,060,915	2.6
Distributors	12,680,934	2.8
Energy Equipment & Services	15,096,939	3.3
Food & Staples Retailing	9,346,752	2.1
Health Care Equipment & Supplies	57,441,850	12.6
Health Care Providers & Services	13,309,575	2.9
Hotels, Restaurants & Leisure	4,295,391	0.9
Internet Software & Services	25,030,828	5.5
IT Services	19,208,686	4.2
Media	7,193,720	1.6
Oil, Gas & Consumable Fuels	6,790,301	1.5
Pharmaceuticals	23,136,168	5.1
Professional Services	36,783,384	8.1
Real Estate Management & Development	13,230,767	2.9
Software	19,758,337	4.3
Specialty Retail	7,742,056	1.7
Textiles, Apparel & Luxury Goods	18,005,975	3.9
Trading Companies & Distributors	8,313,453	1.8

	448,279,984	98.3
Other Assets, Less Liabilities	7,695,431	1.7

Net Assets	$455,975,415	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-283

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $387,963,141)	$448,279,984
Cash denominated in foreign currencies (identified cost $7,131,761)	7,237,219
Receivables:
Investment securities sold	2,775,220
Dividends and interest	364,180
Fund shares sold	152,417
Other assets	10,359

Total assets	458,819,379

Liabilities
Payables:
Investment securities purchased	1,584,983
Foreign capital gains tax (See Note 2(C))	525,758
Manager (See Note 3)	342,671
Fund shares redeemed	237,889
NYLIFE Distributors (See Note 3)	58,382
Professional fees	42,627
Shareholder communication	36,475
Custodian	14,522
Trustees	657

Total liabilities	2,843,964

Net assets	$455,975,415

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,753
Additional paid-in capital	527,161,715

527,199,468
Undistributed net investment income	5,029,955
Accumulated net realized gain (loss) on investments and foreign currency transactions	(136,163,841)
Net unrealized appreciation (depreciation) on investments (a)	59,791,085
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	118,748

Net assets	$455,975,415

Initial Class
Net assets applicable to outstanding shares	$180,123,519

Shares of beneficial interest outstanding	14,840,885

Net asset value per share outstanding	$12.14

Service Class
Net assets applicable to outstanding shares	$275,851,896

Shares of beneficial interest outstanding	22,911,670

Net asset value per share outstanding	$12.04

(a)	Net of unrealized foreign capital gains tax of $525,758.

M-284	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$9,376,696
Interest	374

Total income	9,377,070

Expenses
Manager (See Note 3)	4,002,180
Distribution and service—Service Class (See Note 3)	683,919
Custodian	87,896
Shareholder communication	74,454
Professional fees	73,757
Trustees	11,877
Miscellaneous	23,995

Total expenses	4,958,078

Net investment income (loss)	4,418,992

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (b)	(1,553,424)
Foreign currency transactions	769,862

Net realized gain (loss) on investments and foreign currency transactions	(783,562)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	74,959,138
Translation of other assets and liabilities in foreign currencies	38,385

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	74,997,523

Net realized and unrealized gain (loss) on investments and foreign currency transactions	74,213,961

Net increase (decrease) in net assets resulting from operations	$78,632,953

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,191,188.
(b)	Net of foreign capital gains tax of $158,869.
(c)	Net of foreign capital gains tax of $525,758.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-285

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,418,992	$11,036,762
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(783,562)	(47,398,575)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	74,997,523	(41,842,135)

Net increase (decrease) in net assets resulting from operations	78,632,953	(78,203,948)

Dividends to shareholders:
From net investment income:
Initial Class	(3,187,864)	(6,058,841)
Service Class	(4,283,314)	(8,908,718)

Total dividends to shareholders	(7,471,178)	(14,967,559)

Capital share transactions:
Net proceeds from sale of shares	52,233,170	63,014,971
Net asset value of shares issued to shareholders in reinvestment of dividends	7,471,178	14,967,559
Cost of shares redeemed	(78,567,358)	(144,661,687)

Increase (decrease) in net assets derived from capital share transactions	(18,863,010)	(66,679,157)

Net increase (decrease) in net assets	52,298,765	(159,850,664)

Net Assets
Beginning of year	403,676,650	563,527,314

End of year	$455,975,415	$403,676,650

Undistributed net investment income at end of year	$5,029,955	$7,471,148

M-286	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of year	$10.34	$12.82	$12.63		$11.30	$18.29

Net investment income (loss)	0.13 (a)	0.29 (a)	0.29	(b)	0.32 (a)	0.59 (a)
Net realized and unrealized gain (loss) on investments	1.86	(2.35)	0.30		1.74	(5.71)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.02)	0.01		0.13	0.31

Total from investment operations	2.01	(2.08)	0.60		2.19	(4.81)

Less dividends and distributions:
From net investment income	(0.21)	(0.40)	(0.41)		(0.86)	(0.24)
From net realized gain on investments	—	—	—		—	(1.94)

Total dividends and distributions	(0.21)	(0.40)	(0.41)		(0.86)	(2.18)

Net asset value at end of year	$12.14	$10.34	$12.82		$12.63	$11.30

Total investment return	19.48%	(16.04%)	4.90%		19.36%	(25.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	2.40%	2.34	%(b)	2.75%	3.87%
Net expenses	0.95%	0.95%	0.98%		0.99%	0.96%
Portfolio turnover rate	42%	101%	42%		83%	89%
Net assets at end of year (in 000’s)	$180,124	$147,740	$265,519		$256,710	$244,533

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

	Service Class
	Year ended December 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of year	$10.26	$12.72	$12.54		$11.22	$18.17

Net investment income (loss)	0.10 (a)	0.26 (a)	0.23	(b)	0.28 (a)	0.54 (a)
Net realized and unrealized gain (loss) on investments	1.84	(2.33)	0.32		1.73	(5.67)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.02)	0.01		0.13	0.31

Total from investment operations	1.96	(2.09)	0.56		2.14	(4.82)

Less dividends and distributions:
From net investment income	(0.18)	(0.37)	(0.38)		(0.82)	(0.19)
From net realized gain on investments	—	—	—		—	(1.94)

Total dividends and distributions	(0.18)	(0.37)	(0.38)		(0.82)	(2.13)

Net asset value at end of year	$12.04	$10.26	$12.72		$12.54	$11.22

Total investment return	19.18%	(16.25%)	4.63%		19.06%	(25.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	2.17%	2.10	%(b)	2.47%	3.60%
Net expenses	1.20%	1.20%	1.23%		1.24%	1.21%
Portfolio turnover rate	42%	101%	42%		83%	89%
Net assets at end of year (in 000’s)	$275,852	$255,937	$298,008		$262,263	$222,210

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-287

MainStay VP Janus Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Year Ended December 31, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	5.50%	0.60%
Service Class Shares	5.27	0.85

Benchmark Performance	Since Inception (2/17/12)
S&P 500® Index[3]	6.86%
Barclays U.S. Aggregate Bond Index[3]	3.72
Barclays U.S. Government/Credit Bond Index[3]	4.35
Janus Balanced Composite Index[3]	5.56
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	5.38

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-288	MainStay VP Janus Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2012, to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,062.80	$3.01	$1,022.20	$2.95

Service Class Shares	$1,000.00	$1,061.50	$4.30	$1,021.00	$4.22

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-289

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-294 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.25%–3.125%, due 3/31/14–11/15/22

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%–6.00%, due 1/1/25–6/1/41

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.00%, due 11/20/34–5/20/42

4.	Apple, Inc.

5.	Express Scripts Holding Co.
6.	Chevron Corp.

7.	Philip Morris International, Inc.

8.	CBS Corp. Class B

9.	E.I. du Pont de Nemours & Co.

10.	CIT Group, Inc.

M-290	MainStay VP Janus Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers E. Marc Pinto, CFA, and R. Gibson Smith of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Portfolio perform relative to its peers and its benchmark from February 17 through December 31, 2012?

The inception date for MainStay VP Janus Balanced Portfolio was February 17, 2012. From February 17 through December 31, 2012, MainStay VP Janus Balanced Portfolio returned 5.50% for Initial Class shares and 5.27% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 5.38% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Moderate Portfolio. During the reporting period, both share classes underperformed the 6.86% return of the S&P 500® Index.1 The S&P 500® Index is the Portfolio’s broad-based securities-market index. From February 17 through December 31, 2012, both share classes outperformed the 3.72% return of the Barclays U.S. Aggregate Bond Index1 and the 4.35% return of the Barclays U.S. Government/Credit Bond Index1 but underperformed the 5.56% return of the Janus Balanced Composite Index.1 The Barclays U.S. Aggregate Bond Index is the secondary benchmark of the Portfolio. The Barclays U.S. Government/Credit Bond Index and the Janus Balanced Composite Index are additional benchmarks for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The equity portion of the Portfolio underperformed the S&P 500® Index during the reporting period, with stock selection in the financials and energy sectors detracting from relative results. In the equity portion of the Portfolio, stock selection contributed positively to performance in the information technology, industrials and materials sectors.

The fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index. Security selection and an overweight allocation to corporate credit were the top contributors during the reporting period, as well as spread2 carry, or the additional yield that our holdings generated compared to that Index. (Contributions take weightings and total returns into account.) Security selection and an underweight position in mortgage-backed securities were also beneficial, as was an underweight position in

U.S. Treasury securities. A small cash position created a modest drag on performance. Cash is not an active strategy, but is primarily used to facilitate our day-to-day investment process.

Which sectors in the equity portion of the Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

In the equity portion of the Portfolio, the strongest positive sector contributors were information technology, industrials and materials. The weakest sector contributors were financials, energy and health care.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

In the equity portion of the Portfolio, the strongest positive individual contributions to absolute performance came from chemicals company LyondellBasell Industries N.V., media company CBS and Internet company eBay. LyondellBasell Industries recently benefited from high refining margins because of low natural gas and U.S. oil prices, as well as firm end markets for its products. The company continues to pay back debt and has instituted a dividend and a share-repurchase plan. We added to the position during the reporting period. CBS enjoyed good ratings, decent growth in advertising revenue and increasing affiliate fees tied to retransmission of the CBS network. Ebay saw a return to growth in its core eBay Marketplace business, which is its traditional auction business. The company has migrated toward a buy-it-now business, which encourages higher velocity transactions. In August, eBay’s PayPal business signed an agreement with Discover Financial Services. The agreement will allow customers to use their PayPal accounts at merchants that accept Discover cards. In our opinion, the agreement signals that PayPal is becoming a more universally accepted form of payment, both offline (at retailers) and online.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	M-291

In the equity portion of the Portfolio, the most substantial detractors included oil & gas companies Canadian Natural Resources and Hess and lodging company MGM Resorts International. Canadian Natural Resources continued to suffer outages at its Horizon oil sands facility in northwestern Canada. Investor concerns about the company’s aggressive capital expenditure plans prompted us to sell the position from the equity portion of the Portfolio during the reporting period. Hess announced a higher capital expenditure budget for 2013, at a time when many investors were already questioning the returns they were receiving from Hess’s capital spending. Even so, the company has taken some shareholder-friendly steps, including announcing some asset sales. We like that Hess is selling marginal properties to fund development of conventional assets. We also believe that the company is well positioned in the oil-rich Bakken shale formation. We reduced the position but continue to hold the stock in the equity portion of the Portfolio. Despite weak results from MGM Resorts International, we like the casino resort owner for its improving demand metrics, particularly a rebound in its convention business. We also appreciate that the company has reduced debt and improved its liquidity profile. MGM Resorts International also has exposure to the growing gaming market in Macau, a special administrative region of the People’s Republic of China. The company also has the potential to expand in other parts of Asia.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio established a position in specialty retailer Home Depot. We believe that the housing recovery will continue and that Home Depot will benefit from it. We also purchased shares of Microsoft. We believe that Microsoft is well positioned to benefit from a strong shift to multi-year agreements and services—now the majority of the enterprise revenues—and from significant traction in key lock-in products like System Center. Microsoft’s Xbox gaming platform has also gained market share and expanded product offerings in the living room.

As previously noted, the equity portion of the Portfolio sold its position in Canadian Natural Resources. Continued outages at the Horizon oil sands facility and concerns about whether aggressive capital expenditure plans would lead to sufficient returns prompted the sale. The equity portion of the Portfolio also sold its position in social networking web- site operator Facebook. After the company’s initial public offering, we faced growing concern regarding the company’s ability to monetize its mobile platform. Upon realizing that even at lower levels the stock was overvalued, we eliminated the position.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, we modestly increased exposure to health care, industrials and materials. In the same portion of the Portfolio, we reduced exposure to information technology, consumer staples and energy.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio was overweight consumer discretionary, health care and materials compared with the S&P 500® Index. It was underweight consumer staples, energy, industrials, information technology and financials.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

In the fixed-income portion of the Portfolio, we did not significantly lengthen or shorten duration during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Near the end of the year, we trimmed the corporate credit position in the fixed-income portion of the Portfolio in favor of U.S. Treasury securities. We believed that the move was prudent as we saw uncertainty surface around the fiscal cliff and political issues. We believe that in many industries, revenue growth may be less than robust next year, and we have tried to position the fixed-income portion of the Portfolio accordingly. We continue to worry about aggressive dividend issuance and other shareholder-friendly activity.

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-292	MainStay VP Janus Balanced Portfolio

During the reporting period, which market segments in the fixed-income portion of the Portfolio made the strongest positive contributions to the Portfolio’s performance and which market segments were particularly weak?

In the fixed-income portion of the Portfolio the strongest positive contributions came from the corporate credit sector. Among the leaders were noncaptive diversified financial companies, brokerages and real estate investment trusts (REITs). Credit sectors that detracted from the performance of the fixed-income portion of the Portfolio included metals & mining, property-casualty insurers and wireline communications.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio established a position in pharmaceutical company Watson Pharmaceuticals. The company made a large acquisition funded by debt that we felt would be highly accretive to Watson Pharmaceutical’s business. The company’s generic footprint expanded to global markets at a time when many leading drugs, including Lipitor, are going generic. The bonds were issued at a premium, offering beneficial yield in which the Portfolio participated. As management delivers on its commitment to rapid deleveraging, we anticipate beneficial spread compression.

The fixed-income portion of the Portfolio also established a position in integrated oil company Shell International, which we believe has the best relative-value position in its market segment. We believe that supply and demand characteristics are favorable, the company has good balance sheet discipline, and that the securities offer attractive yield for their profile. We view Shell International as a defensive holding.

The fixed-income portion of the Portfolio sold its position in real estate investment trust Rouse when the bonds were called by the issuer. We also sold Arkle Master Issuer floaters that we purchased at about 170 basis points over LIBOR.1 (A basis point is one hundredth of a percentage point.) When the spread compressed to about 50 basis points over LIBOR, we sold the bonds on valuation. The Funding for Lending program in Europe reduced issuance and made these bonds very dear in the market. Once that program expires, issuance may pick up again, and spreads are likely to widen.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

During the reporting period, the fixed-income por-tion of the Portfolio increased its weighting in U.S. industrials. Over the same period, the fixed-income portion of the Portfolio decreased its weightings in U.S. finance, U.S. utilities, non-U.S. industrials and non-U.S. finance.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the fixed-income portion of the Portfolio was substantially overweight relative to the Barclays U.S. Aggregate Bond Index in corporate credit, modestly overweight in asset-backed securities and cash. (Cash is not a part of this Index and is not an active strategy in the Portfolio. Cash is used primarily as a frictional component of the day-to-day investment process.)

As of the same date, the fixed-income portion of the Portfolio was underweight relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities, mortgage-backed securities and commercial mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-293

Portfolio of Investments December 31, 2012

	Principal Amount	Value
Long-Term Bonds 44.2%† Asset-Backed Securities 0.2%
Automobile 0.1%
AmeriCredit Automobile Receivables Trust Series 2012-4, Class D 2.68%, due 10/9/18	$457,000	$461,808
Santander Drive Auto Receivables Trust Series 2012-6, Class D 2.52%, due 9/17/18	375,000	374,801
Series 2012-5, Class D 3.30%, due 9/17/18	395,000	406,930

		1,243,539

Other ABS 0.1%
Beacon Container Finance LLC Series 2012-1A, Class A 3.72%, due 9/20/27 (a)	697,144	716,489

Total Asset-Backed Securities (Cost $1,923,790)		1,960,028

Corporate Bonds 23.8%
Aerospace & Defense 0.2%
Exelis, Inc.
4.25%, due 10/1/16	868,000	915,072
5.55%, due 10/1/21	393,000	428,882
TransDigm, Inc. 7.75%, due 12/15/18	249,000	275,456

		1,619,410

Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	776,000	858,721

Auto Parts & Equipment 0.0%‡
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	261,000	267,106

Banks 3.2%
Bank of America Corp.
1.50%, due 10/9/15	1,231,000	1,237,294
3.625%, due 3/17/16	1,010,000	1,070,193
3.75%, due 7/12/16	975,000	1,042,204
4.50%, due 4/1/15	235,000	250,493
8.00%, due 12/29/49 (b)	1,084,000	1,198,991
♦CIT Group, Inc.
4.25%, due 8/15/17	1,321,000	1,360,289
5.25%, due 4/1/14 (a)	1,272,000	1,316,520
5.50%, due 2/15/19 (a)	1,212,000	1,321,080

	Principal Amount	Value
Banks (continued)
Citigroup, Inc.
5.00%, due 9/15/14	$2,276,000	$2,394,552
5.95%, due 12/29/49 (b)	372,000	376,650
Goldman Sachs Group, Inc. (The) 3.625%, due 2/7/16	2,643,000	2,797,676
HSBC Bank USA N.A. 4.875%, due 8/24/20	750,000	835,829
JPMorgan Chase & Co.
4.50%, due 1/24/22	1,597,000	1,806,585
7.90%, due 4/29/49 (b)	495,000	560,840
Morgan Stanley
3.45%, due 11/2/15	1,074,000	1,119,010
4.00%, due 7/24/15	400,000	418,514
4.20%, due 11/20/14	221,000	230,589
4.75%, due 3/22/17	405,000	441,839
4.875%, due 11/1/22	905,000	937,032
5.30%, due 3/1/13	358,000	359,956
5.50%, due 7/28/21	1,054,000	1,196,684
SVB Financial Group 5.375%, due 9/15/20	1,100,000	1,234,471
U.S. Bancorp. 2.95%, due 7/15/22	626,000	632,401
Zions BanCorp.
4.50%, due 3/27/17	704,000	735,505
7.75%, due 9/23/14	1,610,000	1,758,370

		26,633,567

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc. 2.50%, due 7/15/22	1,898,000	1,909,882
SABMiller Holdings, Inc.
2.45%, due 1/15/17 (a)	800,000	833,916
3.75%, due 1/15/22 (a)	1,129,000	1,219,129

		3,962,927

Biotechnology 0.0%‡
Bio Rad Labs 8.00%, due 9/15/16	185,000	201,096

Broadcast Services and Programming 0.1%
A+E Communications Communication 3.63%, due 8/22/22 (a)(c)	1,000,000	1,016,260

Chemicals 0.9%
CF Industries, Inc.
6.875%, due 5/1/18	1,704,000	2,081,629
7.125%, due 5/1/20	815,000	1,025,708

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-294	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Ecolab, Inc.
3.00%, due 12/8/16	$853,000	$906,495
4.35%, due 12/8/21	899,000	1,003,447
Sherwin-Williams Co. (The) 3.125%, due 12/15/14	928,000	971,303
Valspar Corp. 4.20%, due 1/15/22	1,374,000	1,500,955

		7,489,537

Commercial Services 0.8%
Aramark Corp. 8.50%, due 2/1/15	708,000	711,547
Verisk Analytics, Inc.
4.125%, due 9/12/22	1,139,000	1,166,310
4.875%, due 1/15/19	696,000	745,837
5.80%, due 5/1/21	3,354,000	3,758,647

		6,382,341

Diversified Financial Services 0.6%
General Electric Capital Corp.
5.55%, due 5/4/20	1,228,000	1,459,819
6.25%, due 12/15/49 (b)	900,000	980,082
6.375%, due 11/15/67 (b)	108,000	113,940
7.125%, due 12/15/49 (b)	2,000,000	2,260,580

		4,814,421

Electric 0.5%
AES Corp. (The) 7.75%, due 10/15/15	228,000	255,930
CMS Energy Corp.
4.25%, due 9/30/15	1,076,000	1,141,700
5.05%, due 2/15/18	808,000	909,836
Great Plains Energy, Inc. 4.85%, due 6/1/21	720,000	793,248
PPL Energy Supply LLC 4.60%, due 12/15/21	1,080,000	1,170,936

		4,271,650

Electronics 0.5%
Amphenol Corp.
4.00%, due 2/1/22	551,000	582,672
4.75%, due 11/15/14	1,672,000	1,781,529
FLIR Systems, Inc. 3.75%, due 9/1/16	886,000	908,356
Thermo Fisher Scientific, Inc. 3.15%, due 1/15/23	1,212,000	1,238,634

		4,511,191

Engineering & Construction 0.2%
URS Corp.
3.85%, due 4/1/17 (a)	861,000	886,950
5.00%, due 4/1/22 (a)	822,000	846,222

		1,733,172

	Principal Amount	Value
Finance—Auto Loans 0.9%
Ford Motor Credit Co. LLC
3.00%, due 6/12/17	$594,000	$610,290
3.875%, due 1/15/15	2,400,000	2,502,823
5.00%, due 5/15/18	1,000,000	1,103,436
5.625%, due 9/15/15	274,000	300,039
5.875%, due 8/2/21	1,520,000	1,770,098
6.625%, due 8/15/17	800,000	934,773
8.00%, due 6/1/14	222,000	242,066

		7,463,525

Finance—Consumer Loans 0.1%
SLM Corp. 6.25%, due 1/25/16	770,000	837,375

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (b)	1,192,000	1,279,910

Finance—Investment Banker/Broker 1.0%
Charles Schwab Corp. (The) 7.00%, due 2/28/49 (b)	676,000	773,655
Lazard Group LLC
6.85%, due 6/15/17	292,000	337,498
7.125%, due 5/15/15	805,000	894,905
Raymond James Financial, Inc.
4.25%, due 4/15/16	1,440,000	1,513,986
5.625%, due 4/1/24	2,911,000	3,258,457
TD Ameritrade Holding Corp.
4.15%, due 12/1/14	900,000	959,176
5.60%, due 12/1/19	512,000	607,652

		8,345,329

Food 1.2%
Kraft Foods Group, Inc.
2.25%, due 6/5/17 (a)	1,213,000	1,254,625
3.50%, due 6/6/22 (a)	2,498,000	2,666,283
5.00%, due 6/4/42 (a)	1,669,000	1,876,789
Tyson Foods, Inc.
4.50%, due 6/15/22	948,000	1,026,225
6.60%, due 4/1/16	2,780,000	3,185,727

		10,009,649

Hand & Machine Tools 0.1%
Kennametal, Inc. 2.65%, due 11/1/19	847,000	848,244

Health Care—Products 0.1%
Boston Scientific Corp. 4.50%, due 1/15/15	498,000	529,346

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-295

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services 0.1%
Laboratory Corp. of America Holdings 3.75%, due 8/23/22	$1,158,000	$1,228,021

Home Builders 0.2%
DR Horton, Inc. 4.75%, due 5/15/17	449,000	477,062
MDC Holdings, Inc. 5.375%, due 12/15/14	559,000	598,222
Toll Brothers Finance Corp. 5.875%, due 2/15/22	306,000	347,108

		1,422,392

Insurance 0.9%
American International Group, Inc.
4.25%, due 9/15/14	1,360,000	1,432,623
4.875%, due 6/1/22	131,000	149,552
5.45%, due 5/18/17	742,000	852,198
5.60%, due 10/18/16	345,000	393,977
6.25%, due 3/15/37	545,000	581,788
8.175%, due 5/15/58 (b)	951,000	1,238,678
Berkshire Hathaway, Inc. 3.20%, due 2/11/15	994,000	1,046,466
Primerica, Inc. 4.75%, due 7/15/22	2,018,000	2,209,645

		7,904,927

Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc. 7.518%, due 6/1/66 (b)	1,538,000	1,684,110
FMR LLC 6.45%, due 11/15/39 (a)	500,000	623,428
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
5.625%, due 3/15/20 (a)	721,000	755,247
5.875%, due 3/15/22 (a)	547,000	579,820

		3,642,605

Lodging 0.1%
Hyatt Hotels Corp. 5.75%, due 8/15/15 (a)	516,000	566,452
Marriott International, Inc. 3.00%, due 3/1/19	350,000	360,222
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	190,000	230,993

		1,157,667

Media 0.2%
CC Holdings GS V LLC 2.381%, due 12/15/17 (a)	265,000	266,295
Comcast Corp. 3.125%, due 7/15/22	1,590,000	1,656,518

	Principal Amount	Value
Media (continued)
Gannett Co., Inc. 6.375%, due 9/1/15	$116,000	$127,600

		2,050,413

Metal Fabricate & Hardware 0.2%
Precision Castparts Corp.
1.25%, due 1/15/18	540,000	540,891
2.50%, due 1/15/23	789,000	794,056
3.90%, due 1/15/43	343,000	351,879

		1,686,826

Miscellaneous—Manufacturing 0.3%
Eaton Corp. 2.75%, due 11/2/22 (a)	1,744,000	1,738,618
GE Capital Trust I 6.375%, due 11/15/67 (b)	478,000	503,692

		2,242,310

Oil & Gas 2.2%
Anadarko Petroleum Corp. 6.45%, due 9/15/36	1,490,000	1,866,623
♦Chevron Corp. 2.355%, due 12/5/22	2,279,000	2,282,740
Cimarex Energy Co. 5.875%, due 5/1/22	803,000	879,285
Continental Resources, Inc. 5.00%, due 9/15/22	2,259,000	2,434,072
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	804,000	974,106
Nabors Industries, Inc. 5.00%, due 9/15/20	1,990,000	2,162,412
PetroHawk Energy Corp.
6.25%, due 6/1/19	846,000	963,337
7.25%, due 8/15/18	152,000	171,600
10.50%, due 8/1/14	760,000	809,400
Phillips 66
2.95%, due 5/1/17 (a)	2,439,000	2,584,942
4.30%, due 4/1/22 (a)	445,000	497,251
QEP Resources, Inc. 5.25%, due 5/1/23	1,128,000	1,206,960
Rowan Cos., Inc. 5.00%, due 9/1/17	554,000	615,439
Sunoco Logistics Partners Operations, L.P. 4.65%, due 2/15/22	584,000	636,204

		18,084,371

Packaging & Containers 0.2%
Packaging Corp. of America 3.90%, due 6/15/22	398,000	412,149

M-296	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Rock-Tenn Co.
4.00%, due 3/1/23 (a)	$374,000	$379,943
4.45%, due 3/1/19 (a)	278,000	299,928
4.90%, due 3/1/22 (a)	532,000	574,924

		1,666,944

Pharmaceuticals 2.2%
AbbVie, Inc.
1.75%, due 11/6/17 (a)	1,987,000	2,008,613
2.00%, due 11/6/18 (a)	975,000	987,602
2.90%, due 11/6/22 (a)	1,202,000	1,224,093
4.40%, due 11/6/42 (a)	593,000	630,438
♦Express Scripts Holding Co.
2.10%, due 2/12/15 (a)	970,000	988,095
2.65%, due 2/15/17 (a)	3,360,000	3,492,347
3.125%, due 5/15/16	766,000	807,588
3.90%, due 2/15/22 (a)	802,000	864,758
4.75%, due 11/15/21 (a)	1,085,000	1,231,285
Medco Health Solutions, Inc. 4.125%, due 9/15/20	306,000	334,431
Watson Pharmaceuticals, Inc.
1.875%, due 10/1/17	1,551,000	1,571,394
3.25%, due 10/1/22	4,291,000	4,380,459

		18,521,103

Pipelines 1.9%
Colorado Interstate Gas Co. LLC 6.85%, due 6/15/37	392,000	476,318
DCP Midstream Operating, L.P.
3.25%, due 10/1/15	724,000	745,079
4.95%, due 4/1/22	1,591,000	1,688,301
El Paso Pipeline Partners Operating Co. LLC
5.00%, due 10/1/21	566,000	641,428
6.50%, due 4/1/20	196,000	238,989
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	544,000	597,710
Kinder Morgan Energy Partners, L.P. 3.45%, due 2/15/23	917,000	944,418
Kinder Morgan Finance Co. ULC 5.70%, due 1/5/16	1,591,000	1,739,172
Magellan Midstream Partners, L.P. 4.25%, due 2/1/21	696,000	768,706
Plains All American Pipeline, L.P. / PAA Finance Corp.
2.85%, due 1/31/23	589,000	583,564
3.95%, due 9/15/15	1,200,000	1,293,020
4.30%, due 1/31/43	707,000	707,631
8.75%, due 5/1/19	304,000	413,565
TC Pipelines, L.P. 4.65%, due 6/15/21	532,000	565,697

	Principal Amount	Value
Pipelines (continued)
Western Gas Partners, L.P.
4.00%, due 7/1/22	$988,000	$1,039,860
5.375%, due 6/1/21	2,698,000	3,084,866
Williams Cos., Inc. (The) 3.70%, due 1/15/23	790,000	796,837

		16,325,161

Real Estate 0.3%
CBRE Services, Inc. 6.625%, due 10/15/20	388,000	424,375
Jones Lang Lasalle, Inc. 4.40%, due 11/15/22	1,216,000	1,242,209
Post Apartment Homes, L.P. 4.75%, due 10/15/17	704,000	777,945
ProLogis, L.P. 6.875%, due 3/15/20	135,000	163,423

		2,607,952

Real Estate Investment Trusts 1.1%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	1,640,000	1,760,342
Host Hotels & Resorts, L.P. Series Q 6.75%, due 6/1/16	860,000	879,350
Reckson Operating Partnership, L.P. 6.00%, due 3/31/16	395,000	433,091
Rouse Co., L.P. (The) 6.75%, due 11/9/15	2,270,000	2,380,662
Senior Housing Properties Trust
6.75%, due 4/15/20	346,000	393,686
6.75%, due 12/15/21	562,000	648,089
SL Green Realty Corp.
5.00%, due 8/15/18	840,000	912,183
7.75%, due 3/15/20	1,622,000	2,016,814

		9,424,217

Retail 0.6%
Brinker International, Inc. 5.75%, due 6/1/14	1,208,000	1,277,812
Macy’s Retail Holdings, Inc.
5.75%, due 7/15/14	1,343,000	1,440,229
5.875%, due 1/15/13	640,000	640,994
5.90%, due 12/1/16	555,000	652,133
6.90%, due 4/1/29	578,000	697,373

		4,708,541

Semiconductors 0.5%
National Semiconductor Corp. 6.60%, due 6/15/17	1,084,000	1,338,709
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (a)	2,987,000	3,022,100

		4,360,809

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-297

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software 0.3%
Autodesk, Inc. 3.60%, due 12/15/22	$1,053,000	$1,057,644
Fiserv, Inc.
3.125%, due 10/1/15	716,000	750,692
3.125%, due 6/15/16	426,000	447,501

		2,255,837

Telecommunications 0.4%
Qwest Communications International, Inc. 7.125%, due 4/1/18	2,692,000	2,808,841
SBA Tower Trust 2.933%, due 12/15/17 (a)	647,000	673,354

		3,482,195

Textiles 0.1%
Cintas Corp. No 2
2.85%, due 6/1/16	497,000	522,367
4.30%, due 6/1/21	520,000	578,659

		1,101,026

Transportation 0.2%
CSX Transportation, Inc. 8.375%, due 10/15/14	502,008	557,230
JB Hunt Transport Services, Inc. 3.375%, due 9/15/15	1,090,000	1,120,451

		1,677,681

Trucking & Leasing 0.2%
Penske Truck Leasing Co., L.P. / PTL Finance Corp.
2.50%, due 3/15/16 (a)	202,000	202,544
3.375%, due 3/15/18 (a)	1,251,000	1,262,217

		1,464,761

Total Corporate Bonds (Cost $192,284,025)		200,090,536

Loan Assignments & Participations 0.2% (d)
Hotels, Motels, Inns & Gaming 0.2%
MGM Resorts International Term Loan B 4.25%, due 12/20/19	1,280,000	1,292,800

Total Loan Assignments & Participations (Cost $1,273,600)		1,292,800

Mortgage-Backed Securities 0.6%
Agency Collateral (Collateralized Mortgage Obligations) 0.2%
FREMF Mortgage Trust (Collateralized Mortgage Obligations)
Series 2011-K13, Class B 4.572%, due 1/25/48 (a)(e)	$500,000	$535,507

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency Collateral (Collateralized Mortgage Obligations) (continued)
Series 2011-K16, Class B 4.594%, due 11/25/46 (a)(e)	$200,000	$213,297
Series 2011-K15, Class B 4.932%, due 8/25/44 (a)(e)	490,000	543,005
Series 2011-K14, Class B 5.159%, due 2/25/47 (a)(e)	340,000	377,598

		1,669,407

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
Banc of America Large Loan Trust 2007-BMB1 Series 2007-BMB1, Class C 1.309%, due 8/15/29 (a)(b)	173,000	166,182
BB-UBS Trust Series 2012-TFT, Class C 3.468%, due 6/5/30 (a)(e)	571,000	541,888
Fontainebleau Miami Beach Trust Series 2012-FBLU, Class A 2.887%, due 5/5/27 (a)	331,000	342,323
Fremf Mortgage Trust Series 2012-KF01, Class B 2.812%, due 10/25/44 (a)(e)	458,000	460,644
GS Mortgage Securities Corp. II Series 2012-ALOH, Class A 3.551%, due 4/10/34 (a)	1,366,000	1,475,594
GS Mortgage Securities Trust Series 2012-BWTR, Class A 2.954%, due 11/5/34	235,000	238,718
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class A4 5.871%, due 4/15/45 (e)	370,000	425,801

		3,651,150

Total Mortgage-Backed Securities (Cost $4,982,554)		5,320,557

U.S. Government & Federal Agencies 16.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.3%
4.50%, due 1/1/41	702,457	786,729
5.00%, due 1/1/19	384,749	413,944
5.00%, due 2/1/19	259,020	278,674
5.00%, due 1/1/36	1,380,796	1,546,230
5.00%, due 11/1/36	475,027	512,939
5.00%, due 5/1/39	1,333,117	1,467,510
5.00%, due 5/1/41	1,552,786	1,749,016
5.50%, due 8/1/19	342,501	368,356
5.50%, due 12/1/28	1,138,816	1,248,119
5.50%, due 10/1/36	791,081	883,660

M-298	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.50%, due 5/1/38	$260,867	$288,820
5.50%, due 1/1/39	572,815	623,275
5.50%, due 10/1/39	697,292	772,010

		10,939,282

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.6%
4.50%, due 10/1/40	313,624	352,906
5.00%, due 9/1/33	603,425	683,453
5.00%, due 11/1/33	196,320	213,891
5.00%, due 12/1/33	378,400	412,267
5.00%, due 2/1/34	212,120	231,104
5.00%, due 10/1/35	515,799	558,639
5.00%, due 2/1/40	806,957	889,770
5.00%, due 6/1/40	1,245,153	1,375,900
5.00%, due 3/1/41	318,604	353,690
5.00%, due 4/1/41	1,429,377	1,614,459
5.00%, due 6/1/41	819,677	903,795
5.50%, due 1/1/25	379,715	411,376
5.50%, due 1/1/33	233,873	258,714
5.50%, due 4/1/34	664,252	730,033
5.50%, due 9/1/34	1,186,015	1,297,535
5.50%, due 5/1/35	433,473	473,690
5.50%, due 7/1/35	2,740,628	2,998,328
5.50%, due 1/1/36	536,044	585,777
5.50%, due 7/1/36	1,288,008	1,409,119
5.50%, due 5/1/37	1,961,221	2,169,536
5.50%, due 7/1/37	311,773	338,799
5.50%, due 3/1/38	348,545	385,566
6.00%, due 10/1/35	1,250,911	1,378,307
6.00%, due 12/1/35	1,202,522	1,345,539
6.00%, due 2/1/37	192,306	219,613
6.00%, due 3/1/37	314,472	346,499
6.00%, due 5/1/37	320,144	350,498
6.00%, due 11/1/38	1,184,853	1,304,195
6.00%, due 1/1/39	2,665,924	2,916,753
6.00%, due 10/1/39	1,461,703	1,628,699
6.00%, due 7/1/40	1,993,207	2,235,752

		30,374,202

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 2.4%
3.50%, due 5/20/42	331,467	362,252
4.50%, due 7/15/41	215,326	237,945
5.00%, due 4/15/39	428,818	470,244
5.00%, due 10/15/39	524,656	580,718
5.00%, due 11/15/39	818,459	904,497
5.00%, due 1/15/40	273,203	299,862
5.00%, due 4/15/40	536,747	601,037
5.00%, due 5/15/40	357,223	396,868

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 5/20/40	$202,345	$224,226
5.00%, due 7/15/40	1,183,430	1,305,449
5.00%, due 2/15/41	846,872	937,240
5.00%, due 5/15/41	376,069	414,987
5.00%, due 10/20/41	727,326	803,271
5.50%, due 9/15/35	130,274	146,958
5.50%, due 3/15/36	657,461	726,419
5.50%, due 5/20/36	552,649	610,355
5.50%, due 4/20/41	759,268	833,329
5.50%, due 9/20/41	130,860	143,624
5.50%, due 1/20/42	861,335	946,429
6.00%, due 11/20/34	534,108	600,754
6.00%, due 10/20/41	156,629	174,803
6.00%, due 12/20/41	1,800,522	2,009,436
6.00%, due 1/20/42	1,787,772	1,995,207
6.00%, due 2/20/42	1,675,113	1,869,477
6.00%, due 3/20/42	292,518	326,458
6.00%, due 4/20/42	1,451,968	1,620,440
6.00%, due 5/20/42	621,406	693,508

		20,235,793

United States Treasury Bonds 0.7%
2.75%, due 8/15/42	5,110,000	4,934,344
2.75%, due 11/15/42	722,000	695,602
3.00%, due 5/15/42	275,000	280,156

		5,910,102

♦United States Treasury Notes 8.9%
0.25%, due 3/31/14	10,366,000	10,370,862
0.25%, due 5/31/14	3,809,000	3,810,786
0.25%, due 8/31/14	4,731,000	4,732,292
0.25%, due 9/15/14	1,225,000	1,225,287
0.25%, due 9/30/14	3,779,000	3,779,884
0.25%, due 10/31/14	550,000	550,129
0.25%, due 11/30/14	725,000	725,028
0.25%, due 1/15/15	1,352,000	1,351,578
0.25%, due 7/15/15	4,078,000	4,071,308
0.375%, due 3/15/15	14,867,000	14,897,195
0.375%, due 6/15/15	380,000	380,594
0.75%, due 6/30/17	6,067,000	6,103,026
0.75%, due 10/31/17	570,000	571,870
0.875%, due 1/31/17	2,824,000	2,861,505
0.875%, due 2/28/17	232,000	235,045
1.00%, due 9/30/19	1,200,000	1,191,750
1.625%, due 8/15/22	4,240,000	4,212,177
1.625%, due 11/15/22	5,405,000	5,345,880
2.125%, due 8/15/21	2,463,000	2,589,229
3.125%, due 5/15/21	4,660,000	5,284,365

		74,289,790

Total U.S. Government & Federal Agencies (Cost $141,732,023)		141,749,169

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-299

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value
Yankee Bonds 2.5% (f)
Advertising 0.1%
WPP Finance 2010
3.625%, due 9/7/22	$304,000	$302,379
4.75%, due 11/21/21	460,000	498,224

		800,603

Banks 0.2%
Mizuho Corporate Bank, Ltd. 2.95%, due 10/17/22 (a)	1,312,000	1,295,894
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	284,000	290,648

		1,586,542

Beverages 0.1%
Heineken N.V. 1.40%, due 10/1/17 (a)	555,000	553,324

Building Materials 0.1%
Hanson PLC 6.125%, due 8/15/16	1,003,000	1,100,792

Chemicals 0.4%
LyondellBasell Industries N.V.
5.00%, due 4/15/19	2,184,000	2,413,320
6.00%, due 11/15/21	703,000	824,267

		3,237,587

Computers 0.1%
Seagate Technology 10.00%, due 5/1/14 (a)	914,000	983,692

Electric 0.2%
PPL WEM Holdings PLC
3.90%, due 5/1/16 (a)	735,000	773,995
5.375%, due 5/1/21 (a)	436,000	490,368

		1,264,363

Finance—Mortgage Loan/Banker 0.2%
Northern Rock Asset Management PLC 5.625%, due 6/22/17 (a)	1,200,000	1,394,327

Media 0.1%
UBM PLC 5.75%, due 11/3/20 (a)	1,157,000	1,220,560

Oil & Gas 0.4%
Shell International Finance B.V. 2.375%, due 8/21/22	3,319,000	3,334,530

	Principal Amount	Value
Real Estate Investment Trusts 0.3%
Goodman Funding Pty, Ltd.
6.375%, due 11/12/20 (a)	$750,000	$850,339
6.375%, due 4/15/21 (a)	1,750,000	1,988,133

		2,838,472

Telecommunications 0.1%
Virgin Media Finance PLC 4.875%, due 2/15/22	453,000	463,193

Transportation 0.2%
Asciano Finance, Ltd. 3.125%, due 9/23/15 (a)	196,000	200,756
Kansas City Southern de Mexico S.A. de C.V.
6.625%, due 12/15/20	452,000	513,020
8.00%, due 2/1/18	1,062,000	1,170,855

		1,884,631

Total Yankee Bonds (Cost $19,928,602)		20,662,616

Total Long-Term Bonds (Cost $362,124,594)		371,075,706

	Shares
Common Stocks 54.9%
Aerospace & Defense 1.6%
Boeing Co. (The)	177,634	13,386,498

Agriculture 2.6%
Altria Group, Inc.	193,511	6,080,116
♦Philip Morris International, Inc.	189,666	15,863,664

		21,943,780

Apparel 1.9%
Coach, Inc.	111,592	6,194,472
NIKE, Inc. Class B	185,494	9,571,490

		15,765,962

Auto Manufacturers 0.3%
Daimler A.G.	52,531	2,887,629

Banks 3.5%
♦CIT Group, Inc. (g)	247,304	9,555,827
Standard Chartered PLC	246,225	6,241,475
U.S. Bancorp	416,780	13,311,953

		29,109,255

M-300	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Beverages 0.4%
Diageo PLC	117,337	$3,415,976

Chemicals 3.8%
♦E.I. du Pont de Nemours & Co.	310,336	13,955,810
LyondellBasell Industries, N.V., Class A	225,837	12,893,034
Syngenta A.G., ADR (h)	57,647	4,657,878

		31,506,722

Commercial Services 1.4%
MasterCard, Inc. Class A	19,436	9,548,518
Western Union Co. (The)	163,645	2,227,209

		11,775,727

Computers 2.3%
♦Apple, Inc.	35,969	19,172,556

Cosmetics & Personal Care 0.5%
Estee Lauder Cos., Inc. (The) Class A	73,208	4,382,231

Diversified Financial Services 1.1%
Blackstone Group L.P. (The)	578,119	9,012,875

Electronics 2.4%
Amphenol Corp. Class A	50,788	3,285,984
Honeywell International, Inc.	96,277	6,110,701
TE Connectivity, Ltd.	288,062	10,692,861

		20,089,546

Finance—Investment Banker/Broker 0.2%
Greenhill & Co., Inc.	30,044	1,561,988

Finance—Other Services 1.3%
NYSE Euronext	342,553	10,804,122

Food 0.8%
Hershey Co. (The)	91,368	6,598,597

Health Care—Services 1.2%
Aetna, Inc.	219,483	10,162,063

Insurance 0.5%
Prudential PLC	319,911	4,463,808

Internet 1.4%
eBay, Inc. (g)	166,286	8,483,912
Priceline.com, Inc. (g)	4,716	2,929,579

		11,413,491

Lodging 1.1%
Las Vegas Sands Corp.	197,401	9,112,030

	Shares	Value
Media 4.6%
♦CBS Corp. Class B	397,928	$15,141,161
DIRECTV (g)	90,533	4,541,135
Time Warner Cable, Inc.	132,580	12,885,450
Viacom, Inc. Class B	114,169	6,021,273

		38,589,019

Metal Fabricate & Hardware 0.4%
Precision Castparts Corp.	19,972	3,783,096

Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc.	133,240	4,556,808

Miscellaneous—Manufacturing 0.3%
Dover Corp.	39,135	2,571,561

Oil & Gas 3.1%
♦Chevron Corp.	127,930	13,834,350
Hess Corp.	192,882	10,215,031
Valero Energy Corp.	56,651	1,932,932

		25,982,313

Oil & Gas Services 0.6%
National-Oilwell Varco, Inc.	69,582	4,755,930

Pharmaceuticals 6.5%
Abbott Laboratories	37,791	2,475,310
AbbVie, Inc. (g)	37,791	1,290,941
Allergan, Inc.	70,117	6,431,832
AmerisourceBergen Corp.	114,142	4,928,652
Bristol-Myers Squibb Co.	192,022	6,257,997
♦Express Scripts Holding Co. (g)	214,954	11,607,516
Johnson & Johnson	39,212	2,748,761
Mylan, Inc. (g)	259,023	7,117,952
Shire PLC, Sponsored ADR (h)	71,495	6,590,409
Valeant Pharmaceuticals International, Inc. (g)	91,575	5,473,438

		54,922,808

Pipelines 1.3%
Enterprise Products Partners, L.P.	216,109	10,822,739

Real Estate Investment Trusts 0.7%
Ventas, Inc.	92,547	5,989,642

Retail 1.9%
AutoZone, Inc. (g)	9,530	3,377,718
Home Depot, Inc. (The)	58,655	3,627,811
McDonald’s Corp.	39,804	3,511,111
Nordstrom, Inc.	109,600	5,863,600

		16,380,240

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-301

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Software 1.6%
CA, Inc.	117,644	$2,585,815
Intuit, Inc.	81,411	4,843,954
Microsoft Corp.	227,230	6,073,858

		13,503,627

Telecommunications 1.9%
CenturyLink, Inc.	179,434	7,019,458
Motorola Solutions, Inc.	124,682	6,942,294
Verizon Communications, Inc.	39,130	1,693,155

		15,654,907

Toys, Games & Hobbies 1.3%
Mattel, Inc.	305,398	11,183,675

Transportation 1.9%
Canadian Pacific Railway, Ltd.	40,706	4,136,544
Union Pacific Corp.	92,444	11,622,059

		15,758,603

Total Common Stocks (Cost $441,407,760)		461,019,824

Preferred Stocks 0.4%
Banks 0.1%
Goldman Sachs Group, Inc. (The) 5.95% (g)	42,190	1,053,906

Diversified Financial Services 0.2%
Citigroup Capital XIII 7.88% (b)	18,000	502,200
Discover Financial Services 6.50%	57,275	1,446,194

Food 0.1%
HJ Heinz Finance Co. 8.00% (a)	4	419,500

Total Preferred Stocks (Cost $3,410,591)		3,421,800

	Principal Amount	Value
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $1,642,399 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $1,670,000 and a Market Value of $1,676,842)	$1,642,398	$1,642,398

Total Short-Term Investment (Cost $1,642,398)		1,642,398

Total Investments (Cost $808,585,343) (i)	99.7%	837,159,728
Other Assets, Less Liabilities	0.3	2,920,814
Net Assets	100.0%	$840,080,542

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

(c)	Illiquid security. The total market value of this security as of December 31, 2012 is $1,016,260, which represents 0.1% of the Portfolio’s net assets.

(d)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of December 31, 2012. Floating Rate Loans are generally considered restricted in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(e)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2012.

(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Non-income producing security.

(h)	ADR—American Depositary Receipt.

(i)	As of December 31, 2012, cost is $808,047,850 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$42,153,850
Gross unrealized depreciation	(13,041,972)

Net unrealized appreciation	$29,111,878

M-302	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,960,028	$—	$1,960,028
Corporate Bonds	—	200,090,536	—	200,090,536
Loan Assignments & Participations	—	1,292,800	—	1,292,800
Mortgage-Backed Securities	—	5,320,557	—	5,320,557
U.S. Government & Federal Agencies	—	141,749,169	—	141,749,169
Yankee Bonds	—	20,662,616	—	20,662,616

Total Long-Term Bonds	—	371,075,706	—	371,075,706

Common Stocks
Banks	22,867,780	6,241,475	—	29,109,255
Beverages	—	3,415,976	—	3,415,976
Insurance	—	4,463,808	—	4,463,808
All Other Industries	424,030,785	—	—	424,030,785

Total Common Stocks	446,898,565	14,121,259	—	461,019,824

Preferred Stocks	3,421,800	—	—	3,421,800
Short-Term Investment
Repurchase Agreement	—	1,642,398	—	1,642,398

Total Investments in Securities	$450,320,365	$386,839,363	$—	$837,159,728

(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-303

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $808,585,343)	$837,159,728
Receivables:
Dividends and interest	3,289,214
Fund shares sold	467,723
Investment securities sold	271,051
Other assets	2,208

Total assets	841,189,924

Liabilities
Payables:
Manager (See Note 3)	370,424
Fund shares redeemed	362,633
Investment securities purchased	182,394
NYLIFE Distributors (See Note 3)	79,513
Shareholder communication	66,762
Professional fees	41,828
Custodian	4,623
Trustees	1,205

Total liabilities	1,109,382

Net assets	$840,080,542

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$79,708
Additional paid-in capital	796,719,170

796,798,878
Undistributed net investment income	12,705,857
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,001,427
Net unrealized appreciation (depreciation) on investments	28,574,385
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(5)

Net assets	$840,080,542

Initial Class
Net assets applicable to outstanding shares	$461,363,477

Shares of beneficial interest outstanding	43,732,308

Net asset value per share outstanding	$10.55

Service Class
Net assets applicable to outstanding shares	$378,717,065

Shares of beneficial interest outstanding	35,976,168

Net asset value per share outstanding	$10.53

M-304	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

for the period February 17, 2012 (inception date) through December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$9,796,438
Interest	8,763,165

Total income	18,559,603

Expenses
Manager (See Note 3)	3,934,110
Distribution and service—Service Class (See Note 3)	758,499
Shareholder communication	139,966
Professional fees	83,478
Custodian	29,044
Trustees	17,617
Miscellaneous	37,553

Total expenses before waiver/reimbursement	5,000,267
Expense waiver/reimbursement from Manager (See Note 3)	(92,904)

Net expenses	4,907,363

Net investment income (loss)	13,652,240

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,048,887
Foreign currency transactions	6,157

Net realized gain (loss) on investments and foreign currency transactions	1,055,044

Net change in unrealized appreciation (depreciation) on:
Investments	28,574,385
Translation of other assets and liabilities in foreign currencies	(5)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	28,574,380

Net realized and unrealized gain (loss) on investments and foreign currency transactions	29,629,424

Net increase (decrease) in net assets resulting from operations	$43,281,664

(a)	Dividends recorded net of foreign withholding taxes in the amount of $204,691.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-305

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through December 31, 2012

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,652,240
Net realized gain (loss) on investments and foreign currency transactions	1,055,044
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	28,574,380

Net increase (decrease) in net assets resulting from operations	43,281,664

Capital share transactions:
Net proceeds from sale of shares	896,526,344
Cost of shares redeemed	(99,727,466)

Increase (decrease) in net assets derived from capital share transactions	796,798,878

Net increase (decrease) in net assets	840,080,542

Net Assets
Beginning of period	—

End of period	$840,080,542

Undistributed net investment income at end of period	$12,705,857

M-306	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.18
Net realized and unrealized gain (loss) on investments	0.37

Total from investment operations	0.55

Net asset value at end of period	$10.55

Total investment return	5.50	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01	%††
Net expenses	0.58	%††
Expenses (before waiver/reimbursement)	0.59	%††
Portfolio turnover rate	63%
Net assets at end of period (in 000’s)	$461,363

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.16
Net realized and unrealized gain (loss) on investments	0.37

Total from investment operations	0.53

Net asset value at end of period	$10.53

Total investment return	5.30	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77	%††
Net expenses	0.83	%††
Expenses (before waiver/reimbursement)	0.84	%††
Portfolio turnover rate	63%
Net assets at end of period (in 000’s)	$378,717

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-307

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	13.11%	2.35%	6.67%	0.80%
Service Class Shares[3]	12.83	2.10	6.41	1.05

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	15.26%	3.12%	7.52%
S&P 500® Index[4]	16.00	1.66	7.10
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	16.00	1.45	7.23

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.66% for Initial Class shares and 6.40% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 6, 2003, includes the historical performance of Initial Class shares through June 5, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-308	MainStay VP Large Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,044.90	$4.01	$1,021.20	$3.96

Service Class Shares	$1,000.00	$1,043.60	$5.29	$1,020.00	$5.23

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-309

Industry Composition as of December 31, 2012 (Unaudited)

IT Services	9.2%
Internet Software & Services	6.5
Computers & Peripherals	6.0
Internet & Catalog Retail	5.0
Biotechnology	4.9
Chemicals	4.6
Software	4.6
Road & Rail	3.9
Health Care Providers & Services	3.8
Health Care Equipment & Supplies	3.7
Hotels, Restaurants & Leisure	3.7
Aerospace & Defense	3.5
Specialty Retail	3.4
Media	3.3
Industrial Conglomerates	3.1
Textiles, Apparel & Luxury Goods	3.1
Communications Equipment	3.0

Capital Markets	2.8%
Food & Staples Retailing	2.7
Oil, Gas & Consumable Fuels	2.7
Pharmaceuticals	1.8
Real Estate Investment Trusts	1.5
Construction & Engineering	1.4
Health Care Technology	1.4
Wireless Telecommunication Services	1.4
Auto Components	1.3
Multiline Retail	1.3
Personal Products	1.1
Trading Companies & Distributors	1.1
Commercial Banks	1.0
Household Durables	0.9
Energy Equipment & Services	0.8
Short-Term Investment	1.6
Other Assets, Less Liabilities	(0.1)

100.0%

See Portfolio of Investments beginning on page M-313 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Visa, Inc. Class A
3.	Union Pacific Corp.
4.	Danaher Corp.
5.	Monsanto Co.
6.	QUALCOMM, Inc.
7.	International Business Machines Corp.
8.	Google, Inc. Class A
9.	Priceline.com, Inc.
10.	Salesforce.com, Inc.

M-310	MainStay VP Large Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its peers and its benchmarks during the reporting period?

For the 12 months ended December 31, 2012, MainStay VP Large Cap Growth Portfolio returned 13.11% for Initial Class shares and 12.83% for Service Class shares. Both share classes underperformed the 16.00% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio, the 15.26% return of the Russell 1000® Growth Index and the 16.00% return of the S&P 500® Index for the 12 months ended December 31, 2012. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index. The S&P 500® Index is the Portfolio’s secondary benchmark.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of the Russell 1000® Growth Index in the second quarter of 2012 offset outperformance or in-line performance during the remaining quarters and resulted in relative underperformance for the year. Stock selection detracted across six sectors and contributed positively in four. In the aggregate, sector allocations contributed positively to relative performance, led by underweight positions in energy and consumer staples.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to relative performance were consumer staples, information technology and materials. (Contributions take weightings and total returns into account.) The weakest contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index came from health care, consumer discretionary and energy.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributions to the Portfolio’s absolute performance came from computers & peripherals company Apple, IT services company Visa and software company salesforce.com. Visa had stronger-than-expected results in its international credit and debit card business. Apple showed strong results during the year, but because the company’s revenue growth rate is expected to slow, we trimmed the Portfolio’s position. Salesforce.com showed continued strength driven by the movement toward cloud-based software applications.

The weakest absolute contributors were energy equipment & services company FMC Technologies, construction and mining equipment company Caterpillar and software company Autodesk. FMC Technologies suffered from declining oil costs through most of 2012. A one-time adjustment on a recent acquisition caused FMC Technologies to miss its fourth-quarter consensus estimate, and its stock declined. Caterpillar faced increased risk to its earnings estimates, and the position was eliminated from the Portfolio. Autodesk faced macro challenges in its European business, and we sold the Portfolio’s position.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio established a position in Internet software & services company eBay, as strong execution in PayPal accelerated overall profit growth. We purchased shares of investment manager BlackRock for the Portfolio because, in our opinion, the company had best-in-class fundamentals and a strong business model.

In the second quarter of 2012, we sold the Portfolio’s positions in IT services company Cognizant Technology Solutions and database software provider Oracle as demand slowed in the IT services and software industries.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its allocation to the consumer discretionary sector, moving from an underweight to an overweight position relative to the Russell 1000® Growth Index. The Portfolio increased its health care weighting, which remained overweight relative to the Index. The Portfolio reduced its energy position over the reporting period, remaining slightly underweight

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-311

relative to the Russell 1000® Growth Index. During the reporting period, we reduced the Portfolio’s information technology position from overweight to underweight relative to the Index.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio was overweight relative to the Russell 1000® Growth Index in the consumer discretionary and health care sectors. As of the same date, the Portfolio was underweight in information technology, and it maintained a significantly underweight position relative to the Russell 1000® Growth Index in the consumer staples sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-312	MainStay VP Large Cap Growth Portfolio

Portfolio of Investments December 31, 2012

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 3.5%
Precision Castparts Corp.	62,600	$11,857,692
United Technologies Corp.	141,600	11,612,616

		23,470,308

Auto Components 1.3%
BorgWarner, Inc. (a)	116,600	8,350,892

Biotechnology 4.9%
Biogen Idec, Inc. (a)	79,600	11,674,932
Celgene Corp. (a)	144,600	11,382,912
Gilead Sciences, Inc. (a)	130,900	9,614,605

		32,672,449

Capital Markets 2.8%
BlackRock, Inc.	39,000	8,061,690
Franklin Resources, Inc.	84,100	10,571,370

		18,633,060

Chemicals 4.6%
Ecolab, Inc.	147,600	10,612,440
♦Monsanto Co.	212,389	20,102,619

		30,715,059

Commercial Banks 1.0%
Wells Fargo & Co.	194,200	6,637,756

Communications Equipment 3.0%
♦QUALCOMM, Inc.	320,500	19,877,410

Computers & Peripherals 6.0%
♦Apple, Inc.	62,840	33,495,605
EMC Corp. (a)	265,200	6,709,560

		40,205,165

Construction & Engineering 1.4%
Fluor Corp.	157,100	9,228,054

Energy Equipment & Services 0.8%
FMC Technologies, Inc. (a)	117,200	5,019,676

Food & Staples Retailing 2.7%
Costco Wholesale Corp.	73,800	7,289,226
CVS Caremark Corp.	219,300	10,603,155

		17,892,381

Health Care Equipment & Supplies 3.7%
Covidien PLC	161,300	9,313,462
Edwards Lifesciences Corp. (a)	61,700	5,563,489
Intuitive Surgical, Inc. (a)	19,535	9,579,378

		24,456,329

	Shares	Value
Health Care Providers & Services 3.8%
Express Scripts Holding Co. (a)	184,900	$9,984,600
HCA Holdings, Inc.	176,600	5,328,022
UnitedHealth Group, Inc.	187,400	10,164,576

		25,477,198

Health Care Technology 1.4%
Cerner Corp. (a)	117,100	9,091,644

Hotels, Restaurants & Leisure 3.7%
Las Vegas Sands Corp.	157,900	7,288,664
Starbucks Corp.	223,600	11,989,432
Yum! Brands, Inc.	80,000	5,312,000

		24,590,096

Household Durables 0.9%
Lennar Corp. Class A	159,300	6,160,131

Industrial Conglomerates 3.1%
♦Danaher Corp.	365,600	20,437,040

Internet & Catalog Retail 5.0%
Amazon.com, Inc. (a)	63,000	15,821,820
♦Priceline.com, Inc. (a)	28,530	17,722,836

		33,544,656

Internet Software & Services 6.5%
eBay, Inc. (a)	236,600	12,071,332
Facebook, Inc. Class A (a)	445,800	11,871,654
♦Google, Inc. Class A (a)	27,345	19,397,722

		43,340,708

IT Services 9.2%
♦International Business Machines Corp.	103,500	19,825,425
MasterCard, Inc. Class A	18,025	8,855,322
Teradata Corp. (a)	107,800	6,671,742
♦Visa, Inc. Class A	171,700	26,026,286

		61,378,775

Media 3.3%
CBS Corp. Class B	191,800	7,297,990
McGraw-Hill Cos., Inc. (The)	131,600	7,194,572
Sirius XM Radio, Inc.	2,612,700	7,550,703

		22,043,265

Multiline Retail 1.3%
Dollar General Corp. (a)	190,400	8,394,736

Oil, Gas & Consumable Fuels 2.7%
Cabot Oil & Gas Corp.	110,300	5,486,322
Range Resources Corp.	99,600	6,257,868
Williams Cos., Inc. (The)	199,600	6,534,904

		18,279,094

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-313

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Personal Products 1.1%
Estee Lauder Cos., Inc. (The) Class A	117,300	$7,021,578

Pharmaceuticals 1.8%
Allergan, Inc.	62,800	5,760,644
GlaxoSmithKline PLC, Sponsored ADR (b)	150,000	6,520,500

		12,281,144

Real Estate Investment Trusts 1.5%
American Tower Corp.	130,900	10,114,643

Road & Rail 3.9%
♦Union Pacific Corp.	206,800	25,998,896

Software 4.6%
Intuit, Inc.	110,400	6,568,800
♦Salesforce.com, Inc. (a)	100,800	16,944,480
VMware, Inc. Class A (a)	78,700	7,408,818

		30,922,098

Specialty Retail 3.4%
Home Depot, Inc. (The)	156,200	9,660,970
Ross Stores, Inc.	123,300	6,676,695
Ulta Salon Cosmetics & Fragrance, Inc.	65,500	6,436,030

		22,773,695

Textiles, Apparel & Luxury Goods 3.1%
Coach, Inc.	104,100	5,778,591
Michael Kors Holdings, Ltd. (a)	108,900	5,557,167
Ralph Lauren Corp.	62,400	9,355,008

		20,690,766

Trading Companies & Distributors 1.1%
W.W. Grainger, Inc.	35,400	7,163,898

Wireless Telecommunication Services 1.4%
SBA Communications Corp. Class A (a)	131,900	9,367,538

Total Common Stocks (Cost $570,990,269)		656,230,138

	Principal Amount	Value
Short-Term Investment 1.6%
Repurchase Agreement 1.6%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $10,646,523 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $10,815,000 and a Market Value of $10,860,607)	$10,646,517	$10,646,517

Total Short-Term Investment (Cost $10,646,517)		10,646,517

Total Investments (Cost $581,636,786) (c)	100.1%	666,876,655
Other Assets, Less Liabilities	(0.1)	(451,801)
Net Assets	100.0%	$666,424,854

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of December 31, 2012, cost is $582,171,814 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$89,335,323
Gross unrealized depreciation	(4,630,482)

Net unrealized appreciation	$84,704,841

M-314	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$656,230,138	$—	$—	$656,230,138
Short-Term Investment
Repurchase Agreement	—	10,646,517	—	10,646,517

Total Investments in Securities	$656,230,138	$10,646,517	$—	$666,876,655

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-315

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $581,636,786)	$666,876,655
Receivables:
Investment securities sold	2,091,640
Fund shares sold	934,598
Dividends and interest	186,666

Total assets	670,089,559

Liabilities
Payables:
Investment securities purchased	2,941,792
Manager (See Note 3)	426,921
Fund shares redeemed	158,753
Shareholder communication	52,312
NYLIFE Distributors (See Note 3)	47,997
Professional fees	33,639
Custodian	2,219
Trustees	964
Accrued expenses	108

Total liabilities	3,664,705

Net assets	$666,424,854

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,742
Additional paid-in capital	576,196,640

576,236,382
Undistributed net investment income	1,643,557
Accumulated net realized gain (loss) on investments	3,305,046
Net unrealized appreciation (depreciation) on investments	85,239,869

Net assets	$666,424,854

Initial Class
Net assets applicable to outstanding shares	$441,225,370

Shares of beneficial interest outstanding	26,144,188

Net asset value per share outstanding	$16.88

Service Class
Net assets applicable to outstanding shares	$225,199,484

Shares of beneficial interest outstanding	13,597,554

Net asset value per share outstanding	$16.56

M-316	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends	$6,940,453
Interest	2,032

Total income	6,942,485

Expenses
Manager (See Note 3)	4,492,875
Distribution and service—Service Class (See Note 3)	541,944
Shareholder communication	104,731
Professional fees	58,724
Custodian	16,647
Trustees	15,965
Miscellaneous	22,912

Total expenses before waiver/reimbursement	5,253,798
Expense waiver/reimbursement from Manager (See Note 3)	(18,830)

Net expenses	5,234,968

Net investment income (loss)	1,707,517

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	24,165,179
Net change in unrealized appreciation (depreciation) on investments	39,821,979

Net realized and unrealized gain (loss) on investments	63,987,158

Net increase (decrease) in net assets resulting from operations	$65,694,675

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-317

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,707,517	$(479,190)
Net realized gain (loss) on investments	24,165,179	30,081,280
Net change in unrealized appreciation (depreciation) on investments	39,821,979	(35,848,417)

Net increase (decrease) in net assets resulting from operations	65,694,675	(6,246,327)

Capital share transactions:
Net proceeds from sale of shares	199,091,312	222,602,949
Cost of shares redeemed	(93,773,584)	(69,603,064)

Increase (decrease) in net assets derived from capital share transactions	105,317,728	152,999,885

Net increase (decrease) in net assets	171,012,403	146,753,558

Net Assets
Beginning of year	495,412,451	348,658,893

End of year	$666,424,854	$495,412,451

Undistributed net investment income at end of year	$1,643,557	$—

M-318	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$14.92		$14.96		$12.88		$9.19		$15.04

Net investment income (loss) (a)	0.06		(0.00	)‡	(0.02)		0.00	‡	(0.01)
Net realized and unrealized gain (loss) on investments	1.90		(0.04)		2.10		3.69		(5.83)

Total from investment operations	1.96		(0.04)		2.08		3.69		(5.84)

Less dividends:
From net investment income	—		—		—		—		(0.01)

Net asset value at end of year	$16.88		$14.92		$14.96		$12.88		$9.19

Total investment return	13.14	%(b)	(0.27%)		16.15	% (b)	40.15	%(b)	(38.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%		(0.00	%)(c)	(0.16%)		0.00	%(c)	(0.05%)
Net expenses	0.78%		0.79%		0.80%		0.80%		0.76%
Expenses (before waiver/reimbursement)	0.78%		0.80%		0.81%		0.81%		0.78%
Portfolio turnover rate	69%		50%		98%		68%		111%
Net assets at end of year (in 000’s)	$441,225		$314,013		$184,348		$230,769		$184,911

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Less than one-hundredth of a percent.

	Service Class
	Year ended December 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$14.68		$14.75		$12.73		$9.11		$14.93

Net investment income (loss) (a)	0.02		(0.04)		(0.05)		(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments	1.86		(0.03)		2.07		3.65		(5.78)

Total from investment operations	1.88		(0.07)		2.02		3.62		(5.82)

Net asset value at end of year	$16.56		$14.68		$14.75		$12.73		$9.11

Total investment return	12.81	%(b)	(0.47	%)(b)	15.87	% (b)	39.74	% (b)	(38.94%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%		(0.27%)		(0.39%)		(0.26%)		(0.29%)
Net expenses	1.03%		1.04%		1.05%		1.05%		1.01%
Expenses (before waiver/reimbursement)	1.03%		1.05%		1.06%		1.06%		1.03%
Portfolio turnover rate	69%		50%		98%		68%		111%
Net assets at end of year (in 000’s)	$225,199		$181,399		$164,311		$118,113		$68,887

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-319

MainStay VP MFS® Utilities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended December 31, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	8.95%	0.78%
Service Class Shares	8.71	1.03

Benchmark Performance	Since Inception (2/17/12)
Dow Jones Global Utilities Index[3]	0.56%
Average Lipper Variable Products Utility Portfolio[4]	8.83

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic and foreign companies providing utilities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-320	MainStay VP MFS® Utilities Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2012, to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,081.50	$4.24	$1,021.10	$4.12

Service Class Shares	$1,000.00	$1,080.10	$5.59	$1,019.80	$5.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.81% for Initial Class and 1.07% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-321

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-325 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2012 (excluding short-term investments) (Unaudited)

1.	Virgin Media, Inc.

2.	Comcast Corp. Class A

3.	PPL Corp.

4.	CMS Energy Corp.

5.	Kinder Morgan, Inc.
6.	Energias de Portugal S.A.

7.	Edison International

8.	NRG Energy, Inc.

9.	Calpine Corp.

10.	Time Warner Cable, Inc.

M-322	MainStay VP MFS® Utilities Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Maura A. Shaughnessy, CFA, and Robert D. Persons, CFA, of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its peers and its benchmark from February 17 through December 31, 2012?

The inception date for MainStay VP MFS® Utilities Portfolio was February 17, 2012. From February 17 through December 31, 2012, MainStay VP MFS® Utilities Portfolio returned 8.95% for Initial Class shares and 8.71% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 8.83% return of the average Lipper1 Variable Products Utility Portfolio, and both share classes outperformed the 0.56% return of the Dow Jones Global Utilities Index.1 The Dow Jones Global Utilities Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

Compared to 2011, investors were generally willing to assume risk and broaden their sector exposure during 2012. This positive market environment for domestic and international equities—as well as nontraditional utilities—helped the Portfolio’s performance relative to its average peer Portfolio and the Dow Jones Global Utilities Index.

Which industries were the strongest positive contributors to the Portfolio’s relative performance, and which industries were particularly weak?

The industries that made the strongest positive contributions to the Portfolio’s performance relative to the Dow Jones Global Utilities Index included cable TV, electric power and natural gas pipeline. (Contributions take weightings and total returns into account.) The industries that made the weakest contributions to the Portfolio’s relative performance included natural gas distribution, wireless communications and telephone services.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance, and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Portfolio’s absolute performance included telecommunications company Virgin Media, media company Comcast and telecommunications company SBA Communications. Virgin Media provided strong returns, as the company continued to improve its free cash flow and customer satisfaction rates. The company also lowered its churn rates. Comcast advanced, driven by higher average revenue per user from its cable unit and by the company’s focus on returning cash to shareholders through stock buybacks. SBA Communications outperformed the Dow Jones Global Utilities Index because of higher revenue growth from site leasing and higher-than-expected guidance for 2013.

Among the stocks that detracted most substantially from the Portfolio’s absolute performance were Italian communications company Telecom Italia and international communications company Nii Holdings. Telecom Italia continued to be hard-hit by the macro environment in Italy and by challenges in its Brazilian operations. Nii Holdings detracted from performance as the company experienced higher churn in Brazil as well as lower average revenue per user because of foreign currency exchange and increased competition.

Did the Portfolio make any significant purchases or sales during the reporting period?

We added U.S. utility Duke Energy to the Portfolio because the company announced it had settled with North Carolina over an ongoing rate case and the company has a sizable weighting in the Dow Jones Global Utilities Index. U.S. natural gas distribution company Nisource was also added to the Portfolio because it benefited from a regulatory recovery in most of its jurisdictions and from visible growth.

Natural gas pipeline company El Paso is no longer in the Portfolio because the company accepted a merger with oil, gas & consumable fuels company Kinder Morgan. International Power, a U.K. utility, is no longer in the Portfolio because the company was purchased by multi-utilities company GDF Suez.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio added to its exposure to natural gas distribution and electric power sectors. Over the same period, the Portfolio reduced its exposure to the wireless communications and natural gas pipeline sectors.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-323

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio was most significantly overweight relative to the Dow Jones Global Utilities Index in cable TV and telephone services. As of the same date, the Portfolio was most significantly underweight relative to the Index in electric power and natural gas distribution.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-324	MainStay VP MFS® Utilities Portfolio

Portfolio of Investments December 31, 2012

	Principal Amount	Value
Long-Term Bonds 2.6%† Convertible Bonds 1.5%
Telecommunications 1.5%
SBA Communications Corp. 4.00%, due 10/1/14	$2,682,193	$6,355,121
♦Virgin Media, Inc. 6.50%, due 11/15/16	3,094,441	6,384,219

		12,739,340

Total Convertible Bonds (Cost $9,218,702)		12,739,340

Corporate Bonds 1.0%
Electric 0.4%
GenOn Energy, Inc. 9.875%, due 10/15/20	2,869,000	3,313,695

Oil & Gas 0.6%
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	4,435,000	5,000,463

Total Corporate Bonds (Cost $7,047,239)		8,314,158

Mortgage-Backed Security 0.0%‡
Commercial Mortgage Loan (Collateralized Mortgage Obligation) 0.0%‡
Falcon Franchise Loan LLC Series 2001-1, Class IO 6.015%, due 1/5/23 (a)(b)(e)	37,686	4,100

Total Mortgage-Backed Security (Cost $2,243)		4,100

Yankee Bond 0.1% (c)
Electric 0.1%
Viridian Group FundCo II 11.125%, due 4/1/17 (b)(d)(e)	1,150,000	1,196,000

Total Yankee Bond (Cost $1,117,057)		1,196,000

Total Long-Term Bonds (Cost $17,385,241)		22,253,598

	Shares	Value
Common Stocks 89.7%
Diversified Telecommunication Services 9.2%
Bezeq—The Israeli Telecommunication Corp., Ltd.	5,681,949	$6,561,628
BT Group PLC	655,980	2,472,714
CenturyLink, Inc.	153,169	5,991,971
China Unicom, Ltd.	674,000	1,091,140
Frontier Communications Corp.	701,157	3,000,952
Portugal Telecom SGPS S.A. Registered	370,967	1,855,675
TDC A/S	1,372,143	9,723,981
Telecom Italia S.p.A.	13,230,772	10,469,544
Telefonica Brasil S.A., ADR (f)	281,911	6,782,779
Telefonica Deutschland Holding A.G. (d)(g)	282,230	2,152,793
Verizon Communications, Inc.	212,860	9,210,452
Windstream Corp.	553,090	4,579,585
XL Axiata Tbk PT	6,357,000	3,774,802
Ziggo N.V.	325,114	10,507,343

		78,175,359

Electric Utilities 25.0%
American Electric Power Co., Inc.	286,203	12,215,144
CEZ AS	167,671	6,030,681
Cheung Kong Infrastructure Holdings, Ltd.	18,000	110,574
Cia Paranaense de Energia, Sponsored ADR (f)	161,523	2,479,378
Cleco Corp.	10,170	406,902
CLP Holdings, Ltd.	530,000	4,460,848
Duke Energy Corp.	198,230	12,647,074
♦Edison International	502,782	22,720,719
EDP—Energias do Brasil S.A.	1,099,200	6,757,085
Enel OGK-5 OJSC (g)(h)	3,357,482	178,027
♦Energias de Portugal S.A.	7,676,291	23,074,063
Exelon Corp.	311,810	9,273,229
FirstEnergy Corp.	310,600	12,970,656
Great Plains Energy, Inc.	236,328	4,799,822
Iberdrola S.A.	1,273,991	7,104,265
ITC Holdings Corp.	121,969	9,380,636
Light S.A.	432,820	4,750,373
NextEra Energy, Inc.	169,218	11,708,193
Northeast Utilities	215,250	8,411,970
NV Energy, Inc.	220,146	3,993,448
OGE Energy Corp.	255,395	14,381,293
Portland General Electric Co.	76,140	2,083,190
♦PPL Corp.	374,924	10,734,074
Red Electrica Corp. S.A.	193,955	9,582,845
SSE PLC	332,086	7,674,867
Transmissora Alianca de Energia Eletrica S.A.	191,940	2,044,675
Xcel Energy, Inc.	107,870	2,881,208

		212,855,239

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-325

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Gas Utilities 2.7%
AGL Resources, Inc.	33,105	$1,323,207
APA Group	168,826	974,513
Atmos Energy Corp.	24,500	860,440
China Resources Gas Group, Ltd.	176,000	364,022
Enagas S.A.	553,797	11,850,737
Gas Natural SDG S.A.	24,580	449,467
ONEOK, Inc.	168,734	7,213,379

		23,035,765

Independent Power Producers & Energy Traders 8.6%
AES Corp. (The)	1,364,066	14,595,506
AES Gener S.A.	438,210	282,825
♦Calpine Corp. (g)	1,077,668	19,538,121
China Hydroelectric Corp., ADR (f)(g)	76,531	131,633
China Longyuan Power Group Corp.	3,388,000	2,379,979
E.ON Russia JSC (h)	11,805,349	1,010,444
EDP Renovaveis S.A. (g)	2,580,464	13,760,674
♦NRG Energy, Inc.	860,147	19,774,789
Tractebel Energia S.A.	123,100	2,005,617

		73,479,588

Media 11.6%
Astro Malaysia Holdings Bhd	4,536,900	4,467,803
Charter Communications, Inc. Class A (g)	35,660	2,718,718
♦Comcast Corp. Class A	878,345	31,576,503
Kabel Deutschland Holding A.G.	85,689	6,407,681
Liberty Global, Inc. Class A (g)	94,816	5,972,460
News Corp. Class A	17,140	437,756
♦Time Warner Cable, Inc.	195,207	18,972,168
♦Virgin Media, Inc.	756,069	27,785,536

		98,338,625

Multi-Utilities 12.2%
AGL Energy, Ltd.	111,610	1,792,314
Alliant Energy Corp.	9,260	406,607
CenterPoint Energy, Inc.	434,084	8,356,117
♦CMS Energy Corp.	1,153,211	28,115,284
Dominion Resources, Inc.	33,180	1,718,724
DTE Energy Co.	33,970	2,039,899
GDF Suez S.A.	453,983	9,353,826
National Grid PLC	291,765	3,342,001
NiSource, Inc.	441,614	10,991,772
PG&E Corp.	148,990	5,986,418
Public Service Enterprise Group, Inc.	526,229	16,102,607
RWE A.G.	82,928	3,423,494
Sempra Energy	147,888	10,491,175
Suez Environnement Co.	164,310	1,981,208

		104,101,446

Oil, Gas & Consumable Fuels 13.5%
Cabot Oil & Gas Corp.	81,179	4,037,844
Cheniere Energy, Inc. (g)	61,673	1,158,219

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
El Paso Pipeline Partners, L.P.	34,215	$1,264,929
Enbridge, Inc.	92,110	3,983,686
Energen Corp.	101,314	4,568,248
EQT Corp.	206,531	12,181,198
♦Kinder Morgan, Inc.	784,238	27,707,129
Noble Energy, Inc.	40,500	4,120,470
QEP Resources, Inc.	257,510	7,794,828
Spectra Energy Corp.	527,243	14,435,913
TransCanada Corp.	36,060	1,704,575
Williams Cos., Inc. (The)	553,673	18,127,254
Williams Partners, L.P.	216,711	10,545,157
WPX Energy, Inc. (g)	184,898	2,751,282

		114,380,732

Real Estate Investment Trusts 0.8%
American Tower Corp.	87,402	6,753,552

Water Utilities 1.2%
Aguas Andinas S.A. Class A	4,322,460	3,084,118
Cia de Saneamento Basico do Estado de Sao Paulo	86,000	3,608,404
Cia de Saneamento de Minas Gerais—COPASA	159,000	3,419,309

		10,111,831

Wireless Telecommunication Services 4.9%
Cellcom Israel, Ltd.	277,253	2,295,655
ENTEL Chile S.A.	169,746	3,508,509
Mobile Telesystems OJSC, Sponsored ADR (f)	483,949	9,025,649
SBA Communications Corp. Class A (g)	84,822	6,024,058
Tim Participacoes S.A., ADR (f)	468,981	9,295,203
Turkcell Iletisim Hizmetleri AS (g)	609,710	3,944,812
Vodafone Group PLC	3,173,648	7,981,300

		42,075,186

Total Common Stocks (Cost $730,465,393)		763,307,323

Convertible Preferred Stocks 3.7%
Electric Utilities 3.7%
NextEra Energy, Inc.
5.89%	117,130	5,863,528
7.00%	149,608	7,929,224
♦PPL Corp.
8.75%	165,991	8,918,696
9.50%	166,397	8,704,227

		31,415,675

Total Convertible Preferred Stocks (Cost $31,878,603)		31,415,675

M-326	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Preferred Stocks 1.4%
Electric Utilities 1.4%
Cia Energetica de Minas Gerais 0.949%	695,450	$7,553,161
Cia Paranaense de Energia Class B 0.748%	261,300	4,025,515

		11,578,676

Total Preferred Stocks (Cost $15,856,462)		11,578,676

	Principal Amount
Short-Term Investments 2.8%
Financial Company Commercial Paper 2.5%
Barclays U.S. Funding LLC 0.15%, due 1/2/13 (i)	$21,137,000	21,136,912

Total Financial Company Commercial Paper (Cost $21,136,912)		21,136,912

Repurchase Agreement 0.3%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $2,279,584 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $2,320,000 and a Market Value of $2,329,505)	2,279,582	2,279,582

Total Repurchase Agreement (Cost $2,279,582)		2,279,582

Total Short-Term Investments (Cost $23,416,494)		23,416,494

Total Investments (Cost $819,002,193) (j)	100.2%	851,971,766
Other Assets, Less Liabilities	(0.2)	(1,504,831)
Net Assets	100.0%	$850,466,935

‡	Less than one-tenth of a percent.

(a)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2012.

(b)	Restricted security.

(c)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(e)	Illiquid security. The total market value of this security as of December 31, 2012 is $1,200,100, which represents 0.1% of the Portfolio’s net assets.
(f)	ADR—American Depositary Receipt.

(g)	Non-income producing security.

(h)	Fair valued security. The total market value of these securities as of December 31, 2012 is $1,188,471, which represents 0.1% of the Portfolio’s net assets.

(i)	Interest rate presented is yield to maturity.

(j)	As of December 31, 2012, cost is $819,571,870 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$68,205,579
Gross unrealized depreciation	(35,805,683)

Net unrealized appreciation	$32,399,896

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-327

Portfolio of Investments December 31, 2012 (continued)

As of December 31, 2012, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	1/11/13	Credit Suisse Group A.G.	EUR	2,212,878	USD	2,877,082	USD	44,005
Euro vs. U.S. Dollar	1/11/13	Deutsche Bank A.G.	EUR	1,974,257		2,576,563		29,537
Euro vs. U.S. Dollar	1/11/13	JPMorgan Chase Bank	EUR	533,561		683,551		20,771
Euro vs. U.S. Dollar	1/11/13	Merrill Lynch International Bank	EUR	359,335		469,813		4,524
Euro vs. U.S. Dollar	1/11/13	UBS A.G.	EUR	5,027,990		6,571,459		65,693
Euro vs. U.S. Dollar	3/18/13	UBS A.G.	EUR	7,089,000		9,277,431		85,882
Pound Sterling vs. U.S. Dollar	1/11/13	Barclays Bank PLC	GBP	1,160,730		1,865,780		19,727
Pound Sterling vs. U.S. Dollar	1/11/13	Credit Suisse Group A.G.	GBP	1,349,784		2,152,561		40,049
Pound Sterling vs. U.S. Dollar	1/11/13	Deutsche Bank A.G.	GBP	1,268,302		2,032,934		27,315
Pound Sterling vs. U.S. Dollar	1/11/13	Goldman Sachs International	GBP	277,829		448,094		3,216
Pound Sterling vs. U.S. Dollar	1/11/13	JPMorgan Chase Bank	GBP	316,491		509,431		4,682
Pound Sterling vs. U.S. Dollar	1/11/13	UBS A.G.	GBP	445,521		721,770		1,943

Foreign Currency Sales Contracts				Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	1/11/13	Credit Suisse Group A.G.	EUR	1,084,678	USD	1,420,975	USD	(10,844)
Euro vs. U.S. Dollar	1/11/13	Deutsche Bank A.G.	EUR	17,663,735		22,768,656		(548,195)
Euro vs. U.S. Dollar	1/11/13	JPMorgan Chase Bank	EUR	47,152,729		60,767,238		(1,476,288)
Euro vs. U.S. Dollar	1/11/13	Merrill Lynch International Bank	EUR	157,918		204,153		(4,305)
Euro vs. U.S. Dollar	1/11/13	UBS A.G.	EUR	1,165,143		1,518,058		(19,979)
Pound Sterling vs. U.S. Dollar	1/11/13	Barclays Bank PLC	GBP	13,095,325		20,937,382		(334,857)
Pound Sterling vs. U.S. Dollar	1/11/13	Credit Suisse Group A.G.	GBP	327,954		521,555		(11,178)
Pound Sterling vs. U.S. Dollar	1/11/13	Deutsche Bank A.G.	GBP	12,680,088		20,267,979		(329,745)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(2,388,047)

M-328	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$12,739,340	$—	$12,739,340
Corporate Bonds	—	8,314,158	—	8,314,158
Mortgage-Backed Security	—	4,100	—	4,100
Yankee Bond	—	1,196,000	—	1,196,000

Total Long-Term Bonds	—	22,253,598	—	22,253,598

Common Stocks (b)
Diversified Telecommunication Services	29,565,739	48,609,620	—	78,175,359
Electric Utilities	141,086,936	71,590,276	178,027	212,855,239
Gas Utilities	9,397,026	13,638,739	—	23,035,765
Independent Power Producers & Energy Traders	54,040,049	18,429,095	1,010,444	73,479,588
Media	87,463,141	10,875,484	—	98,338,625
Multi-Utilities	84,208,603	19,892,843	—	104,101,446
Water Utilities	—	10,111,831	—	10,111,831
Wireless Telecommunication Services	26,640,565	15,434,621	—	42,075,186
All Other Industries	121,134,284	—	—	121,134,284

Total Common Stocks	553,536,343	208,582,509	1,188,471	763,307,323

Convertible Preferred Stocks	31,415,675	—	—	31,415,675
Preferred Stocks	—	11,578,676	—	11,578,676
Short-Term Investments
Financial Company Commercial Paper	—	21,136,912	—	21,136,912
Repurchase Agreement	—	2,279,582	—	2,279,582

Total Short-Term Investments	—	23,416,494	—	23,416,494

Total Investments in Securities	$584,952,018	$265,831,277	$1,188,471	$851,971,766

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	347,344	—	347,344

Total Investments in Securities and Other Financial Instruments	$584,952,018	$266,178,621	$1,188,471	$852,319,110

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(2,735,391)	$—	$(2,735,391)

Total Other Financial Instruments	$—	$(2,735,391)	$—	$(2,735,391)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $178,027 and $1,010,444 are held in Electric Utilities and Independent Power Producers & Energy Traders within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-329

Portfolio of Investments December 31, 2012 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 17, 2012 (a)	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012 (b)
Common Stocks
Electric Utilities		$—	$(161,446)	$(60,911)	$903,246	$(502,862)	$—	$—	$178,027	$(60,911)
Independent Power Producers & Energy Traders	—	—	—	(46,581)	$1,057,025	—	—	—	$1,010,444	(46,581)

Total	$—	$—	$(161,446)	$(107,492)	$1,960,271	$(502,862)	$—	$—	$1,188,471	$(107,492)

(a)	Inception date.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-330	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $819,002,193)	$851,971,766
Cash denominated in foreign currencies (identified cost $58,883)	58,757
Receivables:
Dividends and interest	3,394,964
Investment securities sold	3,265,776
Fund shares sold	793,570
Other assets	1,458
Unrealized appreciation on foreign currency forward contracts	347,344

Total assets	859,833,635

Liabilities
Payables:
Investment securities purchased	5,568,272
Manager (See Note 3)	521,041
Fund shares redeemed	230,860
NYLIFE Distributors (See Note 3)	166,594
Shareholder communication	67,007
Professional fees	38,370
Custodian	37,965
Trustees	1,200
Unrealized depreciation on foreign currency forward contracts	2,735,391

Total liabilities	9,366,700

Net assets	$850,466,935

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$78,223
Additional paid-in capital	782,694,952

782,773,175
Undistributed net investment income	24,304,489
Accumulated net realized gain (loss) on investments and foreign currency transactions	12,794,104
Net unrealized appreciation (depreciation) on investments	32,969,573
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,374,406)

Net assets	$850,466,935

Initial Class
Net assets applicable to outstanding shares	$56,565,395

Shares of beneficial interest outstanding	5,191,955

Net asset value per share outstanding	$10.89

Service Class
Net assets applicable to outstanding shares	$793,901,540

Shares of beneficial interest outstanding	73,031,132

Net asset value per share outstanding	$10.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-331

Statement of Operations

for the period February 17, 2012 (inception date) through December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$28,892,095
Interest	1,221,175

Total income	30,113,270

Expenses
Manager (See Note 3)	5,092,923
Distribution and service—Service Class (See Note 3)	1,644,937
Custodian	226,949
Shareholder communication	138,876
Professional fees	74,796
Trustees	17,173
Miscellaneous	37,018

Total expenses	7,232,672

Net investment income (loss)	22,880,598

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	11,970,891
Foreign currency transactions	2,247,104

Net realized gain (loss) on investments and foreign currency transactions	14,217,995

Net change in unrealized appreciation (depreciation) on:
Investments	32,969,573
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,374,406)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	30,595,167

Net realized and unrealized gain (loss) on investments and foreign currency transactions	44,813,162

Net increase (decrease) in net assets resulting from operations	$67,693,760

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,823,936.

M-332	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through December 31, 2012

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,880,598
Net realized gain (loss) on investments and foreign currency transactions	14,217,995
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	30,595,167

Net increase (decrease) in net assets resulting from operations	67,693,760

Capital share transactions:
Net proceeds from sale of shares	874,557,510
Cost of shares redeemed	(91,784,335)

Increase (decrease) in net assets derived from capital share transactions	782,773,175

Net increase (decrease) in net assets	850,466,935

Net Assets
Beginning of period	—

End of period	$850,466,935

Undistributed net investment income at end of period	$24,304,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-333

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.33
Net realized and unrealized gain (loss) on investments	0.56
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡

Total from investment operations	0.89

Net asset value at end of period	$10.89

Total investment return	8.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66	%††
Net expenses	0.80	%††
Portfolio turnover rate	43%
Net assets at end of period (in 000’s)	$56,565

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.30
Net realized and unrealized gain (loss) on investments	0.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡

Total from investment operations	0.87

Net asset value at end of period	$10.87

Total investment return	8.70	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.26	%††
Net expenses	1.05	%††
Portfolio turnover rate	43%
Net assets at end of period (in 000’s)	$793,902

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-334	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	17.52%	2.20%	9.95%	0.90%
Service Class Shares[2]	17.22	1.94	9.68	1.15

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	17.28%	3.57%	10.65%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	16.07	2.82	8.96

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-335

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,092.20	$4.68	$1,020.70	$4.52

Service Class Shares	$1,000.00	$1,090.80	$5.99	$1,019.40	$5.79

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.89% for Initial Class and 1.14% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-336	MainStay VP Mid Cap Core Portfolio

Industry Composition as of December 31, 2012 (Unaudited)

Insurance	6.5%
Specialty Retail	5.9
Real Estate Investment Trusts	5.6
Chemicals	5.0
Health Care Providers & Services	4.8
Media	4.8
Oil, Gas & Consumable Fuels	4.7
Software	4.5
IT Services	4.1
Food Products	3.5
Health Care Equipment & Supplies	2.9
Capital Markets	2.6
Biotechnology	2.5
Machinery	2.5
Aerospace & Defense	2.2
Airlines	1.9
Internet Software & Services	1.9
Energy Equipment & Services	1.8
Communications Equipment	1.7
Multiline Retail	1.7
Pharmaceuticals	1.7
Commercial Banks	1.5
Food & Staples Retailing	1.5
Household Durables	1.5
Wireless Telecommunication Services	1.5
Auto Components	1.3
Hotels, Restaurants & Leisure	1.2
Textiles, Apparel & Luxury Goods	1.2
Computers & Peripherals	1.1
Independent Power Producers & Energy Traders	1.1
Commercial Services & Supplies	1.0

Diversified Telecommunication Services	1.0%
Electric Utilities	1.0
Internet & Catalog Retail	1.0
Semiconductors & Semiconductor Equipment	1.0
Paper & Forest Products	0.9
Professional Services	0.8
Beverages	0.7
Construction & Engineering	0.7
Exchange Traded Funds	0.7
Life Sciences Tools & Services	0.7
Building Products	0.6
Containers & Packaging	0.6
Automobiles	0.5
Diversified Financial Services	0.5
Household Products	0.5
Multi-Utilities	0.5
Personal Products	0.5
Trading Companies & Distributors	0.4
Electrical Equipment	0.3
Electronic Equipment & Instruments	0.3
Gas Utilities	0.3
Road & Rail	0.3
Health Care Technology	0.2
Tobacco	0.2
Thrifts & Mortgage Finance	0.1
Metals & Mining	0.0 ‡
Real Estate Management & Development	0.0 ‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	(0.1)

100.0%

See Portfolio of Investments beginning on page M-340 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Marathon Petroleum Corp.

2.	PPG Industries, Inc.

3.	Valero Energy Corp.

4.	Ventas, Inc.

5.	Kroger Co. (The)
6.	Symantec Corp.

7.	Virgin Media, Inc.

8.	AmerisourceBergen Corp.

9.	Murphy Oil Corp.

10.	Ingersoll-Rand PLC

mainstayinvestments.com	M-337

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC,1 the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Mid Cap Core Portfolio returned 17.52% for Initial Class shares and 17.22% for Service Class shares. Over the same period, both share classes outperformed the 16.07% return of the average Lipper2 Variable Products Mid-Cap Core Portfolio. Initial Class shares outperformed—and Service Class shares underperformed—the 17.28% return of the Russell Midcap® Index2 for the 12 months ended December 31, 2012. The Russell Midcap® Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

In 2012, stock market performance was affected by concerns about Europe, the fiscal cliff, stubbornly slow (though positive) economic growth in the United States and slowing growth in China. The most important factor that affected the relative performance of the Portfolio, however, was the remarkably low valuation levels at which many stocks started the year. By year-end, almost all of them had not only survived but had seen their multiples expand. The best example of this was in the energy sector, where refinery stocks were particularly strong contributors. (Contributions take weightings and total returns into account.) The turnaround in the housing market also affected relative performance. The price of PulteGroup shares almost tripled, and the Portfolio held an overweight position in the stock.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Relative to the Russell Midcap® Index, energy, materials and consumer discretionary made the strongest positive sector contributions to the Portfolio’s excess returns, all helped by favorable stock selection. Energy was by far the strongest positive contributor, as refinery stocks such as Tesoro, Valero Energy and HollyFrontier outperformed, after starting the year at extremely attractive valuations. Favorable stock selection in the materials sector, including overweight positions in chemical companies PPG Industries and

Sherwin-Williams, also helped the Portfolio’s relative performance. Overweight positions in home construction stocks such as PulteGroup helped relative performance in the consumer discretionary sector.

Industrials, telecommunication services and information technology were the sectors that detracted the most from the Portfolio’s relative performance. Unfavorable stock selection in industrials and telecommunication services hurt performance. The information technology sector underperformed the Russell Midcap® Index; and the Portfolio held an overweight position in the sector, which detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance, and which stocks detracted the most?

The strongest individual positive contributions to the Portfolio’s absolute performance came from oil, gas & consumable fuels companies Tesoro and Valero Energy and from chemical company PPG Industries. Oil refiners like Tesoro and Valero Energy did well after starting the year at extremely attractive valuations. Through divestiture, acquisition, and good old-fashioned growth, PPG Industries moved its product mix toward coatings and optical products—businesses that helped it provide relatively stable results.

Negative absolute performers included semiconductor company Advanced Micro Devices, energy equipment & services company Superior Energy Services and retailer J.C. Penney. Advanced Micro Devices has not been a substantial participant in the smart-phone boom and has been hurt as tablet computers have eroded sales of traditional PCs. Shares of Superior Energy Services suffered as the company lowered its guidance on its 2012 non-GAAP adjusted earnings from continuing operations. J.C. Penney’s performance was hurt by macro worries and growth constraints, along with uncertainty regarding a transformation engineered by the new executive team led by CEO Ron Johnson.

1.	Effective on or about January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-338	MainStay VP Mid Cap Core Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio positions that we sold or reduced during 2012 were real estate investment trust (REIT) Annaly Capital Management and food products company ConAgra Foods. Annaly Capital Management underperformed when the market took a negative view of the company’s possible acquisition of Crexus, a mortgage REIT. We sold ConAgra Foods as the stock became more expensive after its run-up during the year.

We increased the Portfolio’s positions in stocks such as real estate investment trust Ventas and household durables company Whirlpool. Ventas has benefited from growth in its asset base from $5.8 billion at the close of 2010 to nearly $18 billion. Shares of appliance maker Whirlpool advanced as the company benefited from the housing recovery.

How did the Portfolio’s sector weightings change during the reporting period?

During 2012, the Portfolio’s most substantial sector-weighting increases relative to the Russell Midcap® Index were in utilities and information technology. Over the same period, we decreased the Portfolio’s weightings in the health care and telecommunication services sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio’s most substantially overweight sector positions relative to the Russell Midcap® Index were in consumer discretionary and information technology. As of the same date, the Portfolio’s most substantially underweight sector positions were in financials and industrials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-339

Portfolio of Investments December 31, 2012

	Shares	Value

Common Stocks 99.3%†
Aerospace & Defense 2.2%
Alliant Techsystems, Inc.	34,328	$2,126,963
Engility Holdings, Inc. (a)	60,489	1,165,018
Huntington Ingalls Industries, Inc.	71,835	3,113,329
L-3 Communications Holdings, Inc.	28,627	2,193,401
Spirit Aerosystems Holdings, Inc. Class A (a)	72,797	1,235,365
Textron, Inc.	65,208	1,616,506

		11,450,582

Airlines 1.9%
Copa Holdings S.A. Class A	2,343	233,011
Delta Air Lines, Inc. (a)	306,240	3,635,069
Southwest Airlines Co.	233,068	2,386,616
United Continental Holdings, Inc. (a)	158,930	3,715,784

		9,970,480

Auto Components 1.3%
Delphi Automotive PLC (a)	104,846	4,010,359
Goodyear Tire & Rubber Co. (The) (a)	190,744	2,634,175

		6,644,534

Automobiles 0.5%
Thor Industries, Inc.	70,422	2,635,895

Beverages 0.7%
Constellation Brands, Inc. Class A (a)	96,042	3,398,926

Biotechnology 2.5%
Alexion Pharmaceuticals, Inc. (a)	9,232	866,054
Ariad Pharmaceuticals, Inc. (a)	49,934	957,734
BioMarin Pharmaceutical, Inc. (a)	10,423	513,333
Myriad Genetics, Inc. (a)	106,560	2,903,760
Onyx Pharmaceuticals, Inc. (a)	34,499	2,605,710
Regeneron Pharmaceuticals, Inc. (a)	2,799	478,825
United Therapeutics Corp. (a)	33,153	1,771,033
Vertex Pharmaceuticals, Inc. (a)	65,061	2,728,658

		12,825,107

Building Products 0.6%
Lennox International, Inc.	10,245	538,067
Masco Corp.	157,306	2,620,718

		3,158,785

Capital Markets 2.6%
American Capital Ltd. (a)	184,900	2,218,800
Eaton Vance Corp.	4,420	140,777
Janus Capital Group, Inc.	351,100	2,991,372
Lazard, Ltd. Class A	4,649	138,726
Northern Trust Corp.	54,287	2,723,036

	Shares	Value

Capital Markets (continued)
T. Rowe Price Group, Inc.	46,285	$3,014,542
TD Ameritrade Holding Corp.	20,881	351,010
Waddell & Reed Financial, Inc. Class A	47,726	1,661,819

		13,240,082

Chemicals 5.0%
CF Industries Holdings, Inc.	19,890	4,040,852
Huntsman Corp.	191,847	3,050,367
NewMarket Corp.	6,379	1,672,574
♦PPG Industries, Inc.	40,115	5,429,565
Sherwin-Williams Co. (The)	25,012	3,847,346
Valspar Corp. (The)	17,652	1,101,485
W.R. Grace & Co. (a)	50,655	3,405,536
Westlake Chemical Corp.	37,927	3,007,611

		25,555,336

Commercial Banks 1.5%
CapitalSource, Inc.	52,592	398,647
East West Bancorp, Inc.	20,241	434,979
First Citizens BancShares, Inc. Class A	1,065	174,128
KeyCorp	375,120	3,158,510
Regions Financial Corp.	379,033	2,698,715
SunTrust Banks, Inc.	18,723	530,797
SVB Financial Group (a)	7,073	395,876

		7,791,652

Commercial Services & Supplies 1.0%
Avery Dennison Corp.	94,162	3,288,137
Cintas Corp.	3,313	135,502
Iron Mountain, Inc.	56,515	1,754,791
KAR Auction Services, Inc.	2,271	45,965

		5,224,395

Communications Equipment 1.7%
Brocade Communications Systems, Inc. (a)	303,229	1,616,211
EchoStar Corp. Class A (a)	4,825	165,111
Harris Corp.	70,490	3,451,190
Juniper Networks, Inc. (a)	77	1,515
Riverbed Technology, Inc. (a)	172,814	3,407,892

		8,641,919

Computers & Peripherals 1.1%
NetApp, Inc. (a)	87,393	2,932,035
Western Digital Corp.	63,194	2,685,113

		5,617,148

Construction & Engineering 0.7%
AECOM Technology Corp. (a)	74,584	1,775,099
Chicago Bridge & Iron Co. N.V.	29,657	1,374,602
Shaw Group, Inc. (The) (a)	7,811	364,071

		3,513,772

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-340	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Containers & Packaging 0.6%
Ball Corp.	41,263	$1,846,519
Greif, Inc. Class A	33,502	1,490,839

		3,337,358

Diversified Financial Services 0.5%
Interactive Brokers Group, Inc. Class A	54,417	744,425
IntercontinentalExchange, Inc. (a)	656	81,219
Leucadia National Corp.	61,869	1,471,864
Moody’s Corp.	4,888	245,964

		2,543,472

Diversified Telecommunication Services 1.0%
Frontier Communications Corp.	694,784	2,973,676
tw telecom, Inc. (a)	90,713	2,310,460

		5,284,136

Electric Utilities 1.0%
Edison International	61,361	2,772,904
Entergy Corp.	20,973	1,337,029
Xcel Energy, Inc.	30,751	821,359

		4,931,292

Electrical Equipment 0.3%
Eaton Corp. PLC	10,523	570,347
General Cable Corp. (a)	38,812	1,180,273

		1,750,620

Electronic Equipment & Instruments 0.3%
Itron, Inc. (a)	16,910	753,341
Jabil Circuit, Inc.	41,366	797,950
Tech Data Corp. (a)	3,681	167,596

		1,718,887

Energy Equipment & Services 1.8%
Diamond Offshore Drilling, Inc.	49,280	3,349,069
Helmerich & Payne, Inc.	52,012	2,913,192
RPC, Inc.	198,965	2,435,332
Unit Corp. (a)	13,226	595,831

		9,293,424

Food & Staples Retailing 1.5%
♦Kroger Co. (The)	170,407	4,433,990
Safeway, Inc.	102,209	1,848,961
Whole Foods Market, Inc.	18,124	1,655,265

		7,938,216

Food Products 3.5%
ConAgra Foods, Inc.	2,789	82,275
Dean Foods Co. (a)	188,688	3,115,239
H.J. Heinz Co.	1,420	81,906
Hershey Co. (The)	2,726	196,872
Hillshire Brands Co.	93,142	2,621,016

	Shares	Value

Food Products (continued)
Ingredion, Inc.	52,081	$3,355,579
J.M. Smucker Co. (The)	12,987	1,119,999
Ralcorp Holdings, Inc. (a)	3,164	283,652
Smithfield Foods, Inc. (a)	146,356	3,156,899
Tyson Foods, Inc. Class A	186,026	3,608,904
WhiteWave Foods Co. Class A (a)	17,816	276,861

		17,899,202

Gas Utilities 0.3%
ONEOK, Inc.	31,220	1,334,655
UGI Corp.	1,088	35,588

		1,370,243

Health Care Equipment & Supplies 2.9%
Boston Scientific Corp. (a)	666,309	3,817,950
Hill-Rom Holdings, Inc.	69,849	1,990,696
ResMed, Inc.	82,686	3,437,257
St. Jude Medical, Inc.	88,176	3,186,681
Varian Medical Systems, Inc. (a)	2,957	207,700
Zimmer Holdings, Inc.	31,462	2,097,257

		14,737,541

Health Care Providers & Services 4.8%
♦AmerisourceBergen Corp.	95,006	4,102,359
Cigna Corp.	54,250	2,900,205
Community Health Systems, Inc.	104,367	3,208,242
Coventry Health Care, Inc.	15,849	710,511
DaVita, Inc. (a)	18,461	2,040,494
HCA Holdings, Inc.	107,750	3,250,817
Health Management Associates, Inc. Class A (a)	363,405	3,386,935
Health Net, Inc. (a)	16,133	392,032
Laboratory Corp. of America Holdings (a)	16,589	1,436,939
Omnicare, Inc.	77,715	2,805,512
Patterson Cos., Inc.	474	16,225
Tenet Healthcare Corp. (a)	9,635	312,848

		24,563,119

Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc. (a)	82,608	778,167

Hotels, Restaurants & Leisure 1.2%
Brinker International, Inc.	99,307	3,077,524
Darden Restaurants, Inc.	1,003	45,205
Starwood Hotels & Resorts Worldwide, Inc.	37,039	2,124,557
Wynn Resorts, Ltd.	6,883	774,269

		6,021,555

Household Durables 1.5%
Leggett & Platt, Inc.	1,895	51,582
PulteGroup, Inc. (a)	201,873	3,666,014
Whirlpool Corp.	36,942	3,758,848

		7,476,444

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-341

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Household Products 0.5%
Energizer Holdings, Inc.	31,822	$2,545,124

Independent Power Producers & Energy Traders 1.1%
AES Corp. (The)	238,363	2,550,484
NRG Energy, Inc.	136,976	3,149,078

		5,699,562

Insurance 6.5%
Alleghany Corp. (a)	1,851	620,862
Allied World Assurance Co. Holdings, A.G.	30,416	2,396,781
American National Insurance Co.	3,249	221,874
Aspen Insurance Holdings, Ltd.	59,651	1,913,604
Assurant, Inc.	54,167	1,879,595
Assured Guaranty, Ltd.	97,759	1,391,111
Axis Capital Holdings, Ltd.	85,828	2,973,082
CNA Financial Corp.	20,087	562,637
Everest Re Group, Ltd.	29,674	3,262,656
Fidelity National Financial, Inc. Class A	145,680	3,430,764
Hartford Financial Services Group, Inc. (The)	126,686	2,842,834
PartnerRe, Ltd.	28,944	2,329,702
Principal Financial Group, Inc.	43,282	1,234,403
ProAssurance Corp.	10,062	424,516
Protective Life Corp.	52,803	1,509,110
Reinsurance Group of America, Inc.	12,042	644,488
RenaissanceRe Holdings, Ltd.	1,436	116,689
StanCorp Financial Group, Inc.	81,293	2,981,014
Validus Holdings, Ltd.	74,489	2,575,830

		33,311,552

Internet & Catalog Retail 1.0%
Expedia, Inc.	33,781	2,075,843
Liberty Interactive Corp. Class A (a)	158,227	3,113,907

		5,189,750

Internet Software & Services 1.9%
Akamai Technologies, Inc. (a)	68,751	2,812,604
AOL, Inc. (a)	51,812	1,534,153
Equinix, Inc. (a)	707	145,783
IAC / InterActiveCorp	40,246	1,903,636
VeriSign, Inc. (a)	88,893	3,450,826

		9,847,002

IT Services 4.1%
Alliance Data Systems Corp. (a)	14,032	2,031,272
Booz Allen Hamilton Holding Corp.	85,918	1,195,978
Broadridge Financial Solutions, Inc.	74,511	1,704,812
Computer Sciences Corp.	55,333	2,216,087
CoreLogic, Inc. (a)	117,870	3,173,060
Fidelity National Information Services, Inc.	2,412	83,962
Gartner, Inc. (a)	14,239	655,279

	Shares	Value

IT Services (continued)
Global Payments, Inc.	41,100	$1,861,830
Lender Processing Services, Inc.	95,513	2,351,530
NeuStar, Inc. Class A (a)	66,904	2,805,285
Total System Services, Inc.	33,231	711,808
Western Union Co. (The)	156,775	2,133,708

		20,924,611

Life Sciences Tools & Services 0.7%
Agilent Technologies, Inc.	86,462	3,539,754
Charles River Laboratories International, Inc. (a)	527	19,747
Covance, Inc. (a)	5,058	292,201

		3,851,702

Machinery 2.5%
Gardner Denver, Inc.	10,642	728,977
♦ Ingersoll-Rand PLC	84,428	4,049,167
Oshkosh Corp. (a)	107,899	3,199,205
Terex Corp. (a)	89,478	2,515,227
Toro Co. (The)	57,124	2,455,190
WABCO Holdings, Inc. (a)	1,860	121,253

		13,069,019

Media 4.8%
Cablevision Systems Corp. Class A	212,211	3,170,432
Charter Communications, Inc. Class A (a)	41,911	3,195,295
Cinemark Holdings, Inc.	119,527	3,105,311
DISH Network Corp. Class A	54,964	2,000,690
Gannett Co., Inc.	185,663	3,343,791
Liberty Global, Inc. Class A (a)	15,796	994,990
Omnicom Group, Inc.	19,734	985,911
Regal Entertainment Group Class A	198,350	2,766,982
♦Virgin Media, Inc.	113,239	4,161,533
Washington Post Co. Class B	2,437	890,017

		24,614,952

Metals & Mining 0.0%‡
United States Steel Corp.	140	3,342

Multi-Utilities 0.5%
Ameren Corp.	2,737	84,080
CenterPoint Energy, Inc.	36,047	693,905
DTE Energy Co.	27,320	1,640,566

		2,418,551

Multiline Retail 1.7%
Dillard’s, Inc. Class A	36,434	3,052,076
Kohl’s Corp.	75,324	3,237,426
Macy’s, Inc.	63,495	2,477,575

		8,767,077

Oil, Gas & Consumable Fuels 4.7%
EXCO Resources, Inc.	261,780	1,772,251
HollyFrontier Corp.	86,923	4,046,266

M-342	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
♦Marathon Petroleum Corp.	87,475	$5,510,925
♦Murphy Oil Corp.	68,856	4,100,375
Tesoro Corp.	84,332	3,714,824
♦Valero Energy Corp.	152,893	5,216,709
WPX Energy, Inc. (a)	5,517	82,093

		24,443,443

Paper & Forest Products 0.9%
Domtar Corp.	31,981	2,671,053
International Paper Co.	43,605	1,737,223

		4,408,276

Personal Products 0.5%
Nu Skin Enterprises, Inc. Class A	71,738	2,657,893

Pharmaceuticals 1.7%
Forest Laboratories, Inc. (a)	101,435	3,582,684
Salix Pharmaceuticals, Ltd. (a)	36,050	1,459,304
Warner Chilcott PLC Class A	235,478	2,835,155
Watson Pharmaceuticals, Inc. (a)	7,515	646,290

		8,523,433

Professional Services 0.8%
Equifax, Inc.	11,010	595,861
Robert Half International, Inc.	112,638	3,584,141

		4,180,002

Real Estate Investment Trusts 5.6%
Annaly Capital Management, Inc.	1,216	17,073
Boston Properties, Inc.	8,343	882,773
CBL & Associates Properties, Inc.	138,581	2,939,303
Chimera Investment Corp.	975	2,545
Digital Realty Trust, Inc.	2,799	190,024
Essex Property Trust, Inc.	884	129,639
Extra Space Storage, Inc.	11,943	434,606
General Growth Properties, Inc.	123,316	2,447,822
HCP, Inc.	85,043	3,842,243
Health Care REIT, Inc.	47,319	2,900,181
Hospitality Properties Trust	134,066	3,139,826
Host Hotels & Resorts, Inc.	66,796	1,046,693
Kimco Realty Corp.	8,310	160,549
Plum Creek Timber Co., Inc.	30,212	1,340,506
Tanger Factory Outlet Centers, Inc.	79,015	2,702,313
Taubman Centers, Inc.	5,317	418,554
♦Ventas, Inc.	77,250	4,999,620
Weyerhaeuser Co.	44,363	1,234,179

		28,828,449

Real Estate Management & Development 0.0%‡
Alexander & Baldwin, Inc. (a)	1,890	55,509

	Shares	Value

Road & Rail 0.3%
Hertz Global Holdings, Inc. (a)	98,336	$1,599,927

Semiconductors & Semiconductor Equipment 1.0%
Applied Materials, Inc.	6,735	77,048
Lam Research Corp. (a)	47,250	1,707,143
Micron Technology, Inc. (a)	455,608	2,893,111
NVIDIA Corp.	57,691	709,022

		5,386,324

Software 4.5%
Activision Blizzard, Inc.	290,568	3,085,832
Autodesk, Inc. (a)	12,698	448,874
BMC Software, Inc. (a)	86,477	3,429,678
CA, Inc.	65,144	1,431,865
Cadence Design Systems, Inc. (a)	244,764	3,306,762
Electronic Arts, Inc. (a)	36,343	528,064
Intuit, Inc.	14,839	882,920
Rovi Corp. (a)	172,418	2,660,410
♦Symantec Corp. (a)	235,453	4,428,871
Synopsys, Inc. (a)	87,413	2,783,230
Zynga, Inc. Class A (a)	175,728	416,475

		23,402,981

Specialty Retail 5.9%
Abercrombie & Fitch Co. Class A	34,667	1,662,976
Advance Auto Parts, Inc.	23,076	1,669,549
American Eagle Outfitters, Inc.	138,782	2,846,419
Ascena Retail Group, Inc. (a)	78,201	1,445,936
Bed Bath & Beyond, Inc. (a)	19,122	1,069,111
Best Buy Co., Inc.	64,195	760,711
Chico’s FAS, Inc.	170,626	3,149,756
Foot Locker, Inc.	102,067	3,278,392
GameStop Corp. Class A	69,355	1,740,117
Gap, Inc. (The)	78,116	2,424,721
O’Reilly Automotive, Inc. (a)	44,684	3,995,643
PetSmart, Inc.	53,060	3,626,120
Ross Stores, Inc.	44,536	2,411,624
Sears Hometown and Outlet Stores, Inc. (a)	10,162	330,875

		30,411,950

Textiles, Apparel & Luxury Goods 1.2%
Carter’s, Inc. (a)	57,150	3,180,397
Hanesbrands, Inc. (a)	81,869	2,932,548
PVH Corp.	2,198	244,000

		6,356,945

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	32,610	265,119

Tobacco 0.2%
Lorillard, Inc.	9,981	1,164,483

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-343

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Trading Companies & Distributors 0.4%
W.W. Grainger, Inc.	2,844	$575,540
WESCO International, Inc. (a)	23,536	1,587,033

		2,162,573

Wireless Telecommunication Services 1.5%
Clearwire Corp. Class A (a)	9,168	26,496
Crown Castle International Corp. (a)	5,163	372,562
MetroPCS Communications, Inc. (a)	170,552	1,695,287
Sprint Nextel Corp. (a)	541,044	3,067,719
Telephone & Data Systems, Inc.	104,178	2,306,501
United States Cellular Corp. (a)	14,396	507,315

		7,975,880

Total Common Stocks (Cost $442,806,743)		511,377,720

Exchange Traded Funds 0.7% (b)
S&P 500 Index—SPDR Trust Series 1	12,072	1,720,501
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	9,231	1,714,289

Total Exchange Traded Funds (Cost $3,271,612)		3,434,790

Warrants 0.0% ‡
Oil, Gas & Consumable Fuels 0.0%‡
Kinder Morgan, Inc. Strike Price $40.00 Expires 2/15/17 (a)	51,583	194,984

Total Warrants (Cost $99,080)		194,984

	Principal Amount	Value

Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $277,820 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $285,000 and a Market Value of $286,332)	$277,820	$277,820

Total Short-Term Investment (Cost $277,820)		277,820

Total Investments (Cost $446,455,255) (c)	100.1%	515,285,314
Other Assets, Less Liabilities	(0.1)	(554,510)
Net Assets	100.0%	$514,730,804

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2012, cost is $451,764,339 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$69,427,868
Gross unrealized depreciation	(5,906,893)

Net unrealized appreciation	$63,520,975

The following abbreviation is used in the above portfolio:

SPDR —Standard & Poor’s Depositary Receipt

M-344	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$511,377,720	$—	$—	$511,377,720
Exchange Traded Funds	3,434,790	—	—	3,434,790
Warrants	194,984	—	—	194,984
Short-Term Investment
Repurchase Agreement	—	277,820	—	277,820

Total Investments in Securities	$515,007,494	$277,820	$—	$515,285,314

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-345

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $446,455,255)	$515,285,314
Receivables:
Investment securities sold	29,402,404
Dividends and interest	380,389
Fund shares sold	150,110
Other assets	394

Total assets	545,218,611

Liabilities
Payables:
Investment securities purchased	29,664,795
Manager (See Note 3)	368,908
Fund shares redeemed	311,641
NYLIFE Distributors (See Note 3)	59,708
Shareholder communication	41,698
Professional fees	33,612
Custodian	6,712
Trustees	733

Total liabilities	30,487,807

Net assets	$514,730,804

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,265
Additional paid-in capital	400,029,300

400,071,565
Undistributed net investment income	6,790,770
Accumulated net realized gain (loss) on investments	39,038,410
Net unrealized appreciation (depreciation) on investments	68,830,059

Net assets	$514,730,804

Initial Class
Net assets applicable to outstanding shares	$231,959,017

Shares of beneficial interest outstanding	18,961,592

Net asset value per share outstanding	$12.23

Service Class
Net assets applicable to outstanding shares	$282,771,787

Shares of beneficial interest outstanding	23,303,837

Net asset value per share outstanding	$12.13

M-346	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends	$12,559,942
Interest	3,188

Total income	12,563,130

Expenses
Manager (See Note 3)	4,675,525
Distribution and service—Service Class (See Note 3)	702,698
Shareholder communication	86,136
Professional fees	60,233
Custodian	37,788
Trustees	14,835
Miscellaneous	19,386

Total expenses	5,596,601

Net investment income (loss)	6,966,529

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	47,420,938
Net change in unrealized appreciation (depreciation) on investments	34,681,767

Net realized and unrealized gain (loss) on investments	82,102,705

Net increase (decrease) in net assets resulting from operations	$89,069,234

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-347

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,966,529	$3,268,276
Net realized gain (loss) on investments	47,420,938	82,719,835
Net change in unrealized appreciation (depreciation) on investments	34,681,767	(94,874,899)

Net increase (decrease) in net assets resulting from operations	89,069,234	(8,886,788)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,800,386)	(2,663,540)
Service Class	(1,444,408)	(1,833,872)

	(3,244,794)	(4,497,412)

From net realized gain on investments:
Initial Class	(18,994,762)	—
Service Class	(22,948,043)	—

	(41,942,805)	—

Total dividends and distributions to shareholders	(45,187,599)	(4,497,412)

Capital share transactions:
Net proceeds from sale of shares	50,029,189	79,742,025
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	45,187,599	4,497,412
Cost of shares redeemed	(187,346,420)	(225,381,856)

Increase (decrease) in net assets derived from capital share transactions	(92,129,632)	(141,142,419)

Net increase (decrease) in net assets	(48,247,997)	(154,526,619)

Net Assets
Beginning of year	562,978,801	717,505,420

End of year	$514,730,804	$562,978,801

Undistributed net investment income at end of year	$6,790,770	$3,280,048

M-348	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.40	$11.87	$9.63	$7.07	$14.86

Net investment income (loss)	0.17 (a)	0.08 (a)	0.10	0.07 (a)	0.06
Net realized and unrealized gain (loss) on investments	1.80	(0.44)	2.18	2.54	(6.29)

Total from investment operations	1.97	(0.36)	2.28	2.61	(6.23)

Less dividends and distributions:
From net investment income	(0.10)	(0.11)	(0.04)	(0.05)	(0.04)
From net realized gain on investments	(1.04)	—	—	—	(1.52)

Total dividends and distributions	(1.14)	(0.11)	(0.04)	(0.05)	(1.56)

Net asset value at end of year	$12.23	$11.40	$11.87	$9.63	$7.07

Total investment return	17.52%	(2.99%)	23.64%	36.93%	(42.24%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%	0.63%	0.86%	0.84%	0.54%
Net expenses	0.89%	0.90%	0.90%	0.94%	0.93%
Portfolio turnover rate	186%	161%	169%	192%	173%
Net assets at end of year (in 000’s)	$231,959	$295,511	$417,904	$348,595	$108,882

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.31	$11.78	$9.57	$7.02	$14.75

Net investment income (loss)	0.15 (a)	0.05 (a)	0.07	0.05 (a)	0.03
Net realized and unrealized gain (loss) on investments	1.78	(0.44)	2.17	2.52	(6.24)

Total from investment operations	1.93	(0.39)	2.24	2.57	(6.21)

Less dividends and distributions:
From net investment income	(0.07)	(0.08)	(0.03)	(0.02)	(0.00)‡
From net realized gain on investments	(1.04)	—	—	—	(1.52)

Total dividends and distributions	(1.11)	(0.08)	(0.03)	(0.02)	(1.52)

Net asset value at end of year	$12.13	$11.31	$11.78	$9.57	$7.02

Total investment return	17.22%	(3.23%)	23.33%	36.58%	(42.38%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	0.39%	0.61%	0.61%	0.29%
Net expenses	1.14%	1.15%	1.15%	1.19%	1.18%
Portfolio turnover rate	186%	161%	169%	192%	173%
Net assets at end of year (in 000’s)	$282,772	$267,468	$299,601	$256,533	$91,805

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-349

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2012

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	12.61%	3.62%	5.31%	0.95%
Service Class Shares	12.33	3.37	5.06	1.20

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	16.00%	1.66%	3.93%
MSCI EAFE® Index[3]	17.32	–3.69	1.65
Barclays U.S. Aggregate Bond Index[3]	4.22	5.95	5.99
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	11.20	2.78	3.51

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-350	MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,064.00	$0.16	$1,025.00	$0.15

Service Class Shares	$1,000.00	$1,062.70	$1.45	$1,023.70	$1.42

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	M-351

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-356 for specific holdings within these categories.

M-352	MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its peers and its benchmarks during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Moderate Allocation Portfolio returned 12.61% for Initial Class shares and 12.33% for Service Class shares. Over the same period, both share classes outperformed the 11.20% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio and underperformed the 16.00% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. For the 12 months ended December 31, 2012, both share classes underperformed the 17.32% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio. Over the same period, both share classes outperformed the 4.22% return of the Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds” that invests primarily in other MainStay Portfolios and other Funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s significant allocation to Underlying Portfolios/Funds that invest in fixed-income securities—accounted for many of the challenges the Portfolio experienced in terms of relative performance.

Our effort to manage the risk posture of the Portfolio by adjusting its mix of stocks and bonds contributed positively to the Portfolio’s relative performance. Within the allocation ranges outlined in the Prospectus, the Portfolio at times adopted a small bias in favor of Underlying Portfolios/Funds that invest in stocks over Underlying Portfolios/Funds that invest in bonds. This bias was used early in the reporting period, early in the summer and near year-end, and the bias was beneficial each time. Persistent exposure to lower-quality bonds and loans also boosted returns, although efforts to lower the Portfolio’s sensitivity to interest rates by investing in Underlying Portfolios/Funds that held shorter-maturity instruments detracted slightly, as interest rates fell to levels we did not anticipate.

Among the Underlying Portfolios/Funds in which the Portfolio invested, results were mixed. Several fared quite well relative to their respective peers and benchmarks. Among these were MainStay VP Flexible Bond Opportunities Portfolio and MainStay 130/30 International Fund. Other substantial holdings experienced challenges. Among these were MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund and MainStay VP High Yield Corporate Bond Portfolio. While asset-class positioning generally added to the Portfolio’s returns, some returns among the Underlying Portfolios/Funds detracted moderately from the Portfolio’s relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio’s blend of stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. In the equity portion of the Portfolio, we placed a mild emphasis on two themes. First, we viewed Underlying Portfolios/Funds that invest in large-capitalization stocks favorably in relation to Underlying Portfolios/Funds that

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-353

invest in small-cap stocks. We adopted this positioning because we believed that large-cap stocks were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Portfolios/Funds that invest in U.S. stocks over Underlying Portfolios/Funds that invest in stocks of other developed markets. Both of these positioning strategies contributed positively to the Portfolio’s returns during the first half of the year but surrendered their gains in the second half. The result was relatively neutral for the year as a whole.

The fixed-income portion of the Portfolio had a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Portfolio heavily toward Underlying Portfolios/Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accumulating cash and controlling operating costs. In our opinion, if corporate default rates remain low for the next few years, investors are likely to find the yields available on corporate bonds attractive relative to the yields available on U.S. Treasury instruments. The Portfolio’s credit exposure had a positive influence on relative results, but interest rates have not yet moved in the direction we anticipated.

How did the Portfolio’s allocations change over the course of the reporting period?

In the equity portion of the Portfolio, the primary allocation changes came as several new options were introduced to the pool of eligible investments. We established new positions in MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio, with funding coming from a variety of sources, including selling shares of MainStay ICAP Equity Fund and MainStay Epoch U.S. All Cap Fund. We also materially increased the Portfolio’s holdings of MainStay VP S&P 500® Index Portfolio and MainStay VP Large Cap Growth Portfolio.

As of December 31, 2012, the Portfolio was in the process of exiting positions in certain Underlying Portfolios/Funds that occupy specialized segments of the investable universe. Among these were MainStay Epoch International Small Cap Fund and MainStay VP

Convertible Portfolio. In our opinion, the risk-adjusted return potential of these Underlying Portfolios/Funds has become less compelling than it was in previous periods.

In the fixed-income portion of the Portfolio, we emphasized two general themes. First, we sought to reduce exposure to the lowest-quality credits. This led us to cut the Portfolio’s holdings of MainStay VP Flexible Bond Opportunities Portfolio in half while shifting some of the proceeds into the MainStay VP Bond Portfolio. While we believed that government bonds represented a very poor value proposition, we were also wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we believed that emphasizing the middle of the quality spectrum would be a prudent strategy. Second, we shortened the Portfolio’s duration in an effort to reduce the Portfolio’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Portfolio’s position in MainStay VP Floating Rate Portfolio. With the same goal in mind, we also established a position in the new MainStay Short Duration High Yield Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, MainStay 130/30 International Fund had the highest return for 2012, followed by MainStay VP International Equity Portfolio and MainStay Epoch International Small Cap Fund. Although all Underlying Equity Portfolios/Funds in which the Portfolio invested generated positive returns for the reporting period, the lowest total returns came from MainStay Epoch U.S. All Cap Fund and MainStay VP U.S. Small Cap Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s equity performance came from MainStay 130/30 Core Fund and MainStay MAP Fund. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay VP Eagle Small Cap Growth Portfolio and MainStay

M-354	MainStay VP Moderate Allocation Portfolio

Marketfield Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Portfolios/Funds.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets during 2012. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “Operation Twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.4 These moves proved detrimental to relative performance to the extent that the Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads5 that benefited the Portfolio on a larger scale.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Over the course of 2012, high-yield debt generally provided strong results. Over the same period, cash and short-duration bonds issued by the governments of developed nations provided comparatively weak returns.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

The largest contribution to the Portfolio’s fixed-income performance came from MainStay VP Flexible Bond Opportunities Portfolio, followed by MainStay VP Bond Portfolio. While all of the Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested provided positive total returns for 2012, the smallest contributions came from MainStay VP Cash Management Portfolio followed by a small position in MainStay VP Convertibles Portfolio.

4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” usually refers to the yield spread between credit securities and comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-355

Portfolio of Investments December 31, 2012

	Shares	Value
Affiliated Investment Companies 99.9%†
Equity Funds 63.8%
MainStay 130/30 Core Fund Class I (a)	10,934,776	$85,728,646
MainStay 130/30 International Fund Class I (a)	3,491,101	24,751,908
MainStay Epoch Global Choice Fund Class I (a)	1,168,266	19,813,787
MainStay Epoch International Small Cap Fund Class I	42,775	789,207
MainStay Epoch U.S. All Cap Fund Class I (a)	1,224,234	27,165,758
MainStay ICAP Equity Fund Class I	804,713	32,558,695
MainStay ICAP International Fund Class I	605,850	18,236,092
MainStay MAP Fund Class I (a)	3,071,773	108,556,452
MainStay Marketfield Fund Class I	214,523	3,398,048
MainStay VP Common Stock Portfolio Initial Class	28,764	529,267
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)(b)	2,176,623	22,023,310
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	165,166	1,650,833
MainStay VP ICAP Select Equity Portfolio Initial Class	353,197	4,859,034
MainStay VP International Equity Portfolio Initial Class	652,011	7,913,447
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	6,011,151	101,447,882
MainStay VP Mid Cap Core Portfolio Initial Class	84,404	1,032,528
MainStay VP S&P 500 Index Portfolio Initial Class	1,021,820	29,563,263
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)(b)	4,817,842	51,971,627
MainStay VP U.S. Small Cap Portfolio Initial Class	297,302	2,991,564

Total Equity Funds (Cost $515,951,848)		544,981,348

Fixed Income Funds 36.1%
MainStay High Yield Opportunities Fund Class I	186,002	2,256,209
MainStay Intermediate Term Bond Fund Class I	2,887,487	32,022,227
Mainstay Short Duration High Yield Fund Class I (a)	184,028	1,831,080
MainStay VP Bond Portfolio Initial Class (a)	8,470,570	125,188,570
MainStay VP Cash Management Portfolio Initial Class	11,664,910	11,664,642
MainStay VP Convertible Portfolio Initial Class	236,445	2,765,428

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	4,184,287	$43,166,369
MainStay VP Floating Rate Portfolio Initial Class (a)	7,877,637	73,405,295
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,605,467	16,359,506

Total Fixed Income Funds (Cost $306,272,281)		308,659,326

Total Investments (Cost $822,224,129) (c)	99.9%	853,640,674
Other Assets, Less Liabilities	0.1	1,215,602
Net Assets	100.0%	$854,856,276

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2012, cost is $824,877,874 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$33,016,477
Gross unrealized depreciation	(4,253,677)

Net unrealized appreciation	$28,762,800

M-356	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$544,981,348	$—	$—	$544,981,348
Fixed Income Funds	308,659,326	—	—	308,659,326

Total Investments	$853,640,674	$—	$—	$853,640,674

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-357

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $822,224,129)	$853,640,674
Receivables:
Fund shares sold	1,878,122
Investment securities sold	1,047,569
Other assets	3,431

Total assets	856,569,796

Liabilities
Payables:
Investment securities purchased	1,312,454
NYLIFE Distributors (See Note 3)	172,816
Fund shares redeemed	133,548
Shareholder communication	67,496
Professional fees	25,316
Trustees	1,208
Custodian	682

Total liabilities	1,713,520

Net assets	$854,856,276

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$76,952
Additional paid-in capital	820,252,783

820,329,735
Undistributed net investment income	18,705,759
Accumulated net realized gain (loss) on investments	(15,595,763)
Net unrealized appreciation (depreciation) on investments	31,416,545

Net assets	$854,856,276

Initial Class
Net assets applicable to outstanding shares	$29,575,016

Shares of beneficial interest outstanding	2,649,468

Net asset value per share outstanding	$11.16

Service Class
Net assets applicable to outstanding shares	$825,281,260

Shares of beneficial interest outstanding	74,302,324

Net asset value per share outstanding	$11.11

M-358	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$15,078,094

Expenses
Distribution and service—Service Class (See Note 3)	1,887,568
Shareholder communication	133,518
Professional fees	56,046
Trustees	20,699
Custodian	4,040
Miscellaneous	21,853

Total expenses	2,123,724

Net investment income (loss)	12,954,370

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	28,100,182
Realized capital gain distributions from affiliated investment companies	13,015,793

Net realized gain (loss) on investments from affiliated investment companies	41,115,975

Net change in unrealized appreciation (depreciation) on investments	33,840,572

Net realized and unrealized gain (loss) on investments	74,956,547

Net increase (decrease) in net assets resulting from operations	$87,910,917

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-359

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,954,370	$10,918,637
Net realized gain (loss) on investments from affiliated investment companies transactions	41,115,975	51,559,978
Net change in unrealized appreciation (depreciation) on investments	33,840,572	(60,032,859)

Net increase (decrease) in net assets resulting from operations	87,910,917	2,445,756

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(490,591)	(445,091)
Service Class	(11,865,785)	(10,398,828)

	(12,356,376)	(10,843,919)

From net realized gain on investments:
Initial Class	(1,845,798)	(55,994)
Service Class	(50,502,457)	(1,456,834)

	(52,348,255)	(1,512,828)

Total dividends and distributions to shareholders	(64,704,631)	(12,356,747)

Capital share transactions:
Net proceeds from sale of shares	176,450,578	176,516,241
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	64,704,631	12,356,747
Cost of shares redeemed	(81,394,039)	(103,788,006)

Increase (decrease) in net assets derived from capital share transactions	159,761,170	85,084,982

Net increase (decrease) in net assets	182,967,456	75,173,991

Net Assets
Beginning of year	671,888,820	596,714,829

End of year	$854,856,276	$671,888,820

Undistributed net investment income at end of year	$18,705,759	$12,356,371

M-360	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.76	$10.90	$9.85	$8.30	$11.32

Net investment income (loss)	0.21 (a)	0.21 (a)	0.21 (a)	0.20	0.21
Net realized and unrealized gain (loss) on investments	1.14	(0.12)	1.07	1.80	(3.06)

Total from investment operations	1.35	0.09	1.28	2.00	(2.85)

Less dividends and distributions:
From net investment income	(0.20)	(0.20)	(0.23)	(0.26)	(0.04)
From net realized gain on investments	(0.75)	(0.03)	—	(0.19)	(0.13)

Total dividends and distributions	(0.95)	(0.23)	(0.23)	(0.45)	(0.17)

Net asset value at end of year	$11.16	$10.76	$10.90	$9.85	$8.30

Total investment return	12.61%	0.94%	13.09%	24.22%	(25.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	1.88%	2.10%	3.00%	2.56%
Net expenses (b)	0.03%	0.04%	0.05%	0.05%	0.06%
Portfolio turnover rate	55%	63%	37%	40%	46%
Net assets at end of year (in 000’s)	$29,575	$23,369	$24,136	$19,224	$12,681

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.71	$10.86	$9.82	$8.28	$11.30

Net investment income (loss)	0.19 (a)	0.18 (a)	0.19 (a)	0.19	0.19
Net realized and unrealized gain (loss) on investments	1.14	(0.12)	1.06	1.78	(3.06)

Total from investment operations	1.33	0.06	1.25	1.97	(2.87)

Less dividends and distributions:
From net investment income	(0.18)	(0.18)	(0.21)	(0.24)	(0.02)
From net realized gain on investments	(0.75)	(0.03)	—	(0.19)	(0.13)

Total dividends and distributions	(0.93)	(0.21)	(0.21)	(0.43)	(0.15)

Net asset value at end of year	$11.11	$10.71	$10.86	$9.82	$8.28

Total investment return	12.33%	0.69%	12.81%	23.99%	(25.38%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	1.68%	1.89%	2.76%	2.21%
Net expenses (b)	0.28%	0.29%	0.30%	0.30%	0.31%
Portfolio turnover rate	55%	63%	37%	40%	46%
Net assets at end of year (in 000’s)	$825,281	$648,520	$572,578	$421,477	$287,680

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-361

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2012

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	14.66%	2.34%	4.73%	1.03%
Service Class Shares	14.37	2.09	4.47	1.28

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	16.00%	1.66%	3.93%
MSCI EAFE® Index[3]	17.32	–3.69	1.65
Barclays U.S. Aggregate Bond Index[3]	4.22	5.95	5.99
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	13.50	1.93	3.23

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-362	MainStay VP Moderate Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,078.10	$0.16	$1,025.00	$0.15

Service Class Shares	$1,000.00	$1,076.80	$1.46	$1,023.70	$1.42

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	M-363

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-368 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-364	MainStay VP Moderate Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its peers and its benchmarks during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP Moderate Growth Allocation Portfolio returned 14.66% for Initial Class shares and 14.37% for Service Class shares. Over the same period, both share classes outperformed the 13.50% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio and underperformed the 16.00% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. For the 12 months ended December 31, 2012, both share classes underperformed the 17.32% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio. Over the same period, both share classes outperformed the 4.22% return of the Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds” that invests primarily in other MainStay Portfolios and other Funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s significant allocation to Underlying Portfolios/Funds that invest in fixed-income securities—accounted for many of the challenges the Portfolio experienced in terms of relative performance.

Our effort to manage the risk posture of the Portfolio by adjusting its mix of stocks and bonds contributed positively to the Portfolio’s relative performance. Within the allocation ranges outlined in the Prospectus, the Portfolio at times adopted a small bias in favor of Underlying Portfolios/Funds that invest in stocks over Underlying Portfolios/Funds that invest in bonds. This bias was used early in the reporting period, early in the summer and near year-end, and the bias was beneficial each time. Persistent exposure to lower-quality bonds and loans also boosted returns, although efforts to lower the Portfolio’s sensitivity to interest rates by investing in Underlying Portfolios/Funds that held shorter-maturity instruments detracted slightly, as interest rates fell to levels we did not anticipate.

Among the Underlying Portfolios/Funds in which the Portfolio invested, results were mixed. Several fared quite well relative to their respective peers and benchmarks. Among these were MainStay VP Flexible Bond Opportunities Portfolio and MainStay 130/30 International Fund. Other substantial holdings experienced challenges. Among these were MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund and MainStay VP High Yield Corporate Bond Portfolio. While asset-class positioning generally added to the Portfolio’s returns, some returns among the Underlying Portfolios/Funds detracted from the Portfolio’s relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio’s blend of stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. In the equity portion of the Portfolio, we placed a mild emphasis on two themes. First, we viewed Underlying Portfolios/Funds that invest in large-capitalization stocks favorably in relation to Underlying Portfolios/Funds that

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-365

invest in small-cap stocks. We adopted this positioning because we believed that large-cap stocks were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Portfolios/Funds that invest in U.S. stocks over Underlying Portfolios/Funds that invest in stocks of other developed markets. Both of these positioning strategies contributed positively to the Portfolio’s returns during the first half of the year, but surrendered their gains in the second half. The result was relatively neutral for the year as a whole.

The fixed-income portion of the Portfolio had a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Portfolio heavily toward Underlying Portfolios/Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accumulating cash and controlling operating costs. In our opinion, if corporate default rates remain low for the next few years, investors are likely to find the yields available on corporate bonds attractive relative to the yields available on U.S. Treasury instruments. The Portfolio’s credit exposure had a positive influence on relative results, but interest rates have not yet moved in the direction we anticipated.

How did the Portfolio’s allocations change over the course of the reporting period?

In the equity portion of the Portfolio, the primary allocation changes came as several new options were introduced to the pool of eligible investments. We established new positions in MainStay VP T. Rowe Price Equity Income Portfolio, MainStay VP Eagle Small Cap Growth Portfolio and MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio, with funding coming from a variety of sources, including selling shares of MainStay VP Mid Cap Core Portfolio, MainStay ICAP Equity Fund and MainStay Epoch U.S. All Cap Fund. We also materially increased the Portfolio’s holdings of MainStay VP S&P 500® Index Portfolio and MainStay VP Large Cap Growth Portfolio.

As of December 31, 2012, the Portfolio was in the process of exiting positions in certain Underlying Portfolios/Funds that occupy specialized segments of the investable universe. Among these were MainStay Epoch International Small Cap Fund and MainStay VP Convertible Portfolio. In our opinion, the risk-adjusted return potential of these Underlying Portfolios/Funds has become less compelling than it was in previous periods.

In the fixed-income portion of the Portfolio, we emphasized two general themes. First, we sought to reduce exposure to the lowest-quality credits. This led us to cut the Portfolio’s holdings of MainStay VP Flexible Bond Opportunities Portfolio in half while shifting some of the proceeds into MainStay Intermediate Term Bond Fund. While we believed that government bonds represented a very poor value proposition, we were also wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we believed that emphasizing the middle of the quality spectrum would be a prudent strategy. Second, we shortened the Portfolio’s duration in an effort to reduce the Portfolio’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Portfolio’s position in MainStay VP Floating Rate Portfolio. With the same goal in mind, we also established a position in the new MainStay Short Duration High Yield Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, MainStay 130/30 International Fund had the highest return for 2012, followed by MainStay VP International Equity Portfolio and MainStay Epoch International Small Cap Fund. Although all Underlying Equity Portfolios/Funds in which the Portfolio invested generated positive returns for the reporting period, the lowest total returns came from MainStay Epoch U.S. All Cap Fund and MainStay VP U.S. Small Cap Portfolio.

M-366	MainStay VP Moderate Growth Allocation Portfolio

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions the Portfolio’s equity performance came from large positions in MainStay MAP Fund and VP Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay VP Eagle Small Cap Growth Portfolio and MainStay Marketfield Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Portfolios/Funds.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets during 2012. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “Operation Twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.4 These moves proved detrimental to relative performance to the extent that the Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads5 that benefited the Portfolio on a larger scale.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Over the course of 2012, high-yield debt generally provided strong results. Over the same period, cash and short-duration bonds issued by the governments of developed nations provided comparatively weak returns.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

The largest contribution to the Portfolio’s fixed-income performance came from MainStay VP Flexible Bond Opportunities Portfolio, followed by MainStay Floating Rate Portfolio. While all of the Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested provided positive total returns for 2012, the smallest contributions came from MainStay VP Cash Management Portfolio followed by a small position in MainStay VP Convertibles Portfolio.

4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” usually refers to the yield spread between credit securities and comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-367

Portfolio of Investments December 31, 2012

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 83.7%
MainStay 130/30 Core Fund Class I (a)	14,760,038	$115,718,694
MainStay 130/30 International Fund Class I (a)	8,600,955	60,980,768
MainStay Epoch Global Choice Fund Class I (a)	1,661,232	28,174,497
MainStay Epoch International Small Cap Fund Class I	191,805	3,538,797
MainStay Epoch U.S. All Cap Fund Class I (a)	1,553,876	34,480,510
MainStay ICAP Equity Fund Class I (a)	1,081,546	43,759,340
MainStay ICAP International Fund Class I (a)	1,434,147	43,167,831
MainStay MAP Fund Class I (a)	5,115,311	180,775,077
MainStay Marketfield Fund Class I	290,180	4,596,458
MainStay VP Common Stock Portfolio Initial Class	486,889	8,958,962
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)(b)	2,770,327	28,030,472
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)(b)	2,834,108	28,326,807
MainStay VP ICAP Select Equity Portfolio Initial Class	800,254	11,009,338
MainStay VP International Equity Portfolio Initial Class (a)	1,519,843	18,446,299
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	8,837,271	149,143,214
MainStay VP Mid Cap Core Portfolio Initial Class (a)	1,656,166	20,260,043
MainStay VP S&P 500 Index Portfolio Initial Class (a)	1,389,286	40,194,781
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)(b)	8,500,215	91,694,571
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	5,128,199	51,601,894
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class (b)	686,773	6,236,359

Total Equity Funds (Cost $904,742,598)		969,094,712

Fixed Income Funds 16.3%
MainStay High Yield Opportunities Fund Class I	200,295	2,429,583
MainStay Intermediate Term Bond Fund Class I	2,165,942	24,020,299
MainStay Short Duration High Yield Fund Class I (a)	229,619	2,284,708

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Cash Management Portfolio Initial Class	7,220,549	$7,220,383
MainStay VP Convertible Portfolio Initial Class	192,359	2,249,801
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	4,395,424	45,344,517
MainStay VP Floating Rate Portfolio Initial Class (a)	9,119,831	84,980,292
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,003,202	20,412,380

Total Fixed Income Funds (Cost $184,935,905)		188,941,963

Total Investments (Cost $1,089,678,503) (c)	100.0%	1,158,036,675
Other Assets, Less Liabilities	(0.0)‡	(204,199)
Net Assets	100.0%	$1,157,832,476

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2012, cost is $1,101,919,007 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$58,615,213
Gross unrealized depreciation	(2,497,545)

Net unrealized appreciation	$56,117,668

M-368	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets. Asset Valuation Inputs
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$969,094,712	$—	$—	$969,094,712
Fixed Income Funds	188,941,963	—	—	188,941,963

Total Investments	$1,158,036,675	$—	$—	$1,158,036,675

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-369

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $1,089,678,503)	$1,158,036,675
Receivables:
Investment securities sold	1,357,212
Fund shares sold	1,022,359
Other assets	4,390

Total assets	1,160,420,636

Liabilities
Payables:
Investment securities purchased	1,663,861
Fund shares redeemed	573,842
NYLIFE Distributors (See Note 3)	232,922
Shareholder communication	88,802
Professional fees	26,308
Directors	1,628
Custodian	797

Total liabilities	2,588,160

Net assets	$1,157,832,476

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$105,083
Additional paid-in capital	1,100,983,532

1,101,088,615
Undistributed net investment income	17,312,764
Accumulated net realized gain (loss) on investments	(28,927,075)
Net unrealized appreciation (depreciation) on investments	68,358,172

Net assets	$1,157,832,476

Initial Class
Net assets applicable to outstanding shares	$44,210,090

Shares of beneficial interest outstanding	3,992,751

Net asset value per share outstanding	$11.07

Service Class
Net assets applicable to outstanding shares	$1,113,622,386

Shares of beneficial interest outstanding	101,090,100

Net asset value per share outstanding	$11.02

M-370	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$15,801,832

Expenses
Distribution and service—Service Class (See Note 3)	2,439,473
Shareholder communication	174,472
Professional fees	63,346
Directors	26,798
Custodian	5,169
Miscellaneous	26,703

Total expenses	2,735,961

Net investment income (loss)	13,065,871

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	37,531,643
Realized capital gain distributions from affiliated investment companies	13,093,846

Net realized gain (loss) on investments from affiliated investment companies	50,625,489

Net change in unrealized appreciation (depreciation) on investments	68,751,763

Net realized and unrealized gain (loss) on investments	119,377,252

Net increase (decrease) in net assets resulting from operations	$132,443,123

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-371

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,065,871	$10,807,746
Net realized gain (loss) on investments from affiliated investment companies transactions	50,625,489	39,442,434
Net change in unrealized appreciation (depreciation) on investments	68,751,763	(65,867,753)

Net increase (decrease) in net assets resulting from operations	132,443,123	(15,617,573)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(501,251)	(438,345)
Service Class	(10,462,919)	(7,776,100)

	(10,964,170)	(8,214,445)

From net realized gain on investments:
Initial Class	(1,682,660)	—
Service Class	(41,196,799)	—

	(42,879,459)	—

Total dividends and distributions to shareholders	(53,843,629)	(8,214,445)

Capital share transactions:
Net proceeds from sale of shares	246,403,101	297,522,790
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	53,843,629	8,214,445
Cost of shares redeemed	(72,905,965)	(72,098,609)

Increase (decrease) in net assets derived from capital share transactions	227,340,765	233,638,626

Net increase (decrease) in net assets	305,940,259	209,806,608

Net Assets
Beginning of year	851,892,217	642,085,609

End of year	$1,157,832,476	$851,892,217

Undistributed net investment income at end of year	$17,312,764	$10,964,104

M-372	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.16	$10.42	$9.25	$7.55	$11.51

Net investment income (loss) (a)	0.16	0.16	0.16	0.19	0.18
Net realized and unrealized gain (loss) on investments	1.32	(0.30)	1.16	1.93	(3.92)

Total from investment operations	1.48	(0.14)	1.32	2.12	(3.74)

Less dividends and distributions:
From net investment income	(0.13)	(0.12)	(0.15)	(0.24)	(0.06)
From net realized gain on investments	(0.44)	—	—	(0.18)	(0.16)

Total dividends and distributions	(0.57)	(0.12)	(0.15)	(0.42)	(0.22)

Net asset value at end of year	$11.07	$10.16	$10.42	$9.25	$7.55

Total investment return	14.66%	(1.21%)	14.33%	28.42%	(32.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.55%	1.69%	2.35%	1.83%
Net expenses (b)	0.03%	0.04%	0.05%	0.05%	0.06%
Portfolio turnover rate	52%	52%	39%	45%	43%
Net assets at end of year (in 000’s)	$44,210	$37,848	$38,098	$30,850	$21,525

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.12	$10.39	$9.23	$7.53	$11.49

Net investment income (loss) (a)	0.14	0.15	0.14	0.17	0.16
Net realized and unrealized gain (loss) on investments	1.31	(0.32)	1.15	1.93	(3.92)

Total from investment operations	1.45	(0.17)	1.29	2.10	(3.76)

Less dividends and distributions:
From net investment income	(0.11)	(0.10)	(0.13)	(0.22)	(0.04)
From net realized gain on investments	(0.44)	—	—	(0.18)	(0.16)

Total dividends and distributions	(0.55)	(0.10)	(0.13)	(0.40)	(0.20)

Net asset value at end of year	$11.02	$10.12	$10.39	$9.23	$7.53

Total investment return	14.37%	(1.46%)	14.05%	28.10%	(32.65%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	1.41%	1.52%	2.08%	1.59%
Net expenses (b)	0.28%	0.29%	0.30%	0.30%	0.31%
Portfolio turnover rate	52%	52%	39%	45%	43%
Net assets at end of year (in 000’s)	$1,113,622	$814,044	$603,988	$402,800	$293,907

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-373

MainStay VP PIMCO Real Return Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended December 31, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	5.77%	0.63%
Service Class Shares	5.60	0.88

Benchmark Performance	Since Inception (2/17/12)
Barclays U.S. TIPS Index[3]	5.45%
Average Lipper Variable Products Inflation-Protected Bond Portfolio[4]	5.68

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Inflation-Protected Bond Portfolio is representative of portfolios that, by portfolio practice, invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-374	MainStay VP PIMCO Real Return Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2012, to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,027.70	$3.16	$1,022.00	$3.15

Service Class Shares	$1,000.00	$1,026.70	$4.13	$1,021.10	$4.12

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.62% for Initial Class and 0.81% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-375

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-379 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2012 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–2.625%, due 7/15/13–7/15/22
2.	United States Treasury Inflation—Indexed Bonds, 0.75%–3.625%, due 1/15/25–2/15/42
3.	First Franklin Mortgage Loan Asset Backed Certificates, 0.55%–0.59%, due 9/25/35–11/25/35
4.	United Kingdom Gilt Inflation Linked, 0.125%–2.50%, due 7/26/16–11/22/32
5.	BCAP LLC Trust, 5.25%, due 8/26/37
6.	Italy Buoni Poliennali Del Tesoro, 2.10%–2.35%, due 9/15/16–9/15/21
7.	Australia Government Bonds, 3.00%–4.00%, due 8/20/15–9/20/25
8.	Canadian Government Bonds, 1.50%–4.25%, due 12/1/21–12/1/44
9.	Dexia Credit Local S.A., 0.793%, due 4/29/14
10.	Federal National Mortgage Association, 2.70%, due 3/28/22

M-376	MainStay VP PIMCO Real Return Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Mihir Worah of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its peers and its benchmark from February 17 through December 31, 2012?

The inception date for MainStay VP PIMCO Real Return Portfolio was February 17, 2012. From February 17 through December 31, 2012, the Portfolio returned 5.77% for Initial Class shares and 5.60% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 5.68% return of the average Lipper1 Variable Products Inflation-Protected Bond Portfolio. Both share classes outperformed the 5.45% return of the Barclays U.S. TIPS Index1 from February 17 through December 31, 2012. The Barclays U.S. TIPS Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance of the Barclays U.S. TIPS Index resulted from several strategies. Tactical positioning on the U.S. Treasury Inflation Protected Securities (TIPS) yield curve2 added to returns as real yields rose at the short end of the curve and fell at the long end. Exposure to Australian Inflation-Linked Bonds (ILBs) added to returns as real yields fell in Australia. Modest exposure to Mexico also added to returns as rates continued to fall in this emerging market. An additional contributor was selective mortgage exposure, including an allocation to non-agency mortgages amid continued investor demand.

The primary detractor from relative performance was currency positioning, including exposure to the Australian dollar, which depreciated during the reporting period.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio was underweight nominal duration in the United States relative to the Index over the reporting period. However, the Portfolio had out-of-Index duration exposure in Europe, the U.K., Canada and Australia.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the second half of 2012, favorable moves by the European Central Bank (ECB) and the Federal Reserve caused risk appetite to return to financial markets. As investors responded to the unconventional monetary policy, breakeven inflation (or the difference between nominal Treasury yields and yields on maturity-matched TIPS) widened during the quarter. The widening of breakeven inflation was the market’s expression of longer-term inflationary concerns given the Federal Reserve’s new bond buying program. In response, we increased the Portfolio’s exposure to TIPS which outperformed nominal U.S. Treasury securities. The Portfolio also increased exposure to global ILBs following comments from ECB President, Mario Draghi, that the central bank would do “whatever it takes” to support the euro and the Euro zone by unveiling the ECB’s Outright Monetary Transactions (OMT).

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance, and which market segments were particularly weak?

The strongest positive contribution came from the Portfolio’s tactical positioning on the U.S. TIPS curve. (Contributions take weightings and total returns into account.) Exposure to Australian ILBs and Mexican bonds also made positive contributions to the Portfolio’s performance, as did selective mortgage exposure, including an allocation to non-agency mortgages.

The Portfolio’s currency positioning—especially Australian dollar exposure—detracted from the Portfolio’s performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

All of the Portfolio’s purchases early in the reporting period were significant in establishing the Portfolio’s initial positioning. Once the ramp-up phase was

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-377

complete, there were maintenance trades and periodic tactical positioning trades during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to U.S. TIPS but remained underweight relative to the Index. The Portfolio also increased its exposure to bonds of non-U.S. developed nations. Over the same period, the Portfolio decreased its overall exposure to the mortgage sector.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio was underweight U.S. TIPS relative to the Barclays U.S. TIPS Index. As of the same date, the Portfolio had out-of-index exposure to non-agency mortgages, non-U.S. developed market bonds and emerging-market securities.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-378	MainStay VP PIMCO Real Return Portfolio

Portfolio of Investments December 31, 2012

	Principal Amount		Value

Long-Term Bonds 111.1%† Asset-Backed Securities 2.4%
Home Equity 0.4%
HSBC Home Equity Loan Trust Series 2006-2, Class A1 0.361%, due 3/20/36 (a)(b)		$1,919,861	$1,892,787

Student Loans 2.0%
♦First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF11, Class A2D 0.549%, due 11/25/35 (a)(b)		2,401,834	2,331,128
Series 2005-FF8, Class A2D 0.589%, due 9/25/35 (a)(b)		7,776,006	7,658,013

			9,989,141

Total Asset-Backed Securities (Cost $11,128,085)			11,881,928

Foreign Government Bonds 8.0%
Australia 1.5%
♦Australia Government Bond
3.00%, due 9/20/25	A$	2,800,000	3,989,221
4.00%, due 8/20/15		1,700,000	3,198,364

			7,187,585

Canada 1.2%
♦Canadian Government Bond
1.50%, due 12/1/44	C$	1,374,152	1,825,590
4.25%, due 12/1/21		2,941,680	4,164,990

			5,990,580

Italy 1.7%
♦Italy Buoni Poliennali Del Tesoro
2.10%, due 9/15/16		€2,864,673	3,829,665
2.10%, due 9/15/17		1,554,998	2,067,503
2.10%, due 9/15/21		1,717,984	2,144,521
2.35%, due 9/15/19		329,133	430,699

			8,472,388

Mexico 1.1%
Mexican Udibonos 2.00%, due 6/9/22	M$	62,395,187	5,064,546

Spain 0.5%
Instituto de Credito Oficial Series Reg S 1.934%, due 3/25/14 (a)		€2,000,000	2,556,309

	Principal Amount	Value

United Kingdom 2.0%
♦United Kingdom Gilt Inflation Linked
0.125%, due 3/22/24	£2,127,153	$3,760,328
1.25%, due 11/22/32	282,725	584,732
1.875%, due 11/22/22	1,791,000	3,741,126
Series Reg S 2.50%, due 7/26/16	300,000	1,674,873

		9,761,059

Total Foreign Government Bonds (Cost $38,036,328)		39,032,467

Mortgage-Backed Securities 2.9%
Agency Collateral (Collateralized Mortgage Obligation) 0.3%
Federal Home Loan Mortgage Corporation Strips (Collateralized Mortgage Obligation) Series 278, Class F1 0.659%, due 9/15/42 (a)	$1,391,188	1,393,736

Whole Loan Collateral (Collateralized Mortgage Obligations) 2.6%
♦BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (c)	9,537,090	9,475,099
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 21A1 3.126%, due 1/25/35 (d)	3,353,780	3,339,483

		12,814,582

Total Mortgage-Backed Securities (Cost $13,883,064)		14,208,318

U.S. Government & Federal Agencies 96.4%
Federal Home Loan Mortgage Corp. 1.0%
2.00%, due 3/14/19	2,600,000	2,607,826
2.50%, due 10/2/19	2,100,000	2,173,752

		4,781,578

♦Federal National Mortgage Association 1.1%
2.70%, due 3/28/22	5,400,000	5,426,174

Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.0%
1.366%, due 6/1/43 (a)	1,009,234	1,022,692
2.492%, due 11/1/34 (a)	1,738,972	1,871,060
4.485%, due 12/1/36 (a)	1,949,863	2,061,982

		4,955,734

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-379

Portfolio of Investments December 31, 2012 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦United States Treasury Inflation—Indexed Bonds 28.6%
0.75%, due 2/15/42 (e)	$6,545,646	$7,169,014
1.75%, due 1/15/28 (e)	27,477,250	35,568,009
2.00%, due 1/15/26 (e)	29,002,750	38,034,380
2.375%, due 1/15/25 (e)	32,647,266	44,040,639
2.375%, due 1/15/27	114,705	158,150
2.50%, due 1/15/29	5,387,050	7,683,280
3.625%, due 4/15/28	4,290,600	6,801,270

		139,454,742

♦United States Treasury Inflation—Indexed Notes 64.7%
0.125%, due 4/15/16 (e)	27,122,160	28,558,794
0.125%, due 4/15/17 (e)	13,483,008	14,438,400
0.125%, due 1/15/22 (e)	31,537,230	34,247,476
0.125%, due 7/15/22 (e)	66,237,090	71,903,474
0.50%, due 4/15/15 (e)	26,987,500	28,159,783
0.625%, due 7/15/21 (e)	4,392,966	4,993,568
1.125%, due 1/15/21 (e)	49,685,164	58,356,765
1.25%, due 4/15/14 (e)	1,849,600	1,906,823
1.25%, due 7/15/20	4,773,105	5,662,096
1.375%, due 1/15/20 (e)	25,775,061	30,553,525
1.625%, due 1/15/15 (e)	4,823,520	5,124,614
1.875%, due 7/15/13 (e)	16,924,680	17,197,066
1.875%, due 7/15/15	832,475	907,593
2.00%, due 7/15/14 (e)	9,283,704	9,796,480
2.00%, due 1/15/16 (e)	2,088,198	2,315,290
2.625%, due 7/15/17 (e)	1,777,552	2,130,007

		316,251,754

Total U.S. Government & Federal Agencies (Cost $458,014,395)		470,869,982

Yankee Bonds 1.4% (f)
Banks 1.4%
Achmea Hypotheekbank N.V. 3.20%, due 11/3/14 (c)	459,000	481,165
♦Dexia Credit Local S.A. 0.793%, due 4/29/14 (a)(c)	6,000,000	5,919,600
Eksportfinans ASA 2.375%, due 5/25/16	500,000	477,002

Total Yankee Bonds (Cost $6,695,645)		6,877,767

Total Long-Term Bonds (Cost $527,757,517)		542,870,462

Short-Term Investments 80.7%
Other Commercial Paper 2.4%
Abbey National North America LLC 0.466%, due 4/3/13 (g)	1,400,000	1,396,422
Banco Bilbao Vizcaya Argentaria S.A. 1.938%, due 10/21/13 (c)(g)	1,100,000	1,072,067

	Principal Amount	Value

Other Commercial Paper (continued)
Bank Of Nova Scotia 0.53%, due 3/27/14 (g)	$300,000	$299,822
Dexia Credit Local S.A. 1.52%, due 9/20/13 (g)	3,200,000	3,200,000
Santander Commercial Paper S.A. 1.102%, due 4/2/13 (c)(g)(h)	2,200,000	2,187,766
Standard Chartered Bank 0.563%, due 10/1/13 (c)(g)	3,600,000	3,574,065

Total Other Commercial Paper (Cost $11,730,142)		11,730,142

Repurchase Agreements 77.6%
Bank of America 0.14%, dated 12/31/12 due 1/4/13 Proceeds at Maturity $50,000,583 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $50,798,000 and a Market Value of $50,996,417)	50,000,000	50,000,000
Bank of America 0.23%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $36,700,703 (Collateralized by a United States Treasury Note with a rate of 0.13% and a maturity date of 12/31/14, with a Principal Amount of $37,524,000 and a Market Value of $37,436,044)	36,700,000	36,700,000
Bank of America 0.24%, dated 12/31/12 due 1/3/13 Proceeds at Maturity $50,001,000 (Collateralized by a United States Treasury Note with a rate of 0.63% and a maturity date of 8/31/17, with a Principal Amount of $51,063,000 and a Market Value of $51,023,120)	50,000,000	50,000,000
Barclays Capital, Inc. 0.16%, dated 12/31/12 due 1/11/13 Proceeds at Maturity $22,000,293 (Collateralized by a United States Treasury Note with a rate of 0.25% and a maturity date of 9/15/15, with a Principal Amount of $22,485,000 and a Market Value of $22,439,333)	22,000,000	22,000,000

M-380	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments (continued)
Repurchase Agreements (continued)
Barclays Capital, Inc. 0.23%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $94,501,811 (Collateralized by a United States Treasury securities with a rate of 0.13% and a maturity date of 4/15/16, with a Principal Amount of $91,513,806 and a Market Value of $96,418,396)	$94,500,000	$94,500,000
Credit Suisse Securities LLC 0.22%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $31,800,583 (Collateralized by a United States Treasury Note with a rate of 2.13% and a maturity date of 12/31/15, with a Principal Amount of $30,921,000 and a Market Value of $32,541,941)	31,800,000	31,800,000
Credit Suisse Securities LLC 0.23%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $4,100,079 (Collateralized by a United States Treasury Note with a rate of 2.13% and a maturity date of 12/31/15, with a Principal Amount of $3,987,000 and a Market Value of $4,196,007)	4,100,000	4,100,000
JPMorgan Chase Bank 0.25%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $23,600,492 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 7/31/15, with a Principal Amount of $23,086,900 and a Market Value of $23,934,628)	23,600,000	23,600,000
RBS Securities, Inc. 0.24%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $32,600,652 (Collateralized by a Federal National Mortgage Association security with a rate of 4.63% and a maturity date of 10/15/14, with a Principal Amount of $30,590,000 and a Market Value of $32,971,279)	32,600,000	32,600,000

	Principal Amount	Value

Repurchase Agreements (continued)
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $1,317,854 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $1,340,000 and a Market Value of $1,345,490)	$1,317,853	$1,317,853
UBS Securities LLC 0.25%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $32,600,679 (Collateralized by a United States Treasury Bond with a rate of 9.88% and a maturity date of 11/15/15, with a Principal Amount of $25,927,500 and a Market Value of $32,954,267)	32,600,000	32,600,000

Total Repurchase Agreement (Cost $379,217,853)		379,217,853

U.S. Government 0.7%
United States Treasury Bills
0.134%, due 10/17/13 (g)	226,000	225,760
0.144%, due 12/12/13 (g)	3,157,000	3,152,707

Total U.S. Government (Cost $3,378,370)		3,378,467

Total Short-Term Investments (Cost $394,326,365)		394,326,462

Total Investments (Cost $922,083,882) (j)	191.8%	937,196,924
Other Assets, Less Liabilities	(91.8)	(448,747,676)
Net Assets	100.0%	$488,449,248

	Contracts Long	Unrealized Appreciation (Depreciation) (i)
Futures Contracts 0.0%‡
90-Day Eurodollar March 2016	145	$36,086

Total Futures Contracts (Settlement Value $35,883,875)		$36,086

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-381

Portfolio of Investments December 31, 2012 (continued)

(a)	Floating rate—Rate shown is the rate in effect as of December 31, 2012.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of December 31, 2012 is $11,881,928, which represents 2.4% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2012.

(e)	Delayed delivery security.

(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Interest rate presented is yield to maturity.
(h)	Illiquid security. The total market value of this security as of December 31, 2012 is $2,187,766, which represents 0.5% of the Portfolio’s net assets.

(i)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2012.

(j)	As of December 31, 2012, cost is $923,367,066 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$14,285,717
Gross unrealized depreciation	(455,859)

Net unrealized appreciation	$13,829,858

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

A$—Australian Dollar

C$—Canadian Dollar

M$—Mexican Peso

As of December 31, 2012, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty		Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	2/4/13	JPMorgan Chase Bank	BRL	4,557,280	USD	2,174,171	USD	42,243

Foreign Currency Sales Contracts				Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	1/10/13	JPMorgan Chase Bank	AUD	7,029,000	USD	7,265,434	USD	(30,040)
Canadian Dollar vs. U.S. Dollar	3/21/13	JPMorgan Chase Bank	CAD	5,965,000		6,043,254		56,359
Euro vs. U.S. Dollar	3/18/13	Credit Suisse International	EUR	8,122,000		10,627,272		(100,451)
Euro vs. U.S. Dollar	3/18/13	JPMorgan Chase Bank		321,000		417,758		(6,226)
Mexican Peso vs. U.S. Dollar	4/3/13	JPMorgan Chase Bank	MXN	64,083,070		4,903,253		(12,864)
Pound Sterling vs. U.S. Dollar	3/12/13	Credit Suisse International	GBP	1,095,000		1,775,429		(2,971)
Pound Sterling vs. U.S. Dollar	3/12/13	JPMorgan Chase Bank		4,926,000		7,890,475		(109,887)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(163,837)

M-382	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium Received	Market Value
Put—OTC 5-Year	Credit Suisse	3-Month-USD-LIBOR	Pay	1.40%	3/18/2013	$(13,800,000)	$35,190	$(4,306)
Interest Rate Swap
Call—OTC 5-Year	Credit Suisse	3-Month-USD-LIBOR	Receive	0.75%	3/18/2013	$(13,800,000)	30,360	(13,965)
Interest Rate Swap
							$65,550	$(18,271)

Swap Contracts

OTC interest rate swap agreements as of December 31, 2012 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation / (Depreciation)	Value
$ 8,000,000	USD	11/16/2017	Credit Suisse	Fixed 2.32%	12-Month USD-CPI	$30,138	$30,138

Centrally cleared interest rate swap agreements as of December 31, 2012 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation / (Depreciation)	Value
$ 8,700,000	USD	12/19/2042	Credit Suisse	3-Month USD-LIBOR	Fixed 2.50%	$537,488	$537,488

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$11,881,928	$—	$11,881,928
Foreign Government Bonds	—	39,032,467	—	39,032,467
Mortgage-Backed Securities	—	14,208,318	—	14,208,318
U.S. Government & Federal Agencies	—	470,869,982	—	470,869,982
Yankee Bonds	—	6,877,767	—	6,877,767

Total Long-Term Bonds	—	542,870,462	—	542,870,462

Short-Term Investments
Other Commercial Paper	—	11,730,142	—	11,730,142
Repurchase Agreement	—	379,217,853	—	379,217,853
U.S. Government	—	3,378,467	—	3,378,467

Total Short-Term Investments	—	394,326,462	—	394,326,462

Total Investments in Securities	—	937,196,924	—	937,196,924

Other Financial Instruments
Futures Contracts Long (b)	36,086	—	—	36,086
Foreign Currency Forward Contracts (b)	—	98,602	—	98,602
Swap Contracts	—	567,626	—	567,626

Total Investments in Securities and Other Financial Instruments	$36,086	$937,863,152	$—	$937,899,238

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-383

Portfolio of Investments December 31, 2012 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(262,439)	$—	$(262,439)
Interest Rate Swaptions	—	(18,271)	—	(18,271)

Total Other Financial Instruments	$—	$(280,710)	$—	$(280,710)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-384	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $542,866,029)	$557,979,071
Repurchase agreements, at value (identified cost $379,217,853)	379,217,853
Cash denominated in foreign currencies (identified cost $88,464)	87,557
Receivables:
Investment securities sold	2,807,322
Fund shares sold	1,340,056
Interest	881,142
Variation margin on derivative instruments	127,652
Unrealized appreciation on swap contracts	30,138
Unrealized appreciation on foreign currency forward contracts	98,602
Other assets	622

Total assets	942,570,015

Liabilities
Written options, at value (premiums received $65,550)	18,271
Due to custodian	694
Payables:
Dollar roll transactions	403,246,860
Investment securities purchased	50,000,000
Manager (See Note 3)	180,371
Fund shares redeemed	150,006
Professional fees	119,880
NYLIFE Distributors (See Note 3)	99,891
Shareholder communication	35,432
Custodian	4,417
Variation margin on futures contracts	1,813
Trustees	693
Unrealized depreciation on foreign currency forward contracts	262,439

Total liabilities	454,120,767

Net assets	$488,449,248

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,178
Additional paid-in capital	467,359,265

467,405,443
Undistributed net investment income	4,320,491
Accumulated net realized gain (loss) on investments, futures transactions, written options, swap transactions and foreign currency transactions	1,350,477
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	15,542,920
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(170,083)

Net assets	$488,449,248

Initial Class
Net assets applicable to outstanding shares	$12,641,859

Shares of beneficial interest outstanding	1,193,330

Net asset value per share outstanding	$10.59

Service Class
Net assets applicable to outstanding shares	$475,807,389

Shares of beneficial interest outstanding	44,984,269

Net asset value per share outstanding	$10.58

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-385

Statement of Operations

for the period February 17, 2012 (inception date) through December 31, 2012

Investment Income (Loss)
Income
Interest	$7,316,279

Expenses
Manager (See Note 3)	1,721,953
Distribution and service—Service Class (See Note 3)	839,575
Interest expense	155,442
Professional fees	147,493
Shareholder communication	69,309
Custodian	25,560
Trustees	8,332
Miscellaneous	13,762

Total expenses before waiver/reimbursement	2,981,426

Expense waiver/reimbursement from Manager (See Note 3)	(224,297)

Net expenses	2,757,129

Net investment income (loss)	4,559,150

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,611,415
Futures transactions	(75,736)
Swap transactions	(96)
Foreign currency transactions	(423,765)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	1,111,818

Net change in unrealized appreciation (depreciation) on:
Investments	15,113,042
Futures contracts	36,086
Swap contracts	346,513
Written option contracts	47,279
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(170,083)

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency transactions	15,372,837

Net realized and unrealized gain (loss) on investments, futures transactions, written options, swap transactions and foreign currency transactions	16,484,655

Net increase (decrease) in net assets resulting from operations	$21,043,805

M-386	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through December 31, 2012

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,559,150
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	1,111,818
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options, swap contracts and foreign currency transactions	15,372,837

Net increase (decrease) in net assets resulting from operations	21,043,805

Capital share transactions:
Net proceeds from sale of shares	503,426,030
Cost of shares redeemed	(36,020,587)

Increase (decrease) in net assets derived from capital share transactions	467,405,443

Net increase (decrease) in net assets	488,449,248

Net Assets
Beginning of period	—

End of period	$488,449,248

Undistributed net investment income at end of period	$4,320,491

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-387

Statement of Cash Flows for the period ended December 31, 2012

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$21,043,805
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(2,373,946,191)
Investments sold	1,842,971,437
Purchase of short term investments, net	(394,326,365)
Amortization (accretion) of discount and premium, net	4,566,539
Increase in investment securities sold receivable	(2,807,322)
Increase in interest receivable	(881,142)
Increase in other assets	(622)
Increase in receivable for open forward foreign currency contracts	(98,602)
Increase in receivable for open swap contracts	(30,138)
Increase in premiums from written options	65,550
Increase in investment securities purchased payable	50,000,000
Increase in payable for dollar rolls	403,246,860
Increase in professional fees payable	119,880
Increase in payable for open swap contracts	214,834
Increase in custodian payable	4,417
Increase in shareholder communication payable	35,432
Increase in due to directors	693
Increase in due to manager	180,371
Increase in due to NYLIFE Distributors	99,891
Increase in payable for open forward foreign currency contracts	262,439
Decrease in variation margin on derivative instruments	(125,839)
Net change in unrealized (appreciation) depreciation on investments	(15,113,042)
Net realized gain from investments	(1,611,415)

Net cash used in operating activities	(466,128,530)

Cash flows from financing activities:
Proceeds from shares sold	502,085,974
Payment on shares redeemed	(35,870,581)
Due to custodian	694

Net cash from financing activities	466,216,087

Net increase in cash:	87,557

Cash at beginning of year	—

Cash at end of year	$87,557

M-388	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.14
Net realized and unrealized gain (loss) on investments	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	0.59

Net asset value at end of period	$10.59

Total investment return	5.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51	%††
Net expenses	0.62	%††(d)
Portfolio turnover rate	44	%(e)
Net assets at end of period (in 000’s)	$12,642

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions.
(e)	The portfolio turnover rate not including dollar rolls was 43% for the period ended December 31, 2012.

	Service Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.12
Net realized and unrealized gain (loss) on investments	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	0.58

Net asset value at end of period	$10.58

Total investment return	5.80	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32	%††
Net expenses	0.81	%††(d)
Expenses (before waiver/reimbursement)	0.87	%††(d)
Portfolio turnover rate	44	%(e)
Net assets at end of period (in 000’s)	$475,807

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions.
(e)	The portfolio turnover rate not including dollar rolls was 43% for the period ended December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-389

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	15.66%	1.45%	6.84%	0.34%
Service Class Shares[3]	15.37	1.20	6.57	0.59

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	16.00%	1.66%	7.10%
Average Lipper Variable Products S&P 500 Index Objective Portfolio[5]	15.39	1.29	6.73

1.	Performance figures reflect certain fee waivers, without which total returns may have been different. Current waivers are voluntary and may be discontinued at any time. Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 6.82% for Initial Class shares and 6.56% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products S&P 500 Index Objective Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index Objective portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-390	MainStay VP S&P 500 Index Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,057.90	$1.45	$1,023.70	$1.42

Service Class Shares	$1,000.00	$1,056.60	$2.74	$1,022.50	$2.69

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.28% for Initial Class and 0.53% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-391

Industry Composition as of December 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	4.9
Computers & Peripherals	4.6
Insurance	3.7
IT Services	3.5
Diversified Financial Services	3.3
Media	3.3
Software	3.2
Commercial Banks	2.6
Diversified Telecommunication Services	2.5
Health Care Equipment & Supplies	2.4
Chemicals	2.3
Industrial Conglomerates	2.3
Aerospace & Defense	2.2
Beverages	2.2
Food & Staples Retailing	2.2
Household Products	2.0
Internet Software & Services	2.0
Real Estate Investment Trusts	2.0
Specialty Retail	2.0
Capital Markets	1.8
Communications Equipment	1.8
Electric Utilities	1.8
Health Care Providers & Services	1.8
Machinery	1.8
Semiconductors & Semiconductor Equipment	1.8
Energy Equipment & Services	1.7
Hotels, Restaurants & Leisure	1.7
Tobacco	1.7
Food Products	1.6
Biotechnology	1.5
Multi-Utilities	1.1
Internet & Catalog Retail	1.0
Consumer Finance	0.9
Air Freight & Logistics	0.7

Metals & Mining	0.7%
Multiline Retail	0.7
Road & Rail	0.7
Electrical Equipment	0.6
Textiles, Apparel & Luxury Goods	0.6
Commercial Services & Supplies	0.5
Automobiles	0.4
Electronic Equipment & Instruments	0.4
Life Sciences Tools & Services	0.4
Auto Components	0.3
Household Durables	0.3
Wireless Telecommunication Services	0.3
Construction & Engineering	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Airlines	0.1
Construction Materials	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	7.6
Other Assets, Less Liabilities	0.2

	100.0%

See Portfolio of Investments beginning on page M-394 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2012 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	General Electric Co.

4.	Chevron Corp.

5.	International Business Machines Corp.
6.	Microsoft Corp.

7.	Johnson & Johnson

8.	AT&T, Inc.

9.	Google, Inc. Class A

10.	Procter & Gamble Co. (The)

M-392	MainStay VP S&P 500 Index Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Madison Square Investors LLC,1 the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2012?

For the 12 months ended December 31, 2012, MainStay VP S&P 500 Index Portfolio returned 15.66% for Initial Class shares and 15.37% for Service Class shares. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 15.39% return of the average Lipper2 Variable Products S&P 500 Index Objective Portfolio. Both share classes underperformed the 16.00% return of the S&P 500® Index for the 12 months ended December 31, 2012. The S&P 500® Index is the Portfolio’s broad-based securities-market index.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The MainStay VP S&P 500 Index Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. This had a positive effect on the Portfolio’s performance.

During the reporting period, which S&P 500® industries had the highest total returns, and which industries had the lowest total returns?

In 2012, the S&P 500® industries with the highest total returns were wireless telecommunication services, household durables and building products. The industries with the lowest total returns were diversified consumer services, office electronics and metals & mining.

During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

During 2012, the industries that made the greatest positive contributions to the Portfolio’s performance were diversified financial services, media, and computers & peripherals. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were electric utilities, metals & mining and semiconductors & semiconductor equipment.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns, and which individual stocks had the lowest total returns?

During 2012, the S&P 500® stocks with the highest total returns were household durables company PulteGroup, wireless telecommunication services company Sprint Nextel and household durables company Whirlpool.

Over the same period, the S&P 500® stocks with the lowest total returns were diversified consumer services company Apollo Group, food & staples retailer SUPERVALU and semiconductor company Advanced Micro Devices.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During 2012, the S&P 500® stocks that made the strongest positive contributions to the Portfolio’s performance were computers & peripherals company Apple and diversified financial services companies Bank of America and JPMorgan Chase.

Over the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s performance were computers & peripherals company Hewlett-Packard; semiconductor company Intel; and oil, gas & consumable fuels company Occidental Petroleum.

Were there any changes in the S&P 500® Index during the reporting period?

During the 12 months ended December 31, 2012, there were 18 additions to and 18 deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index included pharmaceutical company AbbVie, which was spun off from Abbott Laboratories,3 and food products company Kraft Foods Group. Significant deletions included health care providers & services company Medco Health Solutions and oil, gas & consumable fuels company El Paso.

1.	Effective on or about January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Because of the date of the corporate action, the new holding AbbVie Inc. is not reflected in the Portfolio of Investments until January 2, 2013.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-393

Portfolio of Investments December 31, 2012

	Shares	Value
Common Stocks 92.2%†
Aerospace & Defense 2.2%
Boeing Co. (The)	50,142	$3,778,701
General Dynamics Corp.	24,451	1,693,721
Honeywell International, Inc.	57,871	3,673,072
L-3 Communications Holdings, Inc.	6,952	532,662
Lockheed Martin Corp.	19,858	1,832,695
Northrop Grumman Corp.	18,228	1,231,848
Precision Castparts Corp.	10,749	2,036,076
Raytheon Co.	24,481	1,409,126
Rockwell Collins, Inc.	10,486	609,971
Textron, Inc.	20,713	513,475
United Technologies Corp.	62,292	5,108,567

		22,419,914

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	11,909	752,887
Expeditors International of Washington, Inc.	15,522	613,895
FedEx Corp.	21,531	1,974,823
United Parcel Service, Inc. Class B	52,860	3,897,368

		7,238,973

Airlines 0.1%
Southwest Airlines Co.	54,795	561,101

Auto Components 0.3%
BorgWarner, Inc. (a)	8,644	619,083
Delphi Automotive PLC (a)	21,803	833,965
Goodyear Tire & Rubber Co. (The) (a)	18,044	249,188
Johnson Controls, Inc.	50,429	1,548,170

		3,250,406

Automobiles 0.4%
Ford Motor Co.	281,236	3,642,006
Harley-Davidson, Inc.	16,805	820,756

		4,462,762

Beverages 2.2%
Beam, Inc.	11,680	713,531
Brown-Forman Corp. Class B	11,164	706,123
Coca-Cola Co. (The)	284,966	10,330,018
Coca-Cola Enterprises, Inc.	20,012	634,981
Constellation Brands, Inc. Class A (a)	11,282	399,270
Dr. Pepper Snapple Group, Inc.	15,529	686,071
Molson Coors Brewing Co. Class B	11,474	490,973
Monster Beverage Corp. (a)	11,015	582,473
PepsiCo., Inc.	114,273	7,819,701

		22,363,141

	Shares	Value
Biotechnology 1.5%
Alexion Pharmaceuticals, Inc. (a)	14,355	$1,346,642
Amgen, Inc.	56,695	4,893,912
Biogen Idec, Inc. (a)	17,507	2,567,752
Celgene Corp. (a)	31,251	2,460,079
Gilead Sciences, Inc. (a)	55,971	4,111,070

		15,379,455

Building Products 0.0%‡
Masco Corp.	26,332	438,691

Capital Markets 1.8%
Ameriprise Financial, Inc.	15,282	957,112
Bank of New York Mellon Corp. (The)	86,368	2,219,658
BlackRock, Inc.	9,268	1,915,788
Charles Schwab Corp. (The)	80,795	1,160,216
E*TRADE Financial Corp. (a)	18,936	169,477
Federated Investors, Inc. Class B	4,422	89,457
Franklin Resources, Inc.	10,191	1,281,009
Goldman Sachs Group, Inc. (The)	32,634	4,162,793
Invesco, Ltd.	32,828	856,482
Legg Mason, Inc.	8,863	227,956
Morgan Stanley	101,972	1,949,705
Northern Trust Corp.	16,141	809,633
State Street Corp.	34,322	1,613,477
T. Rowe Price Group, Inc.	18,715	1,218,908

		18,631,671

Chemicals 2.3%
Air Products & Chemicals, Inc.	15,721	1,320,878
Airgas, Inc.	5,240	478,360
CF Industries Holdings, Inc.	4,623	939,209
Dow Chemical Co. (The)	88,345	2,855,310
E.I. du Pont de Nemours & Co.	68,892	3,098,073
Eastman Chemical Co.	11,275	767,264
Ecolab, Inc.	19,415	1,395,939
FMC Corp.	10,124	592,457
International Flavors & Fragrances, Inc.	6,010	399,905
LyondellBasell Industries, N.V., Class A	27,979	1,597,321
Monsanto Co.	39,496	3,738,296
Mosaic Co. (The)	20,439	1,157,461
PPG Industries, Inc.	11,260	1,524,041
Praxair, Inc.	21,989	2,406,696
Sherwin-Williams Co. (The)	6,282	966,297
Sigma-Aldrich Corp.	8,908	655,451

		23,892,958

Commercial Banks 2.6%
BB&T Corp.	51,550	1,500,621
Comerica, Inc.	14,268	432,891

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investments. May be subject to change daily.

M-394	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Fifth Third Bancorp	66,306	$1,007,188
First Horizon National Corp.	18,346	181,809
Huntington Bancshares, Inc.	63,297	404,468
KeyCorp	69,572	585,796
M&T Bank Corp.	8,984	884,654
PNC Financial Services Group, Inc.	39,037	2,276,247
Regions Financial Corp.	104,214	742,004
SunTrust Banks, Inc.	39,708	1,125,722
U.S. Bancorp	138,922	4,437,169
Wells Fargo & Co.	361,697	12,362,803
Zions Bancorp.	13,575	290,505

		26,231,877

Commercial Services & Supplies 0.5%
ADT Corp. (The)	17,177	798,559
Avery Dennison Corp.	7,484	261,341
Cintas Corp.	7,934	324,500
Iron Mountain, Inc.	12,555	389,833
Pitney Bowes, Inc.	14,792	157,387
Republic Services, Inc.	22,085	647,753
Stericycle, Inc. (a)	6,422	598,980
Tyco International, Ltd.	34,405	1,006,346
Waste Management, Inc.	32,128	1,083,999

		5,268,698

Communications Equipment 1.8%
Cisco Systems, Inc.	392,217	7,707,064
F5 Networks, Inc. (a)	5,825	565,899
Harris Corp.	8,347	408,669
JDS Uniphase Corp. (a)	17,100	231,534
Juniper Networks, Inc. (a)	38,092	749,269
Motorola Solutions, Inc.	20,863	1,161,652
QUALCOMM, Inc.	125,890	7,807,698

		18,631,785

Computers & Peripherals 4.6%
♦Apple, Inc.	69,493	37,041,854
Dell, Inc.	107,444	1,088,408
EMC Corp. (a)	155,641	3,937,717
Hewlett-Packard Co.	144,984	2,066,022
NetApp, Inc. (a)	26,471	888,102
SanDisk Corp. (a)	17,808	775,716
Seagate Technology PLC	24,949	760,446
Western Digital Corp.	16,407	697,133

		47,255,398

Construction & Engineering 0.2%
Fluor Corp.	12,314	723,324
Jacobs Engineering Group, Inc. (a)	9,564	407,140
Quanta Services, Inc. (a)	15,751	429,845

		1,560,309

	Shares	Value
Construction Materials 0.1%
Vulcan Materials Co.	9,542	$496,661

Consumer Finance 0.9%
American Express Co.	71,929	4,134,479
Capital One Financial Corp.	42,842	2,481,837
Discover Financial Services	37,294	1,437,684
SLM Corp.	34,613	592,920

		8,646,920

Containers & Packaging 0.1%
Ball Corp.	11,407	510,463
Bemis Co., Inc.	7,617	254,865
Owens-Illinois, Inc. (a)	12,174	258,941
Sealed Air Corp.	14,320	250,743

		1,275,012

Distributors 0.1%
Genuine Parts Co.	11,437	727,164

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	7,440	155,645
H&R Block, Inc.	19,990	371,214

		526,859

Diversified Financial Services 3.3%
Bank of America Corp.	796,275	9,236,790
Citigroup, Inc.	216,650	8,570,674
CME Group, Inc.	22,658	1,148,987
IntercontinentalExchange, Inc. (a)	5,368	664,612
JPMorgan Chase & Co.	280,826	12,347,919
Leucadia National Corp.	14,607	347,501
Moody’s Corp.	14,261	717,614
NASDAQ OMX Group, Inc. (The)	8,738	218,537
NYSE Euronext	18,140	572,136

		33,824,770

Diversified Telecommunication Services 2.5%
♦AT&T, Inc.	419,606	14,144,918
CenturyLink, Inc.	45,909	1,795,960
Frontier Communications Corp.	73,627	315,124
Verizon Communications, Inc.	210,831	9,122,658
Windstream Corp.	43,358	359,004

		25,737,664

Electric Utilities 1.8%
American Electric Power Co., Inc.	35,756	1,526,066
Duke Energy Corp.	51,919	3,312,432
Edison International	24,024	1,085,645
Entergy Corp.	13,074	833,467
Exelon Corp.	62,943	1,871,925
FirstEnergy Corp.	30,837	1,287,753
NextEra Energy, Inc.	31,266	2,163,295
Northeast Utilities	23,139	904,272

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-395

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Pepco Holdings, Inc.	16,879	$330,997
Pinnacle West Capital Corp.	8,074	411,612
PPL Corp.	42,820	1,225,937
Southern Co. (The)	64,506	2,761,502
Xcel Energy, Inc.	35,955	960,358

		18,675,261

Electrical Equipment 0.6%
Eaton Corp. PLC	34,029	1,844,372
Emerson Electric Co.	53,630	2,840,245
Rockwell Automation, Inc.	10,271	862,661
Roper Industries, Inc.	7,212	803,994

		6,351,272

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	11,872	768,118
Corning, Inc.	109,796	1,385,625
FLIR Systems, Inc.	11,142	248,578
Jabil Circuit, Inc.	13,789	265,990
Molex, Inc.	10,154	277,509
TE Connectivity, Ltd.	31,107	1,154,692

		4,100,512

Energy Equipment & Services 1.7%
Baker Hughes, Inc.	32,415	1,323,829
Cameron International Corp. (a)	18,162	1,025,426
Diamond Offshore Drilling, Inc.	5,125	348,295
Ensco PLC Class A	17,107	1,014,103
FMC Technologies, Inc. (a)	17,579	752,908
Halliburton Co.	68,414	2,373,282
Helmerich & Payne, Inc.	7,794	436,542
Nabors Industries, Ltd. (a)	21,413	309,418
National-Oilwell Varco, Inc.	31,442	2,149,061
Noble Corp.	18,626	648,557
Rowan Cos. PLC (a)	9,158	286,371
Schlumberger, Ltd.	98,107	6,797,834

		17,465,626

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	31,877	3,148,491
CVS Caremark Corp.	92,292	4,462,318
Kroger Co. (The)	37,883	985,716
Safeway, Inc.	17,660	319,469
Sysco Corp.	43,622	1,381,073
Wal-Mart Stores, Inc.	123,570	8,431,181
Walgreen Co.	63,491	2,349,802
Whole Foods Market, Inc.	12,661	1,156,329

		22,234,379

Food Products 1.6%
Archer-Daniels-Midland Co.	48,564	1,330,168
Campbell Soup Co.	13,280	463,339

	Shares	Value

Food Products (continued)
ConAgra Foods, Inc.	29,945	$883,378
Dean Foods Co. (a)	13,627	224,982
General Mills, Inc.	47,804	1,931,760
H.J. Heinz Co.	23,611	1,361,882
Hershey Co. (The)	11,045	797,670
Hormel Foods Corp.	9,888	308,604
J.M. Smucker Co. (The)	8,074	696,302
Kellogg Co.	18,199	1,016,414
Kraft Foods Group, Inc.	43,616	1,983,220
McCormick & Co., Inc.	9,778	621,196
Mead Johnson Nutrition Co.	15,028	990,195
Mondelez International, Inc. Class A	131,290	3,343,956
Tyson Foods, Inc. Class A	21,355	414,287

		16,367,353

Gas Utilities 0.1%
AGL Resources, Inc.	8,664	346,300
ONEOK, Inc.	15,124	646,551

		992,851

Health Care Equipment & Supplies 2.4%
Abbott Laboratories	116,771	7,648,501
Baxter International, Inc.	40,589	2,705,663
Becton, Dickinson & Co.	14,538	1,136,726
Boston Scientific Corp. (a)	101,773	583,159
C.R. Bard, Inc.	5,752	562,200
CareFusion Corp. (a)	16,362	467,626
Covidien PLC	35,093	2,026,270
DENTSPLY International, Inc.	10,456	414,162
Edwards Lifesciences Corp. (a)	8,531	769,240
Intuitive Surgical, Inc. (a)	2,942	1,442,669
Medtronic, Inc.	74,721	3,065,055
St. Jude Medical, Inc.	22,769	822,872
Stryker Corp.	21,318	1,168,653
Varian Medical Systems, Inc. (a)	8,163	573,369
Zimmer Holdings, Inc.	12,882	858,714

		24,244,879

Health Care Providers & Services 1.8%
Aetna, Inc.	24,643	1,140,971
AmerisourceBergen Corp.	17,363	749,734
Cardinal Health, Inc.	25,152	1,035,759
Cigna Corp.	21,266	1,136,880
Coventry Health Care, Inc.	9,874	442,651
DaVita, Inc. (a)	6,135	678,102
Express Scripts Holding Co. (a)	60,315	3,257,010
Humana, Inc.	11,649	799,471
Laboratory Corp. of America Holdings (a)	7,071	612,490
McKesson Corp.	17,402	1,687,298
Patterson Cos., Inc.	6,268	214,554
Quest Diagnostics, Inc.	11,710	682,342
Tenet Healthcare Corp. (a)	7,683	249,467

M-396	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	75,324	$4,085,574
WellPoint, Inc.	22,437	1,366,862

		18,139,165

Health Care Technology 0.1%
Cerner Corp. (a)	10,729	833,000

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	32,976	1,212,527
Chipotle Mexican Grill, Inc. (a)	2,337	695,164
Darden Restaurants, Inc.	9,453	426,047
International Game Technology	19,695	279,078
Marriott International, Inc.	18,237	679,693
McDonald’s Corp.	74,174	6,542,889
Starbucks Corp.	54,936	2,945,668
Starwood Hotels & Resorts Worldwide, Inc.	14,490	831,146
Wyndham Worldwide Corp.	10,486	557,960
Wynn Resorts, Ltd.	5,855	658,629
Yum! Brands, Inc.	33,379	2,216,366

		17,045,167

Household Durables 0.3%
D.R. Horton, Inc.	20,484	405,174
Garmin, Ltd.	8,038	328,111
Harman International Industries, Inc.	4,955	221,191
Leggett & Platt, Inc.	10,368	282,217
Lennar Corp. Class A	12,005	464,234
Newell Rubbermaid, Inc.	21,296	474,262
PulteGroup, Inc. (a)	24,901	452,202
Whirlpool Corp.	5,715	581,501

		3,208,892

Household Products 2.0%
Clorox Co. (The)	9,705	710,600
Colgate-Palmolive Co.	32,865	3,435,707
Kimberly-Clark Corp.	28,909	2,440,787
♦Procter & Gamble Co. (The)	201,989	13,713,033

		20,300,127

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	45,777	489,814
NRG Energy, Inc.	23,728	545,507

		1,035,321

Industrial Conglomerates 2.3%
3M Co.	47,027	4,366,457
Danaher Corp.	43,070	2,407,613
♦General Electric Co.	774,668	16,260,281

		23,034,351

	Shares	Value
Insurance 3.7%
ACE, Ltd.	25,103	$2,003,219
Aflac, Inc.	34,531	1,834,287
Allstate Corp. (The)	35,756	1,436,319
American International Group, Inc. (a)	109,067	3,850,065
Aon PLC	23,545	1,309,102
Assurant, Inc.	5,980	207,506
Berkshire Hathaway, Inc. Class B (a)	134,751	12,087,165
Chubb Corp. (The)	19,349	1,457,367
Cincinnati Financial Corp.	10,788	422,458
Genworth Financial, Inc. Class A (a)	36,250	272,238
Hartford Financial Services Group, Inc. (The)	32,135	721,109
Lincoln National Corp.	20,588	533,229
Loews Corp.	23,043	939,002
Marsh & McLennan Cos., Inc.	40,128	1,383,212
MetLife, Inc.	80,602	2,655,030
Principal Financial Group, Inc.	20,455	583,377
Progressive Corp. (The)	41,323	871,915
Prudential Financial, Inc.	34,362	1,832,525
Torchmark Corp.	7,035	363,498
Travelers Cos., Inc. (The)	28,177	2,023,672
Unum Group	20,654	430,016
XL Group PLC	22,542	564,903

		37,781,214

Internet & Catalog Retail 1.0%
Amazon.com, Inc. (a)	26,774	6,724,022
Expedia, Inc.	6,909	424,558
Netflix, Inc. (a)	4,092	379,656
Priceline.com, Inc. (a)	3,672	2,281,046
TripAdvisor, Inc. (a)	8,082	339,121

		10,148,403

Internet Software & Services 2.0%
Akamai Technologies, Inc. (a)	13,074	534,857
eBay, Inc. (a)	86,039	4,389,710
♦Google, Inc. Class A (a)	19,662	13,947,633
VeriSign, Inc. (a)	11,533	447,711
Yahoo!, Inc. (a)	76,872	1,529,753

		20,849,664

IT Services 3.5%
Accenture PLC Class A	47,172	3,136,938
Automatic Data Processing, Inc.	35,726	2,036,739
Cognizant Technology Solutions Corp. Class A (a)	22,178	1,642,281
Computer Sciences Corp.	11,452	458,653
Fidelity National Information Services, Inc.	18,464	642,732
Fiserv, Inc. (a)	9,877	780,579
♦International Business Machines Corp.	78,501	15,036,867
MasterCard, Inc. Class A	7,912	3,887,007
Paychex, Inc.	23,810	741,443

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-397

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
IT Services (continued)
SAIC, Inc.	20,919	$236,803
Teradata Corp. (a)	12,432	769,417
Total System Services, Inc.	11,923	255,391
Visa, Inc. Class A	38,512	5,837,649
Western Union Co. (The)	44,420	604,556

		36,067,055

Leisure Equipment & Products 0.1%
Hasbro, Inc.	8,546	306,801
Mattel, Inc.	25,391	929,819

		1,236,620

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	25,690	1,051,749
Life Technologies Corp. (a)	12,613	619,046
PerkinElmer, Inc.	8,414	267,060
Thermo Fisher Scientific, Inc.	26,636	1,698,844
Waters Corp. (a)	6,467	563,405

		4,200,104

Machinery 1.8%
Caterpillar, Inc.	48,309	4,327,520
Cummins, Inc.	13,059	1,414,943
Deere & Co.	28,883	2,496,069
Dover Corp.	13,318	875,126
Flowserve Corp.	3,694	542,279
Illinois Tool Works, Inc.	31,502	1,915,637
Ingersoll-Rand PLC	20,679	991,765
Joy Global, Inc.	7,809	498,058
PACCAR, Inc.	26,066	1,178,444
Pall Corp.	8,263	497,928
Parker Hannifin Corp.	11,016	937,021
Pentair, Ltd.	15,455	759,613
Snap-On, Inc.	4,292	339,025
Stanley Black & Decker, Inc.	12,395	916,858
Xylem, Inc.	13,686	370,890

		18,061,176

Media 3.3%
Cablevision Systems Corp. Class A	15,913	237,740
CBS Corp. Class B	43,889	1,669,976
Comcast Corp. Class A	196,303	7,337,806
DIRECTV (a)	44,543	2,234,277
Discovery Communications, Inc. Class A (a)	17,512	1,111,662
Gannett Co., Inc.	17,063	307,305
Interpublic Group of Cos., Inc. (The)	32,231	355,186
McGraw-Hill Cos., Inc. (The)	20,661	1,129,537
News Corp. Class A	148,953	3,804,260
Omnicom Group, Inc.	19,585	978,467
Scripps Networks Interactive Class A	6,371	369,008

	Shares	Value
Media (continued)
Time Warner Cable, Inc.	22,297	$2,167,045
Time Warner, Inc.	69,970	3,346,665
Viacom, Inc. Class B	34,221	1,804,815
Walt Disney Co. (The)	130,914	6,518,208
Washington Post Co. Class B	332	121,250

		33,493,207

Metals & Mining 0.7%
Alcoa, Inc.	78,671	682,864
Allegheny Technologies, Inc.	7,905	239,996
Cliffs Natural Resources, Inc.	10,508	405,189
Freeport-McMoRan Copper & Gold, Inc.	69,992	2,393,726
Newmont Mining Corp.	36,589	1,699,193
Nucor Corp.	23,412	1,010,930
Titanium Metals Corp.	5,420	89,484
United States Steel Corp.	10,640	253,977

		6,775,359

Multi-Utilities 1.1%
Ameren Corp.	17,889	549,550
CenterPoint Energy, Inc.	31,516	606,683
CMS Energy Corp.	19,541	476,410
Consolidated Edison, Inc.	21,598	1,199,553
Dominion Resources, Inc.	42,451	2,198,962
DTE Energy Co.	12,668	760,713
Integrys Energy Group, Inc.	5,744	299,952
NiSource, Inc.	22,869	569,209
PG&E Corp.	31,768	1,276,438
Public Service Enterprise Group, Inc.	37,304	1,141,502
SCANA Corp.	9,682	441,887
Sempra Energy	16,576	1,175,901
TECO Energy, Inc.	15,013	251,618
Wisconsin Energy Corp.	16,989	626,045

		11,574,423

Multiline Retail 0.7%
Big Lots, Inc. (a)	4,395	125,082
Dollar General Corp. (a)	19,597	864,032
Dollar Tree, Inc. (a)	16,982	688,790
Family Dollar Stores, Inc.	7,153	453,572
J.C. Penney Co., Inc.	10,500	206,955
Kohl’s Corp.	15,633	671,906
Macy’s, Inc.	29,204	1,139,540
Nordstrom, Inc.	11,267	602,784
Target Corp.	48,080	2,844,894

		7,597,555

Office Electronics 0.1%
Xerox Corp.	93,625	638,523

Oil, Gas & Consumable Fuels 8.4%
Anadarko Petroleum Corp.	36,847	2,738,101
Apache Corp.	28,846	2,264,411

M-398	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Cabot Oil & Gas Corp.	15,485	$770,224
Chesapeake Energy Corp.	38,270	636,047
♦Chevron Corp.	144,681	15,645,803
ConocoPhillips	89,555	5,193,295
CONSOL Energy, Inc.	16,783	538,734
Denbury Resources, Inc. (a)	28,846	467,305
Devon Energy Corp.	27,740	1,443,590
EOG Resources, Inc.	20,015	2,417,612
EQT Corp.	11,031	650,608
♦ExxonMobil Corp.	336,818	29,151,598
Hess Corp.	21,908	1,160,248
Kinder Morgan, Inc.	46,654	1,648,286
Marathon Oil Corp.	51,985	1,593,860
Marathon Petroleum Corp.	24,946	1,571,598
Murphy Oil Corp.	13,605	810,178
Newfield Exploration Co. (a)	9,955	266,595
Noble Energy, Inc.	13,111	1,333,913
Occidental Petroleum Corp.	59,857	4,585,645
Peabody Energy Corp.	19,784	526,452
Phillips 66	46,226	2,454,601
Pioneer Natural Resources Co.	9,070	966,771
QEP Resources, Inc.	13,111	396,870
Range Resources Corp.	11,982	752,829
Southwestern Energy Co. (a)	25,676	857,835
Spectra Energy Corp.	49,187	1,346,740
Tesoro Corp.	10,309	454,111
Valero Energy Corp.	40,674	1,387,797
Williams Cos., Inc. (The)	49,568	1,622,856
WPX Energy, Inc. (a)	14,674	218,349

		85,872,862

Paper & Forest Products 0.2%
International Paper Co.	32,246	1,284,681
MeadWestvaco Corp.	12,801	407,968

		1,692,649

Personal Products 0.2%
Avon Products, Inc.	31,862	457,538
Estee Lauder Cos., Inc. (The) Class A	17,897	1,071,315

		1,528,853

Pharmaceuticals 4.9%
Allergan, Inc.	22,718	2,083,922
Bristol-Myers Squibb Co.	122,034	3,977,088
Eli Lilly & Co.	75,301	3,713,845
Forest Laboratories, Inc. (a)	17,240	608,917
Hospira, Inc. (a)	12,174	380,316
♦ Johnson & Johnson	204,741	14,352,344
Merck & Co., Inc.	224,576	9,194,142
Mylan, Inc. (a)	29,930	822,476
Perrigo Co.	6,482	674,323

	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.	543,702	$13,636,046
Watson Pharmaceuticals, Inc. (a)	9,409	809,174

		50,252,593

Professional Services 0.1%
Dun & Bradstreet Corp.	3,311	260,410
Equifax, Inc.	8,841	478,475
Robert Half International, Inc.	10,456	332,710

		1,071,595

Real Estate Investment Trusts 2.0%
American Tower Corp.	29,212	2,257,211
Apartment Investment & Management Co. Class A	10,729	290,327
AvalonBay Communities, Inc.	8,517	1,154,820
Boston Properties, Inc.	11,120	1,176,607
Equity Residential	23,767	1,346,876
HCP, Inc.	33,293	1,504,178
Health Care REIT, Inc.	19,308	1,183,387
Host Hotels & Resorts, Inc.	53,283	834,945
Kimco Realty Corp.	30,011	579,812
Plum Creek Timber Co., Inc.	11,909	528,402
ProLogis, Inc.	33,971	1,239,602
Public Storage	10,626	1,540,345
Simon Property Group, Inc.	22,851	3,612,515
Ventas, Inc.	21,782	1,409,731
Vornado Realty Trust	12,611	1,009,889
Weyerhaeuser Co.	40,148	1,116,917

		20,785,564

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	22,269	443,153

Road & Rail 0.7%
CSX Corp.	76,199	1,503,406
Norfolk Southern Corp.	23,346	1,443,717
Ryder System, Inc.	3,768	188,136
Union Pacific Corp.	34,750	4,368,770

		7,504,029

Semiconductors & Semiconductor Equipment 1.8%
Advanced Micro Devices, Inc. (a)	44,346	106,430
Altera Corp.	23,589	812,405
Analog Devices, Inc.	22,267	936,550
Applied Materials, Inc.	89,002	1,018,183
Broadcom Corp. Class A (a)	38,336	1,273,139
First Solar, Inc. (a)	4,424	136,613
Intel Corp.	367,622	7,584,042
KLA-Tencor Corp.	12,277	586,350
Lam Research Corp. (a)	12,634	456,466
Linear Technology Corp.	16,982	582,483
LSI Corp. (a)	41,116	291,101

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-399

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.	14,283	$465,483
Micron Technology, Inc. (a)	75,028	476,428
NVIDIA Corp.	45,681	561,419
Teradyne, Inc. (a)	13,833	233,639
Texas Instruments, Inc.	82,799	2,561,801
Xilinx, Inc.	19,334	694,091

		18,776,623

Software 3.2%
Adobe Systems, Inc. (a)	36,577	1,378,221
Autodesk, Inc. (a)	16,731	591,441
BMC Software, Inc. (a)	10,528	417,540
CA, Inc.	24,772	544,489
Citrix Systems, Inc. (a)	13,789	906,627
Electronic Arts, Inc. (a)	22,257	323,394
Intuit, Inc.	20,561	1,223,380
♦Microsoft Corp.	559,584	14,957,680
Oracle Corp.	277,754	9,254,763
Red Hat, Inc. (a)	14,231	753,674
Salesforce.com, Inc. (a)	9,651	1,622,333
Symantec Corp. (a)	51,265	964,295

		32,937,837

Specialty Retail 2.0%
Abercrombie & Fitch Co. Class A	5,881	282,112
AutoNation, Inc. (a)	2,846	112,986
AutoZone, Inc. (a)	2,715	962,277
Bed Bath & Beyond, Inc. (a)	16,958	948,122
Best Buy Co., Inc.	19,614	232,426
Carmax, Inc. (a)	16,834	631,948
GameStop Corp. Class A	9,099	228,294
Gap, Inc. (The)	21,989	682,539
Home Depot, Inc. (The)	110,455	6,831,642
Limited Brands, Inc.	17,594	827,974
Lowe’s Cos., Inc.	83,092	2,951,428
O’Reilly Automotive, Inc. (a)	8,388	750,055
PetSmart, Inc.	7,978	545,216
Ross Stores, Inc.	16,510	894,016
Staples, Inc.	50,319	573,637
Tiffany & Co.	8,775	503,158
TJX Cos., Inc.	53,880	2,287,206
Urban Outfitters, Inc. (a)	8,045	316,651

		20,561,687

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	21,030	1,167,375
Fossil, Inc. (a)	4,041	376,217
NIKE, Inc. Class B	53,924	2,782,478

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	4,505	$675,390
VF Corp.	6,482	978,588

		5,980,048

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	35,048	284,940
People’s United Financial, Inc.	25,904	313,180

		598,120

Tobacco 1.7%
Altria Group, Inc.	149,894	4,709,670
Lorillard, Inc.	9,630	1,123,532
Philip Morris International, Inc.	123,411	10,322,096
Reynolds American, Inc.	23,952	992,331

		17,147,629

Trading Companies & Distributors 0.2%
Fastenal Co.	19,872	927,824
W.W. Grainger, Inc.	4,417	893,868

		1,821,692

Wireless Telecommunication Services 0.3%
Crown Castle International Corp. (a)	21,605	1,559,017
MetroPCS Communications, Inc. (a)	23,316	231,761
Sprint Nextel Corp. (a)	221,243	1,254,448

		3,045,226

Total Common Stocks (Cost $507,487,632)		941,293,808	(b)

	Principal Amount
Short-Term Investments 7.6%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $54,194 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $60,000 and a Market Value of $60,281	$54,194	54,194

Total Repurchase Agreement (Cost $54,194)		54,194

M-400	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Government 7.6%
United States Treasury Bills
0.059%, due 1/10/13 (c)(d)	$72,800,000	$72,798,905
0.094%, due 1/24/13 (c)(d)	5,200,000	5,199,679
Total U.S. Government (Cost $77,998,584)		77,998,584

Total Short-Term Investments (Cost $78,052,778)		78,052,778

Total Investments (Cost $585,540,410) (f)	99.8%	1,019,346,586
Other Assets, Less Liabilities	0.2	1,970,246
Net Assets	100.0%	$1,021,316,832

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts (0.1%)
Standard & Poor’s 500 Index Mini March 2013	1,115	$(678,649)

Total Futures Contracts (Settlement Value $79,170,575) (b)		$(678,649)

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

(c)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(d)	Interest rate presented is yield to maturity.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2012.

(f)	As of December 31, 2012, cost is $611,080,981 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$436,719,083
Gross unrealized depreciation	(28,453,478)

Net unrealized appreciation	$408,265,605

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$941,293,808	$—	$—	$941,293,808

Short-Term Investments
Repurchase Agreement	—	54,194	—	54,194
U.S. Government	—	77,998,584	—	77,998,584

Total Short-Term Investments	—	78,052,778	—	78,052,778

Total Investments in Securities	$941,293,808	$78,052,778	$—	$1,019,346,586

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(678,649)	$—	$—	$(678,649)

Total Other Financial Instruments	$(678,649)	$—	$—	$(678,649)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-401

Portfolio of Investments December 31, 2012 (continued)

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012
Common Stocks
Specialty Retail	$21	$—	$(5,969)	$9,171	$—	$(3,223)	$—	$—	$—	$—
Convertible Preferred Stocks
Specialty Retail	21	—	(222)	259		(58)	—	—	—	$—

Total	$42	$—	$(6,191)	$9,430	$—	$(3,281)	$—	$—	$—	$—

M-402	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $585,540,410)	$1,019,346,586
Receivables:
Variation margin on futures contracts	2,025,619
Dividends and interest	1,038,169
Fund shares sold	192,443

Total assets	1,022,602,817

Liabilities
Due to custodian	13,044
Payables:
Investment securities purchased	467,942
Fund shares redeemed	387,741
Manager (See Note 3)	215,790
Shareholder communication	79,592
NYLIFE Distributors (See Note 3)	52,520
Professional fees	38,469
Custodian	8,100
Trustees	1,466
Accrued expenses	21,321

Total liabilities	1,285,985

Net assets	$1,021,316,832

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,329
Additional paid-in capital	664,731,537

664,766,866
Undistributed net investment income	18,075,303
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(94,652,864)
Net unrealized appreciation (depreciation) on investments and futures contracts	433,127,527

Net assets	$1,021,316,832

Initial Class
Net assets applicable to outstanding shares	$773,232,995

Shares of beneficial interest outstanding	26,725,895

Net asset value per share outstanding	$28.93

Service Class
Net assets applicable to outstanding shares	$248,083,837

Shares of beneficial interest outstanding	8,603,269

Net asset value per share outstanding	$28.84

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-403

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$21,676,756
Interest	39,923

Total income	21,716,679

Expenses
Manager (See Note 3)	2,938,668
Distribution and service—Service Class (See Note 3)	608,340
Shareholder communication	164,039
Professional fees	75,976
Custodian	41,949
Trustees	26,082
Miscellaneous	42,640

Total expenses before waiver/reimbursement	3,897,694
Expense waiver/reimbursement from Manager (See Note 3)	(489,968)

Net expenses	3,407,726

Net investment income (loss)	18,308,953

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	13,676,400
Futures transactions	8,740,509
Foreign currency transactions	(10,413)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	22,406,496

Net change in unrealized appreciation (depreciation) on:
Investments	99,828,395
Futures contracts	(1,064,374)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	98,764,021

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	121,170,517

Net increase (decrease) in net assets resulting from operations	$139,479,470

(a)	Dividends recorded net of foreign withholding taxes in the amount of $11,477.

M-404	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,308,953	$15,598,215
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	22,406,496	16,160,462
Net change in unrealized appreciation (depreciation) on investments and futures contracts	98,764,021	(14,243,163)

Net increase (decrease) in net assets resulting from operations	139,479,470	17,515,514

Dividends to shareholders:
From net investment income:
Initial Class	(11,913,117)	(11,366,034)
Service Class	(3,494,658)	(3,431,463)

Total dividends to shareholders	(15,407,775)	(14,797,497)

Capital share transactions:
Net proceeds from sale of shares	265,116,333	30,643,617
Net asset value of shares issued to shareholders in reinvestment of dividends	15,407,775	14,797,497
Cost of shares redeemed	(254,221,769)	(139,430,511)

Increase (decrease) in net assets derived from capital share transactions	26,302,339	(93,989,397)

Net increase (decrease) in net assets	150,374,034	(91,271,380)

Net Assets
Beginning of year	870,942,798	962,214,178

End of year	$1,021,316,832	$870,942,798

Undistributed net investment income at end of year	$18,075,303	$15,596,644

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-405

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$25.42	$25.45	$22.58	$18.35	$30.05

Net investment income (loss)	0.54	0.45 (a)	0.40 (a)	0.39 (a)	0.51 (a)
Net realized and unrealized gain (loss) on investments	3.45	(0.03)	2.90	4.40	(11.61)

Total from investment operations	3.99	0.42	3.30	4.79	(11.10)

Less dividends:
From net investment income	(0.48)	(0.45)	(0.43)	(0.56)	(0.60)

Net asset value at end of year	$28.93	$25.42	$25.45	$22.58	$18.35

Total investment return	15.66%	1.85%	14.73%	26.26%	(37.01%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	1.75%	1.71%	1.99%	2.04%
Net expenses	0.29%	0.29%	0.30%	0.30%	0.30%
Expenses (before waiver/reimbursement)	0.34%	0.34%	0.35%	0.35%	0.35%
Portfolio turnover rate	10%	4%	4%	15%	5%
Net assets at end of year (in 000’s)	$773,233	$644,141	$719,103	$709,736	$630,244

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$25.34	$25.36	$22.52	$18.30	$29.91

Net investment income (loss)	0.47	0.39 (a)	0.34 (a)	0.34 (a)	0.45 (a)
Net realized and unrealized gain (loss) on investments	3.44	(0.03)	2.88	4.38	(11.54)

Total from investment operations	3.91	0.36	3.22	4.72	(11.09)

Less dividends:
From net investment income	(0.41)	(0.38)	(0.38)	(0.50)	(0.52)

Net asset value at end of year	$28.84	$25.34	$25.36	$22.52	$18.30

Total investment return	15.37%	1.59%	14.44%	25.95%	(37.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.50%	1.46%	1.74%	1.79%
Net expenses	0.54%	0.54%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement)	0.59%	0.59%	0.60%	0.60%	0.60%
Portfolio turnover rate	10%	4%	4%	15%	5%
Net assets at end of year (in 000’s)	$248,084	$226,802	$243,111	$220,788	$179,715

(a)	Per share data based on average shares outstanding during the year.

M-406	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP T. Rowe Price Equity Income Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended December 31, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	7.87%	0.85%
Service Class Shares	7.63	1.10

Benchmark Performance	Since Inception (2/17/12)
S&P 500® Index[3]	6.86%
Average Lipper Variable Products Equity Income Portfolio[4]	7.75

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-407

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2012, to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,084.10	$4.14	$1,021.20	$4.01

Service Class Shares	$1,000.00	$1,082.70	$5.44	$1,019.90	$5.28

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-408	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of December 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	12.3%
Commercial Banks	5.7
Media	5.1
Insurance	4.6
Pharmaceuticals	4.5
Electric Utilities	4.2
Industrial Conglomerates	4.0
Diversified Financial Services	3.9
Diversified Telecommunication Services	3.5
Consumer Finance	2.9
Food Products	2.6
Aerospace & Defense	2.5
Capital Markets	2.3
Machinery	2.1
Semiconductors & Semiconductor Equipment	2.1
Communications Equipment	2.0
Paper & Forest Products	1.9
Energy Equipment & Services	1.7
Life Sciences Tools & Services	1.7
Electrical Equipment	1.6
Household Products	1.6
Metals & Mining	1.6
Multiline Retail	1.5
Leisure Equipment & Products	1.4
Software	1.4
Multi-Utilities	1.2

Automobiles	1.1%
Air Freight & Logistics	1.0
Computers & Peripherals	1.0
Road & Rail	1.0
IT Services	0.9
Beverages	0.8
Building Products	0.8
Construction Materials	0.8
Airlines	0.7
Electronic Equipment & Instruments	0.7
Household Durables	0.7
Real Estate Investment Trusts	0.7
Specialty Retail	0.7
Personal Products	0.6
Auto Components	0.5
Biotechnology	0.5
Chemicals	0.5
Distributors	0.5
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	0.5
Commercial Services & Supplies	0.3
Independent Power Producers & Energy Traders	0.3
Wireless Telecommunication Services	0.3
Short-Term Investment	4.7
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-413 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	JPMorgan Chase & Co.

3.	Chevron Corp.

4.	ExxonMobil Corp.

5.	Wells Fargo & Co.
6.	AT&T, Inc.

7.	Royal Dutch Shell PLC, ADR

8.	U.S. Bancorp

9.	American Express Co.

10.	International Paper Co.

mainstayinvestments.com	M-409

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Brian C. Rogers of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its peers and its benchmark during the reporting period?

The inception date for MainStay VP T. Rowe Price Equity Income Portfolio was February 17, 2012. From February 17 through December 31, 2012, MainStay VP T. Rowe Price Equity Income Portfolio returned 7.87% for Initial Class shares and 7.63% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 7.75% return of the average Lipper1 Variable Products Equity Income Portfolio. Both share classes outperformed the 6.86% return of the S&P 500® Index1 from February 17 through December 31, 2012. The S&P 500® Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

According to Russell data, value stocks outperformed growth stocks at all capitalization levels from February 17 through December 31. Since the Portfolio is typically managed with value approach, its orientation had a positive influence on returns in relation to the S&P 500® Index, which includes both growth and value stocks. Positive stock selection and sector weighting also helped the Portfolio’s relative returns.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The industrials sector was the strongest positive contributor to the Portfolio’s returns relative to the S&P 500® Index during the reporting period because of stock selection. (Contributions take weightings and total returns into account.) The combination of an overweight position and stock selection in the financials sector also made a positive contribution to relative results. As the housing market improved, financials provided a strong positive contribution to results in the S&P 500® Index. Investors were encouraged by cost cutting by large banks and their plans to return capital to investors in 2013. Stock selection and an overweight position in the consumer discretionary sector also supported relative results.

Stock selection in the utilities sector detracted from relative performance. Low natural gas prices more than offset improvements in the supply-and-demand balance for power. This resulted in lower power prices and reduced earnings potential for coal and nuclear power producers. An overweight position in the energy sector also detracted from relative returns as falling oil prices weighed on many energy companies. During the reporting period, the energy sector posted the most significantly negative absolute returns in the S&P 500® Index. Although telecommunication services was the best-performing sector in the S&P 500® Index during the reporting period, stock selection detracted from the Portfolio’s relative performance. Fortunately, an overweight position in the sector helped offset some of the negative impact of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the Portfolio and which individual stocks detracted the most?

During the reporting period, the three strongest positive individual contributions to the Portfolio’s absolute performance came from diversified financial services company Bank of America, household appliance company Whirlpool and media company Time Warner.

Bank of America benefited from improving credit and had significantly reduced its long-term debt and interest expense. While the interest-rate environment may remain challenging, we believed that Bank of America was poised to benefit from its cost-cutting and an improving housing market in 2013.

Whirlpool saw its shares rise during the second half of 2012, as the company reported improving North American margins driven by price increases. In our view, the company was well positioned for a housing recovery and had attractive international exposure.

During the reporting period, Time Warner reaffirmed its 2012 guidance and provided an updated outlook for 2013, including promising affiliate renewal agreements at its U.S. cable networks, which drove the company’s shares higher.

Two of the Portfolio’s most substantial detractors from absolute performance were electric utilities Exelon and Entergy. Both suffered as low natural gas prices more than offset improvements in the supply-and-demand balance for power. These dynamics resulted in lower power prices and lower earnings potential for coal and nuclear power producers. During the fourth quarter, Exelon also announced that it may lower its dividend unless power prices increase.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-410	MainStay VP T. Rowe Price Equity Income Portfolio

PC maker Hewlett-Packard also detracted from the Portfolio’s absolute performance. The company has been challenged by disappointing earnings across multiple business lines. We reduced the Portfolio’s position during the reporting period to fund other ideas that we believe have more compelling risk/return profiles. Nevertheless, we were encouraged by management’s announcement of a major restructuring and a potential uptick in PC sales.

Shares of Microsoft struggled after the software company announced weaker-than-expected results driven by declining PC sales and softness in Europe. However, we believed that Microsoft might soon benefit from improved revenue and earnings growth resulting from the release of Windows 8, as well as upgrades to Windows server and Office software.

Were there other stocks in the Portfolio that were particularly noteworthy during the reporting period?

Diversified financial services company JPMorgan Chase was one of the most substantial contributors to the Portfolio’s relative and absolute results during the reporting period. The company has largely recovered from a 2012 episode in which its London office generated major trading losses. We continued to believe that JPMorgan Chase had a strong balance sheet, a good management team and significant earnings power.

Did the Portfolio make any significant purchases or sales during the reporting period?

Because the Portfolio was building initial positions between February 17 and the end of that month, we have focused on significant positions established or sold after February 28, 2012. Among these were railroad company Norfolk Southern and oil & gas companies Hess and Apache.

Weakness in coal volumes created earnings pressure for Norfolk Southern. We believed that the company had the pricing structure to benefit when volumes normalize. Norfolk Southern maintained a strong balance sheet and had been repurchasing shares.

Hess experienced setbacks in its exploration pipe- line, which caused the stock to trade at a discount to Hess’s peers. Concerns about capital expenditures also weighed on the company’s shares. However, Hess had several attractive development projects, particularly in the Bakken shale region, which could support higher volumes as execution improves.

Commodities pressures weighed on shares of Apache, bringing the valuation to attractive levels. Geopolitical uncertainty in the Middle East also provided headwinds, but we believed that Apache was a high-quality company with diverse global operations, expanding production and drilling inventory, and ample room to grow margins.

Cooper Industries’ shares rose throughout the reporting period after diversified power management company Eaton announced that it would acquire Cooper Industries at a premium. The Portfolio eliminated its position when the deal closed in the fourth quarter.

Personal care products maker Kimberly-Clark experienced strong performance driven by organic sales growth trends largely attributed to the company’s emerging-markets exposure. We eliminated the Portfolio’s position on strength as we sought to reduce exposure to potential commodity headwinds that the company may face.

The seed business at agricultural products company Monsanto has achieved high penetration in the United States and abroad. Since the company may face regulatory delays and slower farm spending, we sold the Portfolio’s position on strength.

How did sector weightings change in the Portfolio during the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in relatively low turnover in relation to peers. Changes to the Portfolio’s sector positioning are the result of our bottom-up stock selection process and fundamental analysis at the individual company level. Positioning changes do not result from a broad sector viewpoint.

Sector weightings varied widely during the initial ramp-up period. By the end of March, however, the basic structure of the Portfolio was relatively well established. We continued to add to the Portfolio’s energy and industrials holdings, however, because certain stocks with cyclical headwinds had valuations that we viewed as compelling.

By the end of the reporting period industrials had overtaken financials as the most substantially overweight sector relative to the S&P 500® Index. Although we added to the Portfolio’s information technology and health care positions, by the end of the reporting period, these sectors—as well as consumer staples—remained underweight relative to the Index.

mainstayinvestments.com	M-411

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio sectors that were most substantially overweight relative to the S&P 500® Index were industrials and financials. In industrials, our largest exposures were in the industrial conglomerates and aerospace & defense industries. In financials, the Portfolio held significant positions in commercial banks, insurance and diversified financial services. We believed that these industries might benefit from an improving U.S. economy and a firming housing market.

As of December 31, 2012, the Portfolio was most substantially underweight in the information technology and consumer staples sectors. In information technology, our largest exposures were to the semiconductors & semiconductor equipment industry and the software industry. In consumer staples, we typically focus on companies with strong brands that are trading at attractive valuations relative to their history. We also liked the stable earnings and dividend yields that consumer staples stocks tend to provide. At the end of the reporting period, however, we remained underweight in the sector because we believed that other sectors offered more attractive opportunities.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-412	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments December 31, 2012

	Shares	Value

Common Stocks 94.7%†
Aerospace & Defense 2.5%
Boeing Co. (The)	67,800	$5,109,408
Honeywell International, Inc.	105,500	6,696,085
Lockheed Martin Corp.	29,800	2,750,242
United Technologies Corp.	12,600	1,033,326

		15,589,061

Air Freight & Logistics 1.0%
United Parcel Service, Inc. Class B	79,200	5,839,416

Airlines 0.7%
United Continental Holdings, Inc. (a)	190,000	4,442,200

Auto Components 0.5%
Johnson Controls, Inc.	107,600	3,303,320

Automobiles 0.5%
Ford Motor Co.	253,300	3,280,235

Beverages 0.8%
PepsiCo., Inc.	75,900	5,193,837

Biotechnology 0.5%
Amgen, Inc.	33,000	2,848,560

Building Products 0.8%
Masco Corp.	183,000	3,048,780
USG Corp. (a)	73,200	2,054,724

		5,103,504

Capital Markets 2.3%
Bank of New York Mellon Corp. (The)	148,200	3,808,740
Legg Mason, Inc.	157,700	4,056,044
Northern Trust Corp.	114,000	5,718,240
Och-Ziff Capital Management Group LLC Class A	65,500	622,250

		14,205,274

Chemicals 0.5%
E.I. du Pont de Nemours & Co.	66,800	3,003,996

Commercial Banks 5.7%
PNC Financial Services Group, Inc.	107,400	6,262,494
Regions Financial Corp.	278,900	1,985,768
SunTrust Banks, Inc.	192,900	5,468,715
♦U.S. Bancorp	310,100	9,904,594
♦Wells Fargo & Co.	337,400	11,532,332

		35,153,903

	Shares	Value

Commercial Services & Supplies 0.3%
Avery Dennison Corp.	46,200	$1,613,304

Communications Equipment 2.0%
Cisco Systems, Inc.	261,200	5,132,580
Harris Corp.	116,300	5,694,048
Nokia Oyj, Sponsored ADR (b)	371,000	1,465,450

		12,292,078

Computers & Peripherals 1.0%
Dell, Inc.	418,100	4,235,353
Hewlett-Packard Co.	150,100	2,138,925

		6,374,278

Construction Materials 0.8%
Vulcan Materials Co.	92,300	4,804,215

Consumer Finance 2.9%
♦American Express Co.	163,600	9,403,728
Capital One Financial Corp.	71,600	4,147,788
SLM Corp.	254,000	4,351,020

		17,902,536

Distributors 0.5%
Genuine Parts Co.	49,600	3,153,568

Diversified Financial Services 3.9%
Bank of America Corp.	663,700	7,698,920
♦JPMorgan Chase & Co.	364,400	16,022,668

		23,721,588

Diversified Telecommunication Services 3.5%
♦AT&T, Inc.	326,000	10,989,460
CenturyLink, Inc.	79,500	3,110,040
Telefonica S.A.	129,995	1,765,167
Verizon Communications, Inc.	126,800	5,486,636

		21,351,303

Electric Utilities 4.2%
Duke Energy Corp.	123,645	7,888,551
Entergy Corp.	95,100	6,062,625
Exelon Corp.	177,500	5,278,850
FirstEnergy Corp.	57,200	2,388,672
Xcel Energy, Inc.	148,600	3,969,106

		25,587,804

Electrical Equipment 1.6%
Eaton Corp. PLC	55,784	3,023,493
Emerson Electric Co.	133,900	7,091,344

		10,114,837

Electronic Equipment & Instruments 0.7%
Corning, Inc.	353,700	4,463,694

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-413

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Energy Equipment & Services 1.7%
Diamond Offshore Drilling, Inc.	69,700	$4,736,812
Schlumberger, Ltd.	83,000	5,751,070

		10,487,882

Food Products 2.6%
Archer-Daniels-Midland Co.	189,100	5,179,449
Campbell Soup Co.	150,300	5,243,967
ConAgra Foods, Inc.	96,700	2,852,650
McCormick & Co., Inc.	44,500	2,827,085

		16,103,151

Health Care Providers & Services 0.5%
Quest Diagnostics, Inc.	55,700	3,245,639

Hotels, Restaurants & Leisure 0.5%
Carnival Corp.	88,700	3,261,499

Household Durables 0.7%
Whirlpool Corp.	41,500	4,222,625

Household Products 1.6%
Clorox Co. (The)	82,100	6,011,362
Energizer Holdings, Inc.	31,700	2,535,366
Procter & Gamble Co. (The)	19,000	1,289,910

		9,836,638

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The)	158,400	1,694,880

Industrial Conglomerates 4.0%
3M Co.	90,300	8,384,355
♦General Electric Co.	787,600	16,531,724

		24,916,079

Insurance 4.6%
Allstate Corp. (The)	165,900	6,664,203
Chubb Corp. (The)	37,100	2,794,372
Lincoln National Corp.	119,900	3,105,410
Loews Corp.	50,500	2,057,875
Marsh & McLennan Cos., Inc.	193,100	6,656,157
Sun Life Financial, Inc.	91,400	2,424,842
Willis Group Holdings PLC	82,300	2,759,519
XL Group PLC	78,900	1,977,234

		28,439,612

IT Services 0.9%
Computer Sciences Corp.	130,900	5,242,545

Leisure Equipment & Products 1.4%
Hasbro, Inc.	58,100	2,085,790
Mattel, Inc.	169,900	6,221,738

		8,307,528

	Shares	Value

Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	57,000	$2,333,580
Thermo Fisher Scientific, Inc.	126,700	8,080,926

		10,414,506

Machinery 2.1%
Illinois Tool Works, Inc.	126,300	7,680,303
Ingersoll-Rand PLC	77,800	3,731,288
Xylem, Inc.	57,500	1,558,250

		12,969,841

Media 5.1%
Cablevision Systems Corp. Class A	169,800	2,536,812
Comcast Corp. Class A	102,100	3,816,498
Madison Square Garden Co. Class A (a)	53,300	2,363,855
McGraw-Hill Cos., Inc. (The)	100,600	5,499,802
New York Times Co. (The) Class A (a)	183,300	1,563,549
Time Warner, Inc.	166,100	7,944,563
Walt Disney Co. (The)	113,200	5,636,228
WPP PLC	136,328	1,981,837

		31,343,144

Metals & Mining 1.6%
Cliffs Natural Resources, Inc.	51,300	1,978,128
Newmont Mining Corp.	34,800	1,616,112
Nucor Corp.	144,600	6,243,828

		9,838,068

Multi-Utilities 1.2%
NiSource, Inc.	253,600	6,312,104
TECO Energy, Inc.	59,200	992,192

		7,304,296

Multiline Retail 1.5%
Kohl’s Corp.	126,800	5,449,864
Macy’s, Inc.	94,300	3,679,586

		9,129,450

Oil, Gas & Consumable Fuels 12.3%
Anadarko Petroleum Corp.	80,600	5,989,386
Apache Corp.	65,700	5,157,450
BP PLC, Sponsored ADR (b)	82,700	3,443,628
♦Chevron Corp.	135,900	14,696,226
ConocoPhillips	42,100	2,441,379
CONSOL Energy, Inc.	133,000	4,269,300
♦ExxonMobil Corp.	153,600	13,294,080
Hess Corp.	101,100	5,354,256
Murphy Oil Corp.	116,800	6,955,440
Petroleo Brasileiro S.A., ADR (b)	88,700	1,726,989
♦Royal Dutch Shell PLC, ADR (b)	147,400	10,163,230
Spectra Energy Corp.	81,500	2,231,470

		75,722,834

M-414	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Paper & Forest Products 1.9%
♦International Paper Co.	219,500	$8,744,880
MeadWestvaco Corp.	100,800	3,212,496

		11,957,376

Personal Products 0.6%
Avon Products, Inc.	254,900	3,660,364

Pharmaceuticals 4.5%
Bristol-Myers Squibb Co.	148,600	4,842,874
Johnson & Johnson	117,400	8,229,740
Merck & Co., Inc.	167,800	6,869,732
Pfizer, Inc.	311,300	7,807,404

		27,749,750

Real Estate Investment Trusts 0.7%
Weyerhaeuser Co.	165,500	4,604,210

Road & Rail 1.0%
Norfolk Southern Corp.	101,400	6,270,576

Semiconductors & Semiconductor Equipment 2.1%
Analog Devices, Inc.	104,700	4,403,682
Applied Materials, Inc.	319,000	3,649,360
First Solar, Inc. (a)	32,900	1,015,952
Texas Instruments, Inc.	121,000	3,743,740

		12,812,734

Software 1.4%
CA, Inc.	63,200	1,389,136
Microsoft Corp.	276,000	7,377,480

		8,766,616

Specialty Retail 0.7%
Staples, Inc.	323,000	3,682,200
Tiffany & Co.	6,300	361,242

		4,043,442

Wireless Telecommunication Services 0.3%
Vodafone Group PLC	792,973	1,994,221

Total Common Stocks (Cost $559,488,162)		583,682,017

Convertible Preferred Stock 0.6%
Automobiles 0.6%
General Motors Co. 4.75%	87,450	3,859,169

Total Convertible Preferred Stock (Cost $3,726,064)		3,859,169

	Principal Amount	Value

Short-Term Investment 4.7%
Repurchase Agreement 4.7%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $28,646,107 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.07% and a maturity date of 11/7/22, with a Principal Amount of $29,495,000 and a Market Value of $29,223,204)	$28,646,091	$28,646,091

Total Short-Term Investment (Cost $28,646,091)		28,646,091

Total Investments (Cost $591,860,317) (c)	100.0%	616,187,277
Other Assets, Less Liabilities	0.0 ‡	215,529
Net Assets	100.0%	$616,402,806

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of December 31, 2012, cost is $591,936,316 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$39,000,517
Gross unrealized depreciation	(14,749,556)

Net unrealized appreciation	$24,250,961

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-415

Portfolio of Investments December 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Diversified Telecommunication Services	$19,586,136	$1,765,167	$—	$21,351,303
Media	29,361,307	1,981,837	—	31,343,144
Wireless Telecommunication Services	—	1,994,221	—	1,994,221
All Other Industries	528,993,349	—	—	528,993,349

Total Common Stocks	577,940,792	5,741,225	—	583,682,017

Convertible Preferred Stock	3,859,169	—	—	3,859,169
Short-Term Investment
Repurchase Agreement	—	28,646,091	—	28,646,091

Total Investments in Securities	$581,799,961	$34,387,316	$—	$616,187,277

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-416	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $591,860,317)	$616,187,277
Cash	28,078
Cash denominated in foreign currencies (identified cost $5)	5
Receivables:
Fund shares sold	2,272,899
Dividends and interest	713,029
Other assets	750

Total assets	619,202,038

Liabilities
Payables:
Investment securities purchased	1,964,558
Manager (See Note 3)	383,889
Fund shares redeemed	309,112
NYLIFE Distributors (See Note 3)	51,181
Shareholder communication	47,102
Professional fees	39,004
Custodian	3,520
Trustees	866

Total liabilities	2,799,232

Net assets	$616,402,806

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,191
Additional paid-in capital	577,560,523

577,617,714
Undistributed net investment income	8,775,690
Accumulated net realized gain (loss) on investments and foreign currency transactions	5,681,598
Net unrealized appreciation (depreciation) on investments	24,326,960
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	844

Net assets	$616,402,806

Initial Class
Net assets applicable to outstanding shares	$374,321,632

Shares of beneficial interest outstanding	34,700,139

Net asset value per share outstanding	$10.79

Service Class
Net assets applicable to outstanding shares	$242,081,174

Shares of beneficial interest outstanding	22,490,517

Net asset value per share outstanding	$10.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-417

Statement of Operations

for the period February 17, 2012 (inception date) through December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$12,963,115
Interest	2,025

Total income	12,965,140

Expenses
Manager (See Note 3)	3,541,711
Distribution and service—Service Class (See Note 3)	521,254
Shareholder communication	89,968
Professional fees	63,515
Custodian	19,549
Trustees	10,940
Miscellaneous	16,920

Total expenses before waiver/reimbursement	4,263,857

Expense waiver/reimbursement from Manager (See Note 3)	(221,855)

Net expenses	4,042,002

Net investment income (loss)	8,923,138

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	5,535,638
Foreign currency transactions	(1,488)

Net realized gain (loss) on investments and foreign currency transactions	5,534,150

Net change in unrealized appreciation (depreciation) on:
Investments	24,326,960
Translation of other assets and liabilities in foreign currencies	844

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	24,327,804

Net realized and unrealized gain (loss) on investments and foreign currency transactions	29,861,954

Net increase (decrease) in net assets resulting from operations	$38,785,092

(a)	Dividends recorded net of foreign withholding taxes in the amount of $89,979.

M-418	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through December 31, 2012

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,923,138
Net realized gain (loss) on investments and foreign currency transactions	5,534,150
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	24,327,804

Net increase (decrease) in net assets resulting from operations	38,785,092

Capital share transactions:
Net proceeds from sale of shares	655,547,131
Cost of shares redeemed	(77,929,417)

Increase (decrease) in net assets derived from capital share transactions	577,617,714

Net increase (decrease) in net assets	616,402,806

Net Assets
Beginning of period	—

End of period	$616,402,806

Undistributed net investment income at end of period	$8,775,690

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-419

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.19
Net realized and unrealized gain (loss) on investments	0.60

Total from investment operations	0.79

Net asset value at end of period	$10.79

Total investment return	7.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15	%††
Net expenses	0.79	%††
Expenses (before waiver/reimbursement)	0.84	%††
Portfolio turnover rate	15%
Net assets at end of period (in 000’s)	$374,322

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.17
Net realized and unrealized gain (loss) on investments	0.59

Total from investment operations	0.76

Net asset value at end of period	$10.76

Total investment return	7.60	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85	%††
Net expenses	1.04	%††
Expenses (before waiver/reimbursement)	1.09	%††
Portfolio turnover rate	15%
Net assets at end of period (in 000’s)	$242,081

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-420	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP U.S. Small Cap Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2012

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	12.80%	0.41%	9.90%	0.85%
Service Class Shares[3]	12.52	0.17	9.63	1.10

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500™ Index[4]	17.88%	4.34%	10.49%
Average Lipper Variable Products Small-Cap Core Portfolio[5]	15.68	3.41	9.03

1.	Performance figures shown for the ten-year period ended December 31, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.89% for Initial Class shares and 9.62% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per share growth value compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-421

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2012 to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,076.00	$4.33	$1,021.00	$4.22

Service Class Shares	$1,000.00	$1,074.60	$5.63	$1,019.70	$5.48

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.83% for Initial Class and 1.08% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-422	MainStay VP U.S. Small Cap Portfolio

Industry Composition as of December 31, 2012 (Unaudited)

Machinery	10.4%
Health Care Equipment & Supplies	7.9
Textiles, Apparel & Luxury Goods	5.5
Commercial Banks	4.7
Hotels, Restaurants & Leisure	4.6
Semiconductors & Semiconductor Equipment	4.1
Chemicals	4.0
Specialty Retail	3.6
Electric Utilities	3.4
Auto Components	3.3
IT Services	3.2
Food Products	3.1
Health Care Providers & Services	3.1
Aerospace & Defense	3.0
Road & Rail	3.0
Electronic Equipment & Instruments	2.6
Building Products	2.4
Diversified Consumer Services	1.8
Biotechnology	1.7
Containers & Packaging	1.7

Multi-Utilities	1.7%
Communications Equipment	1.5
Household Durables	1.5
Insurance	1.5
Pharmaceuticals	1.5
Diversified Financial Services	1.4
Thrifts & Mortgage Finance	1.4
Computers & Peripherals	1.3
Real Estate Investment Trusts	1.1
Commercial Services & Supplies	1.0
Energy Equipment & Services	1.0
Food & Staples Retailing	1.0
Capital Markets	0.9
Trading Companies & Distributors	0.8
Professional Services	0.7
Software	0.7
Diversified Telecommunication Services	0.6
Short-Term Investment	3.5
Other Assets, Less Liabilities	(0.2)

100.0%

See Portfolio of Investments beginning on page M-426 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Mueller Industries, Inc.
2.	Genesee & Wyoming, Inc. Class A
3.	Wabtec Corp.
4.	Woodward, Inc.
5.	NeuStar, Inc. Class A
6.	Ingredion, Inc.
7.	Teleflex, Inc.
8.	Service Corp. International
9.	Alkermes PLC
10.	Westar Energy, Inc.

mainstayinvestments.com	M-423

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter, CFA, William Priest, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its peers and its benchmark during the reporting period?

For the 12 months ended December 31, 2012, MainStay VP U.S. Small Cap Portfolio returned 12.80% for Initial Class shares and 12.52% for Service Class shares. Both share classes underperformed the 15.68% return of the average Lipper1 Variable Products Small-Cap Core Portfolio and the 17.88% return of the Russell 2500™ Index1 for the 12 months ended December 31, 2012. The Russell 2500™ Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

A handful of companies that ran into difficulty during the year hampered the Portfolio’s overall results. The Portfolio’s cash position also weighed on returns in a fast-rising market.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive contributions to relative returns came from the consumer discretionary and materials sectors. (Contributions take weightings and total returns into account.) In both cases stock selection was the primary reason; however, having a larger-than-index position in the consumer discretionary sector also helped. Over the course of the year we viewed parts of the energy sector as vulnerable, and this sector ended the year with the weakest results. Having less exposure to this sector relative to the Russell 2500™ Index was a positive factor.

The weakest sectors in terms of relative returns were industrials, health care and information technology. In each sector, stock selection hampered results.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest contributions to returns were gaming systems maker Multimedia Games, home builder Ryland Group and clinical test-ing services company Bio-Reference Laboratories. Multimedia Games experienced strong demand for its games and systems from casino operators. Ryland Group rallied with the stabilization of the housing market and its subsequent upturn. In October, new housing starts rose to their highest annualized levels since 2008. Bio-Reference Laboratories, which specializes in women’s health and has the bulk of its offices in the New York metro area, continued to see strong growth in free cash flow.

Among the stocks that detracted the most from the Portfolio’s results were drug manufacturer Endo Health Solutions, apparel retailer Express and audio technology company DTS. Endo Health Solutions declined on fears of generic competition, and prescriptions for the crush-proof version of the company’s Opana ER pain medication were less than expected. Express missed earnings and issued downbeat guidance, causing the stock to sell off. We continue to hold the security because we believe that this is a short-term issue. Michael Weiss, the architect of the brand’s early success, returned as CEO in 2007 and has improved store productivity, introduced high-margin products and launched online shopping for the brand. At current valuations, we feel the stock has significant upside potential. DTS reported disappointing earnings and revised estimates downward. The culprit was slow Blu-ray sales. Network-connected device revenue growth was strong, and revenue surpassed that of Blu-ray. While we expect the growth in new connected and mobile device initiatives to drive renewed growth over time, we eliminated the position from the Portfolio.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made several significant purchases during the year, including managed care company Wellcare Health Plans and orthopedic device company Wright Medical Group. WellCare Health Plans appears well positioned to benefit from the expansion of Medicaid and from state governments seeking to save costs by turning their Medicaid membership over to private plans. Wright Medical Group generates strong cash flow from hip and knee replacements and is poised to grow in other areas of joint reconstruction.

Sales during the year included regional bank Texas Capital Bancshares and auto repair company Monro

Muffler Brake. We sold Texas Capital Bancshares on strength after it approached our target price. We chose to sell Monro Muffler Brake because our investment thesis, which was predicated on aging car fleets, began to wane as new car sales increased.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-424	MainStay VP U.S. Small Cap Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

We increased the Portfolio’s already large exposure to consumer discretionary and health care companies. We also raised exposure to the information technology sector. We reduced the Portfolio’s exposure to financials, telecommunication services and utilities. These moves were the result of stock-specific decisions; they were not top-down predictions for indi- vidual sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio’s largest sector positions in absolute terms and relative to the Russell 2500™ Index were in industrials and consumer discretionary. The Portfolio also had substantially more exposure to the health care sector than the Index.

As of the same date, the financials sector represented the largest deviation from the Index, with the Portfolio having roughly half the exposure to the sector. The Portfolio also held a substantially underweight position in the energy sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-425

Portfolio of Investments December 31, 2012

	Shares	Value

Common Stocks 96.7%†
Aerospace & Defense 3.0%
Curtiss-Wright Corp.	99,500	$3,266,585
HEICO Corp. Class A	3,000	95,940
Hexcel Corp. (a)	153,050	4,126,228

		7,488,753

Auto Components 3.3%
Dana Holding Corp.	191,800	2,993,998
Tenneco, Inc. (a)	85,500	3,001,905
Visteon Corp. (a)	43,000	2,314,260

		8,310,163

Biotechnology 1.7%
♦Alkermes PLC (a)	236,949	4,388,295

Building Products 2.4%
Armstrong World Industries, Inc.	43,350	2,199,146
Masco Corp.	111,850	1,863,421
Simpson Manufacturing Co., Inc.	63,300	2,075,607

		6,138,174

Capital Markets 0.9%
Waddell & Reed Financial, Inc. Class A	68,650	2,390,393

Chemicals 4.0%
Chemtura Corp. (a)	148,550	3,158,173
Flotek Industries, Inc. (a)	263,900	3,219,580
Methanex Corp.	121,350	3,867,424

		10,245,177

Commercial Banks 4.7%
Bank of Hawaii Corp.	79,050	3,482,152
BankUnited, Inc.	138,750	3,391,050
CVB Financial Corp.	85,255	886,652
Investors Bancorp, Inc.	238,400	4,238,752

		11,998,606

Commercial Services & Supplies 1.0%
Waste Connections, Inc.	76,250	2,576,488

Communications Equipment 1.5%
Harmonic, Inc. (a)	755,073	3,828,220

Computers & Peripherals 1.3%
Diebold, Inc.	105,750	3,237,008

Containers & Packaging 1.7%
Silgan Holdings, Inc.	100,560	4,182,290

	Shares	Value

Diversified Consumer Services 1.8%
♦Service Corp. International	323,000	$4,460,630

Diversified Financial Services 1.4%
CBOE Holdings, Inc.	121,900	3,591,174

Diversified Telecommunication Services 0.6%
Lumos Networks Corp.	149,100	1,493,982

Electric Utilities 3.4%
Great Plains Energy, Inc.	211,150	4,288,456
♦Westar Energy, Inc.	152,550	4,365,981

		8,654,437

Electronic Equipment & Instruments 2.6%
MTS Systems Corp.	62,000	3,157,660
National Instruments Corp.	128,694	3,321,592

		6,479,252

Energy Equipment & Services 1.0%
Dril-Quip, Inc. (a)	34,931	2,551,710

Food & Staples Retailing 1.0%
Spartan Stores, Inc.	161,300	2,477,568

Food Products 3.1%
♦Ingredion, Inc.	77,250	4,977,217
TreeHouse Foods, Inc. (a)	52,700	2,747,251

		7,724,468

Health Care Equipment & Supplies 7.9%
Alere, Inc. (a)	60,400	1,117,400
Haemonetics Corp. (a)	98,500	4,022,740
Integra LifeSciences Holdings Corp. (a)	70,980	2,766,091
Sirona Dental Systems, Inc. (a)	56,484	3,640,959
♦Teleflex, Inc.	63,850	4,553,143
Wright Medical Group, Inc. (a)	182,485	3,830,360

		19,930,693

Health Care Providers & Services 3.1%
Bio-Reference Laboratories, Inc. (a)	143,005	4,102,813
WellCare Health Plans, Inc. (a)	77,720	3,784,187

		7,887,000

Hotels, Restaurants & Leisure 4.6%
Brinker International, Inc.	118,370	3,668,286
Life Time Fitness, Inc. (a)	40,280	1,982,179
Multimedia Games Holding Co., Inc. (a)	196,995	2,897,797
SHFL Entertainment, Inc. (a)	216,300	3,136,350

		11,684,612

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-426	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Household Durables 1.5%
Ryland Group, Inc. (The)	102,750	$3,750,375

Insurance 1.5%
Arthur J. Gallagher & Co.	109,350	3,788,978

IT Services 3.2%
Forrester Research, Inc.	114,335	3,064,178
♦NeuStar, Inc. Class A (a)	118,900	4,985,477

		8,049,655

Machinery 10.4%
Actuant Corp. Class A	48,450	1,352,240
Colfax Corp. (a)	34,950	1,410,232
Harsco Corp.	169,050	3,972,675
Kennametal, Inc.	52,531	2,101,240
♦Mueller Industries, Inc.	112,709	5,638,831
Navistar International Corp. (a)	56,050	1,220,209
♦Wabtec Corp.	61,287	5,365,064
♦Woodward, Inc.	135,500	5,166,615

		26,227,106

Multi-Utilities 1.7%
Vectren Corp.	145,350	4,273,290

Pharmaceuticals 1.5%
Endo Health Solutions, Inc. (a)	143,200	3,761,864

Professional Services 0.7%
Resources Connection, Inc.	150,000	1,791,000

Real Estate Investment Trusts 1.1%
Tanger Factory Outlet Centers, Inc.	84,250	2,881,350

Road & Rail 3.0%
Con-way, Inc.	81,550	2,268,721
♦Genesee & Wyoming, Inc. Class A (a)	71,366	5,429,525

		7,698,246

Semiconductors & Semiconductor Equipment 4.1%
Cypress Semiconductor Corp. (a)	278,750	3,021,650
Teradyne, Inc. (a)	169,200	2,857,788
Veeco Instruments, Inc. (a)	79,420	2,344,479
Volterra Semiconductor Corp. (a)	126,360	2,169,601

		10,393,518

Software 0.7%
Solera Holdings, Inc.	34,050	1,820,654

	Shares	Value
Specialty Retail 3.6%
Express, Inc. (a)	209,000	$3,153,810
JoS. A. Bank Clothiers, Inc. (a)	56,300	2,397,254
Sonic Automotive, Inc.	176,750	3,692,307

		9,243,371

Textiles, Apparel & Luxury Goods 5.5%
G-III Apparel Group, Ltd. (a)	79,000	2,704,170
Iconix Brand Group, Inc. (a)	191,800	4,280,976
Perry Ellis International, Inc.	145,350	2,892,465
Warnaco Group, Inc. (The) (a)	57,150	4,090,225

		13,967,836

Thrifts & Mortgage Finance 1.4%
Brookline Bancorp, Inc.	410,650	3,490,525

Trading Companies & Distributors 0.8%
Titan Machinery, Inc. (a)	79,060	1,952,782

Total Common Stocks (Cost $216,290,909)		244,809,643

	Principal Amount

Short-Term Investment 3.5%
Repurchase Agreement 3.5%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $8,886,679 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $9,030,000 and a Market Value of $9,068,080)	$8,886,674	8,886,674

Total Short-Term Investment (Cost $8,886,674)		8,886,674

Total Investments (Cost $225,177,583) (b)	100.2%	253,696,317
Other Assets, Less Liabilities	(0.2)	(477,052)
Net Assets	100.0%	$253,219,265

(a)	Non-income producing security.

(b)	As of December 31, 2012, cost is $225,470,337 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$38,189,556
Gross unrealized depreciation	(9,963,576)

Net unrealized appreciation	$28,225,980

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-427

Portfolio of Investments December 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$244,809,643	$—	$—	$244,809,643
Short-Term Investment
Repurchase Agreement	—	8,886,674	—	8,886,674

Total Investments in Securities	$244,809,643	$8,886,674	$—	$253,696,317

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-428	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $225,177,583)	$253,696,317
Receivables:
Investment securities sold	885,353
Fund shares sold	100,934
Dividends and interest	99,215

Total assets	254,781,819

Liabilities
Payables:
Investment securities purchased	1,165,024
Manager (See Note 3)	167,501
Fund shares redeemed	148,070
Professional fees	34,042
NYLIFE Distributors (See Note 3)	26,119
Shareholder communication	20,103
Custodian	1,224
Trustees	358
Accrued expenses	113

Total liabilities	1,562,554

Net assets	$253,219,265

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,495
Additional paid-in capital	236,582,508

236,608,003
Undistributed net investment income	2,223,915
Accumulated net realized gain (loss) on investments	(14,131,387)
Net unrealized appreciation (depreciation) on investments	28,518,734

Net assets	$253,219,265

Initial Class
Net assets applicable to outstanding shares	$128,575,966

Shares of beneficial interest outstanding	12,777,887

Net asset value per share outstanding	$10.06

Service Class
Net assets applicable to outstanding shares	$124,643,299

Shares of beneficial interest outstanding	12,717,335

Net asset value per share outstanding	$9.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-429

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$4,717,006
Interest	917

Total income	4,717,923

Expenses
Manager (See Note 3)	2,071,285
Distribution and service—Service Class (See Note 3)	302,980
Professional fees	47,404
Shareholder communication	42,164
Custodian	9,411
Trustees	7,079
Miscellaneous	13,594

Total expenses	2,493,917

Net investment income (loss)	2,224,006

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	10,201,224
Net change in unrealized appreciation (depreciation) on investments	18,501,297

Net realized and unrealized gain (loss) on investments	28,702,521

Net increase (decrease) in net assets resulting from operations	$30,926,527

(a)	Dividends recorded net of foreign withholding taxes in the amount of $14,378.

M-430	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,224,006	$879,973
Net realized gain (loss) on investments	10,201,224	11,096,565
Net change in unrealized appreciation (depreciation) on investments	18,501,297	(21,027,296)

Net increase (decrease) in net assets resulting from operations	30,926,527	(9,050,758)

Dividends to shareholders:
From net investment income:
Initial Class	(618,731)	(1,185,152)
Service Class	(261,257)	(828,201)

Total dividends to shareholders	(879,988)	(2,013,353)

Capital share transactions:
Net proceeds from sale of shares	46,215,355	105,132,159
Net asset value of shares issued to shareholders in reinvestment of dividends	879,988	2,013,353
Cost of shares redeemed	(80,685,957)	(79,851,073)

Increase (decrease) in net assets derived from capital share transactions	(33,590,614)	27,294,439

Net increase (decrease) in net assets	(3,544,075)	16,230,328

Net Assets
Beginning of year	256,763,340	240,533,012

End of year	$253,219,265	$256,763,340

Undistributed net investment income at end of year	$2,223,915	$879,966

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-431

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$8.96	$9.31	$7.45	$5.28		$14.98

Net investment income (loss) (a)	0.09	0.04	0.08	(0.00	)‡	(0.01)
Net realized and unrealized gain (loss) on investments	1.05	(0.33)	1.78	2.17		(6.90)

Total from investment operations	1.14	(0.29)	1.86	2.17		(6.91)

Less dividends and distributions:
From net investment income	(0.04)	(0.06)	(0.00)‡	—		—
From net realized gain on investments	—	—	—	—		(2.79)

Total dividends and distributions	(0.04)	(0.06)	(0.00)‡	—		(2.79)

Net asset value at end of year	$10.06	$8.96	$9.31	$7.45		$5.28

Total investment return	12.80%	(2.75%)	25.03%	41.10	% (b)	(47.22%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	0.46%	0.98%	(0.02%)		(0.13%)
Net expenses	0.83%	0.84%	0.85%	1.08%		0.95%
Portfolio turnover rate	32%	46%	70%	186%		279%
Net assets at end of year (in 000’s)	$128,576	$141,113	$107,627	$76,143		$14,963

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Year ended December 31,
	2012	2011	2010		2009		2008
Net asset value at beginning of year	$8.73	$9.07	$7.27		$5.17		$14.80

Net investment income (loss) (a)	0.06	0.02	0.07		(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments	1.03	(0.30)	1.73		2.12		(6.80)

Total from investment operations	1.09	(0.28)	1.80		2.10		(6.84)

Less dividends and distributions:
From net investment income	(0.02)	(0.06)	—		—		—
From net realized gain on investments	—	—	—		—		(2.79)

Total dividends and distributions	(0.02)	(0.06)	—		—		(2.79)

Net asset value at end of year	$9.80	$8.73	$9.07		$7.27		$5.17

Total investment return	12.52%	(2.99%)	24.76	%(b)	40.62	% (b)	(47.35%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%	0.19%	0.84%		(0.39%)		(0.38%)
Net expenses	1.08%	1.09%	1.10%		1.33%		1.20%
Portfolio turnover rate	32%	46%	70%		186%		279%
Net assets at end of year (in 000’s)	$124,643	$115,651	$132,906		$109,781		$33,458

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-432	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Van Eck Global Hard Assets Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended December 31, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–9.18%	0.96%

Benchmark Performance	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[3]	–6.88%
S&P 500® Index[3]	6.86
Average Lipper Variable Products Natural Resources Portfolio[4]	–9.18

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-433

Cost in Dollars of a $1,000 Investment in MainStay VP Van Eck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2012, to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,116.30	$5.00	$1,020.40	$4.77

1.	Expenses are equal to the Portfolio’s annualized expense ratio of 0.94% multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-434	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio Composition as of December 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-438 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2012 (excluding short-term investment) (Unaudited)

1.	Anadarko Petroleum Corp.

2.	Halliburton Co.

3.	Schlumberger, Ltd.

4.	Xstrata PLC

5.	Pioneer Natural Resources Co.
6.	Cimarex Energy Co.

7.	Marathon Oil Corp.

8.	Rio Tinto PLC, Sponsored ADR

9.	Occidental Petroleum Corp.

10.	First Quantum Minerals, Ltd.

mainstayinvestments.com	M-435

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of co-portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation, the Portfolio’s Subadvisor.

How did MainStay VP Van Eck Global Hard Assets Portfolio perform relative to its peers and its benchmark from February 17 through December 31, 2012?

The inception date for MainStay VP Van Eck Global Hard Assets Portfolio was February 17, 2012. From February 17 through December 31, 2012, the Portfo-lio returned –9.18% for Initial class shares. Over the same period, the Portfolio matched the –9.18% return of the average Lipper1 Variable Products Natural Resources Portfolio but underperformed the –6.88% return of the S&P North American Natural Resources Sector Index.1 The S&P North American Natural Resources Sector Index is the Portfolio’s broad-based securities-market index. The Portfolio also underperformed the 6.86% return of the S&P 500® Index1 for the period from February 17 through December 31, 2012. The S&P 500® Index is the Portfolio’s secondary benchmark.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed its benchmark in large part because of an overweight in the steel subindustry, as well as an overweight in oil-levered exploration & production companies relative to integrated oil & gas companies. Nevertheless, stock selection strengthened the Portfolio’s performance in several subindustries, including diversified metals & mining, oil & gas drilling, oil & gas equipment & services, as well as coal & consumable fuels.

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

The three subindustries that made the strongest positive contributions to performance relative to the S&P North American Natural Resources Sector Index were forest products, oil & gas drilling, and diversified metals & mining. (Contributions take weighting and total returns into account.) The three weakest-contributing subindustries to performance relative to the Index were steel, oil & gas exploration & production, and integrated oil & gas.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Two of the strongest positive contributors to the Portfolio’s absolute performance were both oil refiners—HollyFrontier and Western Refining. Both benefited from differentials in the pricing of West Texas Intermediate and Brent crude oil during the reporting period. Strong crack spreads further supported each of these refiners’ share price gains. (Crack spreads represent the differential between the price of crude oil and petroleum products extracted from it.) Another strong performer during the reporting period was building materials manufacturer Louisiana-Pacific. The company’s shares rose because of an improved housing market and strength in lumber and wood panel prices.

Among the stocks that detracted from the Portfolio’s absolute performance were U.S. iron ore and coal mining company Cliffs Natural Resources, oil & gas exploration & production company SM Energy and gold company Newmont Mining. Shares of Cliffs Natural Resources declined because of weak iron ore pricing during the reporting period. SM Energy was hurt by falling natural gas liquids prices.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we established a new position in integrated oil company Marathon Oil. We also initiated positions in Canadian gold mining companies Eldorado Gold and diversified metals & mining company Freeport-McMoRan Copper & Gold.

During the reporting period, we sold the Portfolio’s positions in integrated oil company Pacific Rubiales Energy. We also eliminated the Portfolio’s positions in agricultural chemicals company Potash Corp. of Saskatchewan.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-436	MainStay VP Van Eck Global Hard Assets Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

To a modest degree, we increased the Portfolio’s allocation to steel companies, as we anticipate that a demand recovery in China may continue and that U.S. steel prices may rebound. In energy, we increased the Portfolio’s allocation to companies in oil services and exploration and production.

We decreased exposure to integrated oil companies and to coal companies. We reduced the Portfolio’s allocation to agricultural companies, taking profits on relative strength. We also reduced the Portfolio’s allocation to gold mining companies.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2012, the Portfolio maintained an underweight position relative to the S&P North American Natural Resources Sector Index in energy stocks overall, but remained overweight among oil & gas drilling and, to a lesser extent, oil & gas explora-tion & production, and oil & gas equipment & services. The Portfolio was also overweight in diversified metals & mining and steel. As of the same date, the Portfolio was significantly underweight relative to the Index in integrated oil companies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-437

Portfolio of Investments December 31, 2012

	Shares	Value

Common Stocks 91.6%†
Bermuda 2.5%
African Minerals, Ltd. (Metals & Mining) (a)	427,000	$2,226,546
Seadrill, Ltd. (Energy Equipment & Services)	352,000	12,972,675

		15,199,221

Canada 10.6%
Eldorado Gold Corp. (Metals & Mining)	609,700	7,852,936
♦First Quantum Minerals, Ltd. (Metals & Mining)	673,200	14,828,403
Goldcorp, Inc. (Metals & Mining)	261,600	9,600,720
IAMGOLD Corp. (Metals & Mining)	786,700	9,023,449
Kinross Gold Corp. (Metals & Mining)	645,900	6,278,148
New Gold, Inc. (Metals & Mining) (a)	854,000	9,419,620
Osisko Mining Corp. (Metals & Mining) (a)	923,300	7,425,756

		64,429,032

Switzerland 2.0%
Noble Corp. (Energy Equipment & Services)	213,500	7,434,070
Weatherford International, Ltd. (Energy Equipment & Services) (a)	436,600	4,885,554

		12,319,624

United Kingdom 14.7%
Afren PLC (Oil, Gas & Consumable Fuels) (a)	4,903,000	10,750,093
BHP Billiton PLC (Metals & Mining)	363,500	12,773,209
Ensco PLC Class A (Energy Equipment & Services)	205,800	12,199,824
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	402,000	3,349,012
Randgold Resources, Ltd., ADR (Metals & Mining) (b)	105,800	10,500,650
♦Rio Tinto PLC, Sponsored ADR (Metals & Mining) (b)	282,800	16,427,852
♦Xstrata PLC (Metals & Mining)	1,313,700	23,365,558

		89,366,198

United States 61.8%
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	143,400	1,396,716
♦Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	357,800	26,588,118
Apache Corp. (Oil, Gas & Consumable Fuels)	84,600	6,641,100
Berry Petroluem Co. Class A (Oil, Gas & Consumable Fuels)	78,900	2,647,095
Cameron International Corp. (Energy Equipment & Services) (a)	162,600	9,180,396
♦Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	317,400	18,323,502
Cliffs Natural Resources, Inc. (Metals & Mining)	232,700	8,972,912

	Shares	Value

United States (continued)
Cloud Peak Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	171,200	$3,309,296
Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	148,100	11,930,936
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	348,200	11,177,220
Cummins, Inc. (Machinery)	71,200	7,714,520
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	203,900	13,857,044
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	88,500	1,692,120
Dril-Quip, Inc. (Energy Equipment & Services) (a)	159,600	11,658,780
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	205,800	7,038,360
Green Plains Renewable Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	78,900	624,099
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	113,500	4,337,970
♦Halliburton Co. (Energy Equipment & Services)	707,800	24,553,582
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	223,100	10,385,305
Jacobs Engineering Group, Inc. (Construction & Engineering) (a)	76,900	3,273,633
Key Energy Services, Inc. (Energy Equipment & Services) (a)	234,700	1,631,165
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	688,600	13,303,752
♦Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	540,500	16,571,730
Mosaic Co. (The) (Chemicals)	113,500	6,427,505
National-Oilwell Varco, Inc. (Energy Equipment & Services)	192,300	13,143,705
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	298,100	7,983,118
Newmont Mining Corp. (Metals & Mining)	307,800	14,294,232
♦Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	213,500	16,356,235
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	398,200	7,418,466
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	184,700	19,687,173
♦Schlumberger, Ltd. (Energy Equipment & Services)	346,200	23,988,198
SM Energy Co. (Oil, Gas & Consumable Fuels)	257,700	13,454,517
Steel Dynamics, Inc. (Metals & Mining)	277,000	3,803,210
Tesoro Corp. (Oil, Gas & Consumable Fuels)	165,400	7,285,870

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

M-438	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United States (continued)
United States Steel Corp. (Metals & Mining)	223,100	$5,325,397
Western Refining, Inc. (Oil, Gas & Consumable Fuels)	321,200	9,054,628
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels) (a)	257,700	11,176,449

		376,208,054

Total Common Stocks (Cost $616,070,267)		557,522,129

Exchange Traded Fund 1.2%(c)
United States 1.2%
SPDR Gold Shares (Capital Markets) (a)	46,200	7,484,862

Total Exchange Traded Fund (Cost $7,716,910)		7,484,862

	Number of Warrants

Warrants 0.0%‡
Canada 0.0%‡
Kinross Gold Corp. Strike Price $21.30 Expires 9/17/14 (Metals & Mining) (a)	34,300	10,173

Total Warrants (Cost $36,859)		10,173

	Principal Amount

Short-Term Investment 5.0%
Repurchase Agreement 5.0%
United States 5.0%
State Street Bank and Trust Co. 0.01%, dated 12/31/12 due 1/2/13 Proceeds at Maturity $30,461,325 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.07% and a maturity date of 11/7/22, with a Principal Amount of $31,360,000 and a Market Value of $31,071,018) (Capital Markets)	$30,461,308	30,461,308

Total Short-Term Investment (Cost $30,461,308)		30,461,308

Total Investments (Cost $654,285,344) (d)	97.8%	595,478,472
Other Assets, Less Liabilities	2.2	13,499,833
Net Assets	100.0%	$608,978,305
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	As of December 31, 2012, cost is $655,154,255 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$22,167,420
Gross unrealized depreciation	(81,843,203)

Net unrealized depreciation	$(59,675,783)

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-439

Portfolio of Investments December 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Bermuda	$—	$15,199,221	$—	$15,199,221
United Kingdom	39,128,326	50,237,872	—	89,366,198
All Other Countries	452,956,710	—	—	452,956,710

Total Common Stocks	492,085,036	65,437,093	—	557,522,129

Exchange Traded Fund	7,484,862	—	—	7,484,862
Warrants	10,173	—	—	10,173
Short-Term Investment
Repurchase Agreement (b)	—	30,461,308	—	30,461,308

Total Investments in Securities	$499,580,071	$95,898,401	$—	$595,478,472

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay VP Van Eck Global Hard Assets Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Capital Markets	$37,946,170	6.2%
Chemicals	6,427,505	1.0
Construction & Engineering	3,273,633	0.5
Energy Equipment & Services	142,923,459	23.5
Machinery	7,714,520	1.3
Metals & Mining	169,167,131	27.8
Oil, Gas & Consumable Fuels	214,722,302	35.3
Paper & Forest Products	13,303,752	2.2

	595,478,472	97.8
Other Assets, Less Liabilities	13,499,833	2.2

Net Assets	$608,978,305	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-440	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $654,285,344)	$595,478,472
Cash denominated in foreign currencies (identified cost $208)	211
Receivables:
Investment securities sold	14,332,278
Dividends and interest	209,770
Fund shares sold	91,574
Other assets	1,357

Total assets	610,113,662

Liabilities
Payables:
Fund shares redeemed	580,993
Manager (See Note 3)	454,283
Shareholder communication	49,584
Professional fees	45,529
Custodian	4,105
Trustees	863

Total liabilities	1,135,357

Net assets	$608,978,305

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$67,063
Additional paid-in capital	675,565,219

675,632,282
Undistributed net investment income	5,855,465
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,702,122)
Net unrealized appreciation (depreciation) on investments	(58,806,872)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(448)

Net assets applicable to outstanding shares	$608,978,305

Shares of beneficial interest outstanding	67,063,142

Net asset value per share outstanding	$9.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-441

Statement of Operations

for the period February 17, 2012 (inception date) through December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$10,563,112
Interest	3,375

Total income	10,566,487

Expenses
Manager (See Note 3)	4,907,728
Shareholder communication	104,889
Professional fees	77,334
Custodian	23,226
Trustees	13,445
Miscellaneous	33,601

Total expenses	5,160,223

Net investment income (loss)	5,406,264

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(13,221,483)
Foreign currency transactions	(31,438)

Net realized gain (loss) on investments and foreign currency transactions	(13,252,921)

Net change in unrealized appreciation (depreciation) on:
Investments	(58,806,872)
Translation of other assets and liabilities in foreign currencies	(448)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(58,807,320)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(72,060,241)

Net increase (decrease) in net assets resulting from operations	$(66,653,977)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $148,562.

M-442	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through December 31, 2012

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,406,264
Net realized gain (loss) on investments and foreign currency transactions	(13,252,921)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(58,807,320)

Net increase (decrease) in net assets resulting from operations	(66,653,977)

Capital share transactions:
Net proceeds from sale of shares	784,047,718
Cost of shares redeemed	(108,415,436)

Increase (decrease) in net assets derived from capital share transactions	675,632,282

Net increase (decrease) in net assets	608,978,305

Net Assets
Beginning of period	—

End of period	$608,978,305

Undistributed net investment income at end of period	$5,855,465

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-443

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through December 31,
	2012
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investments	(1.00)

Total from investment operations	(0.92)

Net asset value at end of period	$9.08

Total investment return	(9.20	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98	% ††
Net expenses	0.94	% ††
Portfolio turnover rate	24%
Net assets at end of period (in 000’s)	$608,978

**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-444	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company and is comprised of twenty-eight separate series (each a “Portfolio” and collectively, the “Portfolios”). Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any such historical information provided for each Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.‘s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock
January 29, 1993	Cash Management, Government, Growth Equity,(a) Income Builder and S&P 500 Index
May 1, 1995	High Yield Corporate Bond and International Equity
October 1, 1996	Convertible
May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap
July 2, 2001	Mid Cap Core
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Flexible Bond Opportunities(b)
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and Van Eck Global Hard Assets

(a)	Effective May 1, 2013, the name of MainStay VP Growth Equity Portfolio will change to MainStay VP Cornerstone Growth Portfolio. Please see the supplement dated January 11, 2013, to the Prospectus dated May 1, 2012 for more information.

(b)	Effective May 1, 2013, the name of MainStay VP Flexible Bond Opportunities Portfolio will change to MainStay VP Unconstrained Bond Portfolio. Please see the supplement dated December 13, 2012, to the Prospectus dated May 1, 2012 for more information.

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IX, VUL Separate Account-I

and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios (as defined below), which may invest in and own shares in any of the Portfolios or other MainStay Funds.

On May 13, 2003, the Board of Directors of MainStay VP Series Fund Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class was established. On April 5, 2011, the Board of Trustees (“Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the May 13, 2003 Multiple Class Plan. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder
June 5, 2003	Common Stock, Convertible, Growth Equity, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap
June 6, 2003	Large Cap Growth
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Flexible Bond Opportunities
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return and T. Rowe Price Equity Income

The investment objective for each Portfolio is as follows:

Balanced:  seeks total return.

Bond:  seeks total return.

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

Common Stock:  seeks long-term growth of capital.

Conservative Allocation:  seeks current income and, secondarily, long-term growth of capital.

Convertible:  seeks capital appreciation together with current income.

mainstayinvestments.com	M-445

Notes to Financial Statements (continued)

DFA / DuPont Capital Emerging Markets Equity:  seeks long-term capital appreciation.

Eagle Small Cap Growth:  seeks long-term capital appreciation.

Flexible Bond Opportunities:  seeks current income and total return by investing primarily in domestic and foreign debt securities. Effective May 1, 2013, the Portfolio’s investment objective will be revised to: seeks total return by investing primarily in domestic and foreign debt securities. Please see the supplement dated December 13, 2012, to the Prospectus dated May 1, 2012 for more information.

Floating Rate:  seeks high current income.

Government:  seeks current income.

Growth Allocation:  seeks long-term growth of capital.

Growth Equity:  seeks long-term growth of capital.

High Yield Corporate Bond:  seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity:  seeks total return.

Income Builder:  seeks current income consistent with reasonable opportunity for future growth of capital and income.

International Equity:  seeks long-term growth of capital.

Janus Balanced:  seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Large Cap Growth:  seeks long-term growth of capital.

MFS® Utilities:  seeks total return.

Mid Cap Core:  seeks long-term growth of capital.

Moderate Allocation:  seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation:  seeks long-term growth of capital and, secondarily, current income.

PIMCO Real Return:  seeks maximum real return, consistent with preservation of real capital and prudent investment management.

S&P 500 Index:  seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

T. Rowe Price Equity Income:  seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

U.S. Small Cap:  seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Van Eck Global Hard Assets:  seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of The MainStay Funds, a Massachusetts business trust, Eclipse Funds Inc., a Maryland corporation, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC also serves as manager (the “Underlying Portfolios/Funds”).

Prior to May 1, 2012, the investment objectives of certain Portfolios were as follows:

Balanced:  seeks high total return.

Bond:  seeks the highest income over the long term consistent with preservation of principal.

Common Stock:  seeks long-term growth of capital, with income as a secondary consideration.

Government:  seeks a high level of current income, consistent with safety of principal.

ICAP Select Equity:  seeks a superior total return.

International Equity:  seeks to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Note 2–Significant Accounting Policies

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

In December 2011, the FASB issued new accounting guidance that requires additional disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company’s financial position. This new accounting guidance will be effective, on a retrospective basis for all comparative periods presented, beginning on January 1, 2013. Management is currently evaluating the impact the adoption of this accounting guidance will have on the financial statements of the Portfolios.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

The Board has adopted procedures for the valuation of each Portfolio’s securities and has delegated the responsibility

M-446	MainStay VP Funds Trust

for valuation determination under those procedures to the Valuation Committee of the Portfolios (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of each Portfolio.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Portfolio’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2012, for each Portfolio’s investments is included at the end of each Portfolio’s respective Portfolio of Investments.

The valuation techniques used by the Portfolios to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Portfolios may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Portfolios’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended, December 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which

mainstayinvestments.com	M-447

Notes to Financial Statements (continued)

the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of a Portfolio’s Manager or Subadvisors reflect the security’s market value; and (vi) a security whose principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2012, the Convertible, DFA / DuPont Capital Emerging Markets Equity, Floating Rate, High Yield Corporate Bond, Income Builder and MFS® Utilities Portfolios held securities with values of $234, $43,079, $394,896, $29,651,935, $62,776 and $1,188,471, respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios principally trade, including the DFA / DuPont Capital Emerging Markets Equity, Income Builder, Janus Balanced, International Equity, MFS® Utilities and Van Eck Global Hard Assets Portfolios, and the time at which the Portfolios’ net asset values (“NAV(s)”) are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisors may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with a Portfolio’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of December 31, 2012, certain foreign equity securities held by the Portfolios were fair valued in such a manner.

Investments in Underlying Portfolios/Funds are valued at their NAV at the close of business each day. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded.

Investments in other mutual funds, including money market funds, are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean bid prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or brokers selected by the Portfolio’s Manager in consultation with the Portfolio’s Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio’s Manager, in consultation with the Portfolio’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

The Cash Management Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Securities in the Cash Management Portfolio are valued at their amortized cost in accordance with the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are generally categorized as Level 2 of the fair value hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

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Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as the liquidity of the Portfolios’ investments. As of

December 31, 2012, the Floating Rate and High Yield Corporate Bond Portfolios held securities with a value of $24,372,593 and $5,038,982, respectively, that were valued by single broker quotes and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of each Portfolio’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Floating Rate
Asset Class	Fair Value at 12/31/12	Valuation Technique	Unobservable Inputs	Range
Common Stock (1 position)	$394,896	Market Approach	Offered Quotes	$35.50 -$36.75
Floating Rate Loans (13 positions)	24,372,593	Market Approach	Offered Quotes	$96.50 -$101.50
Total	$24,767,489

High Yield Corporate Bond

Asset Class	Fair Value at 12/31/12	Valuation Technique	Unobservable Inputs	Range
Common Stocks (3 positions)	$1,724,433	Income/Market Approach	Estimated Remaining Claims/Value	$0.01
			Liquidity Discount	10% - 20%
			Discount Rate	12%
			EBITDA Multiple	5.5
Convertible Bonds (3 positions)	1,920,889	Income /Market Approach	Estimated Recovery Rate	$0.00 - $0.01
			Liquidity Discount	20%
			Discount Rate	9%
Corporate Bonds (6 positions)	17,388,834	Income/Market Approach	Estimated Remaining Cash/Collateral	$324M
			Liquidity Discount	15%
			Offered Quotes	$101.75
			Acquisition Price	$100
			Discount Rate	30%
			Distribution Percentage	73%
			Probability of Success/Recoupment	20% - 50%
			EBITDA Multiple	12
Loan Assignments & Participations (4 positions)	13,652,732	Income/Market Approach	Asset Coverage	1.83x- 3.26x
			Offered Quotes	$94.50 -$100
			Call Price	$103
Warrants (2 positions)	7	Income Approach	Probability of Liquidity Event	0%
Total	$34,686,895

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Notes to Financial Statements (continued)

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state or local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolios may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended December 31, 2012, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations.

(D)  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends, if any, are declared daily and paid at least monthly and distributions of net realized capital gains, if any, are declared and paid at least annually. Each of the other Portfolios intend to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in shares of the applicable Portfolio’s NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred,

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except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those incurred with related parties of each Portfolio, are shown on each Portfolio’s Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary. These indirect expenses of the Underlying Portfolios/Funds are not included in the amounts shown as expenses on each Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, a custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(I)  Reverse Repurchase Agreements.  A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the period ended December 31, 2012, PIMCO Real Return Portfolio’s average amount of borrowings under reverse repurchase agreements while outstanding was $17,987,788 at a weighted average interest rate of 3.26%. As of December 31, 2012, the Portfolios did not hold any reverse repurchase agreements.

(J)  Loan Assignments, Participations and Commitments.  The Flexible Bond Opportunities, Floating Rate, High Yield Corporate Bond, Income Builder and Janus Balanced Portfolios may invest in loan assignments and participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants

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Notes to Financial Statements (continued)

become insolvent or enter into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts, if any, are marked to market and any unrealized gains and losses are recorded in the Portfolio’s Statement of Asset and Liabilities. (See Note 7)

(K)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index). The Portfolios are subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. The Portfolios may enter into futures contracts for hedging purposes in managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of all of the margin owed to the Portfolios, potentially resulting in a loss. The Bond, Flexible Bond Opportunities and Income Builder Portfolios invest in futures contracts to help manage the duration and yield curve of their investment portfolios while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Growth Equity and S&P 500 Index Portfolios invest in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The

International Equity Portfolio may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject the Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Equity Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the International Equity Portfolio’s NAV and may result in a loss to the International Equity Portfolio. The International Equity Portfolio invests in futures contracts to reduce the Portfolio’s return volatility. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(L)  Securities Sold Short.  Certain Portfolios engage in sales of securities they do not own (“short sales”) as part of their investment strategy. When a Portfolio enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

(M)  Delayed Delivery Transactions.  Certain Portfolios may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a capital gain or loss, When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(N)  Foreign Currency Forward Contracts.  Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified

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rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Flexible Bond Opportunities, Income Builder and International Equity Portfolios may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects a Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(O)  Foreign Currency Transactions.  The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars using 4:00 p.m. Eastern time exchange rates provided by an independent third party at the following dates:

(i)	market value of investment securities, other assets and liabilities — at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses — at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(P)  Swap Contracts.  Certain Portfolios may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

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Notes to Financial Statements (continued)

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

A Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. A Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of December 31, 2012, PIMCO Real Return Portfolio held swap contracts.

(Q)  Options Contracts.  A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. A Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. As a result, writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

(R)  Interest Rate Swaptions.  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. As of December 31, 2012, PIMCO Real Return Portfolio held Interest Rate Swaptions.

During the period ended December 31, 2012, PIMCO Real Return had the following transactions in interest rate swaptions:

Interest Rate Swaptions	Notional Amount	Premium
Options Outstanding at January 1, 2012	—	$—
Options—Written	27,600,000	65,550
Options—Expired	—	—
Options—Canceled in closing transactions	—	—
Options Outstanding at December 31, 2012	27,600,000	65,550

(S)  Dollar Rolls.  Certain Portfolios may enter into dollar roll transactions in which they sell securities from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Portfolios are generally classified as purchase and sale transactions other than in the PIMCO Real Return Portfolio. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. The PIMCO Real Return Portfolio generally enters into dollar roll transactions that are considered financing transactions.

When accounted for as purchase and sales, the securities sold in connection the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase

M-454	MainStay VP Funds Trust

commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). During the period ended December 31, 2012, PIMCO Real Return Portfolio’s average amount of borrowings through dollar rolls was $55,649,648 at a weighted average interest rate of 0.27%.

(T)  Treasury Inflation-Protected Securities.  The PIMCO Real Return Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(U)  Securities Lending.  In order to realize additional income, each Portfolio, other than the Asset Allocation and Cash Management Portfolios, may engage in securities lending, subject to the limitations set forth in the 1940 Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with a lending agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of December 31, 2012.

(V)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Portfolios may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The International Equity Portfolio may invest in warrants when the underlying security cannot be purchased due to restrictions an industry and/or country places on foreign investors. The Convertible, Flexible Bond Opportunities, High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios may invest in warrants only if received as part of a corporate action. The Portfolios are exposed to risk until the sale or exercise of each right or warrant is completed.

(W)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Convertible, High Yield Corporate Bond and Income Builder Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(X)  Concentration of Risk.  The Flexible Bond Opportunities and High Yield Corporate Bond Portfolios invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—higher interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

mainstayinvestments.com	M-455

Notes to Financial Statements (continued)

The Flexible Bond Opportunities, Floating Rate, High Yield Corporate Bond, Income Builder and Janus Balanced Portfolios may invest in loans. The loans in which the Portfolios principally invest are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(Y)  Indemnifications.  Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(Z)  Quantitative Disclosure of Derivative  Holdings. The following tables show additional disclosures about the Bond, Convertible, DFA / DuPont Capital Emerging Markets Equity, Flexible Bond Opportunities, Growth Equity, High Yield Corporate Bond, Income Builder, International Equity, MFS® Utilities, Mid Cap Core, PIMCO Real Return, S&P 500 Index, T. Rowe Price Equity Income and Van Eck Global Hard Assets Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Bond

Fair value of derivatives instruments as of December 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(64,820)	$(64,820)

Total Realized Gain (Loss)		$—	$(64,820)	$(64,820)

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long (1)	—	319	319

Futures Contracts Short (1)	—	394	394

Futures Contracts Short (2)	—	(120)	(120)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

(2)	Amount disclosed represents the actual average held during the year ended December 31, 2012.

M-456	MainStay VP Funds Trust

Convertible

Fair value of derivatives instruments as of December 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$20,281	$20,281

Total Fair Value		$20,281	$20,281

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$7,886	$7,886

Total Change in Unrealized Appreciation (Depreciation)		$7,886	$7,886

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	1,268	1,268

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

DFA / DuPont Capital Emerging Markets Equity

Fair value of derivatives instruments as of December 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Rights	Investments in securities, at value	$17,226	$17,226
Warrants	Investments in securities, at value	1,628	1,628

Total Fair Value		$18,854	$18,854

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on investments/security transactions	$10,303	$10,303

Total Realized Gain (Loss)		$10,303	$10,303

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net change in unrealized appreciation (depreciation) on investments	$17,226	$17,226
Warrants	Net change in unrealized appreciation (depreciation) on investments	(192)	(192)

Total Change in Unrealized Appreciation (Depreciation)		$17,034	$17,034

mainstayinvestments.com	M-457

Notes to Financial Statements (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	166,648	166,648
Warrants	16,880	16,880

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

Flexible Bond Opportunities

Fair value of derivatives instruments as of December 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$237,526	$—	$237,526
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	91,697	91,697

Total Fair Value		$—	$237,526	$91,697	$329,223

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(294,077)	$(294,077)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(61,966)	—	—	(61,966)

Total Fair Value		$(61,966)	$—	$(294,077)	$(356,043)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(856,257)	$(856,257)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(171,028)	—	—	(171,028)

Total Realized Gain (Loss)		$(171,028)	$—	$(856,257)	$(1,027,285)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$92,367	$—	$92,367
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(92,797)	(92,797)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(68,250)	—	—	(68,250)

Total Change in Unrealized Appreciation (Depreciation)		$(68,250)	$92,367	$(92,797)	$(68,680)

M-458	MainStay VP Funds Trust

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	14,850	—	14,850
Futures Contracts Long	—	—	115	115
Futures Contracts Short	—	—	(528)	(528)
Forward Contracts Long	$435,074	$—	$—	$435,074
Forward Contracts Short	$(7,744,856)	$—	$—	$(7,744,856)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

Growth Equity

Fair value of derivatives instruments as of December 31, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(56,918)	$(56,918)

Total Fair Value		$(56,918)	$(56,918)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$948,720	$948,720

Total Realized Gain (Loss)		$948,720	$948,720

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(164,688)	$(164,688)

Total Change in Unrealized Appreciation (Depreciation)		$(164,688)	$(164,688)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts Long	82	82

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

mainstayinvestments.com	M-459

Notes to Financial Statements (continued)

High Yield Corporate Bond Portfolio

Fair value of derivatives instruments as of December 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$101,107	$101,107

Total Fair Value		$101,107	$101,107

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(153,335)	$(153,335)

Total Change in Unrealized Appreciation (Depreciation)		$(153,335)	$(153,335)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	4,095	4,095

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

Income Builder

Fair value of derivatives instruments as of December 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	252,679		15,529	268,208

Total Fair Value		$—	$252,679		$15,529	$268,208

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(252,982)	$—	$—	$(252,982)

Total Fair Value		$(252,982)	$—	$—	$(252,982)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

M-460	MainStay VP Funds Trust

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$6,061,489	$(329,781)	$5,731,708
Forward Contracts	Net realized gain (loss) on foreign currency transactions	717,999	—	—	717,999

Total Realized Gain (Loss)		$717,999	$6,061,489	$(329,781)	$6,449,707

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$383,018	$18,377	$401,395
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(397,378)	—	—	(397,378)

Total Change in Unrealized Appreciation (Depreciation)		$(397,378)	$383,018	$18,377	$4,017

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	8	—	8
Futures Contracts Long	—	734	45	779
Futures Contracts Short	—	—	(173)	(173)
Forward Contracts Long	$14,695,625	$—	$—	$14,695,625
Forward Contracts Short	$(42,597,541)	$—	$—	$(42,597,541)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

International Equity

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on investments/security transactions	$283,689	$283,689

Total Realized Gain (Loss)		$283,689	$283,689

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	566,104	566,104

(1)	Amount disclosed represents the actual average held during the year ended December 31, 2012.

mainstayinvestments.com	M-461

Notes to Financial Statements (continued)

MFS® Utilities

Fair value of derivatives instruments as of December 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$347,344	$—	$347,344

Total Fair Value		$347,344	$—	$347,344

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(2,735,391)	$—	$(2,735,391)

Total Fair Value		$(2,735,391)	$—	$(2,735,391)

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on investments/security transactions	$—	$(10,802)	$(10,802)
Warrants	Net realized gain (loss) on investments/security transactions	—	203,087	203,087
Forward Contracts	Net realized gain (loss) on foreign currency transactions	254	—	254

Total Realized Gain (Loss)		$254	$192,285	$192,539

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(2,388,047)	$—	$(2,388,047)

Total Change in Unrealized Appreciation (Depreciation)		$(2,388,047)	$—	$(2,388,047)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Warrants	—	463,527	463,527
Forward Contracts Long	$21,145,392	$—	$21,145,392

Forward Contracts Short	$(131,587,725)	$—	$(131,587,725)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

M-462	MainStay VP Funds Trust

Mid Cap Core

Fair value of derivatives instruments as of December 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$194,984	$194,984

Total Fair Value		$194,984	$194,984

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on investments/security transactions	$2,119	$2,119
Warrants	Net realized gain (loss) on investments/security transactions	(1)	(1)

Total Realized Gain (Loss)		$2,118	$2,118

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$95,904	$95,904

Total Change in Unrealized Appreciation (Depreciation)		$95,904	$95,904

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	496	496
Warrants	51,583	51,583

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

PIMCO Real Return

Fair value of derivatives instruments as of December 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$36,086	$36,086
Swap Contracts	Open swap agreements, at value (b)	—	567,626	567,626
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	98,602	—	98,602

Total Fair Value		$98,602	$603,712	$702,314

mainstayinvestments.com	M-463

Notes to Financial Statements (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Interest Rate Swaptions	Unrealized depreciation on interest rate swaption contracts	$—	$(18,271)	$(18,271)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(262,439)	—	(262,439)

Total Fair Value		$(262,439)	$(18,271)	$(280,710)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes open swap agreements at value as reported in the Portfolio of Investments. Only the current day's variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(75,736)	$(75,736)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(96)	(96)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	897	—	897

Total Realized Gain (Loss)		$897	$(75,832)	$(74,935)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Net change in unrealized appreciation (depreciation) on interest rate swaption contracts	$—	$47,279	$47,279
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	36,086	36,086
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	346,513	346,513
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(163,837)	—	(163,837)

Total Change in Unrealized Appreciation (Depreciation)		$(163,837)	$429,878	$266,041

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Interest Rate Swaption Contracts	—	(27,600,000)	(27,600,000)
Futures Contracts Long	—	111	111
Futures Contracts Short	—	(18)	(18)
Forward Contracts Long	$3,782,103	$—	$3,782,103
Forward Contracts Short	$(27,427,561)	$—	$(27,427,561)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

M-464	MainStay VP Funds Trust

S&P 500 Index

Fair value of derivatives instruments as of December 31, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(678,649)	$(678,649)

Total Fair Value		$(678,649)	$(678,649)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on security transactions	$3,744	$3,744
Futures Contracts	Net realized gain (loss) on futures transactions	8,740,509	8,740,509

Total Realized Gain (Loss)		$8,744,253	$8,744,253

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,064,374)	$(1,064,374)

Total Change in Unrealized Appreciation (Depreciation)		$(1,064,374)	$(1,064,374)

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Warrants (1)	38,123	38,123
Futures Contracts Long (2)	832	832

(1)	Amount disclosed represents the actual average held during the year ended December 31, 2012.

(2)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

T. Rowe Price Equity Income

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$(1)	$(1)

Total Realized Gain (Loss)		$(1)	$(1)

mainstayinvestments.com	M-465

Notes to Financial Statements (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	94,886	94,886

(1)	Amount disclosed represents the weighted average held during the period ended December 31, 2012.

Van Eck Global Hard Assets

Fair value of derivatives instruments as of December 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$10,173	$10,173

Total Fair Value		$10,173	$10,173

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2012:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(26,686)	$(26,686)

Total Change in Unrealized Appreciation (Depreciation)		$(26,686)	$(26,686)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	34,300	34,300

(1)	Amount disclosed represents the weighted average held during the period ended December 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Investment Advisory, Subadvisory and Administration Fees.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). New York Life Investments manages the Bond, Cash Management, Conservative Allocation, Floating Rate, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios and the fixed-income portion of the Balanced Portfolio directly without the use of a subadvisor.

Effective January 11, 2013, Cornerstone Capital Management LLC (“Cornerstone Capital”), a registered investment adviser, will serve as the Subadvisor to the Growth Equity Portfolio pursuant to the terms of a Subadvisory

Agreement with New York Life Investments. Cornerstone Capital is an affiliate of New York Life Investments.

Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”), each a registered investment adviser, serve as Subadvisors to the DFA / DuPont Capital Emerging Markets Equity Portfolio and manage a portion of that Portfolio’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Portfolio with respect to its allocated portion of the Portfolio’s assets.

Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Eagle Small Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

M-466	MainStay VP Funds Trust

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New

York Life, serves as Subadvisor to the ICAP Select Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc. (“JCGI”), serves as Subadvisor to the Janus Balanced Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Flexible Bond Opportunities, Government, High Yield Corporate Bond and the overall asset allocation and fixed-income portion of the Income Builder Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, Growth Equity, International Equity, Mid Cap Core, S&P 500 Index, and the equity portion of Balanced Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments. Effective January 25, 2013, Madison Square Investors LLC will become known as Cornerstone Holdings.

Massachusetts Financial Services Company (“MFS”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company), serves as Subadvisor to the MFS® Utilities Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the PIMCO Real Return Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the T. Rowe Price Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Van Eck Associates Corporation (“Van Eck”), a registered investment adviser, serves as Subadvisor to the Van Eck Global Hard Assets Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as Subadvisor to the Large Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

Pursuant to the Management Agreement referenced above, New York Life Investments also serves as administrator for the Portfolios. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. The Portfolios reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer of the Portfolios. For allocation methodology please see Note 2 (F).

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. The voluntary waivers/reimbursements may be discontinued at any time. From time to time, the Manager may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

mainstayinvestments.com	M-467

Notes to Financial Statements (continued)

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Balanced	0.75%	(a)	0.75%
Bond	0.50%	(b)	0.49%
Cash Management	0.45%	(c)	0.43%
Common Stock	0.55%	(d)	0.55%
Conservative Allocation	0.00%		0.00%
Convertible	0.60%	(e)	0.60%
DFA / DuPont Capital Emerging Markets Equity	1.20%	(f)	1.20%
Eagle Small Cap Growth	0.81%	(g)	0.81%
Flexible Bond Opportunities	0.60%	(h)	0.60%
Floating Rate	0.60%		0.60%
Government	0.50%	(b)	0.50%
Growth Allocation	0.00%		0.00%
Growth Equity	0.61%	(e)	0.61%
High Yield Corporate Bond	0.57%	(i)	0.56%
ICAP Select Equity	0.80%	(j)	0.76%
Income Builder	0.57%	(k)	0.57%
International Equity	0.89%	(l)	0.89%
Janus Balanced	0.55%	(m)	0.55%
Large Cap Growth	0.75%	(n)	0.75%
MFS® Utilities	0.73%	(o)	0.73%
Mid Cap Core	0.85%	(p)	0.85%
Moderate Allocation	0.00%		0.00%
Moderate Growth Allocation	0.00%		0.00%
PIMCO Real Return	0.50%	(q)	0.50%
S&P 500 Index	0.30%	(r)	0.30%
T. Rowe Price Equity Income	0.80%	(s)	0.80%
U.S. Small Cap	0.80%	(t)	0.79%
Van Eck Global Hard Assets	0.89%	(u)	0.89%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Up to $1 billion and 0.70% in excess of $1 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee to 0.70% on assets up to $1 billion and 0.65% on assets over $1 billion. This waiver is voluntary and may be discontinued at any time. For the year ended December 31, 2012, the Manager waived its fees in the amount of $93,256.

(b)	Up to $500 million; 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(c)	Up to $500 million; 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, the Manager may limit expenses of the Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time without notice. For the year ended December 31, 2012, the Manager waived its fees in the amount of $2,129,590.
(d)	Up to $500 million; 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $1 billion and 0.50% in excess of $1 billion.

(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.60% for Initial Class and 1.65% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.01% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board.

(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.95% for Initial Class and 1.22% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board.

(h)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion. New York Life Investments had voluntarily agreed to waive fees and/or reimburse expense so that total ordinary operating expenses would not exceed 0.85% with respect to Initial Class Shares. An equivalent reimbursement was applied to Service Class Shares. The waiver is voluntary and was discontinued at as of May 1, 2012.

(i)	Up to $1 billion; 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(j)	Up to $250 million; 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(k)	Up to $1 billion and 0.55% in excess of $1 billion.

(l)	Up to $500 million and 0.85% in excess of $500 million.

(m)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.58% for Initial Class and 0.83% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board. For the year ended December 31, 2012, the Manager waived its fees in the amount of $92,904.

(n)	Up to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings resulting from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. Additionally, the Manager has voluntarily agreed to waive $12,500 annually of its management fee for the Portfolio. These waivers may be discontinued at any time. For the year ended December 31, 2012, the Manager waived its fees in the amount of $18,830.

M-468	MainStay VP Funds Trust

(o)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.81% for Initial Class and 1.06% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.03% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board.

(p)	Up to $1 billion and 0.80% in excess of $1 billion.

(q)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.66% for Initial Class and 0.76% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. For the year ended December 31, 2012, the Manager waived its fees in the amount of $224,297.

(r)	Up to $1 billion; 0.275% from $1 billion to $2 billion; 0.265% from $2 billion to $3 billion and 0.25% in excess of $3 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee to 0.25% up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion. This waiver is voluntary and may be revised or terminated at any time. For the year ended December 31, 2012, the Manager waived its fees in the amount of $489,968.

(s)	Up to $500 million and 0.775% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive its management fee to 0.75% on assets up to $500 million and 0.725% on assets in excess of $500 million. Additionally, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.85% for Initial Class and 1.10% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.01% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board. For the year ended December 31, 2012, the Manager waived its fees in the amount of $221,855.

(t)	Up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(u)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.97% for Initial Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.01% of its management fees on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. The Fund has adopted on behalf of each Portfolio (except the Cash Management and Van Eck Global Hard Assets Portfolios) a Distribution

and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(C)  Capital.  As of December 31, 2012, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

Conservative Allocation
MainStay 130/30 Core Fund Class I	11.24%
MainStay 130/30 International Fund Class I	4.87
MainStay Epoch International Small Cap Fund Class I	0.04
MainStay Epoch U.S. All Cap Fund Class I	2.76
MainStay High Yield Opportunities Fund Class I	1.51
MainStay ICAP Equity Fund Class I	2.56
MainStay ICAP International Fund Class I	0.89
MainStay Intermediate Term Bond Fund Class I	3.60
MainStay MAP Fund Class I	4.81
MainStay Marketfield Fund Class I	0.07
MainStay Short Duration High Yield Fund Class I	11.22
MainStay VP Bond Portfolio Initial Class	34.16
MainStay VP Cash Management Portfolio Initial Class	1.56
MainStay VP Convertible Portfolio Initial Class	0.73
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	7.20
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	0.15
MainStay VP Flexible Bond Opportunities Portfolio Initial Class	25.39
MainStay VP Floating Rate Portfolio Initial Class	27.33
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2.77
MainStay VP ICAP Select Equity Portfolio Initial Class	0.21
MainStay VP International Equity Portfolio Initial Class	1.62
MainStay VP Large Cap Growth Portfolio Initial Class	14.12
MainStay VP Mid Cap Core Portfolio Initial Class	0.01
MainStay VP S&P 500 Index Portfolio Initial Class	2.97
MainStay VP T. Rowe Price Equity Income Portfolio Initial	7.58
MainStay VP U.S. Small Cap Portfolio Initial Class	0.21

Growth Allocation
MainStay 130/30 Core Fund Class I	6.25%
MainStay 130/30 International Fund Class I	9.87
MainStay Epoch Global Choice Fund Class I	6.33
MainStay Epoch International Small Cap Fund Class I	0.17
MainStay Epoch U.S. All Cap Fund Class I	1.44

mainstayinvestments.com	M-469

Notes to Financial Statements (continued)

Growth Allocation (continued)
MainStay ICAP Equity Fund Class I	1.23%
MainStay ICAP International Fund Class I	1.72
MainStay MAP Fund Class I	3.72
MainStay Marketfield Fund Class I	0.03
MainStay VP Common Stock Portfolio Initial Class	0.92
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	3.38
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	3.58
MainStay VP ICAP Select Equity Portfolio Initial Class	0.45
MainStay VP International Equity Portfolio Initial Class	3.10
MainStay VP Large Cap Growth Portfolio Initial Class	9.28
MainStay VP Mid Cap Core Portfolio Initial Class	1.03
MainStay VP S&P 500 Index Portfolio Initial Class	0.84
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	7.27
MainStay VP U.S. Small Cap Portfolio Initial Class	13.05
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	0.19

Moderate Allocation
MainStay 130/30 Core Fund Class I	18.06%
MainStay 130/30 International Fund Class I	13.40
MainStay Epoch Global Choice Fund Class I	18.75
MainStay Epoch International Small Cap Fund Class I	0.52
MainStay Epoch U.S. All Cap Fund Class I	6.39
MainStay High Yield Opportunities Fund Class I	0.44
MainStay ICAP Equity Fund Class I	3.98
MainStay ICAP International Fund Class I	2.47
MainStay Intermediate Term Bond Fund Class I	4.35
MainStay MAP Fund Class I	7.83
MainStay Marketfield Fund Class I	0.08
MainStay Short Duration High Yield Fund Class I	9.23
MainStay VP Bond Portfolio Initial Class	20.57
MainStay VP Cash Management Portfolio Initial Class	1.60
MainStay VP Common Stock Portfolio Initial Class	0.11
MainStay VP Convertible Portfolio Initial Class	1.85
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	11.55
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	0.60
MainStay VP Flexible Bond Opportunities Portfolio Initial Class	32.25
MainStay VP Floating Rate Portfolio Initial Class	25.96
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2.28
MainStay VP ICAP Select Equity Portfolio Initial Class	0.80
MainStay VP International Equity Portfolio Initial Class	4.39
MainStay VP Large Cap Growth Portfolio Initial Class	22.99
MainStay VP Mid Cap Core Portfolio Initial Class	0.45
MainStay VP S&P 500 Index Portfolio Initial Class	3.82

Moderate Allocation (continued)
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	13.88%
MainStay VP U.S. Small Cap Portfolio Initial Class	2.33

Moderate Growth Allocation
MainStay 130/30 Core Fund Class I	24.38%
MainStay 130/30 International Fund Class I	33.00
MainStay Epoch Global Choice Fund Class I	26.67
MainStay Epoch International Small Cap Fund Class I	2.35
MainStay Epoch U.S. All Cap Fund Class I	8.11
MainStay High Yield Opportunities Fund Class I	0.47
MainStay ICAP Equity Fund Class I	5.35
MainStay ICAP International Fund Class I	5.85
MainStay Intermediate Term Bond Fund Class I	3.26
MainStay MAP Fund Class I	13.05
MainStay Marketfield Fund Class I	0.11
MainStay Short Duration High Yield Fund Class I	11.52
MainStay VP Cash Management Portfolio Initial Class	0.99
MainStay VP Common Stock Portfolio Initial Class	1.90
MainStay VP Convertible Portfolio Initial Class	1.50
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	14.70
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	10.38
MainStay VP Flexible Bond Opportunities Portfolio Initial Class	33.88
MainStay VP Floating Rate Portfolio Initial Class	30.06
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2.84
MainStay VP ICAP Select Equity Portfolio Initial Class	1.82
MainStay VP International Equity Portfolio Initial Class	10.24
MainStay VP Large Cap Growth Portfolio Initial Class	33.80
MainStay VP Mid Cap Core Portfolio Initial Class	8.73
MainStay VP S&P 500 Index Portfolio Initial Class	5.20
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	24.50
MainStay VP U.S. Small Cap Portfolio Initial Class	40.13
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	1.02

Effective February 28, 2013, the MainStay 130/30 Core Fund will change its name to MainStay U.S. Equity Opportunities Fund.

Effective February 28, 2013, the MainStay 130/30 International Fund will change its name to MainStay International Opportunities Fund.

M-470	MainStay VP Funds Trust

Note 4–Federal Income Tax

As of December 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Portfolio	Ordinary Income	Late Year Ordinary and Post October Loss Deferrals	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciated (Depreciation)	Total Accumulated Gain (Loss)
Balanced	$2,535,109	$—	$(1,093,873)	$—	$15,461,589	$16,902,825
Bond	33,456,700	—	2,105,788	—	29,882,998	65,445,486
Cash Management	112	—	—	—	—	112
Common Stock	9,226,345	—	(143,124,168)	—	65,197,260	(68,700,563)
Conservative Allocation	22,562,405	—	17,254,905	(24,783,492)	18,414,364	33,448,182
Convertible	19,289,845	—	26,847,712	(2,450,772)	12,190,768	55,877,553
DFA / DuPont Capital Emerging Markets Equity	2,559,146	—	(3,466,613)	—	7,462,766	6,555,299
Eagle Small Cap Growth	250,633	—	(7,222,998)	—	6,486,173	(486,192)
Flexible Bond Opportunities	20,674	(578,136)	—	(26,946)	9,660,230	9,075,822
Floating Rate	139,458	—	(10,629,777)	(14,402)	7,049,961	(3,454,760)
Government	9,732,153	—	562,623	—	21,048,783	31,343,559
Growth Allocation	4,274,960	—	13,603,526	(38,211,805)	15,603,257	(4,730,062)
Growth Equity	4,350,401	—	(31,444,736)	—	80,142,581	53,048,246
High Yield Corporate Bond	148,068,222	—	(120,197,731)	—	147,611,565	175,482,056
ICAP Select Equity	18,023,969	—	(194,452,755)	—	156,744,814	(19,683,972)
Income Builder	11,875,527	—	(11,268,854)	—	31,967,476	32,574,149
International Equity	5,029,955	—	(135,335,353)	—	59,081,345	(71,224,053)
Janus Balanced	14,148,217	—	21,574	—	29,111,873	43,281,664
Large Cap Growth	1,643,557	—	3,840,074	—	84,704,841	90,188,472
MFS® Utilities	35,283,100	—	—	—	32,410,660	67,693,760
Mid Cap Core	21,476,704	—	29,661,560	—	63,520,975	114,659,239
Moderate Allocation	21,645,101	—	30,394,394	(46,275,754)	28,762,800	34,526,541
Moderate Growth Allocation	20,603,438	—	40,789,531	(60,766,776)	56,117,668	56,743,861
PIMCO Real Return	7,021,826	—	60,777	—	13,961,202	21,043,805
T. Rowe Price Equity Income	14,453,627	—	79,660	—	24,251,805	38,785,092
S&P 500 Index	18,070,017	—	(69,785,657)	—	408,265,606	356,549,966
U.S. Small Cap	2,223,915	—	(13,838,633)	—	28,225,980	16,611,262
Van Eck Global Hard Assets	6,454,496	—	(13,438,256)	—	(59,670,217)	(66,653,977)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received, Passive Foreign Investment Companies (PFICs), partnerships, straddle deferrals, modified debt instruments and Real Estate Investment Trusts (REITs).

The other temporary differences are primarily due to loss deferrals from related party transactions, Contingent Payment Debt Instruments (CPDI) and defaulted bond income accruals.

Certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and/or ordinary losses that arose after October 31, 2012, as if they arose on January 1, 2013.

mainstayinvestments.com	M-471

Notes to Financial Statements (continued)

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2012 are not affected.

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-in Capital
Balanced	$(80,257)	$80,257	$—
Bond	1,670,061	(1,670,061)	—
Cash Management	—	—	—
Common Stock	(126,313)	126,313	—
Conservative Allocation	5,924,784	(5,924,784)	—
Convertible	2,987,457	(2,987,457)	—
DFA / DuPont Capital Emerging Markets Equity	(950,977)	950,977	—
Flexible Bond Opportunities	(302,915)	302,915	—
Floating Rate	(21,750)	21,750	—
Eagle Small Cap Growth	(198,027)	198,027	—
Government	88,987	(88,987)	—
Growth Allocation	960,628	(960,628)	—
Growth Equity	(30,770)	30,770	—
High Yield Corporate Bond	(1,633,692)	1,633,692	—
ICAP Select Equity	—	—	—
Income Builder	(1,067,841)	889,632	178,209
International Equity	610,993	(610,993)	—
Janus Balanced	(946,383)	946,383	—
Large Cap Growth	(63,960)	63,960	—
MFS® Utilities	1,423,891	(1,423,891)	—
Mid Cap Core	(211,013)	211,013	—
Moderate Allocation	5,751,394	(5,751,394)	—
Moderate Growth Allocation	4,246,959	(4,246,959)	—
PIMCO Real Return	(238,659)	238,659
S&P 500 Index	(422,519)	422,519	—
T. Rowe Price Equity Income	(147,448)	147,448	—
U.S. Small Cap	(69)	69	—
Van Eck Global Hard Assets	449,201	(449,201)	—

The reclassifications for the Portfolios are primarily due to return of capital distributions received, dollar rolls, REITs, short term distributions received from underlying investment companies, defaulted bond income accruals, CPDI, foreign currency gain (loss), foreign capital gains, PFICs, partnerships, consent fees and treasury inflation protection securities.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2012, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

M-472	MainStay VP Funds Trust

Portfolio	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Balanced	2017	$1,094	$—
Common Stock	2016	$33,077	$—
	2017	110,047	—
Total		$143,124	$—
DFA/DuPont Capital Emerging Markets Equity Unlimited	Unlimited	$3,467	$—
Floating Rate	2016	$8,168	$—
	2017	2,462	—
Total		$10,630	$—
Eagle Small Cap Growth	Unlimited	$7,223	$—
Growth Equity	2016	$4,583	$—
	2017	26,862	—
Total		$31,445	$—
High Yield Corporate Bond	2016	$26,533	$—
	2017	93,665	—
Total		$120,198	$—
ICAP Select Equity	2017	$194,453	$—
Income Builder	2017	$11,269	—
International Equity	2016	$47,174	$—
	2017	39,290	—
	Unlimited	21,548	27,324
Total		$108,012	$27,324
S&P 500 Index	2014	$27,990	$—
	2016	18,017	—
	2017	23,779	—
Total		$69,786	$—
U.S. Small Cap	2016	$11,005	$—
	2017	2,834	—
Total		$13,839	$—
Van Eck Global Hard Assets	Unlimited	$13,438	—

The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2012:

Portfolio	Capital Loss Carryforward Utilized
Balanced	$6,872,516
Common Stock	35,056,659
Floating Rate	76,136
Government	31,826
Growth Equity	16,045,832
High Yield Corporate Bond	14,172,102
ICAP Select Equity	30,169,180
Income Builder	10,112,387
Large Cap Growth	19,562,574
S&P 500 Index	20,976,546
U.S. Small Cap	10,018,008

mainstayinvestments.com	M-473

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012		2011
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced	$2,232,826	$—	$2,302,514	$—
Bond	43,905,456	14,610,565	36,809,108	2,844,847
Cash Management	74,363	—	77,843	—
Common Stock	8,428,942	—	8,260,478	—
Conservative Allocation	14,827,547	34,144,384	10,831,780	1,438,553
Convertible	13,508,301	1,815,023	11,899,020	—
Flexible Bond Opportunities	14,703,960	445,137	5,974,005	—
Floating Rate	27,052,712	—	22,481,118	—
Government	10,547,054	—	14,154,256	35,317
Growth Allocation	2,060,343	17,092,173	1,802,559	—
Growth Equity	1,643,158	—	1,907,991	—
High Yield Corporate Bond	133,183,824	—	117,667,804	—
ICAP Select Equity	21,988,842	—	15,244,973	—
Income Builder	12,654,013	—	10,895,968	—
International Equity	7,471,178	—	14,967,559	—
Large Cap Growth	—	—	—	—
Mid Cap Core	3,244,794	41,942,805	4,497,412	—
Moderate Allocation	15,069,587	49,635,044	10,843,919	1,512,828
Moderate Growth Allocation	10,964,170	42,879,459	8,214,445	—
S&P 500 Index	15,407,775	—	14,797,497	—
U.S. Small Cap	879,988	—	2,013,353	—

M-474	MainStay VP Funds Trust

Note 5–Foreign Currency Holdings

DFA / DuPont Capital Emerging Markets Equity

As of December 31, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost			Value
Brazilian Real	BRL	17,268	USD	8,429		USD	8,434
Chilean Peso	CLP	1,811,351		3,768			3,784
Czech Koruna	CZK	616		31			32
Egyptian Pound	EGP	1,274		208			200
Hong Kong Dollar	HKD	802,153		103,484			103,492
Hungarian Forint	HUF	565		3			3
Indonesian Rupiah	IDR	805		0	(a)		0	(a)
Malaysian Ringgit	MYR	139,180		45,427			45,513
Mexican Peso	MXN	4,909		382			380
New Taiwan Dollar	TWD	3,046,844		104,901			104,923
Philippine Peso	PHP	983		24			24
Polish Zloty	PLN	83		25			27
Pound Sterling (b)	GBP	(2)		(4)			(4)
South African Rand	ZAR	630,015		73,939			74,316
South Korean Won	KRW	382,489,989		356,053			357,275
Thailand Baht	THB	290,433		9,483			9,494
Turkish Lira	YTL	3,357		1,873			1,882
Total			USD	708,026		USD	709,775

(a)	Less than one dollar.

(b)	Currency was overdrawn as of December 31, 2012.

Flexible Bond Opportunities

As of December 31, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Euro	EUR	110,640	USD	146,499	USD	146,040
Pound Sterling	GBP	92,247		148,290		149,851
Total			USD	294,789	USD	295,891

Income Builder

As of December 31, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost			Value
Canadian Dollar	CAD	1	USD	0	(a)	USD	1
Euro	EUR	212,056		277,709			279,903
Pound Sterling	GBP	62,510		100,554			101,545
Total			USD	378,263		USD	381,449

(a)	Less than one dollar.

mainstayinvestments.com	M-475

Notes to Financial Statements (continued)

International Equity

As of December 31, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost			Value
Australian Dollar	AUD	688,147	USD	713,366		USD	714,606
Brazilian Real	BRL	268,779		131,840			131,272
Danish Krone	DKK	7,529,134		1,300,057			1,332,048
Euro	EUR	222,242		294,683			293,349
Indonesian Rupiah (a)	IDR	(8)		0	(b)		0	(b)
Japanese Yen	JPY	4,423,639		53,662			51,061
Pound Sterling	GBP	31,804		51,743			51,663
South African Rand	ZAR	16,613,786		1,896,837			1,959,751
Swedish Krona	SEK	14,527,747		2,227,966			2,233,955
Swiss Franc	CHF	293,601		313,441			320,998
Thailand Baht	THB	4,543,110		148,166			148,516
Total			USD	7,131,761		USD	7,237,219

(a)	Currency was overdrawn as of December 31, 2012.

(b)	Less than one dollar.

MFS® Utilities

As of December 31, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Chilean Peso	CLP	23,050,953	USD	48,257	USD	48,148
Euro	EUR	8,037		10,625		10,608
Israeli Shekel	ILS	1		1		1
Total			USD	58,883	USD	58,757

PIMCO Real Return

As of December 31, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Australian Dollar	AUD	22,768	USD	23,873	USD	23,643
Canadian Dollar	CAD	365		370		367
Euro	EUR	10,731		14,204		14,165
Mexican Peso	MXN	630,624		49,421		48,786
Pound Sterling	GBP	367		596		596
Total			USD	88,464	USD	87,557

T. Rowe Price Equity Income

As of December 31, 2012, the Portfolio held the following foreign currency:

	Currency		Cost		Value
Euro	EUR	4	USD	5	USD	5

Van Eck Global Hard Assets

As of December 31, 2012, the Portfolio held the following foreign currency:

	Currency		Cost		Value
Pound Sterling	GBP	130	USD	208	USD	211

M-476	MainStay VP Funds Trust

Note 6–Restricted Securities

As of December 31, 2012, the following Portfolios held restricted securities:

Convertible

	Date of Acquisition	Principal Amount	Cost		12/31/12 Value	Percent of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	8/31/01	$2,335,418	$0	(a)	$234	0.0%	‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

High Yield Corporate Bond

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost		12/31/12 Value	Percent of Net Assets
Adelphia Contingent Value Vehicle
Common Stock	5/17/02	2,207,279	$690,475		$22,073	0.0	%‡
At Home Corp.
Convertible Bond 0.525%, due 12/28/18	8/31/01	$1,869,975	0	(a)	187	0.0	‡
Convertible Bond 4.75%, due 12/31/49	8/27/01	$9,032,054	58,488		903	0.0	‡
AES Eastern Energy, L.P. (Escrow Shares)
Corporate Bond 9.00%, due 1/2/17	6/29/12	$3,526,011	599,422		599,422	0.0	‡
ASG Corp.
Warrant Expires 5/18/18	4/30/10	3,370	—		101,100	0.0	‡
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	365	—		4	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	360	1,099		3	0.0	‡
Lear Corp. (Escrow Shares)
Corporate Bond 8.75%, due 12/1/16	11/18/09	$2,681,000	—		4,022	0.0	‡
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 6.50% due 8/01/49	1/23/08	$150,000	—		2,400	0.0	‡
Corporate Bond 9.75% due 8/01/49	1/23/08	$8,530,000	—		136,480	0.0	‡
Somerset Cayuga Holding Co., Inc.
Convertible Bond 20.00%, due 6/15/17	6/29/12-12/15/12	$1,422,073	1,432,200		1,919,799	0.1
Sterling Entertainment Enterprise, LLC
Corporate Bond 9.75%, due 12/31/19	12/21/12	$10,000,000	10,000,000		10,000,000	0.4
TreeHouse Foods, Inc.
Corporate Bond 6.03%, due 9/30/13	2/22/10-2/24/10	$6,300,000	6,205,500		6,394,500	0.3
Unifi, Inc.
Loan Assignments & Participations 8.75%, due 5/1/17	4/24/12	$2,625,000	2,601,982		2,703,750	0.1
Upstate NY Power Producers
Common Stock	6/29/12	19,474	331,050		331,058	0.0	‡
Total			$21,920,216		$22,215,701	0.9%

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

mainstayinvestments.com	M-477

Notes to Financial Statements (continued)

Income Builder

Security	Date(s) of Acquisition	Number of Warrants	Cost	12/31/12 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/12/39	12/20/10	4	$—	$0	(a)	0.0%	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	4	13	0	(a)	0.0
Total		8	$13	$0	(a)	0.0%	‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

MFS Utilities

Security	Date(s) of Acquisition	Principal Amount	Cost	12/31/12 Value	Percent of Net Assets
Falcon Franchise Loan LLC	2/17/12	37,686	$2,243	$4,100	0.0%	‡
Viridian Group FundCo II	3/1/12	1,150,000	1,117,057	1,196,000	0.1
Total			$1,119,300	$1,200,100	0.1%

‡	Less than one-tenth of a percent.

Note 7–Commitments and Contingencies

As of December 31, 2012, the following Portfolio had unfunded loan commitments pursuant to the following loan agreement:

Floating Rate Portfolio

Borrower	Unfunded Commitment	Unrealized Appreciation
Leslie’s Poolmart, Inc.
New Term Loan B due 10/16/19	$57,600	$616
Total		$616

The commitment is available until maturity date of the security.

Note 8–Custodian

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 9–Line of Credit

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second and restated agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the Portfolios, affiliated funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Portfolios on the amended credit agreement during the year ended December 31, 2012.

M-478	MainStay VP Funds Trust

Note 10–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2012, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
Balanced	$167,409	$172,664	$221,673	$202,638
Bond	2,740,916	2,764,823	431,876	291,077
Common Stock	—	—	696,524	745,164
Conservative Allocation	—	—	455,774	326,408
Convertible	—	—	322,528	358,785
DFA / DuPont Capital Emerging Markets Equity	—	—	749,759	315,528
Eagle Small Cap Growth	—	—	427,054	235,552
Flexible Bond Opportunities	—	1,736	109,017	87,930
Floating Rate	—	—	448,155	286,695
Government	139,233	149,996	5,878	4,386
Growth Allocation	—	—	107,244	116,352
Growth Equity	—	—	177,767	215,348
High Yield Corporate Bond	—	—	1,101,318	625,329
ICAP Select Equity	—	—	633,849	746,743
Income Builder	6,581	9,082	97,655	83,486
International Equity	—	—	182,992	202,876
Janus Balanced	217,154	144,728	337,096	364,395
Large Cap Growth	—	—	518,294	401,432
MFS® Utilities	—	—	413,288	330,878
Mid Cap Core	—	—	1,021,551	1,144,960
Moderate Allocation	—	—	550,661	430,820
Moderate Growth Allocation	—	—	728,574	528,991
PIMCO Real Return	602,700	145,485	111,974	45,138
S&P 500 Index	—	—	88,947	105,994
T. Rowe Price Equity Income	—	—	245,710	71,796
U.S. Small Cap	—	—	79,753	105,380
Van Eck Global Hard Assets	—	—	139,813	140,869

mainstayinvestments.com	M-479

Notes to Financial Statements (continued)

Note 11–In-Kind Transfer of Securities

On May 5, 2011, the Flexible Bond Opportunities Portfolio sold shares of beneficial interest to certain Asset Allocation Portfolios in exchange for cash and securities. The cash and securities were transferred in at their market value at the close of business on the date of transaction.

Transferring Portfolio	Shares	Purchase Value
Conservative Allocation Initial Class	2,773,932	$27,728,356
Moderate Allocation Initial Class	3,159,927	31,586,788
Moderate Growth Allocation Initial Class	2,066,564	20,657,473

		$79,972,617

On February 17, 2012, an affiliate of the Manager made an in-kind contribution of securities into the following Portfolios:

Receiving Portfolio	Shares	Purchase Value
Eagle Small Cap Growth	13,054,133	$130,541,325

Janus Balanced	80,451,627	$804,516,267

MFS Utilities	68,355,812	$683,558,115

T. Rowe Price Equity Income	38,659,173	$386,591,726

Van Eck Global Hard Assets	63,810,482	$638,104,820

On May 1, 2012, an affiliate of the Manager made an in-kind contribution of securities into the following Portfolio:

Receiving Portfolio	Shares	Purchase Value
MFS Utilities	3,128,970	$31,915,497

Note 12–Capital Share Transactions

Transactions in capital shares including the in-kind transfer of securities for the year ended December 31, 2012, and the year ended December 31, 2011, were as follows:

Balanced

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	81,036	$950,885
Shares issued to shareholders in reinvestment of dividends	11,127	133,941
Shares redeemed	(128,536)	(1,505,171)

Net increase (decrease)	(36,373)	$(420,345)

Year ended December 31, 2011:
Shares sold	70,715	$784,512
Shares issued to shareholders in reinvestment of dividends	14,464	148,427
Shares redeemed	(104,114)	(1,157,835)

Net increase (decrease)	(18,935)	$(224,896)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	2,820,726	$32,985,550
Shares issued to shareholders in reinvestment of dividends	175,239	2,098,885
Shares redeemed	(1,855,548)	(21,676,387)

Net increase (decrease)	1,140,417	$13,408,048

Year ended December 31, 2011:
Shares sold	3,027,215	$33,444,144
Shares issued to shareholders in reinvestment of dividends	210,876	2,154,087
Shares redeemed	(2,304,668)	(25,256,060)

Net increase (decrease)	933,423	$10,342,171

Bond

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	10,034,381	$152,758,736
Shares issued to shareholders in reinvestment of dividends and distributions	2,369,613	35,040,150
Shares redeemed	(6,631,775)	(100,138,004)

Net increase (decrease)	5,772,219	$87,660,882

Year ended December 31, 2011:
Shares sold	10,473,356	$155,890,584
Shares issued to shareholders in reinvestment of dividends and distributions	1,610,583	23,789,318
Shares redeemed	(14,590,963)	(218,185,721)

Net increase (decrease)	(2,507,024)	$(38,505,819)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	6,993,901	$104,959,452
Shares issued to shareholders in reinvestment of dividends and distributions	1,601,268	23,475,871
Shares redeemed	(3,556,739)	(53,425,684)

Net increase (decrease)	5,038,430	$75,009,639

Year ended December 31, 2011:
Shares sold	6,574,033	$97,883,441
Shares issued to shareholders in reinvestment of dividends and distributions	1,082,249	15,864,637
Shares redeemed	(4,570,128)	(67,508,149)

Net increase (decrease)	3,086,154	$46,239,929

M-480	MainStay VP Funds Trust

Cash Management

Initial Class (at $1 per share)	Shares
Year ended December 31, 2012:
Shares sold	608,165,429
Shares issued to shareholders in reinvestment of dividends and distributions	73,901
Shares redeemed	(768,859,618)

Net increase (decrease)	(160,620,288)

Year ended December 31, 2011:
Shares sold	751,275,176
Shares issued to shareholders in reinvestment of dividends and distributions	77,845
Shares redeemed	(533,308,407)

Net increase (decrease)	218,044,614

Common Stock

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	857,164	$15,594,548
Shares issued to shareholders in reinvestment of dividends	409,353	7,607,005
Shares redeemed	(3,873,199)	(67,942,684)

Net increase (decrease)	(2,606,682)	$(44,741,131)

Year ended December 31, 2011:
Shares sold	1,508,395	$24,926,185
Shares issued to shareholders in reinvestment of dividends	515,458	7,500,653
Shares redeemed	(9,570,482)	(155,090,070)

Net increase (decrease)	(7,546,629)	$(122,663,232)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	327,485	$5,790,825
Shares issued to shareholders in reinvestment of dividends	44,421	821,937
Shares redeemed	(703,634)	(12,415,732)

Net increase (decrease)	(331,728)	$(5,802,970)

Year ended December 31, 2011:
Shares sold	249,524	$4,018,956
Shares issued to shareholders in reinvestment of dividends	52,439	759,825
Shares redeemed	(855,298)	(13,770,007)

Net increase (decrease)	(553,335)	$(8,991,226)

Conservative Allocation

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	386,241	$4,553,836
Shares issued to shareholders in reinvestment of dividends and distributions	78,339	904,671
Shares redeemed	(192,243)	(2,287,155)

Net increase (decrease)	272,337	$3,171,352

Year ended December 31, 2011:
Shares sold	301,283	$3,434,647
Shares issued to shareholders in reinvestment of dividends and distributions	20,966	224,930
Shares redeemed	(204,029)	(2,329,738)

Net increase (decrease)	118,220	$1,329,839

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	14,291,367	$168,209,406
Shares issued to shareholders in reinvestment of dividends and distributions	4,190,446	48,067,260
Shares redeemed	(5,526,999)	(64,871,982)

Net increase (decrease)	12,954,814	$151,404,684

Year ended December 31, 2011:
Shares sold	14,756,208	$168,770,192
Shares issued to shareholders in reinvestment of dividends and distributions	1,128,988	12,045,403
Shares redeemed	(6,088,934)	(69,492,651)

Net increase (decrease)	9,796,262	$111,322,944

Convertible

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	564,931	$6,596,597
Shares issued to shareholders in reinvestment of dividends and distributions	460,210	5,338,562
Shares redeemed	(3,906,141)	(45,820,131)

Net increase (decrease)	(2,881,000)	$(33,884,972)

Year ended December 31, 2011:
Shares sold	1,251,137	$15,225,695
Shares issued to shareholders in reinvestment of dividends	439,398	4,471,908
Shares redeemed	(4,707,949)	(56,724,125)

Net increase (decrease)	(3,017,414)	$(37,026,522)

mainstayinvestments.com	M-481

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	2,303,354	$26,721,363
Shares issued to shareholders in reinvestment of dividends and distributions	866,235	9,984,762
Shares redeemed	(4,557,028)	(52,597,258)

Net increase (decrease)	(1,387,439)	$(15,891,133)

Year ended December 31, 2011:
Shares sold	5,800,626	$69,465,084
Shares issued to shareholders in reinvestment of dividends	734,361	7,427,112
Shares redeemed	(4,236,794)	(48,429,658)

Net increase (decrease)	2,298,193	$28,462,538

DFA / DuPont Capital Emerging Markets Equity

Initial Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	21,275,466	$207,915,142
Shares redeemed	(2,429,245)	(22,614,665)

Net increase (decrease)	18,846,221	$185,300,477

Service Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	29,047,349	$289,065,033
Shares redeemed	(3,726,412)	(34,601,198)

Net increase (decrease)	25,320,937	$254,463,835

(a)	The inception date of the Portfolio was February 17, 2012.

Eagle Small Cap Growth

Initial Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	32,186,774	$319,740,447
Shares redeemed	(4,882,245)	(46,758,126)

Net increase (decrease)	27,304,529	$272,982,321

Service Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	5,514,765	$55,080,104
Shares redeemed	(970,798)	(9,350,292)

Net increase (decrease)	4,543,967	$45,729,812

(a)	The inception date of the Portfolio was February 17, 2012.

Flexible Bond Opportunities

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	4,003,771	$40,371,349
Shares issued to shareholders in reinvestment of dividends and distributions	738,080	7,603,953
Shares redeemed	(11,379,328)	(116,375,153)

Net increase (decrease)	(6,637,477)	$(68,399,851)

Period ended December 31, 2011 (a):
Shares sold (b)	21,005,907	$208,463,245
Shares issued to shareholders in reinvestment of dividends	521,279	4,981,114
Shares redeemed	(1,916,083)	(18,625,153)

Net increase (decrease)	19,611,103	$194,819,206

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	10,379,513	$107,389,661
Shares issued to shareholders in reinvestment of dividends and distributions	734,540	7,545,144
Shares redeemed	(800,513)	(8,181,837)

Net increase (decrease)	10,313,540	$106,752,968

Period ended December 31, 2011(a):
Shares sold	4,527,594	$44,276,371
Shares issued to shareholders in reinvestment of dividends	103,978	992,891
Shares redeemed	(481,634)	(4,680,647)

Net increase (decrease)	4,149,938	$40,588,615

(a)	The inception date of the Portfolio was April 29, 2011.

(b)	Includes a subscription in-kind in the amount of 8,000,423 shares and $79,972,617, respectively. (See Note 11)

Floating Rate

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	16,485,847	$152,042,252
Shares issued to shareholders in reinvestment of dividends	1,118,171	10,330,192
Shares redeemed	(5,069,999)	(46,867,874)

Net increase (decrease)	12,534,019	$115,504,570

Year ended December 31, 2011:
Shares sold	5,831,590	$53,338,874
Shares issued to shareholders in reinvestment of dividends	719,269	6,591,162
Shares redeemed	(4,502,569)	(41,460,057)

Net increase (decrease)	2,048,290	$18,469,979

M-482	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	10,824,188	$100,051,970
Shares issued to shareholders in reinvestment of dividends	1,809,637	16,722,520
Shares redeemed	(7,203,492)	(66,471,859)

Net increase (decrease)	5,430,333	$50,302,631

Year ended December 31, 2011:
Shares sold	12,049,719	$111,008,469
Shares issued to shareholders in reinvestment of dividends	1,732,940	15,889,956
Shares redeemed	(11,464,125)	(104,517,764)

Net increase (decrease)	2,318,534	$22,380,661

Government

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	573,360	$6,842,120
Shares issued to shareholders in reinvestment of dividends	304,571	3,610,388
Shares redeemed	(2,349,665)	(28,023,167)

Net increase (decrease)	(1,471,734)	$(17,570,659)

Year ended December 31, 2011:
Shares sold	911,109	$10,796,681
Shares issued to shareholders in reinvestment of dividends and distributions	473,574	5,495,025
Shares redeemed	(3,286,294)	(38,455,665)

Net increase (decrease)	(1,901,611)	$(22,163,959)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	5,388,782	$63,678,452
Shares issued to shareholders in reinvestment of dividends	589,676	6,936,666
Shares redeemed	(4,300,303)	(50,797,170)

Net increase (decrease)	1,678,155	$19,817,948

Year ended December 31, 2011:
Shares sold	5,556,538	$64,984,590
Shares issued to shareholders in reinvestment of dividends and distributions	754,674	8,694,548
Shares redeemed	(5,504,227)	(63,836,952)

Net increase (decrease)	806,985	$9,842,186

Growth Allocation

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	300,054	$3,026,131
Shares issued to shareholders in reinvestment of dividends and distributions	227,892	2,278,393
Shares redeemed	(270,535)	(2,745,504)

Net increase (decrease)	257,411	$2,559,020

Year ended December 31, 2011:
Shares sold	340,968	$3,409,729
Shares issued to shareholders in reinvestment of dividends	29,805	258,010
Shares redeemed	(610,529)	(6,222,789)

Net increase (decrease)	(239,756)	$(2,555,050)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	1,761,882	$17,745,268
Shares issued to shareholders in reinvestment of dividends and distributions	1,692,987	16,874,123
Shares redeemed	(3,147,573)	(31,829,362)

Net increase (decrease)	307,296	$2,790,029

Year ended December 31, 2011:
Shares sold	2,701,280	$26,563,633
Shares issued to shareholders in reinvestment of dividends	178,919	1,544,549
Shares redeemed	(3,228,661)	(31,541,879)

Net increase (decrease)	(348,462)	$(3,433,697)

Growth Equity

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	102,891	$2,782,873
Shares issued to shareholders in reinvestment of dividends	54,594	1,542,898
Shares redeemed	(1,783,236)	(48,088,962)

Net increase (decrease)	(1,625,751)	$(43,763,191)

Year ended December 31, 2011:
Shares sold	122,799	$3,082,122
Shares issued to shareholders in reinvestment of dividends	80,025	1,796,656
Shares redeemed	(2,190,754)	(54,525,255)

Net increase (decrease)	(1,987,930)	$(49,646,477)

mainstayinvestments.com	M-483

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	494,071	$13,225,580
Shares issued to shareholders in reinvestment of dividends	3,561	100,260
Shares redeemed	(415,067)	(11,175,610)

Net increase (decrease)	82,565	$2,150,230

Year ended December 31, 2011:
Shares sold	255,933	$6,273,827
Shares issued to shareholders in reinvestment of dividends	4,976	111,335
Shares redeemed	(390,078)	(9,509,996)

Net increase (decrease)	(129,169)	$(3,124,834)

High Yield Corporate Bond

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	8,348,865	$83,984,771
Shares issued to shareholders in reinvestment of dividends	4,050,548	40,276,749
Shares redeemed	(11,466,667)	(114,968,282)

Net increase (decrease)	932,746	$9,293,238

Year ended December 31, 2011:
Shares sold	7,196,708	$69,880,052
Shares issued to shareholders in reinvestment of dividends	4,633,208	41,276,486
Shares redeemed	(18,311,426)	(179,567,740)

Net increase (decrease)	(6,481,510)	$(68,411,202)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	45,027,384	$449,296,200
Shares issued to shareholders in reinvestment of dividends	9,422,058	92,907,075
Shares redeemed	(10,563,747)	(105,150,032)

Net increase (decrease)	43,885,695	$437,053,243

Year ended December 31, 2011:
Shares sold	28,124,513	$272,744,056
Shares issued to shareholders in reinvestment of dividends	8,636,865	76,391,318
Shares redeemed	(17,305,709)	(168,383,132)

Net increase (decrease)	19,455,669	$180,752,242

ICAP Select Equity

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	2,003,777	$25,929,207
Shares issued to shareholders in reinvestment of dividends	948,919	12,939,217
Shares redeemed	(9,058,657)	(120,397,386)

Net increase (decrease)	(6,105,961)	$(81,528,962)

Year ended December 31, 2011:
Shares sold	2,937,084	$37,878,937
Shares issued to shareholders in reinvestment of dividends	864,962	9,445,779
Shares redeemed	(12,052,780)	(148,933,188)

Net increase (decrease)	(8,250,734)	$(101,608,472)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	2,195,604	$28,663,734
Shares issued to shareholders in reinvestment of dividends	669,261	9,049,625
Shares redeemed	(5,466,721)	(71,524,124)

Net increase (decrease)	(2,601,856)	$(33,810,765)

Year ended December 31, 2011:
Shares sold	3,797,605	$47,010,324
Shares issued to shareholders in reinvestment of dividends	535,388	5,799,194
Shares redeemed	(5,559,629)	(67,664,671)

Net increase (decrease)	(1,226,636)	$(14,855,153)

Income Builder

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	316,962	$4,887,632
Shares issued to shareholders in reinvestment of dividends	584,285	9,029,798
Shares redeemed	(1,947,243)	(29,619,891)

Net increase (decrease)	(1,045,996)	$(15,702,461)

Year ended December 31, 2011:
Shares sold	693,657	$10,103,305
Shares issued to shareholders in reinvestment of dividends	642,044	8,429,136
Shares redeemed	(2,219,281)	(32,041,155)

Net increase (decrease)	(883,580)	$(13,508,714)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	2,426,522	$37,183,058
Shares issued to shareholders in reinvestment of dividends	235,652	3,624,215
Shares redeemed	(766,344)	(11,586,093)

Net increase (decrease)	1,895,830	$29,221,180

Year ended December 31, 2011:
Shares sold	1,258,346	$18,155,828
Shares issued to shareholders in reinvestment of dividends	188,641	2,466,832
Shares redeemed	(851,344)	(12,217,459)

Net increase (decrease)	595,643	$8,405,201

International Equity

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	3,281,368	$36,011,439
Shares issued to shareholders in reinvestment of dividends	264,690	3,187,864
Shares redeemed	(2,994,160)	(34,563,020)

Net increase (decrease)	551,898	$4,636,283

Year ended December 31, 2011:
Shares sold	1,891,756	$22,618,772
Shares issued to shareholders in reinvestment of dividends	618,007	6,058,841
Shares redeemed	(8,933,656)	(111,347,069)

Net increase (decrease)	(6,423,893)	$(82,669,456)

M-484	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	1,426,902	$16,221,731
Shares issued to shareholders in reinvestment of dividends	358,298	4,283,314
Shares redeemed	(3,824,386)	(44,004,338)

Net increase (decrease)	(2,039,186)	$(23,499,293)

Year ended December 31, 2011:
Shares sold	3,387,348	$40,396,199
Shares issued to shareholders in reinvestment of dividends	915,397	8,908,718
Shares redeemed	(2,785,094)	(33,314,618)

Net increase (decrease)	1,517,651	$15,990,299

Janus Balanced

Initial Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	50,651,008	$506,919,366
Shares redeemed	(6,918,700)	(70,517,337)

Net increase (decrease)	43,732,308	$436,402,029

Service Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	38,844,099	$389,606,978
Shares redeemed	(2,867,931)	(29,210,129)

Net increase (decrease)	35,976,168	$360,396,849

(a)	The inception date of the Portfolio was February 17, 2012.

Large Cap Growth

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	8,997,069	$148,021,277
Shares redeemed	(3,899,688)	(62,761,644)

Net increase (decrease)	5,097,381	$85,259,633

Year ended December 31, 2011:
Shares sold	11,551,544	$176,536,295
Shares redeemed	(2,827,734)	(42,562,032)

Net increase (decrease)	8,723,810	$133,974,263

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	3,142,054	$51,070,035
Shares redeemed	(1,903,099)	(31,011,940)

Net increase (decrease)	1,238,955	$20,058,095

Year ended December 31, 2011:
Shares sold	3,032,083	$46,066,654
Shares redeemed	(1,809,990)	(27,041,032)

Net increase (decrease)	1,222,093	$19,025,622

MFS® Utilities

Initial Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	5,712,020	$57,945,272
Shares redeemed	(520,065)	(5,346,936)

Net increase (decrease)	5,191,955	$52,598,336

Service Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	81,436,887	$816,612,238
Shares redeemed	(8,405,755)	(86,437,399)

Net increase (decrease)	73,031,132	$730,174,839

(a)	The inception date of the Portfolio was February 17, 2012.

Mid Cap Core

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	2,522,673	$30,411,407
Shares issued to shareholders in reinvestment of dividends and distributions	1,728,497	20,795,148
Shares redeemed	(11,221,288)	(138,791,573)

Net increase (decrease)	(6,970,118)	$(87,585,018)

Year ended December 31, 2011:
Shares sold	4,608,685	$52,935,754
Shares issued to shareholders in reinvestment of dividends	258,893	2,663,540
Shares redeemed	(14,152,532)	(175,522,193)

Net increase (decrease)	(9,284,954)	$(119,922,899)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	1,608,665	$19,617,782
Shares issued to shareholders in reinvestment of dividends and distributions	2,042,802	24,392,451
Shares redeemed	(3,995,369)	(48,554,847)

Net increase (decrease)	(343,902)	$(4,544,614)

Year ended December 31, 2011:
Shares sold	2,268,221	$26,806,271
Shares issued to shareholders in reinvestment of dividends	179,490	1,833,872
Shares redeemed	(4,242,265)	(49,859,663)

Net increase (decrease)	(1,794,554)	$(21,219,520)

mainstayinvestments.com	M-485

Notes to Financial Statements (continued)

Moderate Allocation

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	601,321	$6,828,325
Shares issued to shareholders in reinvestment of dividends and distributions	211,055	2,336,389
Shares redeemed	(335,175)	(3,786,945)

Net increase (decrease)	477,201	$5,377,769

Year ended December 31, 2011:
Shares sold	280,936	$3,097,390
Shares issued to shareholders in reinvestment of dividends and distributions	49,926	501,085
Shares redeemed	(372,988)	(4,035,614)

Net increase (decrease)	(42,126)	$(437,139)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	15,021,722	$169,622,253
Shares issued to shareholders in reinvestment of dividends and distributions	5,658,691	62,368,242
Shares redeemed	(6,907,248)	(77,607,094)

Net increase (decrease)	13,773,165	$154,383,401

Year ended December 31, 2011:
Shares sold	15,804,338	$173,418,851
Shares issued to shareholders in reinvestment of dividends and distributions	1,185,359	11,855,662
Shares redeemed	(9,176,537)	(99,752,392)

Net increase (decrease)	7,813,160	$85,522,121

Moderate Growth Allocation

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	401,400	$4,376,439
Shares issued to shareholders in reinvestment of dividends and distributions	199,712	2,183,911
Shares redeemed	(332,068)	(3,616,659)

Net increase (decrease)	269,044	$2,943,691

Year ended December 31, 2011:
Shares sold	356,620	$3,745,365
Shares issued to shareholders in reinvestment of dividends	46,840	438,345
Shares redeemed	(336,016)	(3,531,347)

Net increase (decrease)	67,444	$652,363

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	22,305,684	$242,026,662
Shares issued to shareholders in reinvestment of dividends and distributions	4,745,460	51,659,718
Shares redeemed	(6,378,345)	(69,289,306)

Net increase (decrease)	20,672,799	$224,397,074

Year ended December 31, 2011:
Shares sold	28,041,888	$293,777,425
Shares issued to shareholders in reinvestment of dividends	833,835	7,776,100
Shares redeemed	(6,609,086)	(68,567,262)

Net increase (decrease)	22,266,637	$232,986,263

PIMCO Real Return

Initial Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	1,314,010	$13,363,847
Shares redeemed	(120,680)	(1,251,607)

Net increase (decrease)	1,193,330	$12,112,240

Service Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	48,359,131	$490,062,183
Shares redeemed	(3,374,862)	(34,768,980)

Net increase (decrease)	44,984,269	$455,293,203

(a)	The inception date of the Portfolio was February 17, 2012.

S&P 500 Index

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	8,548,262	$234,122,666
Shares issued to shareholders in reinvestment of dividends	406,816	11,913,117
Shares redeemed	(7,567,329)	(210,337,284)

Net increase (decrease)	1,387,749	$35,698,499

Year ended December 31, 2011:
Shares sold	402,325	$10,395,187
Shares issued to shareholders in reinvestment of dividends	493,834	11,366,034
Shares redeemed	(3,818,536)	(99,016,577)

Net increase (decrease)	(2,922,377)	$(77,255,356)

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	1,105,130	$30,993,667
Shares issued to shareholders in reinvestment of dividends	119,662	3,494,658
Shares redeemed	(1,570,955)	(43,884,485)

Net increase (decrease)	(346,163)	$(9,396,160)

Year ended December 31, 2011:
Shares sold	792,923	$20,248,430
Shares issued to shareholders in reinvestment of dividends	149,468	3,431,463
Shares redeemed	(1,578,169)	(40,413,934)

Net increase (decrease)	(635,778)	$(16,734,041)

M-486	MainStay VP Funds Trust

T. Rowe Price Equity Income

Initial Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	38,773,915	$394,465,320
Shares redeemed	(4,073,776)	(41,278,761)

Net increase (decrease)	34,700,139	$353,186,559

Service Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	26,078,184	$261,081,811
Shares redeemed	(3,587,667)	(36,650,656)

Net increase (decrease)	22,490,517	$224,431,155

(a)	The inception date of the Portfolio was February 17, 2012.

U.S. Small Cap

Initial Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	3,221,540	$30,811,492
Shares issued to shareholders in reinvestment of dividends	63,323	618,731
Shares redeemed	(6,253,080)	(60,116,042)

Net increase (decrease)	(2,968,217)	$(28,685,819)

Year ended December 31, 2011:
Shares sold	9,717,025	$90,837,963
Shares issued to shareholders in reinvestment of dividends	148,723	1,185,152
Shares redeemed	(5,678,649)	(52,127,423)

Net increase (decrease)	4,187,099	$39,895,692

Service Class	Shares	Amount
Year ended December 31, 2012:
Shares sold	1,647,002	$15,403,863
Shares issued to shareholders in reinvestment of dividends	27,434	261,257
Shares redeemed	(2,205,100)	(20,569,915)

Net increase (decrease)	(530,664)	$(4,904,795)

Year ended December 31, 2011:
Shares sold	1,609,503	$14,294,196
Shares issued to shareholders in reinvestment of dividends	106,629	828,201
Shares redeemed	(3,121,001)	(27,723,650)

Net increase (decrease)	(1,404,869)	$(12,601,253)

Van Eck Global Hard Assets

Initial Class (a)	Shares	Amount
Period ended December 31, 2012:
Shares sold	79,206,473	$784,047,718
Shares redeemed	(12,143,331)	(108,415,436)

Net increase (decrease)	67,063,142	$675,632,282

(a)	The inception date of the Portfolio was February 17, 2012.

Note 13–Litigation

The Common Stock, Mid Cap Core and S&P 500 Index Portfolios have been named as defendants and as putative members of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Portfolios either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolios as defendants.

The FitzSimons and Deutsche Bank actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. The Court has not yet issued a decision on the motion.

These lawsuits do not allege any misconduct on the part of the Portfolios. The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP Common Stock Portfolio	$1,300,602	$1,174,184
MainStay VP Mid Cap Core Portfolio	$808,180	$790,269
MainStay VP S&P 500 Index Portfolio	$682,856	$527,309

At this stage of the proceedings management is not able to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolios net asset values.

mainstayinvestments.com	M-487

Notes to Financial Statements (continued)

Note 14–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the year ended December 31, 2012, events and transactions subsequent to December 31, 2012 through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

M-488	MainStay VP Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay VP Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting MainStay VP Funds Trust (as listed in Note 1 to the financial statements and hereafter referred to collectively as the “Funds”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets, the cash flows of MainStay VP PIMCO Real Return Portfolio and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, agent banks, brokers and transfer agents of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2013

mainstayinvestments.com	M-489

Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreements between New York Life Investment Management LLC (“New York Life Investments”) and the Trust, on behalf of each of the Trust’s Portfolios, and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), MacKay Shields LLC (“MacKay”), Madison Square Investors LLC, subsequently renamed Cornerstone Capital Management Holdings LLC (“Cornerstone Capital Management”), and Winslow Capital Management, Inc. (“Winslow”) (collectively, the “Subadvisors”), which serve as subadvisors to certain Portfolios (the “Subadvised Portfolios”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and the Subadvisors. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on each Portfolio prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and the Subadvisors on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates and certain Subadvisors, and responses from New York Life Investments and the Subadvisors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisors; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and each Subadvisor from their relationships with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and the Subadvisors and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and the Subadvisors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience

M-490	MainStay VP Funds Trust

of senior personnel at New York Life Investments providing management and administrative services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of each Portfolio’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in each Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Portfolios, and noted that New York Life Investments is responsible for compensating each Portfolio’s officers.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the non-Subadvised Portfolios and the Subadvisors provide to the Subadvised Portfolios. The Board evaluated New York Life Investments’ and the Subadvisors’ experience in serving as investment adviser and subadvisor, respectively, to the Portfolios and managing other portfolios. It examined New York Life Investments’ and the Subadvisors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and the Subadvisors, and New York Life Investments’ and the Subadvisors’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ and the Subadvisors’ willingness to invest in personnel that benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and the Subadvisors’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results in light of a Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the

Portfolios’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio’s risk-adjusted investment performance, and each Portfolio’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

In evaluating the performance of certain Portfolios, the Board considered that the Portfolios had not been in operation for a sufficient time period to establish a meaningful investment performance track record. In considering the other Portfolios’ investment performance, the Board focused principally on the Portfolios’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance, as well as discussions between a Portfolio’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or the Subadvisors had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Because the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, Main-Stay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the “Asset Allocation Portfolios”) invest substantially all of their assets in other funds advised by New York Life Investments (including the Portfolios), the Board considered the rationale for the allocation among and selection of the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisors to enhance investment returns, supported a determination to approve the Agreements. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolios’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisors

The Board considered the costs of the services provided by New York Life Investments and the Subadvisors under the Agreements, and the profits realized by New York Life Investments and its affiliates and the Subadvisors due to

mainstayinvestments.com	M-491

Board Consideration and Approval of Management Agreement

and Subsidiary Agreement (Unaudited) (continued)

their relationships with the Portfolios. Because MacKay Shields, Cornerstone Capital Management and ICAP are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and these Subadvisors in the aggregate. Because the subadvisory fees of Epoch and Winslow are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolios, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolios.

The Board noted that the Asset Allocation Portfolios do not pay a management fee, but that shareholders of the Asset Allocation Portfolios indirectly pay the fees and expenses of the underlying funds in which the Asset Allocation Portfolios invest. The Board considered that the Asset Allocation Portfolios’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates and the Subadvisors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and that New York Life Investments is responsible for paying the subadvisory fees for the Subadvised Portfolios. The Board acknowledged that New York Life Investments and the Subadvisors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that the ability to maintain a strong financial position is important in order for New York Life Investments and the Subadvisors to continue to provide high-quality services to the Portfolios. The Board also noted that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolios as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios. The Board recognized, for example, the benefits to the Subadvisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisors in exchange for commissions paid by a Subadvised Portfolio with respect to trades on the Subadvised Portfolio’s portfolio securities. The Board also requested and received information from New York Life Investments, Epoch and Winslow concerning other business relationships between Epoch and Winslow and their affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and the Subadvisors due to their relationships with the Portfolios supported the Board’s decision to approve the Agreements. With respect to Epoch and Winslow, the Board concluded that any profits realized by Epoch and Winslow due to their relationships with the Portfolios are the result of arm’s-length negotiations between New York Life Investments and Epoch and Winslow, and are based on fees paid to Epoch and Winslow by New York Life Investments, not the Portfolios.

Extent to Which Economies of Scale May Be Realized as the Portfolios Grow

The Board also considered whether each Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the each Portfolio’s management fee schedule hypothetically would compare

M-492	MainStay VP Funds Trust

with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board noted that the Asset Allocation Portfolios do not pay a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Asset Allocation Portfolios invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio’s expected total ordinary operating expenses. With respect to the Subadvised Portfolios, the Board primarily considered the reasonableness of the management fees paid by the Portfolios to New York Life Investments, since the fees paid to the Subadvisors are paid by New York Life Investments, not the Subadvised Portfolios.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Asset Allocation Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Asset Allocation Portfolios indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments and the Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolios and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that each Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	M-493

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and also makes available its complete schedule of portfolio holdings on its website at www.nylim.com, five days after each month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP is made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP is provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

M-494	MainStay VP Funds Trust

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60*	Indefinite; Eclipse Funds: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 2008 (28 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments
		Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C. (since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	77	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winlsow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	M-495

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41

Indefinite;

Eclipse Funds: Chairman since January 2013 and Trustee since 2002;

Eclipse Funds Inc.: Chairman since January 2013 and Director since 2002 (1 fund);

The MainStay Funds: Chairman since January 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since January 2013 and Trustee since 2009 (33 funds);

MainStay VP Funds Trust: Chairman since January 2013 and Trustee since 2007 (28 portfolios)*;

Private Advisors Alternative Strategies Master Fund: Chairman since January 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since January 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since January 2013 and Trustee since 2011.

			Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999).	77	None
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

M-496	MainStay VP Funds Trust

	Name and Date of Birth	Term of Office, Position(s) Held with Fund Complex and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Trustee since 2000; Eclipse Funds Inc.: Director since 1990 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 2007 (28 portfolios)*; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	President, Strategic Management Advisors LLC (since 1990)	77	Trustee, Legg Mason Partners Fund Complex, since 1991 (52 portfolios)
	Alan R. Latshaw 3/27/51

Indefinite;

Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (33 funds);

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (28 portfolios)*;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	77

Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios);

Trustee, State Farm Mutual Fund Trust since 2005

(15 portfolios);

Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	M-497

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 2006 (28 portfolios)*; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	77	None
	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 2007 (28 portfolios)*; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	77	None
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

M-498	MainStay VP Funds Trust

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;

Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (33 funds);

MainStay VP Funds Trust: Trustee since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios)*;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	77	None
	John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 1997 (28 portfolios)*; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	77	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	M-499

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2007)** Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)** Eclipse Funds, Eclipse Funds Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)** Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)** Eclipse Funds, Eclipse Funds Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

M-500	MainStay VP Funds Trust

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Growth Equity Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP U.S. Small Cap Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

Blended Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Cash Management Portfolio

MainStay VP Flexible Bond Opportunities Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC*

New York, New York

Cornerstone Capital Management LLC*

Bloomington, Minnesota

Dimensional Fund Advisors LP

Austin, Texas

DuPont Capital Management Corporation

Wilmington, Delaware

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

mainstayinvestments.com

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

© 2013 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

Not a part of the Annual Report	MSVP11-02/13

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2012 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,131,765.

The aggregate fees billed for the fiscal year ended December 31, 2011 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $842,785.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2012, and (ii) $0 for the fiscal year ended December 31, 2011. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $127,700 during the fiscal year ended December 31, 2012, and (ii) $85,300 during the fiscal year ended December 31, 2011. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2012, and (ii) $0 during the fiscal year ended December 31, 2011.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than fifty percent of PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2012 and December 31, 2011 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $2,608,827 for the fiscal year ended December 31, 2012, and (ii) $2,807,847 for the fiscal year ended December 31, 2011.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2012 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: March 7, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date: March 7, 2013

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.